UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-03623

Exact name of registrant as specified in charter:	The Prudential Series Fund

Address of principal executive offices:	655 Broad Street, 6th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 6th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	12/31/2022

Date of reporting period:	12/31/2022

Item 1 – Reports to Stockholders

The Prudential Series Fund

ANNUAL REPORT              December 31, 2022

PSF Global Portfolio

PSF International Growth Portfolio

PSF Mid-Cap Growth Portfolio

PSF Natural Resources Portfolio

PSF PGIM 50/50 Balanced Portfolio

PSF PGIM Flexible Managed Portfolio

PSF PGIM Government Income Portfolio

PSF PGIM Government Money Market Portfolio

PSF PGIM High Yield Bond Portfolio

PSF PGIM Jennison Blend Portfolio

PSF PGIM Jennison Focused Blend Portfolio

PSF PGIM Jennison Growth Portfolio

PSF PGIM Jennison Value Portfolio

PSF PGIM Total Return Bond Portfolio

PSF Small-Cap Stock Index Portfolio

PSF Small-Cap Value Portfolio

PSF Stock Index Portfolio

Based on the variable contract you own or the portfolios you invested in, you may receive additional reports for other portfolios. Please refer to your variable annuity or variable life insurance contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about each portfolio’s holdings are for the period covered by this report and are subject to change thereafter.

Please note that this report may include prospectus supplements that are separate from and not a part of this report. Please refer to your variable annuity or variable life insurance contract prospectus to determine which supplements are applicable to you.

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The Prudential Series Fund may offer three classes of shares in each portfolio: Class I, Class II and Class III. Class I and Class III shares are sold to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (Contracts). Class I shares are also sold to separate accounts of insurance companies not affiliated with Prudential where Prudential has assumed responsibility for the administration of contracts issued through such nonaffiliated insurance companies for the same types of Contracts. (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts.

Prudential Series Table of Contents	Annual Report	December 31, 2022

∎	LETTER TO CONTRACT OWNERS

∎	MARKET OVERVIEW

∎	REPORT OF THE INVESTMENT MANAGERS AND PRESENTATION OF PORTFOLIO HOLDINGS

∎	BENCHMARK GLOSSARY

∎	FEES AND EXPENSES

∎	FINANCIAL REPORTS

Section A	Schedule of Investments, Financial Statements, and Financial Highlights

	Glossary	A1
	PSF Global Portfolio	A2
	PSF International Growth Portfolio	A11
	PSF Mid-Cap Growth Portfolio	A18
	PSF Natural Resources Portfolio	A25
	PSF PGIM 50/50 Balanced Portfolio	A31
	PSF PGIM Flexible Managed Portfolio	A69
	PSF PGIM Government Income Portfolio	A105
	PSF PGIM Government Money Market Portfolio	A114
	PSF PGIM High Yield Bond Portfolio	A119
	PSF PGIM Jennison Blend Portfolio.	A141
	PSF PGIM Jennison Focused Blend Portfolio	A148
	PSF PGIM Jennison Growth Portfolio	A154
	PSF PGIM Jennison Value Portfolio	A160
	PSF PGIM Total Return Bond Portfolio	A167
	PSF Small-Cap Stock Index Portfolio	A212
	PSF Small-Cap Value Portfolio.	A226
	PSF Stock Index Portfolio.	A234

Section B	Notes to Financial Statements
Section C	Report of Independent Registered Public Accounting Firm
Section D	Information about Board Members and Officers

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

The Prudential Series Fund Letter to Contract Owners	Annual Report	December 31, 2022

∎	DEAR CONTRACT OWNER:

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. Despite today’s uncertainties, we remain strong and ready to serve and support you. This Prudential Series Fund annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 145 years. You can count on our history of financial stability. We are diversified for endurance. Our balanced mix of risks and businesses positions us well to manage through any economic environment. We’ve applied the lessons from decades of challenges to be stronger, because we are committed to keeping our promises to you.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. A strong sense of social responsibility for our clients, our employees, and our communities has been embedded in the company since our founding. It guides our efforts to help our customers achieve peace of mind through financial wellness.

We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Timothy S. Cronin
President,
The Prudential Series Fund	January 31, 2023

Market Overview — unaudited	Annual Report	December 31, 2022

Equity Market Overview

Across the majority of asset classes and regions, equities posted losses in 2022. Recession fears—spurred by the highest inflation in decades and aggressive central bank interest-rate hikes—were the main headwinds. Bond markets also suffered as yields spiked and the US Treasury yield curve inverted. However, commodities gained as oil and gas prices benefited from supply-chain woes following the onset of Russia’s invasion of Ukraine.

Equities end the year lower

US equity losses were widespread, as the large-cap S&P 500 Index fell 18.10%, the broad-based Russell 3000 Index declined 19.21%, and the tech-heavy Nasdaq Composite Index plummeted 33.10% during the year. Internationally, the MSCI ACWI Ex-US Index, a gauge of stock performance in developed and emerging markets outside the US, slid 15.57%. (Performance is based on net returns in US dollars unless stated otherwise and assumes reinvestment of dividends.)

Central bank activity dominates market sentiments

The US equity market suffered its worst year since 2008 as the US Federal Reserve (the Fed) aggressively tightened monetary policy in an attempt to lower inflation. The Fed raised its federal funds rate, which began the year at around 0%, seven times throughout 2022 to close the year in a range of 4.25% to 4.50%. The impact of higher rates punished the housing market, as housing starts and building permits declined, largely in response to rising mortgage rates. While inflation remained high for most of 2022, markets cheered by year-end as both the Consumer Price Index and the Personal Consumption Expenditures Price Index had slowed. During the same period, unemployment remained historically low.

Energy prices and the US dollar both posted gains for the year. Oil prices spiked in the first half of 2022, at one point rising above $100 per barrel for the first time since 2014. Supply concerns were exacerbated by Russia’s invasion of Ukraine and resulting sanctions against Russia. The US dollar benefited from rising rates, climbing 7.87% against a basket of developed market currencies.

US stocks swoon as inflation soars

Stocks started 2022 on solid ground, with the S&P 500 hitting a record high in January, but quickly retreated and spent the rest of the year in negative territory. Inflationary pressures reached multi-decade highs and the Fed began raising interest rates, sending markets lower. Geopolitical woes were heightened when Russia invaded Ukraine in February, creating new supply-chain issues. Economic data was disappointing, with US gross domestic product declining in both the first and second quarters.

As inflation increased and central banks worldwide hiked interest rates, equity markets briefly fell into bear market territory, defined as a drop of 20% or more from a recent high. Earnings expectations were revised downward as inflation began to crimp profit margins. Toward the end of 2022, equity markets began to slowly recover as inflation moderated.

Energy sector up, all other sectors down

In 2022, the top-performing sector in the S&P 500 Index was energy, rising 65.72% amid tight supply and rising demand. Other sectors posted negative returns, most significantly communication services (-39.89%) and consumer discretionary (-37.03%).

Tech darlings fall out of favor as value stocks lead

Recession fears drove large-cap technology equities sharply lower in 2022, as investors shifted away from the mega-cap tech stocks that they favored during the COVID-19 pandemic to more economically sensitive value stocks. Worries about slowing earnings growth led value stocks to significantly outperform growth stocks across market capitalizations.

During the year, the Russell 3000 Value Index declined 7.98%, significantly outperforming the Russell 3000 Growth Index, which fell 28.97%. The large-cap Russell 1000 Index fell 19.13%, the Russell Midcap Index slipped 17.32%, and the small-cap Russell 2000 Index dropped 20.44%.

Rising inflation and energy pressures sink international developed stocks

Central banks outside the US also tightened monetary policy in response to rising inflation, including the European Central Bank, which raised rates for the first time in more than 10 years. In addition to inflationary pressures, European markets faced energy-supply issues due to Russia’s invasion of Ukraine. A tax-cutting plan to shore up the economy in the United Kingdom backfired, causing a near collapse of the British pound sterling and requiring central bank intervention. In December, Japan jolted global financial markets when it loosened the tight limits it had been imposing on bond yields.

Developed equity markets outside the US and Canada, as measured by the MSCI EAFE Index, declined 14.45% during the year, and the MSCI Europe Index dropped 15.06%. The MSCI Japan Index dipped 16.65%.

Market Overview — unaudited (continued)	Annual Report	December 31, 2022

Emerging market stocks suffer

A surging US dollar, spiking food and fuel prices, and Russia’s invasion of Ukraine hurt high-risk assets, including emerging market stocks, during 2022. The MSCI Emerging Markets Index declined 20.09%. While many emerging market countries began raising rates before their developed market counterparts, China—the world’s second-largest economy—was forced to trim key rates in response to slowing growth caused by its zero-COVID policy, and its lockdown measures were dropped by the end of the year. The MSCI China Index declined 21.93%.

Fixed Income Market Overview

In response to rampant inflation, central banks hiked interest rates aggressively in 2022, sending bond yields higher and prices significantly lower. Bonds failed to provide a safe haven for investors as carnage spread across most sectors, including government bonds, high yield issues, and emerging-market fixed income.

US Treasury yields increased dramatically during the year, sending the Bloomberg US Aggregate Bond Index lower by 13.01%—one of the worst years ever for US investment-grade fixed income. Bonds issued by the US government and indexed to inflation, or TIPS, declined 11.85%. High yield bonds (i.e., debt rated below investment grade) as measured by the Bloomberg US Corporate High Yield Index, fell 11.19%, outperforming their investment-grade counterparts. Emerging market debt, based on the J.P. Morgan EMBI Global Diversified Index, declined 17.78%. (All returns cited are in US dollars unless stated otherwise.)

Central banks shift gears to fight record-high inflation

Across most of the world, inflationary pressures intensified in 2022, leading central banks to begin tightening monetary policy after injecting aggressive stimulus into their economies in 2020 and 2021. Consumer prices, particularly food and fuel, spiked and remained elevated throughout the year, as inflation rose to a 40-year high in many countries.

The US Federal Reserve raised the federal funds rate seven times in 2022. The rate began the year at around 0% and ended it in a range between 4.25% and 4.50%. While the Bank of England began raising rates in late 2021, the European Central Bank held steadfast until July 2022, when it raised rates for the first time in 11 years. Even Japan, which had kept interest rates below zero since 2016, altered its bond policy in December 2022, allowing 10-year yields to rise.

Labor markets remain robust despite slowing economic growth

Economic growth was uneven during 2022. US gross domestic product declined in the first and second quarters. While growth resumed in the third quarter, it was boosted by the largest rise in real net exports in over 40 years, which many economists do not consider sustainable. However, the labor market remained shielded, as unemployment remained low and hourly earnings steadily increased.

Commodities gain

Crude oil prices rocketed above $100 per barrel following the onset of Russia’s invasion of Ukraine in February. However, gains were muted by year-end as recession fears increased. Further impacting energy prices was the decision by the Organization of the Petroleum Exporting Countries and its major allies to cut oil production in the fall, as well as efforts to cap the price of Russian oil.

Falling bond prices lead to yield curve inversion

Longer-term US Treasuries were one of the worst-performing sectors of the bond market in 2022, as the Bloomberg US 10+ Year Corporate Index dropped 25.62%, significantly underperforming its 1-5 year counterpart, which fell 5.56%.

The impact of rising rates sent bond prices lower across the spectrum. However, the negative impact was particularly strong for longer-dated debt, resulting in an inversion in Treasury yields. The 10-year US Treasury yield began the year at 1.51% and spiked over 4% before ending the year at 3.88%. Meanwhile, the shorter-dated 2-year Treasury note traded at around 4.42% at year-end. Yield inversion—when the yield on a shorter-term bond is higher than a longer-term bond—has been a historical harbinger of a recession.

Rising dollar pressures emerging market bonds

Emerging-market central banks began tightening monetary policy in early 2021, nearly a full year before the Fed, in their battle against surging food and fuel costs. However, Russia’s invasion of Ukraine increased pricing pressures further, and the surging US dollar—which had one of its best performances in years—threatened many emerging economies by making foreign debt payments more difficult.

The Prudential Series Fund, PSF Global Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	Since Inception
Portfolio: Class I	-18.80%	6.09%	8.96%	—
Portfolio: Class III	-19.01	N/A	N/A	-8.27
MSCI World Index® (GD)	-17.73	6.69	9.44	—

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Class III inception: 04/26/2021. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower. Unless noted otherwise, Index returns are based on the Portfolio’s Class I shares.

The graph is based on the performance of Class I shares. Performance of Class III shares will be lower due to differences in the fee structure. Class III shares have associated 12b-1 fees at an annual rate of 0.25%, of the average daily net assets of the Class III shares.

For the year ended December 31, 2022, the PSF Global Portfolio Class I shares returned -18.80%. The Portfolio’s Class I shares underperformed the MSCI World Index (GD).

What were the market conditions during the reporting period?

Aggressive interest rate hikes by global central banks aimed at combating inflation that soared to its highest level since the early 1980s weighed on financial markets in calendar-year 2022 (the reporting period). In addition to higher interest rates, investors grappled with Russia’s invasion of Ukraine and rising fears of recession.

Equity markets were under pressure for most of the reporting period. In the US, the S&P 500 Index declined 18.10%, its worst year since the Global Financial Crisis of 2008. Growth stocks endured an especially difficult year, with the Russell 1000 Growth Index declining 29.14% during the reporting period as rising interest rates had a disproportionately negative impact on the longer-duration nature of their expected earnings. Additionally, international developed equities declined 14.01%, as measured by the MSCI EAFE Index (GD), and emerging market equities fell 19.74%, as measured by the MSCI Emerging Markets Index (GD).

The US Federal Reserve raised the federal funds rate at the fastest pace in decades during the reporting period. The result was a 13.01% decline in the Bloomberg US Aggregate Bond Index for the reporting period. Hawkish global central banks also put downward pressure on investment-grade bond prices, with the Bloomberg Global Aggregate Index declining 13.02% during the reporting period. (Hawkish tends to suggest higher interest rates, opposite of dovish.) At the same time, spread widening, or greater yield differentials to government bonds, led to losses for riskier high yield bonds, which declined 12.71%, as measured by the Bloomberg Global High Yield Index.

What strategies or holdings affected the Portfolio’s performance?*

During the reporting period, the Portfolio had average overweights of +1.27% and +0.61%, respectively, in its US Large Cap Value and International Value sleeves. This contributed positively to the Portfolio’s performance relative to its benchmark. The Portfolio had average underweights of -1.25% and -0.96% in its US Large Cap Growth and International Growth sleeves. The Portfolio had an 0.33% allocation to cash, which modestly added to performance given all styles declined during the reporting period. Asset allocation added about 21 basis points (bps) to Portfolio performance relative to its benchmark, while selection effects detracted 87 bps. (One basis point equals 0.01%.)

Manager performance was mixed during the reporting period. In April 2022, the Large Cap Growth sleeve managed by Brown Advisors was transitioned to MFS. MFS subsequently outperformed its Russell 1000 Growth Index benchmark, but not by enough to offset the underperformance of Brown Advisors earlier in the reporting period. In International, the high-growth William Blair sleeve underperformed its MSCI EAFE Growth Index benchmark. Growth managers in general struggled as the rising global rate environment caused significant repricing of high-growth stocks. The Large Cap Value sleeve managed by T. Rowe Price was a solid performer throughout the reporting period, offsetting some of the negative performance from the other asset classes.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF Global Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

PSF Global Portfolio (As of 12/31/2022)

Ten Largest Holdings	Line of Business	Country	% of Net Assets
Microsoft Corp.	Software	United States	3.7%
Alphabet, Inc. (Class A Stock)	Interactive Media & Services	United States	1.6%
Apple, Inc.	Technology Hardware, Storage & Peripherals	United States	1.4%
Amazon.com, Inc.	Internet & Direct Marketing Retail	United States	1.3%
Mastercard, Inc. (Class A Stock)	IT Services	United States	1.2%
Southern Co. (The)	Electric Utilities	United States	1.2%
TotalEnergies SE, ADR	Oil, Gas & Consumable Fuels	France	1.2%
Johnson & Johnson	Pharmaceuticals	United States	1.1%
Becton, Dickinson & Co.	Health Care Equipment & Supplies	United States	1.1%
Wells Fargo & Co.	Banks	United States	1.1%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF International Growth Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio: Class I	-28.93%	4.04%	6.34%
Portfolio: Class II	-29.16	3.65	5.94
MSCI EAFE Index® (GD)	-14.01	2.03	5.16

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15% respectively of the average daily net assets of the Class II shares.

For the year ended December 31, 2022, the PSF International Growth Portfolio Class I shares returned -28.93%. The Portfolio’s Class I shares underperformed the MSCI EAFE Index (GD).

What were the market conditions during the reporting period?

Aggressive interest rate hikes by global central banks aimed at combating inflation that soared to its highest level since the early 1980s weighed on financial markets in calendar-year 2022 (the reporting period). In addition to higher interest rates, investors grappled with Russia’s invasion of Ukraine, China’s “zero-COVID” policy, soaring energy prices, and rising fears of recession. In all, the reporting period was historically challenging for both global equities and fixed income.

Equity markets were under pressure for most of the reporting period. International developed equities declined 14.01%, as measured by the MSCI EAFE Index (GD). It was especially difficult for growth stocks, with the MSCI EAFE Growth Index (GD) tumbling 22.69% as rising interest rates had a disproportionately negative impact on the longer-duration nature of their expected earnings. Emerging market equities struggled as well, with the MSCI Emerging Markets Index (GD) falling 19.74% during the reporting period.

What strategies or holdings affected the Portfolio’s performance?*

Risk exposures had the largest negative impact on the Portfolio’s relative performance during the reporting period, as large underexposures to value factors (defined as lower price-to-earnings and price-to-book ratios) as well overexposures to earnings momentum and volatility factors all sharply detracted from the Portfolio’s performance. This was in contrast to the three previous years when these exposures helped significantly. All of the Portfolio’s subadvisors (Jennison, Neuberger Berman, and William Blair) had underexposures to value factors, as this Portfolio is more focused on companies with strong earnings growth rates than on undervalued securities. Meanwhile, William Blair and Jennison had overexposures to earnings momentum factors. William Blair incorporates momentum as part of its process, while Jennison’s momentum exposure was more of a residual of its bottom-up stock selection process. To summarize, the market favored value over growth characteristics during the reporting period, as interest rates rose and investors avoided the higher valuations associated with higher earnings growth rates.

Additionally, all three subadvisors were overweight information technology services and software stocks, which declined sharply. These are examples of high-growth stocks that are normally discounted once interest rates start to rise. Likewise, all of the subadvisors were underweight integrated oil and gas, as well as oil and gas exploration and production stocks. These stocks did especially well as oil and gas prices rose during the reporting period. Given that these industries are more capital intensive, they are normally not fast growers. As such, it was not surprising that these subadvisors were all underweight oil and gas-related industries. All industry weightings were within the subadvisors’ historical allocations.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF International Growth Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

From a country standpoint, all three subadvisors held Chinese securities during the reporting period, as these securities (especially the information technology stocks) had been some of the fastest-growing stocks in the world. China’s economy slowed in the reporting period due to its “zero-COVID” policy, and the Chinese market suffered accordingly. Thus, the subadvisors’ allocation to Chinese stocks hurt the Portfolio’s relative performance during the reporting period. On the other hand, some of this underperformance was mitigated by all of the subadvisors’ underweight to Japan, which has an aging population and slower growth rates. As a result, the subadvisors inherently tend to be underweight Japan given the Portfolio’s growth mandate. In the reporting period, Japan suffered as the Japanese yen declined versus the US dollar. Since the subadvisors were underweight Japan, the Portfolio benefited.

Finally, security selection overall detracted from the Portfolio’s performance in the reporting period. Specifically, all three subadvisors’ information technology (IT) and healthcare holdings detracted from the Portfolio’s performance. IT especially suffered as interest rates rose and many workers returned to the office. Meanwhile, some of the more growth-oriented biotechnology companies within the healthcare sector declined as growth rates and valuations came under investor scrutiny. Given the Portfolio’s growth mandate, the subadvisors faced headwinds because they favored companies in these faster-growing areas. Partially mitigating these detractors was all three subadvisors’ stock selection in the financials sector, which aided the Portfolio’s relative performance.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

PSF International Growth Portfolio (As of 12/31/2022)

Ten Largest Holdings	Line of Business	Country	% of Net Assets
AstraZeneca PLC	Pharmaceuticals	United Kingdom	3.0%
Novo Nordisk A/S (Class B Stock)	Pharmaceuticals	Denmark	2.6%
LVMH Moet Hennessy Louis Vuitton SE	Textiles, Apparel & Luxury Goods	France	2.6%
Compass Group PLC	Hotels, Restaurants & Leisure	United Kingdom	2.5%
ASML Holding NV	Semiconductors & Semiconductor Equipment	Netherlands	2.0%
Pernod Ricard SA	Beverages	France	1.7%
HDFC Bank Ltd., ADR	Banks	India	1.6%
L’Oreal SA	Personal Products	France	1.6%
Keyence Corp.	Electronic Equipment, Instruments & Components	Japan	1.5%
ICON PLC	Life Sciences Tools & Services	United States	1.5%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF Mid-Cap Growth Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	Since Inception
Portfolio: Class I	-26.96%	8.64%	10.26%	—
Portfolio: Class II	-27.24	8.21	9.81	—
Portfolio: Class III	-27.16	N/A	N/A	-15.79
Russell MidCap® Growth Index	-26.72	7.64	11.41	—
S&P MidCap 400 Index	-13.06	6.71	10.78	—

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Class III inception: 04/26/2021. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower. Unless noted otherwise, Index returns are based on the Portfolio’s Class I shares.

The Russell Midcap® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

The graph is based on the performance of Class I shares. Performance of Class II and Class III shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares. Class III shares have associated 12b-1 fees at an annual rate of 0.25%, of the average daily net assets of the Class III shares.

For the year ended December 31, 2022, the PSF Mid-Cap Growth Portfolio Class I shares returned -26.96%. The Portfolio’s Class I shares underperformed both the Russell Midcap Growth Index and the S&P Midcap 400 Index.

What were the market conditions during the reporting period?

After three years of strength, US equity markets experienced a volatile calendar-year 2022 (the reporting period), with the S&P 500 Index returning -18.10%—its worst year since 2008. Across market capitalizations, growth as a style was at the epicenter of volatility. Companies at the highest end of the growth spectrum entered this reporting period with two characteristics: high valuations when compared to history and high expectations. The US Federal Reserve’s (the Fed’s) abrupt shift to quantitative tightening sparked a sharp move higher in interest rates and future rate expectations, which, in turn, caused multiples (i.e., price/earnings ratios) to compress. Within the mid-cap segment of the US equity market, value stocks meaningfully outperformed growth stocks during the reporting period, with the Russell Midcap Value Index returning -12.03% compared to -26.72% for the Russell Midcap Growth Index. Within the Russell Midcap Growth Index, the energy (+40.23%) and utilities (+1.22%) sectors had the highest returns. The communication services (-42.54%) and information technology (-37.93%) sectors were the only sectors to post negative returns for the reporting period.

What strategies or holdings affected the Portfolio’s performance?*

Stock selection and an overweight allocation within healthcare was the top positive contributor during the reporting period, as the Portfolio’s preference for companies with more stable and consistent business models was rewarded. Stock selection within consumer staples also contributed positively to the Portfolio’s performance. On the other hand, stock selection within information technology was the top detractor, despite an underweight allocation which contributed positively. Stock selection within energy also detracted from the Portfolio’s performance.

EOG Resources Inc. (EOG) was the top positive individual stock contributor after benefitting from rising oil prices, which were driven by recovering demand and a gradual return of OPEC+ (Organization of the Petroleum Exporting Countries) production early in the reporting period. The Portfolio trimmed its EOG position following the sharp appreciation in oil prices in the first half of the reporting period but continued to have conviction in EOG’s focus on returns and cash generation through the cycle. Quanta Services Inc. also contributed positively after reporting strong quarterly results that highlighted continued strength within utility infrastructure maintenance and expansion. At the end of the reporting period, Quanta remained a top holding that the Portfolio’s managers believed was well positioned to benefit from accelerating utility-scale wind and solar deployments within renewables.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF Mid-Cap Growth Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

An underweight position in Enphase Energy Inc. was the top detractor from Portfolio results in the reporting period after Enphase posted strong third-calendar quarter results, driven by increased European revenues due to rising energy costs. The Portfolio initiated this position based on Enphase’s domestic focus, new product cycle, and long-term benefits from the Inflation Reduction Act. The Portfolio remained underweight relative to the index given heightened investor consensus expectations for Enphase. A position in Marvell Technology Inc. also detracted, as higher-multiple stocks, including semiconductor companies, came under pressure during the reporting period with growing concerns over sustainability of data-center spending. The Portfolio remains constructive on Marvell long term but is taking a cautious approach and tracking the company’s inventory levels.

Portfolio positioning at the end of the reporting period was skewed toward what its managers viewed as resilient, high-quality growth franchises with strong financial characteristics and solid fundamentals. While there were growing prospects within the higher-growth segment of the market, notably within technology, the Portfolio remained selective, only incrementally adding to names with strong financial profiles and underappreciated fundamental opportunities. Healthcare and financials remained the top Portfolio overweights, anchored in durable, steady growth businesses executing on company-specific catalysts. The Portfolio also identified emerging areas of leadership across sectors believed to be poised to benefit from increased spending toward renewables and infrastructure. The Portfolio continued to be cautious on companies exhibiting deep cyclicality and those with exposure to consumer end markets such as housing and autos. Information technology and real estate remained top Portfolio underweights at the end of the reporting period.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

PSF Mid-Cap Growth Portfolio (As of 12/31/2022)

Ten Largest Holdings	Line of Business	% of Net Assets
Horizon Therapeutics PLC	Biotechnology	2.3%
Trane Technologies PLC	Building Products	2.2%
Quanta Services, Inc.	Construction & Engineering	2.2%
Dexcom, Inc.	Health Care Equipment & Supplies	2.1%
Agilent Technologies, Inc.	Life Sciences Tools & Services	2.0%
Synopsys, Inc.	Software	2.0%
Cheniere Energy, Inc.	Oil, Gas & Consumable Fuels	1.9%
Copart, Inc.	Commercial Services & Supplies	1.8%
Hilton Worldwide Holdings, Inc.	Hotels, Restaurants & Leisure	1.8%
Cadence Design Systems, Inc.	Software	1.7%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF Natural Resources Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	Since Inception
Portfolio: Class I	22.04%	9.30%	2.15%	—
Portfolio: Class II	21.54	8.85	1.74	—
Portfolio: Class III	21.88	N/A	N/A	19.26
Blended Index	21.11	6.06	4.64	—
Lipper Global Natural Resources Funds Index	21.12	6.66	3.83	—
MSCI World Index® (GD)	-17.73	6.69	9.44	—

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Class III inception: 04/26/2021. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower. Unless noted otherwise, Index returns are based on the Portfolio’s Class I shares.

The graph is based on the performance of Class I shares. Performance of Class II and Class III shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares. Class III shares have associated 12b-1 fees at an annual rate of 0.25%, of the average daily net assets of the Class III shares.

For the year ended December 31, 2022, the PSF Natural Resources Portfolio Class I shares returned 22.04%. The Portfolio’s Class I shares outperformed the Blended Index, the Lipper Global Natural Resources Funds Index, and the MSCI World Index (GD).

What were the market conditions during the reporting period?

The geopolitical climate during the reporting period exacerbated near-term uncertainty around the timing of commodity price normalization. Predicting the magnitude and duration of multiple exogenous factors—including weather-related issues, policy and recession risks, geopolitics, and broader economic supply-chain and inflation challenges—was complicated, and the Portfolio remained focused where it believed it had an investment edge—specifically, in the multi-year structural commodity call. Overall, the Portfolio’s bearish long-term outlook for commodities has not changed; and toward the end of the reporting period, it was adding to companies it believed to have strong core businesses and idiosyncratic drivers to help mitigate the risks of an uncertain environment. The Portfolio also favored beneficiaries of commodity deflation—including utilities, packaging, and specialty chemicals—as well as paper and forest products.

What strategies or holdings affected the Portfolio’s performance?*

Precious metals and minerals posted losses, weighed down by interest rate hikes and a stronger US dollar, and so the Portfolio’s underweight allocation in the industry added value. The Portfolio’s overweight to US-based oil explorers and producers also boosted relative performance, as the industry generated gains due to elevated oil prices and meaningfully outperformed the commodities complex.

The Portfolio’s overweight in construction, farm machinery, and heavy trucks proved beneficial as well. The group surged during the reporting period as demand picked up due to expanding manufacturing activity and pricing actions to manage increased costs and supply-chain disruptions. Conversely, the Portfolio’s overweight allocation in paper and forest products, coupled with adverse stock selection, detracted most from relative returns, as the industry was pressured by weak demand, increased input costs, and elevated inventories. The Portfolio’s underweight position in the integrated oil and gas industry and its lack of exposure to oil and gas refining and marketing firms also hampered relative performance, as those groups benefited from elevated oil prices, particularly early in the reporting period, and outperformed the benchmark.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF Natural Resources Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

PSF Natural Resources Portfolio (As of 12/31/2022)

Ten Largest Holdings	Line of Business	Country	% of Net Assets
ConocoPhillips	Oil & Gas Exploration & Production	United States	5.8%
TotalEnergies SE	Integrated Oil & Gas	France	5.4%
EOG Resources, Inc.	Oil & Gas Exploration & Production	United States	3.7%
Chevron Corp.	Integrated Oil & Gas	United States	3.7%
Hess Corp.	Oil & Gas Exploration & Production	United States	3.3%
Equinor ASA	Integrated Oil & Gas	Norway	3.2%
Linde PLC	Industrial Gases	United Kingdom	2.9%
Pioneer Natural Resources Co.	Oil & Gas Exploration & Production	United States	2.7%
Devon Energy Corp.	Oil & Gas Exploration & Production	United States	2.4%
BHP Group Ltd.	Diversified Metals & Mining	Australia	2.1%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF PGIM 50/50 Balanced Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	Since Inception
Portfolio: Class I	-14.70%	4.49%	6.65%	—
Portfolio: Class III	-14.90	N/A	N/A	-5.02
Blended Index	-13.88	5.17	6.91	—
S&P 500 Index	-18.10	9.42	12.55	—

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Class III inception: 04/26/2021. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower. Unless noted otherwise, Index returns are based on the Portfolio’s Class I shares.

The graph is based on the performance of Class I shares. Performance of Class III shares will be lower due to differences in the fee structure. Class III shares have associated 12b-1 fees at an annual rate of 0.25%, of the average daily net assets of the Class III shares.

For the year ended December 31, 2022, the PSF PGIM 50/50 Balanced Portfolio Class I shares returned -14.70%. The Portfolio’s Class I shares underperformed the Blended Index and outperformed the S&P 500 Index.

What were the market conditions during the reporting period?

At the beginning of calendar-year 2022 (the reporting period), the global economy was experiencing high levels of uncertainty about an expected slowdown from strong 2021 growth, high levels of inflation, the ongoing impact of COVID-19 on global supply chains and demand, and the expected unwinding of unprecedented levels of monetary and fiscal support. Russia’s invasion of Ukraine propelled already-concerning levels of inflation to new heights, prompting aggressive central bank tightening and contributing to significantly higher sovereign bond yields and a surge in the value of the US dollar. US stocks, particularly growth stocks, saw sharp declines during the reporting period, while the pullback in value stocks was more modest. The S&P 500 Index declined 18.10% during the reporting period. EAFE (Europe, Australasia, and the Far East) stocks saw comparatively lower double-digit percentage declines.

Global bonds also fell, as yields rose sharply. In the US, the 10-year Treasury yield was 1.51% at the beginning of the reporting period and rose to a high of around 4.23% in October 2022, before easing back to around 3.55% at the end of the reporting period. The Bloomberg US Aggregate Bond Index fell 13.01%, making 2022 a year of sharp declines for both stocks and bonds. In an environment of rising interest rates, the 3-month Treasury bill outperformed both stocks and bonds, finishing the reporting period gaining 1.46%.

What strategies or holdings affected the Portfolio’s performance?*

During the reporting period, the impact of asset allocation decisions on Portfolio performance was roughly neutral. While the Portfolio was overweight stocks relative to its benchmark index at the beginning of the reporting period, funded by an underweight to bonds, the Portfolio’s stock positions were soon reduced as the headwinds to risk assets became apparent, with the Federal Reserve embarking on its rate-hiking cycle and with Russia’s invasion of Ukraine. By the second quarter of 2022, the Portfolio was roughly neutral in stocks. It had an out-of-benchmark position in EAFE stocks at that time, which was expected to be relatively defensive compared to US stocks. Further, the Portfolio had a significant overweight in cash.

This positioning was largely maintained during the third quarter of 2022. In the fourth quarter, while the stock positions were roughly maintained, the Portfolio’s underweight to bonds was reduced, given that bond yields had risen sharply in previous months. In addition, by the end of the reporting period, the Portfolio’s overweight in cash was gradually reduced to close to neutral. As for stock selection by the Portfolio’s subadvisor, it was a slight drag on the Portfolio’s performance during the reporting period. At the close of the reporting period, the Portfolio was positioned with relatively neutral exposure to equities, a small position in international equities, and neutral exposures to fixed income and cash.

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. In aggregate, the use of interest rate swaps had a negligible impact on performance during the period. In addition, the Portfolio used futures to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures had a negative impact on performance for the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF PGIM 50/50 Balanced Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

The Portfolio also used credit derivatives in the form of the Credit Default Swap Index (CDX) to manage credit risk. The use of CDX contributed to performance. Additionally, the Portfolio used S&P 500 Index and MSCI EAFE Mini Futures to maintain exposure to equities and provide portfolio liquidity. These futures had minimal impact on performance.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

PSF PGIM 50/50 Balanced Portfolio (As of 12/31/2022)

Ten Largest Holdings	Line of Business	% of Net Assets
Apple, Inc.	Technology Hardware, Storage & Peripherals	2.9%
Microsoft Corp.	Software	2.7%
Federal National Mortgage Assoc., 4.500%, TBA	U.S. Government Agency Obligations	1.3%
Amazon.com, Inc.	Internet & Direct Marketing Retail	1.1%
Berkshire Hathaway, Inc. (Class B Stock)	Diversified Financial Services	0.8%
Alphabet, Inc. (Class A Stock)	Interactive Media & Services	0.8%
UnitedHealth Group, Inc.	Health Care Providers & Services	0.7%
Alphabet, Inc. (Class C Stock)	Interactive Media & Services	0.7%
Johnson & Johnson	Pharmaceuticals	0.7%
Exxon Mobil Corp.	Oil, Gas & Consumable Fuels	0.7%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF PGIM Flexible Managed Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	Since Inception
Portfolio: Class I	-14.70%	4.73%	7.80%	—
Portfolio: Class III	-14.91	N/A	N/A	-4.80
Blended Index	-15.10	6.03	8.07	—
S&P 500 Index	-18.10	9.42	12.55	—

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Class III inception: 04/26/2021. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower. Unless noted otherwise, Index returns are based on the Portfolio’s Class I shares.

The graph is based on the performance of Class I shares. Performance of Class III shares will be lower due to differences in the fee structure. Class III shares have associated 12b-1 fees at an annual rate of 0.25%, of the average daily net assets of the Class III shares.

For the year ended December 31, 2022, the PSF PGIM Flexible Managed Portfolio Class I shares returned -14.70%. The Portfolio’s Class I shares outperformed both the Blended Index and the S&P 500 Index.

What were the market conditions during the reporting period?

At the beginning of calendar-year 2022 (the reporting period), the global economy was experiencing high levels of uncertainty about an expected slowdown from strong growth in 2021, high levels of inflation, the ongoing impact of COVID-19 on global supply chains and demand, and the expected unwinding of unprecedented levels of monetary and fiscal support. Russia’s invasion of Ukraine propelled already-concerning levels of inflation to new heights, prompting aggressive central bank tightening and contributing to significantly higher sovereign bond yields and a surge in the value of the US dollar. US stocks, particularly growth stocks, saw sharp declines during the reporting period, while the pullback in value stocks was more modest. The S&P 500 Index declined 18.10% in the reporting period. EAFE (Europe, Australasia, Far East) stocks saw comparatively lower double-digit percentage declines. Global bonds also fell, as yields rose sharply. In the US, the 10-year US Treasury yield began the reporting period at 1.51% and rose to a high of around 4.23% in October 2022, before easing back to around 3.55% by the end of the reporting period. The Bloomberg US Aggregate Bond Index fell 13.01%, making the reporting period a year of sharp declines for both stocks and bonds. In an environment of rising interest rates, cash (3-month Treasuries) outperformed both stocks and bonds, finishing the reporting period with gains of 1.46%.

What strategies or holdings affected the Portfolio’s performance?*

During the reporting period, the impact of asset allocation decisions on the Portfolio’s performance was roughly neutral. The Portfolio was overweight stocks relative to its benchmark index at the beginning of the reporting period, funded by an underweight in bonds. The stock positions were subsequently reduced because of increased headwinds for risk assets, including the US Federal Reserve (the Fed) embarking on its rate-hiking cycle and Russia’s invasion of Ukraine. By the second quarter of the reporting period, the Portfolio had just a small overweight in stocks overall. It also had an out-of-index position in EAFE stocks, which was expected to be relatively defensive compared to US stocks. Further, the Portfolio had a significant overweight in cash, which was largely maintained during the third quarter of the reporting period. In the fourth quarter of the reporting period, the Portfolio’s underweight in bonds was reduced, given that bond yields had risen sharply in previous months and because the Fed’s rate-hiking cycle appeared to be closer to its end. In addition, by the end of the reporting period, the Portfolio’s overweight in cash was gradually reduced to a small overweight. As for manager performance, it was a significantly positive contributor to the Portfolio’s performance during the reporting period. At the close of the reporting period, the Portfolio was positioned with relatively neutral exposure to equities, a small out of-index position in international equities, and close to neutral exposures to fixed income and cash.

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. In aggregate, the use of interest rate swaps had a negligible impact on performance during the period. In addition, the Portfolio used futures to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures had a negative impact on performance for the period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF PGIM Flexible Managed Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

The Portfolio also used credit derivatives in the form of the Credit Default Swap Index (CDX) to manage credit risk. The use of CDX had a negligible impact on performance. Additionally, the Portfolio used S&P 500 Index and MSCI EAFE Mini Futures to maintain exposure to equities and provide portfolio liquidity. These futures had minimal impact on performance.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

PSF PGIM Flexible Managed Portfolio (As of 12/31/2022)

Ten Largest Holdings	Line of Business	% of Net Assets
Apple, Inc.	Technology Hardware, Storage & Peripherals	3.4%
Microsoft Corp.	Software	3.4%
UnitedHealth Group, Inc.	Health Care Providers & Services	1.2%
Amazon.com, Inc.	Internet & Direct Marketing Retail	1.1%
Berkshire Hathaway, Inc. (Class B Stock)	Diversified Financial Services	0.9%
Alphabet, Inc. (Class A Stock)	Interactive Media & Services	0.9%
Alphabet, Inc. (Class C Stock)	Interactive Media & Services	0.9%
Johnson & Johnson	Pharmaceuticals	0.9%
Exxon Mobil Corp.	Oil, Gas & Consumable Fuels	0.8%
Visa, Inc. (Class A Stock)	IT Services	0.8%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF PGIM Government Income Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	Since Inception
Portfolio: Class I	-13.45%	-0.74%	0.53%	—
Portfolio: Class III	-13.68	N/A	N/A	-8.91
Bloomberg Government Bond Index	-12.32	-0.06	0.60	—

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Class III inception: 04/26/2021. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower. Unless noted otherwise, Index returns are based on the Portfolio’s Class I shares.

The graph is based on the performance of Class I shares. Performance of Class III shares will be lower due to differences in the fee structure. Class III shares have associated 12b-1 fees at an annual rate of 0.25%, of the average daily net assets of the Class III shares.

For the year ended December 31, 2022, the PSF PGIM Government Income Portfolio Class I shares returned -13.45%. The Portfolio’s Class I shares underperformed the Bloomberg Government Bond Index.

What were the market conditions during the reporting period?

From a starting point of low yields, tight spreads (yield differentials), and high equity multiples, the shift in fundamentals—most notably, high inflation—drove a wholesale repricing of markets in calendar-year 2022 (the reporting period). Concerns about central bank tightening, hard economic landings, and Russia’s invasion of Ukraine led credit spreads notably wider, while rate volatility increased as markets first began pricing in more aggressive Federal Open Market Committee policy tightening and then later began to price in a hard economic landing. (A hard landing refers to a marked economic slowdown or downturn.)

Against the backdrop of historic lows in unemployment and generational highs in inflation, central banks signaled an increased willingness to accept more economic and market pain than what was experienced over the prior decade of low inflation. A succession of federal funds rate hikes—by over 400 basis points (bps) in the reporting period—confirmed to markets that the US Federal Reserve (the Fed) was fully focused on tackling inflation. (One basis point equals 0.01%.)

As a result, enormous volatility continued to be priced into US Treasuries, with sharply higher front-end rates and lower long-dated yields forming a substantially flatter US Treasury yield curve before the curve finally inverted in the last six months of the reporting period. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.) From 0.78% on December 31, 2021, the 10-year/2-year Treasury spread declined to -0.54% by the end of the reporting period. US 10-year Treasury yields began the reporting period at 1.51% and ended it at 3.88%. Meanwhile, the yield on the 2-year Treasury note ended the reporting period at 4.42%, a rise of 369 bps since the beginning of the reporting period.

Agency mortgage-backed securities (MBS) underperformed US Treasuries on concerns that the Fed may begin selling MBS if Fed officials need to step up their inflation fight. Meanwhile, high inflation and recession concerns generally kept securitized credit on a widening trajectory as well, with high-quality collateralized loan obligation (CLO) and commercial mortgage-backed securities (CMBS) spreads trading well above their recent tights by the end of the reporting period.

What strategies or holdings affected the Portfolio’s performance?*

During the reporting period, the combined impact of the Portfolio’s duration and yield curve strategies were the main drivers of underperformance. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.) Individual security selection and sector allocation also detracted from the Portfolio’s performance. Within security selection, positioning in US Treasuries was the largest detractor. This was partially offset

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF PGIM Government Income Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

by selection in CMBS, CLOs, and agency securities, which contributed to the Portfolio’s performance. Within sector allocation, overweights relative to the benchmark index in CLOs, agency securities, and CMBS detracted from the Portfolio’s performance. This was partially offset by an underweight to MBS, which contributed to the Portfolio’s performance.

During the reporting period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. The use of interest rate swaps had a positive impact on performance during the reporting period. The Portfolio used futures to manage the Fund’s interest rate risk, which is a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures detracted from the Portfolio’s performance during the reporting period.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

PSF PGIM Government Income Portfolio (As of 12/31/2022)
Credit Quality	% of Total Investments
AAA	99.1%
Cash/Cash Equivalents	0.9%
Total Investments	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

The Prudential Series Fund, PSF PGIM Government Money Market Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	7-Day* Current Net Yield	1 Year	5 Years	10 Years	Since Inception
Portfolio: Class I	4.06%	1.39%	1.03%	0.58%	—
Portfolio: Class III	4.06	1.22	N/A	N/A	0.48
Lipper US Government Money Market Index	N/A	1.18	0.91	0.51	—

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

The Portfolio Class III inception: 05/18/2020. The yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower. Unless noted otherwise, Index returns are based on the Portfolio’s Class I shares.

The graph is based on the performance of Class I shares. Performance of Class III shares will be lower due to differences in the fee structure. Class III shares have associated 12b-1 fees at an annual rate of 0.25%, of the average daily net assets of the Class III shares.

* Source: The iMoneyNet Govt & Agency Retail Average is comprised of 167 funds. The weekly 7-day current net yields of the Government Money Market Portfolio and the iMoneyNet Govt & Agency Retail Average universe are as of 12/31/2022. The graph is based on the 7-day current net yields of Class I shares.

An investment in the Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money by investing in the Portfolio.

For the year ended December 31, 2022, the PSF PGIM Government Money Market Portfolio Class I shares returned 1.39%. The Portfolio’s Class I shares outperformed the Lipper US Government Money Market Index.

What were the market conditions during the reporting period?

From a starting point of low yields, tight spreads (yield differentials), and high equity multiples, the shift in fundamentals—most notably, high inflation—drove a wholesale repricing of markets in calendar-year 2022 (the reporting period). Concerns about central bank tightening, hard economic landings, and Russia’s invasion of Ukraine led credit spreads notably wider, while rate volatility increased as markets first began pricing in more aggressive Federal Open Market Committee policy tightening and then later began to price in a hard economic landing. (A hard landing refers to a marked economic slowdown or downturn.)

Against the backdrop of historic lows in unemployment and generational highs in inflation, central banks signaled an increased willingness to accept more economic and market pain than what was experienced over the prior decade of low inflation. A succession of federal funds rate hikes—by over 400 basis points (bps) in the reporting period—confirmed to markets that the US Federal Reserve (the Fed) was fully focused on tackling inflation. (One basis point equals 0.01%.)

As a result, enormous volatility continued to be priced into US Treasuries, with sharply higher front-end rates and lower long-dated yields forming a substantially flatter US Treasury yield curve before the curve finally inverted in the last six months of the reporting period. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.) The 10-year/2-year Treasury spread declined from 0.78% on December 31, 2021, to -0.54% at the end of the reporting period, while the yield on the 2-year Treasury note ended the reporting period at 4.42%, a rise of 369 bps since the beginning of the period. At the same time, the yield on the 3-month Treasury bill rose from 0.05% to 4.42%, while the 3-month LIBOR (London Interbank Offered Rate) and SOFR (Secured Overnight Financing Rate) rose 455 bps and 425 bps, respectively, to end the reporting period at 4.77% and 4.30%. In the short-term credit markets, investment-grade credit spreads widened during the reporting period. The Bloomberg 1-3 Year Credit Index, a proxy for the short-term spread market, underperformed short-duration Treasuries by 0.10% during the reporting period. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only short-term investments.

The Prudential Series Fund, PSF PGIM Government Money Market Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

What strategies or holdings affected the Portfolio’s performance?*

The Portfolio’s weighted average maturity remained shorter than peers during almost all of the reporting period before extending over the period’s final weeks as it became clear the Fed was nearing the end of its tightening cycle. The Portfolio’s weighted average life began the reporting period shorter than peers but extended in the middle of the second quarter of the period and remained longer than peers throughout most of the remainder of the period.

To take advantage of changing relative value between the sectors, the Portfolio shifted its positioning in agency discount notes, repurchase agreements, and US Treasuries throughout the reporting period. During the period, the Portfolio increased its positions in floating rate agency securities and agency discount notes, while reducing its position in short, fixed-rate US Treasuries to offset that trade.

Additionally, the Portfolio took advantage of changing floating rate spreads and shifted positioning across SOFR floaters accordingly. (Floaters are bonds or other types of debt whose coupon rate changes with short-term interest rates.)

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

PSF PGIM Government Money Market Portfolio (As of 12/31/2022)

Ten Largest Holdings	Interest Rate	Maturity Date	% of Net Assets
Federal Home Loan Bank	4.289%	02/17/2023	3.6%
Federal Home Loan Bank	4.111%	01/27/2023	2.3%
Federal Home Loan Bank	4.229%	02/08/2023	1.8%
Federal Home Loan Bank	4.400%	02/22/2023	1.8%
Federal Home Loan Bank	4.495%	03/22/2023	1.8%
Federal Home Loan Bank	4.360%	05/01/2023	1.8%
Federal Home Loan Bank	4.480%	03/15/2023	1.8%
Federal Home Loan Bank	4.417%	03/01/2023	1.8%
Federal Home Loan Bank	4.330%	01/19/2023	1.7%
Federal Home Loan Bank	4.330%	02/28/2023	1.7%

Holdings reflect only short-term investments.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only short-term investments.

The Prudential Series Fund, PSF PGIM High Yield Bond Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	Since Inception
Portfolio: Class I	-11.24%	3.34%	4.73%	—
Portfolio: Class III	-11.41	N/A	N/A	-4.80
Bloomberg US High Yield 1% Issuer Capped Index	-11.11	2.17	3.96	—

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Class III inception: 04/26/2021. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower. Unless noted otherwise, Index returns are based on the Portfolio’s Class I shares.

The graph is based on the performance of Class I shares. Performance of Class III shares will be lower due to differences in the fee structure. Class III shares have associated 12b-1 fees at an annual rate of 0.25%, of the average daily net assets of the Class III shares.

For the year ended December 31, 2022, the PSF PGIM High Yield Bond Portfolio Class I shares returned -11.24%. The Portfolio’s Class I shares underperformed the Bloomberg US High Yield 1% Issuer Capped Index.

What were market conditions during the reporting period?

US high yield corporate bonds posted significant declines during calendar-year 2022 (the reporting period), as interest rate hike concerns, high and persistent inflation, and recession fears overshadowed the strength of corporate earnings and credit fundamentals. Retail demand for high yield corporate bonds remained negative throughout much of the reporting period, as a combination of slowing global growth and an increasingly hawkish US Federal Reserve drove outflows from high yield bond mutual funds. However, subdued primary market activity combined with a high volume of calls, tenders, and coupon payments provided a relatively solid technical backdrop. For the full reporting period, the Bloomberg US High Yield 1% Issuer Constrained Bond Index returned -11.19% on a total-return basis and -3.71% on an excess-return basis. By quality, higher-quality (BB-rated and B-rated) credits outperformed their lower-quality (CCC-rated) peers during the reporting period, as investors sought out the relative safety of higher-rated credits. The high yield primary market remained muted as issuers sat out the volatility. For the reporting period, high yield issuance totaled $106 billion, which was down from $483 billion in 2021. The 12-month trailing, par-weighted default rate (including distressed exchanges) rose to 1.65% as of the end of the reporting period—its highest level since June 2021.

What strategies or holdings affected the Portfolio’s performance?*

During the reporting period, the Portfolio’s performance was driven primarily by overall sector allocation, with overweights relative to the benchmark index in upstream energy and electric utilities, along with underweights to media & entertainment and retailers & restaurants, contributing the most. This was partially offset by underweights to gaming/lodging/leisure and paper & packaging, along with overweights to cable & satellite and healthcare & pharmaceuticals, all of which detracted from the Portfolio’s performance. Overall security selection detracted from the Portfolio’s relative performance during the reporting period, with selection in telecom, media & entertainment, and electric utilities detracting the most. This was partially offset by selection in upstream energy, retailers & restaurants, and healthcare & pharmaceuticals, which contributed to the Portfolio’s performance. From a beta perspective, on average, having less risk in the Portfolio relative to the benchmark was a contributor to returns during the reporting period. (Beta is a measure of the volatility or risk of a security or portfolio compared to the market or index.)

Among the largest single-name contributors to the Portfolio’s performance were positions in Chesapeake Energy Corp. (upstream energy), Ferrellgas Escrow, LLC (midstream energy), and Carvana Co. (retailers & restaurants). Overweights to Digicel International (telecom), Venator Finance SARL (chemicals), and Diamond Sports Group (media & entertainment) were the largest single-name detractors from the Portfolio’s performance.

During the reporting period, the Portfolio used US Treasury futures to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The impact of futures had no impact on the Portfolio’s performance during the reporting period. The Portfolio used credit derivatives to manage its overall risk profile, which positively impacted the Portfolio’s performance.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF PGIM High Yield Bond Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

PSF PGIM High Yield Bond Portfolio (As of 12/31/2022)

Credit Quality	% of Total Investments
AAA	11.2%
BBB	3.5%
BB	29.0%
B	35.5%
CCC	11.5%
CC	1.9%
C	0.1%
NR	3.2%
Cash/Cash Equivalents	4.1%
Total Investments	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

The Prudential Series Fund, PSF PGIM Jennison Blend Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	Since Inception
Portfolio: Class I	-25.10%	7.36%	10.61%	—
Portfolio: Class II	-25.40	6.93	10.16	—
Portfolio: Class III	-25.29	N/A	N/A	-10.23
Russell 1000® Index	-19.13	9.13	12.37	—
S&P 500 Index	-18.10	9.42	12.55	—

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Class III inception: 04/26/2021. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower. Unless noted otherwise, Index returns are based on the Portfolio’s Class I shares.

The Russell 1000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

The graph is based on the performance of Class I shares. Performance of Class II and Class III shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares. Class III shares have associated 12b-1 fees at an annual rate of 0.25%, of the average daily net assets of the Class III shares.

For the year ended December 31, 2022, the PSF PGIM Jennison Blend Portfolio Class I shares returned -25.10%. The Portfolio’s Class I shares underperformed both the Russell 1000 Index and the S&P 500 Index.

What were the market conditions during the reporting period?

Calendar-year 2022 (the reporting period) was challenging for equity markets, with major indices closing at or near their lows for the reporting period. Uncertainty and volatility were enduring constants.

In response to signs of an economic slowdown, around the world and across industries, many companies that had benefited most from the COVID-19 pandemic began to reduce headcount and take operational steps to mitigate expected weakness. Commodity prices continued their retreat into the end of the reporting period, despite the lingering impact of Russia’s invasion of Ukraine. China took steps to ease its restrictive “zero-COVID” policy, resulting in a wave of infections, hospitalizations, and further economic dislocation as the reporting period ended.

Economic data reflected a mix of contrasting trends, with strength in employment, wages, and savings largely offsetting the effects of consumer price inflation, falling house prices, and waning spending by lower-income households. The persistence of labor-market tightness kept the US Federal Reserve (the Fed) on a tightening path, with the federal funds rate closing the reporting period in the range of 4.25% to 4.50%, levels last seen in 2007. Inflation was a global phenomenon, and central banks in many countries followed a path similar to that of the Fed, leading to a partial retracement of the US dollar’s significant appreciation since the end of 2021.

The S&P 500 Index declined 18.10% in the reporting period. Communication services, consumer discretionary, information technology, and real estate saw the biggest declines. The energy sector posted, by far, the largest gain. The utilities sector managed modestly positive returns, while other defensive value sectors such as consumer staples and healthcare were down slightly but held up better than the S&P 500 Index overall.

What strategies or holdings affected the Portfolio’s performance?*

Relative to the Portfolio’s benchmark index, stock selection in information technology and communication services detracted the most from the Portfolio’s performance during the reporting period. Stock selection in healthcare, along with an overweight allocation to energy and underweight allocations to information technology and communication services, contributed the most to the Portfolio’s relative results.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF PGIM Jennison Blend Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

The most notable stocks to contribute positively to the overall Portfolio’s performance during the reporting period included Eli Lilly & Co., ConocoPhillips Co., Cigna Corp., McDonald’s Corp., and AbbVie Inc. Top individual stock detractors from the Portfolio’s performance for the reporting period included Tesla Inc., Alphabet Inc., Amazon.com Inc., Apple Inc., and NVIDIA Corp.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

PSF PGIM Jennison Blend Portfolio (As of 12/31/2022)

Ten Largest Holdings	Line of Business	% of Net Assets
ConocoPhillips	Oil, Gas & Consumable Fuels	6.1%
Apple, Inc.	Technology Hardware, Storage & Peripherals	4.7%
Microsoft Corp.	Software	4.5%
Eli Lilly & Co.	Pharmaceuticals	3.7%
Alphabet, Inc. (Class A Stock)	Interactive Media & Services	2.4%
Amazon.com, Inc.	Internet & Direct Marketing Retail	2.4%
AstraZeneca PLC (United Kingdom), ADR	Pharmaceuticals	2.1%
Danaher Corp.	Life Sciences Tools & Services	2.0%
Bristol-Myers Squibb Co.	Pharmaceuticals	1.9%
Goldman Sachs Group, Inc. (The)	Capital Markets	1.8%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF PGIM Jennison Focused Blend Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	Since Inception
Portfolio: Class I	-25.76%	6.74%	10.50%	—
Portfolio: Class II	-26.04	6.32	10.06	—
Portfolio: Class III	-25.95	N/A	N/A	-12.79
Russell 1000® Index	-19.13	9.13	12.37	—
S&P 500 Index	-18.10	9.42	12.55	—

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Class III inception: 04/26/2021. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower. Unless noted otherwise, Index returns are based on the Portfolio’s Class I shares.

The Russell 1000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

The graph is based on the performance of Class I shares. Performance of Class II and Class III shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares. Class III shares have associated 12b-1 fees at an annual rate of 0.25%, of the average daily net assets of the Class III shares.

For the year ended December 31, 2022, the PSF PGIM Jennison Focused Blend Portfolio Class I shares returned -25.76%. The Portfolio’s Class I shares underperformed both the Russell 1000 Index and the S&P 500 Index.

What were market conditions during the reporting period?

Calendar-year 2022 (the reporting period) was challenging for equity markets, with major indices closing at or near their lows for the reporting period. Uncertainty and volatility were enduring constants.

In response to signs of an economic slowdown, around the world and across industries, many companies that had benefited most from the COVID-19 pandemic began to reduce headcount and take operational steps to mitigate expected weakness. Commodity prices continued their retreat into the end of the reporting period, despite the lingering impact of Russia’s invasion of Ukraine. China took steps to ease its restrictive “zero-COVID” policy, resulting in a wave of infections, hospitalizations, and further economic dislocation as the reporting period ended.

Economic data reflected a mix of contrasting trends, with strength in employment, wages, and savings largely offsetting the effects of consumer price inflation, falling house prices, and waning spending by lower-income households. The persistence of labor-market tightness kept the US Federal Reserve (the Fed) on a tightening path, with the federal funds rate closing the reporting period in the range of 4.25% to 4.50%, levels last seen in 2007. Inflation was a global phenomenon, and central banks in many countries followed a path similar to that of the Fed, leading to a partial retracement of the US dollar’s significant appreciation since the end of 2021.

The S&P 500 Index declined 18.10% in the reporting period. Communication services, consumer discretionary, information technology, and real estate saw the biggest declines. The energy sector posted, by far, the largest gain. The utilities sector managed modestly positive returns, while other defensive value sectors such as consumer staples and healthcare were down slightly but held up better than the S&P 500 Index overall.

What strategies or holdings affected the Portfolio’s performance?*

Relative to the Portfolio’s benchmark index, stock selection in information technology and consumer discretionary, along with an overweight allocation to consumer discretionary, detracted the most from the Portfolio’s performance during the reporting period. An underweight allocation to information technology and overweight allocations to energy and healthcare were the top positive contributors to the Portfolio’s relative results.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF PGIM Jennison Focused Blend Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

The most notable stocks to contribute positively to the overall Portfolio’s performance included ConocoPhillips Co., Eli Lilly & Co., Novo Nordisk A/S, AstraZeneca plc, and Chubb Ltd. Top individual stock detractors from the Portfolio’s performance during the reporting period included Tesla Inc., Alphabet Inc., Amazon.com Inc., Microsoft Corp., and NVIDIA Corp.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

PSF PGIM Jennison Focused Blend Portfolio (As of 12/31/2022)

Ten Largest Holdings	Line of Business	% of Net Assets
ConocoPhillips	Oil, Gas & Consumable Fuels	6.0%
Eli Lilly & Co.	Pharmaceuticals	5.4%
Microsoft Corp.	Software	4.9%
Apple, Inc.	Technology Hardware, Storage & Peripherals	2.8%
Alphabet, Inc. (Class A Stock)	Interactive Media & Services	2.7%
Chubb Ltd.	Insurance	2.6%
AstraZeneca PLC (United Kingdom), ADR	Pharmaceuticals	2.5%
Walmart, Inc.	Food & Staples Retailing	2.4%
Amazon.com, Inc.	Internet & Direct Marketing Retail	2.4%
LVMH Moet Hennessy Louis Vuitton SE (France)	Textiles, Apparel & Luxury Goods	2.3%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF PGIM Jennison Growth Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	Since Inception
Portfolio: Class I	-37.60%	8.39%	13.09%	—
Portfolio: Class II	-37.85	7.96	12.64	—
Portfolio: Class III	-37.75	N/A	N/A	-19.71
Russell 1000® Growth Index	-29.14	10.96	14.10	—
S&P 500 Index	-18.10	9.42	12.55	—

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Class III inception: 04/26/2021. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower. Unless noted otherwise, Index returns are based on the Portfolio’s Class I shares.

The Russell 1000® Growth Index is a trademark/service of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

The graph is based on the performance of Class I shares. Performance of Class II and Class III shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares. Class III shares have associated 12b-1 fees at an annual rate of 0.25%, of the average daily net assets of the Class III shares.

For the year ended December 31, 2022, the PSF PGIM Jennison Growth Portfolio Class I shares returned -37.60%. The Portfolio’s Class I shares underperformed both the Russell 1000 Growth Index and the S&P 500 Index.

What were the market conditions during the reporting period?

Equity markets finished out a challenging calendar-year 2022 (the reporting period), with major indices closing at or near their lows for the reporting period as uncertainty and volatility endured. Persistently high inflation, resulting in part from accommodative fiscal policies during the COVID-19 pandemic, brought about a sharp reversal in monetary policy globally and an unusually abrupt tightening of financial conditions. In response, growth equities went through a grinding period of adjustment.

What strategies or holdings affected the Portfolio’s performance?*

The Portfolio underperformed its benchmark index during the reporting period. This underperformance, in large part, reflected the higher expected growth and higher valuations of the Portfolio’s holdings. These valuations proved to be particularly vulnerable to the significant de-rating that occurred, as interest rates moved sharply higher. (A de-rating is a negative change in the rating of a stock’s or group of stocks’ expected performance, issued by a financial services analyst.) This was most evident in high-growth companies requiring very high reinvestment rates, often utilizing most, if not all, available free cash flow to fuel their growth.

Portfolio underperformance was also driven by the selection of positions with disappointing fundamentals. Two names with outsized impact were Shopify Inc. and Snap Inc. (Snap). E-commerce leader Shopify suffered a meaningful deceleration after economies reopened from pandemic lockdowns. Shopify has been working to right-size itself for a slower growth trajectory. However, Jennison reduced and ultimately exited the stock, as it became clear the need for reinvestment into sales, technology, and physical fulfillment networks would be more significant for longer than Jennison had envisioned. In the case of Snap, social-media stocks reported disappointing results in the reporting period, and the Portfolio’s position in Snap detracted from the Portfolio’s performance. The company faced revenue pressures from Apple Inc.’s privacy changes, given the difficulty in demonstrating the effectiveness of target-marketing campaigns, which led to disappointing earnings. Jennison exited the stock, expecting resolution of these challenges to take some time.

Following significant outperformance, Tesla Inc. was an underperformer during the reporting period. Economic sensitivity began to weigh on automobile sales, including electric vehicles (EVs), in the second half of the reporting period, which prompted Tesla to make several pricing adjustments in the fourth quarter of the reporting period. In the US, the company offered incentives to encourage customers to take possession of vehicles before the end of the reporting period, in part to address buyer confusion regarding eligibility for upcoming EV tax credits. In China, pandemic lockdowns, coupled with the

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF PGIM Jennison Growth Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

ensuing COVID-19 spread upon reopening, severely impacted auto demand, particularly in Tesla’s segment. These factors were compounded by the negative impact of Elon Musk’s purchase of Twitter Inc., which closed in the fourth quarter of the reporting period after Mr. Musk’s unsuccessful attempts to walk away from the deal. Jennison lowered its estimates on Tesla to reflect these developments, which, along with elevated uncertainty broadly, led Jennison to reduce the Portfolio’s position in Tesla.

As a group, software stocks also weighed on the Portfolio’s relative returns during the reporting period. While many of the Portfolio’s software holdings reported recurring revenue growth in excess of 25%, the slowing economy led to longer sales cycles, postponed investments, and lower-than-consensus anticipated revenue growth. The resetting of growth expectations lowered the valuations investors were willing to pay for long-duration growth stocks, and Jennison reduced the Portfolio’s exposure to this industry accordingly.

On the positive side, Portfolio holdings in healthcare (Eli Lilly and Co., Novo Nordisk A/S), luxury consumer (LVMH Moet Hennessy Louis Vuitton SE), and energy (Schlumberger Ltd.) helped the Portfolio’s relative returns during the reporting period. Adding exposure to healthcare stocks with strong fundamentals and positive multi-year catalysts was an important positive change in the Portfolio over the course of the reporting period.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

PSF PGIM Jennison Growth Portfolio (As of 12/31/2022)

Ten Largest Holdings	Line of Business	% of Net Assets
Apple, Inc.	Technology Hardware, Storage & Peripherals	6.3%
Microsoft Corp.	Software	6.2%
Amazon.com, Inc.	Internet & Direct Marketing Retail	4.9%
NVIDIA Corp.	Semiconductors & Semiconductor Equipment	4.6%
Eli Lilly & Co.	Pharmaceuticals	3.9%
Visa, Inc. (Class A Stock)	IT Services	3.7%
Mastercard, Inc. (Class A Stock)	IT Services	3.2%
LVMH Moet Hennessy Louis Vuitton SE (France)	Textiles, Apparel & Luxury Goods	3.0%
Tesla, Inc.	Automobiles	3.0%
Alphabet, Inc. (Class C Stock)	Interactive Media & Services	2.9%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF PGIM Jennison Value Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	Since Inception
Portfolio: Class I	-7.89%	6.73%	9.28%	—
Portfolio: Class II	-8.25	6.31	8.84	—
Portfolio: Class III	-8.12	N/A	N/A	1.29
Russell 1000® Value Index	-7.54	6.67	10.29	—
S&P 500 Index	-18.10	9.42	12.55	—

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Class III inception: 04/26/2021. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower. Unless noted otherwise, Index returns are based on the Portfolio’s Class I shares.

The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

The graph is based on the performance of Class I shares. Performance of Class II and Class III shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares. Class III shares have associated 12b-1 fees at an annual rate of 0.25%, of the average daily net assets of the Class III shares.

For the year ended December 31, 2022, the PSF PGIM Jennison Value Portfolio Class I shares returned -7.89%. The Portfolio’s Class I shares underperformed the Russell 1000 Value Index and outperformed the S&P 500 Index.

What were the market conditions during the reporting period?

Calendar-year 2022 (the reporting period) was challenging for equity markets, with major indices closing at or near their lows for the reporting period. Uncertainty and volatility were enduring constants.

In response to signs of an economic slowdown, around the world and across industries, many companies that had benefited most from the COVID-19 pandemic began to reduce headcount and take operational steps to mitigate expected weakness. Commodity prices continued their retreat into the end of the reporting period, despite the lingering impact of Russia’s invasion of Ukraine. China took steps to ease its restrictive “zero-COVID” policy, resulting in a wave of infections, hospitalizations, and further economic dislocation as the reporting period ended.

Economic data reflected a mix of contrasting trends, with strength in employment, wages, and savings largely offsetting the effects of consumer price inflation, falling house prices, and waning spending by lower-income households. The persistence of labor-market tightness kept the US Federal Reserve (the Fed) on a tightening path, with the federal funds rate closing the reporting period in the range of 4.25% to 4.50%, levels last seen in 2007. Inflation was a global phenomenon, and central banks in many countries followed a path similar to that of the Fed, leading to a partial retracement of the US dollar’s significant appreciation since the end of 2021.

The Russell 1000 Value Index declined 7.54% in the reporting period. The information technology, communication services, real estate, and consumer discretionary sectors declined the most during the reporting period while the energy sector posted, by far, the largest gain. Defensive value sectors like consumer staples, utilities, and healthcare saw modest gains.

What strategies or holdings affected the Portfolio’s performance?*

Relative to the Portfolio’s benchmark index, stock selection in the healthcare and industrials sectors, along with an overweight allocation to the energy sector and underweight allocations to communication services and real estate, benefited the Portfolio’s performance during the reporting period. Stock selection in the communication services and consumer discretionary sectors, along with a slight overweight to the information technology sector, were the largest detractors from the Portfolio’s relative results during the reporting period.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF PGIM Jennison Value Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

The most notable stocks to contribute positively to the overall Portfolio’s performance during the reporting period included Chevron Corp., ConocoPhillips Co., Eli Lilly & Co., Hess Corp., and AbbVie Inc. Top detractors from the Portfolio’s performance for the reporting period included Alphabet Inc., General Motors Co., Qualcomm Inc., Crown Holdings Inc., and Meta Platforms Inc.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

PSF PGIM Jennison Value Portfolio (As of 12/31/2022)

Ten Largest Holdings	Line of Business	% of Net Assets
Chevron Corp.	Oil, Gas & Consumable Fuels	3.8%
Eli Lilly & Co.	Pharmaceuticals	3.4%
Bristol-Myers Squibb Co.	Pharmaceuticals	3.2%
JPMorgan Chase & Co.	Banks	3.1%
Chubb Ltd.	Insurance	3.0%
ConocoPhillips	Oil, Gas & Consumable Fuels	2.7%
AbbVie, Inc.	Biotechnology	2.5%
Linde PLC (United Kingdom)	Chemicals	2.3%
Bank of America Corp.	Banks	2.2%
Goldman Sachs Group, Inc. (The)	Capital Markets	2.2%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF PGIM Total Return Bond Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	Since Inception
Portfolio: Class I	-14.81%	0.30%	1.98%	—
Portfolio: Class III	-15.09	N/A	N/A	-8.24
Bloomberg US Aggregate Bond Index	-13.01	0.02	1.06	—

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Class III inception: 04/26/2021. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower. Unless noted otherwise, Index returns are based on the Portfolio’s Class I shares.

The graph is based on the performance of Class I shares. Performance of Class III shares will be lower due to differences in the fee structure. Class III shares have associated 12b-1 fees at an annual rate of 0.25%, of the average daily net assets of the Class III shares.

For the year ended December 31, 2022, the PSF PGIM Total Return Bond Portfolio Class I shares returned -14.81%. The Portfolio’s Class I shares underperformed the Bloomberg US Aggregate Bond Index.

What were the market conditions during the reporting period?

From a starting point of low yields, tight spreads (yield differentials), and high equity multiples, the shift in fundamentals—most notably, high inflation—drove a wholesale repricing of markets in calendar-year 2022 (the reporting period). Concerns about central bank tightening, hard economic landings, and Russia’s invasion of Ukraine led credit spreads notably wider, while rate volatility increased as markets first began pricing in more aggressive Federal Open Market Committee policy tightening and then later began to price in a hard economic landing. (A hard landing refers to a marked economic slowdown or downturn.)

Against the backdrop of historic lows in unemployment and generational highs in inflation, central banks signaled an increased willingness to accept more economic and market pain than what was experienced over the prior decade of low inflation. A succession of federal funds rate hikes—by over 400 basis points (bps) in the reporting period—confirmed to markets that the US Federal Reserve (the Fed) was fully focused on tackling inflation. (One basis point equals 0.01%.)

As a result, enormous volatility continued to be priced into US Treasuries, with sharply higher front-end rates and lower long-dated yields forming a substantially flatter US Treasury yield curve before the curve finally inverted in the last six months of the reporting period. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.) From 0.78% on December 31, 2021, the 10-year/2-year Treasury spread declined to -0.54% by the end of the reporting period. US 10-year Treasury yields began the reporting period at 1.51% and ended it at 3.88%. Meanwhile, the yield on the 2-year Treasury note ended the reporting period at 4.42%, a rise of 369 bps since the beginning of the reporting period.

US investment-grade corporate spreads widened significantly as corporates were challenged by elevated inflationary pressures, a slower growth outlook, and higher event and geopolitical risk. US high yield bonds posted significant declines through much of the reporting period as rate-hike concerns, high and persistent inflation, and recession fears overshadowed the strength of earnings and credit fundamentals. Securitized credit spreads, including collateralized loan obligations (CLO) and commercial mortgage-backed securities (CMBS), also widened. The emerging markets sector posted negative total returns, and spreads widened as markets were pressured by tightening financial conditions and slowing growth in China and Europe. Meanwhile, agency mortgage-backed securities (MBS) underperformed US Treasuries on concerns that the Fed may begin selling MBS if Fed officials need to step up their inflation fight.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF PGIM Total Return Bond Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

What strategies or holdings affected the Portfolio’s performance?*

During the reporting period, individual security selection and sector allocation were the main drivers of the Portfolio’s underperformance. Within security selection, positioning in US Treasuries, emerging markets debt, and investment-grade corporate bonds were the largest detractors. This was partially offset by selection in CLOs, high yield corporate bonds, and agency securities, all of which contributed to the Portfolio’s performance. Within sector allocation, overweights relative to the benchmark index in high yield corporate bonds, CLOs, and CMBS, along with a duration underweight to investment-grade corporate bonds, detracted from the Portfolio’s performance. (A duration underweight means having less exposure than the benchmark to higher-duration bonds. Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.) This was partially offset by an underweight to MBS, which contributed to the Portfolio’s performance. Within credit, selection in upstream energy, aerospace & defense, and midstream energy contributed to the Portfolio’s performance. Selection in foreign non-corporate bonds, banking, and healthcare & pharmaceuticals detracted from the Portfolio’s performance. The Portfolio’s duration positioning also detracted from performance during the period, while its yield curve strategies contributed to the Portfolio’s performance.

During the reporting period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. In aggregate, the use of interest rate swaps had a negative impact on the Portfolio’s performance during the reporting period. In addition, the Portfolio used futures to manage interest rate risk, a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures had a negative impact on the Portfolio’s performance during the reporting period. The Portfolio also used credit derivatives in the form of the Credit Default Swap Index (CDX) to manage credit risk. The use of CDX contributed to the Portfolio’s performance for the reporting period.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

PSF PGIM Total Return Bond Portfolio (As of 12/31/2022)

Credit Quality	% of Total Investments
AAA	56.7%
AA	3.7%
A	10.6%
BBB	17.7%
BB	9.1%
B	4.4%
CCC	0.9%
CC	0.2%
NR	5.0%
Cash/Cash Equivalents	-8.3%
Total Investments	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

The Prudential Series Fund, PSF Small-Cap Stock Index Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	Since Inception
Portfolio: Class I	-16.37%	5.55%	10.52%	—
Portfolio: Class III	-16.58	N/A	N/A	-7.91
S&P SmallCap 600 Index	-16.10	5.88	10.82	—

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Class III inception: 04/26/2021. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower. Unless noted otherwise, Index returns are based on the Portfolio’s Class I shares.

The graph is based on the performance of Class I shares. Performance of Class III shares will be lower due to differences in the fee structure. Class III shares have associated 12b-1 fees at an annual rate of 0.25%, of the average daily net assets of the Class III shares.

For the year ended December 31, 2022, the PSF Small-Cap Stock Index Portfolio Class I shares returned -16.37%. The Portfolio’s Class I shares underperformed the S&P SmallCap 600 Index.

What were the market conditions during the reporting period?

US equities experienced their worst full-year performance in calendar-year 2022 (the reporting period) since the Global Financial Crisis of 2008. Peaking in the first week of the reporting period, equities continued a downward path through the end of the third quarter, before making up some lost ground in the fourth quarter of the reporting period. While most sectors posted negative returns for the full reporting period, commodity-related equities were an exception, advancing by double digits and further burnishing their credentials as effective inflation hedges. There was also a large disparity between growth and value equities, with the latter outperforming the former by more than 20% as sky-high valuations for growth stocks succumbed to rising interest rates and more realistic profitability outlooks. Despite the steep declines, valuations for US equities remained historically high at the end of the reporting period, supported by a favorable earnings growth outlook, especially when compared to other developed markets. Despite predictions of a mild economic recession in 2023, full-year earnings growth was still expected to be positive, albeit in the single-digit range.

What strategies or holdings affected the Portfolio’s performance?*

Cash flows, brokerage costs, and other Portfolio costs and expenses caused the Portfolio’s return to slightly differ from the return of its benchmark, the S&P Small-Cap 600 Index (the Index).

In terms of positions, PBF Energy, Inc. and Helmerich & Payne, Inc. were the largest positive contributors to the Portfolio’s performance, while Innovative Industrial Properties, Inc. was the largest detractor.

The Portfolio closely tracked the Index during the reporting period. Most of the buy or sell trades and trades made to increase or decrease the number of shares held in a position were traded market-on-close, or as close as possible to the end of the market day, to more closely track the Index. Securities lending income consistently added to Portfolio returns. The income was greater for small-cap equities because it is often more difficult to borrow shares of some of the small-cap stocks, which are not typically as widely traded as large-cap stocks.

The Portfolio had a small exposure to derivative instruments during the reporting period to help enhance liquidity, but the position did not have a material impact on the Portfolio’s performance.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF Small-Cap Stock Index Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

PSF Small-Cap Stock Index Portfolio (As of 12/31/2022)

Ten Largest Holdings	Asset Class/Line of Business	% of Net Assets
iShares Core S&P Small-Cap ETF	Exchange-Traded Funds	1.3%
Agree Realty Corp.,	Equity Real Estate Investment Trusts (REITs)	0.7%
Ensign Group, Inc. (The)	Health Care Providers & Services	0.6%
Helmerich & Payne, Inc.	Energy Equipment & Services	0.6%
Exponent, Inc.	Professional Services	0.5%
UFP Industries, Inc.	Building Products	0.5%
Applied Industrial Technologies, Inc.	Trading Companies & Distributors	0.5%
Fabrinet (Thailand)	Electronic Equipment, Instruments & Components	0.5%
SPS Commerce, Inc.	Software	0.5%
AMN Healthcare Services, Inc.	Health Care Providers & Services	0.5%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF Small-Cap Value Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	-14.65%	3.09%	8.38%
Russell 2000® Value Index	-14.48	4.13	8.48
Russell 2500™ Index	-18.37	5.89	10.03

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell 2000® Value and Russell 2500™Index are trademark/service marks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2022, the PSF Small-Cap Value Portfolio returned -14.65%. The Portfolio underperformed the Russell 2000 Value Index and outperformed the Russell 2500 Index.

What were the market conditions during the reporting period?

The Russell 2000 Value Index (the Index), a proxy for small-capitalization value stocks, returned -14.48% in calendar-year 2022 (the reporting period). The reporting period saw heightened volatility, with negative returns in the first three quarters and a slight rebound in the fourth quarter. During the reporting period, small-cap value stocks outperformed small-cap growth stocks overall. The fourth quarter of 2022 marked the seventh of the last eight quarters in which small-cap value stocks outperformed small-cap growth stocks and the first time value had outperformed growth in two consecutive years since 2005-2006. Within the small-cap value market segment, energy was the only positively contributing sector, while real estate and financials detracted most.

What strategies or holdings affected the Portfolio’s performance?*

Stock selection in financials and communication services contributed positively to the Portfolio’s relative returns, while investments in real estate and energy detracted from relative returns.

Antero Resources Corp., an independent oil and gas company that engages in the development, production, exploration, and acquisition of natural gas, was a top positive contributor to the Portfolio’s relative returns during the reporting period. Supported by an increase in commodity prices, shares of the company rose to start the reporting period. The market also reacted positively to an earlier-than-expected share repurchasing program. Following a run-up in the stock price, the Portfolio’s position in Antero Resources was sold and proceeds of the sale reallocated. Professional services firm KBR, Inc. was another top contributor. Despite some volatility during the reporting period, KBR’s stock price ended higher after the company was awarded a $156.7 million contract to update the US Army’s Utility Helicopter 60 Variant fleet. At the end of the reporting period, the Portfolio continued to see upside potential for KBR given the opportunity for continued strong organic growth, capital deployment via mergers and acquisitions, and re-rating of the company’s sustainable technology business segment.

Hudson Pacific Properties, Inc., an office, media, and entertainment property real estate investment trust (REIT), was a top detractor from the Portfolio’s relative return during the reporting period. Despite largely in-line or above-expectation earnings results, softer guidance and broad weakness in its peer group drove its stock lower. The market also reacted negatively to Hudson Pacific’s completion of its previously announced acquisition of Washington 1000, a fully entitled, state-of-the-art office development site in Seattle. Despite recent weakness, the Portfolio continued to hold shares of Hudson Pacific at the end of the reporting period, as leasing volumes were recovering, mark to market remained intact, and the company was aggressively repurchasing stock. (Mark to market refers to an accounting tool used to record the value of an asset with respect to its current market price.) Cell tower and data center REIT DigitalBridge Group, Inc. was another top detractor. During the reporting period, the data center space sold off broadly as a result of the rotation away from higher-growth sectors in light of the macroeconomic backdrop. The Portfolio exited its position in November 2022 on some strength and reallocated proceeds to what it saw as better risk-reward opportunities elsewhere in the Portfolio.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF Small-Cap Value Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

PSF Small-Cap Value Portfolio (As of 12/31/2022)

Ten Largest Holdings	Asset Class/Line of Business	% of Net Assets
iShares Russell 2000 Value ETF	Exchange-Traded Fund	1.5%
Physicians Realty Trust	Equity Real Estate Investment Trusts (REITs)	1.3%
STAG Industrial, Inc.	Equity Real Estate Investment Trusts (REITs)	1.1%
KBR, Inc.	Professional Services	1.1%
Hancock Whitney Corp.	Banks	1.1%
Selective Insurance Group, Inc.	Insurance	1.0%
ABM Industries, Inc.	Commercial Services & Supplies	1.0%
Terreno Realty Corp.	Equity Real Estate Investment Trusts (REITs)	1.0%
Hostess Brands, Inc.	Food Products	0.9%
United Community Banks, Inc.	Banks	0.9%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF Stock Index Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	Since Inception
Portfolio: Class I	-18.34%	9.11%	12.25%	—
Portfolio: Class III	-18.54	N/A	N/A	-3.97
S&P 500 Index	-18.10	9.42	12.55	—

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio Class III inception: 04/26/2021. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower. Unless noted otherwise, Index returns are based on the Portfolio’s Class I shares.

The graph is based on the performance of Class I shares. Performance of Class III shares will be lower due to differences in the fee structure. Class III shares have associated 12b-1 fees at an annual rate of 0.25%, of the average daily net assets of the Class III shares.

For the year ended December 31, 2022, the PSF Stock Index Portfolio Class I shares returned -18.34%. The Portfolio’s Class I shares underperformed the S&P 500 Index.

What were the market conditions during the reporting period?

US equities experienced their worst full-year performance in calendar-year 2022 (the reporting period) since the Global Financial Crisis of 2008. Peaking in the first week of the reporting period, equities continued a downward path through the end of the third quarter, before making up some lost ground in the fourth quarter of the reporting period. While most sectors posted negative returns for the full reporting period, commodity-related equities were an exception, advancing by double digits and further burnishing their credentials as effective inflation hedges. There was also a large disparity between growth and value equities, with the latter outperforming the former by more than 20% as sky-high valuations for growth stocks succumbed to rising interest rates and more realistic profitability outlooks. Despite the steep declines, valuations for US equities remained historically high at the end of the reporting period, supported by a favorable earnings growth outlook, especially when compared to other developed markets. Despite predictions of a mild economic recession in 2023, full-year earnings growth was still expected to be positive, albeit in the single-digit range.

What strategies or holdings affected the Portfolio’s performance?*

Cash flows, brokerage costs, and other Portfolio costs and expenses caused the Portfolio’s return to slightly differ from the return of its benchmark, the S&P 500 Index (the Index).

In terms of positions, ExxonMobil Corp. and Chevron Corp. were the largest positive contributors to the Portfolio’s performance during the reporting period, while Apple Inc. was the largest detractor.

The Portfolio closely tracked the Index during the reporting period. Most of the buy or sell trades and trades made to increase or decrease the number of shares held in a position were traded market-on-close, or as close as possible to the end of the market day, to more closely track the Index. Securities lending income consistently added to Portfolio returns. The income was greater for small-cap equities because it is often more difficult to borrow shares of some of the small-cap stocks, which are not typically as widely traded as large-cap stocks.

The Portfolio had a small exposure to derivative instruments during the reporting period to help enhance liquidity, but the position did not have a material impact on the Portfolio’s performance.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund, PSF Stock Index Portfolio	December 31, 2022

Report of the Investment Manager - As of December 31, 2022 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

PSF Stock Index Portfolio (As of 12/31/2022)

Ten Largest Holdings	Line of Business	% of Net Assets
Apple, Inc.	Technology Hardware, Storage & Peripherals	5.9%
Microsoft Corp.	Software	5.4%
Amazon.com, Inc.	Internet & Direct Marketing Retail	2.3%
Berkshire Hathaway, Inc. (Class B Stock)	Diversified Financial Services	1.7%
Alphabet, Inc. (Class A Stock)	Interactive Media & Services	1.6%
UnitedHealth Group, Inc.	Health Care Providers & Services	1.5%
Alphabet, Inc. (Class C Stock)	Interactive Media & Services	1.4%
Johnson & Johnson	Pharmaceuticals	1.4%
Exxon Mobil Corp.	Oil, Gas & Consumable Fuels	1.4%
JPMorgan Chase & Co.	Banks	1.2%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

The Prudential Series Fund	December 31, 2022
Benchmark Glossary — unaudited

The The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. Investors cannot invest directly in a market index.

Bloomberg Government Bond Index is a weighted unmanaged index comprised of securities issued or backed by the US Government, its agencies, and instrumentalities with a remaining maturity of one to 30 years.

Bloomberg US Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds.

Bloomberg US High Yield 1% Issuer Capped Index is an unmanaged index that covers the universe of US dollar denominated, non-convertible, fixed-rate, non-investment-grade debt. Issuers are capped at 1% of the Index. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower.

Lipper Global Natural Resources Funds Index is an unmanaged index of funds that invest primarily in the equity securities of domestic and foreign companies engaged in the exploration, development, production, or distribution of natural resources (including oil, natural gas, and base minerals) and/or alternative energy sources (including solar, wind, hydro, tidal, and geothermal). Returns for the Lipper Average reflect the deduction of operating expenses. Natural Resources funds are defined as funds that invest primarily in the equity securities of domestic and foreign companies engaged in natural resources.

Lipper US Government Money Market Index invests principally in financial instruments issued or guaranteed by the US government, its agencies, or its instrumentalities, with dollar-weighted average maturities of less than 90 days.

MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) is an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. TheGDversion does not reflect the impact of withholding taxes on reinvested dividends

MSCI World Index (GD) - The Morgan Stanley Capital International World Index is an unmanaged capitalization weighted index which includes the equity markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom, and United States. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

PSF PGIM 50/50 Balanced Portfolio Blended Index consists of the S&P 500 Index (50%), an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market, Bloomberg US Aggregate Bond Index (40%), an unmanaged index comprised of more than 5,000 government and corporate bonds, and the FTSE 3-Month T-Bill Index (10%), an unmanaged market value-weighted index of investment grade fixed rate public obligations of the US Treasury with maturities of three months, excluding zero coupon strips.

PSF PGIM Flexible Managed Portfolio Blended Index consists of the S&P 500 Index (60%), an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market, Bloomberg US Aggregate Bond Index (35%), an unmanaged index comprised of more than 5,000 government and corporate bonds, and the FTSE 3-Month T-Bill Index (5%), an unmanaged market value-weighted index of investment grade fixed rate public obligations of the U.S.Treasury with maturities of three months, excluding zero coupon strips.

PSF Natural Resources Portfolio Blended Index consists of the MSCI (Morgan Stanley Capital International) World Energy Index(ND) (60%), an unmanaged capitalization-weighted index that is designed to capture the large and mid-cap segments across twenty-three Developed Markets countries. All securities in the index are classified in the Energy sector. MSCI (Morgan Stanley Capital International) World Materials Index (ND) (40%), an unmanaged capitalization-weighted index that is designed to capture the large and mid-cap segments across twenty-three Developed Markets countries. All securities in the index are classified in the Materials sector.

Russell 1000 Index is an unmanaged market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market.

Russell 1000 Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Prudential Series Fund	December 31, 2022
Benchmark Glossary — unaudited (continued)

Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower forecasted growth values.

Russell 2500 Index is an unmanaged market cap-weighted index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

Russell Midcap Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

S&P Midcap 400 Index is a widely accepted, unmanaged total return index of 400 domestic stocks measuring the performance of the midsize company segment of the U.S. stock market.

S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market.

S&P SmallCap 600 Index is an unmanaged index representing the aggregate market value of the common equity of 600 small company stocks.

For Russell Indexes: Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

The S&P 500, S&P MidCap 400, and S&P SmallCap 600 indexes are products of S&P DowJones Indices LLC and/or its affiliates and have been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2023 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

The PSF PGIM 50/50 Balanced Portfolio Blended Index and the PSF PGIM Flexible Managed Portfolio Blended Index are calculated by PGIM, Inc. and/or its affiliates with permission from S&P Dow Jones Indices LLC and/or its affiliates. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index, including the PSF PGIM 50/50 Balanced Portfolio Blended Index and the PSF PGIM Flexible Managed Portfolio Blended Index, to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index, including the PSF PGIM 50/50 Balanced Portfolio Blended Index and the PSF PGIM Flexible Managed Portfolio Blended Index, or the data included therein.

The Prudential Series Fund	December 31, 2022
Fees and Expenses — unaudited

As a contract owner investing in Portfolios of the Fund through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2022 through December 31, 2022.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costswould have been higher.

The Prudential Series Fund Portfolios		Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

PSF Global (Class I)	Actual	$1,000.00	$1,028.30	0.75%	$3.83

	Hypothetical	$1,000.00	$1,021.42	0.75%	$3.82

PSF Global (Class III)	Actual	$1,000.00	$1,027.10	1.00%	$5.11

	Hypothetical	$1,000.00	$1,020.16	1.00%	$5.09

PSF International Growth (Class I)	Actual	$1,000.00	$1,035.90	1.01%	$5.18

	Hypothetical	$1,000.00	$1,020.11	1.01%	$5.14

PSF International Growth (Class II)	Actual	$1,000.00	$1,034.40	1.41%	$7.18

	Hypothetical	$1,000.00	$1,018.15	1.41%	$7.12

PSF Mid-Cap Growth (Class I)	Actual	$1,000.00	$1,042.40	0.66%	$3.40

	Hypothetical	$1,000.00	$1,021.88	0.66%	$3.36

PSF Mid-Cap Growth (Class II)	Actual	$1,000.00	$1,040.70	1.06%	$5.45

	Hypothetical	$1,000.00	$1,019.86	1.06%	$5.40

PSF Mid-Cap Growth (Class III)	Actual	$1,000.00	$1,041.10	0.91%	$4.68

	Hypothetical	$1,000.00	$1,020.62	0.91%	$4.63

PSF Natural Resources (Class I)	Actual	$1,000.00	$1,139.40	0.48%	$2.59

	Hypothetical	$1,000.00	$1,022.79	0.48%	$2.45

PSF Natural Resources (Class II)	Actual	$1,000.00	$1,137.00	0.88%	$4.74

	Hypothetical	$1,000.00	$1,020.77	0.88%	$4.48

The Prudential Series Fund	December 31, 2022
Fees and Expenses — unaudited (continued)

The Prudential Series Fund Portfolios		Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

PSF Natural Resources (Class III)	Actual	$1,000.00	$1,138.00	0.73%	$3.93

	Hypothetical	$1,000.00	$1,021.53	0.73%	$3.72

PSF PGIM 50/50 Balanced (Class I)	Actual	$1,000.00	$1,000.60	0.57%	$2.87

	Hypothetical	$1,000.00	$1,022.33	0.57%	$2.91

PSF PGIM 50/50 Balanced	Actual	$1,000.00	$ 999.40	0.82%	$4.13

(Class III)	Hypothetical	$1,000.00	$1,021.07	0.82%	$4.18

PSF PGIM Flexible Managed	Actual	$1,000.00	$ 998.90	0.61%	$3.07

(Class I)	Hypothetical	$1,000.00	$1,022.13	0.61%	$3.11

PSF PGIM Flexible Managed	Actual	$1,000.00	$ 997.60	0.86%	$4.33

(Class III)	Hypothetical	$1,000.00	$1,020.87	0.86%	$4.38

PSF PGIM Government Income	Actual	$1,000.00	$ 962.80	0.49%	$2.42

(Class I)	Hypothetical	$1,000.00	$1,022.74	0.49%	$2.50

PSF PGIM Government Income	Actual	$1,000.00	$ 961.90	0.74%	$3.66

(Class III)	Hypothetical	$1,000.00	$1,021.48	0.74%	$3.77

PSF PGIM Government Money	Actual	$1,000.00	$1,012.90	0.33%	$1.67

Market (Class I)	Hypothetical	$1,000.00	$1,023.54	0.33%	$1.68

PSF PGIM Government Money	Actual	$1,000.00	$1,011.60	0.58%	$2.94

Market (Class III)	Hypothetical	$1,000.00	$1,022.28	0.58%	$2.96

PSF PGIM High Yield Bond	Actual	$1,000.00	$1,024.20	0.57%	$2.91

(Class I)	Hypothetical	$1,000.00	$1,022.33	0.57%	$2.91

PSF PGIM High Yield Bond (Class III)	Actual	$1,000.00	$1,022.50	0.82%	$4.18

	Hypothetical	$1,000.00	$1,021.07	0.82%	$4.18

PSF PGIM Jennison Blend (Class I)	Actual	$1,000.00	$1,017.70	0.46%	$2.34

	Hypothetical	$1,000.00	$1,022.89	0.46%	$2.35

PSF PGIM Jennison Blend (Class II)	Actual	$1,000.00	$1,015.80	0.86%	$4.37

	Hypothetical	$1,000.00	$1,020.87	0.86%	$4.38

PSF PGIM Jennison Blend (Class III)	Actual	$1,000.00	$1,016.50	0.71%	$3.61

	Hypothetical	$1,000.00	$1,021.63	0.71%	$3.62

PSF PGIM Jennison Focused Blend (Class I)	Actual	$1,000.00	$1,019.80	0.88%	$4.48

	Hypothetical	$1,000.00	$1,020.77	0.88%	$4.48

PSF PGIM Jennison Focused Blend (Class II)	Actual	$1,000.00	$1,017.80	1.28%	$6.51

	Hypothetical	$1,000.00	$1,018.75	1.28%	$6.51

PSF PGIM Jennison Focused Blend (Class III)	Actual	$1,000.00	$1,018.50	1.13%	$5.75

	Hypothetical	$1,000.00	$1,019.51	1.13%	$5.75

PSF PGIM Jennison Growth (Class I)	Actual	$1,000.00	$ 970.70	0.61%	$3.03

	Hypothetical	$1,000.00	$1,022.13	0.61%	$3.11

PSF PGIM Jennison Growth (Class II)	Actual	$1,000.00	$ 968.70	1.01%	$5.01

	Hypothetical	$1,000.00	$1,020.11	1.01%	$5.14

PSF PGIM Jennison Growth (Class III)	Actual	$1,000.00	$ 969.50	0.86%	$4.27

	Hypothetical	$1,000.00	$1,020.87	0.86%	$4.38

PSF PGIM Jennison Value (Class I)	Actual	$1,000.00	$1,063.00	0.42%	$2.18

	Hypothetical	$1,000.00	$1,023.09	0.42%	$2.14

PSF PGIM Jennison Value (Class II)	Actual	$1,000.00	$1,060.70	0.82%	$4.26

	Hypothetical	$1,000.00	$1,021.07	0.82%	$4.18

The Prudential Series Fund	December 31, 2022
Fees and Expenses — unaudited (continued)

The Prudential Series Fund Portfolios		Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

PSF PGIM Jennison Value	Actual	$1,000.00	$1,061.70	0.67%	$3.48

(Class III)	Hypothetical	$1,000.00	$1,021.83	0.67%	$3.41

PSF PGIM Total Return Bond	Actual	$1,000.00	$ 973.70	0.44%	$2.19

(Class I)	Hypothetical	$1,000.00	$1,022.99	0.44%	$2.24

PSF PGIM Total Return Bond	Actual	$1,000.00	$ 972.20	0.69%	$3.43

(Class III)	Hypothetical	$1,000.00	$1,021.73	0.69%	$3.52

PSF Small-Cap Stock Index	Actual	$1,000.00	$1,033.80	0.38%	$1.95

(Class I)	Hypothetical	$1,000.00	$1,023.29	0.38%	$1.94

PSF Small-Cap Stock Index	Actual	$1,000.00	$1,032.50	0.63%	$3.23

(Class III)	Hypothetical	$1,000.00	$1,022.03	0.63%	$3.21

PSF Small-Cap Value (Class I)	Actual	$1,000.00	$1,039.00	0.97%	$4.99

	Hypothetical	$1,000.00	$1,020.32	0.97%	$4.94

PSF Stock Index (Class I)	Actual	$1,000.00	$1,021.70	0.29%	$1.48

	Hypothetical	$1,000.00	$1,023.74	0.29%	$1.48

PSF Stock Index (Class III)	Actual	$1,000.00	$1,020.40	0.54%	$2.75

	Hypothetical	$1,000.00	$1,022.48	0.54%	$2.75

* Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2022, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2022 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

Glossary

The following abbreviations are used in the Portfolios’ descriptions:

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
MXN	Mexican Peso
USD	US Dollar
ZAR	South African Rand

144A — Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.
A — Annual payment frequency for swaps
ABS — Asset-Backed Security
Aces — Alternative Credit Enhancements Securities
ADR — American Depositary Receipt
BABs — Build America Bonds
BARC — Barclays Bank PLC
BATE — CBOE- Europe – BXE Order Books
BNP — BNP Paribas S.A.
BOA — Bank of America, N.A.
BOS — Bank of America Securities, Inc.
CAG — Credit Agricole Corporate & Investment Bank
CDX — Credit Derivative Index
CIBC — Canadian Imperial Bank of Commerce
CIGM — Citigroup Global Markets, Inc.
CITI — Citibank, N.A.
CLO — Collateralized Loan Obligation
CSI — Credit Suisse International
CVA — Certificate Van Aandelen (Bearer)
CVR — Contingent Value Rights
CVT — Convertible Security
EAFE — Europe, Australasia, Far East
EMTN — Euro Medium Term Note
ETF — Exchange-Traded Fund
EURIBOR — Euro Interbank Offered Rate
FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
GDR — Global Depositary Receipt
GMTN — Global Medium Term Note
GNMA — Government National Mortgage Association

GS — Goldman Sachs & Co. LLC
GSI — Goldman Sachs International
HSBC — HSBC Bank PLC
ING — ING Financial Markets LLC
IO — Interest Only (Principal amount represents notional)
JPM — JPMorgan Chase Bank N.A.
LIBOR — London Interbank Offered Rate
LP — Limited Partnership
M — Monthly payment frequency for swaps
MASTR — Morgan Stanley Structured Asset Security
MSCI — Morgan Stanley Capital International
MSI — Morgan Stanley & Co International PLC
MTN — Medium Term Note
NWS — NatWest Markets Securities, Inc.
OTC — Over-the-counter
PIK — Payment-in-Kind
PJSC — Public Joint-Stock Company
PRFC — Preference Shares
Q — Quarterly payment frequency for swaps
REITs — Real Estate Investment Trust
REMIC — Real Estate Mortgage Investment Conduit
S&P — Standard & Poor’s
SCB — Standard Chartered Bank
SOFR — Secured Overnight Financing Rate
SONIA — Sterling Overnight Index Average
SPDR — Standard & Poor’s Depositary Receipts
SSB — State Street Bank
STRIPs — Separate Trading of Registered Interest and Principal of Securities
T — Swap payment upon termination
TBA — To Be Announced
TD — The Toronto-Dominion Bank
TDM — TD Securities (USA) LLC
UBS — UBS Securities LLC
USAID — United States Agency for International Development
USOIS — United States Overnight Index Swap
XNGS — NASDAQ Global Select Exchange

SEE NOTES TO FINANCIAL STATEMENTS.

A1

PSF GLOBAL PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
LONG-TERM INVESTMENTS — 96.9%
COMMON STOCKS — 96.8%
Australia — 1.2%
ANZ Group Holdings Ltd.	65,280	$1,051,590
Aristocrat Leisure Ltd.	56,893	1,172,326
Aurizon Holdings Ltd.	303,400	768,646
Bank of Queensland Ltd.	148,800	695,814
Beach Energy Ltd.	395,200	429,131
BHP Group Ltd.	64,500	1,998,013
Fortescue Metals Group Ltd.	86,570	1,210,002
Harvey Norman Holdings Ltd.	315,300	883,470
Inghams Group Ltd.	420,300	814,867
JB Hi-Fi Ltd.	5,660	161,320
Metcash Ltd.	333,000	900,519
New Hope Corp. Ltd.	175,600	754,144
Perenti Ltd.*	432,300	387,185
Rio Tinto Ltd.	20,600	1,625,867
St. Barbara Ltd.*	343,600	183,667
Stockland, REIT	279,500	688,369
Super Retail Group Ltd.	105,600	766,438
Woodside Energy Group Ltd.	11,655	282,263

		14,773,631

Austria — 0.3%
BAWAG Group AG, 144A*	16,000	852,645
OMV AG	33,700	1,733,561
Wienerberger AG	26,400	636,343

		3,222,549

Belgium — 0.3%
Bekaert SA	22,500	874,418
KBC Group NV	40,493	2,607,155
Telenet Group Holding NV	23,500	383,856

		3,865,429

Brazil — 0.3%
B3 SA - Brasil Bolsa Balcao	490,500	1,225,575
MercadoLibre, Inc.*	1,685	1,425,914
Yara International ASA	18,800	825,639

		3,477,128

Canada — 2.3%
Canadian Pacific Railway Ltd.(a)	114,042	8,506,393
Dollarama, Inc.	55,332	3,236,146
Intact Financial Corp.	19,368	2,788,048
Magna International, Inc.(a)	35,573	1,998,491
TC Energy Corp.(a)	189,469	7,552,234
Toronto-Dominion Bank (The)	49,674	3,216,336

		27,297,648

China — 0.4%
China Resources Cement Holdings Ltd.	1,042,000	550,647
China Tourism Group Duty Free Corp. Ltd. (Class H Stock), 144A*	65,200	1,910,961
Kingboard Holdings Ltd.	216,000	684,964
Lee & Man Paper Manufacturing Ltd.	1,049,000	460,001
Xinyi Glass Holdings Ltd.	328,000	606,005

		4,212,578

	Shares	Value
COMMON STOCKS (continued)
Denmark — 1.1%
AP Moller - Maersk A/S (Class B Stock)	200	$447,721
Coloplast A/S (Class B Stock)	13,182	1,544,307
D/S Norden A/S	18,400	1,108,873
Danske Bank A/S	43,400	855,983
DSV A/S	14,784	2,337,900
Jyske Bank A/S*	19,600	1,270,900
Novo Nordisk A/S (Class B Stock)	33,232	4,513,423
Pandora A/S	9,500	671,474
Spar Nord Bank A/S	17,570	269,053

		13,019,634

Finland — 0.4%
Neste OYJ	51,657	2,382,265
Nokia OYJ	243,000	1,128,906
Nordea Bank Abp	83,600	895,520
Valmet OYJ	27,100	731,556

		5,138,247

France — 5.3%
Airbus SE	27,127	3,225,468
Arkema SA	8,700	782,521
AXA SA	54,100	1,506,985
BNP Paribas SA	28,200	1,605,685
Bouygues SA	39,800	1,193,672
Capgemini SE	4,000	668,705
Carrefour SA	89,600	1,498,645
Cie de Saint-Gobain	15,800	772,949
Cie Generale des Etablissements Michelin SCA	22,400	624,004
Credit Agricole SA	78,500	825,769
Dassault Systemes SE	32,775	1,178,578
Euroapi SA*	1	15
Faurecia SE*	1,269	19,207
Ipsen SA	7,557	812,836
Kering SA	1,205	613,258
L’Oreal SA	6,201	2,220,564
LVMH Moet Hennessy Louis Vuitton SE	11,690	8,506,734
Nexity SA	13,100	365,910
Orange SA	140,000	1,389,097
Rubis SCA	22,100	581,940
Safran SA	21,322	2,670,666
Sanofi	31,700	3,056,723
Sartorius Stedim Biotech	6,161	2,002,128
Societe BIC SA	15,900	1,088,402
Societe Generale SA	28,600	717,393
Sopra Steria Group SACA	7,100	1,074,963
Teleperformance	7,714	1,844,151
TotalEnergies SE	58,800	3,691,064
TotalEnergies SE, ADR	224,658	13,946,769
Vinci SA	46,671	4,652,493

		63,137,294

Germany — 2.1%
Allianz SE	5,000	1,067,789
Aurubis AG	10,800	879,133
Bayer AG	23,300	1,199,253

SEE NOTES TO FINANCIAL STATEMENTS.

A2

PSF GLOBAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Germany (cont’d.)
Bayerische Motoren Werke AG	15,630	$1,383,803
Daimler Truck Holding AG*	8,800	270,527
Deutsche Post AG	63,500	2,376,594
Deutsche Telekom AG	45,300	901,315
Fresenius SE & Co. KGaA	18,600	519,534
HOCHTIEF AG	752	42,237
Infineon Technologies AG	119,557	3,633,568
Mercedes-Benz Group AG	25,800	1,687,190
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	2,600	841,024
Rational AG	259	153,801
Rheinmetall AG	4,910	977,464
Siemens AG, ADR	96,520	6,639,611
Siltronic AG	8,900	647,390
United Internet AG	18,400	371,029
Volkswagen AG	7,100	1,113,819

		24,705,081

Hong Kong — 0.5%
AIA Group Ltd.	251,000	2,771,891
PAX Global Technology Ltd.	933,000	803,085
Techtronic Industries Co. Ltd.	42,000	466,487
Tongda Group Holdings Ltd.*	8,180,000	134,777
WH Group Ltd., 144A	2,038,000	1,188,640
Yue Yuen Industrial Holdings Ltd.	296,500	414,943

		5,779,823

India — 0.8%
HDFC Bank Ltd., ADR(a)	42,505	2,907,767
Infosys Ltd., ADR(a)	130,094	2,342,993
Reliance Industries Ltd., 144A, GDR	78,479	4,814,203

		10,064,963

Indonesia — 0.0%
First Resources Ltd.	552,800	612,224

Italy — 0.4%
A2A SpA	546,200	728,229
Coca-Cola HBC AG*	20,738	490,222
Enel SpA	17,300	93,042
Leonardo SpA	97,000	836,603
Mediobanca Banca di Credito Finanziario SpA	87,600	841,754
Piaggio & C SpA	176,400	529,226
Pirelli & C SpA, 144A	171,800	736,430
UnipolSai Assicurazioni SpA	253,700	624,596

		4,880,102

Japan — 4.8%
AGC, Inc.(a)	21,300	706,856
Aozora Bank Ltd.	36,000	707,568
Bell System24 Holdings, Inc.	36,000	371,000
BIPROGY, Inc.	14,100	357,254
Brother Industries Ltd.	44,300	669,536
Citizen Watch Co. Ltd.	149,100	669,445
Credit Saison Co. Ltd.	42,600	549,277
Daihen Corp.	25,000	731,475
Dai-ichi Life Holdings, Inc.	39,900	901,077

	Shares	Value
COMMON STOCKS (continued)
Japan (cont’d.)
Daikin Industries Ltd.	16,200	$2,457,760
Daiwa House Industry Co. Ltd.	31,900	734,857
DCM Holdings Co. Ltd.	71,900	656,070
DTS Corp.	17,400	392,104
EDION Corp.	63,900	624,960
Fuji Corp.	34,400	501,205
GungHo Online Entertainment, Inc.*	31,100	502,329
Gunze Ltd.	17,000	543,461
Haseko Corp.	30,900	345,133
Hazama Ando Corp.	119,600	763,331
Honda Motor Co. Ltd.	61,600	1,405,035
Hoya Corp.	20,100	1,925,150
Isuzu Motors Ltd.	78,200	906,563
ITOCHU Corp.	44,400	1,392,950
Itoham Yonekyu Holdings, Inc.	117,500	623,502
Japan Airlines Co. Ltd.*	25,000	509,192
Japan Aviation Electronics Industry Ltd.	46,000	733,789
Japan Lifeline Co. Ltd.	79,400	549,632
KDDI Corp.	29,700	900,709
Keiyo Bank Ltd. (The)	76,500	340,165
Keyence Corp.	8,300	3,222,432
Komeri Co. Ltd.	17,200	356,521
Lintec Corp.	30,000	486,954
Marubeni Corp.	85,400	978,338
Mitsubishi Gas Chemical Co., Inc.	26,000	357,411
Mitsubishi HC Capital, Inc.	210,100	1,033,387
Mitsubishi UFJ Financial Group, Inc.	214,300	1,438,685
Mitsui & Co. Ltd.	36,000	1,048,526
Mitsui Chemicals, Inc.	42,400	952,338
Mizuho Financial Group, Inc.	73,620	1,037,180
Nippon Telegraph & Telephone Corp.	107,900	3,077,147
Nishi-Nippon Financial Holdings, Inc.	48,600	355,158
Nomura Holdings, Inc.	270,700	1,003,072
Nomura Real Estate Holdings, Inc.	19,200	410,550
Obayashi Corp.	97,500	736,475
Ono Pharmaceutical Co. Ltd.	43,000	1,005,064
ORIX Corp.	65,000	1,040,433
Resona Holdings, Inc.	366,600	2,013,520
Sankyu, Inc.	18,100	662,206
Sawai Group Holdings Co. Ltd.	9,800	305,768
Seino Holdings Co. Ltd.	72,500	642,653
Shin-Etsu Chemical Co. Ltd.	13,900	1,697,360
SKY Perfect JSAT Holdings, Inc.	151,000	554,924
SMC Corp.	3,800	1,586,704
Sompo Holdings, Inc.	15,600	690,193
Sumitomo Heavy Industries Ltd.	32,300	644,848
Sumitomo Mitsui Financial Group, Inc.	31,100	1,251,229
Taisei Corp.	19,200	619,108
Teijin Ltd.	67,300	655,853
Toagosei Co. Ltd.	44,900	376,893
Tokuyama Corp.	26,500	359,703
Tokyo Seimitsu Co. Ltd.	20,300	655,858
Towa Pharmaceutical Co. Ltd.	28,200	455,219
Transcosmos, Inc.	25,100	616,378
Tsubakimoto Chain Co.	17,000	383,500
UBE Corp.	41,500	608,290
Yokohama Rubber Co. Ltd. (The)(a)	62,000	959,364

		56,750,627

SEE NOTES TO FINANCIAL STATEMENTS.

A3

PSF GLOBAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Netherlands — 1.8%
ABN AMRO Bank NV, 144A, CVA	56,900	$787,950
Adyen NV, 144A*	1,744	2,421,108
Aegon NV	215,700	1,092,882
ASML Holding NV (BATE)	5,916	3,225,711
ASML Holding NV (XNGS)	7,172	3,918,781
ASR Nederland NV	21,200	1,007,297
ING Groep NV	71,300	868,517
Koninklijke Ahold Delhaize NV	89,100	2,561,740
NN Group NV	18,700	764,684
Randstad NV	14,700	898,206
Shell PLC	141,000	3,974,905

		21,521,781

New Zealand — 0.1%
Air New Zealand Ltd.*	1,456,800	686,805

Norway — 0.4%
DNB Bank ASA	53,600	1,058,607
Equinor ASA	112,374	4,038,752
TOMRA Systems ASA	4,472	75,426

		5,172,785

Singapore — 0.1%
DBS Group Holdings Ltd.	41,200	1,042,838
Venture Corp. Ltd.	26,000	331,401

		1,374,239

South Africa — 0.2%
Anglo American PLC	48,300	1,891,423

South Korea — 0.1%
LG Energy Solution Ltd.*	1,963	676,561

Spain — 0.8%
Amadeus IT Group SA*	78,651	4,080,239
Banco Santander SA	249,200	745,137
Endesa SA	37,700	710,515
Mapfre SA(a)	494,400	956,419
Repsol SA	117,700	1,873,433
Telefonica SA	176,500	638,949

		9,004,692

Sweden — 1.3%
Atlas Copco AB (Class A Stock)	196,764	2,331,338
Boliden AB	35,400	1,329,702
Electrolux AB (Class B Stock)(a)	38,800	524,224
Evolution AB, 144A	25,800	2,513,035
Hexagon AB (Class B Stock)	265,118	2,779,787
Husqvarna AB (Class B Stock)	39,300	276,021
Indutrade AB	41,314	837,827
Securitas AB (Class B Stock)	103,242	861,498
Skanska AB (Class B Stock)	31,100	493,012
SKF AB (Class B Stock)	70,400	1,075,256
Swedbank AB (Class A Stock)	27,700	471,151
Telefonaktiebolaget LM Ericsson (Class B Stock)	80,900	474,026
Volvo AB (Class B Stock)	100,500	1,815,392

		15,782,269

	Shares	Value
COMMON STOCKS (continued)
Switzerland — 2.3%
Adecco Group AG	25,100	$825,661
Baloise Holding AG	6,000	925,241
Credit Suisse Group AG	75,100	224,207
Forbo Holding AG	500	587,581
Helvetia Holding AG	10,600	1,233,445
Julius Baer Group Ltd.	25,700	1,495,769
Lonza Group AG	5,206	2,555,498
Novartis AG	47,700	4,316,729
Partners Group Holding AG	2,115	1,872,798
Sika AG	5,732	1,377,991
Straumann Holding AG	17,227	1,975,441
Swiss Life Holding AG	1,417	730,405
TE Connectivity Ltd.	13,125	1,506,750
UBS Group AG	166,700	3,098,324
Zurich Insurance Group AG	9,170	4,383,969

		27,109,809

Taiwan — 0.3%
Taiwan Semiconductor Manufacturing Co. Ltd.	223,000	3,238,732

United Kingdom — 4.8%
3i Group PLC	52,800	851,524
Ashtead Group PLC	42,348	2,405,569
Associated British Foods PLC	39,200	743,184
AstraZeneca PLC	37,646	5,094,233
Aviva PLC	149,720	794,211
BAE Systems PLC	168,800	1,743,434
Barratt Developments PLC	61,900	295,653
Bellway PLC	23,200	530,543
British American Tobacco PLC	63,000	2,492,164
BT Group PLC	455,900	615,590
Bunzl PLC	94,517	3,144,596
Centrica PLC	457,200	531,752
CK Hutchison Holdings Ltd.	117,500	703,925
CNH Industrial NV	79,500	1,275,339
Coca-Cola Europacific Partners PLC	1,200	66,384
Compass Group PLC	213,659	4,933,821
Crest Nicholson Holdings PLC	143,814	409,416
Diageo PLC	72,621	3,178,757
Experian PLC	77,240	2,615,990
Halma PLC	66,041	1,572,763
Imperial Brands PLC	56,400	1,404,988
International Consolidated Airlines Group SA*	150,000	223,374
Investec PLC	79,700	487,228
J Sainsbury PLC	458,700	1,203,087
Keller Group PLC	48,200	465,178
Kingfisher PLC	357,200	1,014,886
Legal & General Group PLC	220,600	661,388
Linde PLC	14,229	4,641,215
Lloyds Banking Group PLC	1,666,000	909,160
London Stock Exchange Group PLC	32,195	2,766,233
Marks & Spencer Group PLC*	279,900	412,923
Paragon Banking Group PLC	105,900	720,018
Premier Foods PLC	357,756	466,169
Redde Northgate PLC	108,700	540,751
Redrow PLC	77,600	425,240
Rentokil Initial PLC	449,071	2,758,988

SEE NOTES TO FINANCIAL STATEMENTS.

A4

PSF GLOBAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
United Kingdom (cont’d.)
Segro PLC, REIT	129,323	$1,191,357
Spirax-Sarco Engineering PLC	9,533	1,217,656
Tate & Lyle PLC	34,250	293,428
Taylor Wimpey PLC	263,400	322,586
Tesco PLC	213,800	576,163
Vistry Group PLC	29,222	220,099

		56,920,963

United States — 64.4%
Abbott Laboratories	66,930	7,348,245
AbbVie, Inc.	39,672	6,411,392
Accenture PLC (Class A Stock)	3,878	1,034,806
Adobe, Inc.*	25,487	8,577,140
Agilent Technologies, Inc.	9,220	1,379,773
Air Products & Chemicals, Inc.	16,902	5,210,211
Alphabet, Inc. (Class A Stock)*	211,582	18,667,880
Alphabet, Inc. (Class C Stock)*	66,254	5,878,717
Amazon.com, Inc.*	185,293	15,564,612
Ameren Corp.	57,212	5,087,291
American Express Co.	6,553	968,206
American International Group, Inc.	155,046	9,805,109
American Tower Corp., REIT	21,354	4,524,058
AMETEK, Inc.	34,717	4,850,659
Amphenol Corp. (Class A Stock)	16,508	1,256,919
Aon PLC (Class A Stock)	21,040	6,314,946
Apple, Inc.	125,734	16,336,619
Applied Materials, Inc.	23,276	2,266,617
Arthur J. Gallagher & Co.	9,583	1,806,779
Autodesk, Inc.*	5,208	973,219
AvalonBay Communities, Inc., REIT	60,949	9,844,482
Bank of America Corp.	233,235	7,724,743
Becton, Dickinson & Co.	50,179	12,760,520
Best Buy Co., Inc.	56,659	4,544,618
Black Knight, Inc.*	15,717	970,525
Block, Inc.*	16,272	1,022,532
Boston Scientific Corp.*	160,292	7,416,711
Bristol-Myers Squibb Co.	49,491	3,560,877
Cadence Design Systems, Inc.*	18,501	2,972,001
CF Industries Holdings, Inc.	39,194	3,339,329
Charles Schwab Corp. (The)	67,184	5,593,740
Chipotle Mexican Grill, Inc.*	1,473	2,043,773
Chubb Ltd.	51,063	11,264,498
Cigna Corp.	26,468	8,769,907
Cisco Systems, Inc.	57,102	2,720,339
Citigroup, Inc.	89,601	4,052,653
CME Group, Inc.	16,125	2,711,580
Coca-Cola Co. (The)	59,246	3,768,638
Colgate-Palmolive Co.	54,620	4,303,510
Comcast Corp. (Class A Stock)	89,694	3,136,599
Conagra Brands, Inc.	225,274	8,718,104
ConocoPhillips	62,171	7,336,178
CoStar Group, Inc.*	58,038	4,485,177
CSL Ltd.	12,546	2,446,396
Cummins, Inc.(a)	30,291	7,339,206
CVS Health Corp.	41,112	3,831,227
Danaher Corp.	32,455	8,614,206
Dollar Tree, Inc.*	12,991	1,837,447
Dominion Energy, Inc.	76,250	4,675,650
Eaton Corp. PLC	9,414	1,477,527

	Shares	Value
COMMON STOCKS (continued)
United States (cont’d.)
Elanco Animal Health, Inc.*	226,561	$2,768,575
Electronic Arts, Inc.	29,618	3,618,727
Elevance Health, Inc.	18,244	9,358,625
Enphase Energy, Inc.*	2,880	763,085
Entergy Corp.	17,173	1,931,962
EOG Resources, Inc.	17,494	2,265,823
Equifax, Inc.	12,486	2,426,779
Equinix, Inc., REIT	6,435	4,215,118
Equitable Holdings, Inc.	209,889	6,023,814
Estee Lauder Cos., Inc. (The) (Class A Stock)	21,707	5,385,724
Exxon Mobil Corp.	67,562	7,452,089
Fifth Third Bancorp	108,488	3,559,491
Fiserv, Inc.*	100,167	10,123,879
Gartner, Inc.*	8,590	2,887,443
General Electric Co.	93,584	7,841,403
Globant SA*(a)	4,718	793,379
Goldman Sachs Group, Inc. (The)	8,494	2,916,670
GSK PLC	181,680	3,140,018
Haleon PLC*	227,100	898,548
Hartford Financial Services Group, Inc. (The)	91,343	6,926,540
Hess Corp.	18,840	2,671,889
Hilton Worldwide Holdings, Inc.	31,795	4,017,616
Holcim AG*	20,100	1,040,442
Hologic, Inc.*	36,965	2,765,352
Huntington Bancshares, Inc.(a)	390,974	5,512,733
ICON PLC*	33,459	6,499,411
International Flavors & Fragrances, Inc.	56,346	5,907,315
International Paper Co.(a)	214,537	7,429,416
Intuit, Inc.	21,985	8,557,002
Johnson & Johnson	74,576	13,173,850
Johnson Controls International PLC	68,413	4,378,432
Kimberly-Clark Corp.	51,527	6,994,790
Kohl’s Corp.(a)	74,808	1,888,902
L3Harris Technologies, Inc.	32,992	6,869,264
Lam Research Corp.	6,703	2,817,271
Las Vegas Sands Corp.*(a)	50,792	2,441,571
Lululemon Athletica, Inc.*	14,832	4,751,876
Martin Marietta Materials, Inc.	3,124	1,055,818
Mastercard, Inc. (Class A Stock)	42,638	14,826,512
Match Group, Inc.*	29,586	1,227,523
Medtronic PLC	88,899	6,909,230
Merck & Co., Inc.	52,931	5,872,694
Meta Platforms, Inc. (Class A Stock)*	29,900	3,598,166
Microsoft Corp.	183,670	44,047,739
MSCI, Inc.	16,455	7,654,372
News Corp. (Class A Stock)	350,995	6,388,109
NVIDIA Corp.	46,998	6,868,288
O’Reilly Automotive, Inc.*	3,708	3,129,663
Pfizer, Inc.	95,311	4,883,736
Philip Morris International, Inc.	100,794	10,201,361
QUALCOMM, Inc.	85,196	9,366,448
Regeneron Pharmaceuticals, Inc.*	4,291	3,095,914
Roche Holding AG	13,400	4,210,783
Rockwell Automation, Inc.	4,274	1,100,854
RPM International, Inc.	32,493	3,166,443
Sempra Energy	56,440	8,722,238
ServiceNow, Inc.*	8,176	3,174,496

SEE NOTES TO FINANCIAL STATEMENTS.

A5

PSF GLOBAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
United States (cont’d.)
Sherwin-Williams Co. (The)	25,314	$6,007,772
Signify NV, 144A	27,400	922,354
Southern Co. (The)	195,711	13,975,723
Southwest Airlines Co.*	58,785	1,979,291
Stanley Black & Decker, Inc.	63,800	4,792,656
Stellantis NV	74,557	1,059,263
Stericycle, Inc.*	18,111	903,558
STERIS PLC	9,286	1,715,031
Synopsys, Inc.*	4,987	1,592,299
Take-Two Interactive Software, Inc.*	12,873	1,340,465
Tenaris SA	252,604	4,430,097
Texas Instruments, Inc.	17,699	2,924,229
Thermo Fisher Scientific, Inc.	22,414	12,343,166
TJX Cos., Inc. (The)	34,854	2,774,378
TransUnion	30,541	1,733,202
U.S. Bancorp	116,196	5,067,308
United Parcel Service, Inc. (Class B Stock)	41,453	7,206,190
UnitedHealth Group, Inc.	15,782	8,367,301
Veeva Systems, Inc. (Class A Stock)*	2,236	360,846
Verisk Analytics, Inc.	35,070	6,187,049
Verizon Communications, Inc.	32,000	1,260,800
Vertex Pharmaceuticals, Inc.*	20,316	5,866,854
Visa, Inc. (Class A Stock)(a)	57,788	12,006,035
Vulcan Materials Co.	37,834	6,625,112
Walmart, Inc.	70,584	10,008,105
Walt Disney Co. (The)*	81,808	7,107,479
Wells Fargo & Co.	307,441	12,694,239
Western Digital Corp.*	138,150	4,358,632
Weyerhaeuser Co., REIT	220,877	6,847,187
Zimmer Biomet Holdings, Inc.	69,513	8,862,907
Zoetis, Inc.	25,107	3,679,431

		765,060,061

TOTAL COMMON STOCKS (cost $1,018,127,121)		1,149,377,078

PREFERRED STOCKS — 0.1%
Germany — 0.0%
Porsche Automobil Holding SE (PRFC)	11,600	632,617

United States — 0.1%
Becton, Dickinson & Co., Series B, CVT, 6.000%, Maturing 06/01/23(a)	18,231	913,009
Elanco Animal Health, Inc., CVT, 5.000%, Maturing 02/01/23	2,497	48,766

		961,775

TOTAL PREFERRED STOCKS (cost $1,703,094)		1,594,392

TOTAL LONG-TERM INVESTMENTS (cost $1,019,830,215)		1,150,971,470

	Shares	Value

SHORT-TERM INVESTMENTS — 6.6%
AFFILIATED MUTUAL FUNDS — 5.7%
PGIM Core Ultra Short Bond Fund(wa)	20,822,837	$20,822,837
PGIM Institutional Money Market Fund (cost $46,479,819; includes $46,316,049 of cash collateral for securities on loan)(b)(wa)	46,535,263	46,511,994

TOTAL AFFILIATED MUTUAL FUNDS (cost $67,302,656)		67,334,831

UNAFFILIATED FUND — 0.9%
Dreyfus Government Cash Management (Institutional Shares)	10,665,495	10,665,495

(cost $10,665,495)

TOTAL SHORT-TERM INVESTMENTS (cost $77,968,151)		78,000,326

TOTAL INVESTMENTS—103.5% (cost $1,097,798,366)		1,228,971,796

Liabilities in excess of other assets — (3.5)%		(41,468,235)

NET ASSETS — 100.0%		$1,187,503,561

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $45,187,084; cash collateral of $46,316,049 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

SEE NOTES TO FINANCIAL STATEMENTS.

A6

PSF GLOBAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Australia	$1,051,590	$13,722,041	$—
Austria	—	3,222,549	—
Belgium	—	3,865,429	—
Brazil	1,425,914	2,051,214	—
Canada	27,297,648	—	—
China	—	4,212,578	—
Denmark	—	13,019,634	—
Finland	—	5,138,247	—
France	13,946,769	49,190,525	—
Germany	6,639,611	18,065,470	—
Hong Kong	—	5,779,823	—
India	5,250,760	4,814,203	—
Indonesia	—	612,224	—
Italy	—	4,880,102	—
Japan	—	56,750,627	—
Netherlands	3,918,781	17,603,000	—
New Zealand	—	686,805	—
Norway	—	5,172,785	—
Singapore	—	1,374,239	—
South Africa	—	1,891,423	—
South Korea	—	676,561	—
Spain	—	9,004,692	—
Sweden	—	15,782,269	—
Switzerland	1,506,750	25,603,059	—
Taiwan	—	3,238,732	—
United Kingdom	4,707,599	52,213,364	—
United States	746,912,160	18,147,901	—
Preferred Stocks
Germany	—	632,617	—
United States	961,775	—	—
Short-Term Investments
Affiliated Mutual Funds	67,334,831	—	—
Unaffiliated Fund	10,665,495	—	—

Total	$891,619,683	$337,352,113	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2022 were as follows:

Software	6.1%
Banks	6.1
Affiliated Mutual Funds (3.9% represents investments purchased with collateral from securities on loan)	5.7
Oil, Gas & Consumable Fuels	5.3
Pharmaceuticals	5.3
Insurance	5.1
IT Services	4.5
Health Care Equipment & Supplies	4.5
Semiconductors & Semiconductor Equipment	3.5
Chemicals	3.0

Life Sciences Tools & Services	2.7%
Capital Markets	2.5
Health Care Providers & Services	2.5
Interactive Media & Services	2.5
Equity Real Estate Investment Trusts (REITs)	2.3
Machinery	2.1
Technology Hardware, Storage & Peripherals	1.9
Professional Services	1.7
Multi-Utilities	1.7
Biotechnology	1.5
Electric Utilities	1.5

SEE NOTES TO FINANCIAL STATEMENTS.

A7

PSF GLOBAL PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Industry Classification (continued):

Aerospace & Defense	1.5%
Specialty Retail	1.5
Food & Staples Retailing	1.4
Hotels, Restaurants & Leisure	1.4
Internet & Direct Marketing Retail	1.4
Industrial Conglomerates	1.4
Textiles, Apparel & Luxury Goods	1.2
Tobacco	1.2
Electronic Equipment, Instruments & Components	1.2
Food Products	1.1
Road & Rail	1.1
Entertainment	1.0
Air Freight & Logistics	1.0
Household Products	1.0
Metals & Mining	0.9
Construction Materials	0.9
Electrical Equipment	0.9
Building Products	0.9
Unaffiliated Fund	0.9
Media	0.8
Trading Companies & Distributors	0.8
Personal Products	0.8
Multiline Retail	0.8
Construction & Engineering	0.7
Diversified Telecommunication Services	0.7

Diversified Financial Services	0.7%
Automobiles	0.6
Beverages	0.6
Containers & Packaging	0.6
Commercial Services & Supplies	0.5
Energy Equipment & Services	0.4
Auto Components	0.4
Communications Equipment	0.3
Airlines	0.3
Household Durables	0.1
Marine	0.1
Consumer Finance	0.1
Real Estate Management & Development	0.1
Wireless Telecommunication Services	0.1
Thrifts & Mortgage Finance	0.1
Gas Utilities	0.0	*
Paper & Forest Products	0.0	*
Health Care Technology	0.0	*

	103.5
Liabilities in excess of other assets	(3.5)

	100.0%

* Less than +/- 0.05%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$45,187,084	$(45,187,084)	$—

(1)  Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A8

PSF GLOBAL PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2022

ASSETS
Investments at value, including securities on loan of $45,187,084:
Unaffiliated investments (cost $1,030,495,710)	$1,161,636,965
Affiliated investments (cost $67,302,656)	67,334,831
Foreign currency, at value (cost $3,269,516)	3,220,673
Tax reclaim receivable	2,204,535
Dividends receivable	1,779,079
Receivable for investments sold	288,671
Receivable for Portfolio shares sold	70,203
Receivable from affiliate	3,611
Prepaid expenses and other assets	17,327

Total Assets	1,236,555,895

LIABILITIES
Payable to broker for collateral for securities on loan	46,316,049
Payable to affiliate	956,143
Management fee payable	720,179
Payable for investments purchased	667,783
Accrued expenses and other liabilities	281,387
Payable for Portfolio shares purchased	103,341
Payable to custodian	5,369
Affiliated transfer agent fee payable	980
Trustees’ fees payable	970
Distribution fee payable	133

Total Liabilities	49,052,334

NET ASSETS	$1,187,503,561

Net assets were comprised of:
Partners’ Equity	$1,187,503,561

Class I:
Net asset value and redemption price per share, $1,186,876,797 / 25,723,941 outstanding shares of beneficial interest	$46.14

Class III:
Net asset value and redemption price per share, $626,764 / 13,643 outstanding shares of beneficial interest	$45.94

STATEMENT OF OPERATIONS

Year Ended December 31, 2022

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $1,648,016 foreign withholding tax, of which $183,783 is reimbursable by an affiliate)	$25,335,481
Affiliated dividend income	333,216
Income from securities lending, net (including affiliated income of $74,071)	127,148
Interest income	92,874

Total income	25,888,719

EXPENSES
Management fee	9,474,806
Distribution fee—Class III	1,298
Custodian and accounting fees	209,072
Shareholders’ reports	111,595
Legal fees and expenses	30,328
Audit fee	28,800
Trustees’ fees	28,070
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,682
Miscellaneous	78,409

Total expenses	9,973,060
Less: Fee waivers and/or expense reimbursement	(547,803)

Net expenses	9,425,257

NET INVESTMENT INCOME (LOSS)	16,463,462

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $6,949)	149,841,797
Foreign currency transactions	(500,862)

149,340,935

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $15,218)	(448,865,494)
Foreign currencies	(79,315)

(448,944,809)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(299,603,874)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(283,140,412)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$16,463,462	$12,649,098
Net realized gain (loss) on investment and foreign currency transactions	149,340,935	117,432,711
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(448,944,809)	113,015,658

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(283,140,412)	243,097,467

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold	17,030,984	17,833,148
Portfolio shares purchased	(65,062,909)	(119,303,863)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(48,031,925)	(101,470,715)

TOTAL INCREASE (DECREASE)	(331,172,337)	141,626,752
NET ASSETS:
Beginning of year	1,518,675,898	1,377,049,146

End of year	$1,187,503,561	$1,518,675,898

SEE NOTES TO FINANCIAL STATEMENTS.

A9

PSF GLOBAL PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

Class I
	Year Ended December 31,
	2022	2021	2020	2019		2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$56.82	$48.06	$41.49	$31.83		$34.33

Income (Loss) From Investment Operations:
Net investment income (loss)	0.63	0.46	0.41	0.52		0.47
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(11.31)	8.30	6.16	9.14		(2.99)

Total from investment operations	(10.68)	8.76	6.57	9.66		(2.52)

Capital Contributions	—	—	—	—	(b)(c)	0.02	(b)

Net Asset Value, end of year	$46.14	$56.82	$48.06	$41.49		$31.83

Total Return(d)	(18.80)%	18.23%	15.84%	30.39	%(e)	(7.28	)%(f)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,186.9	$1,518.5	$1,377.0	$1,263.7		$1,006.6
Average net assets (in millions)	$1,262.8	$1,472.2	$1,190.6	$1,157.5		$1,139.9
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.75%	0.74%	0.76%	0.77%		0.77%
Expenses before waivers and/or expense reimbursement	0.79%	0.78%	0.80%	0.80%		0.80%
Net investment income (loss)	1.30%	0.86%	1.01%	1.41%		1.33%
Portfolio turnover rate(h)	52%	21%	34%	26%		28%

Class III
	Year Ended December 31, 2022	April 26, 2021(i) through December 31, 2021
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$56.72	$53.13

Income (Loss) From Investment Operations:
Net investment income (loss)	0.54	0.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(11.32)	3.44

Total from investment operations	(10.78)	3.59

Net Asset Value, end of period	$45.94	$56.72

Total Return(d)	(19.01)%	6.76%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$0.6	$0.2
Average net assets (in millions)	$0.5	$0.1
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	1.00%	0.99	%(j)
Expenses before waivers and/or expense reimbursement	1.04%	1.03	%(j)
Net investment income (loss)	1.14%	0.40	%(j)
Portfolio turnover rate(h)	52%	21%

(a)	Calculated based on average shares outstanding during the period.
(b)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (7.34)%.
(g)	Does not include expenses of the underlying funds in which the Portfolio invests.
(h)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(i)	Commencement of offering.
(j)	Annualized, with the exception of certain non-recurring expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

A10

PSF INTERNATIONAL GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

LONG-TERM INVESTMENTS — 98.6%
COMMON STOCKS — 97.3%
Australia — 0.2%
Aristocrat Leisure Ltd.	8,334	$171,729

Austria — 0.6%
BAWAG Group AG, 144A*	7,372	392,856

Belgium — 0.5%
KBC Group NV	5,932	381,934

Brazil — 2.0%
B3 SA - Brasil Bolsa Balcao	72,000	179,901
MercadoLibre, Inc.*	1,066	902,092
NU Holdings Ltd. (Class A Stock)*(a)	86,505	352,075

		1,434,068

Canada — 3.9%
Canadian Pacific Railway Ltd.(a)	9,979	744,334
Cenovus Energy, Inc.	18,470	358,503
Dollarama, Inc.	8,073	472,157
Intact Financial Corp.	2,826	406,806
Toronto-Dominion Bank (The)	12,206	790,325

		2,772,125

China — 0.7%
China Tourism Group Duty Free Corp. Ltd. (Class H Stock), 144A*	9,500	278,437
Shenzhou International Group Holdings Ltd.	20,800	231,959

		510,396

Denmark — 3.4%
Coloplast A/S (Class B Stock)	1,931	226,222
DSV A/S	2,166	342,525
Novo Nordisk A/S (Class B Stock)	13,913	1,889,602

		2,458,349

Finland — 0.9%
Neste OYJ	7,567	348,967
Nordea Bank Abp	28,581	306,159

		655,126

France — 14.3%
Air Liquide SA	2,324	329,858
Airbus SE	3,960	470,854
Bureau Veritas SA	15,039	396,338
Dassault Systemes SE	14,833	533,390
Hermes International	571	883,824
Kering SA	382	194,410
L’Oreal SA	3,131	1,121,204
LVMH Moet Hennessy Louis Vuitton SE	2,593	1,886,909
Pernod Ricard SA	6,224	1,224,402
Remy Cointreau SA	1,728	291,364
Safran SA	7,315	916,233
Sartorius Stedim Biotech	902	293,121
Teleperformance	2,371	566,824
TotalEnergies SE	7,481	469,606
Vinci SA	6,809	678,769

		10,257,106

	Shares	Value

COMMON STOCKS (continued)
Germany — 3.9%
adidas AG	1,537	$208,304
Beiersdorf AG	3,087	352,757
Brenntag SE	6,947	443,044
Deutsche Boerse AG	2,548	438,741
HelloFresh SE*	5,081	110,892
Infineon Technologies AG	12,929	392,937
Rational AG	39	23,160
SAP SE, ADR(a)	3,138	323,810
Symrise AG	4,388	476,559

		2,770,204

Hong Kong — 2.4%
AIA Group Ltd.	81,200	896,723
Prudential PLC	28,298	385,852
Techtronic Industries Co. Ltd.	39,200	435,388

		1,717,963

India — 3.6%
HDFC Bank Ltd., ADR(a)	16,391	1,121,308
ICICI Bank Ltd., ADR(a)	17,894	391,700
Infosys Ltd., ADR(a)	19,286	347,341
Reliance Industries Ltd., 144A, GDR	11,456	702,755

		2,563,104

Indonesia — 0.5%
Bank Central Asia Tbk PT	673,926	369,539

Ireland — 1.9%
Bank of Ireland Group PLC	34,737	331,020
CRH PLC	8,159	324,686
Kerry Group PLC (Class A Stock)	3,844	347,230
Smurfit Kappa Group PLC	8,887	329,355

		1,332,291

Italy — 3.1%
Brunello Cucinelli SpA	12,585	931,176
Ferrari NV	4,707	1,009,363
Nexi SpA, 144A*	32,321	255,140

		2,195,679

Japan — 9.5%
Daikin Industries Ltd.	2,400	364,113
Disco Corp.	1,400	399,030
Fujitsu Ltd.	2,900	386,621
GMO Payment Gateway, Inc.	1,032	85,345
Hitachi Ltd.	5,100	256,613
Hoya Corp.	2,900	277,758
Keyence Corp.	2,722	1,056,802
Koito Manufacturing Co. Ltd.	9,400	140,137
Lasertec Corp.	1,941	316,908
Olympus Corp.	19,100	336,878
Otsuka Corp.	8,400	264,771
SCSK Corp.	21,900	331,495
Shin-Etsu Chemical Co. Ltd.	2,000	244,224
SMC Corp.	1,400	584,575
Sony Group Corp.	8,400	640,262
TechnoPro Holdings, Inc.	18,100	481,881
Terumo Corp.	12,100	343,042

SEE NOTES TO FINANCIAL STATEMENTS.

A11

PSF INTERNATIONAL GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Japan (cont’d.)
Tokyo Electron Ltd.	1,000	$293,829

		6,804,284

Netherlands — 6.1%
Adyen NV, 144A*	546	757,985
Argenx SE, ADR*	1,611	610,295
ASML Holding NV	2,563	1,397,481
Heineken NV	5,519	519,847
Koninklijke DSM NV	2,192	269,166
Shell PLC	16,515	465,571
Universal Music Group NV	13,986	338,219

		4,358,564

Norway — 0.5%
Equinor ASA	10,389	373,383
TOMRA Systems ASA	659	11,115

		384,498

Singapore — 0.7%
DBS Group Holdings Ltd.	18,864	477,478

South Korea — 1.1%
Coupang, Inc.*	19,944	293,376
LG Energy Solution Ltd.*	398	137,174
Samsung SDI Co. Ltd.	725	340,418

		770,968

Spain — 1.0%
Amadeus IT Group SA*	11,521	597,684
Bankinter SA	21,928	146,907

		744,591

Sweden — 2.5%
Atlas Copco AB (Class A Stock)	61,329	726,650
Autoliv, Inc.	2,349	179,886
Evolution AB, 144A	3,790	369,163
Hexagon AB (Class B Stock)	38,837	407,210
Indutrade AB	6,092	123,543

		1,806,452

Switzerland — 7.0%
Alcon, Inc.	4,840	332,116
Cie Financiere Richemont SA (Class A Stock)	4,685	607,457
Julius Baer Group Ltd.	5,832	339,429
Lonza Group AG	1,602	786,382
Novartis AG	9,866	892,848
Partners Group Holding AG	310	274,500
SIG Group AG*	12,912	282,142
Sika AG	837	201,218
Straumann Holding AG	2,514	288,283
UBS Group AG	17,858	331,913
Zurich Insurance Group AG	1,338	639,668

		4,975,956

Taiwan — 0.7%
Taiwan Semiconductor Manufacturing Co. Ltd.	33,000	479,274

	Shares	Value

COMMON STOCKS (continued)
United Kingdom — 17.1%
Ashtead Group PLC	17,685	$1,004,593
AstraZeneca PLC	15,927	2,155,232
BAE Systems PLC	31,973	330,230
Bunzl PLC	27,659	920,219
Compass Group PLC	77,649	1,793,073
DCC PLC	5,100	250,777
Diageo PLC	18,058	790,432
Experian PLC	22,705	768,981
Fevertree Drinks PLC	2,931	36,455
Halma PLC	9,655	229,933
Linde PLC	1,347	439,364
Lloyds Banking Group PLC	703,116	383,700
London Stock Exchange Group PLC	10,741	922,880
Petershill Partners PLC, 144A	107,935	220,841
RELX PLC	21,384	591,226
Rentokil Initial PLC	65,784	404,162
Segro PLC, REIT	18,944	174,517
Smith & Nephew PLC	23,654	315,895
Spirax-Sarco Engineering PLC	1,404	179,334
Travis Perkins PLC	1,807	19,319
Unilever PLC	6,469	324,594

		12,255,757

United States — 9.2%
Aon PLC (Class A Stock)	1,869	560,962
CSL Ltd	1,838	358,399
CyberArk Software Ltd.*	2,530	328,014
Globant SA*(a)	691	116,199
ICON PLC*	5,347	1,038,655
Lululemon Athletica, Inc.*	1,877	601,353
Nestle SA.	4,529	523,142
QIAGEN NV*	9,385	468,030
Roche Holding AG	2,955	928,572
Schlumberger Ltd	11,034	589,878
Schneider Electric SE	2,717	381,561
Tenaris SA	36,856	646,370

		6,541,135

TOTAL COMMON STOCKS (cost $59,215,076)		69,581,426

PREFERRED STOCKS — 1.3%
Germany
Dr. Ing. h.c. F. Porsche AG (PRFC)*	2,424	244,614
Sartorius AG (PRFC)	1,663	656,679

TOTAL PREFERRED STOCKS (cost $350,361)		901,293

TOTAL LONG-TERM INVESTMENTS (cost $59,565,437)		70,482,719

SHORT-TERM INVESTMENTS — 5.9%
AFFILIATED MUTUAL FUNDS — 5.7%
PGIM Core Ultra Short Bond Fund(wa)	797,800	797,800

SEE NOTES TO FINANCIAL STATEMENTS.

A12

PSF INTERNATIONAL GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

AFFILIATED MUTUAL FUNDS (continued)
PGIM Institutional Money Market Fund (cost $3,279,105; includes $3,266,949 of cash collateral for securities on loan)(b)(wa)	3,282,365	$3,280,723

TOTAL AFFILIATED MUTUAL FUNDS (cost $4,076,905)		4,078,523

UNAFFILIATED FUND — 0.2%
BlackRock Liquidity FedFund (Institutional Shares)	181,292	181,292

(cost $181,292)

TOTAL SHORT-TERM INVESTMENTS (cost $4,258,197)		4,259,815

TOTAL INVESTMENTS—104.5% (cost $63,823,634)		74,742,534

Liabilities in excess of other assets — (4.5)%		(3,243,954)

NET ASSETS — 100.0%		$71,498,580

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $3,182,292; cash collateral of $3,266,949 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Australia	$—	$171,729	$—
Austria	—	392,856	—
Belgium	—	381,934	—
Brazil	1,254,167	179,901	—
Canada	2,772,125	—	—
China	—	510,396	—
Denmark	—	2,458,349	—
Finland	—	655,126	—
France	—	10,257,106	—
Germany	323,810	2,446,394	—
Hong Kong	—	1,717,963	—
India	1,860,349	702,755	—
Indonesia	—	369,539	—
Ireland	—	1,332,291	—
Italy	—	2,195,679	—
Japan	—	6,804,284	—
Netherlands	610,295	3,748,269	—
Norway	—	384,498	—
Singapore	—	477,478	—
South Korea	293,376	477,592	—
Spain	—	744,591	—
Sweden	179,886	1,626,566	—

SEE NOTES TO FINANCIAL STATEMENTS.

A13

PSF INTERNATIONAL GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Switzerland	$—	$4,975,956	$—
Taiwan	—	479,274	—
United Kingdom	439,364	11,816,393	—
United States	3,703,091	2,838,044	—
Preferred Stocks
Germany	—	901,293	—
Short-Term Investments
Affiliated Mutual Funds	4,078,523	—	—
Unaffiliated Fund	181,292	—	—

Total	$15,696,278	$59,046,256	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2022 were as follows:

Pharmaceuticals	8.1%
Textiles, Apparel & Luxury Goods	7.6
Banks	7.6
Affiliated Mutual Funds (4.6% represents investments purchased with collateral from securities on loan)	5.7
Life Sciences Tools & Services	4.6
Semiconductors & Semiconductor Equipment	4.5
IT Services	4.5
Insurance	4.1
Beverages	4.0
Professional Services	3.9
Oil, Gas & Consumable Fuels	3.8
Capital Markets	3.8
Trading Companies & Distributors	3.3
Hotels, Restaurants & Leisure	3.2
Health Care Equipment & Supplies	3.0
Machinery	2.9
Electronic Equipment, Instruments & Components	2.9
Chemicals	2.8
Personal Products	2.6
Aerospace & Defense	2.5
Automobiles	1.8
Energy Equipment & Services	1.7
Internet & Direct Marketing Retail	1.7
Software	1.7

Biotechnology	1.3%
Food Products	1.2
Road & Rail	1.0
Construction & Engineering	0.9
Household Durables	0.9
Containers & Packaging	0.9
Electrical Equipment	0.7
Industrial Conglomerates	0.7
Multiline Retail	0.7
Commercial Services & Supplies	0.6
Building Products	0.5
Air Freight & Logistics	0.5
Entertainment	0.5
Construction Materials	0.4
Auto Components	0.4
Specialty Retail	0.4
Equity Real Estate Investment Trusts (REITs)	0.2
Food & Staples Retailing	0.2
Unaffiliated Fund	0.2

104.5
Liabilities in excess of other assets	(4.5)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A14

PSF INTERNATIONAL GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$3,182,292	$(3,182,292)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A15

PSF INTERNATIONAL GROWTH PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2022

ASSETS
Investments at value, including securities on loan of $3,182,292:
Unaffiliated investments (cost $59,746,729)	$70,664,011
Affiliated investments (cost $4,076,905)	4,078,523
Foreign currency, at value (cost $73,054)	73,210
Tax reclaim receivable	247,939
Receivable for investments sold	68,690
Dividends receivable	26,174
Receivable from affiliate	1,129
Receivable for Portfolio shares sold	426
Prepaid expenses and other assets	1,379

Total Assets	75,161,481

LIABILITIES
Payable to broker for collateral for securities on loan	3,266,949
Payable for investments purchased	133,892
Accrued expenses and other liabilities	104,538
Payable to affiliate	95,385
Payable for Portfolio shares purchased	31,316
Management fee payable	27,632
Payable to custodian	1,831
Affiliated transfer agent fee payable	980
Trustees’ fees payable	341
Distribution fee payable	23
Administration fee payable	14

Total Liabilities	3,662,901

NET ASSETS	$71,498,580

Net assets were comprised of:
Partners’ Equity	$71,498,580

Class I:
Net asset value and redemption price per share, $71,393,549 / 7,281,484 outstanding shares of beneficial interest	$9.80

Class II:
Net asset value and redemption price per share, $105,031 / 11,263 outstanding shares of beneficial interest	$9.33

STATEMENT OF OPERATIONS

Year Ended December 31, 2022

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $128,112 foreign withholding tax, of which $19,107 is reimbursable by an affiliate)	$1,089,017
Affiliated dividend income	24,644
Income from securities lending, net (including affiliated income of $3,705)	10,637

Total income	1,124,298

EXPENSES
Management fee	657,039
Distribution fee—Class II	302
Administration fee—Class II	181
Custodian and accounting fees	128,025
Shareholders’ reports	43,837
Legal fees and expenses	28,267
Audit fee	27,700
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,682
Trustees’ fees	9,561
Miscellaneous	34,696

Total expenses	940,290
Less: Fee waivers and/or expense reimbursement	(158,900)

Net expenses	781,390

NET INVESTMENT INCOME (LOSS)	342,908

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(162))	3,497,798
Foreign currency transactions	(28,340)

3,469,458

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $1,272)	(34,285,471)
Foreign currencies	(6,378)

(34,291,849)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(30,822,391)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(30,479,483)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$342,908	$(3,065)
Net realized gain (loss) on investment and foreign currency transactions	3,469,458	10,840,067
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(34,291,849)	1,949,470

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(30,479,483)	12,786,472

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold	5,694,785	4,771,632
Portfolio shares purchased	(11,968,971)	(12,643,096)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(6,274,186)	(7,871,464)

TOTAL INCREASE (DECREASE)	(36,753,669)	4,915,008
NET ASSETS:
Beginning of year	108,252,249	103,337,241

End of year	$71,498,580	$108,252,249

SEE NOTES TO FINANCIAL STATEMENTS.

A16

PSF INTERNATIONAL GROWTH PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

Class I
	Year Ended December 31,
	2022	2021		2020	2019		2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$13.79	$12.26		$9.28	$7.01		$8.05

Income (Loss) From Investment Operations:
Net investment income (loss)	0.05	—	(b)	— (b)	0.05		0.07
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(4.04)	1.53		2.98	2.21		(1.12)

Total from investment operations	(3.99)	1.53		2.98	2.26		(1.05)

Capital Contributions	—	—		—	0.01	(c)(d)	0.01	(d)

Net Asset Value, end of year	$9.80	$13.79		$12.26	$9.28		$7.01

Total Return(e)	(28.93)%	12.48%		32.11%	32.38	%(f)	(12.92	)%(g)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$71.4	$108.1		$103.2	$85.6		$70.1
Average net assets (in millions)	$77.2	$108.3		$86.3	$79.6		$81.8
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	1.01%	1.01%		1.01%	1.01%		1.01%
Expenses before waivers and/or expense reimbursement	1.22%	1.07%		1.21%	1.24%		1.20%
Net investment income (loss)	0.44%	—	%(b)	0.05%	0.64%		0.83%
Portfolio turnover rate(i)	53%	27%		44%	26%		37%

Class II
	Year Ended December 31,
	2022	2021		2020	2019		2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$13.17	$11.75		$8.93	$6.77		$7.81

Income (Loss) From Investment Operations:
Net investment income (loss)	— (b)	(0.05)		(0.03)	0.02		0.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.84)	1.47		2.85	2.13		(1.08)

Total from investment operations	(3.84)	1.42		2.82	2.15		(1.05)

Capital Contributions	—	—		—	0.01	(c)(d)	0.01	(d)

Net Asset Value, end of year	$9.33	$13.17		$11.75	$8.93		$6.77

Total Return(e)	(29.16)%	12.09%		31.58%	31.91	%(f)	(13.32	)%(g)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$0.1	$0.2		$0.2	$0.1		$0.1
Average net assets (in millions)	$0.1	$0.2		$0.1	$0.1		$0.1
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	1.41%	1.41%		1.41%	1.41%		1.41%
Expenses before waivers and/or expense reimbursement	1.62%	1.47%		1.61%	1.64%		1.60%
Net investment income (loss)	0.02%	(0.39)%		(0.36)%	0.24%		0.44%
Portfolio turnover rate(i)	53%	27%		44%	26%		37%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)	Represents payment received by the Portfolio, from the Investment Manager, in connection for costs incurred due to a portfolio allocation error.
(d)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(f)

Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 32.24% and 31.76% for Class I and Class II, respectively.

(g)

Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (13.04)% and (13.45)% for Class I and Class II, respectively.

(h)	Does not include expenses of the underlying funds in which the Portfolio invests.
(i)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A17

PSF MID-CAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

LONG-TERM INVESTMENTS — 97.4%
COMMON STOCKS
Aerospace & Defense — 0.7%
HEICO Corp. (Class A Stock)	19,290	$2,311,906

Airlines — 0.7%
Delta Air Lines, Inc.*	64,101	2,106,359

Banks — 1.7%
East West Bancorp, Inc.	35,731	2,354,673
First Republic Bank	15,220	1,855,166
SVB Financial Group*	3,918	901,688

		5,111,527

Beverages — 1.0%
Constellation Brands, Inc. (Class A Stock)	13,048	3,023,874

Biotechnology — 7.1%
Alnylam Pharmaceuticals, Inc.*	18,480	4,391,772
Exact Sciences Corp.*(a)	46,445	2,299,492
Exelixis, Inc.*	116,073	1,861,811
Horizon Therapeutics PLC*	62,109	7,068,004
Natera, Inc.*	38,254	1,536,663
Neurocrine Biosciences, Inc.*	24,181	2,888,179
Seagen, Inc.*	15,653	2,011,567

		22,057,488

Building Products — 2.2%
Trane Technologies PLC	40,857	6,867,653

Capital Markets — 7.3%
Ares Management Corp. (Class A Stock)(a)	49,740	3,404,205
FactSet Research Systems, Inc.	7,420	2,976,978
LPL Financial Holdings, Inc.	20,593	4,451,589
Morningstar, Inc.	9,261	2,005,840
MSCI, Inc.	8,939	4,158,155
S&P Global, Inc.	8,384	2,808,137
Tradeweb Markets, Inc. (Class A Stock)	41,733	2,709,724

		22,514,628

Commercial Services & Supplies — 2.3%
Cintas Corp	3,463	1,563,960
Copart, Inc.*	92,664	5,642,311

		7,206,271

Communications Equipment — 1.7%
Arista Networks, Inc.*	26,589	3,226,575
F5, Inc.*	13,765	1,975,415

		5,201,990

Construction & Engineering — 3.5%
AECOM	28,044	2,381,777
Quanta Services, Inc.(a)	47,353	6,747,802
Valmont Industries, Inc.	4,831	1,597,467

		10,727,046

Diversified Consumer Services — 0.4%
Bright Horizons Family Solutions, Inc.*	22,060	1,391,986

Electrical Equipment — 2.2%
AMETEK, Inc.	27,175	3,796,891

	Shares	Value

COMMON STOCKS (continued)
Electrical Equipment (cont’d.)
Hubbell, Inc.	12,379	$2,905,104

		6,701,995

Electronic Equipment, Instruments & Components — 2.8%
Jabil, Inc.	13,618	928,748
Keysight Technologies, Inc.*	18,764	3,209,957
Teledyne Technologies, Inc.*	5,734	2,293,084

Zebra Technologies Corp. (Class A Stock)*	9,052	2,321,023

		8,752,812

Energy Equipment & Services — 0.5%
Baker Hughes Co.(a)	53,301	1,573,979

Entertainment — 1.0%
Take-Two Interactive Software, Inc.*	29,243	3,045,074

Health Care Equipment & Supplies — 7.7%
Cooper Cos., Inc. (The)	10,479	3,465,091
Dexcom, Inc.*(a)	56,264	6,371,335
Hologic, Inc.*	38,486	2,879,138
IDEXX Laboratories, Inc.*	5,767	2,352,705
Insulet Corp.*	14,974	4,408,196
Novocure Ltd.*(a)	6,327	464,086
ResMed, Inc.	18,371	3,823,556

		23,764,107

Health Care Providers & Services — 4.3%
Acadia Healthcare Co., Inc.*	42,608	3,507,490
Amedisys, Inc.*	21,626	1,806,636
Centene Corp.*	51,466	4,220,727
McKesson Corp.	9,760	3,661,171

		13,196,024

Hotels, Restaurants & Leisure — 5.6%
Aramark	93,986	3,885,381
Booking Holdings, Inc.*	694	1,398,605
Chipotle Mexican Grill, Inc.*	3,699	5,132,326
Hilton Worldwide Holdings, Inc.	43,706	5,522,690
Royal Caribbean Cruises Ltd.*(a)	27,624	1,365,454

		17,304,456

Household Durables — 1.0%
Garmin Ltd.	15,211	1,403,823
Helen of Troy Ltd.*(a)	14,540	1,612,632

		3,016,455

Insurance — 1.3%
Progressive Corp. (The)	30,046	3,897,267

Interactive Media & Services — 0.5%
Bumble, Inc. (Class A Stock)*	77,132	1,623,629

Internet & Direct Marketing Retail — 0.5%
Chewy, Inc. (Class A Stock)*(a)	38,935	1,443,710

IT Services — 3.2%
Global Payments, Inc.	24,094	2,393,016
Globant SA*(a)	16,903	2,842,408
MongoDB, Inc.*(a)	16,083	3,165,778

SEE NOTES TO FINANCIAL STATEMENTS.

A18

PSF MID-CAP GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
IT Services (cont’d.)
Remitly Global, Inc.*(a)	128,766	$1,474,371

		9,875,573

Life Sciences Tools & Services — 4.6%
10X Genomics, Inc. (Class A Stock)*	26,473	964,676
Agilent Technologies, Inc.	40,794	6,104,822
Maravai LifeSciences Holdings, Inc. (Class A Stock)*	65,830	942,027
Mettler-Toledo International, Inc.*	3,317	4,794,558
West Pharmaceutical Services, Inc.	5,463	1,285,717

		14,091,800

Machinery — 3.1%
Ingersoll Rand, Inc.	55,227	2,885,611
ITT, Inc.	36,776	2,982,533
Toro Co. (The)	33,875	3,834,650

		9,702,794

Media — 1.0%
Trade Desk, Inc. (The) (Class A Stock)*(a)	70,121	3,143,524

Metals & Mining — 0.6%
Freeport-McMoRan, Inc.	48,880	1,857,440

Oil, Gas & Consumable Fuels — 3.7%
Antero Resources Corp.*(a)	43,460	1,346,826
Cheniere Energy, Inc.	37,955	5,691,732
EOG Resources, Inc.	33,918	4,393,059

		11,431,617

Pharmaceuticals — 1.6%
Jazz Pharmaceuticals PLC*	13,973	2,226,039
Royalty Pharma PLC (Class A Stock)	67,755	2,677,677

		4,903,716

Professional Services — 0.8%
Equifax, Inc.	13,197	2,564,969

Road & Rail — 0.9%
Old Dominion Freight Line, Inc.	9,355	2,654,762

Semiconductors & Semiconductor Equipment — 4.2%
Advanced Micro Devices, Inc.*	23,654	1,532,069
Enphase Energy, Inc.*	6,096	1,615,196
Entegris, Inc.	32,720	2,146,105
Marvell Technology, Inc.	42,402	1,570,570
SolarEdge Technologies, Inc.*(a)	10,599	3,002,379
Teradyne, Inc.(a)	18,530	1,618,595
Wolfspeed, Inc.*(a)	19,841	1,369,823

		12,854,737

Software — 10.5%
Cadence Design Systems, Inc.*	32,389	5,202,969
Clear Secure, Inc. (Class A Stock)(a)	32,666	896,028
Confluent, Inc. (Class A Stock)*(a)	78,818	1,752,912
Crowdstrike Holdings, Inc. (Class A Stock)*	30,164	3,175,968
Five9, Inc.*	19,963	1,354,689
HashiCorp, Inc. (Class A Stock)*(a)	60,081	1,642,615
HubSpot, Inc.*	7,434	2,149,392

	Shares	Value

COMMON STOCKS (continued)
Software (cont’d.)
Palo Alto Networks, Inc.*	26,414	$3,685,810
Procore Technologies, Inc.*(a)	39,326	1,855,401
Synopsys, Inc.*	19,032	6,076,727
Zoom Video Communications, Inc. (Class A Stock)*	39,369	2,666,856
Zscaler, Inc.*(a)	16,398	1,834,936

		32,294,303

Specialty Retail — 6.0%
AutoZone, Inc.*	2,072	5,109,925
Burlington Stores, Inc.*(a)	17,495	3,547,286
CarMax, Inc.*(a)	22,931	1,396,269
National Vision Holdings, Inc.*(a)	41,720	1,617,067
Ross Stores, Inc.	21,034	2,441,416
Tractor Supply Co.	19,574	4,403,563

		18,515,526

Textiles, Apparel & Luxury Goods — 0.5%
Lululemon Athletica, Inc.*	5,041	1,615,036

Trading Companies & Distributors — 0.7%
Air Lease Corp.	60,232	2,314,113

TOTAL LONG-TERM INVESTMENTS (cost $261,937,715)		300,660,146

SHORT-TERM INVESTMENTS — 17.3%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(wa)	8,340,520	8,340,520
PGIM Institutional Money Market Fund (cost $45,106,864; includes $44,930,929 of cash collateral for securities on loan)(b)(wa)	45,191,291	45,168,695

TOTAL SHORT-TERM INVESTMENTS (cost $53,447,384)		53,509,215

TOTAL INVESTMENTS—114.7% (cost $315,385,099)		354,169,361
Liabilities in excess of other assets — (14.7)%		(45,425,580)

NET ASSETS — 100.0%		$308,743,781

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $44,057,756; cash collateral of $44,930,929 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

SEE NOTES TO FINANCIAL STATEMENTS.

A19

PSF MID-CAP GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$2,311,906	$—	$—
Airlines	2,106,359	—	—
Banks	5,111,527	—	—
Beverages	3,023,874	—	—
Biotechnology	22,057,488	—	—
Building Products	6,867,653	—	—
Capital Markets	22,514,628	—	—
Commercial Services & Supplies	7,206,271	—	—
Communications Equipment	5,201,990	—	—
Construction & Engineering	10,727,046	—	—
Diversified Consumer Services	1,391,986	—	—
Electrical Equipment	6,701,995	—	—
Electronic Equipment, Instruments & Components	8,752,812	—	—
Energy Equipment & Services	1,573,979	—	—
Entertainment	3,045,074	—	—
Health Care Equipment & Supplies	23,764,107	—	—
Health Care Providers & Services	13,196,024	—	—
Hotels, Restaurants & Leisure	17,304,456	—	—
Household Durables	3,016,455	—	—
Insurance	3,897,267	—	—
Interactive Media & Services	1,623,629	—	—
Internet & Direct Marketing Retail	1,443,710	—	—
IT Services	9,875,573	—	—
Life Sciences Tools & Services	14,091,800	—	—
Machinery	9,702,794	—	—
Media	3,143,524	—	—
Metals & Mining	1,857,440	—	—
Oil, Gas & Consumable Fuels	11,431,617	—	—
Pharmaceuticals	4,903,716	—	—
Professional Services	2,564,969	—	—
Road & Rail	2,654,762	—	—
Semiconductors & Semiconductor Equipment	12,854,737	—	—
Software	32,294,303	—	—
Specialty Retail	18,515,526	—	—
Textiles, Apparel & Luxury Goods	1,615,036	—	—
Trading Companies & Distributors	2,314,113	—	—
Short-Term Investments
Affiliated Mutual Funds	53,509,215	—	—

Total	$354,169,361	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A20

PSF MID-CAP GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2022 were as follows:

Affiliated Mutual Funds (14.6% represents investments purchased with collateral from securities on loan)	17.3%
Software	10.5
Health Care Equipment & Supplies	7.7
Capital Markets	7.3
Biotechnology	7.1
Specialty Retail	6.0
Hotels, Restaurants & Leisure	5.6
Life Sciences Tools & Services	4.6
Health Care Providers & Services	4.3
Semiconductors & Semiconductor Equipment	4.2
Oil, Gas & Consumable Fuels	3.7
Construction & Engineering	3.5
IT Services	3.2
Machinery	3.1
Electronic Equipment, Instruments & Components	2.8
Commercial Services & Supplies	2.3
Building Products	2.2
Electrical Equipment	2.2
Communications Equipment	1.7
Banks	1.7
Pharmaceuticals	1.6

Insurance	1.3%
Media	1.0
Entertainment	1.0
Beverages	1.0
Household Durables	1.0
Road & Rail	0.9
Professional Services	0.8
Trading Companies & Distributors	0.7
Aerospace & Defense	0.7
Airlines	0.7
Metals & Mining	0.6
Interactive Media & Services	0.5
Textiles, Apparel & Luxury Goods	0.5
Energy Equipment & Services	0.5
Internet & Direct Marketing Retail	0.5
Diversified Consumer Services	0.4

114.7
Liabilities in excess of other assets	(14.7)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$44,057,756	$(44,057,756)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A21

PSF MID-CAP GROWTH PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES
as of December 31, 2022

ASSETS
Investments at value, including securities on loan of $44,057,756:
Unaffiliated investments (cost $261,937,715)	$300,660,146
Affiliated investments (cost $53,447,384)	53,509,215
Receivable for Portfolio shares sold	76,641
Dividends receivable	44,038
Tax reclaim receivable	43,656
Prepaid expenses and other assets	9,653

Total Assets	354,343,349

LIABILITIES
Payable to broker for collateral for securities on loan	44,930,929
Accrued expenses and other liabilities	268,684
Payable for Portfolio shares purchased	233,731
Management fee payable	157,182
Payable to affiliate	7,293
Affiliated transfer agent fee payable	980
Trustees’ fees payable	479
Distribution fee payable	270
Administration fee payable	20

Total Liabilities	45,599,568

NET ASSETS	$308,743,781

Net assets were comprised of:
Partners’ Equity	$308,743,781

Class I:
Net asset value and redemption price per share, $307,490,353 / 13,738,534 outstanding shares of beneficial interest	$22.38

Class II:
Net asset value and redemption price per share, $158,983 / 7,681 outstanding shares of beneficial interest	$20.70

Class III:
Net asset value and redemption price per share, $1,094,445 / 49,098 outstanding shares of beneficial interest	$22.29

STATEMENT OF OPERATIONS
Year Ended December 31, 2022

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income	$1,489,203
Affiliated dividend income	176,715
Income from securities lending, net (including affiliated income of $77,485)	79,341

Total income	1,745,259

EXPENSES
Management fee	1,984,866
Distribution fee—Class II	474
Distribution fee—Class III	2,420
Administration fee—Class II	284
Custodian and accounting fees	53,633
Shareholders’ reports	44,107
Audit fee	29,300
Legal fees and expenses	22,857
Trustees’ fees	13,608
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,682
Miscellaneous	22,980

Total expenses	2,185,211
Less: Fee waivers and/or expense reimbursement	(3,242)

Net expenses	2,181,969

NET INVESTMENT INCOME (LOSS)	(436,710)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on investment transactions (including affiliated of $7,708)	(9,216,436)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $12,950)	(104,430,291)

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	(113,646,727)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(114,083,437)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2022	December 31, 2021

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$(436,710)	$(1,147,737)
Net realized gain (loss) on investment and foreign currency transactions	(9,216,436)	48,576,165
Net change in unrealized appreciation (depreciation) on investments	(104,430,291)	(7,196,032)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(114,083,437)	40,232,396

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold	21,009,623	36,381,574
Portfolio shares purchased	(23,921,060)	(33,319,232)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(2,911,437)	3,062,342

TOTAL INCREASE (DECREASE)	(116,994,874)	43,294,738
NET ASSETS:
Beginning of year	425,738,655	382,443,917

End of year	$308,743,781	$425,738,655

SEE NOTES TO FINANCIAL STATEMENTS.

A22

PSF MID-CAP GROWTH PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

Class I
	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$30.64	$27.68	$18.77	$13.63	$14.79

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.03)	(0.08)	(0.03)	— (b)	0.02
Net realized and unrealized gain (loss) on investment transactions	(8.23)	3.04	8.94	5.14	(1.18)

Total from investment operations	(8.26)	2.96	8.91	5.14	(1.16)

Capital Contributions	—	—	—	—	—	(b)(c)

Net Asset Value, end of year	$22.38	$30.64	$27.68	$18.77	$13.63

Total Return(d)	(26.96)%	10.69%	47.47%	37.71%	(7.84	)%(e)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$307.5	$424.7	$382.1	$279.8	$214.8
Average net assets (in millions)	$329.7	$407.5	$302.1	$257.0	$248.2
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.66%	0.64%	0.67%	0.70%	0.68%
Expenses before waivers and/or expense reimbursement	0.66%	0.64%	0.67%	0.70%	0.68%
Net investment income (loss)	(0.13)%	(0.28)%	(0.15)%	(0.01)%	0.15%
Portfolio turnover rate(g)	43%	46%	63%	106%	43%

Class II
	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$28.45	$25.81	$17.57	$12.81	$13.95

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.12)	(0.19)	(0.10)	(0.06)	(0.03)
Net realized and unrealized gain (loss) on investment transactions	(7.63)	2.83	8.34	4.82	(1.11)

Total from investment operations	(7.75)	2.64	8.24	4.76	(1.14)

Capital Contributions	—	—	—	—	—	(b)(c)

Net Asset Value, end of year	$20.70	$28.45	$25.81	$17.57	$12.81

Total Return(d)	(27.24)%	10.23%	46.90%	37.16%	(8.17	)%(e)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$0.2	$0.3	$0.3	$0.5	$0.5
Average net assets (in millions)	$0.2	$0.3	$0.4	$0.6	$0.6
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	1.06%	1.05%	1.07%	1.10%	1.08%
Expenses before waivers and/or expense reimbursement	1.06%	1.05%	1.07%	1.10%	1.08%
Net investment income (loss)	(0.54)%	(0.68)%	(0.53)%	(0.40)%	(0.24)%
Portfolio turnover rate(g)	43%	46%	63%	106%	43%

SEE NOTES TO FINANCIAL STATEMENTS.

A23

PSF MID-CAP GROWTH PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

Class III
	Year Ended December 31, 2022	April 26, 2021(h) through December 31, 2021

Per Share Operating Performance(a):
Net Asset Value, beginning of period	$30.60	$29.77

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.09)	(0.11)
Net realized and unrealized gain (loss) on investment transactions	(8.22)	0.94

Total from investment operations	(8.31)	0.83

Net Asset Value, end of period	$22.29	$30.60

Total Return(d)	(27.16)%	2.79%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1.1	$0.8
Average net assets (in millions)	$1.0	$0.3
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.91%	0.88	%(i)
Expenses before waivers and/or expense reimbursement	0.91%	0.88	%(i)
Net investment income (loss)	(0.37)%	(0.53	)%(i)
Portfolio turnover rate(g)	43%	46%

(a)	Calculated based on average shares outstanding during the period.
(b)	Amount rounds to zero.
(c)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(h)	Commencement of offering.
(i)	Annualized, with the exception of certain non-recurring expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

A24

PSF NATURAL RESOURCES PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
LONG-TERM INVESTMENTS — 98.5%
COMMON STOCKS — 97.2%
Agricultural & Farm Machinery — 1.3%
AGCO Corp.	19,840	$2,751,610
Deere & Co.	10,412	4,464,249

		7,215,859

Agricultural Products — 1.3%
Darling Ingredients, Inc.*	115,701	7,241,726

Aluminum — 0.7%
Norsk Hydro ASA (Norway)	531,453	3,971,212

Building Products — 0.4%
ROCKWOOL A/S (Denmark)(Class B Stock)	9,487	2,220,934

Coal & Consumable Fuels — 0.3%
NAC Kazatomprom JSC (Kazakhstan), GDR	55,412	1,556,166

Construction & Engineering — 0.7%
Quanta Services, Inc.	26,892	3,832,110

Construction Machinery & Heavy Trucks — 2.8%
Caterpillar, Inc.	18,093	4,334,359
Cummins, Inc.	26,391	6,394,276
Epiroc AB (Sweden)(Class B Stock)	254,719	4,097,715

		14,826,350

Construction Materials — 1.3%
Martin Marietta Materials, Inc.	8,967	3,030,577
Vulcan Materials Co.	21,386	3,744,902

		6,775,479

Copper — 2.2%
ERO Copper Corp. (Brazil)*	154,444	2,126,171
OZ Minerals Ltd. (Australia)	176,539	3,327,612
Southern Copper Corp. (Mexico)	109,432	6,608,599

		12,062,382

Diversified Metals & Mining — 7.6%
Anglo American PLC (South Africa)	89,809	3,516,910
BHP Group Ltd. (Australia)	369,025	11,431,267
Boliden AB (Sweden)	250,270	9,400,691
Grupo Mexico SAB de CV (Mexico)(Class B Stock)	991,673	3,496,161
IGO Ltd. (Australia)	597,227	5,463,046
Rio Tinto Ltd. (Australia)	29,232	2,307,153
South32 Ltd. (Australia)	1,844,563	5,057,108

		40,672,336

Electric Utilities — 1.7%
Iberdrola SA (Spain)	134,927	1,575,071
NextEra Energy, Inc.	21,045	1,759,362
Southern Co. (The)	57,814	4,128,498
Xcel Energy, Inc.	25,266	1,771,399

		9,234,330

Electrical Components & Equipment — 2.9%
Hubbell, Inc.	24,409	5,728,304
Legrand SA (France)	30,408	2,438,166
Schneider Electric SE	31,143	4,373,556

	Shares	Value

COMMON STOCKS (continued)
Electrical Components & Equipment (cont’d.)
Shoals Technologies Group, Inc. (Class A Stock)*	132,023	$3,257,008

		15,797,034

Fertilizers & Agricultural Chemicals — 4.3%
CF Industries Holdings, Inc.	67,765	5,773,578
FMC Corp.	65,083	8,122,358
Nutrien Ltd. (Canada)	123,920	9,049,878

		22,945,814

Forest Products — 0.8%
Svenska Cellulosa AB SCA (Sweden)(Class B Stock)	212,912	2,696,461
West Fraser Timber Co. Ltd. (Canada)	19,164	1,383,799

		4,080,260

Gold — 1.8%
Franco-Nevada Corp. (Canada)	23,040	3,140,689
Northern Star Resources Ltd. (Australia)	405,446	3,034,081
Perseus Mining Ltd. (Australia)	1,178,948	1,696,466
Wesdome Gold Mines Ltd. (Canada)*	329,965	1,822,849

		9,694,085

Industrial Gases — 4.3%
Air Products & Chemicals, Inc.	24,759	7,632,209
Linde PLC (United Kingdom)	47,092	15,360,469

		22,992,678

Industrial Machinery — 2.0%
Alfa Laval AB (Sweden)	101,209	2,927,707
Sandvik AB (Sweden)	214,963	3,884,722
Weir Group PLC (The) (United Kingdom)	204,711	4,117,647

		10,930,076

Integrated Oil & Gas — 15.7%
Chevron Corp.	109,521	19,657,924
Equinor ASA (Norway)	481,690	17,312,072
Galp Energia SGPS SA (Portugal)	551,393	7,438,643
Shell PLC (Netherlands)	383,101	10,799,930
TotalEnergies SE (France)	465,284	29,207,367

		84,415,936

Metal & Glass Containers — 1.6%
Ball Corp.	92,781	4,744,820
Verallia SA (France), 144A	111,898	3,792,191

		8,537,011

Multi-Utilities — 2.6%
Ameren Corp.	28,503	2,534,487
CMS Energy Corp.	31,411	1,989,259
Dominion Energy, Inc.	40,742	2,498,299
DTE Energy Co.	20,300	2,385,859
Sempra Energy	28,444	4,395,736

		13,803,640

SEE NOTES TO FINANCIAL STATEMENTS.

A25

PSF NATURAL RESOURCES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Oil & Gas Equipment & Services — 5.6%
Baker Hughes Co.	113,269	$3,344,834
Cactus, Inc. (Class A Stock)	78,543	3,947,571
ChampionX Corp.	123,928	3,592,673
Halliburton Co.	101,768	4,004,571
Liberty Energy, Inc. (Class A Stock)	92,609	1,482,670
Schlumberger Ltd.	53,300	2,849,418
TechnipFMC PLC (United Kingdom)*	424,558	5,175,362
Tenaris SA, ADR	90,600	3,185,496
TGS ASA (Norway)	197,881	2,675,830

		30,258,425

Oil & Gas Exploration & Production — 21.2%
Canadian Natural Resources Ltd. (Canada)	125,757	6,983,507
Chesapeake Energy Corp.	54,500	5,143,165
ConocoPhillips	265,117	31,283,806
Devon Energy Corp.	213,183	13,112,886
EOG Resources, Inc.	153,918	19,935,459
Hess Corp.	126,867	17,992,278
Magnolia Oil & Gas Corp. (Class A Stock)	234,606	5,501,511
Pioneer Natural Resources Co.	62,343	14,238,518

		114,191,130

Oil & Gas Storage & Transportation — 0.8%
TC Energy Corp. (Canada)	103,530	4,126,706

Packaged Foods & Meats — 1.1%
Bakkafrost P/F (Faroe Islands)	90,844	5,671,138

Paper Packaging — 3.0%
Avery Dennison Corp.	21,519	3,894,939
International Paper Co.	105,845	3,665,412
Packaging Corp. of America	52,245	6,682,658
Westrock Co.	54,021	1,899,379

		16,142,388

Paper Products — 1.2%
Mondi PLC (Austria)	54,654	924,249
UPM-Kymmene OYJ (Finland)	151,275	5,660,920

		6,585,169

Precious Metals & Minerals — 0.0%
Sedibelo Platinum Mines Ltd. (South Africa) Private Placement (original cost $1,102,975; purchased 11/27/07)*^(f)	129,100	20,290

Railroads — 1.2%
Norfolk Southern Corp.	12,874	3,172,411
Union Pacific Corp.	14,945	3,094,661

		6,267,072

	Shares	Value

COMMON STOCKS (continued)
Specialized REITs — 1.0%
Rayonier, Inc., REIT	91,666	$3,021,311
Weyerhaeuser Co., REIT	84,000	2,604,000

		5,625,311

Specialty Chemicals — 5.3%
Akzo Nobel NV (Netherlands)	57,418	3,852,896
Albemarle Corp.	8,861	1,921,596
Element Solutions, Inc.	145,131	2,639,933
RPM International, Inc.	75,397	7,347,438
Sherwin-Williams Co. (The)	46,172	10,958,001
Shin-Etsu Chemical Co. Ltd. (Japan)	13,300	1,624,092

		28,343,956

Steel — 0.5%
Reliance Steel & Aluminum Co.	14,558	2,947,122

TOTAL COMMON STOCKS (cost $421,828,724)		522,984,125

PREFERRED STOCK — 1.3%
Electric Utilities
NextEra Energy, Inc., CVT, 5.279%, Maturing 03/01/23	132,925	6,739,297

(cost $6,430,746)

TOTAL LONG-TERM INVESTMENTS (cost $428,259,470)		529,723,422

SHORT-TERM INVESTMENT — 1.6%
AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $8,528,614)(wa)	8,528,614	8,528,614

TOTAL INVESTMENTS—100.1% (cost $436,788,084)		538,252,036
Liabilities in excess of other assets — (0.1)%		(278,720)

NET ASSETS — 100.0%		$537,973,316

See the Glossary for a list of the abbreviation(s) used in the annual report:

*	Non-income producing security.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $20,290 and 0.0% of net assets.
(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the original cost of such security is $1,102,975. The value of $20,290 is 0.0% of net assets.

(wa)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

A26

PSF NATURAL RESOURCES PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Australia	$—	$32,316,733	$—
Austria	—	924,249	—
Brazil	2,126,171	—	—
Canada	26,507,428	—	—
Denmark	—	2,220,934	—
Faroe Islands	—	5,671,138	—
Finland	—	5,660,920	—
France	—	35,437,724	—
Japan	—	1,624,092	—
Kazakhstan	—	1,556,166	—
Mexico	10,104,760	—	—
Netherlands	—	14,652,826	—
Norway	—	23,959,114	—
Portugal	—	7,438,643	—
South Africa	—	3,516,910	20,290
Spain	—	1,575,071	—
Sweden	—	23,007,296	—
United Kingdom	20,535,831	4,117,647	—
United States	295,636,626	4,373,556	—
Preferred Stock
United States	6,739,297	—	—
Short-Term Investment
Affiliated Mutual Fund	8,528,614	—	—

Total	$370,178,727	$168,053,019	$20,290

Country Classification:

The country classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2022 were as follows:

United States	58.6%
France	6.5
Australia	5.9
Canada	5.0
United Kingdom	4.7
Norway	4.4
Sweden	4.3
Netherlands	2.7
Mexico	1.9
Portugal	1.4
Faroe Islands	1.1
Finland	1.0

South Africa	0.7%
Denmark	0.4
Brazil	0.4
Japan	0.3
Spain	0.3
Kazakhstan	0.3
Austria	0.2

100.1
Liabilities in excess of other assets	(0.1)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A27

PSF NATURAL RESOURCES PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2022

ASSETS
Investments at value:
Unaffiliated investments (cost $428,259,470)	$529,723,422
Affiliated investments (cost $8,528,614)	8,528,614
Foreign currency, at value (cost $788)	796
Tax reclaim receivable	1,274,977
Receivable for investments sold	782,630
Dividends receivable	575,668
Receivable for Portfolio shares sold	23,298
Prepaid expenses	4,935

Total Assets	540,914,340

LIABILITIES
Payable for investments purchased	1,479,496
Payable to affiliate	977,509
Management fee payable	203,896
Payable for Portfolio shares purchased	186,375
Accrued expenses and other liabilities	79,191
Distribution fee payable	8,574
Administration fee payable	4,383
Affiliated transfer agent fee payable	980
Trustees’ fees payable	620

Total Liabilities	2,941,024

NET ASSETS	$537,973,316

Net assets were comprised of:
Partners’ Equity	$537,973,316

Class I:
Net asset value and redemption price per share, $497,926,057 / 11,895,660 outstanding shares of beneficial interest	$41.86

Class II:
Net asset value and redemption price per share, $33,969,694 / 852,929 outstanding shares of beneficial interest	$39.83

Class III:
Net asset value and redemption price per share, $6,077,565 / 145,629 outstanding shares of beneficial interest	$41.73

STATEMENT OF OPERATIONS

Year Ended December 31, 2022

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $840,550 foreign withholding tax, of which $23,953 is reimbursable by an affiliate)	$18,538,712
Affiliated dividend income	120,340
Income from securities lending, net (including affiliated income of $17,334)	21,558

Total income	18,680,610

EXPENSES
Management fee	2,317,253
Distribution fee—Class II	83,858
Distribution fee—Class III	9,330
Administration fee—Class II	50,315
Custodian and accounting fees	69,783
Shareholders’ reports	45,803
Audit fee	28,000
Legal fees and expenses	23,835
Trustees’ fees	16,782
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,682
Miscellaneous	30,298

Total expenses	2,685,939
Less: Fee waivers and/or expense reimbursement	(41,196)

Net expenses	2,644,743

NET INVESTMENT INCOME (LOSS)	16,035,867

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $17,489)	108,897,915
Foreign currency transactions	(355,653)

108,542,262

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(18,740))	(26,508,654)
Foreign currencies	(1,854)

(26,510,508)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	82,031,754

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$98,067,621

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$16,035,867	$10,161,929
Net realized gain (loss) on investment and foreign currency transactions	108,542,262	83,447,598
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(26,510,508)	(115,008)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	98,067,621	93,494,519

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold	43,768,480	24,288,772
Portfolio shares purchased	(49,650,926)	(56,248,016)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(5,882,446)	(31,959,244)

TOTAL INCREASE (DECREASE)	92,185,175	61,535,275
NET ASSETS:
Beginning of year	445,788,141	384,252,866

End of year	$537,973,316	$445,788,141

SEE NOTES TO FINANCIAL STATEMENTS.

A28

PSF NATURAL RESOURCES PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

Class I
	Year Ended December 31,
	2022	2021	2020	2019		2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$34.30	$27.33	$24.34	$21.99		$26.84

Income (Loss) From Investment Operations:
Net investment income (loss)	1.23	0.77	0.49	0.72		0.60
Net realized and unrealized gain (loss) on investment and foreign currency transactions	6.33	6.20	2.50	1.63		(5.46)

Total from investment operations	7.56	6.97	2.99	2.35		(4.86)

Capital Contributions	—	—	—	—	(b)(c)	0.01	(b)

Net Asset Value, end of year	$41.86	$34.30	$27.33	$24.34		$21.99

Total Return(d)	22.04%	25.50%	12.28%	10.69	%(e)	(18.07	)%(f)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$497.9	$419.2	$351.8	$332.2		$324.3
Average net assets (in millions)	$477.7	$402.7	$284.9	$338.8		$398.1
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.49%	0.50%	0.54%	0.53%		0.51%
Expenses before waivers and/or expense reimbursement	0.50%	0.51%	0.55%	0.54%		0.52%
Net investment income (loss)	3.14%	2.39%	2.28%	3.04%		2.30%
Portfolio turnover rate(h)	109%	79%	136%	132%		108%

Class II
	Year Ended December 31,
	2022	2021	2020	2019		2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$32.77	$26.21	$23.44	$21.26		$26.06

Income (Loss) From Investment Operations:
Net investment income (loss)	1.04	0.58	0.41	0.61		0.49
Net realized and unrealized gain (loss) on investment and foreign currency transactions	6.02	5.98	2.36	1.57		(5.30)

Total from investment operations	7.06	6.56	2.77	2.18		(4.81)

Capital Contributions	—	—	—	—	(b)(c)	0.01	(b)

Net Asset Value, end of year	$39.83	$32.77	$26.21	$23.44		$21.26

Total Return(d)	21.54%	25.03%	11.82%	10.25	%(e)	(18.42	)%(f)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$34.0	$25.6	$32.5	$49.5		$48.4
Average net assets (in millions)	$33.5	$27.8	$37.6	$50.1		$52.0
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.89%	0.90%	0.94%	0.93%		0.91%
Expenses before waivers and/or expense reimbursement	0.90%	0.91%	0.95%	0.94%		0.92%
Net investment income (loss)	2.77%	1.89%	2.05%	2.63%		1.93%
Portfolio turnover rate(h)	109%	79%	136%	132%		108%

SEE NOTES TO FINANCIAL STATEMENTS.

A29

PSF NATURAL RESOURCES PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

Class III
	Year Ended December 31, 2022	April 26, 2021(i) through December 31, 2021
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$34.24	$31.02

Income (Loss) From Investment Operations:
Net investment income (loss)	1.17	0.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	6.32	3.02

Total from investment operations	7.49	3.22

Net Asset Value, end of period	$41.73	$34.24

Total Return(d)	21.88%	10.38%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$6.1	$1.0
Average net assets (in millions)	$3.7	$0.3
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.73%	0.72	%(j)
Expenses before waivers and/or expense reimbursement	0.74%	0.73	%(j)
Net investment income (loss)	2.95%	0.82	%(j)
Portfolio turnover rate(h)	109%	79%

(a)	Calculated based on average shares outstanding during the period.
(b)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)

Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (18.11)% and (18.46)% for Class I and Class II, respectively.

(g)	Does not include expenses of the underlying funds in which the Portfolio invests.
(h)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(i)	Commencement of offering.
(j)	Annualized, with the exception of certain non-recurring expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

A30

PSF PGIM 50/50 BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

LONG-TERM INVESTMENTS — 90.3%
COMMON STOCKS — 48.9%
Aerospace & Defense — 0.9%
BAE Systems PLC (United Kingdom)	6,901	$71,276
Boeing Co. (The)*	19,250	3,666,933
General Dynamics Corp.	7,800	1,935,258
Howmet Aerospace, Inc.	13,080	515,483
Huntington Ingalls Industries, Inc.	1,400	322,952
Kongsberg Gruppen ASA (Norway)	195	8,300
L3Harris Technologies, Inc.	6,570	1,367,940
Lockheed Martin Corp.	8,020	3,901,650
MTU Aero Engines AG (Germany)	830	178,562
Northrop Grumman Corp.	5,022	2,740,053
Raytheon Technologies Corp.	50,955	5,142,379
Textron, Inc.	7,500	531,000
Thales SA (France)	232	29,642
TransDigm Group, Inc.	1,820	1,145,963

		21,557,391

Air Freight & Logistics — 0.3%
C.H. Robinson Worldwide, Inc.(a)	4,400	402,864
Expeditors International of Washington, Inc.	5,600	581,952
FedEx Corp.	8,180	1,416,776
United Parcel Service, Inc. (Class B Stock)	25,200	4,380,768

		6,782,360

Airlines — 0.1%
Alaska Air Group, Inc.*	4,300	184,642
American Airlines Group, Inc.*(a)	22,500	286,200
Delta Air Lines, Inc.*	22,200	729,492
Deutsche Lufthansa AG (Germany)*	1,320	10,881
Qantas Airways Ltd. (Australia)*	1,812	7,334
Singapore Airlines Ltd. (Singapore)	3,000	12,387
Southwest Airlines Co.*	20,600	693,602
United Airlines Holdings, Inc.*	11,200	422,240

		2,346,778

Auto Components — 0.1%
Aptiv PLC*	9,400	875,422
BorgWarner, Inc.	8,700	350,175

		1,225,597

Automobiles — 0.7%
Bayerische Motoren Werke AG (Germany)	734	64,985
Ferrari NV (Italy)	270	57,898
Ford Motor Co.	136,285	1,584,995
General Motors Co.	49,200	1,655,088
Honda Motor Co. Ltd. (Japan)	3,500	79,832
Isuzu Motors Ltd. (Japan)	1,200	13,911
Mazda Motor Corp. (Japan)	8,900	66,715
Mercedes-Benz Group AG (Germany)	181	11,836
Stellantis NV	17,964	255,275
Subaru Corp. (Japan)	12,500	189,251
Suzuki Motor Corp. (Japan)	700	22,419
Tesla, Inc.*	93,020	11,458,204
Toyota Motor Corp. (Japan)	9,500	129,604

	Shares	Value

COMMON STOCKS (continued)
Automobiles (cont’d.)
Volkswagen AG (Germany)	65	$10,197

		15,600,210

Banks — 1.9%
ABN AMRO Bank NV (Netherlands), 144A, CVA	1,566	21,686
ANZ Group Holdings Ltd. (Australia)	10,164	163,731
Bank Hapoalim BM (Israel)	3,139	28,263
Bank Leumi Le-Israel BM (Israel)	24,516	204,189
Bank of America Corp.	241,241	7,989,902
Barclays PLC (United Kingdom)	136,650	260,019
Citigroup, Inc.	66,835	3,022,947
Citizens Financial Group, Inc.	17,100	673,227
Comerica, Inc.	4,500	300,825
Commerzbank AG (Germany)*	2,349	21,962
Commonwealth Bank of Australia (Australia)	3,555	246,912
DBS Group Holdings Ltd. (Singapore)	12,300	311,333
DNB Bank ASA (Norway)	6,175	121,957
Fifth Third Bancorp	23,721	778,286
FinecoBank Banca Fineco SpA (Italy)	1,332	22,119
First Republic Bank	6,400	780,096
HSBC Holdings PLC (United Kingdom)	12,210	75,672
Huntington Bancshares, Inc.(a)	50,236	708,328
ING Groep NV (Netherlands)	23,038	280,630
Israel Discount Bank Ltd. (Israel) (Class A Stock)	2,713	14,243
JPMorgan Chase & Co.	101,645	13,630,594
KeyCorp.	32,300	562,666
Lloyds Banking Group PLC (United Kingdom)	500,453	273,104
M&T Bank Corp.	6,005	871,085
Mizrahi Tefahot Bank Ltd. (Israel)	340	10,974
National Australia Bank Ltd. (Australia)	3,571	72,504
NatWest Group PLC (United Kingdom)	11,717	37,368
Nordea Bank Abp (Finland)	7,380	79,054
Oversea-Chinese Banking Corp. Ltd. (Singapore)	11,400	103,695
PNC Financial Services Group, Inc. (The)	14,133	2,232,166
Regions Financial Corp.	33,103	713,701
Signature Bank	2,300	265,006
Skandinaviska Enskilda Banken AB (Sweden) (Class A Stock)	3,484	40,111
Sumitomo Mitsui Financial Group, Inc. (Japan)	2,700	108,628
SVB Financial Group*	2,040	469,486
Swedbank AB (Sweden) (Class A Stock)	1,800	30,616
Truist Financial Corp.	46,301	1,992,332
U.S. Bancorp	46,585	2,031,572
Wells Fargo & Co.	132,064	5,452,923
Zions Bancorp NA	5,650	277,754

		45,281,666

Beverages — 0.9%
Brown-Forman Corp. (Class B Stock)	6,375	418,710
Coca-Cola Co. (The)	134,801	8,574,692
Coca-Cola HBC AG (Italy)*	434	10,259

SEE NOTES TO FINANCIAL STATEMENTS.

A31

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Beverages (cont’d.)
Constellation Brands, Inc. (Class A Stock)	5,540	$1,283,895
Diageo PLC (United Kingdom)	931	40,752
Heineken Holding NV (Netherlands)	248	19,153
Heineken NV (Netherlands)	564	53,124
Keurig Dr. Pepper, Inc.	30,200	1,076,932
Molson Coors Beverage Co. (Class B Stock)	6,500	334,880
Monster Beverage Corp.*	13,400	1,360,502
PepsiCo, Inc.	48,007	8,672,945

		21,845,844

Biotechnology — 1.2%
AbbVie, Inc.	61,501	9,939,177
Amgen, Inc.	18,437	4,842,294
Biogen, Inc.*	4,860	1,345,831
Gilead Sciences, Inc.	43,400	3,725,890
Incyte Corp.*	6,300	506,016
Moderna, Inc.*	11,550	2,074,611
Regeneron Pharmaceuticals, Inc.*	3,740	2,698,372
Vertex Pharmaceuticals, Inc.*	8,800	2,541,264

		27,673,455

Building Products — 0.2%
A.O. Smith Corp.	4,600	263,304
Allegion PLC	3,133	329,780
Assa Abloy AB (Sweden) (Class B Stock)	2,184	46,976
Carrier Global Corp.	29,002	1,196,333
Cie de Saint-Gobain (France)	1,050	51,367
Johnson Controls International PLC	24,022	1,537,408
Lixil Corp. (Japan)	1,000	15,076
Masco Corp.(a)	7,800	364,026
Nibe Industrier AB (Sweden) (Class B Stock)	3,162	29,513
Trane Technologies PLC	8,000	1,344,720
Xinyi Glass Holdings Ltd. (China)	4,000	7,390

		5,185,893

Capital Markets — 1.5%
3i Group PLC (United Kingdom)	11,134	179,562
Ameriprise Financial, Inc.	3,620	1,127,159
Bank of New York Mellon Corp. (The)	25,358	1,154,296
BlackRock, Inc.	5,190	3,677,790
Cboe Global Markets, Inc.	3,700	464,239
Charles Schwab Corp. (The)	52,650	4,383,639
CME Group, Inc.	12,400	2,085,184
Deutsche Bank AG (Germany)	21,466	241,312
Deutsche Boerse AG (Germany)	411	70,770
FactSet Research Systems, Inc.	1,200	481,452
Franklin Resources, Inc.(a)	9,700	255,886
Goldman Sachs Group, Inc. (The)	11,680	4,010,678
Hargreaves Lansdown PLC (United Kingdom)	780	8,032
Intercontinental Exchange, Inc.	19,455	1,995,888
Invesco Ltd.	16,200	291,438
Julius Baer Group Ltd. (Switzerland)	1,818	105,810
Macquarie Group Ltd. (Australia)	1,318	148,787

	Shares	Value

COMMON STOCKS (continued)
Capital Markets (cont’d.)
MarketAxess Holdings, Inc.	1,420	$396,024
Moody’s Corp.	5,550	1,546,341
Morgan Stanley	45,619	3,878,527
MSCI, Inc.	2,780	1,293,173
Nasdaq, Inc.	12,000	736,200
Northern Trust Corp.	7,200	637,128
Partners Group Holding AG (Switzerland)	49	43,389
Raymond James Financial, Inc.	6,750	721,238
S&P Global, Inc.	11,560	3,871,906
Singapore Exchange Ltd. (Singapore)	7,700	51,489
State Street Corp.	12,700	985,139
T. Rowe Price Group, Inc.(a)	7,700	839,762
UBS Group AG (Switzerland)	19,799	367,989

		36,050,227

Chemicals — 0.9%
Air Products & Chemicals, Inc.	7,700	2,373,602
Albemarle Corp.	4,000	867,440
BASF SE (Germany)	756	37,224
Celanese Corp.	3,500	357,840
CF Industries Holdings, Inc.	6,800	579,360
Clariant AG (Switzerland)*	496	7,877
Corteva, Inc.	24,747	1,454,629
Dow, Inc.	24,747	1,247,001
DuPont de Nemours, Inc.(a)	17,247	1,183,662
Eastman Chemical Co.	4,200	342,048
Ecolab, Inc.	8,500	1,237,260
FMC Corp.	4,300	536,640
ICL Group Ltd. (Israel)	1,494	10,795
International Flavors & Fragrances, Inc.	8,800	922,592
Linde PLC (United Kingdom)	17,200	5,610,296
LyondellBasell Industries NV (Class A Stock)	9,100	755,573
Mitsubishi Chemical Group Corp. (Japan)	2,800	14,496
Mosaic Co. (The)	12,300	539,601
Nitto Denko Corp. (Japan)	300	17,278
OCI NV (Netherlands)	1,046	37,397
PPG Industries, Inc.	8,200	1,031,068
Sherwin-Williams Co. (The)	8,150	1,934,239
Shin-Etsu Chemical Co. Ltd. (Japan)	800	97,690
Solvay SA (Belgium)	2,036	205,852
Tosoh Corp. (Japan)	600	7,135
Yara International ASA (Brazil)	4,497	197,495

		21,606,090

Commercial Services & Supplies — 0.2%
Cintas Corp.	3,020	1,363,892
Copart, Inc.*	14,700	895,083
Republic Services, Inc.	7,265	937,112
Rollins, Inc.	8,700	317,898
Securitas AB (Sweden) (Class B Stock)	1,050	8,762
Waste Management, Inc.	13,142	2,061,717

		5,584,464

Communications Equipment — 0.4%
Arista Networks, Inc.*	8,700	1,055,745

SEE NOTES TO FINANCIAL STATEMENTS.

A32

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Communications Equipment (cont’d.)
Cisco Systems, Inc.	142,900	$6,807,756
F5, Inc.*	2,200	315,722
Juniper Networks, Inc.	11,000	351,560
Motorola Solutions, Inc.	5,689	1,466,112
Nokia OYJ (Finland)	11,812	54,875

		10,051,770

Construction & Engineering — 0.1%
Eiffage SA (France)	642	63,150
Kajima Corp. (Japan)	1,000	11,637
Quanta Services, Inc.(a)	5,100	726,750
Vinci SA (France)	3,095	308,531

		1,110,068

Construction Materials — 0.1%
HeidelbergCement AG (Germany)	325	18,416
Martin Marietta Materials, Inc.	2,080	702,978
Vulcan Materials Co.	4,600	805,506

		1,526,900

Consumer Finance — 0.2%
American Express Co.	20,700	3,058,425
Capital One Financial Corp.	13,261	1,232,743
Discover Financial Services	9,440	923,515
Synchrony Financial	15,572	511,696

		5,726,379

Containers & Packaging — 0.1%
Amcor PLC(a)	53,250	634,208
Avery Dennison Corp.	2,700	488,700
Ball Corp.	11,200	572,768
International Paper Co.(a)	12,473	431,940
Packaging Corp. of America	3,200	409,312
Sealed Air Corp.	5,100	254,388
Westrock Co.	8,744	307,439

		3,098,755

Distributors — 0.1%
D’ieteren Group (Belgium)	54	10,363
Genuine Parts Co.	4,900	850,199
LKQ Corp.	9,300	496,713
Pool Corp.	1,280	386,983

		1,744,258

Diversified Financial Services — 0.8%
Berkshire Hathaway, Inc. (Class B Stock)*	62,380	19,269,182
Industrivarden AB (Sweden) (Class A Stock)	49	1,192
Investor AB (Sweden) (Class A Stock)	1,064	19,795
ORIX Corp. (Japan)	7,900	126,453

		19,416,622

Diversified Telecommunication Services — 0.5%
AT&T, Inc.	246,936	4,546,092
Bezeq The Israeli Telecommunication Corp. Ltd. (Israel)	48,174	82,643
Deutsche Telekom AG (Germany)	9,843	195,842

	Shares	Value

COMMON STOCKS (continued)
Diversified Telecommunication Services (cont’d.)
HKT Trust & HKT Ltd. (Hong Kong)	9,000	$11,017
Koninklijke KPN NV (Netherlands)	7,015	21,713
Lumen Technologies, Inc.(a)	33,779	176,326
Nippon Telegraph & Telephone Corp. (Japan)	1,600	45,630
Spark New Zealand Ltd. (New Zealand)	20,926	71,646
Telefonica Deutschland Holding AG (Germany)	20,863	51,240
Telstra Group Ltd. (Australia)	9,102	24,616
Verizon Communications, Inc.	144,876	5,708,114

		10,934,879

Electric Utilities — 1.0%
Alliant Energy Corp.	8,700	480,327
American Electric Power Co., Inc.	17,660	1,676,817
CK Infrastructure Holdings Ltd. (Hong Kong)	1,500	7,827
Constellation Energy Corp.	11,304	974,518
Duke Energy Corp.	26,561	2,735,517
Edison International	13,200	839,784
Endesa SA (Spain)	1,511	28,477
Enel SpA (Italy)	51,097	274,807
Entergy Corp.	7,000	787,500
Evergy, Inc.	7,900	497,147
Eversource Energy	11,900	997,696
Exelon Corp.	34,713	1,500,643
FirstEnergy Corp.	18,956	795,015
Fortum OYJ (Finland)	988	16,454
Iberdrola SA (Spain)	12,911	150,717
NextEra Energy, Inc.	68,800	5,751,680
NRG Energy, Inc.	8,700	276,834
Origin Energy Ltd. (Australia)	3,750	19,627
PG&E Corp.*	54,400	884,544
Pinnacle West Capital Corp.	4,100	311,764
Power Assets Holdings Ltd. (Hong Kong)	3,000	16,396
PPL Corp.	26,100	762,642
Southern Co. (The)	37,700	2,692,157
SSE PLC (United Kingdom)	7,676	157,872
Terna - Rete Elettrica Nazionale (Italy)	3,112	22,983
Xcel Energy, Inc.	19,110	1,339,802

		23,999,547

Electrical Equipment — 0.3%
ABB Ltd. (Switzerland)	3,540	107,890
AMETEK, Inc.	8,000	1,117,760
Eaton Corp. PLC	13,737	2,156,022
Emerson Electric Co.	20,400	1,959,624
Fuji Electric Co. Ltd. (Japan)	300	11,322
Generac Holdings, Inc.*(a)	2,100	211,386
Prysmian SpA (Italy)	558	20,733
Rockwell Automation, Inc.(a)	4,000	1,030,280

		6,615,017

Electronic Equipment, Instruments & Components — 0.3%
Amphenol Corp. (Class A Stock)	20,500	1,560,870
CDW Corp.	4,650	830,397

SEE NOTES TO FINANCIAL STATEMENTS.

A33

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Electronic Equipment, Instruments & Components (cont’d.)
Corning, Inc.	26,700	$852,798
Halma PLC (United Kingdom)	836	19,909
Hamamatsu Photonics KK (Japan)	400	19,091
Hirose Electric Co. Ltd. (Japan)	500	62,711
Keysight Technologies, Inc.*	6,200	1,060,634
TE Connectivity Ltd. (Switzerland)	11,000	1,262,800
Teledyne Technologies, Inc.*	1,560	623,860
Trimble, Inc.*	8,700	439,872
Venture Corp. Ltd. (Singapore)	2,000	25,492
Yokogawa Electric Corp. (Japan)	500	7,935
Zebra Technologies Corp. (Class A Stock)*	1,770	453,846

		7,220,215

Energy Equipment & Services — 0.2%
Baker Hughes Co.	34,898	1,030,538
Halliburton Co.	31,300	1,231,655
Schlumberger Ltd.	48,824	2,610,131

		4,872,324

Entertainment — 0.6%
Activision Blizzard, Inc.	24,500	1,875,475
Electronic Arts, Inc.	9,100	1,111,838
Live Nation Entertainment, Inc.*	4,900	341,726
Netflix, Inc.*	15,310	4,514,613
Nintendo Co. Ltd. (Japan)	2,400	100,912
Take-Two Interactive Software, Inc.*	5,400	562,302
Walt Disney Co. (The)*	62,882	5,463,188
Warner Bros Discovery, Inc.*	76,976	729,732

		14,699,786

Equity Real Estate Investment Trusts (REITs) — 1.3%
Alexandria Real Estate Equities, Inc.	5,280	769,138
American Tower Corp.	16,060	3,402,472
AvalonBay Communities, Inc.	4,875	787,410
Boston Properties, Inc.(a)	4,900	331,142
Camden Property Trust	3,800	425,144
Crown Castle, Inc.	15,100	2,048,164
Dexus (Australia)	2,321	12,185
Digital Realty Trust, Inc.	10,100	1,012,727
Equinix, Inc.	3,184	2,085,616
Equity Residential	11,700	690,300
Essex Property Trust, Inc.	2,150	455,628
Extra Space Storage, Inc.	4,600	677,028
Federal Realty Investment Trust	2,400	242,496
GLP J-REIT (Japan)	9	10,365
Goodman Group (Australia)	14,090	165,703
Healthpeak Properties, Inc.	18,700	468,809
Host Hotels & Resorts, Inc.	24,782	397,751
Invitation Homes, Inc.	20,600	610,584
Iron Mountain, Inc.(a)	10,002	498,600
Japan Real Estate Investment Corp. (Japan)	10	43,923
Kimco Realty Corp.	21,400	453,252
Klepierre SA (France)*	8,956	206,710
Mid-America Apartment Communities, Inc.	4,000	627,960

	Shares	Value

COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (REITs) (cont’d.)
Nomura Real Estate Master Fund, Inc. (Japan)	9	$11,150
Prologis, Inc.	32,084	3,616,829
Public Storage	5,420	1,518,630
Realty Income Corp.	21,300	1,351,059
Regency Centers Corp.	5,600	350,000
SBA Communications Corp.	3,800	1,065,178
Scentre Group (Australia)	11,818	23,004
Simon Property Group, Inc.	11,293	1,326,702
Stockland (Australia)	5,072	12,492
UDR, Inc.	10,300	398,919
Unibail-Rodamco-Westfield (France)*	264	13,801
Ventas, Inc.	13,868	624,753
VICI Properties, Inc.(a)	33,100	1,072,440
Vicinity Ltd. (Australia)	8,550	11,545
Vornado Realty Trust(a)	6,125	127,461
Warehouses De Pauw CVA (Belgium)	323	9,253
Welltower, Inc.	16,100	1,055,355
Weyerhaeuser Co.	26,018	806,558

		29,818,236

Food & Staples Retailing — 0.8%
Carrefour SA (France)	1,080	18,064
Coles Group Ltd. (Australia)	2,544	28,838
Costco Wholesale Corp.	15,220	6,947,930
Endeavour Group Ltd. (Australia)	2,976	12,951
J Sainsbury PLC (United Kingdom)	3,717	9,749
Jeronimo Martins SGPS SA (Portugal)	496	10,731
Kesko OYJ (Finland) (Class B Stock)	2,192	48,435
Koninklijke Ahold Delhaize NV (Netherlands)	9,594	275,840
Kroger Co. (The)	22,792	1,016,068
Sysco Corp.	17,500	1,337,875
Tesco PLC (United Kingdom)	2,038	5,492
Walgreens Boots Alliance, Inc.(a)	25,000	934,000
Walmart, Inc.	49,200	6,976,068
Woolworths Group Ltd. (Australia)	2,698	61,610

		17,683,651

Food Products — 0.6%
Archer-Daniels-Midland Co.	19,026	1,766,564
Campbell Soup Co.(a)	7,000	397,250
Conagra Brands, Inc.	16,700	646,290
General Mills, Inc.	20,800	1,744,080
Hershey Co. (The)	5,000	1,157,850
Hormel Foods Corp.	10,300	469,165
J.M. Smucker Co. (The)	3,900	617,994
Kellogg Co.	8,900	634,036
Kraft Heinz Co. (The)	28,267	1,150,750
Lamb Weston Holdings, Inc.	5,000	446,800
McCormick & Co., Inc.	8,740	724,459
Mondelez International, Inc. (Class A Stock)	47,953	3,196,067
Mowi ASA (Norway)	910	15,507
Nestle SA	4,419	510,436
Orkla ASA (Norway)	22,383	161,545
Tyson Foods, Inc. (Class A Stock)	10,200	634,950
WH Group Ltd. (Hong Kong), 144A	151,500	88,361

SEE NOTES TO FINANCIAL STATEMENTS.

A34

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Food Products (cont’d.)
Wilmar International Ltd. (China)	74,800	$233,030

		14,595,134

Gas Utilities — 0.0%
Atmos Energy Corp.	4,800	537,936
Osaka Gas Co. Ltd. (Japan)	800	12,890
Tokyo Gas Co. Ltd. (Japan)	900	17,622

		568,448

Health Care Equipment & Supplies — 1.3%
Abbott Laboratories	60,450	6,636,805
Align Technology, Inc.*	2,440	514,596
Baxter International, Inc.	17,900	912,363
Becton, Dickinson & Co.	9,910	2,520,113
BioMerieux (France)	90	9,456
Boston Scientific Corp.*	49,367	2,284,211
Cochlear Ltd. (Australia)	140	19,335
Cooper Cos., Inc. (The)	1,640	542,299
DENTSPLY SIRONA, Inc.	8,000	254,720
Dexcom, Inc.*	13,360	1,512,886
Edwards Lifesciences Corp.*	21,700	1,619,037
Hologic, Inc.*	8,800	658,328
IDEXX Laboratories, Inc.*	2,940	1,199,402
Intuitive Surgical, Inc.*	12,260	3,253,191
Medtronic PLC	45,790	3,558,799
Olympus Corp. (Japan)	7,100	125,227
ResMed, Inc.	5,000	1,040,650
STERIS PLC	3,450	637,181
Straumann Holding AG (Switzerland)	240	27,521
Stryker Corp.	11,600	2,836,084
Teleflex, Inc.	1,600	399,408
Zimmer Biomet Holdings, Inc.	7,200	918,000

		31,479,612

Health Care Providers & Services — 1.8%
AmerisourceBergen Corp.	5,600	927,976
Cardinal Health, Inc.	9,350	718,735
Centene Corp.*	19,950	1,636,099
Cigna Corp.	10,500	3,479,070
CVS Health Corp.	45,283	4,219,923
DaVita, Inc.*	1,900	141,873
Elevance Health, Inc.	8,280	4,247,392
Fresenius SE & Co. KGaA (Germany)	1,746	48,769
HCA Healthcare, Inc.	7,400	1,775,704
Henry Schein, Inc.*(a)	4,800	383,376
Humana, Inc.	4,370	2,238,270
Laboratory Corp. of America Holdings	3,100	729,988
McKesson Corp.	4,930	1,849,342
Molina Healthcare, Inc.*	1,950	643,929
Quest Diagnostics, Inc.	4,200	657,048
Sonic Healthcare Ltd. (Australia)	9,946	202,411
UnitedHealth Group, Inc.	32,380	17,167,228
Universal Health Services, Inc. (Class B Stock)	2,200	309,958

		41,377,091

Hotels, Restaurants & Leisure — 1.0%
Aristocrat Leisure Ltd. (Australia)	1,276	26,293

	Shares	Value

COMMON STOCKS (continued)
Hotels, Restaurants & Leisure (cont’d.)
Booking Holdings, Inc.*	1,340	$2,700,475
Caesars Entertainment, Inc.*	7,400	307,840
Carnival Corp.*(a)	33,400	269,204
Chipotle Mexican Grill, Inc.*	970	1,345,865
Compass Group PLC (United Kingdom)	10,209	235,747
Darden Restaurants, Inc.	4,450	615,568
Domino’s Pizza, Inc.	1,160	401,824
Evolution AB (Sweden), 144A	890	86,690
Expedia Group, Inc.*	5,250	459,900
Hilton Worldwide Holdings, Inc.	9,400	1,187,784
InterContinental Hotels Group PLC (United Kingdom)	411	23,583
La Francaise des Jeux SAEM (France), 144A	4,835	194,553
Las Vegas Sands Corp.*	11,650	560,015
Marriott International, Inc. (Class A Stock)	9,328	1,388,846
McDonald’s Corp.	25,700	6,772,721
MGM Resorts International	11,600	388,948
Norwegian Cruise Line Holdings Ltd.*(a)	13,800	168,912
Oriental Land Co. Ltd. (Japan)	1,100	160,077
Royal Caribbean Cruises Ltd.*(a)	7,800	385,554
Sodexo SA (France)	184	17,605
Starbucks Corp.	39,600	3,928,320
Whitbread PLC (United Kingdom)	456	14,099
Wynn Resorts Ltd.*	3,500	288,645
Yum! Brands, Inc.	10,200	1,306,416

		23,235,484

Household Durables — 0.2%
D.R. Horton, Inc.(a)	10,900	971,626
Garmin Ltd.	5,300	489,137
Lennar Corp. (Class A Stock)	8,900	805,450
Mohawk Industries, Inc.*	1,940	198,307
Newell Brands, Inc.(a)	13,814	180,687
NVR, Inc.*	110	507,384
PulteGroup, Inc.	8,222	374,348
Sekisui Chemical Co. Ltd. (Japan)	800	11,150
Sony Group Corp. (Japan)	400	30,489
Whirlpool Corp.(a)	1,826	258,306

		3,826,884

Household Products — 0.8%
Church & Dwight Co., Inc.	8,500	685,185
Clorox Co. (The)(a)	4,200	589,386
Colgate-Palmolive Co.	29,800	2,347,942
Essity AB (Sweden) (Class B Stock)	531	13,905
Henkel AG & Co. KGaA (Germany)	198	12,725
Kimberly-Clark Corp.	12,200	1,656,150
Procter & Gamble Co. (The)	82,625	12,522,645
Reckitt Benckiser Group PLC (United Kingdom)	3,660	253,698

		18,081,636

Independent Power & Renewable Electricity Producers — 0.0%
AES Corp. (The)	23,000	661,480

SEE NOTES TO FINANCIAL STATEMENTS.

A35

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Independent Power & Renewable Electricity Producers (cont’d.)
Meridian Energy Ltd. (New Zealand)	2,880	$9,579

		671,059

Industrial Conglomerates — 0.5%
3M Co.	19,080	2,288,074
General Electric Co.	37,778	3,165,419
Hitachi Ltd. (Japan)	3,600	181,139
Honeywell International, Inc.	23,612	5,060,051
Jardine Matheson Holdings Ltd. (Hong Kong)	4,100	208,570
Smiths Group PLC (United Kingdom)	8,533	163,766

		11,067,019

Insurance — 1.2%
Aflac, Inc.	20,100	1,445,994
Ageas SA/NV (Belgium)	364	16,151
AIA Group Ltd. (Hong Kong)	5,800	64,052
Allstate Corp. (The)	9,300	1,261,080
American International Group, Inc.	26,239	1,659,354
Aon PLC (Class A Stock)	7,400	2,221,036
Arch Capital Group Ltd.*	13,000	816,140
Arthur J. Gallagher & Co.	7,200	1,357,488
Assurant, Inc.	2,000	250,120
AXA SA (France)	11,788	328,361
Brown & Brown, Inc.	8,500	484,245
Chubb Ltd.	14,586	3,217,672
Cincinnati Financial Corp.	5,637	577,172
Dai-ichi Life Holdings, Inc. (Japan)	12,800	289,067
Everest Re Group Ltd.	1,340	443,902
Gjensidige Forsikring ASA (Norway)	448	8,787
Globe Life, Inc.	3,125	376,719
Hartford Financial Services Group, Inc. (The)	11,300	856,879
Japan Post Holdings Co. Ltd. (Japan)	29,400	247,370
Japan Post Insurance Co. Ltd. (Japan)	12,200	214,563
Legal & General Group PLC (United Kingdom)	10,970	32,890
Lincoln National Corp.(a)	5,518	169,513
Loews Corp.	6,975	406,852
Marsh & McLennan Cos., Inc.	17,200	2,846,256
MetLife, Inc.	23,450	1,697,076
NN Group NV (Netherlands)	4,860	198,736
Poste Italiane SpA (Italy), 144A	6,182	60,315
Principal Financial Group, Inc.(a)	8,100	679,752
Progressive Corp. (The)	20,200	2,620,142
Sampo OYJ (Finland) (Class A Stock)	1,390	72,599
Tokio Marine Holdings, Inc. (Japan)	6,800	145,264
Travelers Cos., Inc. (The)	8,235	1,543,980
W.R. Berkley Corp.	7,200	522,504
Willis Towers Watson PLC(a)	3,740	914,729
Zurich Insurance Group AG (Switzerland)	330	157,766

		28,204,526

Interactive Media & Services — 1.9%
Alphabet, Inc. (Class A Stock)*	206,900	18,254,787
Alphabet, Inc. (Class C Stock)*	183,460	16,278,406
Match Group, Inc.*	10,200	423,198

	Shares	Value

COMMON STOCKS (continued)
Interactive Media & Services (cont’d.)
Meta Platforms, Inc. (Class A Stock)*	77,930	$9,378,096
Scout24 SE (Germany), 144A	176	8,859

		44,343,346

Internet & Direct Marketing Retail — 1.2%
Amazon.com, Inc.*	307,500	25,830,000
eBay, Inc.	18,900	783,783
Etsy, Inc.*(a)	4,400	527,032

		27,140,815

IT Services — 2.2%
Accenture PLC (Class A Stock)	21,800	5,817,112
Akamai Technologies, Inc.*(a)	5,600	472,080
Automatic Data Processing, Inc.	14,300	3,415,698
Bechtle AG (Germany)	176	6,221
Broadridge Financial Solutions, Inc.	4,200	563,346
Capgemini SE (France)	938	156,811
Cognizant Technology Solutions Corp. (Class A Stock)	18,200	1,040,858
Computershare Ltd.	12,943	228,004
DXC Technology Co.*	7,828	207,442
Edenred (France)	530	28,845
EPAM Systems, Inc.*	1,940	635,816
Fidelity National Information Services, Inc.	20,500	1,390,925
Fiserv, Inc.*	22,000	2,223,540
FleetCor Technologies, Inc.*	2,500	459,200
Gartner, Inc.*	2,800	941,192
Global Payments, Inc.	9,677	961,120
International Business Machines Corp.	31,300	4,409,857
Jack Henry & Associates, Inc.	2,500	438,900
Mastercard, Inc. (Class A Stock)	29,450	10,240,648
NEC Corp. (Japan)	600	21,042
NTT Data Corp. (Japan)	1,300	18,945
Otsuka Corp. (Japan)	2,300	72,497
Paychex, Inc.	11,000	1,271,160
PayPal Holdings, Inc.*	39,900	2,841,678
TIS, Inc. (Japan)	500	13,141
VeriSign, Inc.*	3,100	636,864
Visa, Inc. (Class A Stock)(a)	56,600	11,759,216

		50,272,158

Leisure Products — 0.0%
Bandai Namco Holdings, Inc. (Japan)	700	43,875
Hasbro, Inc.	4,700	286,747
Shimano, Inc. (Japan)	200	31,604

		362,226

Life Sciences Tools & Services — 0.9%
Agilent Technologies, Inc.	10,314	1,543,490
Bio-Rad Laboratories, Inc. (Class A Stock)*	740	311,163
Bio-Techne Corp.	5,600	464,128
Charles River Laboratories International, Inc.*	1,760	383,504
Danaher Corp.	22,600	5,998,492
Illumina, Inc.*	5,400	1,091,880
IQVIA Holdings, Inc.*	6,400	1,311,296

SEE NOTES TO FINANCIAL STATEMENTS.

A36

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Life Sciences Tools & Services (cont’d.)
Mettler-Toledo International, Inc.*	770	$1,112,996
PerkinElmer, Inc.	4,300	602,946
Thermo Fisher Scientific, Inc.	13,580	7,478,370
Waters Corp.*	2,000	685,160
West Pharmaceutical Services, Inc.	2,500	588,375

		21,571,800

Machinery — 0.9%
Alfa Laval AB (Sweden)	630	18,224
Atlas Copco AB (Sweden) (Class A Stock)	7,677	90,960
Atlas Copco AB (Sweden) (Class B Stock)	3,016	32,180
Caterpillar, Inc.	18,000	4,312,080
CNH Industrial NV (United Kingdom)	2,204	35,357
Cummins, Inc.	4,900	1,187,221
Daimler Truck Holding AG (Germany)*	968	29,758
Deere & Co.	9,540	4,090,370
Dover Corp.	5,000	677,050
Epiroc AB (Sweden) (Class A Stock)	1,392	25,347
Epiroc AB (Sweden) (Class B Stock)	784	12,612
Fortive Corp.	12,450	799,912
GEA Group AG (Germany)	1,275	51,851
Hitachi Construction Machinery Co. Ltd. (Japan)	8,800	196,121
IDEX Corp.	2,510	573,108
Illinois Tool Works, Inc.	9,600	2,114,880
Indutrade AB (Sweden)	580	11,762
Ingersoll Rand, Inc.	14,100	736,725
Komatsu Ltd. (Japan)	10,100	218,303
Nordson Corp.	1,900	451,668
Otis Worldwide Corp.	14,501	1,135,573
PACCAR, Inc.	12,143	1,201,793
Parker-Hannifin Corp.	4,465	1,299,315
Pentair PLC	5,977	268,845
Sandvik AB (Sweden)	2,340	42,288
Schindler Holding AG (Switzerland)	71	12,805
Snap-on, Inc.(a)	1,900	434,131
Spirax-Sarco Engineering PLC (United Kingdom)	160	20,437
Stanley Black & Decker, Inc.	5,047	379,131
Volvo AB (Sweden) (Class A Stock)	442	8,392
Volvo AB (Sweden) (Class B Stock)	13,266	239,632
Westinghouse Air Brake Technologies Corp.	6,451	643,874
Xylem, Inc.	6,200	685,534

		22,037,239

Marine — 0.0%
AP Moller - Maersk A/S (Denmark) (Class A Stock)	6	13,223
AP Moller - Maersk A/S (Denmark) (Class B Stock)	67	149,986
Kuehne + Nagel International AG (Switzerland)	118	27,433
Nippon Yusen KK (Japan)	1,200	28,297

	Shares	Value

COMMON STOCKS (continued)
Marine (cont’d.)
SITC International Holdings Co. Ltd. (China)	47,000	$104,173

		323,112

Media — 0.4%
Charter Communications, Inc. (Class A Stock)*	3,660	1,241,106
Comcast Corp. (Class A Stock)	149,480	5,227,316
Dentsu Group, Inc. (Japan)	5,900	185,087
DISH Network Corp. (Class A Stock)*	9,017	126,599
Fox Corp. (Class A Stock)	11,100	337,107
Fox Corp. (Class B Stock)	5,733	163,104
Informa PLC (United Kingdom)	3,268	24,378
Interpublic Group of Cos., Inc. (The)(a)	13,631	454,049
News Corp. (Class A Stock)	13,675	248,885
News Corp. (Class B Stock)	4,800	88,512
Omnicom Group, Inc.	7,300	595,461
Paramount Global (Class B Stock)(a)	17,930	302,658
Publicis Groupe SA (France)	4,102	262,045
WPP PLC (United Kingdom)	19,618	193,826

		9,450,133

Metals & Mining — 0.3%
ArcelorMittal SA (Luxembourg)	1,135	29,944
BHP Group Ltd. (Australia)	11,806	365,714
BlueScope Steel Ltd. (Australia)	17,094	194,824
Boliden AB (Sweden)	592	22,237
Fortescue Metals Group Ltd. (Australia)	18,238	254,915
Freeport-McMoRan, Inc.(a)	49,288	1,872,944
Glencore PLC (Australia)	30,896	206,035
Newmont Corp.	27,400	1,293,280
Nippon Steel Corp. (Japan)	13,000	225,565
Norsk Hydro ASA (Norway)	2,850	21,296
Nucor Corp.	9,100	1,199,471
Pilbara Minerals Ltd. (Australia)*	5,454	13,811
Rio Tinto Ltd. (Australia)	817	64,482
Rio Tinto PLC (Australia)	2,146	151,044
South32 Ltd. (Australia)	10,304	28,250
Steel Dynamics, Inc.	5,750	561,775
Sumitomo Metal Mining Co. Ltd. (Japan)	600	21,083
voestalpine AG (Austria)	240	6,357

		6,533,027

Multiline Retail — 0.2%
Dollar General Corp.	7,800	1,920,750
Dollar Tree, Inc.*	7,465	1,055,850
Target Corp.	15,960	2,378,678
Wesfarmers Ltd. (Australia)	2,031	63,341

		5,418,619

Multi-Utilities — 0.5%
Ameren Corp.	8,900	791,388
CenterPoint Energy, Inc.	21,800	653,782
CMS Energy Corp.	10,000	633,300
Consolidated Edison, Inc.	12,300	1,172,313
Dominion Energy, Inc.	29,115	1,785,332
DTE Energy Co.	6,700	787,451

SEE NOTES TO FINANCIAL STATEMENTS.

A37

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Multi-Utilities (cont’d.)
E.ON SE (Germany)	26,183	$260,312
Engie SA (France)	16,970	242,774
NiSource, Inc.	13,600	372,912
Public Service Enterprise Group, Inc.	17,600	1,078,352
Sempra Energy	10,819	1,671,968
WEC Energy Group, Inc.	10,813	1,013,827

		10,463,711

Oil, Gas & Consumable Fuels — 2.4%
APA Corp.	11,614	542,141
BP PLC (United Kingdom)	41,816	241,276
Chevron Corp.	61,622	11,060,533
ConocoPhillips	43,119	5,088,042
Coterra Energy, Inc.	28,300	695,331
Devon Energy Corp.	22,600	1,390,126
Diamondback Energy, Inc.	6,300	861,714
Eni SpA (Italy)	18,773	266,942
EOG Resources, Inc.	20,200	2,616,304
EQT Corp.(a)	12,500	422,875
Equinor ASA (Norway)	7,504	269,696
Exxon Mobil Corp.	142,699	15,739,700
Hess Corp.	9,600	1,361,472
Inpex Corp. (Japan)	15,600	167,628
Kinder Morgan, Inc.	68,398	1,236,636
Marathon Oil Corp.	21,982	595,053
Marathon Petroleum Corp.	16,219	1,887,729
Occidental Petroleum Corp.	25,204	1,587,600
ONEOK, Inc.	15,500	1,018,350
Phillips 66	16,538	1,721,275
Pioneer Natural Resources Co.	8,250	1,884,217
Repsol SA (Spain)	1,785	28,412
Shell PLC (Netherlands)	16,748	472,140
Targa Resources Corp.	7,700	565,950
TotalEnergies SE (France)	5,455	342,428
Valero Energy Corp.	13,300	1,687,238
Williams Cos., Inc. (The)	42,000	1,381,800

		55,132,608

Paper & Forest Products — 0.0%
Oji Holdings Corp. (Japan)	12,400	50,083
Stora Enso OYJ (Finland) (Class R Stock)	1,224	17,258

		67,341

Personal Products — 0.1%
Estee Lauder Cos., Inc. (The) (Class A Stock)	8,000	1,984,880
Haleon PLC*	12,233	48,401
L’Oreal SA (France)	513	183,704
Unilever PLC (United Kingdom)	9,174	463,176

		2,680,161

Pharmaceuticals — 2.5%
Astellas Pharma, Inc. (Japan)	4,000	60,823
AstraZeneca PLC (United Kingdom)	1,676	226,795
Bayer AG (Germany)	3,972	204,439
Bristol-Myers Squibb Co.	73,670	5,300,557
Catalent, Inc.*	6,300	283,563

	Shares	Value

COMMON STOCKS (continued)
Pharmaceuticals (cont’d.)
Chugai Pharmaceutical Co. Ltd. (Japan)	1,400	$35,709
Eli Lilly & Co.	27,200	9,950,848
GSK PLC	19,993	345,544
Ipsen SA (France)	2,086	224,371
Johnson & Johnson	91,158	16,103,061
Kyowa Kirin Co. Ltd. (Japan)	600	13,742
Merck & Co., Inc.	87,833	9,745,071
Merck KGaA (Germany)	279	53,830
Novartis AG (Switzerland)	7,176	649,410
Novo Nordisk A/S (Denmark) (Class B Stock)	3,549	482,009
Ono Pharmaceutical Co. Ltd. (Japan)	3,000	70,121
Organon & Co.	8,753	244,471
Orion OYJ (Finland) (Class B Stock)	240	13,158
Pfizer, Inc.	194,470	9,964,643
Roche Holding AG	2,027	636,960
Sanofi (France)	4,812	464,005
Shionogi & Co. Ltd. (Japan)	600	29,936
Viatris, Inc.	41,986	467,304
Zoetis, Inc.	16,100	2,359,455

		57,929,825

Professional Services — 0.2%
CoStar Group, Inc.*	14,100	1,089,648
Equifax, Inc.	4,200	816,312
Jacobs Solutions, Inc.	4,500	540,315
Leidos Holdings, Inc.	4,900	515,431
Randstad NV (Netherlands)	272	16,620
RELX PLC (United Kingdom)	4,200	116,121
Robert Half International, Inc.(a)	3,800	280,554
Verisk Analytics, Inc.	5,300	935,026
Wolters Kluwer NV (Netherlands)	1,857	194,308

		4,504,335

Real Estate Management & Development — 0.0%
Aroundtown SA (Germany)	2,214	5,157
Capitaland Investment Ltd. (Singapore)	5,800	16,029
CBRE Group, Inc. (Class A Stock)*	11,100	854,256
CK Asset Holdings Ltd. (Hong Kong)	4,500	27,599
Daito Trust Construction Co. Ltd. (Japan)	200	20,477
New World Development Co. Ltd. (Hong Kong)	4,000	11,221
Nomura Real Estate Holdings, Inc. (Japan)	2,000	42,766
Sagax AB (Sweden) (Class B Stock)	420	9,543
Sino Land Co. Ltd. (Hong Kong)	8,000	9,978
Swire Pacific Ltd. (Hong Kong) (Class A Stock)	1,500	13,149

		1,010,175

Road & Rail — 0.4%
CSX Corp.	72,800	2,255,344
J.B. Hunt Transport Services, Inc.	2,800	488,208
Norfolk Southern Corp.	8,000	1,971,360
Old Dominion Freight Line, Inc.	3,165	898,164

SEE NOTES TO FINANCIAL STATEMENTS.

A38

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Road & Rail (cont’d.)
Union Pacific Corp.	21,260	$4,402,308

		10,015,384

Semiconductors & Semiconductor Equipment — 2.5%
Advanced Micro Devices, Inc.*	55,699	3,607,624
Analog Devices, Inc.	17,947	2,943,846
Applied Materials, Inc.	30,000	2,921,400
ASML Holding NV (Netherlands)	482	262,812
Broadcom, Inc.	14,040	7,850,185
Disco Corp. (Japan)	100	28,502
Enphase Energy, Inc.*	4,700	1,245,312
First Solar, Inc.*	3,400	509,286
Infineon Technologies AG (Germany)	8,252	250,794
Intel Corp.	143,000	3,779,490
KLA Corp.	4,850	1,828,596
Lam Research Corp.	4,690	1,971,207
Microchip Technology, Inc.	19,300	1,355,825
Micron Technology, Inc.	38,000	1,899,240
Monolithic Power Systems, Inc.	1,600	565,776
NVIDIA Corp.	86,360	12,620,650
NXP Semiconductors NV (China)	9,000	1,422,270
ON Semiconductor Corp.*	14,900	929,313
Qorvo, Inc.*	3,607	326,939
QUALCOMM, Inc.	38,700	4,254,678
Renesas Electronics Corp. (Japan)*	8,500	75,125
Skyworks Solutions, Inc.	5,700	519,441
SolarEdge Technologies, Inc.*(a)	2,000	566,540
STMicroelectronics NV (Singapore)	1,466	52,096
SUMCO Corp. (Japan)	13,500	178,856
Teradyne, Inc.	5,600	489,160
Texas Instruments, Inc.	31,500	5,204,430

		57,659,393

Software — 4.0%
Adobe, Inc.*	16,080	5,411,402
ANSYS, Inc.*	3,000	724,770
Autodesk, Inc.*	7,600	1,420,212
Cadence Design Systems, Inc.*	9,400	1,510,016
Ceridian HCM Holding, Inc.*	5,550	356,033
Check Point Software Technologies Ltd. (Israel)*	1,600	201,856
Dassault Systemes SE (France)	2,035	73,178
Fortinet, Inc.*	22,600	1,104,914
Gen Digital, Inc.	20,878	447,416
Intuit, Inc.	9,780	3,806,572
Microsoft Corp.	258,320	61,950,302
Nice Ltd. (Israel)*	66	12,697
Oracle Corp.	53,250	4,352,655
Paycom Software, Inc.*	1,520	471,671
PTC, Inc.*	3,600	432,144
Roper Technologies, Inc.	3,580	1,546,882
Sage Group PLC (The) (United Kingdom)	2,208	19,882
Salesforce, Inc.*	34,650	4,594,243
SAP SE (Germany)	237	24,468
ServiceNow, Inc.*	7,050	2,737,304
Synopsys, Inc.*	5,300	1,692,237
Tyler Technologies, Inc.*	1,510	486,839

	Shares	Value

COMMON STOCKS (continued)
Software (cont’d.)
WiseTech Global Ltd. (Australia)	320	$11,006

		93,388,699

Specialty Retail — 1.2%
Advance Auto Parts, Inc.	2,100	308,763
AutoZone, Inc.*	660	1,627,679
Bath & Body Works, Inc.	8,106	341,587
Best Buy Co., Inc.	6,875	551,444
CarMax, Inc.*(a)	5,600	340,984
Fast Retailing Co. Ltd. (Japan)	400	243,413
Home Depot, Inc. (The)	35,450	11,197,237
Industria de Diseno Textil SA (Spain)	10,125	268,931
JD Sports Fashion PLC (United Kingdom)	140,528	213,550
Lowe’s Cos., Inc.	21,500	4,283,660
O’Reilly Automotive, Inc.*	2,190	1,848,426
Ross Stores, Inc.	12,000	1,392,840
TJX Cos., Inc. (The)	40,400	3,215,840
Tractor Supply Co.	3,700	832,389
Ulta Beauty, Inc.*	1,700	797,419
USS Co. Ltd. (Japan)	500	7,933

		27,472,095

Technology Hardware, Storage & Peripherals — 3.0%
Apple, Inc.	518,140	67,321,930
Hewlett Packard Enterprise Co.	45,448	725,350
HP, Inc.	30,648	823,512
NetApp, Inc.	7,700	462,462
Seagate Technology Holdings PLC(a)	7,100	373,531
Seiko Epson Corp. (Japan)	12,500	181,863
Western Digital Corp.*	11,303	356,610

		70,245,258

Textiles, Apparel & Luxury Goods — 0.3%
Burberry Group PLC (United Kingdom)	874	21,249
Cie Financiere Richemont SA (Switzerland) (Class A Stock)	2,265	293,680
Hermes International (France)	86	133,115
LVMH Moet Hennessy Louis Vuitton SE (France)	598	435,160
NIKE, Inc. (Class B Stock)	43,600	5,101,636
Ralph Lauren Corp.(a)	1,400	147,938
Swatch Group AG (The) (Switzerland)	77	4,004
Tapestry, Inc.	8,300	316,064
VF Corp.(a)	11,300	311,993

		6,764,839

Tobacco — 0.4%
Altria Group, Inc.	63,000	2,879,730
British American Tobacco PLC (United Kingdom)	9,851	389,687
Imperial Brands PLC (United Kingdom)	1,916	47,730
Japan Tobacco, Inc. (Japan)	12,200	245,955
Philip Morris International, Inc.	54,300	5,495,703

		9,058,805

Trading Companies & Distributors — 0.2%
Ashtead Group PLC (United Kingdom)	1,650	93,728

SEE NOTES TO FINANCIAL STATEMENTS.

A39

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Trading Companies & Distributors (cont’d.)
Brenntag SE (Germany)	2,571	$163,965
Bunzl PLC (United Kingdom)	700	23,289
Fastenal Co.(a)	20,000	946,400
IMCD NV (Netherlands)	120	17,165
ITOCHU Corp. (Japan)	5,700	178,825
Marubeni Corp. (Japan)	22,800	261,196
Mitsubishi Corp. (Japan)	4,000	129,859
MonotaRO Co. Ltd. (Japan)	600	8,452
Sumitomo Corp. (Japan)	2,400	39,895
Toyota Tsusho Corp. (Japan)	5,300	194,957
United Rentals, Inc.*	2,400	853,008
W.W. Grainger, Inc.	1,600	890,000

		3,800,739

Water Utilities — 0.0%
American Water Works Co., Inc.	6,200	945,004

Wireless Telecommunication Services — 0.1%
KDDI Corp. (Japan)	3,300	100,079
T-Mobile US, Inc.*	20,700	2,898,000

		2,998,079

TOTAL COMMON STOCKS (cost $310,231,254)		1,143,954,201

EXCHANGE-TRADED FUNDS — 0.6%
iShares Core S&P 500 ETF	35,000	13,447,350
iShares MSCI EAFE ETF(a)	1,759	115,461

TOTAL EXCHANGE-TRADED FUNDS (cost $11,820,146)		13,562,811

PREFERRED STOCKS — 0.1%
Automobiles — 0.0%
Bayerische Motoren Werke AG (Germany) (PRFC)	75	6,329
Porsche Automobil Holding SE (Germany) (PRFC)	2,929	159,736

		166,065

Banks — 0.0%
Citigroup Capital XIII, 10.785%(c), 3 Month LIBOR + 6.370%, Maturing 10/30/40(a)	20,000	568,000

Capital Markets — 0.1%
State Street Corp., 5.350%(c), 3 Month LIBOR + 3.709%, Series G, Maturing 03/15/26(oo)	30,000	705,300

TOTAL PREFERRED STOCKS (cost $1,435,941)		1,439,365

	Units
RIGHTS* — 0.0%
Health Care Equipment & Supplies
ABIOMED, Inc., expiring 12/31/23^ (cost $0)	1,460	—

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES — 7.5%
Automobiles — 2.0%
AmeriCredit Automobile Receivables Trust,
Series 2019-02, Class C
2.740%	04/18/25	1,177	$1,165,792
Series 2019-03, Class C
2.320%	07/18/25	2,300	2,258,750
Series 2021-02, Class C
1.010%	01/19/27	900	818,249
Series 2021-03, Class C
1.410%	08/18/27	900	810,363
Avis Budget Rental Car Funding AESOP LLC,
Series 2019-02A, Class A, 144A
3.350%	09/22/25	2,000	1,932,357
Series 2019-03A, Class A, 144A
2.360%	03/20/26	2,700	2,512,914
Series 2020-01A, Class A, 144A
2.330%	08/20/26	1,300	1,202,956
Series 2021-01A, Class A, 144A
1.380%	08/20/27	2,400	2,089,574
Series 2021-02A, Class A, 144A
1.660%	02/20/28	2,600	2,249,750
Series 2022-01A, Class A, 144A
3.830%	08/21/28	2,900	2,760,694
CarMax Auto Owner Trust,
Series 2021-02, Class C
1.340%	02/16/27	800	723,104
Series 2021-04, Class C
1.380%	07/15/27	600	527,799
Ford Credit Auto Owner Trust,
Series 2018-01, Class A, 144A
3.190%	07/15/31	1,800	1,719,374
Series 2019-01, Class A, 144A
3.520%	07/15/30	3,300	3,235,466
Series 2020-01, Class A, 144A
2.040%	08/15/31	2,500	2,345,087
Series 2020-02, Class A, 144A
1.060%	04/15/33	900	805,869
Series 2021-02, Class B, 144A
1.910%	05/15/34	400	343,751
GM Financial Revolving Receivables Trust,
Series 2021-01, Class B, 144A
1.490%	06/12/34	200	170,308
Hertz Vehicle Financing III LP,
Series 2021-02A, Class A, 144A
1.680%	12/27/27	1,300	1,131,462
Hertz Vehicle Financing LLC,
Series 2021-01A, Class A, 144A
1.210%	12/26/25	1,500	1,385,826
Series 2022-02A, Class A, 144A
2.330%	06/26/28	3,300	2,892,539
OneMain Direct Auto Receivables Trust,
Series 2019-01A, Class A, 144A
3.630%	09/14/27	4,100	3,935,059
Series 2021-01A, Class B, 144A
1.260%	07/14/28	1,800	1,566,551
Santander Drive Auto Receivables Trust,
Series 2020-02, Class C
1.460%	09/15/25	141	140,823

SEE NOTES TO FINANCIAL STATEMENTS.

A40

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#		Value

ASSET-BACKED SECURITIES (continued)
Automobiles (cont’d.)
Series 2020-03, Class C
1.120%	01/15/26		797	$789,696
Series 2020-04, Class C
1.010%	01/15/26		690	682,890
Series 2021-02, Class C
0.900%	06/15/26		800	778,229
Series 2021-02, Class D
1.350%	07/15/27		1,700	1,589,400
Series 2021-03, Class C
0.950%	09/15/27		1,400	1,346,582
Series 2021-04, Class C
1.260%	02/16/27		1,900	1,805,979
Series 2022-01, Class C
2.560%	04/17/28		1,100	1,050,878
World Omni Select Auto Trust,
Series 2021-A, Class C
1.090%	11/15/27		400	364,135

				47,132,206

Collateralized Loan Obligations — 4.5%
Balboa Bay Loan Funding Ltd. (Cayman Islands),
Series 2021-01A, Class A, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
5.443%(c)	07/20/34		2,500	2,434,299
Battalion CLO Ltd. (Cayman Islands),
Series 2016-10A, Class A1R2, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 1.170%)
5.495%(c)	01/25/35		500	487,055
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2013-IIA, Class A1R2, 144A, 3 Month LIBOR + 0.870% (Cap N/A, Floor 0.870%)
4.949%(c)	07/15/29		534	529,729
BNPP AM Euro CLO DAC (Ireland),
Series 2018-01A, Class AR, 144A, 3 Month EURIBOR + 0.600% (Cap N/A, Floor 0.600%)
1.978%(c)	04/15/31	EUR	1,750	1,813,402
Canyon Capital CLO Ltd. (Cayman Islands),
Series 2017-01A, Class AR, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
5.079%(c)	07/15/30		2,735	2,708,037
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2015-05A, Class A1RR, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)
5.323%(c)	01/20/32		6,750	6,625,061
CIFC Funding Ltd. (Cayman Islands),
Series 2014-05A, Class A1R2, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
5.279%(c)	10/17/31		7,000	6,913,738
CVC Cordatus Loan Fund DAC (Ireland),
Series 14A, Class A1R, 144A, 3 Month EURIBOR + 0.850% (Cap N/A, Floor 0.850%)
2.671%(c)	05/22/32	EUR	1,750	1,825,163
Series 14A, Class A2R, 144A
1.250%	05/22/32	EUR	3,800	3,742,485
Elevation CLO Ltd. (Cayman Islands),
Series 2017-06A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 1.280%)
5.359%(c)	07/15/29		415	410,073

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Greenwood Park CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A2, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 0.000%)
5.089%(c)	04/15/31	1,000	$986,887
HPS Loan Management Ltd. (Cayman Islands),
Series 2015-06A, Class A1R, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)
5.532%(c)	02/05/31	248	245,498
ICG US CLO Ltd. (Cayman Islands),
Series 2015-01A, Class A1R, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
5.367%(c)	10/19/28	4,733	4,669,598
Jamestown CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.470% (Cap N/A, Floor 1.470%)
5.713%(c)	04/20/32	7,500	7,404,937
Jefferson Mill CLO Ltd. (Cayman Islands),
Series 2015-01A, Class AR, 144A, 3 Month LIBOR + 1.175% (Cap N/A, Floor 0.000%)
5.418%(c)	10/20/31	4,237	4,128,395
KKR Static CLO Ltd. (Cayman Islands),
Series 2022-02A, Class A1, 144A, 3 Month SOFR + 2.220% (Cap N/A, Floor 2.220%)
6.738%(c)	10/20/31	2,000	1,999,362
Madison Park Funding Ltd. (Cayman Islands),
Series 2019-33A, Class AR, 144A, 3 Month SOFR + 1.290% (Cap N/A, Floor 1.290%)
5.154%(c)	10/15/32	6,000	5,884,286
MidOcean Credit CLO (Cayman Islands),
Series 2014-03A, Class A1R, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
5.398%(c)	04/21/31	3,459	3,391,726
Mountain View CLO Ltd. (Cayman Islands),
Series 2015-09A, Class A1R, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 0.000%)
5.199%(c)	07/15/31	2,500	2,450,087
Northwoods Capital Ltd. (Cayman Islands),
Series 2020-22A, Class AR, 144A, 3 Month SOFR + 1.450% (Cap N/A, Floor 1.450%)
5.854%(c)	09/01/31	4,000	3,932,240
OCP CLO Ltd. (Cayman Islands),
Series 2015-09A, Class A1R2, 144A, 3 Month SOFR + 1.250% (Cap N/A, Floor 1.250%)
5.114%(c)	01/15/33	2,500	2,449,159
Octagon Investment Partners 31 Ltd. (Cayman Islands),
Series 2017-01A, Class AR, 144A, 3 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)
5.293%(c)	07/20/30	2,500	2,465,433
OZLM Ltd. (Cayman Islands),
Series 2014-06A, Class A1S, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 0.000%)
5.159%(c)	04/17/31	2,956	2,888,368
Series 2015-11A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
5.665%(c)	10/30/30	742	730,767

SEE NOTES TO FINANCIAL STATEMENTS.

A41

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Palmer Square CLO Ltd. (Cayman Islands),
Series 2015-02A, Class A1R2, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)
5.343%(c)	07/20/30		4,936	$4,869,357
Regatta Funding Ltd. (Cayman Islands),
Series 2016-01A, Class A1R2, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
5.896%(c)	06/20/34		3,750	3,668,495
Sixth Street CLO Ltd. (Cayman Islands),
Series 2020-16A, Class A1A, 144A, 3 Month LIBOR + 1.320% (Cap N/A, Floor 1.320%)
5.563%(c)	10/20/32		2,500	2,479,663
TCW CLO Ltd. (Cayman Islands),
Series 2021-02A, Class AS, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
5.538%(c)	07/25/34		4,750	4,623,937
TIAA CLO Ltd. (Cayman Islands),
Series 2016-01A, Class AR, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 0.000%)
5.443%(c)	07/20/31		1,750	1,719,985
Toro European CLO DAC (Ireland),
Series 02A, Class ARR, 144A, 3 Month EURIBOR + 0.990% (Cap N/A, Floor 0.990%)
2.533%(c)	07/25/34	EUR	3,000	3,075,950
Trimaran Cavu Ltd.,
Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.460% (Cap N/A, Floor 1.460%)
5.703%(c)	07/20/32		7,500	7,345,707
Venture CLO Ltd. (Cayman Islands),
Series 2015-21A, Class AR, 144A, 3 Month LIBOR + 0.880% (Cap N/A, Floor 0.000%)
4.959%(c)	07/15/27		53	52,905
Wellfleet CLO Ltd.,
Series 2017-03A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
5.229%(c)	01/17/31		2,000	1,961,565
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
5.443%(c)	10/20/31		3,750	3,647,460

				104,560,809

Consumer Loans — 0.3%
Lendmark Funding Trust,
Series 2019-02A, Class A, 144A
2.780%	04/20/28		1,830	1,775,730
OneMain Financial Issuance Trust,
Series 2020-01A, Class A, 144A
3.840%	05/14/32		360	357,446
Series 2020-02A, Class A, 144A
1.750%	09/14/35		1,900	1,659,784
Series 2021-01A, Class A2, 144A, 30 Day Average SOFR + 0.760% (Cap N/A, Floor 0.000%)
4.567%(c)	06/16/36		2,000	1,910,948
Oportun Funding XIV LLC,
Series 2021-A, Class A, 144A
1.210%	03/08/28		800	744,943

				6,448,851

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#		Value

ASSET-BACKED SECURITIES (continued)
Equipment — 0.2%
MMAF Equipment Finance LLC,
Series 2017-B, Class A5, 144A
2.720%	06/15/40		1,964	$1,908,992
Series 2018-A, Class A5, 144A
3.610%	03/10/42		500	485,412
Series 2019-A, Class A5, 144A
3.080%	11/12/41		1,600	1,545,099
Series 2019-B, Class A5, 144A
2.290%	11/12/41		1,600	1,460,516

				5,400,019

Other — 0.1%
Home Partners of America Trust,
Series 2021-03, Class A, 144A
2.200%	01/17/41		921	774,953
TH MSR Issuer Trust,
Series 2019-FT01, Class A, 144A, 1 Month LIBOR + 2.800% (Cap N/A, Floor 2.800%)
7.189%(c)	06/25/24		2,240	2,095,829

				2,870,782

Residential Mortgage-Backed Securities — 0.1%
Countrywide Asset-Backed Certificates,
Series 2004-01, Class M1, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)
5.139%(c)	03/25/34		144	139,615
Long Beach Mortgage Loan Trust,
Series 2004-02, Class M1, 1 Month LIBOR + 0.795% (Cap N/A, Floor 0.795%)
5.184%(c)	06/25/34		111	105,649
TFS (Spain),
Series 2018-03, Class A1, 1 Month EURIBOR + 3.000%
4.686%(c)	04/16/23^	EUR	890	903,007

				1,148,271

Student Loans — 0.3%
Commonbond Student Loan Trust,
Series 2017-BGS, Class A1, 144A
2.680%	09/25/42		529	486,329
Series 2018-AGS, Class A1, 144A
3.210%	02/25/44		380	351,541
Series 2018-CGS, Class A1, 144A
3.870%	02/25/46		102	98,047
Laurel Road Prime Student Loan Trust,
Series 2017-C, Class A2B, 144A
2.810%	11/25/42		85	82,943
Series 2018-B, Class A2FX, 144A
3.540%	05/26/43		161	157,566
Series 2019-A, Class A2FX, 144A
2.730%	10/25/48		191	185,922
Navient Private Education Refi Loan Trust,
Series 2018-A, Class A2, 144A
3.190%	02/18/42		176	174,699
Series 2018-CA, Class A2, 144A
3.520%	06/16/42		171	168,052
Series 2019-CA, Class A2, 144A
3.130%	02/15/68		560	528,469

SEE NOTES TO FINANCIAL STATEMENTS.

A42

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

ASSET-BACKED SECURITIES (continued)
Student Loans (cont’d.)
Series 2020-BA, Class A2, 144A
2.120%	01/15/69	592	$537,808
Pennsylvania Higher Education Assistance Agency,
Series 2021-01A, Class A, 144A, 1 Month LIBOR + 0.530% (Cap N/A, Floor 0.530%)
4.919%(c)	05/25/70	1,322	1,287,056
SoFi Professional Loan Program LLC,
Series 2019-A, Class A2FX, 144A
3.690%	06/15/48	475	458,782
Series 2019-B, Class A2FX, 144A
3.090%	08/17/48	562	528,297
Series 2019-C, Class A2FX, 144A
2.370%	11/16/48	868	806,280
SoFi Professional Loan Program Trust,
Series 2018-B, Class A2FX, 144A
3.340%	08/25/47	546	528,666
Series 2020-A, Class A2FX, 144A
2.540%	05/15/46	1,173	1,061,906

			7,442,363

TOTAL ASSET-BACKED SECURITIES (cost $183,703,422)			175,003,301

COMMERCIAL MORTGAGE-BACKED SECURITIES — 5.9%
Assurant Commercial Mortgage Trust,
Series 2016-01A, Class AS, 144A
3.172%	05/15/49	3,100	2,954,047
BANK,
Series 2021-BN35, Class A3
1.717%	06/15/64	3,500	2,924,079
Series 2021-BN35, Class ASB
2.067%	06/15/64	2,300	1,939,357
Series 2021-BN37, Class A4
2.370%	11/15/64	3,900	3,151,193
Barclays Commercial Mortgage Securities Trust,
Series 2018-C02, Class A4
4.047%	12/15/51	3,850	3,621,572
Series 2021-C12, Class A4
2.421%	11/15/54	4,500	3,694,562
Benchmark Mortgage Trust,
Series 2018-B03, Class A4
3.761%	04/10/51	3,600	3,366,534
Series 2021-B24, Class A3
2.010%	03/15/54	2,000	1,713,219
BXP Trust,
Series 2021-601L, Class A, 144A
2.618%	01/15/44	5,500	4,111,636
CFCRE Commercial Mortgage Trust,
Series 2016-C04, Class A3
3.014%	05/10/58	2,090	1,944,490
Citigroup Commercial Mortgage Trust,
Series 2014-GC21, Class A4
3.575%	05/10/47	632	615,940
Series 2016-C01, Class A3
2.944%	05/10/49	2,700	2,497,763
Series 2017-P07, Class A3
3.442%	04/14/50	3,721	3,464,283

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Commercial Mortgage Trust,
Series 2014-CR18, Class A4
3.550%	07/15/47	1,744	$1,688,223
Series 2014-LC17, Class A4
3.648%	10/10/47	3,024	2,919,713
CSAIL Commercial Mortgage Trust,
Series 2015-C04, Class A3
3.544%	11/15/48	2,482	2,357,787
Series 2017-C08, Class A3
3.127%	06/15/50	3,678	3,302,226
FHLMC Multifamily Structured Pass-Through Certificates,
Series K055, Class X1, IO
1.346%(cc)	03/25/26	4,302	149,481
GS Mortgage Securities Corp. Trust,
Series 2021-RENT, Class A, 144A, 1 Month LIBOR + 0.700% (Cap N/A, Floor 0.700%)
5.054%(c)	11/21/35	1,064	989,831
GS Mortgage Securities Trust,
Series 2015-GC28, Class A4
3.136%	02/10/48	2,763	2,646,960
Series 2015-GC34, Class A3
3.244%	10/10/48	4,545	4,289,211
Series 2016-GS03, Class A3
2.592%	10/10/49	3,901	3,541,802
Series 2016-GS04, Class A3
3.178%	11/10/49	3,795	3,497,927
Series 2020-GSA02, Class A4
1.721%	12/12/53	4,150	3,255,602
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C25, Class A4A1
3.408%	11/15/47	532	510,180
Series 2015-C27, Class A3A1
2.920%	02/15/48	3,978	3,742,187
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP06, Class A3
3.109%	07/15/50	2,717	2,619,276
JPMDB Commercial Mortgage Securities Trust,
Series 2016-C02, Class A3A
2.881%	06/15/49	2,500	2,326,110
MHC Commercial Mortgage Trust,
Series 2021-MHC, Class C, 144A, 1 Month LIBOR + 1.351% (Cap N/A, Floor 1.351%)
5.669%(c)	04/15/38	2,150	2,054,996
Morgan Stanley Capital I Trust,
Series 2015-UBS08, Class A3
3.540%	12/15/48	4,782	4,494,936
Series 2016-BNK02, Class A3
2.791%	11/15/49	2,000	1,815,255
Series 2016-UB11, Class A3
2.531%	08/15/49	6,152	5,530,358
Series 2019-H06, Class A3
3.158%	06/15/52	5,000	4,427,357
Series 2019-H07, Class A2
2.492%	07/15/52	9,400	8,936,949
UBS Commercial Mortgage Trust,
Series 2017-C02, Class ASB
3.264%	08/15/50	2,318	2,208,716

SEE NOTES TO FINANCIAL STATEMENTS.

A43

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2017-C05, Class A4
3.212%	11/15/50	5,000	$4,606,020
Series 2018-C09, Class A3
3.854%	03/15/51	1,800	1,677,599
Series 2018-C14, Class A3
4.180%	12/15/51	2,708	2,551,156
Wells Fargo Commercial Mortgage Trust,
Series 2016-NXS06, Class A3
2.642%	11/15/49	4,500	4,136,584
Series 2017-C38, Class A4
3.190%	07/15/50	3,185	2,914,419
Series 2019-C49, Class A3
3.749%	03/15/52	7,300	6,932,553
Series 2020-C58, Class A3
1.810%	07/15/53	5,000	3,974,876
Series 2021-C61, Class A3
2.406%	11/15/54	9,000	7,281,733

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $154,019,822)			137,378,698

CORPORATE BONDS — 10.8%
Aerospace & Defense — 0.3%
Boeing Co. (The),
Sr. Unsec’d. Notes
2.196%	02/04/26	1,610	1,463,364
3.300%	03/01/35	1,920	1,423,877
3.900%	05/01/49	1,500	1,057,322
Embraer Netherlands Finance BV (Brazil),
Gtd. Notes
5.050%	06/15/25	551	534,573
Embraer Overseas Ltd. (Brazil),
Gtd. Notes, 144A
5.696%	09/16/23	765	763,853
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
5.700%	11/15/54	565	599,175
Raytheon Technologies Corp.,
Sr. Unsec’d. Notes
4.125%	11/16/28	910	872,079

			6,714,243

Agriculture — 0.2%
BAT Capital Corp. (United Kingdom),
Gtd. Notes
2.259%	03/25/28(a)	3,190	2,654,996
3.557%	08/15/27	1,365	1,242,951
Vector Group Ltd.,
Sr. Sec’d. Notes, 144A
5.750%	02/01/29	875	759,369

			4,657,316

Airlines — 0.1%
American Airlines 2015-1 Class A Pass-Through Trust,
Pass-Through Certificates
3.375%	11/01/28	1,649	1,374,778

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

CORPORATE BONDS (continued)
Airlines (cont’d.)
Continental Airlines 2012-2 Class A Pass-Through Trust,
Pass-Through Certificates
4.000%	04/29/26(a)	224	$213,313
Southwest Airlines Co.,
Sr. Unsec’d. Notes
2.625%	02/10/30(a)	1,375	1,137,920
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A
4.375%	04/15/26	590	549,511
4.625%	04/15/29	115	100,362

			3,375,884

Apparel — 0.0%
Wolverine World Wide, Inc.,
Gtd. Notes, 144A
4.000%	08/15/29	550	416,463

Auto Manufacturers — 0.3%
Daimler Trucks Finance North America LLC (Germany),
Gtd. Notes, 144A
1.625%	12/13/24	3,770	3,505,942
Ford Motor Co.,
Sr. Unsec’d. Notes
5.291%	12/08/46	665	511,385
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
2.900%	02/16/28	200	165,260
General Motors Co.,
Sr. Unsec’d. Notes
6.250%	10/02/43	740	685,700
6.600%	04/01/36	585	573,703
General Motors Financial Co., Inc.,
Gtd. Notes
3.950%	04/13/24	1,700	1,666,521

			7,108,511

Banks — 3.1%
Banco Santander SA (Spain),
Sr. Unsec’d. Notes
1.849%	03/25/26	800	707,396
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.120%
5.039%(c)	04/12/23	400	399,686
Bank of America Corp.,
Jr. Sub. Notes, Series JJ
5.125%(ff)	06/20/24(a)(oo)	1,145	1,067,214
Sr. Unsec’d. Notes, MTN
1.898%(ff)	07/23/31	1,805	1,387,766
2.496%(ff)	02/13/31	5,165	4,196,077
3.194%(ff)	07/23/30	1,050	903,671
3.824%(ff)	01/20/28	615	574,134
Sub. Notes, MTN
4.000%	01/22/25	1,700	1,663,983
4.200%	08/26/24	745	733,493
4.450%	03/03/26	4,790	4,692,930
Bank of America NA,
Sub. Notes
6.000%	10/15/36(a)	805	825,332

SEE NOTES TO FINANCIAL STATEMENTS.

A44

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
3.650%	03/16/25	935	$897,439
3.932%(ff)	05/07/25	320	310,687
Sr. Unsec’d. Notes, MTN
4.972%(ff)	05/16/29	705	662,195
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A
2.219%(ff)	06/09/26	480	441,296
2.591%(ff)	01/20/28	800	704,010
3.132%(ff)	01/20/33	1,335	1,049,422
Citigroup, Inc.,
Jr. Sub. Notes, Series V
4.700%(ff)	01/30/25(oo)	1,675	1,394,757
Sr. Unsec’d. Notes
2.561%(ff)	05/01/32	2,100	1,658,203
3.200%	10/21/26	670	621,066
3.700%	01/12/26	1,610	1,549,118
3.887%(ff)	01/10/28	560	523,389
Sub. Notes
4.450%	09/29/27	1,485	1,418,451
4.750%	05/18/46	440	363,995
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes
4.550%	04/17/26	6,000	5,300,510
Sr. Unsec’d. Notes, 144A
2.193%(ff)	06/05/26	1,100	935,398
3.091%(ff)	05/14/32	560	385,373
4.282%	01/09/28	980	808,993
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes
2.129%(ff)	11/24/26	460	405,525
Discover Bank,
Sr. Unsec’d. Notes
4.250%	03/13/26	595	569,108
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
1.542%(ff)	09/10/27	2,345	2,025,853
3.750%	02/25/26	1,165	1,122,747
3.814%(ff)	04/23/29	440	400,308
3.850%	01/26/27	2,625	2,499,374
Sub. Notes
6.750%	10/01/37	225	239,637
ING Groep NV (Netherlands),
Sr. Unsec’d. Notes
3.550%	04/09/24	400	391,176
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series FF
5.000%(ff)	08/01/24(oo)	540	496,279
Jr. Sub. Notes, Series HH
4.600%(ff)	02/01/25(oo)	1,245	1,105,469
Jr. Sub. Notes, Series II
4.000%(ff)	04/01/25(oo)	230	196,400
Sr. Unsec’d. Notes
2.580%(ff)	04/22/32	1,585	1,268,063
3.782%(ff)	02/01/28	270	252,546
3.964%(ff)	11/15/48	2,240	1,753,620

		Principal
Interest	Maturity	Amount
Rate	Date	(000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
4.005%(ff)	04/23/29	1,360	$1,259,800
Sub. Notes
3.875%	09/10/24(a)	3,525	3,448,105
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN
2.239%(ff)	07/21/32	2,770	2,122,293
3.772%(ff)	01/24/29	1,295	1,185,242
3.875%	01/27/26	550	532,636
4.431%(ff)	01/23/30	455	424,776
Sr. Unsec’d. Notes, MTN
3.591%(ff)	07/22/28	1,030	946,719
Sub. Notes, GMTN
4.350%	09/08/26	3,050	2,964,540
NatWest Group PLC (United Kingdom),
Sr. Unsec’d. Notes
5.076%(ff)	01/27/30	1,570	1,476,952
Societe Generale SA (France),
Sr. Unsec’d. Notes, 144A
1.488%(ff)	12/14/26	3,200	2,785,747
State Bank of India (India),
Sr. Unsec’d. Notes, 144A
4.375%	01/24/24	1,255	1,236,803
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
1.364%(ff)	01/30/27	2,250	1,967,791
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN
2.572%(ff)	02/11/31	2,895	2,394,412

			71,647,905

Beverages — 0.1%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.700%	02/01/36	1,220	1,150,183
Constellation Brands, Inc.,
Sr. Unsec’d. Notes
2.250%	08/01/31(a)	780	619,124

			1,769,307

Biotechnology — 0.1%
Amgen, Inc.,
Sr. Unsec’d. Notes
2.800%	08/15/41	2,840	1,971,290

Building Materials — 0.0%
Masonite International Corp.,
Gtd. Notes, 144A
3.500%	02/15/30(a)	400	322,000
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A
4.750%	01/15/28	300	269,966

			591,966

Chemicals — 0.1%
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
4.375%	11/15/42	5	4,134

SEE NOTES TO FINANCIAL STATEMENTS.

A45

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Chemicals (cont’d.)
6.900%	05/15/53	260	$283,626
9.400%	05/15/39	15	19,799
LYB International Finance BV,
Gtd. Notes
5.250%	07/15/43	620	547,260
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A
4.875%	06/01/24	875	845,469
Sasol Financing USA LLC (South Africa),
Gtd. Notes
5.875%	03/27/24	600	585,000
6.500%	09/27/28	405	367,133

			2,652,421

Commercial Services — 0.1%
ERAC USA Finance LLC,
Gtd. Notes, 144A
4.200%	11/01/46	875	682,016
7.000%	10/15/37	390	424,923
United Rentals North America, Inc.,
Gtd. Notes
3.750%	01/15/32	250	204,213
4.875%	01/15/28(a)	735	696,420
5.250%	01/15/30	265	248,882
University of Miami,
Sr. Unsec’d. Notes, Series 2022
4.063%	04/01/52	815	669,162

			2,925,616

Diversified Financial Services — 0.3%
BOC Aviation USA Corp. (Singapore),
Gtd. Notes, 144A, MTN
1.625%	04/29/24	445	422,513
Cantor Fitzgerald LP,
Sr. Unsec’d. Notes, 144A
4.500%	04/14/27	3,485	3,235,563
CDP Financial, Inc. (Canada),
Gtd. Notes, 144A
3.150%	07/24/24	445	433,748
Nomura Holdings, Inc. (Japan),
Sr. Unsec’d. Notes
2.608%	07/14/31	1,490	1,148,928
OneMain Finance Corp.,
Gtd. Notes
8.250%	10/01/23	1,100	1,105,807
Private Export Funding Corp.,
U.S. Gov’t. Gtd. Notes, Series NN
3.250%	06/15/25	255	245,545

			6,592,104

Electric — 1.1%
Abu Dhabi National Energy Co. PJSC (United Arab Emirates),
Sr. Unsec’d. Notes, 144A, MTN
2.000%	04/29/28(a)	370	327,866
Alfa Desarrollo SpA (Chile),
Sr. Sec’d. Notes, 144A
4.550%	09/27/51	438	333,181

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes
6.350%	10/01/36	530	$566,206
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
5.950%	05/15/37	335	346,615
Calpine Corp.,
Sr. Sec’d. Notes, 144A
3.750%	03/01/31	1,400	1,132,021
CenterPoint Energy Houston Electric LLC,
General Ref. Mortgage, Series K2
6.950%	03/15/33	300	337,002
Comision Federal de Electricidad (Mexico),
Gtd. Notes, 144A
4.688%	05/15/29	1,000	879,875
Connecticut Light & Power Co. (The),
First Mortgage, Series A
2.050%	07/01/31	2,290	1,846,545
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes, Series 09-C
5.500%	12/01/39	145	141,958
Duke Energy Carolinas LLC,
First Mortgage
6.050%	04/15/38	530	559,404
El Paso Electric Co.,
Sr. Unsec’d. Notes
6.000%	05/15/35	845	821,389
Enel Finance International NV (Italy),
Gtd. Notes, 144A
2.250%	07/12/31	1,500	1,093,082
Engie Energia Chile SA (Chile),
Sr. Unsec’d. Notes, 144A
3.400%	01/28/30	400	324,825
Florida Power & Light Co.,
First Mortgage
5.950%	10/01/33	380	401,885
Iberdrola International BV (Spain),
Gtd. Notes
6.750%	09/15/33	140	145,995
Indiana Michigan Power Co.,
Sr. Unsec’d. Notes
3.850%	05/15/28(a)	2,105	1,984,101
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes, 144A, GMTN
4.250%	08/14/28	575	538,811
Monongahela Power Co.,
First Mortgage, 144A
4.100%	04/15/24	1,560	1,533,653
Northern States Power Co.,
First Mortgage
3.600%	09/15/47	1,035	800,802
NRG Energy, Inc.,
Gtd. Notes, 144A
3.625%	02/15/31	50	38,257
3.875%	02/15/32	150	113,092
Sr. Sec’d. Notes, 144A
2.000%	12/02/25	225	200,514

SEE NOTES TO FINANCIAL STATEMENTS.

A46

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
2.450%	12/02/27	970	$804,547
Ohio Power Co.,
Sr. Unsec’d. Notes
4.000%	06/01/49	465	368,245
PacifiCorp,
First Mortgage
5.350%	12/01/53	2,045	2,045,703
PECO Energy Co.,
First Mortgage
2.800%	06/15/50	785	518,221
Public Service Electric & Gas Co.,
First Mortgage, MTN
3.700%	05/01/28	850	809,789
4.900%	12/15/32	820	821,749
Sr. Sec’d. Notes, MTN
5.800%	05/01/37	515	535,801
Public Service Enterprise Group, Inc.,
Sr. Unsec’d. Notes
1.600%	08/15/30	1,235	959,452
San Diego Gas & Electric Co.,
First Mortgage
4.150%	05/15/48	1,010	849,334
Southern California Edison Co.,
First Ref. Mortgage
4.000%	04/01/47	350	274,811
First Ref. Mortgage, Series C
3.600%	02/01/45	690	496,681
Vistra Operations Co. LLC,
Gtd. Notes, 144A
5.000%	07/31/27	495	460,651
Sr. Sec’d. Notes, 144A
3.550%	07/15/24	1,475	1,415,477
Xcel Energy, Inc.,
Sr. Unsec’d. Notes
4.800%	09/15/41	480	418,273

			25,245,813

Engineering & Construction — 0.1%
AECOM,
Gtd. Notes
5.125%	03/15/27	600	580,791
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A
5.500%	07/31/47	1,350	1,039,500

			1,620,291

Entertainment — 0.0%
Warnermedia Holdings, Inc.,
Gtd. Notes, 144A
5.050%	03/15/42	450	346,050
5.141%	03/15/52	650	477,285

			823,335

Foods — 0.3%
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes, 144A
5.125%	02/01/28	3,000	2,845,672

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Foods (cont’d.)
Kraft Heinz Foods Co.,
Gtd. Notes
6.500%	02/09/40		1,135	$1,201,871
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A
4.125%	01/31/30		200	176,962
4.375%	01/31/32		600	524,047
Mars, Inc.,
Sr. Unsec’d. Notes, 144A
2.375%	07/16/40		535	362,983
Pilgrim’s Pride Corp.,
Gtd. Notes, 144A
5.875%	09/30/27		1,200	1,175,926

				6,287,461

Forest Products & Paper — 0.0%
Celulosa Arauco y Constitucion SA (Chile),
Sr. Unsec’d. Notes
4.500%	08/01/24		207	203,222

Gas — 0.1%
NiSource, Inc.,
Sr. Unsec’d. Notes
1.700%	02/15/31		270	205,629
3.600%	05/01/30		1,600	1,426,502
Piedmont Natural Gas Co., Inc.,
Sr. Unsec’d. Notes
3.500%	06/01/29		2,090	1,919,791

				3,551,922

Healthcare-Products — 0.1%
DH Europe Finance II Sarl,
Gtd. Notes
1.350%	09/18/39	EUR	1,125	813,930
Medline Borrower LP,
Sr. Sec’d. Notes, 144A
3.875%	04/01/29		475	382,830
Medtronic Global Holdings SCA,
Gtd. Notes
2.250%	03/07/39	EUR	300	247,501

				1,444,261

Healthcare-Services — 0.2%
Aetna, Inc.,
Sr. Unsec’d. Notes
6.625%	06/15/36		480	510,994
Elevance Health, Inc.,
Sr. Unsec’d. Notes
3.600%	03/15/51		885	666,266
4.625%	05/15/42		330	300,179
HCA, Inc.,
Gtd. Notes
5.125%	06/15/39		665	592,788
Kaiser Foundation Hospitals,
Gtd. Notes
4.150%	05/01/47		670	568,818

SEE NOTES TO FINANCIAL STATEMENTS.

A47

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
Tenet Healthcare Corp.,
Sr. Sec’d. Notes, 144A
4.375%	01/15/30	425	$368,217
6.125%	06/15/30	225	214,293
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
5.875%	02/15/53(a)	965	1,047,740
6.050%	02/15/63	630	693,723

			4,963,018

Home Builders — 0.0%
KB Home,
Gtd. Notes
4.000%	06/15/31(a)	400	323,150
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A
5.875%	06/15/27	405	389,748
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc.,
Gtd. Notes, 144A
5.625%	03/01/24	600	595,500

			1,308,398

Housewares — 0.1%
Newell Brands, Inc.,
Sr. Unsec’d. Notes
4.450%	04/01/26	2,010	1,901,910

Insurance — 0.2%
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
3.951%	10/15/50	1,125	792,356
Lincoln National Corp.,
Sr. Unsec’d. Notes
6.300%	10/09/37	701	687,996
Markel Corp.,
Sr. Unsec’d. Notes
5.000%	03/30/43	165	141,628
New York Life Insurance Co.,
Sub. Notes, 144A
6.750%	11/15/39	650	723,795
Principal Financial Group, Inc.,
Gtd. Notes
4.625%	09/15/42	105	87,791
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.270%	05/15/47	1,430	1,181,754
6.850%	12/16/39	122	134,120

			3,749,440

Internet — 0.0%
Meta Platforms, Inc.,
Sr. Unsec’d. Notes
4.450%	08/15/52(a)	530	421,165

Media — 0.4%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A
4.000%	03/01/23(a)	1,000	996,770
5.500%	05/01/26(a)	500	484,236

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (cont’d.)
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
3.900%	06/01/52	500	$315,361
6.384%	10/23/35	1,695	1,655,345
6.484%	10/23/45	1,000	906,256
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A
2.600%	06/15/31	3,695	2,939,740
CSC Holdings LLC,
Gtd. Notes, 144A
4.500%	11/15/31	1,000	695,000
Discovery Communications LLC,
Gtd. Notes
4.000%	09/15/55	823	495,822
Paramount Global,
Sr. Unsec’d. Notes
5.250%	04/01/44	1,340	1,032,510
Time Warner Cable LLC,
Sr. Sec’d. Notes
5.500%	09/01/41	270	225,502
Walt Disney Co. (The),
Gtd. Notes
7.625%	11/30/28	515	580,187

			10,326,729

Miscellaneous Manufacturing — 0.1%
Amsted Industries, Inc.,
Gtd. Notes, 144A
5.625%	07/01/27	800	764,149
Pentair Finance Sarl,
Gtd. Notes
4.500%	07/01/29	2,415	2,234,933

			2,999,082

Multi-National — 0.0%
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes
2.750%	01/06/23	385	384,808

Office/Business Equipment — 0.1%
CDW LLC/CDW Finance Corp.,
Gtd. Notes
2.670%	12/01/26	1,270	1,129,304
5.500%	12/01/24	500	498,198

			1,627,502

Oil & Gas — 0.5%
Aker BP ASA (Norway),
Gtd. Notes, 144A
3.100%	07/15/31	530	431,167
Sr. Unsec’d. Notes, 144A
3.750%	01/15/30	2,222	1,948,507
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
5.400%	06/15/47	850	767,605

SEE NOTES TO FINANCIAL STATEMENTS.

A48

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Continental Resources, Inc.,
Gtd. Notes
4.500%	04/15/23(a)		430	$428,490
Devon Energy Corp.,
Sr. Unsec’d. Notes
5.600%	07/15/41		225	210,212
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes
6.875%	04/29/30		440	398,200
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.750%	01/30/28		350	335,131
Energean Israel Finance Ltd. (Israel),
Sr. Sec’d. Notes, 144A
4.500%	03/30/24		390	375,570
4.875%	03/30/26		570	523,082
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A
6.000%	04/15/30		275	246,100
6.250%	04/15/32		325	279,211
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes, 144A
4.750%	04/24/25		400	385,075
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
6.450%	09/15/36		1,040	1,061,004
Petroleos Mexicanos (Mexico),
Gtd. Notes
4.750%	02/26/29	EUR	100	83,682
6.350%	02/12/48		458	278,035
6.490%	01/23/27		346	315,898
6.500%	03/13/27		130	118,138
Gtd. Notes, MTN
6.750%	09/21/47		471	299,970
6.875%	08/04/26(a)		770	731,885
QatarEnergy Trading LLC (Qatar),
Sr. Unsec’d. Notes, 144A
1.375%	09/12/26		1,544	1,364,800
2.250%	07/12/31		545	449,727

				11,031,489

Packaging & Containers — 0.2%
Ball Corp.,
Gtd. Notes
3.125%	09/15/31		300	240,825
Berry Global, Inc.,
Sr. Sec’d. Notes
1.570%	01/15/26		3,570	3,187,679
Graphic Packaging International LLC,
Gtd. Notes
4.125%	08/15/24		450	440,104

				3,868,608

Pharmaceuticals — 0.5%
AbbVie, Inc.,
Sr. Unsec’d. Notes
3.800%	03/15/25		950	926,082

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
4.250%	11/21/49	1,000	$840,567
4.500%	05/14/35	1,595	1,484,868
4.550%	03/15/35	1,770	1,654,648
4.700%	05/14/45	855	763,759
Bayer US Finance II LLC (Germany),
Gtd. Notes, 144A
4.250%	12/15/25	1,150	1,116,760
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes
3.734%	12/15/24	102	99,446
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
4.125%	06/15/39	280	249,627
Cigna Corp.,
Gtd. Notes
4.375%	10/15/28	1,870	1,803,845
Sr. Unsec’d. Notes
3.200%	03/15/40	1,555	1,176,287
CVS Health Corp.,
Sr. Unsec’d. Notes
5.125%	07/20/45	985	897,510
5.300%	12/05/43	185	173,274
Mylan, Inc.,
Gtd. Notes
5.400%	11/29/43	590	467,375
Organon & Co./Organon Foreign Debt Co-Issuer BV,
Sr. Sec’d. Notes, 144A
4.125%	04/30/28	700	619,793
Viatris, Inc.,
Gtd. Notes
3.850%	06/22/40	520	348,485

			12,622,326

Pipelines — 0.7%
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A
7.875%	05/15/26	525	533,119
DCP Midstream Operating LP,
Gtd. Notes
5.125%	05/15/29	2,600	2,506,715
Eastern Gas Transmission & Storage, Inc.,
Sr. Unsec’d. Notes
4.600%	12/15/44	45	36,972
EIG Pearl Holdings Sarl (Saudi Arabia),
Sr. Sec’d. Notes, 144A
3.545%	08/31/36	1,060	888,942
Energy Transfer LP,
Sr. Unsec’d. Notes
4.950%	06/15/28	795	767,890
5.000%	05/15/50	990	799,240
6.125%	12/15/45	120	111,277
EQM Midstream Partners LP,
Sr. Unsec’d. Notes, 144A
7.500%	06/01/27	25	24,492
7.500%	06/01/30	25	24,100

SEE NOTES TO FINANCIAL STATEMENTS.

A49

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Kinder Morgan, Inc.,
Gtd. Notes
3.600%	02/15/51	1,575	$1,088,786
MPLX LP,
Sr. Unsec’d. Notes
4.000%	02/15/25	1,140	1,104,680
4.875%	06/01/25	2,275	2,248,785
5.200%	03/01/47	25	21,252
5.500%	02/15/49	700	619,195
ONEOK Partners LP,
Gtd. Notes
6.650%	10/01/36	130	130,529
ONEOK, Inc.,
Gtd. Notes
3.100%	03/15/30	3,495	2,932,640
4.500%	03/15/50	245	183,815
4.950%	07/13/47	640	519,477
Venture Global Calcasieu Pass LLC,
Sr. Sec’d. Notes, 144A
3.875%	08/15/29	80	70,042
4.125%	08/15/31	55	46,888
Western Midstream Operating LP,
Sr. Unsec’d. Notes
5.300%	03/01/48	80	66,238
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
4.900%	01/15/45	1,100	935,542
5.300%	08/15/52	210	189,174

			15,849,790

Real Estate Investment Trusts (REITs) — 0.2%
Corporate Office Properties LP,
Gtd. Notes
2.900%	12/01/33	945	665,713
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
5.375%	04/15/26	725	714,889
Kimco Realty Corp.,
Sr. Unsec’d. Notes
2.700%	10/01/30	2,420	1,974,841
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes
3.500%	03/15/31	625	429,980
5.000%	10/15/27(a)	275	231,413
Realty Income Corp.,
Sr. Unsec’d. Notes
3.250%	01/15/31(a)	2,250	1,951,295

			5,968,131

Retail — 0.3%
1011778 BC ULC/New Red Finance, Inc. (Canada),
Sr. Sec’d. Notes, 144A
3.875%	01/15/28(a)	500	450,625
AutoZone, Inc.,
Sr. Unsec’d. Notes
3.750%	04/18/29	1,820	1,685,461

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Retail (cont’d.)
Dollar Tree, Inc.,
Sr. Unsec’d. Notes
4.000%	05/15/25	3,395	$3,315,602
Gap, Inc. (The),
Gtd. Notes, 144A
3.625%	10/01/29	200	142,323
3.875%	10/01/31(a)	425	299,830
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes
5.625%	12/01/25	1,020	982,488

			6,876,329

Semiconductors — 0.1%
Broadcom, Inc.,
Sr. Unsec’d. Notes, 144A
3.187%	11/15/36	3,650	2,634,349

Software — 0.1%
ServiceNow, Inc.,
Sr. Unsec’d. Notes
1.400%	09/01/30	1,425	1,085,804
Workday, Inc.,
Sr. Unsec’d. Notes
3.800%	04/01/32(a)	1,845	1,628,240

			2,714,044

Telecommunications — 0.6%
AT&T, Inc.,
Sr. Unsec’d. Notes
2.550%	12/01/33	346	266,074
3.500%	09/15/53	2,817	1,916,601
3.650%	09/15/59	4	2,708
4.300%	02/15/30	490	460,787
4.500%	05/15/35	1,095	995,920
British Telecommunications PLC (United Kingdom),
Sr. Unsec’d. Notes
9.625%	12/15/30	350	419,563
Level 3 Financing, Inc.,
Sr. Sec’d. Notes, 144A
3.400%	03/01/27	250	211,797
T-Mobile USA, Inc.,
Gtd. Notes
2.550%	02/15/31	965	786,404
3.875%	04/15/30	5,500	4,992,491
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.550%	03/21/31	1,515	1,246,841
2.650%	11/20/40	1,095	739,142
4.016%	12/03/29	1,365	1,277,439

			13,315,767

Transportation — 0.1%
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
6.700%	08/01/28	735	774,839
CSX Corp.,
Sr. Unsec’d. Notes
6.150%	05/01/37	690	736,375

SEE NOTES TO FINANCIAL STATEMENTS.

A50

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Transportation (cont’d.)
Norfolk Southern Corp.,
Sr. Unsec’d. Notes
5.590%	05/17/25	120	$120,984

			1,632,198

TOTAL CORPORATE BONDS (cost $287,289,569)			253,794,414

MUNICIPAL BONDS — 0.4%
Alabama — 0.0%
Alabama Economic Settlement Authority,
Taxable, Revenue Bonds, Series B
4.263%	09/15/32	180	166,736

California — 0.2%
Bay Area Toll Authority,
Revenue Bonds, BABs, Series F2
6.263%	04/01/49	1,305	1,502,478
Taxable, Revenue Bonds
2.574%	04/01/31	415	362,366
State of California,
General Obligation Unlimited, BABs
7.300%	10/01/39	1,250	1,516,791
General Obligation Unlimited, Taxable, BABs
7.500%	04/01/34	350	424,637
7.625%	03/01/40	205	258,064

			4,064,336

Colorado — 0.0%
Regional Transportation District Sales Tax Revenue,
Revenue Bonds, BABs, Series B
5.844%	11/01/50	565	608,422

Illinois — 0.0%
Chicago O’Hare International Airport,
Revenue Bonds, BABs, Series B
6.395%	01/01/40	970	1,080,758

New Jersey — 0.1%
New Jersey Turnpike Authority,
Taxable, Revenue Bonds, BABs, Series F
7.414%	01/01/40	1,000	1,236,722

New York — 0.1%
New York City Transitional Finance Authority Future Tax Secured Revenue,
Taxable, Revenue Bonds, BABs
5.767%	08/01/36	1,050	1,085,385

Ohio — 0.0%
Ohio State University (The),
Taxable, Revenue Bonds, BABs, Series C
4.910%	06/01/40	415	419,612
Ohio Water Development Authority Water Pollution Control Loan Fund,
Taxable, Revenue Bonds, BABs, Series B2
4.879%	12/01/34	275	275,582

			695,194

Oregon — 0.0%
State of Oregon Department of Transportation,
Taxable, Revenue Bonds, BABs, Series A
5.834%	11/15/34	425	455,219

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
Pennsylvania — 0.0%
Pennsylvania Turnpike Commission,
Revenue Bonds, BABs, Series B
5.511%	12/01/45	505	$507,792

Virginia — 0.0%
University of Virginia,
Taxable, Revenue Bonds, Series C
4.179%	09/01/2117	355	261,952

TOTAL MUNICIPAL BONDS (cost $9,380,780)			10,162,516

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 1.6%
Alternative Loan Trust,
Series 2004-18CB, Class 3A1
5.250%	09/25/35	10	9,323
Banc of America Mortgage Trust,
Series 2005-A, Class 2A1
2.543%(cc)	02/25/35	41	38,696
Bellemeade Re Ltd.,
Series 2021-02A, Class M1A, 144A, 30 Day Average SOFR + 1.200% (Cap N/A, Floor 1.200%)
5.128%(c)	06/25/31	1,400	1,386,225
Series 2021-03A, Class A2, 144A, 30 Day Average SOFR + 1.000% (Cap N/A, Floor 1.000%)
4.928%(c)	09/25/31	1,500	1,421,378
Series 2021-03A, Class M1A, 144A, 30 Day Average SOFR + 1.000% (Cap N/A, Floor 1.000%)
4.928%(c)	09/25/31	944	931,434
Series 2022-01, Class M1A, 144A, 30 Day Average SOFR + 1.750% (Cap N/A, Floor 1.750%)
5.678%(c)	01/26/32	2,270	2,239,529
Chase Mortgage Finance Trust,
Series 2007-A01, Class 1A5
3.492%(cc)	02/25/37	76	72,134
Credit Suisse Mortgage Trust,
Series 2018-RPL09, Class A, 144A
3.850%(cc)	09/25/57	516	482,090
Eagle Re Ltd.,
Series 2021-02, Class M1A, 144A, 30 Day Average SOFR + 1.550% (Cap N/A, Floor 1.550%)
5.478%(c)	04/25/34	3,641	3,619,504
Fannie Mae REMIC,
Series 2014-73, Class CZ
3.000%	11/25/44	2,582	2,245,929
Series 2020-24, Class SP, IO, 1 Month LIBOR + 6.050% (Cap 6.050%, Floor 0.000%)
1.661%(c)	04/25/50	810	91,244
Series 2021-03, Class JI, IO
2.500%	02/25/51	2,387	318,328
Series 2022-51, Class PS, IO, 30 Day Average SOFR + 5.950% (Cap 5.950%, Floor 0.000%)
2.022%(c)	08/25/52	1,903	129,701
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2020-HQA05, Class M2, 144A, 30 Day Average SOFR + 2.600% (Cap N/A, Floor 0.000%)
6.528%(c)	11/25/50	1,251	1,248,646

SEE NOTES TO FINANCIAL STATEMENTS.

A51

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-HQA04, Class B1, 144A, 1 Month LIBOR + 5.250% (Cap N/A, Floor 0.000%)
9.639%(c)	09/25/50	155	$158,293
Series 2021-DNA03, Class M2, 144A, 30 Day Average SOFR + 2.100% (Cap N/A, Floor 0.000%)
6.028%(c)	10/25/33	2,005	1,965,851
Series 2021-DNA05, Class M2, 144A, 30 Day Average SOFR + 1.650% (Cap N/A, Floor 0.000%)
5.578%(c)	01/25/34	170	167,989
Series 2021-HQA03, Class M1, 144A, 30 Day Average SOFR + 0.850% (Cap N/A, Floor 0.000%)
4.778%(c)	09/25/41	4,287	4,092,534
Series 2022-DNA01, Class M1A, 144A, 30 Day Average SOFR + 1.000% (Cap N/A, Floor 0.000%)
4.928%(c)	01/25/42	1,126	1,097,384
Freddie Mac REMIC,
Series 4117, Class ZC
3.000%	10/15/42	2,269	2,011,804
Series 4535, Class PA
3.000%	03/15/44	371	347,631
Series 4680, Class GZ
3.500%	03/15/47	1,216	1,054,079
Series 5021, Class SB, IO, 30 Day Average SOFR + 3.550% (Cap 3.550%, Floor 0.000%)
0.000%(c)	10/25/50	1,949	66,170
Series 5023, Class IO, IO
2.000%	10/25/50	911	106,154
Series 5222, Class SA, IO, 30 Day Average SOFR + 3.500% (Cap 3.500%, Floor 0.000%)
0.000%(c)	05/25/52	312	5,383
Government National Mortgage Assoc.,
Series 2019-69, Class KB
3.000%	06/20/49	2,400	1,905,115
Series 2021-165, Class ST, IO, 1 Month LIBOR + 3.360% (Cap 0.020%, Floor 0.000%)
0.000%(c)	01/20/50	468	154
Series 2021-177, Class SB, IO, 30 Day Average SOFR + 3.200% (Cap 3.200%, Floor 0.000%)
0.000%(c)	10/20/51	2,105	33,307
Series 2021-205, Class DS, IO, 30 Day Average SOFR + 3.200% (Cap 3.200%, Floor 0.000%)
0.000%(c)	11/20/51	3,469	54,972
Series 2022-046, Class S, IO, 30 Day Average SOFR + 3.500% (Cap 3.500%, Floor 0.000%)
0.000%(c)	03/20/52	833	14,093
Series 2022-051, Class SC, IO, 30 Day Average SOFR + 3.500% (Cap 3.500%, Floor 0.000%)
0.000%(c)	03/20/52	3,832	59,337
Series 2022-066, Class SB, IO, 30 Day Average SOFR + 3.850% (Cap 3.850%, Floor 0.000%)
0.024%(c)	04/20/52	1,300	25,113
Series 2022-068, Class SP, IO, 30 Day Average SOFR + 3.850% (Cap 3.850%, Floor 0.000%)
0.024%(c)	04/20/52	1,010	18,292

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2022-078, Class MS, IO, 30 Day Average SOFR + 3.600% (Cap 3.600%, Floor 0.000%)
0.000%(c)	04/20/52	3,331	$49,207
Series 2022-078, Class SB, IO, 30 Day Average SOFR + 3.750% (Cap 3.750%, Floor 0.000%)
0.000%(c)	04/20/52	2,229	40,057
Series 2022-093, Class GS, IO, 30 Day Average SOFR + 3.650% (Cap 3.650%, Floor 0.000%)
0.000%(c)	05/20/52	742	10,943
Series 2022-126, Class CS, IO, 30 Day Average SOFR + 3.760% (Cap 3.760%, Floor 0.000%)
0.000%(c)	07/20/52	4,445	47,686
Series 2022-133, Class SA, IO, 30 Day Average SOFR + 3.950% (Cap 3.950%, Floor 0.000%)
0.124%(c)	07/20/52	1,630	25,946
Series 2022-148, Class DS, IO, 30 Day Average SOFR + 3.600% (Cap 3.600%, Floor 0.000%)
0.000%(c)	08/20/52	1,635	20,966
Home Re Ltd.,
Series 2019-01, Class M1, 144A, 1 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)
6.039%(c)	05/25/29	116	114,092
Series 2021-02, Class M1A, 144A, 30 Day Average SOFR + 1.250% (Cap N/A, Floor 0.000%)
5.178%(c)	01/25/34	375	374,024
JPMorgan Mortgage Trust,
Series 2007-A01, Class 4A1
3.939%(cc)	07/25/35	24	23,459
Legacy Mortgage Asset Trust,
Series 2021-GS01, Class A1, 144A
1.892%	10/25/66	240	219,389
MFA Trust,
Series 2021-RPL01, Class A1, 144A
1.131%(cc)	07/25/60	1,819	1,592,362
Mill City Mortgage Loan Trust,
Series 2017-03, Class A1, 144A
2.750%(cc)	01/25/61	288	278,625
New Residential Mortgage Loan Trust,
Series 2018-04A, Class A1S, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)
5.139%(c)	01/25/48	167	160,484
Oaktown Re II Ltd.,
Series 2018-01A, Class M1, 144A, 1 Month LIBOR + 1.550% (Cap N/A, Floor 0.000%)
5.939%(c)	07/25/28	103	103,192
Oaktown Re VII Ltd.,
Series 2021-02, Class M1A, 144A, 30 Day Average SOFR + 1.600% (Cap N/A, Floor 1.600%)
5.528%(c)	04/25/34	2,700	2,642,922
PMT Credit Risk Transfer Trust,
Series 2021-01R, Class A, 144A, 1 Month LIBOR + 2.900% (Cap N/A, Floor 2.900%)
7.287%(c)	02/27/24	1,767	1,687,629
Seasoned Credit Risk Transfer Trust,
Series 2019-02, Class MA
3.500%	08/25/58	784	738,931

SEE NOTES TO FINANCIAL STATEMENTS.

A52

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#			Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-01, Class 4A3
3.780%(cc)	02/25/34		65		$60,321
TFS (Spain),
Series 2018-03, Class A1
0.000%(s)	04/16/40^	EUR	—	(r)	1,145
Towd Point Mortgage Trust,
Series 2017-05, Class A1, 144A, 1 Month LIBOR + 0.600% (Cap N/A, Floor 0.000%)
3.773%(c)	02/25/57		455		450,417
Series 2020-04, Class A1, 144A
1.750%	10/25/60		586		517,801

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $39,623,155)					36,577,414

SOVEREIGN BONDS — 0.4%
Abu Dhabi Government International Bond (United Arab Emirates),
Sr. Unsec’d. Notes, 144A
3.125%	10/11/27		2,420		2,310,344
Bermuda Government International Bond (Bermuda),
Sr. Unsec’d. Notes, 144A
2.375%	08/20/30		465		390,542
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
4.500%	01/28/26		220		206,498
Export-Import Bank of India (India),
Sr. Unsec’d. Notes, 144A
3.875%	02/01/28		745		689,497
Finnvera OYJ (Finland),
Gov’t. Gtd. Notes, 144A, MTN
2.375%	06/04/25		400		379,732
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
1.450%	09/18/26	EUR	1,510		1,469,693
3.375%	07/30/25	EUR	1,200		1,271,935
Japan Bank for International Cooperation (Japan),
Gov’t. Gtd. Notes
3.375%	10/31/23		200		197,489
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, 144A, MTN
2.125%	10/25/23		1,000		976,847
3.000%	03/12/24		200		195,528
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
4.500%	04/16/50		340		256,445
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes
2.783%	01/23/31		514		424,950
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes, 144A
5.103%	04/23/48		665		664,917
Tokyo Metropolitan Government (Japan),
Sr. Unsec’d. Notes, 144A
3.250%	06/01/23		600		594,944

Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes
5.100%	06/18/50	395	$389,470

TOTAL SOVEREIGN BONDS (cost $11,060,974)			10,418,831

U.S. GOVERNMENT AGENCY OBLIGATIONS — 12.3%
Federal Home Loan Bank
5.500%	07/15/36	850	934,469
Federal Home Loan Mortgage Corp.
1.500%	11/01/50	1,251	966,863
2.000%	01/01/32	376	342,493
2.000%	02/01/36	936	834,769
2.000%	06/01/40	744	633,720
2.000%	10/01/40	1,237	1,053,534
2.000%	09/01/50	2,835	2,318,459
2.000%	03/01/51	921	752,201
2.000%	07/01/51	2,701	2,203,833
2.000%	09/01/51	482	395,341
2.000%	10/01/51	488	397,400
2.500%	03/01/30	198	185,507
2.500%	03/01/51	675	579,636
2.500%	04/01/51	5,603	4,759,092
2.500%	05/01/51	2,550	2,163,036
2.500%	08/01/51	485	412,059
2.500%	08/01/51	2,649	2,249,064
2.500%	09/01/51	1,868	1,585,583
2.500%	09/01/51	4,509	3,828,604
2.500%	12/01/51	1,000	846,723
2.500%	12/01/51	2,895	2,450,585
3.000%	10/01/28	135	129,916
3.000%	06/01/29	299	287,897
3.000%	01/01/37	84	78,121
3.000%	06/01/42	139	126,217
3.000%	10/01/42	340	309,542
3.000%	01/01/43	320	291,559
3.000%	07/01/43	863	785,874
3.000%	11/01/49	1,142	1,009,446
3.000%	02/01/50	1,425	1,260,530
3.000%	05/01/50	296	260,876
3.000%	06/01/51	1,711	1,506,627
3.000%	01/01/52	1,000	877,986
3.000%	02/01/52	2,526	2,230,910
3.000%	02/01/52	3,882	3,408,333
3.000%	06/01/52	5,344	4,692,813
3.500%	06/01/42	146	136,649
3.500%	01/01/47	238	221,173
3.500%	02/01/47	401	372,866
3.500%	05/01/52	1,503	1,367,134
3.500%	06/01/52	2,993	2,719,556
4.000%	06/01/26	118	114,809
4.000%	09/01/26	43	41,871
4.000%	11/01/37	4,839	4,722,359
4.000%	03/01/38	166	157,584
4.000%	10/01/39	268	257,605
4.000%	09/01/40	323	310,463
4.000%	12/01/40	156	149,810
4.000%	10/01/41	132	126,728

SEE NOTES TO FINANCIAL STATEMENTS.

A53

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.000%	01/01/42		48	$46,200
4.000%	04/01/52		953	901,528
4.500%	02/01/39		37	36,541
4.500%	09/01/39		56	55,613
4.500%	10/01/39		486	482,483
4.500%	12/01/39		50	49,801
4.500%	07/01/41		64	62,702
4.500%	07/01/41		1,069	1,060,931
4.500%	08/01/41		103	101,653
4.500%	08/01/41		106	103,137
4.500%	08/01/41		169	166,690
4.500%	10/01/41		97	95,171
4.500%	12/01/47		92	90,789
4.500%	08/01/48		192	188,211
5.000%	05/01/34		12	11,888
5.000%	05/01/34		137	139,904
5.000%	10/01/35		3	3,157
5.000%	07/01/37		178	182,401
5.000%	05/01/39		27	27,671
5.000%	10/01/52		1,506	1,485,417
5.000%	11/01/52		990	975,980
5.500%	12/01/33		30	30,414
5.500%	01/01/34		28	28,622
5.500%	06/01/34		38	38,132
5.500%	07/01/34		88	90,726
5.500%	05/01/37		24	25,186
5.500%	02/01/38		186	193,431
5.500%	05/01/38		20	21,071
5.500%	07/01/38		50	52,202
6.000%	03/01/32		115	116,926
6.000%	12/01/33		22	21,904
6.000%	11/01/36		24	24,650
6.000%	01/01/37		17	17,282
6.000%	05/01/37		11	11,176
6.000%	02/01/38		2	1,881
6.000%	08/01/39		28	29,346
6.750%	03/15/31		550	647,143
7.000%	05/01/31		3	2,739
7.000%	06/01/31		11	10,780
7.000%	08/01/31		88	90,191
7.000%	10/01/31		5	5,336
Federal National Mortgage Assoc.
1.500%	02/01/42		480	388,088
1.500%	11/01/50		3,294	2,545,265
1.500%	12/01/50		3,463	2,675,551
2.000%	08/01/31		366	332,521
2.000%	02/01/41		1,574	1,340,107
2.000%	05/01/41	(k)	3,469	2,954,553
2.000%	08/01/50		1,160	950,372
2.000%	10/01/50		6,559	5,377,066
2.000%	11/01/50		1,576	1,289,113
2.000%	03/01/51		3,178	2,595,468
2.000%	05/01/51		2,821	2,302,516
2.000%	08/01/51		987	805,627
2.000%	10/01/51		2,973	2,424,169
2.500%	10/01/43		337	290,329
2.500%	12/01/46		710	612,442
2.500%	03/01/50		692	591,273

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.500%	08/01/50	2,454	$2,087,867
2.500%	02/01/51	1,336	1,132,420
2.500%	02/01/51	1,620	1,373,434
2.500%	03/01/51	1,625	1,377,252
2.500%	04/01/51	2,822	2,397,611
2.500%	08/01/51	958	813,306
2.500%	08/01/51	1,468	1,246,423
2.500%	09/01/51	1,012	858,845
2.500%	10/01/51	526	445,982
2.500%	11/01/51	2,441	2,072,203
2.500%	12/01/51	3,997	3,407,153
2.500%	02/01/52	482	410,663
2.500%	02/01/52	500	423,464
2.500%	03/01/52	499	422,804
2.500%	03/01/52	1,810	1,535,930
2.500%	04/01/52	186	157,487
2.500%	05/01/52	1,436	1,224,029
3.000%	TBA(tt)	3,000	2,632,108
3.000%	02/01/27	456	440,809
3.000%	08/01/30	434	411,872
3.000%	11/01/36	648	601,002
3.000%	12/01/42	581	528,555
3.000%	03/01/43	117	106,596
3.000%	11/01/46	417	374,103
3.000%	01/01/47	621	554,160
3.000%	02/01/47	660	590,254
3.000%	03/01/47	347	310,125
3.000%	06/01/49	15	12,876
3.000%	12/01/49	1,299	1,149,472
3.000%	01/01/50	482	425,972
3.000%	02/01/50	492	434,882
3.000%	02/01/50	2,671	2,363,707
3.000%	03/01/50	271	239,237
3.000%	04/01/51	121	106,567
3.000%	05/01/51	2,225	1,962,050
3.000%	11/01/51	114	99,852
3.000%	02/01/52	765	671,712
3.000%	03/01/52	951	838,912
3.000%	04/01/52	486	427,132
3.000%	04/01/52	975	861,244
3.000%	04/01/52	1,500	1,316,275
3.500%	07/01/31	345	335,736
3.500%	02/01/33	845	816,789
3.500%	06/01/39	258	241,171
3.500%	01/01/42	1,527	1,428,921
3.500%	05/01/42	777	727,322
3.500%	07/01/42	403	377,021
3.500%	08/01/42	153	143,125
3.500%	08/01/42	391	366,343
3.500%	09/01/42	222	207,869
3.500%	09/01/42	810	758,086
3.500%	11/01/42	110	102,728
3.500%	03/01/43	1,254	1,173,553
3.500%	04/01/43	242	226,805
3.500%	04/01/43	354	330,784
3.500%	01/01/46	632	592,989
3.500%	07/01/46	448	415,940
3.500%	11/01/46	522	484,184

SEE NOTES TO FINANCIAL STATEMENTS.

A54

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	09/01/47	271	$251,155
3.500%	01/01/48	2,292	2,125,716
3.500%	05/01/48	463	428,146
3.500%	06/01/48	463	428,781
3.500%	07/01/48	276	255,496
3.500%	03/01/49	5,420	5,022,388
3.500%	05/01/49	402	370,532
3.500%	06/01/49	226	209,800
3.500%	02/01/52	2,946	2,680,273
3.500%	03/01/52	991	908,028
3.500%	03/01/52	1,910	1,736,016
3.500%	06/01/52	997	905,819
3.500%	07/01/52	6,939	6,307,374
4.000%	TBA	500	487,323
4.000%	10/01/41	1,001	961,514
4.000%	09/01/44	677	648,250
4.000%	10/01/46	251	238,519
4.000%	02/01/47	126	119,990
4.000%	09/01/47	426	406,213
4.000%	11/01/47	295	282,245
4.000%	11/01/47	594	568,568
4.000%	03/01/49	2,726	2,599,495
4.000%	04/01/52	488	457,787
4.000%	05/01/52	1,471	1,380,315
4.000%	06/01/52	966	906,280
4.500%	TBA	32,000	30,792,202
4.500%	07/01/33	21	20,754
4.500%	08/01/33	23	22,846
4.500%	09/01/33	51	49,576
4.500%	10/01/33	3	2,637
4.500%	10/01/33	19	18,385
4.500%	10/01/33	55	54,585
4.500%	01/01/35	1	689
4.500%	07/01/39	403	398,454
4.500%	08/01/39	558	550,825
4.500%	03/01/41	184	182,145
4.500%	11/01/47	967	949,195
4.500%	01/01/49	152	148,734
5.000%	TBA(tt)	2,000	1,970,443
5.000%	03/01/34	112	113,949
5.000%	06/01/35	40	40,551
5.000%	07/01/35	53	54,183
5.000%	09/01/35	44	44,492
5.000%	11/01/35	55	56,627
5.000%	02/01/36	49	49,654
5.000%	05/01/36	24	24,809
5.000%	09/01/52	494	487,311
5.500%	TBA(tt)	2,000	2,004,933
5.500%	09/01/33	95	97,483
5.500%	10/01/33	45	45,740
5.500%	12/01/33	27	27,847
5.500%	01/01/34	1	594
5.500%	12/01/34	93	96,355
5.500%	10/01/35	197	198,522
5.500%	03/01/36	44	44,595
5.500%	05/01/36	88	90,269
5.500%	04/01/37	44	46,077
6.000%	TBA(tt)	3,000	3,044,268

Interest Rate	Maturity Date		Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
6.000%	04/01/33		7		$7,513
6.000%	06/01/33		3		2,777
6.000%	10/01/33		173		176,760
6.000%	11/01/33		2		1,987
6.000%	11/01/33		8		7,953
6.000%	11/01/33		40		40,318
6.000%	01/01/34		180		184,791
6.000%	02/01/34		33		34,161
6.000%	03/01/34		17		17,393
6.000%	03/01/34		21		21,354
6.000%	07/01/34		119		122,158
6.000%	08/01/34		1		516
6.000%	10/01/34		2		1,931
6.000%	11/01/34		2		2,240
6.000%	11/01/34		7		7,048
6.000%	01/01/35		46		47,137
6.000%	01/01/35		87		87,892
6.000%	02/01/35		34		34,564
6.000%	02/01/35		114		117,830
6.000%	03/01/35		1		882
6.000%	04/01/35		—(r	)	446
6.000%	07/01/36		17		17,707
6.000%	02/01/37		36		38,047
6.000%	05/01/37		14		14,215
6.000%	06/01/37		—(r	)	280
6.000%	08/01/37		7		6,960
6.000%	09/01/37		—(r	)	200
6.000%	10/01/37		26		27,075
6.000%	05/01/38		31		31,954
6.000%	06/01/38		1		740
6.500%	07/01/32		26		26,832
6.500%	09/01/32		1		1,306
6.500%	09/01/32		34		34,592
6.500%	09/01/32		35		35,762
6.500%	09/01/32		44		45,325
6.500%	04/01/33		41		42,255
6.500%	11/01/33		18		18,731
6.500%	01/01/34		19		19,266
6.500%	09/01/34		41		41,759
6.500%	09/01/36		40		42,533
6.500%	10/01/36		11		11,264
6.500%	01/01/37		35		36,100
6.500%	01/01/37		53		54,009
6.625%	11/15/30		1,140		1,329,773
7.000%	02/01/32		9		9,350
7.000%	05/01/32		9		9,232
7.000%	06/01/32		9		9,336
7.000%	07/01/32		29		29,841
7.125%	01/15/30(k	)	3,195		3,775,528
Government National Mortgage Assoc.
2.000%	03/20/51		782		658,666
2.000%	07/20/51		475		398,178
2.000%	10/20/51		686		576,666
2.500%	TBA		7,000		6,064,506
2.500%	03/20/43		135		119,156
2.500%	12/20/46		240		211,452
2.500%	05/20/51		399		346,699
2.500%	08/20/51		699		606,874

SEE NOTES TO FINANCIAL STATEMENTS.

A55

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.500%	11/20/51	455	$394,600
2.500%	03/20/52	5,511	4,776,399
2.500%	05/20/52	5,000	4,331,335
3.000%	TBA	11,000	9,791,999
3.000%	12/20/44	89	81,125
3.000%	03/15/45	242	216,496
3.000%	11/20/45	274	248,932
3.000%	03/20/46	562	510,323
3.000%	07/20/46	1,421	1,287,976
3.000%	08/20/46	378	341,464
3.000%	10/20/46	329	297,860
3.000%	04/20/47	463	417,235
3.000%	12/20/49	157	141,443
3.000%	01/20/50	929	835,069
3.000%	06/20/51	679	607,362
3.000%	10/20/51	1,423	1,271,467
3.000%	12/20/51	2,791	2,493,787
3.000%	04/20/52	971	865,545
3.500%	12/20/42	540	509,134
3.500%	05/20/43	165	155,533
3.500%	04/20/45	474	443,281
3.500%	07/20/46	1,716	1,600,521
3.500%	07/20/48	1,333	1,241,282
3.500%	11/20/48	437	406,260
3.500%	06/20/49	1,643	1,517,019
3.500%	09/20/52	6,467	5,942,517
4.000%	06/15/40	31	30,161
4.000%	05/20/41	28	26,583
4.000%	12/20/42	307	296,485
4.000%	08/20/44	111	106,944
4.000%	11/20/45	212	204,242
4.000%	12/20/45	579	558,549
4.000%	09/20/47	1,584	1,524,717
4.000%	02/20/49	574	549,046
4.000%	01/20/50	226	215,689
4.500%	04/15/40	180	178,786
4.500%	01/20/41	209	208,748
4.500%	02/20/41	327	325,949
4.500%	03/20/41	164	163,984
4.500%	06/20/44	242	244,196
4.500%	09/20/46	198	194,309
4.500%	11/20/46	257	258,368
4.500%	03/20/47	139	137,703
4.500%	05/20/48	225	221,219
4.500%	08/20/48	398	390,759
5.000%	TBA	500	495,365
5.000%	10/20/37	59	59,613
5.000%	04/20/45	280	284,281
5.500%	TBA	3,500	3,516,289
5.500%	08/15/33	113	114,938
5.500%	08/15/33	149	151,708
5.500%	09/15/33	34	34,284
5.500%	12/15/33	8	7,962
5.500%	03/15/34	98	99,748
5.500%	12/15/34	183	191,488
5.500%	07/15/35	31	31,932
5.500%	04/15/36	27	27,750
5.500%	09/20/52	5,992	6,033,910

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
6.000%	04/15/33	4		$4,479
6.000%	12/15/33	64		65,739
6.000%	01/15/34	18		18,312
6.000%	01/15/34	18		18,689
6.000%	01/15/34	34		35,540
6.000%	06/20/34	57		59,977
6.000%	07/15/34	42		44,794
6.500%	10/15/23	—(r	)	89
6.500%	12/15/23	—(r	)	281
6.500%	01/15/24	—(r	)	91
6.500%	01/15/24	1		836
6.500%	01/15/24	2		1,943
6.500%	01/15/24	2		2,276
6.500%	01/15/24	2		2,428
6.500%	01/15/24	7		6,876
6.500%	02/15/24	—(r	)	234
6.500%	02/15/24	—(r	)	387
6.500%	02/15/24	1		1,017
6.500%	02/15/24	1		1,273
6.500%	02/15/24	1		1,331
6.500%	03/15/24	—(r	)	11
6.500%	03/15/24	—(r	)	259
6.500%	04/15/24	—(r	)	104
6.500%	04/15/24	—(r	)	403
6.500%	04/15/24	—(r	)	417
6.500%	04/15/24	1		540
6.500%	04/15/24	2		2,084
6.500%	04/15/24	2		2,084
6.500%	05/15/24	1		600
6.500%	05/15/24	1		1,029
6.500%	05/15/24	2		2,291
6.500%	10/15/24	2		2,085
6.500%	11/15/28	2		2,549
6.500%	08/15/31	3		2,863
6.500%	12/15/31	5		5,524
6.500%	02/15/32	18		18,026
6.500%	06/15/32	10		10,582
6.500%	07/15/32	18		18,467
6.500%	08/15/32	3		3,182
6.500%	08/15/32	3		3,549
6.500%	08/15/32	6		6,551
6.500%	08/15/32	21		21,775
6.500%	08/15/32	102		105,761
6.500%	08/15/34	19		19,522
6.500%	06/15/35	18		18,909
6.500%	09/15/36	20		20,817
8.000%	01/15/24	1		1,217
Tennessee Valley Authority, Sr. Unsec’d. Notes
1.500%	09/15/31	200		157,003
7.125%	05/01/30	510		595,169

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $306,014,589)				287,552,610

U.S. TREASURY OBLIGATIONS — 1.8%
U.S. Treasury Bonds
2.000%	11/15/41	15,220		10,887,056
2.250%	05/15/41(h)	12,770		9,601,444
2.375%	02/15/42	12,375		9,455,273

SEE NOTES TO FINANCIAL STATEMENTS.

A56

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (continued)
2.500%	05/15/46	1,485	$1,112,590
2.875%	05/15/52	3,105	2,500,495
3.000%	08/15/52	1,805	1,496,458
U.S. Treasury Notes
2.375%	03/31/29	705	641,715
U.S. Treasury Strips Coupon
1.760%(s)	08/15/40	830	394,056
2.000%(s)	08/15/39	360	178,819
2.378%(s)	11/15/43	3,600	1,468,406
2.941%(s)	11/15/41	7,520	3,347,575

TOTAL U.S. TREASURY OBLIGATIONS (cost $52,249,052)			41,083,887

TOTAL LONG-TERM INVESTMENTS (cost $1,366,828,704)			2,110,928,048

		Shares
SHORT-TERM INVESTMENTS — 13.4%
AFFILIATED MUTUAL FUNDS — 13.3%
PGIM Core Ultra Short Bond Fund(wa)		265,991,591	265,991,591
PGIM Institutional Money Market Fund (cost $46,062,431; includes $45,874,955 of cash collateral for securities on loan)(b)(wa)		46,168,616	46,145,531

TOTAL AFFILIATED MUTUAL FUNDS (cost $312,054,022)			312,137,122

Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATION(k)(n) — 0.1%
U.S. Treasury Bills
4.275%	03/16/23	1,230	1,219,565

(cost $1,219,309)
TOTAL SHORT-TERM INVESTMENTS (cost $313,273,331)			313,356,687

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN—103.7% (cost $1,680,102,035)			2,424,284,735

OPTIONS WRITTEN*~ — (0.0)%
(premiums received $0)			(149)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN—103.7% (cost $1,680,102,035)			2,424,284,586
Liabilities in excess of other assets(z) — (3.7)%			(85,967,481)

NET ASSETS — 100.0%			$2,338,317,105

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail. Excludes centrally cleared swaptions.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $905,736 and 0.0% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $44,951,956; cash collateral of $45,874,955 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2022.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(oo)	Perpetual security. Maturity date represents next call date.
(r)	Principal or notional amount is less than $500 par.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(tt)	All or partial principal amount represents “TBA” mortgage dollar rolls. The aggregate mortgage dollar roll principal amount of 10,000,000 is 0.4% of net assets.
(wa)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

SEE NOTES TO FINANCIAL STATEMENTS.

A57

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Forward Commitment Contracts:

U.S. Government Agency Obligations	Interest Rate	Maturity Date	Settlement Date	Principal Amount (000)#	Value
Federal National Mortgage Assoc.	2.500%	TBA	01/12/23	(1,000)	$(846,514)
Federal National Mortgage Assoc.	4.000%	TBA	01/12/23	(1,000)	(937,660)

TOTAL FORWARD COMMITMENT CONTRACTS (proceeds receivable $1,810,703)					$(1,784,174)

Options Written:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
GS_21-PJA^	Put	GSI	06/17/24	0.25%	0.25%(M)	GS_21-PJA(M)	9,100	$(149)

(premiums received $0)

Options Purchased:

Centrally Cleared Swaptions

Description	Call/ Put	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.03%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	10,800	$2,586	$(50,334)
CDX.NA.IG.39.V1, 12/20/27	Put	02/15/23	0.90%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	9,270	18,322	(16,318)
CDX.NA.IG.39.V1, 12/20/27	Put	03/15/23	0.80%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	12,950	60,188	19,524

Total Centrally Cleared Swaptions (cost $128,223)							$81,096	$(47,128)

Options Written:

Centrally Cleared Swaptions

Description	Call/ Put	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value at December 31, 2022	Unrealized Appreciation (Depreciation)
CDX.NA.IG.39.V1, 12/20/27	Call	01/18/23	0.90%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	10,800	$(41,872)	$(19,192)
CDX.NA.IG.39.V1, 12/20/27	Call	02/15/23	0.80%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	9,270	(16,384)	3,854
CDX.NA.IG.39.V1, 12/20/27	Call	03/15/23	0.73%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	12,950	(12,083)	15,112
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.30%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	10,800	(869)	24,511
CDX.NA.IG.39.V1, 12/20/27	Put	02/15/23	1.15%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	9,270	(5,085)	8,664
CDX.NA.IG.39.V1, 12/20/27	Put	03/15/23	1.10%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	12,950	(17,747)	(6,092)

Total Centrally Cleared Swaptions (premiums received $120,897)							$(94,040)	$26,857

Futures contracts outstanding at December 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
227	2 Year U.S. Treasury Notes	Mar. 2023	$46,552,735	$45,949
316	5 Year U.S. Treasury Notes	Mar. 2023	34,105,782	(369,614)

SEE NOTES TO FINANCIAL STATEMENTS.

A58

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Futures contracts outstanding at December 31, 2022 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions (cont’d):
342	10 Year U.S. Treasury Notes	Mar. 2023	$38,405,533	$(530,223)
86	30 Year U.S. Ultra Treasury Bonds	Mar. 2023	11,550,875	(212,003)
5	Mini MSCI EAFE Index	Mar. 2023	487,350	(8,476)
86	S&P 500 E-Mini Index	Mar. 2023	16,602,300	(464,197)

				(1,538,564)

Short Positions:
23	5 Year Euro-Bobl	Mar. 2023	2,849,805	91,540
11	10 Year Euro-Bund	Mar. 2023	1,565,244	104,400
25	10 Year U.S. Ultra Treasury Notes	Mar. 2023	2,957,031	18,974
412	20 Year U.S. Treasury Bonds	Mar. 2023	51,641,625	295,718
14	Euro Schatz Index	Mar. 2023	1,579,856	19,396

				530,028

				$(1,008,536)

Forward foreign currency exchange contracts outstanding at December 31, 2022:

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Canadian Dollar,
Expiring 01/19/23	HSBC	CAD	429	$310,865	$316,887	$—	$(6,022)
Euro,
Expiring 01/12/23	BNP	EUR	15,430	15,993,843	16,532,202	—	(538,359)

				$16,304,708	$16,849,089	$—	$(544,381)

Credit default swap agreement outstanding at December 31, 2022:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2022(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreement on asset-backed and/or mortgage-backed securities - Sell Protection(2)^:
GS_21-PJA	01/14/23	0.250%(M)	5,100	*	$1,733	$(35)	$1,768	GSI

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1):
Credit Suisse Group AG	06/20/26	1.000%(Q)	2,000	$171,504	$115,683	$55,821	BARC
Credit Suisse Group AG	06/20/26	1.000%(Q)	2,000	171,503	112,839	58,664	BARC
Credit Suisse Group AG	06/20/26	1.000%(Q)	2,000	171,504	126,934	44,570	BARC

				$514,511	$355,456	$159,055

SEE NOTES TO FINANCIAL STATEMENTS.

A59

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Credit default swap agreement outstanding at December 31, 2022: (continued)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.NA.IG.39.V1	12/20/27	1.000%(Q)	22,520	$(97,932)	$(186,992)	$(89,060)

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Portfolio is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total return swap agreements outstanding at December 31, 2022:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)

OTC Total Return Swap Agreements:
Total Return Benchmark Bond Index(T)	1 Day USOIS -50bps(Q)/ 3.830%	JPM	03/20/23	(4,897)	$(329,975)	$—	$(329,975)
U.S. Treasury Bond(T)	1 Day USOIS +9bps(T)/ 4.420%	JPM	01/18/23	6,655	39,220	—	39,220
U.S. Treasury Bond(T)	1 Day USOIS +6bps(T)/ 4.390%	GSI	01/19/23	12,240	116,052	—	116,052
U.S. Treasury Bond(T)	1 Day USOIS +10bps(T)/ 4.430%	JPM	01/23/23	11,775	331,454	—	331,454

SEE NOTES TO FINANCIAL STATEMENTS.

A60

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Total return swap agreements outstanding at December 31, 2022 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)

OTC Total Return Swap Agreements (cont’d.):
U.S. Treasury Bond(T)	1 Day USOIS +12bps(T)/ 4.450%	JPM	01/26/23	10,220	$448,783	$—	$448,783
U.S. Treasury Bond(T)	1 Day USOIS +6bps(T)/ 4.390%	GSI	01/27/23	16,755	348,063	—	348,063
U.S. Treasury Bond(T)	1 Day USOIS +15bps(T)/ 4.480%	BOA	02/10/23	19,230	600,928	—	600,928
U.S. Treasury Bond(T)	1 Day USOIS +13bps(T)/ 4.460%	JPM	02/23/23	13,010	14,571	—	14,571

					$1,569,096	$—	$1,569,096

(1)

On a long total return swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$355,456	$(35)	$2,059,894	$(329,975)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
CIGM	$—	$2,218,888
GS	—	1,219,565

Total	$—	$3,438,453

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks	$1,114,034,287	$29,919,914	$—
Exchange-Traded Funds	13,562,811	—	—
Preferred Stocks	1,273,300	166,065	—
Rights	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A61

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Asset-Backed Securities
Automobiles	$—	$47,132,206	$—
Collateralized Loan Obligations	—	104,560,809	—
Consumer Loans	—	6,448,851	—
Equipment	—	5,400,019	—
Other	—	2,870,782	—
Residential Mortgage-Backed Securities	—	245,264	903,007
Student Loans	—	7,442,363	—
Corporate Bonds	—	253,794,414	—
Commercial Mortgage-Backed Securities	—	137,378,698	—
Municipal Bonds	—	10,162,516	—
Residential Mortgage-Backed Securities	—	36,576,269	1,145
Sovereign Bonds	—	10,418,831	—
U.S. Government Agency Obligations	—	287,552,610	—
U.S. Treasury Obligations	—	41,083,887	—
Short-Term Investments
Affiliated Mutual Funds	312,137,122	—	—
U.S. Treasury Obligation	—	1,219,565	—

Total	$1,441,007,520	$982,373,063	$904,152

Liabilities
Option Written	$—	$—	$(149)

Other Financial Instruments*
Assets
Centrally Cleared Swaptions Purchased	$—	$19,524	$—
Centrally Cleared Swaptions Written	—	52,141	—
Futures Contracts	575,977	—	—
OTC Credit Default Swap Agreements	—	514,511	1,733
OTC Total Return Swap Agreements	—	1,899,071	—

Total	$575,977	$2,485,247	$1,733

Liabilities
Forward Commitment Contracts	$—	$(1,784,174)	$—
Centrally Cleared Swaptions Purchased	—	(66,652)	—
Centrally Cleared Swaptions Written	—	(25,284)	—
Futures Contracts	(1,584,513)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(544,381)	—
Centrally Cleared Credit Default Swap Agreement	—	(89,060)	—
OTC Total Return Swap Agreement	—	(329,975)	—

Total	$(1,584,513)	$(2,839,526)	$—

*

Other financial instruments are derivative instruments, with the exception of forward commitment contracts and centrally cleared swaptions, and are not reflected in the Schedule of Investments. Centrally cleared swaptions, futures, forwards and centrally cleared swap contracts are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value. Forward commitment contracts are recorded at market value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2022 were as follows:

Affiliated Mutual Funds (2.0% represents investments purchased with collateral from securities on loan)	13.3%
U.S. Government Agency Obligations	12.3
Commercial Mortgage-Backed Securities	5.9
Banks	5.0
Collateralized Loan Obligations	4.5

Software	4.1%
Pharmaceuticals	3.0
Technology Hardware, Storage & Peripherals	3.0
Automobiles	2.7
Semiconductors & Semiconductor Equipment	2.5
Oil, Gas & Consumable Fuels	2.4

SEE NOTES TO FINANCIAL STATEMENTS.

A62

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Industry Classification (continued):

IT Services	2.2%
Interactive Media & Services	1.9
U.S. Treasury Obligations	1.9
Health Care Providers & Services	1.8
Residential Mortgage-Backed Securities	1.7
Capital Markets	1.6
Insurance	1.4
Health Care Equipment & Supplies	1.3
Equity Real Estate Investment Trusts (REITs)	1.3
Biotechnology	1.3
Aerospace & Defense	1.2
Specialty Retail	1.2
Internet & Direct Marketing Retail	1.2
Diversified Financial Services	1.1
Electric	1.1
Chemicals	1.0
Electric Utilities	1.0
Beverages	1.0
Hotels, Restaurants & Leisure	1.0
Machinery	0.9
Life Sciences Tools & Services	0.9
Media	0.8
Household Products	0.8
Food & Staples Retailing	0.8
Pipelines	0.7
Entertainment	0.6
Food Products	0.6
Exchange-Traded Funds	0.6
Telecommunications	0.6
Industrial Conglomerates	0.5
Oil & Gas	0.5
Diversified Telecommunication Services	0.5
Multi-Utilities	0.5
Sovereign Bonds	0.4
Municipal Bonds	0.4
Communications Equipment	0.4
Road & Rail	0.4
Tobacco	0.4
Student Loans	0.3
Electronic Equipment, Instruments & Components	0.3
Auto Manufacturers	0.3
Retail	0.3
Air Freight & Logistics	0.3
Textiles, Apparel & Luxury Goods	0.3
Electrical Equipment	0.3
Metals & Mining	0.3
Consumer Loans	0.3
Foods	0.3
Real Estate Investment Trusts (REITs)	0.2
Consumer Finance	0.2
Airlines	0.2
Commercial Services & Supplies	0.2
Multiline Retail	0.2
Equipment	0.2
Building Products	0.2
Healthcare-Services	0.2
Energy Equipment & Services	0.2
Agriculture	0.2

Professional Services	0.2%
Packaging & Containers	0.2
Household Durables	0.2
Trading Companies & Distributors	0.2
Gas	0.1
Containers & Packaging	0.1
Miscellaneous Manufacturing	0.1
Wireless Telecommunication Services	0.1
Commercial Services	0.1
Other	0.1
Personal Products	0.1
Semiconductors	0.1
Housewares	0.1
Distributors	0.1
Transportation	0.1
Office/Business Equipment	0.1
Engineering & Construction	0.1
Construction Materials	0.1
Healthcare-Products	0.1
Auto Components	0.1
Construction & Engineering	0.1
Home Builders	0.0	*
Real Estate Management & Development	0.0	*
Water Utilities	0.0	*
Independent Power & Renewable Electricity Producers	0.0	*
Building Materials	0.0	*
Gas Utilities	0.0	*
Internet	0.0	*
Apparel	0.0	*
Multi-National	0.0	*
Leisure Products	0.0	*
Marine	0.0	*
Forest Products & Paper	0.0	*
Paper & Forest Products	0.0	*

	103.7
Option Written	(0.0	)*
Liabilities in excess of other assets	(3.7)

	100.0%

*	Less than +/- 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A63

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps and swaptions	$71,665	*	Due from/to broker-variation margin swaps and swaptions	$180,996	*
Credit contracts	Premiums paid for OTC swap agreements	355,456		Premiums received for OTC swap agreements	35
Credit contracts	—	—		Options written outstanding, at value	149
Credit contracts	Unrealized appreciation on OTC swap agreements	160,823		—	—
Equity contracts	—	—		Due from/to broker-variation margin futures	472,673	*
Foreign exchange contracts	—	—		Unrealized depreciation on OTC forward foreign currency exchange contracts	544,381
Interest rate contracts	Due from/to broker-variation margin futures	575,977	*	Due from/to broker-variation margin futures	1,111,840	*
Interest rate contracts	Unrealized appreciation on OTC swap agreements	1,899,071		Unrealized depreciation on OTC swap agreements	329,975

		$3,062,992			$2,640,049

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures, centrally cleared swap contracts, and centrally cleared swaptions. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$(375,543)	$367,663	$—	$—	$151,586
Equity contracts	—	—	(4,428,356)	—	—
Foreign exchange contracts	—	—	—	1,957,920	—
Interest rate contracts	—	—	(26,439,214)	—	(11,073,117)

Total	$(375,543)	$367,663	$(30,867,570)	$1,957,920	$(10,921,531)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$(13,841)	$43,689	$—	$—	$66,906
Equity contracts	—	—	(831,783)	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A64

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward Currency Exchange Contracts	Swaps
Foreign exchange contracts	$—	$—	$—	$(301,006)	$—
Interest rate contracts	—	—	(1,844,659)	—	3,643,684

Total	$(13,841)	$43,689	$(2,676,442)	$(301,006)	$3,710,590

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2022, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Options Purchased (1)	$ 94,423
Options Written (2)	69,744,000
Futures Contracts - Long Positions (2)	187,124,962
Futures Contracts - Short Positions (2)	52,798,189
Forward Foreign Currency Exchange Contracts - Purchased (3)	10,577,331
Forward Foreign Currency Exchange Contracts - Sold (3)	30,184,543
Credit Default Swap Agreements - Buy Protection (2)	17,866,000
Credit Default Swap Agreements - Sell Protection (2)	8,830,224
Total Return Swap Agreements (2)	40,902,385
Inflation Swap Agreements (2)	5,735,000

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2022.
(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$44,951,956	$(44,951,956)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

BARC	$514,511	$—	$514,511	$(514,511)	$—
BNP	—	(538,359)	(538,359)	247,470	(290,889)
BOA	600,928	—	600,928	(600,928)	—
GSI	465,883	(184)	465,699	(465,699)	—
HSBC	—	(6,022)	(6,022)	—	(6,022)
JPM	834,028	(329,975)	504,053	(504,053)	—

	$2,415,350	$(874,540)	$1,540,810	$(1,837,721)	$(296,911)

SEE NOTES TO FINANCIAL STATEMENTS.

A65

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A66

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2022

ASSETS
Investments at value, including securities on loan of $44,951,956:
Unaffiliated investments (cost $1,368,048,013)	$2,112,147,613
Affiliated investments (cost $312,054,022)	312,137,122
Foreign currency, at value (cost $160,004)	160,971
Receivable for investments sold	53,205,171
Dividends and interest receivable	6,949,746
Unrealized appreciation on OTC swap agreements	2,059,894
Premiums paid for OTC swap agreements	355,456
Tax reclaim receivable	331,598
Receivable for Portfolio shares sold	10,764
Receivable from affiliate	1,300
Due from broker-variation margin swaps and swaptions	536
Prepaid expenses	20,506

Total Assets	2,487,380,677

LIABILITIES
Payable for investments purchased	97,757,242
Payable to broker for collateral for securities on loan	45,874,955
Forward commitment contracts, at value (proceeds receivable $1,810,703)	1,784,174
Management fee payable	1,111,586
Accrued expenses and other liabilities	1,074,132
Unrealized depreciation on OTC forward foreign currency exchange contracts	544,381
Payable for Portfolio shares purchased	398,337
Unrealized depreciation on OTC swap agreements	329,975
Due to broker-variation margin futures	113,385
Payable to affiliate	70,063
Trustees’ fees payable	1,629
Distribution fee payable	1,428
Payable to custodian	1,121
Affiliated transfer agent fee payable	980
Options written outstanding, at value	149
Premiums received for OTC swap agreements	35

Total Liabilities	149,063,572

NET ASSETS	$2,338,317,105

Net assets were comprised of:
Partners’ Equity	$2,338,317,105

Class I:
Net asset value and redemption price per share, $2,331,607,006 / 68,905,541 outstanding shares of beneficial interest	$33.84

Class III:
Net asset value and redemption price per share, $6,710,099 / 199,138 outstanding shares of beneficial interest	$33.70

STATEMENT OF OPERATIONS

Year Ended December 31, 2022

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income (net of $498 foreign withholding tax)	$27,863,338
Unaffiliated dividend income (net of $142,196 foreign withholding tax, of which $21,630 is reimbursable by an affiliate)	21,037,885
Affiliated dividend income	6,119,960
Income from securities lending, net (including affiliated income of $77,097)	89,476

Total income	55,110,659

EXPENSES
Management fee	13,850,406
Distribution fee—Class III	13,243
Custodian and accounting fees	254,630
Shareholders’ reports	51,609
Audit fee	49,500
Trustees’ fees	47,439
Legal fees and expenses	34,564
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,682
Miscellaneous	76,919

Total expenses	14,388,992

NET INVESTMENT INCOME (LOSS)	40,721,667

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $16,548)	77,442,062
Futures transactions	(30,867,570)
Forward currency contract transactions	1,957,920
Options written transactions	367,663
Swap agreements transactions	(10,921,531)
Foreign currency transactions	(838,243)

37,140,301

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $5,262)	(498,076,675)
Futures	(2,676,442)
Forward currency contracts	(301,006)
Options written	43,689
Swap agreements	3,710,590
Foreign currencies	32,131

(497,267,713)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(460,127,412)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(419,405,745)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$40,721,667	$29,759,603
Net realized gain (loss) on investment and foreign currency transactions	37,140,301	183,271,608
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(497,267,713)	138,627,524

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(419,405,745)	351,658,735

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold	21,707,452	16,716,926
Portfolio shares purchased	(163,027,170)	(179,291,386)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(141,319,718)	(162,574,460)

TOTAL INCREASE (DECREASE)	(560,725,463)	189,084,275
NET ASSETS:
Beginning of year	2,899,042,568	2,709,958,293

End of year	$2,338,317,105	$2,899,042,568

SEE NOTES TO FINANCIAL STATEMENTS.

A67

PSF PGIM 50/50 BALANCED PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

Class I
	Year Ended December 31,
	2022	2021	2020	2019		2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$39.67	$34.99	$31.40	$26.50		$27.17

Income (Loss) From Investment Operations:
Net investment income (loss)	0.57	0.40	0.50	0.59		0.53
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(6.40)	4.28	3.09	4.31		(1.20)

Total from investment operations	(5.83)	4.68	3.59	4.90		(0.67)

Capital Contributions	—	—	—	—	(b)(c)	—	(b)(c)

Net Asset Value, end of year	$33.84	$39.67	$34.99	$31.40		$26.50

Total Return(d)	(14.70)%	13.38%	11.43%	18.49	%(e)	(2.47	)%(e)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,332	$2,896	$2,710	$2,597		$2,370
Average net assets (in millions)	$2,513	$2,800	$2,540	$2,506		$2,535
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.57%	0.57%	0.58%	0.59%		0.59%
Expenses before waivers and/or expense reimbursement	0.57%	0.57%	0.58%	0.59%		0.59%
Net investment income (loss)	1.62%	1.06%	1.58%	2.02%		1.94%
Portfolio turnover rate(g)(h)	96%	69%	75%	90%		101%

Class III
	Year Ended December 31, 2022	April 26, 2021(i) through December 31, 2021
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$39.60	$36.75

Income (Loss) From Investment Operations:
Net investment income (loss)	0.52	0.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(6.42)	2.64

Total from investment operations	(5.90)	2.85

Net Asset Value, end of period	$33.70	$39.60

Total Return(d)	(14.90)%	7.76%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$7	$3
Average net assets (in millions)	$5	$1
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.82%	0.81	%(j)
Expenses before waivers and/or expense reimbursement	0.82%	0.81	%(j)
Net investment income (loss)	1.48%	0.76	%(j)
Portfolio turnover rate(g)(h)	96%	69%

(a)	Calculated based on average shares outstanding during the period.
(b)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(h)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(i)	Commencement of offering.
(j)	Annualized, with the exception of certain non-recurring expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

A68

PSF PGIM FLEXIBLE MANAGED PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

LONG-TERM INVESTMENTS — 95.1%
COMMON STOCKS — 59.7%
Aerospace & Defense — 1.2%
BAE Systems PLC (United Kingdom)	9,579	$98,936
General Dynamics Corp.	60,700	15,060,277
Howmet Aerospace, Inc.	202,900	7,996,289
Kongsberg Gruppen ASA (Norway)	260	11,066
Lockheed Martin Corp.	39,900	19,410,951
MTU Aero Engines AG (Germany)	655	140,914
Textron, Inc.	42,500	3,009,000
Thales SA (France)	324	41,397
TransDigm Group, Inc.	5,500	3,463,075

		49,231,905

Air Freight & Logistics — 0.3%
FedEx Corp.	64,600	11,188,720

Airlines — 0.2%
Alaska Air Group, Inc.*	188,500	8,094,190
Deutsche Lufthansa AG (Germany)*	1,806	14,887
Qantas Airways Ltd. (Australia)*	2,977	12,050
Singapore Airlines Ltd. (Singapore)	4,200	17,341
United Airlines Holdings, Inc.*	38,500	1,451,450

		9,589,918

Auto Components — 0.2%
BorgWarner, Inc.	181,400	7,301,350

Automobiles — 0.8%
Bayerische Motoren Werke AG (Germany)	671	59,407
Ferrari NV (Italy)	375	80,415
General Motors Co.	283,800	9,547,032
Honda Motor Co. Ltd. (Japan)	4,800	109,483
Mazda Motor Corp. (Japan)	1,700	12,743
Stellantis NV	24,957	354,648
Subaru Corp. (Japan)	17,200	260,409
Suzuki Motor Corp. (Japan)	1,000	32,027
Tesla, Inc.*	176,200	21,704,316
Toyota Motor Corp. (Japan)	13,200	180,082
Volkswagen AG (Germany)	88	13,805

		32,354,367

Banks — 2.3%
ABN AMRO Bank NV (Netherlands), 144A, CVA	6,436	89,126
ANZ Group Holdings Ltd. (Australia)	12,387	199,541
Banco Santander SA (Spain)	11,084	33,142
Bank Hapoalim BM (Israel)	4,211	37,916
Bank Leumi Le-Israel BM (Israel)	34,068	283,746
Bank of America Corp.	436,900	14,470,128
Barclays PLC (United Kingdom)	189,362	360,320
Citigroup, Inc.	365,450	16,529,303
Citizens Financial Group, Inc.	180,300	7,098,411
Commerzbank AG (Germany)*	3,294	30,798
Commonwealth Bank of Australia (Australia)	4,864	337,828
DBS Group Holdings Ltd. (Singapore)	16,900	427,766
DNB Bank ASA (Norway)	10,338	204,177
HSBC Holdings PLC (United Kingdom)	16,723	103,641
ING Groep NV (Netherlands)	28,695	349,539

	Shares	Value

COMMON STOCKS (continued)
Banks (cont’d.)
Israel Discount Bank Ltd. (Israel) (Class A Stock)	3,668	$19,257
JPMorgan Chase & Co.	128,294	17,204,225
KBC Group NV (Belgium)	390	25,110
Lloyds Banking Group PLC (United Kingdom)	695,750	379,681
Mizrahi Tefahot Bank Ltd. (Israel)	456	14,718
National Australia Bank Ltd. (Australia)	1,368	27,775
NatWest Group PLC (United Kingdom)	15,778	50,320
Nordea Bank Abp (Finland)	10,332	110,676
Oversea-Chinese Banking Corp. Ltd. (Singapore)	15,600	141,898
Signature Bank	20,800	2,396,576
Skandinaviska Enskilda Banken AB (Sweden) (Class A Stock)	4,686	53,949
Sumitomo Mitsui Financial Group, Inc. (Japan)	3,700	148,860
Swedbank AB (Sweden) (Class A Stock)	2,800	47,625
Truist Financial Corp.	179,700	7,732,491
Wells Fargo & Co.	532,100	21,970,409

		90,878,952

Beverages — 1.3%
Coca-Cola Co. (The)	252,700	16,074,247
Constellation Brands, Inc. (Class A Stock)	18,400	4,264,200
Diageo PLC (United Kingdom)	1,139	49,856
Heineken Holding NV (Netherlands)	341	26,336
Heineken NV (Netherlands)	755	71,115
PepsiCo, Inc.	165,800	29,953,428

		50,439,182

Biotechnology — 1.3%
AbbVie, Inc.	103,500	16,726,635
Amgen, Inc.	19,300	5,068,952
Gilead Sciences, Inc.	120,550	10,349,218
Regeneron Pharmaceuticals, Inc.*	4,900	3,535,301
Swedish Orphan Biovitrum AB (Sweden)*	494	10,224
United Therapeutics Corp.*	2,800	778,652
Vertex Pharmaceuticals, Inc.*	56,100	16,200,558

		52,669,540

Building Products — 0.2%
Assa Abloy AB (Sweden) (Class B Stock)	2,997	64,463
Carrier Global Corp.	99,500	4,104,375
Cie de Saint-Gobain (France)	2,983	145,931
Johnson Controls International PLC	11,100	710,400
Lixil Corp. (Japan)	1,400	21,107
Nibe Industrier AB (Sweden) (Class B Stock)	4,437	41,414
Trane Technologies PLC	9,300	1,563,237
Xinyi Glass Holdings Ltd. (China)	6,000	11,085

		6,662,012

SEE NOTES TO FINANCIAL STATEMENTS.

A69

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Capital Markets — 1.8%
3i Group PLC (United Kingdom)	15,710	$253,361
Ameriprise Financial, Inc.	6,800	2,117,316
Bank of New York Mellon Corp. (The)	196,100	8,926,472
Carlyle Group, Inc. (The)	33,600	1,002,624
Charles Schwab Corp. (The)	199,600	16,618,696
CME Group, Inc.	38,500	6,474,160
Deutsche Bank AG (Germany)	29,925	336,404
Deutsche Boerse AG (Germany)	568	97,804
Goldman Sachs Group, Inc. (The)	37,400	12,842,412
Hargreaves Lansdown PLC (United Kingdom)	1,106	11,389
Intercontinental Exchange, Inc.	49,000	5,026,910
Invesco Ltd.	133,000	2,392,670
Julius Baer Group Ltd. (Switzerland)	1,020	59,365
Macquarie Group Ltd. (Australia)	1,812	204,554
MarketAxess Holdings, Inc.	9,200	2,565,788
Morgan Stanley	40,000	3,400,800
MSCI, Inc.	11,800	5,489,006
Nasdaq, Inc.	48,100	2,950,935
Partners Group Holding AG (Switzerland)	68	60,213
Schroders PLC (United Kingdom)	2,394	12,579
Singapore Exchange Ltd. (Singapore)	25,200	168,509
UBS Group AG (Switzerland)	27,197	505,490

		71,517,457

Chemicals — 1.0%
Air Products & Chemicals, Inc.	2,300	708,998
Albemarle Corp.	48,500	10,517,710
BASF SE (Germany)	1,241	61,105
Celanese Corp.	15,700	1,605,168
Clariant AG (Switzerland)*	660	10,482
ICL Group Ltd. (Israel)	2,068	14,942
Linde PLC (United Kingdom)	36,300	11,840,334
LyondellBasell Industries NV (Class A Stock)	105,300	8,743,059
Mitsubishi Chemical Group Corp. (Japan)	3,800	19,673
Mosaic Co. (The)	87,000	3,816,690
Nitto Denko Corp. (Japan)	500	28,797
OCI NV (Netherlands)	1,174	41,973
Sherwin-Williams Co. (The)	4,900	1,162,917
Shin-Etsu Chemical Co. Ltd. (Japan)	1,100	134,324
Solvay SA (Belgium)	2,797	282,794
Tosoh Corp. (Japan)	800	9,513
Yara International ASA (Brazil)	6,343	278,565

		39,277,044

Commercial Services & Supplies — 0.2%
Rollins, Inc.	18,600	679,644
Securitas AB (Sweden) (Class B Stock)	1,439	12,008
Waste Management, Inc.	42,500	6,667,400

		7,359,052

Communications Equipment — 0.6%
Arista Networks, Inc.*	42,200	5,120,970
Cisco Systems, Inc.	433,100	20,632,884

	Shares	Value

COMMON STOCKS (continued)
Communications Equipment (cont’d.)
Nokia OYJ (Finland)	15,940	$74,053

		25,827,907

Construction & Engineering — 0.0%
Eiffage SA (France)	250	24,591
Kajima Corp. (Japan)	1,300	15,128
Valmont Industries, Inc.	2,500	826,675
Vinci SA (France)	4,289	427,558

		1,293,952

Construction Materials — 0.2%
Eagle Materials, Inc.	60,700	8,063,995
HeidelbergCement AG (Germany)	432	24,479

		8,088,474

Consumer Finance — 0.4%
American Express Co.	44,800	6,619,200
Capital One Financial Corp.	72,600	6,748,896
Synchrony Financial	103,500	3,401,010

		16,769,106

Containers & Packaging — 0.3%
Berry Global Group, Inc.	15,100	912,493
Westrock Co.	284,900	10,017,084

		10,929,577

Distributors — 0.2%
D’ieteren Group (Belgium)	80	15,353
Genuine Parts Co.	15,200	2,637,352
LKQ Corp.	110,500	5,901,805

		8,554,510

Diversified Financial Services — 0.9%
Berkshire Hathaway, Inc. (Class B Stock)*	119,450	36,898,105
Industrivarden AB (Sweden) (Class A Stock)	380	9,243
Investor AB (Sweden) (Class A Stock)	1,443	26,846
ORIX Corp. (Japan)	8,400	134,456

		37,068,650

Diversified Telecommunication Services — 0.6%
AT&T, Inc.	599,000	11,027,590
Bezeq The Israeli Telecommunication Corp. Ltd. (Israel)	12,038	20,651
Deutsche Telekom AG (Germany)	13,614	270,872
HKT Trust & HKT Ltd. (Hong Kong)	11,000	13,465
Koninklijke KPN NV (Netherlands)	9,590	29,684
Nippon Telegraph & Telephone Corp. (Japan)	400	11,408
Spark New Zealand Ltd. (New Zealand)	42,247	144,644
Telefonica Deutschland Holding AG (Germany)	68,471	168,166
Telstra Group Ltd. (Australia)	12,628	34,152
Verizon Communications, Inc.	295,988	11,661,927

		23,382,559

SEE NOTES TO FINANCIAL STATEMENTS.

A70

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Electric Utilities — 1.2%
CK Infrastructure Holdings Ltd. (Hong Kong)	2,000	$10,436
Duke Energy Corp.	10,900	1,122,591
Edison International	126,000	8,016,120
Endesa SA (Spain)	3,866	72,861
Enel SpA (Italy)	74,321	399,709
Entergy Corp.	46,800	5,265,000
Exelon Corp.	354,000	15,303,420
Fortum OYJ (Finland)	1,144	19,052
Iberdrola SA (Spain)	17,219	201,006
NextEra Energy, Inc.	116,500	9,739,400
NRG Energy, Inc.	187,900	5,978,978
Origin Energy Ltd. (Australia)	5,275	27,609
Power Assets Holdings Ltd. (Hong Kong)	4,500	24,595
SSE PLC (United Kingdom)	14,458	297,357
Terna - Rete Elettrica Nazionale (Italy)	4,240	31,313

		46,509,447

Electrical Equipment — 0.4%
ABB Ltd. (Switzerland)	4,604	140,318
Acuity Brands, Inc.	5,800	960,538
AMETEK, Inc.	11,900	1,662,668
Eaton Corp. PLC	6,500	1,020,175
Emerson Electric Co.	25,400	2,439,924
Fuji Electric Co. Ltd. (Japan)	300	11,322
Hubbell, Inc.	39,600	9,293,328
Prysmian SpA (Italy)	775	28,796

		15,557,069

Electronic Equipment, Instruments & Components — 0.3%
Amphenol Corp. (Class A Stock)	13,700	1,043,118
Corning, Inc.	181,200	5,787,528
Halma PLC (United Kingdom)	800	19,052
Hamamatsu Photonics KK (Japan)	500	23,864
Hirose Electric Co. Ltd. (Japan)	700	87,795
Keysight Technologies, Inc.*	21,300	3,643,791
Venture Corp. Ltd. (Singapore)	2,600	33,140
Yokogawa Electric Corp. (Japan)	600	9,522

		10,647,810

Energy Equipment & Services — 0.4%
Halliburton Co.	386,700	15,216,645
Schlumberger Ltd.	20,000	1,069,200

		16,285,845

Entertainment — 0.9%
Electronic Arts, Inc.	61,500	7,514,070
Netflix, Inc.*	39,900	11,765,712
Nintendo Co. Ltd. (Japan)	3,300	138,754
Walt Disney Co. (The)*	184,700	16,046,736

		35,465,272

Equity Real Estate Investment Trusts (REITs) — 1.4%
American Tower Corp.	21,300	4,512,618
Americold Realty Trust, Inc.(a)	110,400	3,125,424
AvalonBay Communities, Inc.	11,500	1,857,480
Camden Property Trust	6,400	716,032

	Shares	Value

COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (REITs) (cont’d.)
Dexus (Australia)	3,128	$16,422
Equinix, Inc.	12,200	7,991,366
Equity Residential	19,000	1,121,000
GLP J-REIT (Japan)	12	13,820
Goodman Group (Australia)	19,591	230,397
Host Hotels & Resorts, Inc.	235,700	3,782,985
Hudson Pacific Properties, Inc.	98,700	960,351
Japan Real Estate Investment Corp. (Japan)	3	13,177
Klepierre SA (France)*	12,291	283,684
Nomura Real Estate Master Fund, Inc. (Japan)	12	14,867
Park Hotels & Resorts, Inc.	57,000	672,030
Public Storage	39,700	11,123,543
SBA Communications Corp.	18,600	5,213,766
Scentre Group (Australia)	8,151	15,866
Simon Property Group, Inc.	49,500	5,815,260
Stockland (Australia)	7,056	17,378
Unibail-Rodamco-Westfield (France)*	352	18,401
Ventas, Inc.	173,100	7,798,155
Vicinity Ltd. (Australia)	11,837	15,984
Warehouses De Pauw CVA (Belgium)	456	13,063
Weyerhaeuser Co.	67,200	2,083,200

		57,426,269

Food & Staples Retailing — 0.9%
Albertson’s Cos., Inc. (Class A Stock)(a)	180,800	3,749,792
Carrefour SA (France)	1,718	28,735
Coles Group Ltd. (Australia)	3,495	39,618
Costco Wholesale Corp.	46,100	21,044,650
Endeavour Group Ltd. (Australia)	3,910	17,016
J Sainsbury PLC (United Kingdom)	4,128	10,827
Jeronimo Martins SGPS SA (Portugal)	860	18,607
Kesko OYJ (Finland) (Class B Stock)	3,410	75,348
Koninklijke Ahold Delhaize NV (Netherlands)	13,373	384,491
Kroger Co. (The)	70,100	3,125,058
Tesco PLC (United Kingdom)	22,967	61,893
Walmart, Inc.	55,300	7,840,987
Woolworths Group Ltd. (Australia)	3,570	81,522

		36,478,544

Food Products — 0.9%
Archer-Daniels-Midland Co.	88,600	8,226,510
Mondelez International, Inc. (Class A Stock)	133,100	8,871,115
Mowi ASA (Norway)	1,258	21,437
Nestle SA	7,192	830,744
Orkla ASA (Norway)	10,287	74,245
Pilgrim’s Pride Corp.*	166,600	3,953,418
Post Holdings, Inc.*(a)	25,200	2,274,552
Tyson Foods, Inc. (Class A Stock)	156,900	9,767,025
WH Group Ltd. (Hong Kong), 144A	274,000	159,807
Wilmar International Ltd. (China)	99,000	308,422

		34,487,275

SEE NOTES TO FINANCIAL STATEMENTS.

A71

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Gas Utilities — 0.1%
Osaka Gas Co. Ltd. (Japan)	1,100	$17,724
Tokyo Gas Co. Ltd. (Japan)	1,200	23,496
UGI Corp.	111,900	4,148,133

		4,189,353

Health Care Equipment & Supplies — 1.6%
Abbott Laboratories	164,000	18,005,560
Baxter International, Inc.	45,400	2,314,038
Becton, Dickinson & Co.	3,200	813,760
Cochlear Ltd. (Australia)	192	26,517
Dexcom, Inc.*	101,100	11,448,564
Medtronic PLC	201,000	15,621,720
Olympus Corp. (Japan)	12,000	211,651
STERIS PLC	25,100	4,635,719
Straumann Holding AG (Switzerland)	252	28,897
Stryker Corp.	18,900	4,620,861
Zimmer Biomet Holdings, Inc.	37,100	4,730,250

		62,457,537

Health Care Providers & Services — 2.3%
Cardinal Health, Inc.	83,400	6,410,958
Cigna Corp.	20,900	6,925,006
CVS Health Corp.	176,800	16,475,992
Elevance Health, Inc.	5,900	3,026,523
Fresenius SE & Co. KGaA (Germany)	1,240	34,636
Humana, Inc.	2,500	1,280,475
McKesson Corp.	3,300	1,237,896
Molina Healthcare, Inc.*	24,500	8,090,390
Sonic Healthcare Ltd. (Australia)	13,629	277,364
UnitedHealth Group, Inc.	88,600	46,973,948

		90,733,188

Hotels, Restaurants & Leisure — 1.3%
Aristocrat Leisure Ltd. (Australia)	1,774	36,555
Booking Holdings, Inc.*	1,000	2,015,280
Caesars Entertainment, Inc.*	99,000	4,118,400
Chipotle Mexican Grill, Inc.*	2,300	3,191,227
Compass Group PLC (United Kingdom)	12,888	297,610
Evolution AB (Sweden), 144A	1,217	118,541
Genting Singapore Ltd. (Singapore)	18,200	12,988
Hilton Worldwide Holdings, Inc.	27,200	3,436,992
InterContinental Hotels Group PLC (United Kingdom)	528	30,296
La Francaise des Jeux SAEM (France), 144A	6,652	267,667
Marriott International, Inc. (Class A Stock)	86,600	12,893,874
McDonald’s Corp.	16,800	4,427,304
Oriental Land Co. Ltd. (Japan)	1,600	232,839
Sodexo SA (France)	253	24,207
Starbucks Corp.	195,200	19,363,840
Whitbread PLC (United Kingdom)	364	11,254

		50,478,874

Household Durables — 0.1%
Lennar Corp. (Class A Stock)	9,500	859,750
Mohawk Industries, Inc.*	20,500	2,095,510

	Shares	Value

COMMON STOCKS (continued)
Household Durables (cont’d.)
Open House Group Co. Ltd. (Japan)	300	$10,923
Sekisui Chemical Co. Ltd. (Japan)	1,000	13,938
Sony Group Corp. (Japan)	500	38,111

		3,018,232

Household Products — 1.1%
Colgate-Palmolive Co.	74,600	5,877,734
Henkel AG & Co. KGaA (Germany)	279	17,930
Kimberly-Clark Corp.	75,800	10,289,850
Procter & Gamble Co. (The)	171,005	25,917,518
Reckitt Benckiser Group PLC (United Kingdom)	3,776	261,738

		42,364,770

Independent Power & Renewable Electricity Producers — 0.1%
AES Corp. (The)	140,900	4,052,284
Meridian Energy Ltd. (New Zealand)	4,020	13,371
Vistra Corp.	90,900	2,108,880

		6,174,535

Industrial Conglomerates — 0.7%
3M Co.	39,900	4,784,808
DCC PLC (United Kingdom)	294	14,456
General Electric Co.	9,400	787,626
Hitachi Ltd. (Japan)	6,300	316,993
Honeywell International, Inc.	99,200	21,258,560
Jardine Matheson Holdings Ltd. (Hong Kong)	5,600	284,877
Lifco AB (Sweden) (Class B Stock)	736	12,319
Smiths Group PLC (United Kingdom)	10,385	199,310

		27,658,949

Insurance — 1.5%
Ageas SA/NV (Belgium)	513	22,763
AIA Group Ltd. (Hong Kong)	8,000	88,347
American International Group, Inc.	125,700	7,949,268
Aon PLC (Class A Stock)	4,800	1,440,672
AXA SA (France)	16,191	451,009
Chubb Ltd.	80,200	17,692,120
Dai-ichi Life Holdings, Inc. (Japan)	17,700	399,726
Gjensidige Forsikring ASA (Norway)	624	12,239
Globe Life, Inc.	7,900	952,345
Hartford Financial Services Group, Inc. (The)	12,500	947,875
Japan Post Holdings Co. Ltd. (Japan)	35,000	294,489
Japan Post Insurance Co. Ltd. (Japan)	16,700	293,705
Legal & General Group PLC (United Kingdom)	11,379	34,116
Marsh & McLennan Cos., Inc.	61,200	10,127,376
MetLife, Inc.	62,300	4,508,651
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	63	20,379
NN Group NV (Netherlands)	6,769	276,799
Poste Italiane SpA (Italy), 144A	11,954	116,629
Progressive Corp. (The)	77,700	10,078,467
Reinsurance Group of America, Inc.	7,500	1,065,675
Sampo OYJ (Finland) (Class A Stock)	1,501	78,396

SEE NOTES TO FINANCIAL STATEMENTS.

A72

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Insurance (cont’d.)
Tokio Marine Holdings, Inc. (Japan)	13,100	$279,847
Unum Group	47,700	1,957,131
Zurich Insurance Group AG (Switzerland)	442	211,310

		59,299,334

Interactive Media & Services — 2.5%
Alphabet, Inc. (Class A Stock)*	413,200	36,456,636
Alphabet, Inc. (Class C Stock)*	396,840	35,211,613
Meta Platforms, Inc. (Class A Stock)*	220,150	26,492,851
Scout24 SE (Germany), 144A	234	11,778

		98,172,878

Internet & Direct Marketing Retail — 1.3%
Amazon.com, Inc.*	546,800	45,931,200
eBay, Inc.(a)	159,900	6,631,053

		52,562,253

IT Services — 2.5%
Accenture PLC (Class A Stock)	32,250	8,605,590
Automatic Data Processing, Inc.	72,200	17,245,692
Bechtle AG (Germany)	242	8,554
Broadridge Financial Solutions, Inc.	5,100	684,063
Capgemini SE (France)	1,780	297,574
Cognizant Technology Solutions Corp. (Class A Stock)	40,100	2,293,319
Computershare Ltd.	4,836	85,191
DXC Technology Co.*	39,600	1,049,400
Edenred (France)	728	39,622
EPAM Systems, Inc.*	5,600	1,835,344
Gartner, Inc.*	9,700	3,260,558
International Business Machines Corp.	42,400	5,973,736
Mastercard, Inc. (Class A Stock)	68,300	23,749,959
NEC Corp. (Japan)	800	28,055
NTT Data Corp. (Japan)	1,800	26,231
Otsuka Corp. (Japan)	6,500	204,882
PayPal Holdings, Inc.*	22,800	1,623,816
SCSK Corp. (Japan)	1,400	21,192
TIS, Inc. (Japan)	700	18,397
VeriSign, Inc.*	6,700	1,376,448
Visa, Inc. (Class A Stock)(a)	155,400	32,285,904

		100,713,527

Leisure Products — 0.0%
Bandai Namco Holdings, Inc. (Japan)	700	43,875
Shimano, Inc. (Japan)	300	47,406

		91,281

Life Sciences Tools & Services — 1.0%
Agilent Technologies, Inc.	58,300	8,724,595
Danaher Corp.	34,500	9,156,990
IQVIA Holdings, Inc.*	39,600	8,113,644
Sotera Health Co.*	492,700	4,104,191
Thermo Fisher Scientific, Inc.	19,100	10,518,179

		40,617,599

Machinery — 1.1%
AGCO Corp.	5,900	818,271

	Shares	Value

COMMON STOCKS (continued)
Machinery (cont’d.)
Alfa Laval AB (Sweden)	870	$25,167
ANDRITZ AG (Austria)	1,481	84,776
Atlas Copco AB (Sweden) (Class A Stock)	7,616	90,237
Atlas Copco AB (Sweden) (Class B Stock)	4,168	44,471
Caterpillar, Inc.	28,200	6,755,592
CNH Industrial NV (United Kingdom)	3,021	48,463
Daimler Truck Holding AG (Germany)*	1,305	40,118
Deere & Co.	12,900	5,531,004
Epiroc AB (Sweden) (Class A Stock)	1,968	35,835
Epiroc AB (Sweden) (Class B Stock)	1,075	17,294
Esab Corp.	60,300	2,829,276
Gates Industrial Corp. PLC*	103,200	1,177,512
GEA Group AG (Germany)	976	39,692
Hitachi Construction Machinery Co. Ltd. (Japan)	12,400	276,352
Hoshizaki Corp. (Japan)	400	14,065
IDEX Corp.	30,600	6,986,898
Indutrade AB (Sweden)	820	16,629
Komatsu Ltd. (Japan)	13,800	298,275
PACCAR, Inc.	133,800	13,242,186
Parker-Hannifin Corp.	5,500	1,600,500
Rational AG (Germany)	15	8,907
Sandvik AB (Sweden)	3,185	57,558
Schindler Holding AG (Switzerland)	55	9,919
Spirax-Sarco Engineering PLC (United Kingdom)	222	28,356
Timken Co. (The)	38,700	2,734,929
Volvo AB (Sweden) (Class A Stock)	612	11,620
Volvo AB (Sweden) (Class B Stock)	16,950	306,178

		43,130,080

Marine — 0.0%
AP Moller - Maersk A/S (Denmark) (Class A Stock)	9	19,835
AP Moller - Maersk A/S (Denmark) (Class B Stock)	103	230,577
Kuehne + Nagel International AG (Switzerland)	162	37,662
Nippon Yusen KK (Japan)	1,500	35,371
SITC International Holdings Co. Ltd. (China)	87,000	192,830

		516,275

Media — 0.4%
Comcast Corp. (Class A Stock)	379,700	13,278,109
Dentsu Group, Inc. (Japan)	8,000	250,965
Fox Corp. (Class A Stock)	27,800	844,286
Informa PLC (United Kingdom)	4,560	34,016
Publicis Groupe SA (France)	5,468	349,309
WPP PLC (United Kingdom)	27,300	269,724

		15,026,409

Metals & Mining — 0.2%
ArcelorMittal SA (Luxembourg)	1,528	40,312
BHP Group Ltd. (Australia)	15,916	493,029
BlueScope Steel Ltd. (Australia)	23,757	270,764

SEE NOTES TO FINANCIAL STATEMENTS.

A73

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Metals & Mining (cont’d.)
Boliden AB (Sweden)	814	$30,576
Fortescue Metals Group Ltd. (Australia)	25,375	354,670
Glencore PLC (Australia)	29,055	193,757
Nippon Steel Corp. (Japan)	17,700	307,115
Norsk Hydro ASA (Norway)	3,960	29,591
Pilbara Minerals Ltd. (Australia)*	7,479	18,939
Reliance Steel & Aluminum Co.	3,600	728,784
Rio Tinto Ltd. (Australia)	1,099	86,739
Rio Tinto PLC (Australia)	3,301	232,338
South32 Ltd. (Australia)	14,260	39,096
Steel Dynamics, Inc.	35,300	3,448,810
Sumitomo Metal Mining Co. Ltd. (Japan)	800	28,111
voestalpine AG (Austria)	338	8,953

		6,311,584

Mortgage Real Estate Investment Trusts (REITs) — 0.0%
Rithm Capital Corp.	218,800	1,787,596

Multiline Retail — 0.3%
Dollar General Corp.	47,100	11,598,375
Macy’s, Inc.	63,800	1,317,470
Wesfarmers Ltd. (Australia)	350	10,916

		12,926,761

Multi-Utilities — 0.4%
Dominion Energy, Inc.	55,200	3,384,864
DTE Energy Co.	9,400	1,104,782
E.ON SE (Germany)	33,405	332,113
Engie SA (France)	22,305	319,097
NiSource, Inc.	79,900	2,190,858
Sempra Energy	59,600	9,210,584

		16,542,298

Oil, Gas & Consumable Fuels — 2.8%
BP PLC (United Kingdom)	56,782	327,629
Cheniere Energy, Inc.	7,300	1,094,708
Chevron Corp.	162,400	29,149,176
ConocoPhillips	177,800	20,980,400
Diamondback Energy, Inc.	21,100	2,886,058
Eni SpA (Italy)	24,129	343,101
Equinor ASA (Norway)	10,546	379,026
Exxon Mobil Corp.	301,200	33,222,360
Inpex Corp. (Japan)	20,700	222,430
Marathon Petroleum Corp.	47,100	5,481,969
New Fortress Energy, Inc.(a)	23,300	988,386
ONEOK, Inc.	25,100	1,649,070
Pioneer Natural Resources Co.	18,800	4,293,732
Shell PLC (Netherlands)	26,154	737,303
TotalEnergies SE (France)	7,214	452,846
Valero Energy Corp.	89,300	11,328,598

		113,536,792

Paper & Forest Products — 0.0%
Oji Holdings Corp. (Japan)	22,100	89,262
Stora Enso OYJ (Finland) (Class R Stock)	1,700	23,969

		113,231

	Shares	Value

COMMON STOCKS (continued)
Personal Products — 0.0%
Haleon PLC*	15,766	$62,380
L’Oreal SA (France)	695	248,878
Unilever PLC (United Kingdom)	13,246	668,762

		980,020

Pharmaceuticals — 3.1%
Astellas Pharma, Inc. (Japan)	5,500	83,631
AstraZeneca PLC (United Kingdom)	2,439	330,044
Bayer AG (Germany)	5,617	289,108
Bristol-Myers Squibb Co.	251,700	18,109,815
Chugai Pharmaceutical Co. Ltd. (Japan)	2,000	51,014
Eli Lilly & Co.	24,400	8,926,496
GSK PLC	27,322	472,213
Ipsen SA (France)	2,855	307,086
Jazz Pharmaceuticals PLC*	14,200	2,262,202
Johnson & Johnson	199,148	35,179,494
Kyowa Kirin Co. Ltd. (Japan)	800	18,323
Merck & Co., Inc.	273,900	30,389,205
Merck KGaA (Germany)	725	139,882
Novartis AG (Switzerland)	9,664	874,567
Novo Nordisk A/S (Denmark) (Class B Stock)	4,909	666,719
Ono Pharmaceutical Co. Ltd. (Japan)	2,300	53,759
Orion OYJ (Finland) (Class B Stock)	323	17,708
Pfizer, Inc.	473,600	24,267,264
Roche Holding AG	2,631	826,759
Sanofi (France)	6,691	645,190
Shionogi & Co. Ltd. (Japan)	800	39,914
Takeda Pharmaceutical Co. Ltd. (Japan)	200	6,249

		123,956,642

Professional Services — 0.3%
CoStar Group, Inc.*	126,600	9,783,648
Leidos Holdings, Inc.	18,800	1,977,572
Randstad NV (Netherlands)	359	21,936
RELX PLC (United Kingdom)	5,829	161,160
Wolters Kluwer NV (Netherlands)	3,063	320,498

		12,264,814

Real Estate Management & Development — 0.0%
Aroundtown SA (Germany)	3,078	7,170
Capitaland Investment Ltd. (Singapore)	7,800	21,557
CK Asset Holdings Ltd. (Hong Kong)	6,000	36,799
Daito Trust Construction Co. Ltd. (Japan)	200	20,477
New World Development Co. Ltd. (Hong Kong)	5,000	14,026
Nomura Real Estate Holdings, Inc. (Japan)	3,900	83,393
Opendoor Technologies, Inc.*(a)	1,158,400	1,343,744
Sagax AB (Sweden) (Class B Stock)	574	13,041
Sino Land Co. Ltd. (Hong Kong)	12,000	14,967
Swire Pacific Ltd. (Hong Kong) (Class A Stock)	1,500	13,149

		1,568,323

SEE NOTES TO FINANCIAL STATEMENTS.

A74

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Road & Rail — 0.4%
CSX Corp.	65,800	$2,038,484
Ryder System, Inc.	31,800	2,657,526
Union Pacific Corp.	58,200	12,051,474

		16,747,484

Semiconductors & Semiconductor Equipment — 3.0%
Analog Devices, Inc.	32,800	5,380,184
ASML Holding NV (Netherlands)	659	359,321
Broadcom, Inc.	51,600	28,851,108
Cirrus Logic, Inc.*(a)	14,400	1,072,512
Disco Corp. (Japan)	100	28,502
Enphase Energy, Inc.*	47,600	12,612,096
Infineon Technologies AG (Germany)	11,332	344,401
Intel Corp.	708,550	18,726,977
KLA Corp.	2,000	754,060
Microchip Technology, Inc.	174,600	12,265,650
NVIDIA Corp.	111,700	16,323,838
NXP Semiconductors NV (China)	29,300	4,630,279
ON Semiconductor Corp.*	25,600	1,596,672
QUALCOMM, Inc.	154,100	16,941,754
Renesas Electronics Corp. (Japan)*	11,700	103,408
STMicroelectronics NV (Singapore)	2,000	71,072
SUMCO Corp. (Japan)	18,500	245,099

		120,306,933

Software — 5.0%
Adobe, Inc.*	42,750	14,386,658
Autodesk, Inc.*	3,900	728,793
Check Point Software Technologies Ltd. (Israel)*	2,200	277,552
Dassault Systemes SE (France)	2,743	98,637
Microsoft Corp.	564,100	135,282,462
Nice Ltd. (Israel)*	104	20,007
Oracle Corp.	71,350	5,832,149
Paycom Software, Inc.*	33,600	10,426,416
Roper Technologies, Inc.	32,700	14,129,343
Sage Group PLC (The) (United Kingdom)	3,008	27,086
SAP SE (Germany)	330	34,070
ServiceNow, Inc.*	18,200	7,066,514
Synopsys, Inc.*	38,700	12,356,523
WiseTech Global Ltd. (Australia)	1,020	35,080

		200,701,290

Specialty Retail — 1.4%
Bath & Body Works, Inc.	196,600	8,284,724
Fast Retailing Co. Ltd. (Japan)	500	304,267
Home Depot, Inc. (The)	61,500	19,425,390
Industria de Diseno Textil SA (Spain)	14,035	372,784
JD Sports Fashion PLC (United Kingdom)	209,959	319,060
Lowe’s Cos., Inc.	44,000	8,766,560
O’Reilly Automotive, Inc.*	6,900	5,823,807
Ross Stores, Inc.	11,500	1,334,805
TJX Cos., Inc. (The)	116,200	9,249,520
Ulta Beauty, Inc.*	1,700	797,419
USS Co. Ltd. (Japan)	700	11,107

		54,689,443

	Shares	Value

COMMON STOCKS (continued)
Technology Hardware, Storage & Peripherals — 3.7%
Apple, Inc.	1,044,100	$135,659,913
Hewlett Packard Enterprise Co.	279,800	4,465,608
Pure Storage, Inc. (Class A Stock)*	241,200	6,454,512
Seiko Epson Corp. (Japan)	17,700	257,518

		146,837,551

Textiles, Apparel & Luxury Goods — 0.3%
Burberry Group PLC (United Kingdom)	1,180	28,688
Cie Financiere Richemont SA (Switzerland) (Class A Stock)	3,470	449,920
Deckers Outdoor Corp.*	10,900	4,350,844
Hermes International (France)	109	168,716
LVMH Moet Hennessy Louis Vuitton SE (France)	821	597,436
NIKE, Inc. (Class B Stock)	16,100	1,883,861
PVH Corp.	89,000	6,282,510
Swatch Group AG (The) (Switzerland)	140	7,280

		13,769,255

Tobacco — 0.3%
Altria Group, Inc.	84,000	3,839,640
British American Tobacco PLC (United Kingdom)	13,687	541,432
Imperial Brands PLC (United Kingdom)	3,425	85,321
Japan Tobacco, Inc. (Japan)	16,900	340,708
Philip Morris International, Inc.	86,900	8,795,149

		13,602,250

Trading Companies & Distributors — 0.2%
AerCap Holdings NV (Ireland)*	400	23,328
Ashtead Group PLC (United Kingdom)	2,478	140,762
Brenntag SE (Germany)	3,293	210,011
Bunzl PLC (United Kingdom)	957	31,840
IMCD NV (Netherlands)	165	23,602
ITOCHU Corp. (Japan)	11,400	357,649
Marubeni Corp. (Japan)	13,300	152,364
Mitsubishi Corp. (Japan)	7,700	249,979
MonotaRO Co. Ltd. (Japan)	800	11,269
Sumitomo Corp. (Japan)	3,200	53,194
Toyota Tsusho Corp. (Japan)	7,200	264,847
Univar Solutions, Inc.*(a)	39,600	1,259,280
W.W. Grainger, Inc.(a)	7,700	4,283,125
WESCO International, Inc.*	10,400	1,302,080

		8,363,330

Water Utilities — 0.1%
American Water Works Co., Inc.(a)	39,000	5,944,380

Wireless Telecommunication Services — 0.2%
KDDI Corp. (Japan)	4,600	139,504
T-Mobile US, Inc.*	46,300	6,482,000

		6,621,504

TOTAL COMMON STOCKS (cost $1,883,495,035)		2,388,018,320

EXCHANGE-TRADED FUND — 0.0%
iShares MSCI EAFE ETF(a)	2,688	176,440

(cost $147,366)

SEE NOTES TO FINANCIAL STATEMENTS.

A75

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

PREFERRED STOCKS — 0.0%
Automobiles — 0.0%
Bayerische Motoren Werke AG (Germany) (PRFC)	151	$12,743
Porsche Automobil Holding SE (Germany) (PRFC)	3,802	207,346
Volkswagen AG (Germany) (PRFC)	85	10,544

		230,633

Banks — 0.0%
Citigroup Capital XIII, 10.785%(c), 3 Month LIBOR + 6.370%, Maturing 10/30/40(a)	22,000	624,800

TOTAL PREFERRED STOCKS (cost $817,282)		855,433

Interest Rate	Maturity Date	Principal Amount (000)#

ASSET-BACKED SECURITIES — 6.8%
Automobiles — 1.8%
AmeriCredit Automobile Receivables Trust,
Series 2019-02, Class C
2.740%	04/18/25		1,682	1,665,418
Series 2019-03, Class C
2.320%	07/18/25		3,400	3,339,022
Series 2021-02, Class C
1.010%	01/19/27		1,300	1,181,916
Series 2021-03, Class C
1.410%	08/18/27		1,300	1,170,524
Avis Budget Rental Car Funding AESOP LLC,
Series 2019-02A, Class A, 144A
3.350%	09/22/25		3,000	2,898,535
Series 2019-03A, Class A, 144A
2.360%	03/20/26		4,000	3,722,835
Series 2020-01A, Class A, 144A
2.330%	08/20/26		1,800	1,665,631
Series 2021-01A, Class A, 144A
1.380%	08/20/27		3,500	3,047,295
Series 2021-02A, Class A, 144A
1.660%	02/20/28		3,700	3,201,567
Series 2022-01A, Class A, 144A
3.830%	08/21/28		4,200	3,998,247
CarMax Auto Owner Trust,
Series 2021-02, Class C
1.340%	02/16/27		1,100	994,268
Series 2021-04, Class C
1.380%	07/15/27		800	703,733
Ford Auto Securitization Trust (Canada),
Series 2020-AA, Class A3, 144A
1.153%	11/15/25	CAD	3,600	2,526,833
Ford Credit Auto Owner Trust,
Series 2018-01, Class A, 144A
3.190%	07/15/31		2,500	2,388,020
Series 2019-01, Class A, 144A
3.520%	07/15/30		5,000	4,902,221
Series 2020-01, Class A, 144A
2.040%	08/15/31		3,600	3,376,925

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Automobiles (cont’d.)
Series 2020-02, Class A, 144A
1.060%	04/15/33	1,300	$1,164,033
Series 2021-02, Class B, 144A
1.910%	05/15/34	500	429,688
GM Financial Revolving Receivables Trust,
Series 2021-01, Class B, 144A
1.490%	06/12/34	200	170,308
Hertz Vehicle Financing III LP,
Series 2021-02A, Class A, 144A
1.680%	12/27/27	1,900	1,653,675
Hertz Vehicle Financing LLC,
Series 2021-01A, Class A, 144A
1.210%	12/26/25	2,100	1,940,157
Series 2022-02A, Class A, 144A
2.330%	06/26/28	4,700	4,119,677
OneMain Direct Auto Receivables Trust,
Series 2019-01A, Class A, 144A
3.630%	09/14/27	6,300	6,046,553
Series 2021-01A, Class B, 144A
1.260%	07/14/28	2,600	2,262,796
Santander Drive Auto Receivables Trust,
Series 2020-02, Class C
1.460%	09/15/25	188	187,764
Series 2020-03, Class C
1.120%	01/15/26	1,151	1,140,672
Series 2020-04, Class C
1.010%	01/15/26	1,004	993,295
Series 2021-02, Class C
0.900%	06/15/26	1,100	1,070,065
Series 2021-02, Class D
1.350%	07/15/27	2,300	2,150,365
Series 2021-03, Class C
0.950%	09/15/27	2,000	1,923,688
Series 2021-04, Class C
1.260%	02/16/27	2,700	2,566,391
Series 2022-01, Class C
2.560%	04/17/28	1,600	1,528,550
World Omni Select Auto Trust,
Series 2021-A, Class C
1.090%	11/15/27	600	546,203

			70,676,870

Collateralized Loan Obligations — 4.2%
Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2019-02A, Class AR, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
5.179%(c)	10/17/32	5,000	4,906,602
Balboa Bay Loan Funding Ltd. (Cayman Islands),
Series 2021-01A, Class A, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
5.443%(c)	07/20/34	3,750	3,651,449
Battalion CLO Ltd. (Cayman Islands),
Series 2016-10A, Class A1R2, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 1.170%)
5.495%(c)	01/25/35	700	681,877

SEE NOTES TO FINANCIAL STATEMENTS.

A76

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2013-IIA, Class A1R2, 144A, 3 Month LIBOR + 0.870% (Cap N/A, Floor 0.870%)
4.949%(c)	07/15/29		802	$794,593
BNPP AM Euro CLO DAC (Ireland),
Series 2018-01A, Class AR, 144A, 3 Month EURIBOR + 0.600% (Cap N/A, Floor 0.600%)
1.978%(c)	04/15/31	EUR	3,000	3,108,690
Canyon Capital CLO Ltd. (Cayman Islands),
Series 2017-01A, Class AR, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
5.079%(c)	07/15/30		2,984	2,954,223
Carlyle Euro CLO DAC (Ireland),
Series 2021-02A, Class A1, 144A, 3 Month EURIBOR + 0.990% (Cap N/A, Floor 0.990%)
2.368%(c)	10/15/35	EUR	5,000	5,114,109
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2015-05A, Class A1RR, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)
5.323%(c)	01/20/32		9,750	9,569,532
CIFC Funding Ltd. (Cayman Islands),
Series 2014-05A, Class A1R2, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
5.279%(c)	10/17/31		9,750	9,629,850
Elevation CLO Ltd. (Cayman Islands),
Series 2017-06A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 1.280%)
5.359%(c)	07/15/29		415	410,073
Greenwood Park CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A2, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 0.000%)
5.089%(c)	04/15/31		2,000	1,973,774
Greywolf CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month SOFR + 1.290% (Cap N/A, Floor 0.000%)
5.336%(c)	04/26/31		4,000	3,922,140
HPS Loan Management Ltd. (Cayman Islands),
Series 2015-06A, Class A1R, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)
5.532%(c)	02/05/31		248	245,499
ICG US CLO Ltd. (Cayman Islands),
Series 2015-01A, Class A1R, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
5.367%(c)	10/19/28		6,762	6,670,854
Jamestown CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.470% (Cap N/A, Floor 1.470%)
5.713%(c)	04/20/32		5,750	5,677,118
Series 2019-14A, Class A1AR, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
5.443%(c)	10/20/34		4,875	4,731,409
Jefferson Mill CLO Ltd. (Cayman Islands),
Series 2015-01A, Class AR, 144A, 3 Month LIBOR + 1.175% (Cap N/A, Floor 0.000%)
5.418%(c)	10/20/31		6,729	6,556,862

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
KKR Static CLO Ltd. (Cayman Islands),
Series 2022-02A, Class A1, 144A, 3 Month SOFR + 2.220% (Cap N/A, Floor 2.220%)
6.738%(c)	10/20/31		5,500	$5,498,245
MidOcean Credit CLO (Cayman Islands),
Series 2014-03A, Class A1R, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
5.398%(c)	04/21/31		2,371	2,325,755
Northwoods Capital Ltd. (Cayman Islands),
Series 2017-15A, Class A1R, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 1.210%)
5.956%(c)	06/20/34		9,500	9,193,408
Series 2020-22A, Class AR, 144A, 3 Month SOFR + 1.450% (Cap N/A, Floor 1.450%)
5.854%(c)	09/01/31		5,750	5,652,594
Octagon Investment Partners 31 Ltd. (Cayman Islands),
Series 2017-01A, Class AR, 144A, 3 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)
5.293%(c)	07/20/30		3,500	3,451,607
OZLM Ltd. (Cayman Islands),
Series 2015-11A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
5.665%(c)	10/30/30		1,484	1,461,534
Palmer Square CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1R2, 144A, 3 Month LIBOR + 1.130% (Cap N/A, Floor 1.130%)
5.209%(c)	01/17/31		1,500	1,484,889
Series 2018-02A, Class A1A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)
5.179%(c)	07/16/31		2,350	2,318,764
Palmer Square European CLO DAC (Ireland),
Series 2022-02A, Class A1, 144A, 3 Month EURIBOR + 2.200% (Cap N/A, Floor 2.200%)
4.184%(c)	01/15/36	EUR	7,500	8,012,591
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1AR, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
5.243%(c)	10/20/31		8,750	8,524,065
Regatta Funding Ltd. (Cayman Islands),
Series 2016-01A, Class A1R2, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
5.896%(c)	06/20/34		5,500	5,380,460
Romark CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.175% (Cap N/A, Floor 1.175%)
5.533%(c)	07/25/31		1,000	978,927
Sound Point CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1R, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)
5.397%(c)	01/26/31		4,250	4,201,215
TCW CLO Ltd. (Cayman Islands),
Series 2021-02A, Class AS, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
5.538%(c)	07/25/34		6,750	6,570,858
Telos CLO Ltd. (Cayman Islands),
Series 2013-04A, Class AR, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 0.000%)
5.319%(c)	01/17/30		2,126	2,093,549

SEE NOTES TO FINANCIAL STATEMENTS.

A77

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
TICP CLO Ltd. (Cayman Islands),
Series 2018-03R, Class A, 144A, 3 Month LIBOR + 0.840% (Cap N/A, Floor 0.840%)
5.083%(c)	04/20/28		1,239	$1,233,231
Toro European CLO DAC (Ireland),
Series 02A, Class ARR, 144A, 3 Month EURIBOR + 0.990% (Cap N/A, Floor 0.990%)
2.533%(c)	07/25/34	EUR	4,500	4,613,926
Trimaran Cavu Ltd.,
Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.460% (Cap N/A, Floor 1.460%)
5.703%(c)	07/20/32		3,000	2,938,283
TSTAT Ltd. (Bermuda),
Series 2022-02A, Class A1, 144A
0.000%(cc)	01/20/31		8,750	8,736,241
Venture CLO Ltd. (Cayman Islands),
Series 2015-21A, Class AR, 144A, 3 Month LIBOR + 0.880% (Cap N/A, Floor 0.000%)
4.959%(c)	07/15/27		53	52,905
Wellfleet CLO Ltd.,
Series 2017-03A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
5.229%(c)	01/17/31		2,750	2,697,151
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
5.179%(c)	07/17/31		3,500	3,426,792
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
5.443%(c)	10/20/31		5,750	5,592,771

				167,038,415

Consumer Loans — 0.3%
Lendmark Funding Trust,
Series 2019-02A, Class A, 144A
2.780%	04/20/28		2,516	2,441,629
OneMain Financial Issuance Trust,
Series 2020-01A, Class A, 144A
3.840%	05/14/32		540	536,169
Series 2020-02A, Class A, 144A
1.750%	09/14/35		2,900	2,533,354
Series 2021-01A, Class A2, 144A, 30 Day Average SOFR + 0.760% (Cap N/A, Floor 0.000%)
4.567%(c)	06/16/36		2,800	2,675,328
Series 2022-02A, Class A, 144A
4.890%	10/14/34		2,050	2,001,160
Oportun Funding XIV LLC,
Series 2021-A, Class A, 144A
1.210%	03/08/28		1,300	1,210,532

				11,398,172

Equipment — 0.2%
MMAF Equipment Finance LLC,
Series 2017-B, Class A5, 144A
2.720%	06/15/40		2,619	2,545,323
Series 2018-A, Class A5, 144A
3.610%	03/10/42		800	776,659
Series 2019-A, Class A5, 144A
3.080%	11/12/41		2,500	2,414,217

Interest Rate	Maturity Date	Principal Amount (000)#			Value

ASSET-BACKED SECURITIES (continued)
Equipment (cont’d.)
Series 2019-B, Class A5, 144A
2.290%	11/12/41		2,400		$2,190,774

					7,926,973

Other — 0.1%
Home Partners of America Trust,
Series 2021-03, Class A, 144A
2.200%	01/17/41		1,289		1,084,934
TH MSR Issuer Trust,
Series 2019-FT01, Class A, 144A, 1 Month LIBOR + 2.800% (Cap N/A, Floor 2.800%)
7.189%(c)	06/25/24		3,250		3,040,823

					4,125,757

Residential Mortgage-Backed Securities — 0.0%
Long Beach Mortgage Loan Trust,
Series 2004-02, Class M1, 1 Month LIBOR + 0.795% (Cap N/A, Floor 0.795%)
5.184%(c)	06/25/34		111		105,649
TFS (Spain),
Series 2018-03, Class A1
0.000%(s)	04/16/40^	EUR	—	(r)	1,595
Series 2018-03, Class A1, 1 Month EURIBOR + 3.000%
4.686%(c)	04/16/23^	EUR	1,239		1,257,458

					1,364,702

Student Loans — 0.2%
Commonbond Student Loan Trust,
Series 2017-BGS, Class A1, 144A
2.680%	09/25/42		722		664,650
Series 2018-AGS, Class A1, 144A
3.210%	02/25/44		527		488,251
Series 2018-CGS, Class A1, 144A
3.870%	02/25/46		153		147,070
Laurel Road Prime Student Loan Trust,
Series 2017-C, Class A2B, 144A
2.810%	11/25/42		113		110,591
Series 2018-B, Class A2FX, 144A
3.540%	05/26/43		219		214,863
Series 2019-A, Class A2FX, 144A
2.730%	10/25/48		268		260,291
Navient Private Education Refi Loan Trust,
Series 2018-A, Class A2, 144A
3.190%	02/18/42		245		243,520
Series 2018-CA, Class A2, 144A
3.520%	06/16/42		243		238,074
Series 2019-CA, Class A2, 144A
3.130%	02/15/68		839		792,704
Series 2020-BA, Class A2, 144A
2.120%	01/15/69		862		782,266
Pennsylvania Higher Education Assistance Agency,
Series 2021-01A, Class A, 144A, 1 Month LIBOR + 0.530% (Cap N/A, Floor 0.530%)
4.919%(c)	05/25/70		1,879		1,828,974
SoFi Professional Loan Program LLC,
Series 2019-A, Class A2FX, 144A
3.690%	06/15/48		694		670,527

SEE NOTES TO FINANCIAL STATEMENTS.

A78

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Student Loans (cont’d.)
Series 2019-B, Class A2FX, 144A
3.090%	08/17/48	843	$792,445
Series 2019-C, Class A2FX, 144A
2.370%	11/16/48	1,277	1,185,705
SoFi Professional Loan Program Trust,
Series 2018-B, Class A2FX, 144A
3.340%	08/25/47	769	744,938
Series 2020-A, Class A2FX, 144A
2.540%	05/15/46	1,657	1,499,162

			10,664,031

TOTAL ASSET-BACKED SECURITIES (cost $284,801,040)			273,194,920

COMMERCIAL MORTGAGE-BACKED SECURITIES — 4.9%
Arbor Multifamily Mortgage Securities Trust,
Series 2021-MF03, Class A3, 144A
2.168%	10/15/54	8,000	6,758,173
Series 2021-MF03, Class ASB, 144A
2.378%	10/15/54	3,800	3,221,855
Assurant Commercial Mortgage Trust,
Series 2016-01A, Class AS, 144A
3.172%	05/15/49	4,000	3,811,674
BANK,
Series 2017-BNK04, Class A3
3.362%	05/15/50	6,465	5,997,078
Series 2021-BN35, Class A3
1.717%	06/15/64	4,900	4,093,710
Series 2021-BN35, Class ASB
2.067%	06/15/64	3,200	2,698,236
Barclays Commercial Mortgage Securities Trust,
Series 2018-C02, Class A4
4.047%	12/15/51	5,400	5,079,608
Benchmark Mortgage Trust,
Series 2018-B03, Class A4
3.761%	04/10/51	5,000	4,675,742
Series 2018-B08, Class A4
3.963%	01/15/52	6,700	6,345,254
Series 2021-B24, Class A3
2.010%	03/15/54	2,900	2,484,167
BXP Trust,
Series 2021-601L, Class A, 144A
2.618%	01/15/44	7,750	5,793,669
Cantor Commercial Real Estate Lending,
Series 2019-CF02, Class A3
2.647%	11/15/52	8,000	7,440,850
Citigroup Commercial Mortgage Trust,
Series 2014-GC21, Class A4
3.575%	05/10/47	831	810,447
Series 2014-GC23, Class A3
3.356%	07/10/47	1,549	1,493,230
Series 2016-C01, Class A3
2.944%	05/10/49	5,000	4,625,487
Series 2016-GC37, Class A3
3.050%	04/10/49	3,560	3,325,912
Series 2017-P07, Class A3
3.442%	04/14/50	5,116	4,763,389

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Commercial Mortgage Trust,
Series 2014-CR18, Class A4
3.550%	07/15/47	2,325	$2,250,964
Series 2014-CR20, Class A3
3.326%	11/10/47	4,131	3,937,943
Series 2015-CR27, Class A3
3.349%	10/10/48	5,914	5,592,947
CSAIL Commercial Mortgage Trust,
Series 2015-C04, Class A3
3.544%	11/15/48	2,979	2,829,344
Series 2017-C08, Class A3
3.127%	06/15/50	5,129	4,605,736
FHLMC Multifamily Structured Pass-Through Certificates,
Series K055, Class X1, IO
1.346%(cc)	03/25/26	12,902	448,364
GS Mortgage Securities Corp. Trust,
Series 2021-RENT, Class A, 144A, 1 Month LIBOR + 0.700% (Cap N/A, Floor 0.700%)
5.054%(c)	11/21/35	1,534	1,427,198
GS Mortgage Securities Trust,
Series 2015-GC28, Class A4
3.136%	02/10/48	3,684	3,529,279
Series 2015-GC32, Class A3
3.498%	07/10/48	5,265	5,021,002
Series 2016-GS03, Class A3
2.592%	10/10/49	5,387	4,891,060
Series 2016-GS04, Class A3
3.178%	11/10/49	5,219	4,809,649
Series 2020-GSA02, Class A4
1.721%	12/12/53	6,000	4,706,895
Series 2021-GSA03, Class A4
2.369%	12/15/54	5,800	4,610,678
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C25, Class A4A1
3.408%	11/15/47	676	648,657
Series 2015-C27, Class A3A1
2.920%	02/15/48	4,774	4,490,625
MHC Commercial Mortgage Trust,
Series 2021-MHC, Class C, 144A, 1 Month LIBOR + 1.351% (Cap N/A, Floor 1.351%)
5.669%(c)	04/15/38	3,000	2,867,436
Morgan Stanley Capital I Trust,
Series 2016-BNK02, Class A3
2.791%	11/15/49	3,000	2,722,882
Series 2016-UB11, Class A3
2.531%	08/15/49	10,155	9,129,480
Series 2018-H04, Class A3
4.043%	12/15/51	1,900	1,786,266
Series 2019-H07, Class A2
2.492%	07/15/52	13,500	12,834,981
UBS Commercial Mortgage Trust,
Series 2017-C02, Class ASB
3.264%	08/15/50	3,246	3,092,202
Series 2017-C05, Class A4
3.212%	11/15/50	6,750	6,218,127
Series 2018-C09, Class A3
3.854%	03/15/51	2,500	2,329,999

SEE NOTES TO FINANCIAL STATEMENTS.

A79

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2018-C14, Class A3
4.180%	12/15/51	3,829	$3,606,806
Wells Fargo Commercial Mortgage Trust,
Series 2016-NXS06, Class A3
2.642%	11/15/49	8,000	7,353,926
Series 2017-C38, Class A4
3.190%	07/15/50	4,440	4,062,524
Series 2018-C48, Class A4
4.037%	01/15/52	7,000	6,595,366
Series 2020-C58, Class A3
1.810%	07/15/53	7,100	5,644,324

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $218,017,268)			195,463,141

CORPORATE BONDS — 9.5%
Aerospace & Defense — 0.2%
Boeing Co. (The),
Sr. Unsec’d. Notes
2.196%	02/04/26	2,160	1,963,271
3.300%	03/01/35	2,900	2,150,647
3.900%	05/01/49	2,175	1,533,117
Embraer Netherlands Finance BV (Brazil),
Gtd. Notes
5.050%	06/15/25	906	878,990
Embraer Overseas Ltd. (Brazil),
Gtd. Notes, 144A
5.696%	09/16/23	950	948,575
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
5.700%	11/15/54	805	853,692
Raytheon Technologies Corp.,
Sr. Unsec’d. Notes
4.125%	11/16/28	1,270	1,217,078

			9,545,370

Agriculture — 0.3%
Altria Group, Inc.,
Gtd. Notes
3.400%	02/04/41	2,545	1,688,778
BAT Capital Corp. (United Kingdom),
Gtd. Notes
2.259%	03/25/28	5,140	4,277,955
3.557%	08/15/27	395	359,682
BAT International Finance PLC (United Kingdom),
Gtd. Notes
4.448%	03/16/28	1,500	1,386,204
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
5.625%	11/17/29(a)	1,885	1,919,777
5.750%	11/17/32	780	797,810
Vector Group Ltd.,
Sr. Sec’d. Notes, 144A
5.750%	02/01/29	1,250	1,084,814

			11,515,020

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Airlines — 0.1%
American Airlines 2015-1 Class A Pass-Through Trust,
Pass-Through Certificates
3.375%	11/01/28	2,040	$1,700,863
Continental Airlines 2012-2 Class A Pass-Through Trust,
Pass-Through Certificates
4.000%	04/29/26	389	371,323
Southwest Airlines Co.,
Sr. Unsec’d. Notes
5.125%	06/15/27	905	894,697
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A
4.375%	04/15/26	840	782,355
4.625%	04/15/29	165	143,998

			3,893,236

Apparel — 0.0%
Wolverine World Wide, Inc.,
Gtd. Notes, 144A
4.000%	08/15/29	725	548,974

Auto Manufacturers — 0.3%
Daimler Trucks Finance North America LLC (Germany),
Gtd. Notes, 144A
1.625%	12/13/24	5,350	4,975,276
Ford Motor Co.,
Sr. Unsec’d. Notes
5.291%	12/08/46	1,220	938,179
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
2.900%	02/16/28	200	165,260
General Motors Co.,
Sr. Unsec’d. Notes
6.250%	10/02/43	980	908,089
6.600%	04/01/36	760	745,324
General Motors Financial Co., Inc.,
Gtd. Notes
3.950%	04/13/24	2,800	2,744,859

			10,476,987

Banks — 2.8%
Banco Santander SA (Spain),
Sr. Unsec’d. Notes
1.849%	03/25/26	1,000	884,245
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.120%
5.039%(c)	04/12/23	800	799,373
Bank of America Corp.,
Jr. Sub. Notes, Series JJ
5.125%(ff)	06/20/24(a)(oo)	1,665	1,551,888
Sr. Unsec’d. Notes, MTN
1.898%(ff)	07/23/31	2,600	1,998,998
2.496%(ff)	02/13/31	3,085	2,506,273
3.824%(ff)	01/20/28	955	891,541
4.271%(ff)	07/23/29	510	476,371
Sr. Unsec’d. Notes, Series N
1.658%(ff)	03/11/27(a)	2,550	2,253,377
Sub. Notes, MTN
4.000%	01/22/25	2,000	1,957,627
4.450%	03/03/26	8,455	8,283,658

SEE NOTES TO FINANCIAL STATEMENTS.

A80

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Bank of America NA,
Sub. Notes
6.000%	10/15/36	410	$420,355
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
3.650%	03/16/25	850	815,854
3.932%(ff)	05/07/25	585	567,975
Sr. Unsec’d. Notes, MTN
4.972%(ff)	05/16/29	3,825	3,592,760
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A
1.323%(ff)	01/13/27	1,800	1,569,596
2.219%(ff)	06/09/26	680	625,169
2.591%(ff)	01/20/28	1,130	994,414
3.132%(ff)	01/20/33	1,505	1,183,057
Citigroup, Inc.,
Jr. Sub. Notes, Series V
4.700%(ff)	01/30/25(oo)	1,400	1,165,767
Sr. Unsec’d. Notes
2.561%(ff)	05/01/32	1,260	994,922
3.200%	10/21/26	1,870	1,733,422
3.700%	01/12/26	6,180	5,946,306
Sub. Notes
4.450%	09/29/27	5,965	5,697,685
4.750%	05/18/46	820	678,354
Credit Agricole SA (France),
Sr. Unsec’d. Notes, 144A
1.247%(ff)	01/26/27	1,495	1,309,082
Sr. Unsec’d. Notes, 144A, MTN
1.907%(ff)	06/16/26	1,160	1,057,622
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes
4.550%	04/17/26	9,000	7,950,766
Sr. Unsec’d. Notes, 144A
2.193%(ff)	06/05/26	1,560	1,326,564
3.091%(ff)	05/14/32	885	609,028
4.282%	01/09/28	1,370	1,130,939
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes
2.129%(ff)	11/24/26	440	387,893
Discover Bank,
Sr. Unsec’d. Notes
4.250%	03/13/26	970	927,790
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
3.500%	01/23/25	4,100	3,967,073
3.750%	02/25/26	1,010	973,369
3.814%(ff)	04/23/29	540	491,287
3.850%	01/26/27	2,910	2,770,734
Sub. Notes
6.750%	10/01/37	104	110,765
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series HH
4.600%(ff)	02/01/25(oo)	1,645	1,460,640
Jr. Sub. Notes, Series II
4.000%(ff)	04/01/25(a)(oo)	1,045	892,340

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Sr. Unsec’d. Notes
3.782%(ff)	02/01/28	695	$650,072
3.964%(ff)	11/15/48	3,250	2,544,315
4.005%(ff)	04/23/29	2,170	2,010,122
4.452%(ff)	12/05/29	3,350	3,149,335
Sub. Notes
3.875%	09/10/24(a)	3,775	3,692,651
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN
2.239%(ff)	07/21/32	630	482,687
3.772%(ff)	01/24/29	8,775	8,031,274
3.875%	01/27/26	675	653,689
4.431%(ff)	01/23/30	515	480,791
Sr. Unsec’d. Notes, MTN
3.591%(ff)	07/22/28	1,255	1,153,527
Sub. Notes, GMTN
4.350%	09/08/26	3,825	3,717,825
Societe Generale SA (France),
Sr. Unsec’d. Notes, 144A
1.488%(ff)	12/14/26	4,400	3,830,401
State Bank of India (India),
Sr. Unsec’d. Notes, 144A
4.375%	01/24/24	1,925	1,897,087
Texas Capital Bank NA,
Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 4.500%
9.254%(c)	09/30/24	2,670	2,587,872
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN
2.572%(ff)	02/11/31	4,175	3,453,082

			111,289,609

Beverages — 0.1%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.900%	02/01/46	620	567,361
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.600%	04/15/48	360	316,895
8.000%	11/15/39	1,285	1,568,547
8.200%	01/15/39	250	310,738
Constellation Brands, Inc.,
Sr. Unsec’d. Notes
2.250%	08/01/31(a)	1,015	805,655
Keurig Dr. Pepper, Inc.,
Gtd. Notes
4.500%	04/15/52	2,291	1,919,767

			5,488,963

Biotechnology — 0.1%
Amgen, Inc.,
Sr. Unsec’d. Notes
2.800%	08/15/41	4,050	2,811,171

Building Materials — 0.0%
Masonite International Corp.,
Gtd. Notes, 144A
3.500%	02/15/30	550	442,750

SEE NOTES TO FINANCIAL STATEMENTS.

A81

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Building Materials (cont’d.)
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A
4.375%	07/15/30	760	$622,558
4.750%	01/15/28	700	629,921

			1,695,229

Chemicals — 0.1%
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
4.375%	11/15/42	95	78,547
6.900%	05/15/53	35	38,180
9.400%	05/15/39	155	204,592
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A
4.875%	06/01/24	1,300	1,256,125
Sasol Financing USA LLC (South Africa),
Gtd. Notes
5.875%	03/27/24	700	682,500
6.500%	09/27/28	670	607,355

			2,867,299

Commercial Services — 0.1%
ERAC USA Finance LLC,
Gtd. Notes, 144A
4.200%	11/01/46	975	759,960
6.700%	06/01/34	420	442,035
7.000%	10/15/37	380	414,028
Massachusetts Institute of Technology,
Unsec’d. Notes
3.885%	07/01/2116	1,500	1,087,083
United Rentals North America, Inc.,
Gtd. Notes
3.750%	01/15/32	325	265,477
4.875%	01/15/28(a)	1,190	1,127,538
5.250%	01/15/30	385	361,583
University of Miami,
Sr. Unsec’d. Notes, Series 2022
4.063%	04/01/52	1,170	960,638

			5,418,342

Diversified Financial Services — 0.2%
BOC Aviation USA Corp. (Singapore),
Gtd. Notes, 144A, MTN
1.625%	04/29/24	670	636,143
Cantor Fitzgerald LP,
Sr. Unsec’d. Notes, 144A
4.500%	04/14/27	4,985	4,628,201
CDP Financial, Inc. (Canada),
Gtd. Notes, 144A
3.150%	07/24/24	480	467,863
Nomura Holdings, Inc. (Japan),
Sr. Unsec’d. Notes
2.608%	07/14/31	2,055	1,584,595
OneMain Finance Corp.,
Gtd. Notes
8.250%	10/01/23	1,600	1,608,447

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Diversified Financial Services (cont’d.)
Private Export Funding Corp.,
U.S. Gov’t. Gtd. Notes, Series NN
3.250%	06/15/25	330	$317,764

			9,243,013

Electric — 0.9%
Abu Dhabi National Energy Co. PJSC (United Arab Emirates),
Sr. Unsec’d. Notes, 144A, MTN
2.000%	04/29/28	525	465,216
Alfa Desarrollo SpA (Chile),
Sr. Sec’d. Notes, 144A
4.550%	09/27/51	628	477,055
Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes
6.350%	10/01/36	550	587,572
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
5.950%	05/15/37	305	315,574
Calpine Corp.,
Sr. Sec’d. Notes, 144A
3.750%	03/01/31	2,000	1,617,172
CenterPoint Energy Houston Electric LLC,
General Ref. Mortgage, Series K2
6.950%	03/15/33	590	662,771
Comision Federal de Electricidad (Mexico),
Gtd. Notes, 144A
4.688%	05/15/29	1,400	1,231,825
Commonwealth Edison Co.,
First Mortgage, Series 123
3.750%	08/15/47	1,610	1,258,294
Connecticut Light & Power Co. (The),
First Mortgage, Series A
2.050%	07/01/31	3,255	2,624,674
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes, Series 09-C
5.500%	12/01/39	220	215,385
Duke Energy Carolinas LLC,
First Mortgage
6.050%	04/15/38	550	580,514
First Ref. Mortgage
4.000%	09/30/42	570	471,170
El Paso Electric Co.,
Sr. Unsec’d. Notes
6.000%	05/15/35	670	651,279
Enel Finance International NV (Italy),
Gtd. Notes, 144A
2.250%	07/12/31	2,140	1,559,463
Engie Energia Chile SA (Chile),
Sr. Unsec’d. Notes, 144A
3.400%	01/28/30	400	324,825
Florida Power & Light Co.,
First Mortgage
5.950%	10/01/33	295	311,989
Iberdrola International BV (Spain),
Gtd. Notes
6.750%	09/15/33	145	151,209

SEE NOTES TO FINANCIAL STATEMENTS.

A82

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Indiana Michigan Power Co.,
Sr. Unsec’d. Notes
3.850%	05/15/28(a)	2,910	$2,742,866
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes, 144A, GMTN
4.250%	08/14/28	470	440,419
Monongahela Power Co.,
First Mortgage, 144A
4.100%	04/15/24	2,170	2,133,351
Northern States Power Co.,
First Mortgage
3.600%	09/15/47	1,580	1,222,481
NRG Energy, Inc.,
Gtd. Notes, 144A
3.625%	02/15/31	75	57,385
3.875%	02/15/32	200	150,789
Sr. Sec’d. Notes, 144A
2.000%	12/02/25	320	285,175
2.450%	12/02/27	1,395	1,157,054
PacifiCorp,
First Mortgage
5.350%	12/01/53	3,010	3,011,035
PECO Energy Co.,
First Mortgage
2.800%	06/15/50	1,110	732,771
Public Service Electric & Gas Co.,
First Mortgage, MTN
2.050%	08/01/50	1,005	561,599
3.700%	05/01/28	1,280	1,219,447
4.900%	12/15/32	1,050	1,052,240
Sr. Sec’d. Notes, MTN
5.800%	05/01/37	535	556,609
Public Service Enterprise Group, Inc.,
Sr. Unsec’d. Notes
1.600%	08/15/30	710	551,588
Puget Energy, Inc.,
Sr. Sec’d. Notes
2.379%	06/15/28	1,115	950,678
San Diego Gas & Electric Co.,
First Mortgage
4.150%	05/15/48	1,400	1,177,295
Southern California Edison Co.,
First Ref. Mortgage
4.000%	04/01/47	580	455,401
First Ref. Mortgage, Series C
3.600%	02/01/45	860	619,052
Vistra Operations Co. LLC,
Gtd. Notes, 144A
5.000%	07/31/27	725	674,691
Sr. Sec’d. Notes, 144A
3.550%	07/15/24	2,135	2,048,843
Xcel Energy, Inc.,
Sr. Unsec’d. Notes
4.800%	09/15/41	480	418,273

			35,725,029

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Engineering & Construction — 0.0%
AECOM,
Gtd. Notes
5.125%	03/15/27(a)		700	$677,589
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A
3.875%	04/30/28		500	455,250
5.500%	07/31/47		800	616,000

				1,748,839

Entertainment — 0.0%
Warnermedia Holdings, Inc.,
Gtd. Notes, 144A
5.050%	03/15/42		865	665,186
5.141%	03/15/52		810	594,770
5.391%	03/15/62		405	296,685

				1,556,641

Foods — 0.2%
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes, 144A
5.125%	02/01/28		2,000	1,897,115
Kraft Heinz Foods Co.,
Gtd. Notes
6.500%	02/09/40		1,420	1,503,662
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A
4.125%	01/31/30		300	265,443
4.375%	01/31/32		875	764,235
Mars, Inc.,
Sr. Unsec’d. Notes, 144A
2.375%	07/16/40		660	447,793
Pilgrim’s Pride Corp.,
Gtd. Notes, 144A
5.875%	09/30/27		1,625	1,592,400

				6,470,648

Gas — 0.1%
NiSource, Inc.,
Sr. Unsec’d. Notes
1.700%	02/15/31		915	696,854
3.490%	05/15/27		1,415	1,333,721
3.600%	05/01/30		1,270	1,132,286

				3,162,861

Healthcare-Products — 0.1%
DH Europe Finance II Sarl,
Gtd. Notes
1.350%	09/18/39	EUR	1,635	1,182,911
Medline Borrower LP,
Sr. Sec’d. Notes, 144A
3.875%	04/01/29		675	544,022
Medtronic Global Holdings SCA,
Gtd. Notes
1.625%	03/07/31	EUR	100	91,081
2.250%	03/07/39	EUR	400	330,001

				2,148,015

SEE NOTES TO FINANCIAL STATEMENTS.

A83

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services — 0.2%
Aetna, Inc.,
Sr. Unsec’d. Notes
6.625%	06/15/36	515	$548,254
Elevance Health, Inc.,
Sr. Unsec’d. Notes
4.625%	05/15/42	390	354,757
HCA, Inc.,
Gtd. Notes
5.375%	02/01/25	305	304,671
Gtd. Notes, MTN
7.750%	07/15/36	450	492,891
Kaiser Foundation Hospitals,
Gtd. Notes
4.150%	05/01/47	940	798,043
Providence St. Joseph Health Obligated Group,
Unsec’d. Notes, Series 19A
2.532%	10/01/29	765	643,616
Tenet Healthcare Corp.,
Sr. Sec’d. Notes, 144A
4.375%	01/15/30	625	541,495
6.125%	06/15/30	325	309,535
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
3.250%	05/15/51	1,000	720,738
5.875%	02/15/53(a)	1,430	1,552,610
6.050%	02/15/63	915	1,007,551

			7,274,161

Home Builders — 0.0%
KB Home,
Gtd. Notes
4.000%	06/15/31(a)	575	464,528
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A
5.875%	06/15/27	525	505,229
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc.,
Gtd. Notes, 144A
5.625%	03/01/24	800	794,000

			1,763,757

Housewares — 0.0%
Newell Brands, Inc.,
Sr. Unsec’d. Notes
4.450%	04/01/26	275	260,212
4.875%	06/01/25	1,420	1,385,336

			1,645,548

Insurance — 0.1%
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
3.951%	10/15/50	1,215	855,744
Lincoln National Corp.,
Sr. Unsec’d. Notes
6.300%	10/09/37	772	757,679
Markel Corp.,
Sr. Unsec’d. Notes
4.150%	09/17/50	410	313,216

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Insurance (cont’d.)
5.000%	03/30/43	200	$171,671
New York Life Insurance Co.,
Sub. Notes, 144A
6.750%	11/15/39	660	734,930
Principal Financial Group, Inc.,
Gtd. Notes
4.625%	09/15/42	130	108,694
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.270%	05/15/47	1,450	1,198,282
6.850%	12/16/39	124	136,319

			4,276,535

Media — 0.3%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A
5.500%	05/01/26	750	726,355
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
3.900%	06/01/52	580	365,819
5.375%	04/01/38	1,950	1,638,548
6.384%	10/23/35	875	854,529
6.484%	10/23/45	1,386	1,256,071
Comcast Corp.,
Gtd. Notes
3.950%	10/15/25	225	220,271
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A
2.600%	06/15/31	5,275	4,196,787
CSC Holdings LLC,
Gtd. Notes, 144A
4.500%	11/15/31	1,400	973,000
Paramount Global,
Sr. Unsec’d. Notes
5.250%	04/01/44	1,450	1,117,268
Time Warner Cable LLC,
Sr. Sec’d. Notes
5.500%	09/01/41	360	300,669

			11,649,317

Mining — 0.1%
Freeport Indonesia PT (Indonesia),
Sr. Unsec’d. Notes, 144A, MTN
4.763%	04/14/27	215	206,155
Yamana Gold, Inc. (Canada),
Gtd. Notes
2.630%	08/15/31	3,050	2,289,865

			2,496,020

Miscellaneous Manufacturing — 0.0%
Amsted Industries, Inc.,
Gtd. Notes, 144A
5.625%	07/01/27	1,200	1,146,223

SEE NOTES TO FINANCIAL STATEMENTS.

A84

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Multi-National — 0.0%
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes
2.750%	01/06/23	315	$314,843

Office/Business Equipment — 0.1%
CDW LLC/CDW Finance Corp.,
Gtd. Notes
2.670%	12/01/26	1,810	1,609,481
5.500%	12/01/24	700	697,477

			2,306,958

Oil & Gas — 0.4%
Aker BP ASA (Norway),
Gtd. Notes, 144A
3.100%	07/15/31	755	614,209
Sr. Unsec’d. Notes, 144A
3.750%	01/15/30	3,250	2,849,976
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
5.400%	06/15/47	1,200	1,083,678
Devon Energy Corp.,
Sr. Unsec’d. Notes
5.600%	07/15/41	300	280,283
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes
6.875%	04/29/30	637	576,485
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.750%	01/30/28	500	478,759
Energean Israel Finance Ltd. (Israel),
Sr. Sec’d. Notes, 144A
4.500%	03/30/24	570	548,910
4.875%	03/30/26	795	729,562
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A
6.000%	04/15/30	400	357,964
6.250%	04/15/32	500	429,556
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes, 144A
4.750%	04/24/25	550	529,478
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
6.450%	09/15/36	1,155	1,178,327
Petroleos Mexicanos (Mexico),
Gtd. Notes
5.950%	01/28/31	2,146	1,622,376
6.490%	01/23/27	471	430,023
6.500%	03/13/27	330	299,887
Gtd. Notes, MTN
6.750%	09/21/47	313	199,343
6.875%	08/04/26(a)	670	636,835
QatarEnergy Trading LLC (Qatar),
Sr. Unsec’d. Notes, 144A
1.375%	09/12/26	2,159	1,908,421
2.250%	07/12/31	820	676,654

			15,430,726

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Packaging & Containers — 0.1%
Ball Corp.,
Gtd. Notes
3.125%	09/15/31(a)	425	$341,168
Berry Global, Inc.,
Sr. Sec’d. Notes
1.570%	01/15/26	5,135	4,585,078
Graphic Packaging International LLC,
Gtd. Notes
4.125%	08/15/24	625	611,256

			5,537,502

Pharmaceuticals — 0.7%
AbbVie, Inc.,
Sr. Unsec’d. Notes
3.800%	03/15/25	1,175	1,145,417
4.250%	11/21/49	1,750	1,470,993
4.500%	05/14/35	1,910	1,778,118
4.550%	03/15/35	2,190	2,047,276
4.700%	05/14/45	1,460	1,304,196
Bayer US Finance II LLC (Germany),
Gtd. Notes, 144A
4.250%	12/15/25	1,600	1,553,753
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes
3.734%	12/15/24	130	126,745
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
4.125%	06/15/39	410	365,526
Cigna Corp.,
Gtd. Notes
4.375%	10/15/28	9,285	8,956,525
CVS Health Corp.,
Sr. Unsec’d. Notes
4.780%	03/25/38	3,810	3,490,992
5.300%	12/05/43	250	234,155
Mylan, Inc.,
Gtd. Notes
5.200%	04/15/48	1,375	1,029,500
5.400%	11/29/43	845	669,376
Organon & Co./Organon Foreign Debt Co-Issuer BV,
Sr. Sec’d. Notes, 144A
4.125%	04/30/28	900	796,877
Viatris, Inc.,
Gtd. Notes
3.850%	06/22/40	470	314,976
Wyeth LLC,
Gtd. Notes
6.450%	02/01/24	60	60,957
Zoetis, Inc.,
Sr. Unsec’d. Notes
5.600%	11/16/32(a)	2,658	2,757,835

			28,103,217

Pipelines — 0.7%
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A
5.750%	01/15/28	750	698,919

SEE NOTES TO FINANCIAL STATEMENTS.

A85

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Boardwalk Pipelines LP,
Gtd. Notes
3.400%	02/15/31	1,625	$1,360,441
DCP Midstream Operating LP,
Gtd. Notes
5.125%	05/15/29	5,240	5,051,994
Eastern Gas Transmission & Storage, Inc.,
Sr. Unsec’d. Notes
4.600%	12/15/44	65	53,403
EIG Pearl Holdings Sarl (Saudi Arabia),
Sr. Sec’d. Notes, 144A
3.545%	08/31/36	1,429	1,198,395
Energy Transfer LP,
Sr. Unsec’d. Notes
4.950%	06/15/28	1,115	1,076,978
5.000%	05/15/50	965	779,057
6.125%	12/15/45	180	166,916
6.250%	04/15/49	450	420,249
EQM Midstream Partners LP,
Sr. Unsec’d. Notes, 144A
7.500%	06/01/27	50	48,984
7.500%	06/01/30	50	48,199
Kinder Morgan, Inc.,
Gtd. Notes
3.600%	02/15/51	2,260	1,562,321
MPLX LP,
Sr. Unsec’d. Notes
2.650%	08/15/30	595	482,741
4.000%	02/15/25	1,430	1,385,696
4.000%	03/15/28	1,385	1,290,081
4.875%	06/01/25	3,250	3,212,549
5.200%	03/01/47	40	34,004
5.500%	02/15/49	395	349,403
ONEOK Partners LP,
Gtd. Notes
6.650%	10/01/36	145	145,591
ONEOK, Inc.,
Gtd. Notes
3.100%	03/15/30	5,205	4,367,494
4.500%	03/15/50	295	221,328
4.950%	07/13/47	935	758,923
Venture Global Calcasieu Pass LLC,
Sr. Sec’d. Notes, 144A
3.875%	08/15/29	115	100,685
4.125%	08/15/31	90	76,726
Western Midstream Operating LP,
Sr. Unsec’d. Notes
5.300%	03/01/48	125	103,498
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
4.900%	01/15/45	1,000	850,493
5.100%	09/15/45	500	437,342
5.300%	08/15/52	290	261,240

			26,543,650

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) — 0.3%
Alexandria Real Estate Equities, Inc.,
Gtd. Notes
2.000%	05/18/32	1,815	$1,396,565
Corporate Office Properties LP,
Gtd. Notes
2.900%	12/01/33	1,345	947,495
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
5.375%	04/15/26	1,050	1,035,357
Kimco Realty Corp.,
Sr. Unsec’d. Notes
2.700%	10/01/30	3,480	2,839,853
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes
3.500%	03/15/31	950	653,570
5.000%	10/15/27(a)	400	336,601
Public Storage,
Sr. Unsec’d. Notes
2.250%	11/09/31	1,288	1,038,640
Realty Income Corp.,
Sr. Unsec’d. Notes
3.250%	01/15/31	3,235	2,805,529
Sun Communities Operating LP,
Gtd. Notes
2.700%	07/15/31	3,000	2,361,943

			13,415,553

Retail — 0.2%
1011778 BC ULC/New Red Finance, Inc. (Canada),
Sr. Sec’d. Notes, 144A
3.875%	01/15/28(a)	675	608,344
AutoZone, Inc.,
Sr. Unsec’d. Notes
1.650%	01/15/31	770	596,015
Dollar Tree, Inc.,
Sr. Unsec’d. Notes
4.000%	05/15/25	4,705	4,594,965
Gap, Inc. (The),
Gtd. Notes, 144A
3.625%	10/01/29	275	195,695
3.875%	10/01/31	275	194,008
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes
5.625%	12/01/25	1,375	1,324,432

			7,513,459

Semiconductors — 0.1%
Broadcom, Inc.,
Sr. Unsec’d. Notes, 144A
3.137%	11/15/35	320	234,770
3.187%	11/15/36	4,445	3,208,131

			3,442,901

Software — 0.1%
Microsoft Corp.,
Sr. Unsec’d. Notes
2.525%	06/01/50	1,425	949,631

SEE NOTES TO FINANCIAL STATEMENTS.

A86

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Software (cont’d.)
ServiceNow, Inc.,
Sr. Unsec’d. Notes
1.400%	09/01/30	2,055	$1,565,843

			2,515,474

Telecommunications — 0.5%
AT&T, Inc.,
Sr. Unsec’d. Notes
2.550%	12/01/33	576	442,944
3.500%	09/15/53	5,308	3,611,401
3.650%	09/15/59	160	108,315
4.300%	02/15/30	615	578,335
4.500%	05/15/35	545	495,686
Level 3 Financing, Inc.,
Sr. Sec’d. Notes, 144A
3.400%	03/01/27	300	254,156
T-Mobile USA, Inc.,
Gtd. Notes
2.550%	02/15/31	1,385	1,128,673
3.875%	04/15/30	8,000	7,261,805
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.550%	03/21/31	1,600	1,316,796
2.650%	11/20/40	1,575	1,063,150
4.016%	12/03/29	1,900	1,778,120

			18,039,381

Transportation — 0.0%
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
6.700%	08/01/28	670	706,316
CSX Corp.,
Sr. Unsec’d. Notes
6.150%	05/01/37	715	763,055
Norfolk Southern Corp.,
Sr. Unsec’d. Notes
5.590%	05/17/25	100	100,820

			1,570,191

TOTAL CORPORATE BONDS (cost $427,200,239)			380,590,662

MUNICIPAL BONDS — 0.3%
Alabama — 0.0%
Alabama Economic Settlement Authority,
Taxable, Revenue Bonds, Series B
4.263%	09/15/32	240	222,315

California — 0.2%
Bay Area Toll Authority,
Revenue Bonds, BABs, Series F2
6.263%	04/01/49	1,325	1,525,504
Taxable, Revenue Bonds
2.574%	04/01/31	1,210	1,056,538
State of California,
General Obligation Unlimited, BABs
7.300%	10/01/39	1,270	1,541,060

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
California (cont’d.)
General Obligation Unlimited, Taxable, BABs
7.500%	04/01/34	475	$576,293
7.625%	03/01/40	215	270,652
7.550%	04/01/39	245	309,513

			5,279,560

Colorado — 0.0%
Regional Transportation District Sales Tax Revenue,
Revenue Bonds, BABs, Series B
5.844%	11/01/50	680	732,260

Illinois — 0.0%
Chicago O’Hare International Airport,
Revenue Bonds, BABs, Series B
6.395%	01/01/40	1,030	1,147,609

New Jersey — 0.1%
New Jersey Turnpike Authority,
Taxable, Revenue Bonds, BABs, Series F
7.414%	01/01/40	1,070	1,323,293

New York — 0.0%
New York City Transitional Finance Authority Future Tax Secured Revenue,
Taxable, Revenue Bonds, BABs
5.767%	08/01/36	1,075	1,111,228

Ohio — 0.0%
Ohio State University (The),
Taxable, Revenue Bonds, BABs, Series C
4.910%	06/01/40	455	460,056
Ohio Water Development Authority Water Pollution Control Loan Fund,
Taxable, Revenue Bonds, BABs, Series B2
4.879%	12/01/34	300	300,635

			760,691

Oregon — 0.0%
State of Oregon Department of Transportation,
Taxable, Revenue Bonds, BABs, Series A
5.834%	11/15/34	445	476,641

Pennsylvania — 0.0%
Pennsylvania Turnpike Commission,
Revenue Bonds, BABs, Series B
5.511%	12/01/45	550	553,041

Virginia — 0.0%
University of Virginia,
Taxable, Revenue Bonds, Series C
4.179%	09/01/2117	495	365,257

TOTAL MUNICIPAL BONDS (cost $11,203,847)			11,971,895

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 1.3%
Alternative Loan Trust,
Series 2004-18CB, Class 3A1
5.250%	09/25/35	8	7,360
Banc of America Mortgage Trust,
Series 2005-A, Class 2A1
2.543%(cc)	02/25/35	110	104,737

SEE NOTES TO FINANCIAL STATEMENTS.

A87

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Bellemeade Re Ltd.,
Series 2019-03A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)
5.989%(c)	07/25/29	156	$156,263
Series 2021-02A, Class M1A, 144A, 30 Day Average SOFR + 1.200% (Cap N/A, Floor 1.200%)
5.128%(c)	06/25/31	1,998	1,978,159
Series 2021-03A, Class A2, 144A, 30 Day Average SOFR + 1.000% (Cap N/A, Floor 1.000%)
4.928%(c)	09/25/31	2,100	1,989,929
Series 2021-03A, Class M1A, 144A, 30 Day Average SOFR + 1.000% (Cap N/A, Floor 1.000%)
4.928%(c)	09/25/31	1,373	1,354,813
Series 2022-01, Class M1A, 144A, 30 Day Average SOFR + 1.750% (Cap N/A, Floor 1.750%)
5.678%(c)	01/26/32	3,260	3,216,240
Chase Mortgage Finance Trust,
Series 2007-A01, Class 1A5
3.492%(cc)	02/25/37	78	74,711
Citigroup Mortgage Loan Trust,
Series 2022-A, Class A1, 144A
6.170%	09/25/62	680	664,142
Connecticut Avenue Securities Trust,
Series 2022-R01, Class 1M2, 144A, 30 Day Average SOFR + 1.900% (Cap N/A, Floor 0.000%)
5.828%(c)	12/25/41	1,760	1,671,355
Credit Suisse Mortgage Trust,
Series 2018-RPL09, Class A, 144A
3.850%(cc)	09/25/57	698	651,575
Eagle Re Ltd.,
Series 2019-01, Class M1B, 144A, 1 Month LIBOR + 1.800% (Cap N/A, Floor 0.000%)
6.189%(c)	04/25/29	181	176,661
Series 2021-02, Class M1A, 144A, 30 Day Average SOFR + 1.550% (Cap N/A, Floor 1.550%)
5.478%(c)	04/25/34	5,177	5,146,483
Fannie Mae REMIC,
Series 2014-73, Class CZ
3.000%	11/25/44	1,549	1,347,557
Series 2020-24, Class SP, IO, 1 Month LIBOR + 6.050% (Cap 6.050%, Floor 0.000%)
1.661%(c)	04/25/50	1,156	130,173
Series 2020-45, Class ZC
2.000%	07/25/50	2,229	1,488,183
Series 2021-03, Class JI, IO
2.500%	02/25/51	3,183	424,437
Series 2022-51, Class PS, IO, 30 Day Average SOFR + 5.950% (Cap 5.950%, Floor 0.000%)
2.022%(c)	08/25/52	2,716	185,136
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2020-HQA05, Class M2, 144A, 30 Day Average SOFR + 2.600% (Cap N/A, Floor 0.000%)
6.528%(c)	11/25/50	1,804	1,799,958
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-HQA04, Class B1, 144A, 1 Month LIBOR + 5.250% (Cap N/A, Floor 0.000%)
9.639%(c)	09/25/50	225	229,781

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2021-DNA05, Class M2, 144A, 30 Day Average SOFR + 1.650% (Cap N/A, Floor 0.000%)
5.578%(c)	01/25/34	252	$247,984
Series 2021-HQA03, Class M1, 144A, 30 Day Average SOFR + 0.850% (Cap N/A, Floor 0.000%)
4.778%(c)	09/25/41	6,153	5,874,089
Series 2022-DNA01, Class M1A, 144A, 30 Day Average SOFR + 1.000% (Cap N/A, Floor 0.000%)
4.928%(c)	01/25/42	1,428	1,391,172
Freddie Mac REMIC,
Series 4117, Class ZC
3.000%	10/15/42	2,589	2,295,597
Series 4535, Class PA
3.000%	03/15/44	536	502,007
Series 4680, Class GZ
3.500%	03/15/47	3,628	3,146,427
Series 5021, Class SB, IO, 30 Day Average SOFR + 3.550% (Cap 3.550%, Floor 0.000%)
0.000%	10/25/50	3,898	132,340
Series 5023, Class IO, IO
2.000%	10/25/50	911	106,154
Series 5222, Class SA, IO, 30 Day Average SOFR + 3.500% (Cap 3.500%, Floor 0.000%)
0.000%(c)	05/25/52	446	7,684
Government National Mortgage Assoc.,
Series 2015-124, Class VZ
3.500%	09/20/45	2,577	2,322,731
Series 2019-69, Class KB
3.000%	06/20/49	3,423	2,717,171
Series 2021-165, Class ST, IO, 1 Month LIBOR + 3.360% (Cap 0.020%, Floor 0.000%)
0.000%(c)	01/20/50	667	219
Series 2021-177, Class SB, IO, 30 Day Average SOFR + 3.200% (Cap 3.200%, Floor 0.000%)
0.000%(c)	10/20/51	3,002	47,517
Series 2021-205, Class DS, IO, 30 Day Average SOFR + 3.200% (Cap 3.200%, Floor 0.000%)
0.000%(c)	11/20/51	4,856	76,961
Series 2022-046, Class S, IO, 30 Day Average SOFR + 3.500% (Cap 3.500%, Floor 0.000%)
0.000%(c)	03/20/52	1,249	21,140
Series 2022-051, Class SC, IO, 30 Day Average SOFR + 3.500% (Cap 3.500%, Floor 0.000%)
0.000%(c)	03/20/52	5,467	84,654
Series 2022-066, Class SB, IO, 30 Day Average SOFR + 3.850% (Cap 3.850%, Floor 0.000%)
0.024%(c)	04/20/52	1,854	35,827
Series 2022-068, Class SP, IO, 30 Day Average SOFR + 3.850% (Cap 3.850%, Floor 0.000%)
0.024%(c)	04/20/52	1,441	26,096
Series 2022-078, Class MS, IO, 30 Day Average SOFR + 3.600% (Cap 3.600%, Floor 0.000%)
0.000%(c)	04/20/52	4,752	70,202
Series 2022-078, Class SB, IO, 30 Day Average SOFR + 3.750% (Cap 3.750%, Floor 0.000%)
0.000%(c)	04/20/52	3,182	57,178

SEE NOTES TO FINANCIAL STATEMENTS.

A88

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2022-093, Class GS, IO, 30 Day Average SOFR + 3.650% (Cap 3.650%, Floor 0.000%)
0.000%(c)	05/20/52	1,058	$15,612
Series 2022-126, Class CS, IO, 30 Day Average SOFR + 3.760% (Cap 3.760%, Floor 0.000%)
0.000%(c)	07/20/52	6,342	68,031
Series 2022-133, Class SA, IO, 30 Day Average SOFR + 3.950% (Cap 3.950%, Floor 0.000%)
0.124%(c)	07/20/52	2,327	37,035
Series 2022-148, Class DS, IO, 30 Day Average SOFR + 3.600% (Cap 3.600%, Floor 0.000%)
0.000%(c)	08/20/52	2,334	29,927
Home Re Ltd.,
Series 2019-01, Class M1, 144A, 1 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)
6.039%(c)	05/25/29	168	165,705
Series 2021-02, Class M1A, 144A, 30 Day Average SOFR + 1.250% (Cap N/A, Floor 0.000%)
5.178%(c)	01/25/34	545	543,319
JPMorgan Mortgage Trust,
Series 2007-A01, Class 4A1
3.939%(cc)	07/25/35	26	25,319
Legacy Mortgage Asset Trust,
Series 2021-GS01, Class A1, 144A
1.892%	10/25/66	344	314,457
MFA Trust,
Series 2021-RPL01, Class A1, 144A
1.131%(cc)	07/25/60	2,595	2,271,660
Mill City Mortgage Loan Trust,
Series 2017-03, Class A1, 144A
2.750%(cc)	01/25/61	401	387,196
New Residential Mortgage Loan Trust,
Series 2018-04A, Class A1S, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)
5.139%(c)	01/25/48	263	252,189
Oaktown Re II Ltd.,
Series 2018-01A, Class M1, 144A, 1 Month LIBOR + 1.550% (Cap N/A, Floor 0.000%)
5.939%(c)	07/25/28	136	136,213
Oaktown Re VII Ltd.,
Series 2021-02, Class M1A, 144A, 30 Day Average SOFR + 1.600% (Cap N/A, Floor 1.600%)
5.528%(c)	04/25/34	1,300	1,272,518
PMT Credit Risk Transfer Trust,
Series 2021-01R, Class A, 144A, 1 Month LIBOR + 2.900% (Cap N/A, Floor 2.900%)
7.287%(c)	02/27/24	2,537	2,423,262
Seasoned Credit Risk Transfer Trust,
Series 2019-02, Class MA
3.500%	08/25/58	661	623,473
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-01, Class 4A3
3.780%(cc)	02/25/34	52	48,256
Towd Point Mortgage Trust,
Series 2017-05, Class A1, 144A, 1 Month LIBOR + 0.600% (Cap N/A, Floor 0.000%)
3.773%(c)	02/25/57	647	640,593

Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2020-04, Class A1, 144A
1.750%	10/25/60		774	$683,599

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $56,575,414)				51,899,167

SOVEREIGN BONDS — 0.4%
Abu Dhabi Government International Bond (United Arab Emirates),
Sr. Unsec’d. Notes, 144A
3.125%	10/11/27		3,350	3,198,203
Bermuda Government International Bond (Bermuda),
Sr. Unsec’d. Notes, 144A
2.375%	08/20/30		710	596,311
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
4.000%	02/26/24		175	170,712
Export-Import Bank of India (India),
Sr. Unsec’d. Notes, 144A
3.875%	02/01/28		1,040	962,520
Finnvera OYJ (Finland),
Gov’t. Gtd. Notes, 144A, MTN
2.375%	06/04/25		400	379,732
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
1.450%	09/18/26	EUR	2,100	2,043,944
3.375%	07/30/25	EUR	1,500	1,589,919
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, 144A, MTN
2.125%	10/25/23		1,400	1,367,586
3.000%	03/12/24		400	391,057
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
4.500%	04/16/50		475	358,269
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes
2.783%	01/23/31		453	374,518
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes, 144A
5.103%	04/23/48		915	914,886
Tokyo Metropolitan Government (Japan),
Sr. Unsec’d. Notes, 144A
3.250%	06/01/23		800	793,258
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes
5.100%	06/18/50		545	537,370

TOTAL SOVEREIGN BONDS (cost $14,470,114)				13,678,285

U.S. GOVERNMENT AGENCY OBLIGATIONS — 10.7%
Federal Home Loan Bank
5.500%	07/15/36(k)		1,080	1,187,326
Federal Home Loan Mortgage Corp.
1.500%	11/01/50		1,680	1,297,803
2.000%	01/01/32		410	372,980
2.000%	02/01/36		1,404	1,252,153
2.000%	06/01/40		1,116	950,337
2.000%	10/01/40		1,649	1,404,511

SEE NOTES TO FINANCIAL STATEMENTS.

A89

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
2.000%	09/01/50	3,266	$2,670,857
2.000%	10/01/50	2,685	2,195,500
2.000%	03/01/51	1,275	1,041,696
2.000%	07/01/51	5,403	4,407,667
2.000%	09/01/51	482	395,341
2.500%	03/01/30	198	185,507
2.500%	10/01/32	448	418,492
2.500%	03/01/51	1,088	933,858
2.500%	04/01/51	8,205	6,969,143
2.500%	05/01/51	4,590	3,893,464
2.500%	08/01/51	485	412,059
2.500%	09/01/51	2,802	2,378,374
2.500%	10/01/51	3,974	3,393,540
2.500%	12/01/51	3,375	2,857,145
2.500%	04/01/52	4,000	3,388,610
2.500%	04/01/52	7,984	6,771,144
3.000%	10/01/28	135	129,916
3.000%	06/01/29	374	359,872
3.000%	03/01/32	448	428,584
3.000%	01/01/37	196	182,282
3.000%	01/01/43	427	388,745
3.000%	07/01/43	863	785,874
3.000%	01/01/47	2,138	1,912,992
3.000%	02/01/50	1,782	1,575,515
3.000%	06/01/51	642	564,985
3.000%	07/01/51	1,000	884,733
3.000%	11/01/51	1,000	878,209
3.000%	12/01/51	138	121,568
3.000%	12/01/51	1,000	877,938
3.000%	01/01/52	1,000	877,900
3.000%	02/01/52	505	446,182
3.000%	03/01/52	1,000	877,519
3.000%	03/01/52	2,501	2,195,936
3.000%	04/01/52	1,000	877,429
3.000%	04/01/52	2,506	2,200,427
3.000%	05/01/52	463	406,275
3.000%	05/01/52	1,000	877,955
3.000%	05/01/52	6,733	5,911,351
3.000%	06/01/52	4,412	3,874,424
3.000%	06/01/52	9,081	7,973,783
3.500%	03/01/42	203	190,412
3.500%	06/01/42	146	136,649
3.500%	01/01/47	356	331,856
3.500%	02/01/47	524	487,008
3.500%	04/01/52	2,965	2,702,354
3.500%	05/01/52	1,493	1,357,807
3.500%	05/01/52	2,004	1,822,846
3.500%	06/01/52	63	57,054
3.500%	06/01/52	2,993	2,719,556
3.500%	06/01/52	5,471	4,974,150
3.500%	07/01/52	64	57,771
3.500%	08/01/52	1,994	1,811,907
3.500%	09/01/52	3,494	3,175,704
3.500%	11/01/52	1,022	928,961
3.500%	11/01/52	4,209	3,824,923
4.000%	06/01/26	137	133,944
4.000%	09/01/26	72	70,552
4.000%	11/01/37	7,258	7,083,539

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
4.000%	10/01/39	357	$343,473
4.000%	12/01/40	156	149,810
4.000%	10/01/41	132	126,728
4.000%	01/01/42	52	49,816
4.000%	10/01/45	167	159,895
4.000%	04/01/52	1,429	1,352,293
4.500%	09/01/39	112	111,226
4.500%	10/01/39	619	614,069
4.500%	12/01/39	201	199,205
4.500%	07/01/41	67	65,786
4.500%	07/01/41	1,122	1,113,108
4.500%	08/01/41	108	106,653
4.500%	08/01/41	111	108,209
4.500%	08/01/41	178	174,888
4.500%	10/01/41	97	95,171
4.500%	10/01/46	93	91,737
4.500%	12/01/47	435	427,101
5.000%	05/01/34	11	10,862
5.000%	05/01/34	109	111,923
5.000%	08/01/35	11	11,449
5.000%	09/01/35	25	25,225
5.000%	10/01/36	17	17,773
5.000%	05/01/37	10	10,631
5.000%	07/01/37	185	189,624
5.000%	09/01/38	25	25,500
5.000%	09/01/38	26	26,859
5.000%	09/01/38	30	30,723
5.000%	02/01/39	10	10,206
5.000%	06/01/39	30	30,426
5.000%	10/01/52	489	482,679
5.500%	02/01/34	27	27,169
5.500%	04/01/34	261	263,599
5.500%	06/01/34	45	45,913
5.500%	06/01/34	78	78,707
5.500%	05/01/37	24	25,186
5.500%	02/01/38	186	193,431
5.500%	05/01/38	34	35,118
5.500%	07/01/38	166	172,268
6.000%	03/01/32	115	116,926
6.000%	12/01/33	22	21,904
6.000%	07/01/36	2	2,432
6.000%	12/01/36	4	4,277
6.000%	05/01/37	6	6,581
6.000%	12/01/37	10	9,684
6.000%	01/01/38	3	2,988
6.000%	01/01/38	6	5,841
6.000%	01/01/38	112	116,368
6.000%	10/01/38	50	52,109
6.000%	08/01/39	20	20,440
6.750%	03/15/31	500	588,312
7.000%	01/01/31	11	10,971
7.000%	06/01/31	7	7,045
7.000%	09/01/31	2	1,914
7.000%	10/01/31	22	22,924
7.000%	10/01/32	25	25,337
Federal National Mortgage Assoc
1.500%	02/01/42	480	388,088
1.500%	10/01/50	398	307,436

SEE NOTES TO FINANCIAL STATEMENTS.

A90

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
1.500%	11/01/50	4,267	$3,296,397
1.500%	12/01/50	4,760	3,677,261
2.000%	08/01/31	609	554,201
2.000%	02/01/41	2,264	1,928,148
2.000%	05/01/41(k)	5,048	4,299,196
2.000%	08/01/50	1,160	950,372
2.000%	10/01/50	11,823	9,692,616
2.000%	02/01/51(k)	12,254	10,001,751
2.000%	03/01/51	1,651	1,348,632
2.000%	05/01/51	2,377	1,940,545
2.000%	08/01/51	1,988	1,622,723
2.000%	10/01/51	2,973	2,424,169
2.500%	10/01/43	505	435,493
2.500%	12/01/46	919	792,572
2.500%	03/01/50	692	591,273
2.500%	08/01/50	3,067	2,609,982
2.500%	12/01/50	305	261,968
2.500%	02/01/51	2,404	2,038,356
2.500%	02/01/51	2,915	2,472,181
2.500%	04/01/51	3,622	3,076,526
2.500%	08/01/51	958	813,306
2.500%	08/01/51	979	830,948
2.500%	09/01/51	3,035	2,576,535
2.500%	10/01/51	1,052	891,965
2.500%	11/01/51	4,882	4,144,407
2.500%	12/01/51	9,136	7,787,777
2.500%	02/01/52	482	410,663
2.500%	03/01/52	998	845,608
2.500%	04/01/52	3,981	3,372,463
2.500%	04/01/52	4,000	3,387,973
2.500%	05/01/52	957	816,019
3.000%	02/01/27	504	487,694
3.000%	08/01/30	434	411,872
3.000%	11/01/36	864	801,336
3.000%	12/01/42	476	433,207
3.000%	12/01/42	697	634,266
3.000%	03/01/43	117	106,596
3.000%	11/01/46	116	104,040
3.000%	01/01/47	932	831,826
3.000%	02/01/47	660	590,254
3.000%	03/01/47	520	465,188
3.000%	11/01/49	512	452,208
3.000%	12/01/49	318	281,894
3.000%	12/01/49	439	388,040
3.000%	01/01/50	482	425,972
3.000%	02/01/50	453	402,045
3.000%	02/01/50	492	434,882
3.000%	02/01/50	5,442	4,814,789
3.000%	03/01/50	379	334,887
3.000%	05/01/51	834	735,769
3.000%	02/01/52	3,349	2,941,075
3.000%	03/01/52	67	58,728
3.000%	03/01/52	500	438,758
3.000%	03/01/52	1,903	1,677,825
3.000%	04/01/52	54	47,478
3.000%	04/01/52	971	854,264
3.000%	04/01/52	1,000	877,518
3.000%	04/01/52	1,950	1,722,487

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
3.000%	05/01/52	1,000	$878,201
3.000%	06/01/52	1,000	878,009
3.000%	06/01/52	1,000	878,130
3.000%	07/01/52	4,948	4,342,864
3.500%	07/01/31	345	335,736
3.500%	11/01/32	203	196,422
3.500%	02/01/33	418	404,218
3.500%	05/01/33	570	547,765
3.500%	06/01/39	322	301,464
3.500%	01/01/42	2,245	2,101,354
3.500%	05/01/42	1,088	1,018,169
3.500%	07/01/42	403	377,021
3.500%	08/01/42	153	143,125
3.500%	08/01/42	391	366,343
3.500%	09/01/42	445	415,738
3.500%	09/01/42	776	725,913
3.500%	11/01/42	220	205,456
3.500%	03/01/43	1,596	1,493,613
3.500%	04/01/43	242	226,805
3.500%	04/01/43	590	551,306
3.500%	07/01/43	111	104,135
3.500%	06/01/45	2,081	1,935,559
3.500%	07/01/46	278	257,766
3.500%	11/01/46	522	484,184
3.500%	09/01/47	494	457,728
3.500%	01/01/48	4,999	4,635,645
3.500%	05/01/48	463	428,146
3.500%	06/01/48	2,306	2,138,485
3.500%	02/01/52	5,891	5,360,546
3.500%	03/01/52	991	908,028
3.500%	04/01/52	26	23,467
3.500%	05/01/52	43	38,616
3.500%	06/01/52	25	23,089
3.500%	06/01/52	1,686	1,536,713
3.500%	06/01/52	3,489	3,170,366
3.500%	06/01/52	3,776	3,434,225
3.500%	07/01/52	498	453,061
3.500%	07/01/52	645	586,986
3.500%	07/01/52	9,914	9,010,534
3.500%	08/01/52	62	56,201
3.500%	08/01/52	1,501	1,364,706
3.500%	09/01/52	702	638,300
3.500%	10/01/52	143	130,058
3.500%	10/01/52	199	180,691
3.500%	10/01/52	226	204,937
3.500%	11/01/52	35	32,106
3.500%	12/01/52	529	480,566
4.000%	TBA	1,500	1,461,969
4.000%	12/01/36	404	389,021
4.000%	10/01/41	1,251	1,201,892
4.000%	07/01/44	472	452,524
4.000%	09/01/44	773	740,857
4.000%	10/01/46	397	378,149
4.000%	06/01/47	341	326,000
4.000%	09/01/47	127	120,845
4.000%	11/01/47	412	394,858
4.000%	11/01/47	529	506,088
4.000%	12/01/47	1,726	1,651,275

SEE NOTES TO FINANCIAL STATEMENTS.

A91

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
4.000%	03/01/49	3,544	$3,379,343
4.000%	05/01/52	985	923,996
4.000%	06/01/52	966	906,280
4.500%	TBA	22,500	21,650,767
4.500%	07/01/33	21	20,754
4.500%	08/01/33	7	6,962
4.500%	09/01/33	22	21,381
4.500%	10/01/33	55	54,585
4.500%	03/01/34	16	15,588
4.500%	01/01/35	1	1,032
4.500%	07/01/39	403	398,454
4.500%	08/01/39	279	275,413
4.500%	09/01/39	164	162,053
4.500%	12/01/39	2	2,222
4.500%	03/01/41	643	637,506
4.500%	07/01/42	62	61,083
4.500%	06/01/50	771	747,960
5.000%	TBA(tt)	3,500	3,448,275
5.000%	03/01/34	112	113,949
5.000%	04/01/35	264	269,762
5.000%	06/01/35	63	64,415
5.000%	07/01/35	64	65,020
5.000%	07/01/35	65	66,871
5.000%	09/01/35	48	48,941
5.000%	11/01/35	61	62,290
5.000%	02/01/36	35	35,630
5.000%	08/01/52	484	477,493
5.000%	09/01/52	494	487,310
5.500%	TBA(tt)	4,500	4,511,100
5.500%	02/01/33	48	49,829
5.500%	08/01/33	121	123,825
5.500%	10/01/33	30	30,493
5.500%	12/01/33	27	27,847
5.500%	12/01/34	75	77,084
5.500%	10/01/35	177	178,670
5.500%	03/01/36	44	43,956
5.500%	04/01/36	45	45,662
5.500%	01/01/37	35	35,935
5.500%	04/01/37	17	17,532
5.500%	05/01/37	105	108,607
5.500%	08/01/37	130	134,711
6.000%	TBA(tt)	5,500	5,581,158
6.000%	10/01/33	148	151,508
6.000%	11/01/33	12	12,565
6.000%	11/01/33	13	12,790
6.000%	01/01/34	157	161,693
6.000%	02/01/34	53	54,753
6.000%	03/01/34	1	1,123
6.000%	03/01/34	9	9,067
6.000%	03/01/34	11	11,595
6.000%	11/01/34	15	14,940
6.000%	01/01/35	26	26,724
6.000%	01/01/35	65	65,919
6.000%	02/01/35	2	1,847
6.000%	02/01/35	93	94,881
6.000%	02/01/35	99	101,881
6.000%	04/01/35	9	9,216
6.000%	05/01/36	14	13,797

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
6.000%	06/01/36	12	$12,417
6.000%	02/01/37	36	38,047
6.000%	06/01/37	11	11,156
6.000%	05/01/38	89	92,736
6.500%	09/01/32	1	871
6.500%	09/01/32	11	11,458
6.500%	09/01/32	22	22,777
6.500%	09/01/32	22	23,061
6.500%	10/01/32	27	27,702
6.500%	04/01/33	27	27,789
6.500%	11/01/33	18	18,731
6.500%	01/01/34	19	19,266
6.500%	09/01/34	34	34,623
6.500%	09/01/36	89	93,913
6.500%	10/01/36	16	16,164
6.500%	01/01/37	35	36,100
6.500%	01/01/37	53	54,009
6.500%	09/01/37	9	9,667
6.625%	11/15/30(k)	1,080	1,259,785
7.000%	02/01/32	9	9,350
7.000%	05/01/32	9	9,232
7.000%	06/01/32	7	6,669
7.000%	07/01/32	29	29,841
7.125%	01/15/30(k)	3,600	4,254,116
Government National Mortgage Assoc.
2.000%	03/20/51	1,562	1,316,664
2.000%	07/20/51	475	398,178
2.000%	10/20/51	972	816,944
2.500%	TBA	11,500	9,963,118
2.500%	03/20/43	362	319,077
2.500%	12/20/46	330	290,746
2.500%	05/20/51	14,076	12,238,063
2.500%	08/20/51	1,049	910,689
2.500%	11/20/51	455	394,600
2.500%	12/20/51	5,064	4,392,762
3.000%	TBA	9,500	8,456,727
3.000%	03/15/45	303	270,620
3.000%	11/20/45	410	373,320
3.000%	03/20/46	2,435	2,211,399
3.000%	07/20/46	1,579	1,430,665
3.000%	10/20/46	527	476,645
3.000%	02/20/47	798	718,111
3.000%	12/20/49	157	141,443
3.000%	01/20/50	1,393	1,252,604
3.000%	06/20/51	370	330,780
3.000%	10/20/51	4,930	4,405,428
3.000%	11/20/51	930	831,870
3.000%	12/20/51	1,650	1,473,952
3.000%	04/20/52	971	865,545
3.000%	06/20/52	3,000	2,671,287
3.500%	12/20/42	811	763,701
3.500%	05/20/43	165	155,533
3.500%	03/20/45	506	472,591
3.500%	04/20/45	678	633,259
3.500%	07/20/46	2,340	2,182,529
3.500%	06/20/49	3,029	2,796,302
4.000%	06/15/40	64	61,481
4.000%	05/20/41	123	119,231

SEE NOTES TO FINANCIAL STATEMENTS.

A92

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
4.000%	12/20/42	307		$296,485
4.000%	08/20/44	111		106,944
4.000%	11/20/45	530		510,605
4.000%	12/20/45	579		558,549
4.000%	11/20/46	124		118,834
4.000%	09/20/47	1,614		1,553,485
4.000%	02/20/49	919		879,017
4.000%	01/20/50	903		863,331
4.500%	04/15/40	225		223,483
4.500%	01/20/41	569		568,104
4.500%	02/20/41	339		338,321
4.500%	06/20/44	363		366,750
4.500%	09/20/46	198		194,309
4.500%	11/20/46	342		344,490
4.500%	03/20/47	278		275,405
4.500%	05/20/48	280		275,152
4.500%	06/20/48	361		354,990
4.500%	08/20/48	1,207		1,185,483
5.000%	TBA	1,000		990,729
5.000%	10/20/37	77		78,546
5.000%	04/20/45	369		375,561
5.500%	11/15/32	30		30,300
5.500%	02/15/33	24		25,675
5.500%	08/15/33	46		46,606
5.500%	08/15/33	63		63,744
5.500%	09/15/33	34		34,450
5.500%	09/15/33	55		56,961
5.500%	10/15/33	40		41,473
5.500%	12/15/33	4		3,981
5.500%	04/15/34	145		151,457
5.500%	07/15/35	31		31,932
5.500%	02/15/36	83		85,681
5.500%	09/20/52	10,485		10,559,343
6.000%	02/15/33	2		1,566
6.000%	04/15/33	12		12,235
6.000%	09/15/33	9		9,289
6.000%	12/15/33	22		22,996
6.000%	12/15/33	64		65,739
6.000%	01/15/34	11		11,294
6.000%	01/15/34	18		18,689
6.000%	06/20/34	38		39,985
6.000%	07/15/34	85		89,589
6.000%	10/15/34	106		109,851
6.500%	10/15/23	—(r	)	89
6.500%	12/15/23	—(r	)	281
6.500%	01/15/24	—(r	)	225
6.500%	01/15/24	1		624
6.500%	01/15/24	1		1,351
6.500%	01/15/24	2		1,943
6.500%	01/15/24	7		6,876
6.500%	02/15/24	—(r	)	45
6.500%	02/15/24	—(r	)	66
6.500%	02/15/24	—(r	)	246
6.500%	02/15/24	—(r	)	353
6.500%	02/15/24	—(r	)	489
6.500%	02/15/24	1		1,331
6.500%	02/15/24	1		1,491
6.500%	02/15/24	2		2,047

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(continued)
6.500%	02/15/24	8		$8,018
6.500%	04/15/24	—(r	)	62
6.500%	04/15/24	—(r	)	272
6.500%	04/15/24	1		540
6.500%	04/15/24	2		2,084
6.500%	05/15/24	1		1,506
6.500%	05/15/24	2		2,496
6.500%	10/15/24	2		2,085
6.500%	12/15/30	4		4,478
6.500%	01/15/32	13		13,629
6.500%	02/15/32	8		8,247
6.500%	07/15/32	19		19,745
6.500%	08/15/32	3		3,379
6.500%	08/15/32	7		6,922
6.500%	08/15/32	22		23,124
6.500%	08/15/32	108		112,334
6.500%	06/15/35	18		18,522
6.500%	07/15/35	6		6,091
8.000%	01/15/24	1		1,217
8.000%	04/15/25	1		657
Tennessee Valley Authority, Sr. Unsec’d. Notes
1.500%	09/15/31	625		490,634

TOTAL U.S. GOVERNMENT AGENCY OBLI GATIONS (cost $454,396,885)				427,900,103

U.S. TREASURY OBLIGATIONS — 1.5%
U.S. Treasury Bonds
1.750%	08/15/41	9,990		6,847,833
2.000%	11/15/41(h)	21,340		15,264,769
2.250%	05/15/41	5,895		4,432,303
2.375%	02/15/42(h)	11,610		8,870,766
2.500%	05/15/46	8,190		6,136,102
2.875%	05/15/52	4,555		3,668,198
3.000%	08/15/52	2,645		2,192,870
U.S. Treasury Notes
3.125%	11/15/28	100		95,344
4.125%	11/15/32	1,505		1,535,100
U.S. Treasury Strips Coupon
2.000%(s)	08/15/39	3,780		1,877,597
2.228%(s)	05/15/28	718		576,840
2.365%(s)	08/15/44	3,095		1,224,338
2.395%(s)	11/15/43	1,156		471,522
2.955%(s)	11/15/41	10,800		4,807,687

TOTAL U.S. TREASURY OBLIGATIONS (cost $73,193,113)				58,001,269

TOTAL LONG-TERM INVESTMENTS (cost $3,424,317,603)				3,801,749,635

		Shares
SHORT-TERM INVESTMENTS — 7.5%
AFFILIATED MUTUAL FUNDS — 7.5%
PGIM Core Ultra Short Bond Fund(wa)		237,823,701		237,823,701

SEE NOTES TO FINANCIAL STATEMENTS.

A93

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

AFFILIATED MUTUAL FUNDS (continued)
PGIM Institutional Money Market Fund (cost $59,857,449; includes $59,594,222 of cash collateral for securities on loan)(b)(wa)	59,978,986	$59,948,997

TOTAL AFFILIATED MUTUAL FUNDS
(cost $297,681,150)		297,772,698

Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATION(k)(n) — 0.0%
U.S. Treasury Bills
4.226%	03/16/23	140	138,812

(cost $138,798)

TOTAL SHORT-TERM INVESTMENTS (cost $297,819,948)			297,911,510

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN—102.6% (cost $3,722,137,551)			4,099,661,145

OPTIONS WRITTEN*~ — (0.0)%
(premiums received $0)			(220)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN—102.6% (cost $3,722,137,551)			4,099,660,925
Liabilities in excess of other assets(z) — (2.6)%			(102,434,219)

NET ASSETS — 100.0%			$3,997,226,706

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail. Excludes centrally cleared swaptions.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $1,261,403 and 0.0% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $57,818,391; cash collateral of $59,594,222 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2022.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(oo)	Perpetual security. Maturity date represents next call date.
(r)	Principal or notional amount is less than $500 par.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(tt)	All or partial principal amount represents “TBA” mortgage dollar rolls. The aggregate mortgage dollar roll principal amount of 11,000,000 is 0.3% of net assets.
(wa)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Forward Commitment Contracts:

U.S. Government Agency Obligations	Interest Rate	Maturity Date	Settlement Date	Principal Amount (000)#	Value
Federal National Mortgage Assoc.	2.500%	TBA	01/12/23	(11,500)	$(9,734,915)
Federal National Mortgage Assoc.	3.000%	TBA	01/12/23(tt)	(2,500)	(2,193,423)
Government National Mortgage Assoc.	5.500%	TBA	01/23/23	(3,000)	(3,016,775)

TOTAL FORWARD COMMITMENT CONTRACTS (proceeds receivable $15,107,188)					$(14,945,113)

SEE NOTES TO FINANCIAL STATEMENTS.

A94

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Options Written:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
GS_21-PJA^	Put	GSI	06/17/24	0.25%	0.25%(M)	GS_21-PJA(M)	13,500	$(220)
(premiums received $0)

Options Purchased:

Centrally Cleared Swaptions

Description	Call/ Put	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value at December 31, 2022	Unrealized Appreciation (Depreciation)
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.03%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	15,420	$3,692	$(71,866)
CDX.NA.IG.39.V1, 12/20/27	Put	02/15/23	0.90%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	13,230	26,148	(23,279)
CDX.NA.IG.39.V1, 12/20/27	Put	03/15/23	0.80%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	18,515	86,052	27,914

Total Centrally Cleared Swaptions (cost $183,123)							$115,892	$(67,231)

Options Written: Centrally Cleared Swaptions
Description	Call/ Put	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value at December 31, 2022	Unrealized Appreciation (Depreciation)
CDX.NA.IG.39.V1, 12/20/27	Call	01/18/23	0.90%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	15,420	$(59,783)	$(27,401)
CDX.NA.IG.39.V1, 12/20/27	Call	02/15/23	0.80%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	13,230	(23,383)	5,511
CDX.NA.IG.39.V1, 12/20/27	Call	03/15/23	0.73%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	18,515	(17,275)	21,606
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.30%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	15,420	(1,241)	34,996
CDX.NA.IG.39.V1, 12/20/27	Put	02/15/23	1.15%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	13,230	(7,257)	12,376
CDX.NA.IG.39.V1, 12/20/27	Put	03/15/23	1.10%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	18,515	(25,373)	(8,710)

Total Centrally Cleared Swaptions (premiums received $172,690)							$(134,312)	$38,378

Futures contracts outstanding at December 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
363	2 Year U.S. Treasury Notes	Mar. 2023	$74,443,360	$23,325
397	5 Year U.S. Treasury Notes	Mar. 2023	42,848,087	(364,150)
683	10 Year U.S. Treasury Notes	Mar. 2023	76,698,769	(1,064,499)
40	10 Year U.S. Ultra Treasury Notes	Mar. 2023	4,731,250	(18,556)
103	30 Year U.S. Ultra Treasury Bonds	Mar. 2023	13,834,187	(561,451)
6	Mini MSCI EAFE Index	Mar. 2023	584,820	(10,171)
6	S&P 500 E-Mini Index	Mar. 2023	1,158,300	(32,386)

				(2,027,888)

Short Positions:
13	5 Year Euro-Bobl	Mar. 2023	1,610,759	51,980
16	10 Year Euro-Bund	Mar. 2023	2,276,719	151,854
484	20 Year U.S. Treasury Bonds	Mar. 2023	60,666,375	397,922

SEE NOTES TO FINANCIAL STATEMENTS.

A95

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Futures contracts outstanding at December 31, 2022 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Short Positions (cont’d):
14	Euro Schatz Index	Mar. 2023	$1,579,856	$19,396

				621,152

				$(1,406,736)

Forward foreign currency exchange contracts outstanding at December 31, 2022:

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Canadian Dollar,
Expiring 01/19/23	HSBC	CAD	4,286	$3,105,926	$3,166,090	$—	$(60,164)
Euro,
Expiring 01/12/23	BNP	EUR	19,901	20,628,407	21,322,768	—	(694,361)
Expiring 01/12/23	SCB	EUR	7,102	7,364,315	7,609,321	—	(245,006)

				$31,098,648	$32,098,179	$—	$(999,531)

Credit default swap agreements outstanding at December 31, 2022:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2022(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreement on asset-backed and/or mortgage-backed securities - Sell Protection(2)^:
GS_21-PJA	01/14/23	0.250%(M)	7,565	*	$2,570	$(53)	$2,623	GSI

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1):
Credit Suisse Group AG	06/20/26	1.000%(Q)	3,000	$257,255	$173,524	$83,731	BARC
Credit Suisse Group AG	06/20/26	1.000%(Q)	3,000	257,255	169,259	87,996	BARC
Credit Suisse Group AG	06/20/26	1.000%(Q)	3,000	257,255	190,401	66,854	BARC

				$771,765	$533,184	$238,581

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.NA.IG.39.V1	12/20/27	1.000%(Q)	32,130	$(139,820)	$(266,788)	$(126,968)

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery

SEE NOTES TO FINANCIAL STATEMENTS.

A96

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Portfolio is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total return swap agreements outstanding at December 31, 2022:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)

OTC Total Return Swap Agreements:
Total Return Benchmark Bond Index(T)	1 Day USOIS-50bps(Q)/ 3.830%	JPM	03/20/23	(7,182)	$(483,966)	$—	$(483,966)
U.S. Treasury Bond(T)	1 Day USOIS +9bps(T)/ 4.420%	JPM	01/18/23	9,385	55,309	—	55,309
U.S. Treasury Bond(T)	1 Day USOIS +6bps(T)/ 4.390%	GSI	01/19/23	17,470	165,639	—	165,639
U.S. Treasury Bond(T)	1 Day USOIS +10bps(T)/ 4.430%	JPM	01/23/23	16,725	470,791	—	470,791
U.S. Treasury Bond(T)	1 Day USOIS +12bps(T)/ 4.450%	JPM	01/26/23	14,990	658,245	—	658,245
U.S. Treasury Bond(T)	1 Day USOIS +6bps(T)/ 4.390%	GSI	01/27/23	24,575	510,513	—	510,513
U.S. Treasury Bond(T)	1 Day USOIS +15bps(T)/ 4.480%	BOA	02/10/23	27,440	857,486	—	857,486
U.S. Treasury Bond(T)	1 Day USOIS +13bps(T)/ 4.460%	JPM	02/23/23	18,765	21,017	—	21,017

					$2,255,034	$—	$2,255,034

(1)

On a long total return swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

SEE NOTES TO FINANCIAL STATEMENTS.

A97

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$533,184	$(53)	$2,980,204	$(483,966)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
CIGM	$—	$3,517,585
GS	—	138,812

Total	$—	$3,656,397

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks	$2,346,957,544	$41,060,776	$—
Exchange-Traded Fund	176,440	—	—
Preferred Stocks	624,800	230,633	—
Asset-Backed Securities
Automobiles	—	70,676,870	—
Collateralized Loan Obligations	—	167,038,415	—
Consumer Loans	—	11,398,172	—
Equipment	—	7,926,973	—
Other	—	4,125,757	—
Residential Mortgage-Backed Securities	—	105,649	1,259,053
Student Loans	—	10,664,031	—
Commercial Mortgage-Backed Securities	—	195,463,141	—
Corporate Bonds	—	380,590,662	—
Municipal Bonds.	—	11,971,895	—
Residential Mortgage-Backed Securities	—	51,899,167	—
Sovereign Bonds	—	13,678,285	—
U.S. Government Agency Obligations	—	427,900,103	—
U.S. Treasury Obligations	—	58,001,269	—
Short-Term Investments
Affiliated Mutual Funds	297,772,698	—	—
U.S. Treasury Obligation	—	138,812	—

Total	$2,645,531,482	$1,452,870,610	$1,259,053

Liabilities
Option Written	$—	$—	$(220)

Other Financial Instruments*
Assets
Centrally Cleared Swaptions Purchased	$—	$27,914	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A98

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Level 1	Level 2	Level 3

Other Financial Instruments* (continued)
Assets (continued)
Centrally Cleared Swaptions Written	$—	$74,489	$—
Futures Contracts	644,477	—	—
OTC Credit Default Swap Agreements	—	771,765	2,570
OTC Total Return Swap Agreements	—	2,739,000	—

Total	$644,477	$3,613,168	$2,570

Liabilities
Forward Commitment Contracts	$—	$(14,945,113)	$—
Centrally Cleared Swaptions Purchased	—	(95,145)	—
Centrally Cleared Swaptions Written	—	(36,111)	—
Futures Contracts	(2,051,213)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(999,531)	—
Centrally Cleared Credit Default Swap Agreement	—	(126,968)	—
OTC Total Return Swap Agreement	—	(483,966)	—

Total	$(2,051,213)	$(16,686,834)	$—

*

Other financial instruments are derivative instruments, with the exception of forward commitment contracts and centrally cleared swaptions, and are not reflected in the Schedule of Investments. Centrally cleared swaptions, futures, forwards and centrally cleared swap contracts are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value. Forward commitment contracts are recorded at market value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2022 were as follows:

U.S. Government Agency Obligations	10.7%
Affiliated Mutual Funds (1.5% represents investments purchased with collateral from securities on loan)	7.5
Software	5.1
Banks	5.1
Commercial Mortgage-Backed Securities	4.9
Collateralized Loan Obligations	4.2
Pharmaceuticals	3.8
Technology Hardware, Storage & Peripherals	3.7
Semiconductors & Semiconductor Equipment	3.0
Oil, Gas & Consumable Fuels	2.8
Automobiles	2.6
IT Services	2.5
Interactive Media & Services	2.5
Health Care Providers & Services	2.3
Capital Markets	1.8
Insurance	1.6
Health Care Equipment & Supplies	1.6
U.S. Treasury Obligations	1.5
Aerospace & Defense	1.4
Equity Real Estate Investment Trusts (REITs)	1.4
Beverages	1.4
Biotechnology	1.4
Specialty Retail	1.4
Residential Mortgage-Backed Securities	1.3
Internet & Direct Marketing Retail	1.3
Hotels, Restaurants & Leisure	1.3
Electric Utilities	1.2
Diversified Financial Services	1.1
Machinery	1.1
Household Products	1.1
Chemicals	1.1

Life Sciences Tools & Services	1.0%
Entertainment	0.9
Food & Staples Retailing	0.9
Electric	0.9
Food Products	0.9
Industrial Conglomerates	0.7
Media	0.7
Pipelines	0.7
Communications Equipment	0.6
Diversified Telecommunication Services	0.6
Telecommunications	0.5
Consumer Finance	0.4
Road & Rail	0.4
Multi-Utilities	0.4
Energy Equipment & Services	0.4
Electrical Equipment	0.4
Oil & Gas	0.4
Sovereign Bonds	0.4
Textiles, Apparel & Luxury Goods	0.3
Tobacco	0.3
Airlines	0.3
Real Estate Investment Trusts (REITs)	0.3
Multiline Retail	0.3
Professional Services	0.3
Municipal Bonds	0.3
Agriculture	0.3
Consumer Loans	0.3
Air Freight & Logistics	0.3
Containers & Packaging	0.3
Electronic Equipment, Instruments & Components	0.3
Auto Manufacturers	0.3
Student Loans	0.2

SEE NOTES TO FINANCIAL STATEMENTS.

A99

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Industry Classification (continued):

Distributors	0.2%
Trading Companies & Distributors	0.2
Construction Materials	0.2
Equipment	0.2
Retail	0.2
Commercial Services & Supplies	0.2
Auto Components	0.2
Healthcare-Services	0.2
Building Products	0.2
Wireless Telecommunication Services	0.2
Foods	0.2
Metals & Mining	0.2
Independent Power & Renewable Electricity Producers	0.1
Water Utilities	0.1
Packaging & Containers	0.1
Commercial Services	0.1
Gas Utilities	0.1
Other	0.1
Semiconductors	0.1
Gas	0.1
Household Durables	0.1
Mining	0.1
Office/Business Equipment	0.1
Healthcare-Products	0.1

Mortgage Real Estate Investment Trusts (REITs)	0.0	*%
Home Builders	0.0	*
Engineering & Construction	0.0	*
Building Materials	0.0	*
Housewares	0.0	*
Transportation	0.0	*
Real Estate Management & Development	0.0	*
Construction & Engineering	0.0	*
Miscellaneous Manufacturing	0.0	*
Personal Products	0.0	*
Apparel	0.0	*
Marine	0.0	*
Multi-National	0.0	*
Exchange-Traded Fund	0.0	*
Paper & Forest Products	0.0	*
Leisure Products	0.0	*

	102.6
Option Written	(0.0	)*

Liabilities in excess of other assets	(2.6)

	100.0%

* Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Credit contracts	Due from/to broker-variation margin swaps and swaptions	$102,403	*	Due from/to broker-variation margin swaps and swaptions	$258,224	*
Credit contracts	Premiums paid for OTC swap agreements	533,184		Premiums received for OTC swap agreements	53
Credit contracts	—	—		Options written outstanding, at value	220
Credit contracts	Unrealized appreciation on OTC swap agreements	241,204		—	—
Equity contracts	—	—		Due from/to broker-variation margin futures	42,557	*
Foreign exchange contracts	—	—		Unrealized depreciation on OTC forward foreign currency exchange contracts	999,531
Interest rate contracts	Due from/to broker-variation margin futures	644,477	*	Due from/to broker-variation margin futures	2,008,656	*
Interest rate contracts	Unrealized appreciation on OTC swap agreements	2,739,000		Unrealized depreciation on OTC swap agreements	483,966

		$4,260,268			$3,793,207

SEE NOTES TO FINANCIAL STATEMENTS.

A100

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures, centrally cleared swap contracts, and centrally cleared swaptions. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward Currency Exchange Contracts	Swaps

Credit contracts	$(535,941)	$524,703	$—	$—	$217,400
Equity contracts	—	—	(334,213)	—	—
Foreign exchange contracts	—	—	—	2,790,282	—
Interest rate contracts	—	—	(38,872,233)	—	(15,879,775)

Total	$(535,941)	$524,703	$(39,206,446)	$2,790,282	$(15,662,375)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward Currency Exchange Contracts	Swaps

Credit contracts	$(19,747)	$62,425	$—	$—	$107,031
Equity contracts	—	—	(75,385)	—	—
Foreign exchange contracts	—	—	—	(804,293)	—
Interest rate contracts	—	—	(3,266,407)	—	5,236,361

Total	$(19,747)	$62,425	$(3,341,792)	$(804,293)	$5,343,392

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2022, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*

Options Purchased (1)	$ 134,778

Options Written (2)	100,270,000

Futures Contracts - Long Positions (2)	233,380,460

Futures Contracts - Short Positions (2)	56,337,269

Forward Foreign Currency Exchange Contracts - Purchased (3)	13,358,584

Forward Foreign Currency Exchange Contracts - Sold (3)	41,074,999

Credit Default Swap Agreements - Buy Protection (2)	25,580,000

Credit Default Swap Agreements - Sell Protection (2)	13,098,540

Total Return Swap Agreements (2)	58,782,442

Inflation Swap Agreements (2)	8,243,000

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2022.
(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A101

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$57,818,391	$(57,818,391)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

BARC	$771,765	$—	$771,765	$(771,765)	$—
BNP	—	(694,361)	(694,361)	612,829	(81,532)
BOA	857,486	—	857,486	(857,486)	—
GSI	678,775	(273)	678,502	(678,502)	—
HSBC	—	(60,164)	(60,164)	—	(60,164)
JPM	1,205,362	(483,966)	721,396	(721,396)	—
SCB	—	(245,006)	(245,006)	—	(245,006)

	$3,513,388	$(1,483,770)	$2,029,618	$(2,416,320)	$(386,702)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A102

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2022

ASSETS
Investments at value, including securities on loan of $57,818,391:
Unaffiliated investments (cost $3,424,456,401)	$3,801,888,447
Affiliated investments (cost $297,681,150)	297,772,698
Foreign currency, at value (cost $314,997)	317,840
Receivable for investments sold	72,934,912
Dividends and interest receivable	12,965,436
Unrealized appreciation on OTC swap agreements	2,980,204
Tax reclaim receivable	600,347
Premiums paid for OTC swap agreements	533,184
Receivable for Portfolio shares sold	208,759
Receivable from affiliate	1,956
Due from broker-variation margin swaps and swaptions	987
Prepaid expenses and other assets	548,112

Total Assets	4,190,752,882

LIABILITIES
Payable for investments purchased	113,430,825
Payable to broker for collateral for securities on loan	59,594,222
Forward commitment contracts, at value (proceeds receivable $15,107,188)	14,945,113
Management fee payable	2,077,309
Accrued expenses and other liabilities	1,420,568
Unrealized depreciation on OTC forward foreign currency exchange contracts	999,531
Unrealized depreciation on OTC swap agreements	483,966
Payable for Portfolio shares purchased	312,680
Due to broker-variation margin futures	147,806
Payable to affiliate	109,518
Trustees’ fees payable	2,590
Affiliated transfer agent fee payable	980
Distribution fee payable	795
Options written outstanding, at value	220
Premiums received for OTC swap agreements	53

Total Liabilities	193,526,176

NET ASSETS	$3,997,226,706

Net assets were comprised of:
Partners’ Equity	$3,997,226,706

Class I:
Net asset value and redemption price per share, $3,993,540,470 / 106,060,061 outstanding shares of beneficial interest	$37.65

Class III:
Net asset value and redemption price per share, $3,686,236 / 98,314 outstanding shares of beneficial interest	$37.49

STATEMENT OF OPERATIONS

Year Ended December 31, 2022

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $198,374 foreign withholding tax, of which $28,259 is reimbursable by an affiliate)	$47,091,166
Interest income	40,132,107
Affiliated dividend income	6,847,036
Income from securities lending, net (including affiliated income of $87,538)	90,659

Total income	94,160,968

EXPENSES
Management fee	26,029,490
Distribution fee—Class III	7,703
Custodian and accounting fees	349,545
Trustees’ fees	75,550
Legal fees and expenses	54,564
Audit fee	47,000
Shareholders’ reports	45,593
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,682
Miscellaneous	106,806

Total expenses	26,726,933

NET INVESTMENT INCOME (LOSS)	67,434,035

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $7,556)	(10,963,545)
Futures transactions	(39,206,446)
Forward currency contract transactions	2,790,282
Options written transactions	524,703
Swap agreements transactions	(15,662,375)
Foreign currency transactions	(692,373)

(63,209,754)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $23,713)	(722,293,126)
Futures	(3,341,792)
Forward currency contracts	(804,293)
Options written	62,425
Swap agreements	5,343,392
Foreign currencies	79,337

(720,954,057)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(784,163,811)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(716,729,776)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$67,434,035	$56,460,238
Net realized gain (loss) on investment and foreign currency transactions	(63,209,754)	523,923,693
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(720,954,057)	177,114,878

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(716,729,776)	757,498,809

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold	7,218,379	10,264,950
Portfolio shares purchased	(263,033,768)	(277,076,354)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(255,815,389)	(266,811,404)

TOTAL INCREASE (DECREASE)	(972,545,165)	490,687,405
NET ASSETS:
Beginning of year	4,969,771,871	4,479,084,466

End of year	$3,997,226,706	$4,969,771,871

SEE NOTES TO FINANCIAL STATEMENTS.

A103

PSF PGIM FLEXIBLE MANAGED PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

Class I
	Year Ended December 31,
	2022	2021	2020	2019		2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$44.14	$37.61	$34.32	$28.63		$29.88

Income (Loss) From Investment Operations:
Net investment income (loss)	0.62	0.49	0.56	0.61		0.53
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(7.11)	6.04	2.73	5.08		(1.78)

Total from investment operations	(6.49)	6.53	3.29	5.69		(1.25)

Capital Contributions	—	—	—	—	(b)(c)	—	(b)(c)

Net Asset Value, end of year	$37.65	$44.14	$37.61	$34.32		$28.63

Total Return(d)	(14.70)%	17.36%	9.59%	19.87	%(e)	(4.18	)%(e)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,994	$4,968	$4,479	$4,328		$3,834
Average net assets (in millions)	$4,335	$4,766	$4,171	$4,127		$4,157
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement.	0.62%	0.61%	0.62%	0.63%		0.63%
Expenses before waivers and/or expense reimbursement	0.62%	0.61%	0.62%	0.63%		0.63%
Net investment income (loss)	1.55%	1.18%	1.64%	1.92%		1.75%
Portfolio turnover rate(g)(h)	139%	119%	120%	125%		139%

Class III
	Year Ended December 31, 2022	April 26, 2021(i) through December 31, 2021
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$44.06	$40.73

Income (Loss) From Investment Operations:
Net investment income (loss)	0.55	0.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(7.12)	3.07

Total from investment operations	(6.57)	3.33

Net Asset Value, end of period	$37.49	$44.06

Total Return(d)	(14.91)%	8.18%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$4	$2
Average net assets (in millions)	$3	$1
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.87%	0.86	%(j)
Expenses before waivers and/or expense reimbursement	0.87%	0.86	%(j)
Net investment income (loss)	1.39%	0.86	%(j)
Portfolio turnover rate(g)(h)	139%	119%

(a)	Calculated based on average shares outstanding during the period.
(b)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(h)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(i)	Commencement of offering.
(j)	Annualized, with the exception of certain non-recurring expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

A104

PSF PGIM GOVERNMENT INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 98.8%
ASSET-BACKED SECURITIES — 11.2%
Collateralized Loan Obligations
AGL Core CLO Ltd. (Cayman Islands),
Series 2019-02A, Class A1, 144A, 3 Month LIBOR + 1.390% (Cap N/A, Floor 1.390%)
5.633%(c)	04/20/32	1,000	$984,635
Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2019-02A, Class AR, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
5.179%(c)	10/17/32	500	490,660
Balboa Bay Loan Funding Ltd. (Cayman Islands),
Series 2021-01A, Class A, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
5.443%(c)	07/20/34	3,000	2,921,159
Battalion CLO Ltd.,
Series 2020-15A, Class A1, 144A, 3 Month LIBOR + 1.350% (Cap N/A, Floor 1.350%)
5.429%(c)	01/17/33	2,500	2,447,739
Jamestown CLO Ltd. (Cayman Islands),
Series 2019-14A, Class A1AR, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
5.443%(c)	10/20/34	500	485,273
OZLM Ltd. (Cayman Islands),
Series 2015-11A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
5.665%(c)	10/30/30	3,709	3,653,835
Regatta Funding Ltd. (Cayman Islands),
Series 2016-01A, Class A1R2, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
5.896%(c)	06/20/34	3,250	3,179,363
TCW CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1RR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
5.595%(c)	10/29/34	500	485,527
Trimaran Cavu Ltd.,
Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.460% (Cap N/A, Floor 1.460%)
5.703%(c)	07/20/32	2,500	2,448,569
Venture CLO Ltd. (Cayman Islands),
Series 2021-43A, Class A1, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 1.240%)
5.319%(c)	04/15/34	2,250	2,175,143
Wellfleet CLO Ltd. (Cayman Islands),
Series 2017-02A, Class A1R, 144A, 3 Month LIBOR + 1.060% (Cap N/A, Floor 0.000%)
5.303%(c)	10/20/29	914	903,657
Wind River CLO Ltd. (Cayman Islands),
Series 2016-01KRA, Class A1R2, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 1.210%)
5.289%(c)	10/15/34	500	484,501

TOTAL ASSET-BACKED SECURITIES (cost $21,002,248)			20,660,061

COMMERCIAL MORTGAGE-BACKED SECURITIES — 6.2%
Barclays Commercial Mortgage Securities Trust,
Series 2019-C04, Class A4
2.661%	08/15/52	3,000	2,615,726

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
CD Mortgage Trust,
Series 2019-CD08, Class A3
2.657%	08/15/57	4,000	$3,420,374
Fannie Mae-Aces,
Series 2022-M03, Class A2
1.707%(cc)	11/25/31	4,000	3,147,124
Series 2022-M13, Class A2
2.593%(cc)	06/25/32	2,000	1,688,731
FHLMC Multifamily Structured Pass-Through Certificates,
Series K151, Class A3
3.511%	04/25/30	400	373,237
Series K152, Class A2
3.080%	01/25/31	140	127,022

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $12,992,701)			11,372,214

CORPORATE BOND — 0.4%
Diversified Financial Services
Private Export Funding Corp.,
U.S. Gov’t. Gtd. Notes, Series PP
1.400%	07/15/28	885	749,081

(cost $883,264)
RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.1%
Government National Mortgage Assoc.,
Series 2015-143, Class WA
4.000%	10/20/45	172	167,307
Merrill Lynch Mortgage Investors Trust,
Series 2003-E, Class A1, 1 Month LIBOR + 0.620% (Cap 11.750%, Floor 0.620%)
5.009%(c)	10/25/28	6	5,564
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-01, Class 4A3
3.780%(cc)	02/25/34	30	27,747

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $215,555)			200,618

U.S. GOVERNMENT AGENCY OBLIGATIONS — 51.7%
Federal Farm Credit Bank
5.480%	06/27/42	500	481,886
Federal Home Loan Bank
4.250%	09/10/32	210	204,998
5.500%	07/15/36	1,000	1,099,376
Federal Home Loan Mortgage Corp.
1.500%	11/01/50	429	331,589
2.000%	01/01/32	120	109,266
2.000%	12/01/50	1,781	1,455,303
2.000%	05/01/51	472	385,644
2.500%	03/01/30	198	185,507
2.500%	11/01/46	257	221,466
2.500%	04/01/51	2,602	2,210,051
3.000%	06/01/29	150	143,949
3.000%	01/01/37	272	252,591
3.000%	06/01/45	146	133,320
3.000%	01/01/48	215	191,227
3.000%	10/01/49	74	65,503

SEE NOTES TO FINANCIAL STATEMENTS.

A105

PSF PGIM GOVERNMENT INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	04/01/52	494	$433,700
3.000%	05/01/52	762	668,961
3.000%	06/01/52	486	426,619
3.500%	12/01/32	244	235,850
3.500%	07/01/42	236	221,224
3.500%	10/01/42	406	380,063
3.500%	08/01/43	455	426,112
3.500%	09/01/45	155	143,869
3.500%	10/01/45	137	127,241
3.500%	02/01/47	181	167,790
3.500%	07/01/47	275	256,562
3.500%	03/01/48	370	343,003
3.500%	02/01/52	998	907,610
3.500%	08/01/52	498	452,754
4.000%	06/01/26	12	11,322
4.000%	09/01/26	48	47,035
4.000%	11/01/37	596	581,762
4.000%	09/01/40	122	117,538
4.000%	12/01/40	135	129,650
4.000%	12/01/40	156	149,810
4.000%	11/01/43	297	285,481
4.000%	09/01/48	6	5,788
4.000%	05/01/52	492	461,489
4.500%	09/01/39	504	500,517
4.500%	08/01/48	135	132,445
5.000%	06/01/33	126	128,784
5.000%	05/01/34	76	77,414
5.000%	09/01/52	995	980,891
5.500%	05/01/37	24	25,186
5.500%	02/01/38	80	82,899
5.500%	05/01/38	34	35,118
5.500%	01/01/53	2,500	2,506,660
6.000%	09/01/34	41	41,290
6.000%	01/01/37	31	31,904
6.000%	09/01/38	23	24,146
6.000%	08/01/39	28	29,346
6.250%	07/15/32	2,275	2,652,879
6.500%	09/01/32	11	11,621
6.750%	03/15/31	210	247,091
Federal Home Loan Mortgage Corp., MTN
1.899%(s)	11/15/38	600	284,016
Federal National Mortgage Assoc.
0.875%	08/05/30	500	397,276
1.500%	11/01/50	1,324	1,023,011
1.500%	12/01/50	842	650,851
2.000%	TBA	1,500	1,220,190
2.000%	08/01/31	122	110,840
2.000%	05/01/36	791	705,129
2.000%	06/01/40	327	278,315
2.000%	07/01/40	349	297,061
2.000%	02/01/41	1,589	1,353,038
2.000%	05/01/41	1,901	1,619,141
2.000%	09/01/50	2,407	1,969,609
2.000%	10/01/50	1,556	1,275,556
2.000%	12/01/50	395	322,814
2.000%	02/01/51(k)	3,522	2,874,486
2.000%	05/01/51	466	380,641
2.500%	06/01/28	663	630,093

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
2.500%	05/01/41	1,001	$880,009
2.500%	02/01/43	96	82,349
2.500%	12/01/46	334	288,208
2.500%	01/01/50	678	579,559
2.500%	03/01/50	212	181,599
2.500%	05/01/50	909	777,339
2.500%	08/01/50	2,101	1,787,578
2.500%	09/01/50	1,583	1,370,300
2.500%	10/01/50	2,361	2,010,411
2.500%	04/01/51	1,073	921,355
2.500%	04/01/51	1,594	1,353,768
2.500%	11/01/51	966	820,040
2.500%	04/01/52	474	401,506
2.500%	05/01/52	957	816,019
3.000%	02/01/31	276	263,825
3.000%	11/01/36	216	200,334
3.000%	03/01/43	361	328,749
3.000%	07/01/43	446	405,682
3.000%	07/01/43	594	540,429
3.000%	09/01/46	304	271,518
3.000%	11/01/46	141	125,813
3.000%	11/01/46	185	165,801
3.000%	11/01/46	784	701,003
3.000%	12/01/47	419	378,603
3.000%	02/01/50	174	154,320
3.000%	06/01/50	302	266,486
3.000%	11/01/51	936	823,365
3.000%	04/01/52	485	425,516
3.000%	04/01/52	485	425,894
3.000%	04/01/52	675	592,305
3.000%	04/01/52	962	845,141
3.000%	04/01/52	965	847,699
3.000%	04/01/52	973	862,852
3.500%	TBA(tt)	1,500	1,362,454
3.500%	07/01/31	345	335,736
3.500%	02/01/33	60	58,418
3.500%	06/01/39	129	120,586
3.500%	04/01/42	214	199,979
3.500%	06/01/42	321	300,496
3.500%	07/01/42	166	155,800
3.500%	07/01/42	403	377,021
3.500%	06/01/45	548	509,263
3.500%	07/01/46	177	164,033
3.500%	12/01/46	161	149,368
3.500%	12/01/46	402	376,220
3.500%	11/01/48	289	267,573
3.500%	09/01/51	499	454,450
4.000%	07/01/37	374	364,844
4.000%	09/01/40	511	491,183
4.000%	06/01/42	309	296,591
4.000%	09/01/44	193	185,214
4.000%	09/01/44	361	345,536
4.000%	04/01/45	180	172,360
4.000%	07/01/45	128	122,463
4.000%	10/01/45	220	210,868
4.000%	10/01/46	68	64,761
4.000%	02/01/47	63	59,995
4.000%	06/01/47	109	104,320

SEE NOTES TO FINANCIAL STATEMENTS.

A106

PSF PGIM GOVERNMENT INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.000%	07/01/47	113		$108,293
4.000%	10/01/47	354		337,843
4.000%	11/01/47	90		85,611
4.000%	11/01/47	122		116,838
4.000%	05/01/52	980		920,018
4.500%	TBA	250		240,564
4.500%	05/01/40	460		451,810
4.500%	04/01/42	305		302,169
5.000%	12/01/31	21		20,800
5.000%	03/01/34	149		151,932
5.000%	06/01/35	63		64,415
5.000%	07/01/35	32		32,510
5.000%	05/01/36	42		42,644
5.000%	07/01/52	485		478,118
5.500%	02/01/34	98		101,439
5.500%	09/01/34	113		116,418
5.500%	02/01/35	102		103,244
5.500%	06/01/35	31		30,763
5.500%	06/01/35	52		52,563
5.500%	09/01/35	30		30,179
5.500%	09/01/35	64		64,146
5.500%	10/01/35	105		106,441
5.500%	11/01/35	40		40,575
5.500%	11/01/35	54		54,367
5.500%	11/01/35	214		221,814
5.500%	11/01/52	500		501,341
5.500%	11/01/52	502		503,132
5.500%	01/01/53	500		501,342
6.000%	12/01/33	8		8,584
6.000%	02/01/34	53		54,753
6.000%	08/01/34	—(r	)	192
6.000%	11/01/34	—(r	)	258
6.000%	01/01/35	3		3,247
6.000%	01/01/36	52		53,019
6.000%	05/01/38	19		20,261
6.500%	07/01/32	95		98,210
6.500%	08/01/32	46		47,085
6.500%	10/01/32	104		107,665
6.500%	10/01/37	73		76,395
6.625%	11/15/30	3,000		3,499,404
7.000%	12/01/31	24		24,143
7.000%	01/01/36	12		12,899
8.000%	10/01/23	—(r	)	10
8.000%	09/01/24	—(r	)	340
8.000%	11/01/24	—(r	)	445
8.000%	01/01/26	—(r	)	9
9.000%	02/01/25	2		2,034
9.000%	04/01/25	1		743
Government National Mortgage Assoc.
2.000%	09/20/51	317		266,584
2.500%	12/20/46	90		79,294
2.500%	05/20/51	399		346,699
2.500%	08/20/51	1,500		1,302,477
3.000%	TBA	500		445,091
3.000%	03/15/45	363		324,744
3.000%	07/20/46	360		325,980
3.000%	09/20/46	388		350,810
3.000%	10/20/46	97		88,143

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	04/20/47	452		$407,301
3.000%	12/20/48	287		258,468
3.000%	04/20/49	277		249,686
3.000%	07/20/49	72		64,597
3.000%	12/20/49	302		271,516
3.000%	09/20/51	1,051		940,012
3.500%	TBA	500		459,308
3.500%	01/20/43	431		406,319
3.500%	04/20/43	204		192,313
3.500%	03/20/45	253		236,295
3.500%	04/20/45	203		189,724
3.500%	04/20/46	340		317,136
3.500%	07/20/46	495		461,279
3.500%	07/20/48	410		381,894
3.500%	11/20/48	106		98,847
3.500%	01/20/49	188		175,201
3.500%	05/20/49	354		328,863
4.000%	06/15/40	65		62,640
4.000%	08/20/46	205		196,692
4.000%	11/20/46	124		118,834
4.000%	09/20/47	164		158,225
4.000%	06/20/48	252		240,279
4.000%	02/20/49	227		217,444
4.500%	TBA(tt)	500		484,956
4.500%	02/20/41	196		195,570
4.500%	03/20/41	167		166,592
4.500%	06/20/44	126		126,927
4.500%	09/20/46	148		144,634
4.500%	11/20/46	257		258,368
4.500%	01/20/47	33		32,706
4.500%	05/20/52	524		509,426
5.000%	07/15/33	63		64,598
5.000%	09/15/33	110		112,898
5.000%	04/15/34	67		67,447
5.000%	10/20/48	46		46,580
5.000%	08/20/52	997		988,126
5.500%	03/15/34	116		121,360
5.500%	03/15/36	32		32,934
6.500%	07/15/32	8		8,097
6.500%	08/15/32	1		1,394
6.500%	08/15/32	3		2,843
6.500%	08/15/32	9		9,635
6.500%	08/15/32	45		46,207
7.000%	06/15/23	—(r	)	101
7.000%	06/15/23	—(r	)	194
7.000%	06/15/23	—(r	)	332
7.000%	07/15/23	—(r	)	15
7.000%	07/15/23	2		1,713
7.000%	08/15/23	—(r	)	42
7.000%	08/15/23	—(r	)	422
7.000%	09/15/23	—(r	)	228
7.000%	10/15/23	—(r	)	105
7.000%	11/15/23	—(r	)	325
7.000%	11/15/23	1		961
7.000%	01/15/24	2		1,867
7.000%	05/15/24	2		2,387
7.000%	08/15/28	16		16,779
7.500%	12/15/25	13		13,495

SEE NOTES TO FINANCIAL STATEMENTS.

A107

PSF PGIM GOVERNMENT INCOME PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
7.500%	02/15/26	3	$2,751
8.500%	09/15/24	12	12,457
8.500%	04/15/25	1	896
Israel Government, USAID Bond, U.S. Gov’t. Gtd. Notes
5.500%	09/18/33	300	324,990
Resolution Funding Corp. Interest Strips, Bonds
2.895%(s)	01/15/30	350	252,114
3.555%(s)	04/15/30	675	489,399
Resolution Funding Corp. Principal Strips, Bonds
3.143%(s)	04/15/30	2,305	1,667,521
3.596%(s)	01/15/30	2,290	1,677,775
Tennessee Valley Authority, Sr. Unsec’d. Notes
0.750%	05/15/25	325	297,704
1.500%	09/15/31	500	392,507
2.875%	02/01/27	175	166,422
5.880%	04/01/36	230	253,432
6.750%	11/01/25	510	541,598
7.125%	05/01/30	530	618,508

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $105,914,268)			95,410,132

U.S. TREASURY OBLIGATIONS — 29.2%
U.S. Treasury Bonds
1.375%	11/15/40	6,870	4,470,867
2.000%	11/15/41	830	593,709
2.250%	05/15/41(k)	25,835	19,424,691
2.375%	02/15/42	245	187,195
2.500%	02/15/46	710	532,944
2.500%	05/15/46	1,485	1,112,590
2.875%	05/15/43(k)	1,515	1,239,223
3.000%	05/15/47	10,490	8,618,191
3.625%	08/15/43	125	115,156
3.750%	11/15/43	3,645	3,421,174
U.S. Treasury Notes
3.875%	11/30/27	280	278,491
4.125%	11/15/32	370	377,400
U.S. Treasury Strips Coupon
0.807%(s)	11/15/29	15	11,335
1.225%(s)	02/15/41	130	60,145
1.450%(s)	08/15/42	60	25,718
1.463%(s)	11/15/42	155	65,621
1.488%(s)	11/15/41	730	324,964
1.775%(s)	02/15/40	535	260,269
1.982%(s)	08/15/39	2,120	1,053,044
1.990%(s)	02/15/39	2,825	1,436,336
2.010%(s)	08/15/30	941	690,863
2.056%(s)	11/15/38	220	113,120
2.172%(s)	02/15/28	530	430,107
2.208%(s)	05/15/39	560	281,094
2.353%(s)	02/15/44	780	314,529
2.361%(s)	05/15/41	1,945	887,862
2.365%(s)	05/15/44	2,790	1,111,859
2.415%(s)	11/15/40	525	246,012
2.416%(s)	05/15/42	80	34,612

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (continued)
2.434%(s)	11/15/45	345	$129,766
2.436%(s)	02/15/46	390	145,473
2.443%(s)	08/15/44	210	83,073
2.452%(s)	08/15/43	1,145	470,389
2.486%(s)	02/15/45	200	77,594
2.506%(s)	11/15/43	4,315	1,760,048
2.513%(s)	08/15/41	2,740	1,233,642
2.857%(s)	05/15/31	33	23,578
3.176%(s)	08/15/40	800	379,812
3.979%(s)	02/15/42	3,945	1,730,869

TOTAL U.S. TREASURY OBLIGATIONS (cost $68,523,810)			53,753,365

TOTAL LONG-TERM INVESTMENTS (cost $209,531,846)			182,145,471

		Shares
SHORT-TERM INVESTMENT — 3.4%
AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $6,302,149)(wa)		6,302,149	6,302,149

TOTAL INVESTMENTS—102.2% (cost $215,833,995)			188,447,620
Liabilities in excess of other assets(z) — (2.2)%			(4,121,008)

NET ASSETS — 100.0%			$184,326,612

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2022.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(r)	Principal or notional amount is less than $500 par.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(tt)	All or partial principal amount represents “TBA” mortgage dollar rolls. The aggregate mortgage dollar roll principal amount of 2,000,000 is 1.1% of net assets.
(wa)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

SEE NOTES TO FINANCIAL STATEMENTS.

A108

PSF PGIM GOVERNMENT INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Forward Commitment Contract:

U.S. Government Agency Obligation	Interest Rate	Maturity Date	Settlement Date	Principal Amount (000)#	Value

Federal National Mortgage Assoc. (proceeds receivable $251,211)	5.500%	TBA	01/12/23	(250)	$(250,617)

Futures contracts outstanding at December 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
141	2 Year U.S. Treasury Notes	Mar. 2023	$28,916,016	$11,866
256	5 Year U.S. Treasury Notes	Mar. 2023	27,630,001	(74,661)
421	10 Year U.S. Treasury Notes	Mar. 2023	47,276,986	(179,110)
9	30 Year U.S. Ultra Treasury Bonds	Mar. 2023	1,208,813	(67,513)

				(309,418)

Short Positions:
217	10 Year U.S. Ultra Treasury Notes	Mar. 2023	25,667,031	166,829
448	20 Year U.S. Treasury Bonds	Mar. 2023	56,154,000	201,975

				368,804

				$59,386

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

CIGM	$—	$2,057,424

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3

Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Collateralized Loan Obligations	$—	$20,660,061	$—
Commercial Mortgage-Backed Securities	—	11,372,214	—
Corporate Bond	—	749,081	—
Residential Mortgage-Backed Securities	—	200,618	—
U.S. Government Agency Obligations	—	95,410,132	—
U.S. Treasury Obligations	—	53,753,365	—
Short-Term Investment
Affiliated Mutual Fund	6,302,149	—	—

Total	$6,302,149	$182,145,471	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A109

PSF PGIM GOVERNMENT INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Level 1	Level 2	Level 3

Other Financial Instruments*
Assets
Futures Contracts	$380,670	$—	$—

Liabilities
Forward Commitment Contract	$—	$(250,617)	$—
Futures Contracts	(321,284)	—	—

Total	$(321,284)	$(250,617)	$—

*

Other financial instruments are derivative instruments, with the exception of forward commitment contracts, and are not reflected in the Schedule of Investments. Futures, forwards and centrally cleared swap contracts are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value. Forward commitment contracts are recorded at market value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2022 were as follows:

U.S. Government Agency Obligations	51.7%
U.S. Treasury Obligations	29.2
Collateralized Loan Obligations	11.2
Commercial Mortgage-Backed Securities	6.2
Affiliated Mutual Fund	3.4
Diversified Financial Services	0.4

Residential Mortgage-Backed Securities	0.1%

102.2
Liabilities in excess of other assets	(2.2)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instrumentsis interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker-variation margin futures	$380,670	*	Due from/to broker-variation margin futures	$321,284	*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps

Interest rate contracts	$2,889,540	$(779,452)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps

Interest rate contracts	$400,503	$786,295

SEE NOTES TO FINANCIAL STATEMENTS.

A110

PSF PGIM GOVERNMENT INCOME PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

For the year ended December 31, 2022, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$113,838,513
Futures Contracts - Short Positions (1)	87,943,910
Inflation Swap Agreements (1)	2,134,000

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2022.
(1)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A111

PSF PGIM GOVERNMENT INCOME PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2022

ASSETS
Investments at value:
Unaffiliated investments (cost $209,531,846)	$182,145,471
Affiliated investments (cost $6,302,149)	6,302,149
Cash	19,082
Receivable for investments sold	3,692,348
Dividends and interest receivable	780,573
Receivable for Portfolio shares sold	49
Prepaid expenses and other assets	3,367

Total Assets	192,943,039

LIABILITIES
Payable for investments purchased	8,181,259
Forward commitment contracts, at value (proceeds receivable $251,211)	250,617
Accrued expenses and other liabilities	77,858
Management fee payable	63,748
Due to broker-variation margin futures	24,170
Payable for Portfolio shares purchased	16,778
Affiliated transfer agent fee payable	980
Distribution fee payable	606
Trustees’ fees payable	411

Total Liabilities	8,616,427

NET ASSETS	$184,326,612

Net assets were comprised of:
Partners’ Equity	$184,326,612

Class I:
Net asset value and redemption price per share, $181,332,883 / 14,916,984 outstanding shares of beneficial interest	$12.16

Class III:
Net asset value and redemption price per share, $2,993,729 / 247,239 outstanding shares of beneficial interest	$12.11

STATEMENT OF OPERATIONS

Year Ended December 31, 2022

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$5,376,629
Affiliated dividend income	127,982
Income from securities lending, net (including affiliated income of $802)	914

Total income	5,505,525

EXPENSES
Management fee	793,826
Distribution fee—Class III	4,122
Custodian and accounting fees	47,239
Audit fee	35,300
Shareholders’ reports	25,645
Legal fees and expenses	20,910
Trustees’ fees	11,601
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,682
Miscellaneous	22,372

Total expenses	971,697

NET INVESTMENT INCOME (LOSS)	4,533,828

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(2,904))	(5,064,555)
Futures transactions	2,889,540
Swap agreements transactions	(779,452)

(2,954,467)

Net change in unrealized appreciation (depreciation) on:
Investments	(32,459,518)
Futures	400,503
Swap agreements	786,295

(31,272,720)

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	(34,227,187)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(29,693,359)

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$4,533,828	$3,127,986
Net realized gain (loss) on investment transactions	(2,954,467)	1,187,150
Net change in unrealized appreciation (depreciation) on investments	(31,272,720)	(11,901,520)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(29,693,359)	(7,586,384)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold	11,747,354	3,780,217
Portfolio shares purchased	(21,104,441)	(19,045,491)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(9,357,087)	(15,265,274)

TOTAL INCREASE (DECREASE)	(39,050,446)	(22,851,658)
NET ASSETS:
Beginning of year	223,377,058	246,228,716

End of year	$184,326,612	$223,377,058

SEE NOTES TO FINANCIAL STATEMENTS.

A112

PSF PGIM GOVERNMENT INCOME PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

Class I
	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$14.05	$14.51	$13.54	$12.70	$12.62

Income (Loss) From Investment Operations:
Net investment income (loss)	0.29	0.19	0.23	0.31	0.28
Net realized and unrealized gain (loss) on investment transactions	(2.18)	(0.65)	0.74	0.53	(0.20)

Total from investment operations	(1.89)	(0.46)	0.97	0.84	0.08

Capital Contributions	—	—	—	—	—	(b)(c)

Net Asset Value, end of year	$12.16	$14.05	$14.51	$13.54	$12.70

Total Return(d)	(13.45)%	(3.17)%	7.16%	6.61%	0.63	%(e)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$181.3	$223.1	$246.2	$238.6	$221.1
Average net assets (in millions)	$196.8	$231.5	$246.6	$234.6	$230.5
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.49%	0.48%	0.51%	0.52%	0.51%
Expenses before waivers and/or expense reimbursement	0.49%	0.48%	0.51%	0.52%	0.51%
Net investment income (loss)	2.28%	1.35%	1.58%	2.34%	2.28%
Portfolio turnover rate(g)(h)	177%	222%	150%	269%	284%

Class III
	Year Ended December 31, 2022	April 26, 2021(i) through December 31, 2021
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$14.03	$14.17

Income (Loss) From Investment Operations:
Net investment income (loss)	0.28	0.11
Net realized and unrealized gain (loss) on investment transactions	(2.20)	(0.25)

Total from investment operations	(1.92)	(0.14)

Net Asset Value, end of period	$12.11	$14.03

Total Return(d)	(13.68)%	(0.99)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$3.0	$0.3
Average net assets (in millions)	$1.6	$0.2
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.74%	0.68	%(j)
Expenses before waivers and/or expense reimbursement	0.74%	0.68	%(j)
Net investment income (loss)	2.26%	1.09	%(j)
Portfolio turnover rate(g)(h)	177%	222%

(a)	Calculated based on average shares outstanding during the period.
(b)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conformto GAAP. Total returns for periods less than one full year are not annualized.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(h)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(i)	Commencement of offering.
(j)	Annualized, with the exception of certain non-recurring expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

A113

PSF PGIM GOVERNMENT MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

REPURCHASE AGREEMENTS — 32.1%
BOS
4.3%, dated 12/30/22, due 01/03/23 in the amount of $70,033,444 collateralized by GNMA (coupon rates 3.000%-5.500%, maturity dates 04/20/45-12/20/52) with the aggregate value, including accrued interest, of $71,400,001		70,000	$70,000,000
CAG
4.3%, dated 12/30/22, due 01/03/23 in the amount of $8,420,021 collateralized by GNMA (coupon rate 2.000%, maturity date 01/20/51) with the aggregate value, including accrued interest, of $8,584,320		8,416	8,416,000
CIBC
4.3%, dated 12/15/22, due 02/02/23 in the amount of $20,117,056 collateralized by U.S. Treasury Securities (coupon rates 0.000%-4.435%, maturity dates 02/21/23-08/15/49) with the aggregate value, including accrued interest, of $20,446,301		20,000	20,000,000
GS
4.3%, dated 12/28/22, due 01/04/23 in the amount of $35,029,264 collateralized by FNMA (coupon rate 3.500%, maturity date 07/01/52) with the aggregate value, including accrued interest, of $35,700,000		35,000	35,000,000
ING
4.31%, dated 12/15/22, due 02/02/23 in the amount of $20,117,328 collateralized by FHLMC (coupon rates 2.387%-5.500%, maturity dates 03/01/38-11/01/52), FNMA (coupon rates 2.000%-5.500%, maturity dates 05/01/35-09/01/52) and GNMA (coupon rate 5.500%, maturity date 09/20/52) with the aggregate value, including accrued interest, of $20,400,001		20,000	20,000,000
4.31%, dated 12/15/22, due 02/03/23 in the amount of $20,119,722 collateralized by FHLMC (coupon rates 2.000%-8.000%, maturity dates 07/01/28-11/01/52) and FNMA (coupon rates 2.000%-5.500%, maturity dates 12/01/26-11/01/52) with the aggregate value, including accrued interest, of $20,400,000		20,000	20,000,000

Interest Rate	Maturity Date	Principal Amount (000)#	Value

REPURCHASE AGREEMENTS (continued)
NWS
4.28%, dated 12/28/22, due 01/04/23 in the amount of $20,016,644 collateralized by U.S. Treasury Securities (coupon rate 3.125%, maturity date 08/15/25) with the aggregate value, including accrued interest, of $20,417,039		20,000	$20,000,000
SSB
4.3%, dated 12/30/22, due 01/03/23 in the amount of $40,019,111 collateralized by U.S. Treasury Securities (coupon rate 0.125%, maturity date 05/15/23) with the aggregate value, including accrued interest, of $40,806,455		40,000	40,000,000
TDM
4.3%, dated 12/30/22, due 01/03/23 in the amount of $70,033,444 collateralized by U.S. Treasury Securities (coupon rates 0.375%-2.875%, maturity dates 03/31/24-09/30/27) with the aggregate value, including accrued interest, of $71,400,024		70,000	70,000,000

TOTAL REPURCHASE AGREEMENTS (cost $303,416,000)			303,416,000

U.S. GOVERNMENT AGENCY OBLIGATIONS — 67.0%
Federal Farm Credit Bank, SOFR + 0.008% (Cap N/A, Floor 0.000%)
4.308%(c)	02/07/23	8,750	8,749,889
Federal Farm Credit Bank, SOFR + 0.015% (Cap N/A, Floor 0.000%)
4.315%(c)	05/02/23	10,000	9,999,831
Federal Farm Credit Bank, SOFR + 0.025%
4.325%(c)	10/27/23	11,450	11,449,438
Federal Farm Credit Bank, SOFR + 0.025% (Cap N/A, Floor 0.000%)
4.325%(c)	09/27/23	9,350	9,349,651
Federal Farm Credit Bank, SOFR + 0.035% (Cap N/A, Floor 0.000%)
4.335%(c)	05/12/23	10,500	10,500,191
Federal Farm Credit Bank, SOFR + 0.040% (Cap N/A, Floor 0.000%)
4.340%(c)	03/10/23	4,500	4,500,105
Federal Farm Credit Bank, SOFR + 0.050% (Cap N/A, Floor 0.000%)
4.350%(c)	11/09/23	2,825	2,825,363
Federal Farm Credit Bank, SOFR + 0.110% (Cap N/A, Floor 0.000%)
4.410%(c)	11/15/23	10,000	10,000,000
Federal Farm Credit Bank, SOFR + 0.120% (Cap N/A, Floor 0.000%)
4.420%(c)	09/14/23	6,800	6,800,000
Federal Home Loan Bank
4.011%(n)	01/06/23	12,000	11,993,333
4.111%(n)	01/27/23	22,000	21,935,289
4.210%(n)	02/06/23	13,000	12,945,660
4.229%(n)	02/08/23	17,500	17,422,298
4.260%(n)	02/15/23	13,500	13,428,872
4.289%(n)	02/17/23	34,000	33,811,347
4.400%(n)	02/22/23	17,500	17,389,536
4.417%(n)	03/01/23	16,750	16,630,093
4.480%(n)	03/15/23	17,000	16,847,288
4.495%(n)	03/22/23	17,500	17,327,139

SEE NOTES TO FINANCIAL STATEMENTS.

A114

PSF PGIM GOVERNMENT MONEY MARKET PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Bank, SOFR + 0.010% (Cap N/A, Floor 0.000%)
4.310%(c)	01/17/23	15,000	$14,999,912
Federal Home Loan Bank, SOFR + 0.015% (Cap N/A, Floor 0.000%)
4.315%(c)	02/08/23	8,750	8,749,931
Federal Home Loan Bank, SOFR + 0.020% (Cap N/A, Floor 0.000%)
4.320%(c)	01/12/23	16,500	16,500,000
4.320%(c)	01/24/23	13,000	13,000,000
Federal Home Loan Bank, SOFR + 0.025% (Cap N/A, Floor 0.000%)
4.325%(c)	01/25/23	10,500	10,500,032
Federal Home Loan Bank, SOFR + 0.030% (Cap N/A, Floor 0.000%)
4.330%(c)	01/19/23	16,500	16,500,000
4.330%(c)	02/28/23	16,500	16,500,000
4.330%(c)	03/21/23	13,000	13,000,000
Federal Home Loan Bank, SOFR + 0.040% (Cap N/A, Floor 0.000%)
4.340%(c)	01/30/23	3,000	2,999,999
4.340%(c)	01/30/23	16,500	16,500,000
4.340%(c)	02/10/23	16,000	16,000,000
4.340%(c)	02/17/23	13,000	13,000,000
4.340%(c)	10/06/23	8,250	8,250,000
Federal Home Loan Bank, SOFR + 0.045% (Cap N/A, Floor 0.000%)
4.345%(c)	03/03/23	13,000	13,000,000
Federal Home Loan Bank, SOFR + 0.050% (Cap N/A, Floor 0.000%)
4.350%(c)	02/08/23	8,000	8,000,000
4.350%(c)	03/03/23	9,000	9,000,000
4.350%(c)	06/27/23	16,500	16,500,000
Federal Home Loan Bank, SOFR + 0.055% (Cap N/A, Floor 0.000%)
4.355%(c)	04/04/23	16,500	16,500,000
Federal Home Loan Bank, SOFR + 0.060% (Cap N/A, Floor 0.000%)
4.360%(c)	04/10/23	10,000	10,000,000
4.360%(c)	04/18/23	3,000	3,000,000

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.360%(c)	05/01/23	17,000	$17,000,000
4.360%(c)	06/06/23	16,000	16,000,000
4.360%(c)	07/03/23	13,000	13,000,000
Federal Home Loan Bank, SOFR + 0.065% (Cap N/A, Floor 0.000%)
4.365%(c)	05/08/23	16,000	16,000,000
Federal Home Loan Bank, SOFR + 0.070% (Cap N/A, Floor 0.000%)
4.370%(c)	04/03/23	12,000	12,000,000
4.370%(c)	05/17/23	11,500	11,500,000
4.370%(c)	12/14/23	8,400	8,400,000
Federal Home Loan Bank, SOFR + 0.090% (Cap N/A, Floor 0.000%)
4.390%(c)	05/23/23	10,000	10,000,000
4.390%(c)	08/15/23	12,000	12,000,000
4.390%(c)	08/16/23	5,000	5,000,000
Federal Home Loan Bank, SOFR + 0.100% (Cap N/A, Floor 0.000%)
4.400%(c)	09/21/23	16,500	16,500,000

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $633,805,197)			633,805,197

TOTAL INVESTMENTS — 99.1% (cost $937,221,197)			937,221,197

Other assets in excess of liabilities — 0.9%			8,089,530

NET ASSETS — 100.0%			$945,310,727

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2022.
(n)	Rate shown reflects yield to maturity at purchased date.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Short-Term Investments
Repurchase Agreements	$—	$303,416,000	$—
U.S. Government Agency Obligations	—	633,805,197	—

Total	$—	$937,221,197	$—

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2022 were as follows:

U.S. Government Agency Obligations	67.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A115

PSF PGIM GOVERNMENT MONEY MARKET PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Industry Classification (continued):

Repurchase Agreements	32.1%

99.1
Other assets in excess of liabilities	0.9

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Counterparty	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Repurchase Agreements	BOS	$70,000,000	$(70,000,000)	$—
Repurchase Agreements	CAG	8,416,000	(8,416,000)	—
Repurchase Agreements	CIBC	20,000,000	(20,000,000)	—
Repurchase Agreements	GS	35,000,000	(35,000,000)	—
Repurchase Agreements	ING	40,000,000	(40,000,000)	—
Repurchase Agreements	NWS	20,000,000	(20,000,000)	—
Repurchase Agreements	SSB	40,000,000	(40,000,000)	—
Repurchase Agreements	TDM	70,000,000	(70,000,000)	—

		$303,416,000

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A116

PSF PGIM GOVERNMENT MONEY MARKET PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2022

ASSETS
Investments, at value:	$633,805,197
Repurchase Agreements (cost $303,416,000)	303,416,000
Cash	56
Receivable for investments sold	8,500,000
Interest receivable	2,744,356
Receivable for Portfolio shares sold	29,805
Prepaid expenses	7,655

Total Assets	948,503,069

LIABILITIES
Payable for Portfolio shares purchased	2,840,852
Management fee payable	239,670
Accrued expenses and other liabilities	79,729
Distribution fee payable	30,310
Affiliated transfer agent fee payable	980
Trustees’ fees payable	801

Total Liabilities	3,192,342

NET ASSETS	$945,310,727

Net assets were comprised of:
Partners’ Equity	$945,310,727

Class I:
Net asset value and redemption price per share, $802,595,837 / 80,256,778 outstanding shares of beneficial interest	$10.00

Class III:
Net asset value and redemption price per share, $142,714,890 / 14,271,667 outstanding shares of beneficial interest	$10.00

STATEMENT OF OPERATIONS

Year Ended December 31, 2022

NET INVESTMENT INCOME (LOSS)
Interest income	$15,119,909

EXPENSES
Management fee	2,751,606
Distribution fee—Class III	342,353
Custodian and accounting fees	93,688
Shareholders’ reports	39,197
Audit fee	25,100
Legal fees and expenses	25,093
Trustees’ fees	22,582
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,682
Miscellaneous	23,628

Total expenses	3,333,929
Less: Fee waivers and/or expense reimbursement	(503,442)
Less: Distribution fee waiver—Class III	(113,784)

Net expenses	2,716,703

NET INVESTMENT INCOME (LOSS)	12,403,206

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on investment transactions	3,259

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$12,406,465

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$12,403,206	$—
Net realized gain (loss) on investment transactions	3,259	381,775

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	12,406,465	381,775

DISTRIBUTIONS
Class I	(10,727,306)	(331,630)
Class III	(1,680,477)	(50,145)

	(12,407,783)	(381,775)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold	896,553,186	1,118,916,318
Portfolio shares issued in reinvestment of distributions	12,407,783	381,775
Portfolio shares purchased	(832,486,578)	(1,108,241,533)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	76,474,391	11,056,560

TOTAL INCREASE (DECREASE)	76,473,073	11,056,560
NET ASSETS:
Beginning of year	868,837,654	857,781,094

End of year	$945,310,727	$868,837,654

SEE NOTES TO FINANCIAL STATEMENTS.

A117

PSF PGIM GOVERNMENT MONEY MARKET PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

Class I
	Year Ended December 31,
	2022	2021		2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$10.00	$10.00		$10.00	$10.00	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss) and realized gains (losses)	0.14	—	(b)	0.03	0.19	0.15
Less Dividends and Distributions	(0.14)	(—	)(b)	(0.03)	(0.19)	(0.15)

Net Asset Value, end of year	$10.00	$10.00		$10.00	$10.00	$10.00

Total Return(c)	1.39%	0.04%		0.30%	1.92%	1.53%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$803	$725		$792	$600	$536
Average net assets (in millions)	$780	$748		$667	$563	$560
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.27%	0.06%		0.21%	0.35%	0.35%
Expenses before waivers and/or expense reimbursement	0.32%	0.32%		0.34%	0.35%	0.35%
Net investment income (loss)	1.37%	—%		0.26%	1.88%	1.52%

Class III
	Year Ended December 31,			May 18, 2020(e) through December 31, 2020
	2022	2021
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$10.00	$10.00		$10.00

Income (Loss) From Investment Operations:
Net investment income (loss) and realized gains (losses)	0.12	—	(b)	—	(b)
Less Dividends and Distributions:	(0.12)	(—	)(b)	(—	)(b)

Net Asset Value, end of period	$10.00	$10.00		$10.00

Total Return(c)	1.22%	0.04%		—	%(b)
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$143	$144		$66
Average net assets (in millions)	$137	$118		$34
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.44%	0.06%		0.13	%(f)
Expenses before waivers and/or expense reimbursement	0.58%	0.58%		0.58	%(f)
Net investment income (loss)	1.23%	—%		—	%(b)(f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Portfolio invests.
(e)	Commencement of offering.
(f)	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

A118

PSF PGIM HIGH YIELD BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 94.1%

ASSET-BACKED SECURITIES — 6.1%
Collateralized Loan Obligations
BlueMountain CLO Ltd. (Cayman Islands),
Series 2018-22A, Class A1, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 0.000%)
5.159%(c)	07/15/31	2,500	$2,460,382
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2015-05A, Class A1RR, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)
5.323%(c)	01/20/32	5,000	4,907,452
CIFC Funding Ltd. (Cayman Islands),
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.040% (Cap N/A, Floor 0.000%)
5.283%(c)	04/20/31	2,500	2,458,578
Guggenheim CLO STAT Ltd. (Cayman Islands),
Series 2022-01A, Class A1A, 144A, 3 Month SOFR + 2.590% (Cap N/A, Floor 2.590%)
6.709%(c)	10/25/31	4,750	4,747,640
KKR CLO Ltd. (Cayman Islands),
Series 11, Class AR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
5.259%(c)	01/15/31	2,000	1,981,422
KKR Static CLO Ltd. (Cayman Islands),
Series 2022-02A, Class A1, 144A, 3 Month SOFR + 2.220% (Cap N/A, Floor 2.220%)
6.738%(c)	10/20/31	2,000	1,999,362
Race Point CLO Ltd. (Cayman Islands),
Series 2013-08A, Class AR2, 144A, 3 Month LIBOR + 1.040% (Cap N/A, Floor 1.040%)
5.715%(c)	02/20/30	4,213	4,150,628
Signal Peak CLO Ltd.,
Series 2018-05A, Class A, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)
5.468%(c)	04/25/31	4,800	4,703,220
TSTAT Ltd. (Bermuda),
Series 2022-02A, Class A1, 144A
0.000%(cc)	01/20/31	2,250	2,246,462

TOTAL ASSET-BACKED SECURITIES (cost $29,612,427)			29,655,146

CONVERTIBLE BOND — 0.0%
Telecommunications
Digicel Group Holdings Ltd. (Jamaica),
Sub. Notes, 144A, Cash coupon 7.000% or PIK N/A (original cost $78,710; purchased 06/23/20 - 10/01/22)(f)
7.000%	01/17/23(oo)	486	43,741

(cost $78,710)
CORPORATE BONDS — 77.3%
Advertising — 0.4%
CMG Media Corp.,
Gtd. Notes, 144A
8.875%	12/15/27	2,450	1,843,375

Aerospace & Defense — 2.9%
Boeing Co. (The),
Sr. Unsec’d. Notes
5.805%	05/01/50	2,100	1,953,841
5.930%	05/01/60	725	665,747

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Aerospace & Defense (cont’d.)
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
6.000%	02/15/28	1,025	$948,514
7.125%	06/15/26(a)	1,150	1,112,625
7.500%	12/01/24	1,720	1,717,907
7.500%	03/15/25	1,074	1,062,957
7.875%	04/15/27(a)	3,825	3,717,441
Spirit AeroSystems, Inc.,
Sec’d. Notes, 144A
7.500%	04/15/25	725	716,445
TransDigm UK Holdings PLC,
Gtd. Notes
6.875%	05/15/26	600	587,250
TransDigm, Inc.,
Gtd. Notes
4.625%	01/15/29(a)	400	351,471
5.500%	11/15/27	775	727,768
Sr. Sec’d. Notes, 144A
6.250%	03/15/26(a)	600	592,994

			14,154,960

Agriculture — 0.3%
Vector Group Ltd.,
Sr. Sec’d. Notes, 144A
5.750%	02/01/29	1,425	1,236,688

Airlines — 0.7%
American Airlines, Inc.,
Sr. Sec’d. Notes, 144A
11.750%	07/15/25	800	860,670
American Airlines, Inc./AAdvantage Loyalty IP Ltd.,
Sr. Sec’d. Notes, 144A
5.500%	04/20/26	125	120,207
5.750%	04/20/29	1,200	1,093,320
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd.,
Sr. Sec’d. Notes, 144A
5.750%	01/20/26(a)	425	384,625
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A
4.375%	04/15/26	640	596,080
4.625%	04/15/29	440	383,994

			3,438,896

Apparel — 0.3%
Kontoor Brands, Inc.,
Gtd. Notes, 144A
4.125%	11/15/29	250	201,202
Wolverine World Wide, Inc.,
Gtd. Notes, 144A
4.000%	08/15/29	1,650	1,249,389

			1,450,591

Auto Manufacturers — 1.4%
Allison Transmission, Inc.,
Gtd. Notes, 144A
3.750%	01/30/31(a)	275	226,258

SEE NOTES TO FINANCIAL STATEMENTS.

A119

PSF PGIM HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Auto Manufacturers (cont’d.)
Ford Motor Co.,
Sr. Unsec’d. Notes
4.750%	01/15/43	2,150	$1,555,500
5.291%	12/08/46	3,575	2,749,173
7.400%	11/01/46	550	540,231
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
4.000%	11/13/30	375	307,995
Jaguar Land Rover Automotive PLC (United Kingdom),
Gtd. Notes, 144A
7.750%	10/15/25	750	693,852
PM General Purchaser LLC,
Sr. Sec’d. Notes, 144A
9.500%	10/01/28	1,150	874,396

			6,947,405

Auto Parts & Equipment — 1.0%
Adient Global Holdings Ltd.,
Gtd. Notes, 144A
4.875%	08/15/26	2,175	2,019,901
American Axle & Manufacturing, Inc.,
Gtd. Notes
6.250%	03/15/26(a)	865	811,934
Dana Financing Luxembourg Sarl,
Gtd. Notes, 144A
5.750%	04/15/25	475	466,094
Dana, Inc.,
Sr. Unsec’d. Notes
4.250%	09/01/30(a)	475	382,768
4.500%	02/15/32(a)	475	383,491
5.375%	11/15/27	175	162,287
5.625%	06/15/28(a)	50	45,486
Titan International, Inc.,
Sr. Sec’d. Notes
7.000%	04/30/28	625	594,434

			4,866,395

Banks — 0.3%
Citigroup, Inc.,
Jr. Sub. Notes
3.875%(ff)	02/18/26(oo)	600	512,872
Freedom Mortgage Corp.,
Sr. Unsec’d. Notes, 144A
7.625%	05/01/26	350	294,268
Intesa Sanpaolo SpA (Italy),
Sub. Notes, 144A
4.198%(ff)	06/01/32	725	537,088

			1,344,228

Building Materials — 1.6%
Camelot Return Merger Sub, Inc.,
Sr. Sec’d. Notes, 144A
8.750%	08/01/28	550	504,503
Cornerstone Building Brands, Inc.,
Gtd. Notes, 144A
6.125%	01/15/29	975	687,271

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Building Materials (cont’d.)
Eco Material Technologies, Inc.,
Sr. Sec’d. Notes, 144A
7.875%	01/31/27	525	$501,802
Griffon Corp.,
Gtd. Notes
5.750%	03/01/28	750	685,861
JELD-WEN, Inc.,
Gtd. Notes, 144A
4.625%	12/15/25(a)	350	292,390
Masonite International Corp.,
Gtd. Notes, 144A
3.500%	02/15/30	275	221,375
5.375%	02/01/28(a)	325	299,991
MIWD Holdco II LLC/MIWD Finance Corp.,
Gtd. Notes, 144A
5.500%	02/01/30	750	602,649
Smyrna Ready Mix Concrete LLC,
Sr. Sec’d. Notes, 144A
6.000%	11/01/28	1,450	1,296,646
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A
3.375%	01/15/31	525	396,944
4.375%	07/15/30	1,050	860,114
4.750%	01/15/28	625	562,430
5.000%	02/15/27(a)	690	638,202

			7,550,178

Chemicals — 2.4%
Ashland LLC,
Gtd. Notes
6.875%	05/15/43	1,705	1,661,578
ASP Unifrax Holdings, Inc.,
Sr. Sec’d. Notes, 144A
5.250%	09/30/28	275	221,455
Sr. Unsec’d. Notes, 144A
7.500%	09/30/29(a)	225	142,952
Chemours Co. (The),
Gtd. Notes
5.375%	05/15/27	305	281,063
Gtd. Notes, 144A
4.625%	11/15/29(a)	620	508,404
5.750%	11/15/28(a)	315	282,844
Cornerstone Chemical Co.,
Sr. Sec’d. Notes, 144A (original cost $1,097,619; purchased 08/09/17 - 01/05/18)(f)
6.750%	08/15/24(a)	1,110	889,885
Diamond BC BV,
Gtd. Notes, 144A
4.625%	10/01/29(a)	580	465,450
Iris Holding, Inc.,
Sr. Unsec’d. Notes, 144A
10.000%	12/15/28(a)	950	787,964
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A
5.250%	06/01/27(a)	506	452,666

SEE NOTES TO FINANCIAL STATEMENTS.

A120

PSF PGIM HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Chemicals (cont’d.)
Olympus Water US Holding Corp.,
Sr. Sec’d. Notes, 144A
4.250%	10/01/28	500	$409,679
Rain CII Carbon LLC/CII Carbon Corp.,
Sec’d. Notes, 144A
7.250%	04/01/25	1,370	1,260,150
SK Invictus Intermediate II Sarl (Luxembourg),
Sr. Sec’d. Notes, 144A
5.000%	10/30/29	740	606,608
SPCM SA (France),
Sr. Unsec’d. Notes, 144A
3.375%	03/15/30	425	345,844
TPC Group, Inc.,
Sr. Sec’d. Notes, 144A
13.000%	12/16/27	651	651,207
Tronox, Inc.,
Gtd. Notes, 144A
4.625%	03/15/29(a)	1,395	1,159,041
Valvoline, Inc.,
Gtd. Notes, 144A
4.250%	02/15/30(a)	450	439,065
Sr. Unsec’d. Notes, 144A
3.625%	06/15/31(a)	325	266,577
Venator Finance Sarl/Venator Materials LLC,
Gtd. Notes, 144A
5.750%	07/15/25	1,770	589,853
Sr. Sec’d. Notes, 144A
9.500%	07/01/25	500	341,250
WR Grace Holdings LLC,
Sr. Sec’d. Notes, 144A
5.625%	10/01/24	100	98,820

			11,862,355

Coal — 0.1%
Coronado Finance Pty Ltd. (Australia),
Sr. Sec’d. Notes, 144A
10.750%	05/15/26	323	331,479

Commercial Services — 4.0%
Adtalem Global Education, Inc.,
Sr. Sec’d. Notes, 144A
5.500%	03/01/28	365	334,549
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A
6.625%	07/15/26	985	903,274
Sr. Unsec’d. Notes, 144A
6.000%	06/01/29(a)	1,625	1,188,831
9.750%	07/15/27	1,425	1,250,833
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl,
Sr. Sec’d. Notes, 144A
4.625%	06/01/28(a)	1,260	1,037,106
4.625%	06/01/28(a)	1,065	862,650
Alta Equipment Group, Inc.,
Sec’d. Notes, 144A
5.625%	04/15/26	375	339,712

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Commercial Services (cont’d.)
AMN Healthcare, Inc.,
Gtd. Notes, 144A
4.000%	04/15/29	525	$452,314
4.625%	10/01/27	225	207,420
APi Group DE, Inc.,
Gtd. Notes, 144A
4.750%	10/15/29	250	218,978
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
Gtd. Notes, 144A
4.750%	04/01/28(a)	550	466,148
5.750%	07/15/27(a)	575	523,494
Brink’s Co. (The),
Gtd. Notes, 144A
5.500%	07/15/25	205	201,279
Gartner, Inc.,
Gtd. Notes, 144A
3.625%	06/15/29	325	284,891
3.750%	10/01/30	225	195,089
Hertz Corp. (The),
Gtd. Notes, 144A
4.625%	12/01/26	225	188,517
5.000%	12/01/29	425	322,341
Metis Merger Sub LLC,
Sr. Unsec’d. Notes, 144A
6.500%	05/15/29	2,000	1,691,205
MPH Acquisition Holdings LLC,
Sr. Sec’d. Notes, 144A
5.500%	09/01/28	1,300	1,014,556
NESCO Holdings II, Inc.,
Sec’d. Notes, 144A
5.500%	04/15/29	500	440,874
Service Corp. International,
Sr. Unsec’d. Notes
4.000%	05/15/31(a)	750	636,601
United Rentals North America, Inc.,
Gtd. Notes
3.750%	01/15/32	450	367,584
3.875%	02/15/31	175	147,280
4.000%	07/15/30	100	85,594
4.875%	01/15/28(a)	3,500	3,316,288
Verscend Escrow Corp.,
Sr. Unsec’d. Notes, 144A
9.750%	08/15/26	2,860	2,801,544

			19,478,952

Computers — 0.5%
CA Magnum Holdings (India),
Sr. Sec’d. Notes, 144A
5.375%	10/31/26	200	181,026
Condor Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A
7.375%	02/15/30(a)	610	492,626
NCR Corp.,
Gtd. Notes, 144A
5.000%	10/01/28	325	278,865
5.125%	04/15/29(a)	935	781,935
5.250%	10/01/30(a)	680	560,580

SEE NOTES TO FINANCIAL STATEMENTS.

A121

PSF PGIM HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Computers (cont’d.)
Tempo Acquisition LLC/Tempo Acquisition Finance Corp.,
Sr. Sec’d. Notes, 144A
5.750%	06/01/25	300	$300,965

			2,595,997

Distribution/Wholesale — 0.4%
H&E Equipment Services, Inc.,
Gtd. Notes, 144A
3.875%	12/15/28	2,100	1,787,814

Diversified Financial Services — 2.9%
Bread Financial Holdings, Inc.,
Gtd. Notes, 144A
4.750%	12/15/24(a)	800	707,892
goeasy Ltd. (Canada),
Gtd. Notes, 144A
4.375%	05/01/26(a)	400	352,000
Home Point Capital, Inc.,
Gtd. Notes, 144A
5.000%	02/01/26	375	256,338
Jefferies Finance LLC/JFIN Co-Issuer Corp.,
Sr. Unsec’d. Notes, 144A
5.000%	08/15/28	1,675	1,367,857
LD Holdings Group LLC,
Gtd. Notes, 144A
6.125%	04/01/28	825	492,514
LFS Topco LLC,
Gtd. Notes, 144A
5.875%	10/15/26	850	684,635
LPL Holdings, Inc.,
Gtd. Notes, 144A
4.000%	03/15/29	150	130,529
4.375%	05/15/31(a)	500	428,727
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A
5.125%	12/15/30(a)	1,700	1,307,232
5.500%	08/15/28	200	163,630
6.000%	01/15/27(a)	310	278,057
Navient Corp.,
Sr. Unsec’d. Notes
5.500%	03/15/29(a)	700	574,066
OneMain Finance Corp.,
Gtd. Notes
3.875%	09/15/28(a)	325	258,571
4.000%	09/15/30(a)	550	411,115
6.625%	01/15/28(a)	950	875,942
6.875%	03/15/25	1,025	985,383
7.125%	03/15/26	2,550	2,424,589
PennyMac Financial Services, Inc.,
Gtd. Notes, 144A
4.250%	02/15/29(a)	425	332,208
5.375%	10/15/25	575	520,971
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.,
Gtd. Notes, 144A
4.000%	10/15/33	750	561,002
VistaJet Malta Finance PLC/XO Management Holding, Inc. (Switzerland),
Sr. Unsec’d. Notes, 144A
6.375%	02/01/30(a)	650	519,594

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Diversified Financial Services (cont’d.)
7.875%	05/01/27(a)	675	$609,187

			14,242,039

Electric — 4.5%
Calpine Corp.,
Sr. Unsec’d. Notes, 144A
4.625%	02/01/29(a)	2,732	2,354,200
5.000%	02/01/31(a)	1,925	1,621,629
5.125%	03/15/28(a)	4,900	4,386,125
Keystone Power Pass-Through Holders LLC/Conemaugh Power Pass-Through Holders,
Sub. Notes, 144A, Cash coupon 13.000% or PIK N/A
13.000%	06/01/24	438	261,430
NRG Energy, Inc.,
Gtd. Notes
5.750%	01/15/28(a)	750	704,610
6.625%	01/15/27	442	439,038
Gtd. Notes, 144A
3.375%	02/15/29	275	222,032
3.625%	02/15/31(a)	1,000	765,129
3.875%	02/15/32	1,075	810,494
5.250%	06/15/29(a)	775	684,708
PG&E Corp.,
Sr. Sec’d. Notes
5.000%	07/01/28(a)	935	855,594
5.250%	07/01/30(a)	2,355	2,142,982
Vistra Corp.,
Jr. Sub. Notes, 144A
7.000%(ff)	12/15/26(oo)	800	729,290
8.000%(ff)	10/15/26(oo)	1,150	1,099,748
Vistra Operations Co. LLC,
Gtd. Notes, 144A
4.375%	05/01/29(a)	925	798,101
5.000%	07/31/27	1,515	1,409,872
5.500%	09/01/26	1,350	1,302,209
5.625%	02/15/27(a)	1,458	1,392,432

			21,979,623

Electrical Components & Equipment — 0.5%
Energizer Holdings, Inc.,
Gtd. Notes, 144A
4.375%	03/31/29	800	680,024
4.750%	06/15/28	225	195,817
WESCO Distribution, Inc.,
Gtd. Notes, 144A
7.125%	06/15/25	500	506,840
7.250%	06/15/28	835	846,568

			2,229,249

Electronics — 0.2%
Likewize Corp.,
Sr. Sec’d. Notes, 144A
9.750%	10/15/25	1,060	977,218

Engineering & Construction — 0.3%
AECOM,
Gtd. Notes
5.125%	03/15/27	375	362,994

SEE NOTES TO FINANCIAL STATEMENTS.

A122

PSF PGIM HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Engineering & Construction (cont’d.)
Artera Services LLC,
Sr. Sec’d. Notes, 144A
9.033%	12/04/25	550	$458,991
TopBuild Corp.,
Gtd. Notes, 144A
3.625%	03/15/29	500	413,966
4.125%	02/15/32(a)	325	264,051

			1,500,002

Entertainment — 2.4%
AMC Entertainment Holdings, Inc.,
Sec’d. Notes, 144A, Cash coupon 10.000% or PIK 12.000% or Cash coupon 5.000% and PIK 6.000%
10.000%	06/15/26	492	204,368
Caesars Entertainment, Inc.,
Sr. Sec’d. Notes, 144A
6.250%	07/01/25	1,130	1,099,401
Sr. Unsec’d. Notes, 144A
4.625%	10/15/29(a)	575	467,589
CCM Merger, Inc.,
Sr. Unsec’d. Notes, 144A
6.375%	05/01/26	450	423,594
Everi Holdings, Inc.,
Gtd. Notes, 144A
5.000%	07/15/29	100	86,180
Golden Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A
7.625%	04/15/26(a)	1,550	1,528,452
International Game Technology PLC,
Sr. Sec’d. Notes, 144A
4.125%	04/15/26	975	909,773
6.250%	01/15/27	450	444,942
Jacobs Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A
6.750%	02/15/29	425	386,507
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp.,
Sr. Sec’d. Notes, 144A
4.875%	05/01/29	850	726,299
Motion Bondco DAC (United Kingdom),
Gtd. Notes, 144A
6.625%	11/15/27(a)	850	733,125
Penn Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A
4.125%	07/01/29	750	593,323
5.625%	01/15/27(a)	1,625	1,472,107
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.,
Gtd. Notes, 144A
5.875%	09/01/31	1,200	846,562
Scientific Games Holdings LP/Scientific Games US FinCo, Inc.,
Sr. Unsec’d. Notes, 144A
6.625%	03/01/30(a)	800	675,526
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Gtd. Notes, 144A
5.125%	10/01/29	770	660,344
Sr. Unsec’d. Notes, 144A
7.750%	04/15/25(a)	375	373,365

			11,631,457

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Environmental Control — 0.2%
GFL Environmental, Inc. (Canada),
Gtd. Notes, 144A
4.000%	08/01/28(a)	200	$171,000
4.375%	08/15/29(a)	825	697,125

			868,125

Foods — 2.7%
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A
3.500%	03/15/29	800	670,831
5.875%	02/15/28	125	118,919
B&G Foods, Inc.,
Gtd. Notes
5.250%	04/01/25(a)	625	550,617
5.250%	09/15/27	1,510	1,158,652
C&S Group Enterprises LLC,
Gtd. Notes, 144A
5.000%	12/15/28	625	470,967
Chobani LLC/Chobani Finance Corp., Inc.,
Gtd. Notes, 144A
7.500%	04/15/25(a)	375	365,182
Sr. Sec’d. Notes, 144A
4.625%	11/15/28	125	110,329
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.500%	01/15/30(a)	950	903,900
Kraft Heinz Foods Co.,
Gtd. Notes
4.375%	06/01/46	1,875	1,531,577
4.875%	10/01/49(a)	750	654,502
5.000%	07/15/35	163	156,314
5.200%	07/15/45	250	230,366
5.500%	06/01/50(a)	750	719,669
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A
4.125%	01/31/30	400	353,924
4.375%	01/31/32(a)	575	502,212
Pilgrim’s Pride Corp.,
Gtd. Notes, 144A
3.500%	03/01/32	300	234,497
4.250%	04/15/31	650	553,265
5.875%	09/30/27(a)	2,150	2,106,868
Post Holdings, Inc.,
Gtd. Notes, 144A
4.625%	04/15/30(a)	1,160	1,000,776
5.500%	12/15/29(a)	425	385,042
Sr. Unsec’d. Notes, 144A
4.500%	09/15/31	425	358,982

			13,137,391

Gas — 0.6%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes
5.500%	05/20/25	1,075	1,032,872
5.750%	05/20/27	1,050	981,595
5.875%	08/20/26(a)	975	927,783

			2,942,250

SEE NOTES TO FINANCIAL STATEMENTS.

A123

PSF PGIM HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Products — 0.7%
Medline Borrower LP,
Sr. Sec’d. Notes, 144A
3.875%	04/01/29	1,625	$1,309,683
Sr. Unsec’d. Notes, 144A
5.250%	10/01/29(a)	2,525	2,006,818

			3,316,501

Healthcare-Services — 3.6%
DaVita, Inc.,
Gtd. Notes, 144A
3.750%	02/15/31	2,375	1,771,328
4.625%	06/01/30	1,800	1,450,644
HCA, Inc.,
Gtd. Notes
7.050%	12/01/27	1,750	1,820,946
7.500%	11/06/33	650	684,092
Gtd. Notes, MTN
7.750%	07/15/36	400	438,126
Legacy LifePoint Health LLC,
Sr. Sec’d. Notes, 144A
4.375%	02/15/27	500	423,210
LifePoint Health, Inc.,
Gtd. Notes, 144A
5.375%	01/15/29	2,850	1,613,459
Prime Healthcare Services, Inc.,
Sr. Sec’d. Notes, 144A
7.250%	11/01/25(a)	1,750	1,481,098
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.,
Gtd. Notes, 144A
9.750%	12/01/26(a)	2,025	1,630,237
Tenet Healthcare Corp.,
Gtd. Notes, 144A
6.125%	10/01/28(a)	1,250	1,121,707
Sr. Sec’d. Notes, 144A
4.250%	06/01/29(a)	1,725	1,493,523
4.375%	01/15/30	1,425	1,234,609
6.125%	06/15/30	250	238,103
Sr. Unsec’d. Notes
6.875%	11/15/31	2,350	2,123,218

			17,524,300

Home Builders — 4.5%
Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A
4.625%	08/01/29	725	590,681
4.625%	04/01/30	700	566,633
Beazer Homes USA, Inc.,
Gtd. Notes
5.875%	10/15/27	1,300	1,146,462
6.750%	03/15/25	850	823,979
7.250%	10/15/29(a)	1,775	1,588,384
Brookfield Residential Properties, Inc./Brookfield Residential US LLC (Canada),
Gtd. Notes, 144A
4.875%	02/15/30	1,175	907,688
6.250%	09/15/27	625	555,063

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Home Builders (cont’d.)
Sr. Unsec’d. Notes, 144A
5.000%	06/15/29(a)	625	$493,750
Century Communities, Inc.,
Gtd. Notes
6.750%	06/01/27(a)	325	310,764
Gtd. Notes, 144A
3.875%	08/15/29(a)	625	491,258
Forestar Group, Inc.,
Gtd. Notes, 144A
3.850%	05/15/26	350	311,198
5.000%	03/01/28(a)	1,300	1,121,736
KB Home,
Gtd. Notes
4.000%	06/15/31(a)	625	504,921
4.800%	11/15/29	1,500	1,305,806
7.250%	07/15/30	225	218,507
M/I Homes, Inc.,
Gtd. Notes
3.950%	02/15/30	325	264,524
4.950%	02/01/28	625	555,186
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A
4.625%	03/01/30(a)	1,150	934,375
5.250%	12/15/27(a)	1,000	886,250
Meritage Homes Corp.,
Gtd. Notes
5.125%	06/06/27	525	497,104
6.000%	06/01/25	975	968,089
Shea Homes LP/Shea Homes Funding Corp.,
Sr. Unsec’d. Notes
4.750%	02/15/28(a)	1,175	1,026,758
4.750%	04/01/29	700	590,047
STL Holding Co. LLC,
Sr. Unsec’d. Notes, 144A
7.500%	02/15/26	1,075	932,925
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A
5.875%	06/15/27(a)	1,625	1,563,805
Sr. Unsec’d. Notes, 144A
5.125%	08/01/30	1,792	1,559,247
Tri Pointe Homes, Inc.,
Gtd. Notes
5.700%	06/15/28(a)	1,190	1,083,730

			21,798,870

Home Furnishings — 0.0%
Tempur Sealy International, Inc.,
Gtd. Notes, 144A
4.000%	04/15/29	175	146,937

Household Products/Wares — 0.4%
ACCO Brands Corp.,
Gtd. Notes, 144A
4.250%	03/15/29(a)	1,250	1,031,746
Central Garden & Pet Co.,
Gtd. Notes, 144A
4.125%	04/30/31	50	41,429

SEE NOTES TO FINANCIAL STATEMENTS.

A124

PSF PGIM HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Household Products/Wares (cont’d.)
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc. (Canada),
Gtd. Notes, 144A
7.000%	12/31/27(a)	825	$676,500
Sr. Sec’d. Notes, 144A
5.000%	12/31/26	150	129,000

			1,878,675

Housewares — 0.5%
Scotts Miracle-Gro Co. (The),
Gtd. Notes
4.000%	04/01/31	1,275	979,076
4.375%	02/01/32	275	210,262
4.500%	10/15/29	150	121,509
SWF Escrow Issuer Corp.,
Sr. Unsec’d. Notes, 144A
6.500%	10/01/29	1,900	1,101,809

			2,412,656

Insurance — 0.1%
BroadStreet Partners, Inc.,
Sr. Unsec’d. Notes, 144A
5.875%	04/15/29(a)	675	580,247

Internet — 0.5%
Cablevision Lightpath LLC,
Sr. Sec’d. Notes, 144A
3.875%	09/15/27	475	394,397
Sr. Unsec’d. Notes, 144A
5.625%	09/15/28	820	613,654
Gen Digital, Inc.,
Sr. Unsec’d. Notes, 144A
5.000%	04/15/25	875	853,165
Go Daddy Operating Co. LLC/GD Finance Co., Inc.,
Gtd. Notes, 144A
3.500%	03/01/29	400	337,439

			2,198,655

Iron/Steel — 0.2%
Big River Steel LLC/BRS Finance Corp.,
Sr. Sec’d. Notes, 144A
6.625%	01/31/29(a)	863	826,029
Commercial Metals Co.,
Sr. Unsec’d. Notes
4.125%	01/15/30	200	176,238
4.375%	03/15/32	225	194,686

			1,196,953

Leisure Time — 0.3%
Royal Caribbean Cruises Ltd.,
Sr. Sec’d. Notes, 144A
8.250%	01/15/29(a)	425	426,062
Sr. Unsec’d. Notes, 144A
5.500%	04/01/28	25	19,882
Viking Cruises Ltd.,
Gtd. Notes, 144A
5.875%	09/15/27(a)	250	205,000

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Leisure Time (cont’d.)
Viking Ocean Cruises Ship VII Ltd.,
Sr. Sec’d. Notes, 144A
5.625%	02/15/29	450	$362,250
Vista Outdoor, Inc.,
Gtd. Notes, 144A
4.500%	03/15/29	375	276,232

			1,289,426

Lodging — 1.4%
Hilton Domestic Operating Co., Inc.,
Gtd. Notes, 144A
3.625%	02/15/32	925	740,379
4.000%	05/01/31	150	126,336
MGM Resorts International,
Gtd. Notes
4.625%	09/01/26(a)	750	686,940
4.750%	10/15/28(a)	1,575	1,375,083
5.500%	04/15/27(a)	525	487,977
5.750%	06/15/25	25	24,296
6.750%	05/01/25(a)	955	962,561
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp.,
Sr. Sec’d. Notes, 144A
5.875%	05/15/25	350	327,287
Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A
5.125%	12/15/29(a)	675	539,386
5.625%	08/26/28	2,025	1,710,902

			6,981,147

Machinery-Construction & Mining — 0.1%
Terex Corp.,
Gtd. Notes, 144A
5.000%	05/15/29	550	494,209

Machinery-Diversified — 0.6%
Chart Industries, Inc.,
Gtd. Notes, 144A
9.500%	01/01/31	200	205,117
Sr. Sec’d. Notes, 144A
7.500%	01/01/30(a)	500	502,075
GrafTech Finance, Inc.,
Sr. Sec’d. Notes, 144A
4.625%	12/15/28	575	474,724
Maxim Crane Works Holdings Capital LLC,
Sec’d. Notes, 144A
10.125%	08/01/24	1,504	1,455,580
TK Elevator US Newco, Inc. (Germany),
Sr. Sec’d. Notes, 144A
5.250%	07/15/27	224	197,680

			2,835,176

Media — 6.3%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes
4.500%	05/01/32(a)	3,040	2,419,844
Sr. Unsec’d. Notes, 144A
4.000%	03/01/23	140	139,548

SEE NOTES TO FINANCIAL STATEMENTS.

A125

PSF PGIM HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (cont’d.)
4.250%	02/01/31	3,775	$3,030,854
4.500%	06/01/33	315	242,575
4.750%	03/01/30(a)	2,375	2,051,259
5.000%	02/01/28(a)	930	845,132
CSC Holdings LLC,
Gtd. Notes, 144A
3.375%	02/15/31	1,190	776,296
4.125%	12/01/30	575	405,853
5.375%	02/01/28(a)	890	717,415
5.500%	04/15/27	225	189,351
6.500%	02/01/29	400	328,190
Sr. Unsec’d. Notes, 144A
4.625%	12/01/30	3,275	1,802,198
5.000%	11/15/31	310	173,251
5.750%	01/15/30	2,725	1,540,780
7.500%	04/01/28	200	135,538
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Gtd. Notes, 144A (original cost $5,052,669; purchased 07/18/19 - 06/03/22)(f)
6.625%	08/15/27	6,605	73,876
Sec’d. Notes, 144A (original cost $2,812,977; purchased 07/18/19 - 08/30/22)(f)
5.375%	08/15/26	6,440	766,739
DISH DBS Corp.,
Gtd. Notes
5.000%	03/15/23	285	283,702
5.125%	06/01/29	1,965	1,267,644
7.375%	07/01/28	950	671,460
7.750%	07/01/26(a)	4,150	3,349,075
Gray Television, Inc.,
Gtd. Notes, 144A
5.875%	07/15/26	1,335	1,189,405
iHeartCommunications, Inc.,
Sr. Sec’d. Notes
6.375%	05/01/26(a)	325	298,950
Midcontinent Communications/Midcontinent Finance Corp.,
Gtd. Notes, 144A
5.375%	08/15/27	300	273,321
News Corp.,
Sr. Unsec’d. Notes, 144A
3.875%	05/15/29	250	216,626
Nexstar Media, Inc.,
Gtd. Notes, 144A
4.750%	11/01/28	135	116,955
5.625%	07/15/27(a)	455	417,893
Radiate Holdco LLC/Radiate Finance, Inc.,
Sr. Sec’d. Notes, 144A
4.500%	09/15/26	505	371,146
Sr. Unsec’d. Notes, 144A
6.500%	09/15/28	3,515	1,473,185
Sinclair Television Group, Inc.,
Gtd. Notes, 144A (original cost $277,163; purchased 09/15/21)(f)
5.125%	02/15/27(a)	285	232,851
TPC Holdings, Inc.,
Sr. Unsec’d. Notes, 144A, Cash coupon N/A or PIK 17.000%
17.000%	06/18/28	400	400,097

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (cont’d.)
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A
4.500%	05/01/29	520	$434,608
5.125%	02/15/25	1,760	1,676,683
6.625%	06/01/27	1,275	1,231,380
VZ Secured Financing BV (Netherlands),
Sr. Sec’d. Notes, 144A
5.000%	01/15/32	1,475	1,185,531

			30,729,211

Metal Fabricate/Hardware — 0.1%
Roller Bearing Co. of America, Inc.,
Sr. Unsec’d. Notes, 144A
4.375%	10/15/29(a)	475	410,644

Mining — 1.8%
Constellium SE,
Gtd. Notes, 144A
5.875%	02/15/26(a)	925	889,406
Eldorado Gold Corp. (Turkey),
Sr. Unsec’d. Notes, 144A
6.250%	09/01/29(a)	1,100	965,594
First Quantum Minerals Ltd. (Zambia),
Gtd. Notes, 144A
6.500%	03/01/24	710	696,063
6.875%	10/15/27	425	396,392
7.500%	04/01/25(a)	2,075	2,018,975
FMG Resources August 2006 Pty Ltd. (Australia),
Sr. Unsec’d. Notes, 144A
6.125%	04/15/32	50	46,515
Hecla Mining Co.,
Gtd. Notes
7.250%	02/15/28	575	567,387
Hudbay Minerals, Inc. (Canada),
Gtd. Notes, 144A
4.500%	04/01/26	300	271,875
6.125%	04/01/29(a)	995	902,963
New Gold, Inc. (Canada),
Gtd. Notes, 144A
7.500%	07/15/27(a)	1,350	1,182,937
Novelis Corp.,
Gtd. Notes, 144A
3.875%	08/15/31	650	531,880
4.750%	01/30/30	50	44,206

			8,514,193

Miscellaneous Manufacturing — 0.2%
Amsted Industries, Inc.,
Gtd. Notes, 144A
5.625%	07/01/27	425	405,954
Sr. Unsec’d. Notes, 144A
4.625%	05/15/30	570	487,127

			893,081

Oil & Gas — 6.6%
Aethon United BR LP/Aethon United Finance Corp.,
Sr. Unsec’d. Notes, 144A
8.250%	02/15/26	725	719,945

SEE NOTES TO FINANCIAL STATEMENTS.

A126

PSF PGIM HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp.,
Gtd. Notes
7.875%	12/15/24^(d)	5,200	$35,360
Antero Resources Corp.,
Gtd. Notes, 144A
5.375%	03/01/30(a)	1,500	1,390,349
7.625%	02/01/29	328	332,259
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A
7.000%	11/01/26	850	827,548
9.000%	11/01/27	676	825,330
Athabasca Oil Corp. (Canada),
Sec’d. Notes, 144A
9.750%	11/01/26	1,514	1,610,668
Chesapeake Energy Corp.,
Gtd. Notes, 144A
5.500%	02/01/26	300	289,576
5.875%	02/01/29	1,050	1,000,287
6.750%	04/15/29(a)	675	657,297
CITGO Petroleum Corp.,
Sr. Sec’d. Notes, 144A
7.000%	06/15/25	1,525	1,490,695
CNX Resources Corp.,
Gtd. Notes, 144A
7.250%	03/14/27	1,375	1,370,790
Comstock Resources, Inc.,
Gtd. Notes, 144A
5.875%	01/15/30(a)	450	389,153
6.750%	03/01/29	825	744,847
CrownRock LP/CrownRock Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.000%	05/01/29	200	179,280
5.625%	10/15/25	350	337,750
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.750%	01/30/28	1,500	1,436,278
EQT Corp.,
Sr. Unsec’d. Notes
5.000%	01/15/29	175	164,445
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A
5.750%	02/01/29	275	245,731
6.000%	04/15/30(a)	1,100	984,400
6.000%	02/01/31	900	763,986
6.250%	11/01/28	1,050	952,600
6.250%	04/15/32	625	536,945
MEG Energy Corp. (Canada),
Gtd. Notes, 144A
5.875%	02/01/29(a)	450	423,247
7.125%	02/01/27(a)	1,352	1,377,350
Nabors Industries Ltd.,
Gtd. Notes, 144A
7.250%	01/15/26	900	848,646
7.500%	01/15/28(a)	1,250	1,131,250
Nabors Industries, Inc.,
Gtd. Notes
5.750%	02/01/25(a)	1,300	1,238,539

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Gtd. Notes, 144A
7.375%	05/15/27	50	$48,992
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
6.125%	01/01/31(a)	400	404,797
6.625%	09/01/30	100	103,329
7.150%	05/15/28	275	285,815
7.875%	09/15/31	100	110,376
Parkland Corp. (Canada),
Gtd. Notes, 144A
4.500%	10/01/29(a)	500	416,250
4.625%	05/01/30(a)	1,275	1,061,437
Precision Drilling Corp. (Canada),
Gtd. Notes, 144A
6.875%	01/15/29	200	185,000
7.125%	01/15/26(a)	1,225	1,197,437
Range Resources Corp.,
Gtd. Notes
4.875%	05/15/25	1,075	1,024,647
Gtd. Notes, 144A
4.750%	02/15/30	225	199,058
Southwestern Energy Co.,
Gtd. Notes
4.750%	02/01/32(a)	1,075	917,870
5.375%	02/01/29	125	115,778
5.375%	03/15/30(a)	1,525	1,386,886
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes
4.500%	05/15/29	450	393,603
4.500%	04/30/30	1,175	1,020,381
5.875%	03/15/28	100	94,805
Transocean, Inc.,
Gtd. Notes, 144A
7.250%	11/01/25	250	221,250
7.500%	01/15/26(a)	650	546,000
8.000%	02/01/27	225	182,644

			32,220,906

Packaging & Containers — 1.4%
ARD Finance SA (Luxembourg),
Sr. Sec’d. Notes, 144A, Cash coupon 6.500% or PIK 7.250%
6.500%	06/30/27	1,107	763,446
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.,
Sr. Sec’d. Notes, 144A
4.125%	08/15/26	375	323,663
Sr. Unsec’d. Notes, 144A
5.250%	08/15/27(a)	425	318,895
Graham Packaging Co., Inc.,
Gtd. Notes, 144A
7.125%	08/15/28(a)	820	685,419
Graphic Packaging International LLC,
Gtd. Notes
4.125%	08/15/24	300	293,403
Intelligent Packaging Holdco Issuer LP (Canada),
Sr. Unsec’d. Notes, 144A, Cash coupon 9.000% or PIK 9.750%
9.000%	01/15/26	425	293,250

SEE NOTES TO FINANCIAL STATEMENTS.

A127

PSF PGIM HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Packaging & Containers (cont’d.)
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC (Canada),
Sr. Sec’d. Notes, 144A
6.000%	09/15/28(a)	960	$766,800
LABL, Inc.,
Sr. Sec’d. Notes, 144A
5.875%	11/01/28	525	449,013
6.750%	07/15/26	50	47,462
Sr. Unsec’d. Notes, 144A
8.250%	11/01/29	1,175	937,451
10.500%	07/15/27	150	139,199
OI European Group BV,
Gtd. Notes, 144A
4.750%	02/15/30(a)	325	284,781
Owens-Brockway Glass Container, Inc.,
Gtd. Notes, 144A
6.375%	08/15/25	200	196,105
6.625%	05/13/27	170	165,460
Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer, Inc.,
Sr. Sec’d. Notes, 144A
4.375%	10/15/28(a)	500	446,862
Trident TPI Holdings, Inc.,
Gtd. Notes, 144A
6.625%	11/01/25	350	308,066
9.250%	08/01/24	225	214,028
TriMas Corp.,
Gtd. Notes, 144A
4.125%	04/15/29(a)	325	285,105

			6,918,408

Pharmaceuticals — 2.4%
AdaptHealth LLC,
Gtd. Notes, 144A
4.625%	08/01/29	500	419,100
5.125%	03/01/30	750	638,339
6.125%	08/01/28	820	758,172
Bausch Health Cos., Inc.,
Gtd. Notes, 144A
5.000%	01/30/28	1,550	751,936
5.000%	02/15/29	1,600	768,000
5.250%	01/30/30	1,300	621,309
5.250%	02/15/31	1,250	602,825
6.250%	02/15/29	6,510	3,141,075
7.000%	01/15/28	250	121,250
9.000%	12/15/25(a)	500	394,575
Embecta Corp.,
Sr. Sec’d. Notes, 144A
5.000%	02/15/30(a)	1,175	984,919
6.750%	02/15/30	175	157,913
Jazz Securities DAC,
Sr. Sec’d. Notes, 144A
4.375%	01/15/29	350	312,340
Organon & Co./Organon Foreign Debt Co-Issuer BV,
Sr. Sec’d. Notes, 144A
4.125%	04/30/28	450	398,439
Sr. Unsec’d. Notes, 144A
5.125%	04/30/31	700	606,357

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
P&L Development LLC/PLD Finance Corp.,
Sr. Sec’d. Notes, 144A
7.750%	11/15/25	900	$724,701

			11,401,250

Pipelines — 3.0%
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A
5.375%	06/15/29	750	686,045
5.750%	01/15/28(a)	1,825	1,700,703
7.875%	05/15/26	200	203,093
Cheniere Energy Partners LP,
Gtd. Notes
4.000%	03/01/31(a)	900	770,879
Cheniere Energy, Inc.,
Sr. Unsec’d. Notes
4.625%	10/15/28(a)	2,250	2,040,381
CNX Midstream Partners LP,
Gtd. Notes, 144A
4.750%	04/15/30	150	123,821
DCP Midstream Operating LP,
Gtd. Notes
5.625%	07/15/27	395	392,440
Gtd. Notes, 144A
6.450%	11/03/36	200	197,137
Energy Transfer LP,
Jr. Sub. Notes, Series G
7.125%(ff)	05/15/30(oo)	625	522,117
EQM Midstream Partners LP,
Sr. Unsec’d. Notes
5.500%	07/15/28	50	44,665
Sr. Unsec’d. Notes, 144A
6.000%	07/01/25	101	98,114
6.500%	07/01/27	810	774,398
7.500%	06/01/27	175	171,445
7.500%	06/01/30	175	168,698
Global Partners LP/GLP Finance Corp.,
Gtd. Notes
6.875%	01/15/29	400	362,289
7.000%	08/01/27(a)	260	248,128
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A
6.875%	04/15/40(a)	2,069	1,737,730
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A
5.500%	01/15/28	1,625	1,444,131
6.000%	12/31/30	975	848,030
6.000%	09/01/31	325	279,907
7.500%	10/01/25	175	176,538
Venture Global Calcasieu Pass LLC,
Sr. Sec’d. Notes, 144A
3.875%	08/15/29	440	385,231
4.125%	08/15/31	240	204,602
Western Midstream Operating LP,
Sr. Unsec’d. Notes
3.950%	06/01/25	275	260,703
4.300%	02/01/30	575	503,657

SEE NOTES TO FINANCIAL STATEMENTS.

A128

PSF PGIM HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
5.500%	08/15/48	300	$249,161

			14,594,043

Real Estate — 1.5%
Five Point Operating Co. LP/Five Point Capital Corp.,
Gtd. Notes, 144A
7.875%	11/15/25(a)	1,925	1,615,736
Greystar Real Estate Partners LLC,
Sr. Sec’d. Notes, 144A
5.750%	12/01/25	1,825	1,783,411
Howard Hughes Corp. (The),
Gtd. Notes, 144A
4.125%	02/01/29(a)	625	522,825
4.375%	02/01/31	700	563,547
5.375%	08/01/28	720	648,267
Hunt Cos., Inc.,
Sr. Sec’d. Notes, 144A
5.250%	04/15/29	1,525	1,288,401
Realogy Group LLC/Realogy Co-Issuer Corp.,
Gtd. Notes, 144A
5.250%	04/15/30	1,050	765,642
5.750%	01/15/29	200	150,942

			7,338,771

Real Estate Investment Trusts (REITs) — 2.5%
Diversified Healthcare Trust,
Gtd. Notes
4.375%	03/01/31	550	350,491
9.750%	06/15/25	1,112	1,066,315
Sr. Unsec’d. Notes
4.750%	05/01/24	50	43,156
4.750%	02/15/28	2,350	1,335,655
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes
3.500%	03/15/31	600	412,781
5.000%	10/15/27(a)	825	694,240
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer,
Sr. Sec’d. Notes, 144A
7.500%	06/01/25	1,435	1,435,455
Sabra Health Care LP,
Gtd. Notes
5.125%	08/15/26	300	285,739
SBA Communications Corp.,
Sr. Unsec’d. Notes
3.125%	02/01/29(a)	330	274,811
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC,
Sr. Sec’d. Notes, 144A
7.875%	02/15/25	3,755	3,644,423
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC,
Sr. Sec’d. Notes, 144A
4.750%	04/15/28(a)	445	355,382
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A
4.500%	01/15/28	1,175	1,074,551
4.625%	12/01/29	1,175	1,069,143

			12,042,142

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Retail — 3.8%
1011778 BC ULC/New Red Finance, Inc. (Canada),
Sec’d. Notes, 144A
4.000%	10/15/30(a)	2,050	$1,661,422
Sr. Sec’d. Notes, 144A
3.875%	01/15/28	400	360,500
At Home Group, Inc.,
Gtd. Notes, 144A
7.125%	07/15/29	1,600	928,808
Sr. Sec’d. Notes, 144A
4.875%	07/15/28	100	70,657
BCPE Ulysses Intermediate, Inc.,
Sr. Unsec’d. Notes, 144A, Cash coupon 7.750% or PIK 8.500%
7.750%	04/01/27	150	92,821
Brinker International, Inc.,
Gtd. Notes, 144A
5.000%	10/01/24	200	192,878
Sr. Unsec’d. Notes
3.875%	05/15/23	250	247,695
Carrols Restaurant Group, Inc.,
Gtd. Notes, 144A
5.875%	07/01/29	500	350,412
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
6.750%	02/07/25	250	217,812
8.500%	10/30/25	1,075	1,000,825
Ferrellgas LP/Ferrellgas Finance Corp.,
Sr. Unsec’d. Notes, 144A (original cost $139,125; purchased 08/02/22 - 08/04/22)(f)
5.375%	04/01/26	150	136,669
Sr. Unsec’d. Notes, 144A (original cost $292,975; purchased 08/02/22 - 08/15/22)(f)
5.875%	04/01/29	330	270,607
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.,
Gtd. Notes, 144A
6.750%	01/15/30(a)	1,025	827,419
Sr. Sec’d. Notes, 144A
4.625%	01/15/29	425	359,752
Foundation Building Materials, Inc.,
Gtd. Notes, 144A
6.000%	03/01/29	1,400	1,051,322
Gap, Inc. (The),
Gtd. Notes, 144A
3.625%	10/01/29	800	569,294
3.875%	10/01/31(a)	1,000	705,483
LBM Acquisition LLC,
Gtd. Notes, 144A
6.250%	01/15/29	1,050	680,986
LCM Investments Holdings II LLC,
Sr. Unsec’d. Notes, 144A
4.875%	05/01/29	500	403,858
Park River Holdings, Inc.,
Gtd. Notes, 144A
5.625%	02/01/29(a)	1,620	1,100,399
Sr. Unsec’d. Notes, 144A
6.750%	08/01/29	225	157,003

SEE NOTES TO FINANCIAL STATEMENTS.

A129

PSF PGIM HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Retail (cont’d.)
Patrick Industries, Inc.,
Gtd. Notes, 144A
4.750%	05/01/29(a)	375	$314,491
7.500%	10/15/27	575	559,324
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes
5.625%	12/01/25	2,600	2,504,381
SRS Distribution, Inc.,
Gtd. Notes, 144A
6.000%	12/01/29(a)	1,000	799,783
Suburban Propane Partners LP/Suburban Energy Finance Corp.,
Sr. Unsec’d. Notes
5.875%	03/01/27	275	263,099
Sr. Unsec’d. Notes, 144A
5.000%	06/01/31	1,100	941,620
Superior Plus LP/Superior General Partner, Inc. (Canada),
Gtd. Notes, 144A
4.500%	03/15/29(a)	1,125	960,469
White Cap Buyer LLC,
Sr. Unsec’d. Notes, 144A
6.875%	10/15/28(a)	625	544,598

			18,274,387

Software — 0.3%
Black Knight InfoServ LLC,
Gtd. Notes, 144A
3.625%	09/01/28	1,660	1,447,515
Dun & Bradstreet Corp. (The),
Gtd. Notes, 144A
5.000%	12/15/29	175	150,799

			1,598,314

Telecommunications — 3.7%
Altice France SA (France),
Sr. Sec’d. Notes, 144A
8.125%	02/01/27	950	864,500
Digicel Group Holdings Ltd. (Jamaica),
Sr. Unsec’d. Notes, 144A, Cash coupon 5.000% and PIK 3.000% (original cost $221,783; purchased 06/23/20 - 10/03/22)(f)
8.000%	04/01/25	682	174,331
Digicel International Finance Ltd./Digicel International Holdings Ltd. (Jamaica),
Gtd. Notes, 144A (original cost $1,162,720; purchased 05/22/20 - 08/30/22)(f)
8.000%	12/31/26	1,618	709,994
Gtd. Notes, 144A, Cash coupon 6.000% and PIK 7.000% (original cost $624,050; purchased 10/28/22 - 12/15/22)(f)
13.000%	12/31/25	931	484,380
Sr. Sec’d. Notes, 144A (original cost $1,040,000; purchased 03/07/19 - 07/20/20)(f)
8.750%	05/25/24	1,050	899,588
Sr. Sec’d. Notes, 144A (original cost $1,014,594; purchased 05/22/20 - 07/30/20)(f)
8.750%	05/25/24	1,058	907,871

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
Digicel Ltd. (Jamaica),
Gtd. Notes, 144A (original cost $4,459,150; purchased 09/26/17 - 11/21/22)(f)
6.750%	03/01/23	5,725	$2,175,500
Iliad Holding SASU (France),
Sr. Sec’d. Notes, 144A
6.500%	10/15/26	675	625,219
7.000%	10/15/28	900	815,715
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes
5.500%	08/01/23^(d)	1,595	2
Gtd. Notes, 144A
8.500%	10/15/24^(d)	25	—
9.750%	07/15/25^(d)	3,955	4
Sr. Sec’d. Notes, 144A
6.500%	03/15/30	2,355	2,105,346
Level 3 Financing, Inc.,
Gtd. Notes, 144A
3.750%	07/15/29	145	104,426
4.250%	07/01/28(a)	460	362,378
4.625%	09/15/27	210	175,253
Sr. Sec’d. Notes, 144A
3.400%	03/01/27(a)	400	338,875
Lumen Technologies, Inc.,
Sr. Unsec’d. Notes, Series P
7.600%	09/15/39	935	637,168
Northwestern Bell Telephone,
Sr. Unsec’d. Notes
7.750%	05/01/30	100	96,395
Sprint Capital Corp.,
Gtd. Notes
6.875%	11/15/28	430	447,176
8.750%	03/15/32	731	869,574
Sprint LLC,
Gtd. Notes
7.625%	02/15/25(a)	885	916,356
7.625%	03/01/26	500	526,154
7.875%	09/15/23	1,175	1,192,545
Viasat, Inc.,
Sr. Unsec’d. Notes, 144A
5.625%	09/15/25(a)	1,700	1,586,720
Zayo Group Holdings, Inc.,
Sr. Sec’d. Notes, 144A
4.000%	03/01/27(a)	510	377,968
Sr. Unsec’d. Notes, 144A
6.125%	03/01/28	960	547,450

			17,940,888

Transportation — 0.1%
XPO Escrow Sub LLC,
Gtd. Notes, 144A
7.500%	11/15/27(a)	225	227,032

SEE NOTES TO FINANCIAL STATEMENTS.

A130

PSF PGIM HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Trucking & Leasing — 0.1%
Fortress Transportation & Infrastructure Investors LLC,
Sr. Unsec’d. Notes, 144A
5.500%	05/01/28(a)	775	$660,564

TOTAL CORPORATE BONDS (cost $448,837,169)			374,814,253

FLOATING RATE AND OTHER LOANS — 2.8%
Airlines — 0.3%
United Airlines, Inc.,
Class B Term Loan, 3 Month LIBOR + 3.750%
8.108%(c)	04/21/28	1,224	1,205,096

Chemicals — 0.0%
Venator Materials LLC,
Initial Term Loan, 1 Month LIBOR + 3.000%
7.592%(c)	08/08/24	249	178,903

Electric — 0.1%
Heritage Power LLC,
Term Loan B, 3 Month LIBOR + 6.000%
10.415%(c)	07/30/26	1,864	615,069

Housewares — 0.1%
SWF Holdings I Corp.,
Initial Term Loan, 3 Month LIBOR + 4.000%
8.753%(c)	10/06/28	784	639,805

Insurance — 0.2%
Asurion LLC,
New B-4 Term Loan, 1 Month LIBOR + 5.250%
9.634%(c)	01/20/29	1,290	995,450

Media — 0.2%
Diamond Sports Group LLC,
First Lien Term Loan, 1 Month SOFR + 8.100%
12.317%(c)	05/25/26^	957	890,162
Second Lien Term loan, 1 Month SOFR + 3.350%
7.567%(c)	08/24/26	2,226	268,943

			1,159,105

Oil & Gas — 0.3%
Ascent Resources Utica Holdings LLC,
Second Lien Term Loan, 3 Month LIBOR + 9.000%
12.941%(c)	11/01/25	1,385	1,457,713

Retail — 0.2%
EG America LLC (United Kingdom),
Project Becker Additional Facility, 3 Month LIBOR + 4.250%
8.980%(c)	03/31/26	316	294,350
Great Outdoors Group LLC,
Term B-2 Loan, 1 Month LIBOR + 3.750%
8.134%(c)	03/06/28	564	541,129

			835,479

Software — 0.6%
Boxer Parent Co., Inc.,
2021 Replacement Dollar Term Loan, 1 Month LIBOR + 3.750%
8.134%(c)	10/02/25	704	672,293
Second Lien Incremental Term Loan, 1 Month LIBOR + 5.500%
9.884%(c)	02/27/26	250	228,125

Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (continued)
Software (cont’d.)
Finastra USA, Inc.,
Dollar Term Loan (Second Lien), 3 Month LIBOR + 7.250%
10.621%(c)	06/13/25	975	$723,666
First Lien Dollar Term Loan, 6 Month LIBOR + 3.500%
6.871%(c)	06/13/24	178	157,139
Skillsoft Finance II, Inc.,
Initial Term Loan, 1 Month SOFR + 5.364%
9.582%(c)	07/14/28	1,168	969,320

			2,750,543

Telecommunications — 0.8%
West Corp.,
Incremental B1 Term Loan, 3 Month LIBOR + 3.500%
7.915%(c)	10/10/24	738	675,349
Initial Term B Loan, 3 Month LIBOR + 4.000%
8.415%(c)	10/10/24	2,219	2,027,897
Xplornet Communications, Inc. (Canada),
First Lien Refinancing Term Loan, 1 Month LIBOR + 4.000%
8.384%(c)	10/02/28	1,135	869,603
Initial Term Loan- Second Lien, 1 Month LIBOR + 7.000%
11.384%(c)	10/01/29^	565	381,375

			3,954,224

TOTAL FLOATING RATE AND OTHER LOANS (cost $16,570,823)			13,791,387

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.0%
Adjustable Rate Mortgage Trust,
Series 2005-07, Class 1A1
3.828%(cc)	10/25/35	4	2,835
Alternative Loan Trust,
Series 2005-43, Class 4A3
3.173%(cc)	10/25/35	2	1,291
Series 2006-HY13, Class 4A1
3.435%(cc)	02/25/37	2	1,349
Series 2006-OA09, Class 2A1A, 1 Month LIBOR + 0.210% (Cap N/A, Floor 0.210%)
4.563%(c)	07/20/46	2	1,673
American Home Mortgage Assets Trust,
Series 2006-04, Class 1A12, 1 Month LIBOR + 0.210% (Cap N/A, Floor 0.210%)
4.599%(c)	10/25/46	15	8,028
Banc of America Funding Trust,
Series 2006-B, Class 2A1
3.221%(cc)	03/20/36	3	2,667
Citigroup Mortgage Loan Trust,
Series 2007-10, Class 22AA
3.871%(cc)	09/25/37	6	5,549
HarborView Mortgage Loan Trust,
Series 2006-05, Class 2A1A, 1 Month LIBOR + 0.360% (Cap N/A, Floor 0.360%)
4.699%(c)	07/19/46	4	2,122
IndyMac INDX Mortgage Loan Trust,
Series 2006-AR12, Class A1, 1 Month LIBOR + 0.380% (Cap N/A, Floor 0.380%)
4.769%(c)	09/25/46	3	2,673

SEE NOTES TO FINANCIAL STATEMENTS.

A131

PSF PGIM HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Mortgage Trust,
Series 2007-S03, Class 1A96
6.000%	08/25/37	10	$5,381
MASTR Adjustable Rate Mortgages Trust,
Series 2006-OA01, Class 1A1, 1 Month LIBOR + 0.210% (Cap N/A, Floor 0.210%)
4.599%(c)	04/25/46	2	1,382
Residential Accredit Loans Trust,
Series 2006-QA02, Class 3A1
5.751%(cc)	02/25/36	9	7,291
Residential Asset Securitization Trust,
Series 2007-A05, Class 2A3
6.000%	05/25/37	3	1,473
Washington Mutual Mortgage Pass-Through Certificates Trust,
Series 2007-HY01, Class 2A3
3.093%(cc)	02/25/37	2	1,391
Series 2007-HY01, Class 4A1
3.266%(cc)	02/25/37	2	2,022

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $53,748)			47,127

U.S. TREASURY OBLIGATIONS — 5.0%
U.S. Treasury Notes
2.750%	04/30/27(k)	10,329	9,789,955
3.000%	07/31/24	9,849	9,604,314
3.875%	11/30/27	5,000	4,973,047

TOTAL U.S. TREASURY OBLIGATIONS (cost $25,049,891)			24,367,316

		Shares

COMMON STOCKS — 2.2%
Chemicals — 0.2%
TPC Group, Inc.*^		49,934	998,680

Electric Utilities — 0.3%
GenOn Energy Holdings, Inc. (Class A Stock) (original cost $1,273,580; purchased 02/28/19)*^(f)		11,836	1,183,600
Keycon Power Holdings LLC*^		2,150	272,835

			1,456,435

Gas Utilities — 0.6%
Ferrellgas Partners LP (Class B Stock)(original cost $3,601,855; purchased 01/30/17 - 04/08/20)^(f)		13,116	2,620,183

Independent Power & Renewable Electricity Producers — 0.2%
Vistra Corp.		44,042	1,021,774

Oil, Gas & Consumable Fuels — 0.6%
Chesapeake Energy Corp.		32,875	3,102,414

Wireless Telecommunication Services — 0.3%
Intelsat Emergence SA (Luxembourg)* . 52,734			1,276,163

TOTAL COMMON STOCKS (cost $6,438,115)			10,475,649

	Shares	Value

PREFERRED STOCKS — 0.7%
Capital Markets — 0.1%
Goldman Sachs Group, Inc. (The), Series K, 6.375%(c), 3 Month LIBOR + 3.550%, Maturing 05/10/24(oo)	11,850	$293,524

Construction Materials — 0.0%
New Millennium Homes LLC, Maturing 01/01/49^	409	2,045

Gas Utilities — 0.6%
Ferrellgas Escrow LLC, 8.956%, Maturing 03/30/31(original cost $2,850,000; purchased 03/29/21)^(f)	2,850	2,850,000

Media — 0.0%
Adelphia Communications Corp.^	700	1

TOTAL PREFERRED STOCKS (cost $3,061,417)		3,145,570

	Units

RIGHTS* — 0.0%
Wireless Telecommunication Services
Intelsat Jackson Holdings SA, Series A, CVR (Luxembourg), expiring 12/05/25^	5,521	52,619
Intelsat Jackson Holdings SA, Series B, CVR (Luxembourg), expiring 12/05/25^	5,521	10,929

TOTAL RIGHTS (cost $0)		63,548

TOTAL LONG-TERM INVESTMENTS (cost $529,702,300)		456,403,737

	Shares
SHORT-TERM INVESTMENTS — 21.9%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(wa)	19,618,137	19,618,137
PGIM Institutional Money Market Fund (cost $86,296,209; includes $85,881,636 of cash collateral for securities on loan)(b)(wa)	86,398,318	86,355,118

TOTAL SHORT-TERM INVESTMENTS (cost $105,914,346)		105,973,255

TOTAL INVESTMENTS—116.0% (cost $635,616,646)		562,376,992
Liabilities in excess of other assets(z) — (16.0)%		(77,405,059)

NET ASSETS — 100.0%		$484,971,933

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $9,297,795 and 1.9% of net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

A132

PSF PGIM HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $84,433,963; cash collateral of $85,881,636 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2022.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $25,998,970. The aggregate value of $14,419,815 is 3.0% of net assets.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(oo)	Perpetual security. Maturity date represents next call date.
(wa)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
67	2 Year U.S. Treasury Notes	Mar. 2023	$13,740,234	$12,616
205	5 Year U.S. Treasury Notes	Mar. 2023	22,125,586	(40,392)
309	10 Year U.S. Treasury Notes	Mar. 2023	34,699,736	(128,202)

				(155,978)

Short Positions:
6	20 Year U.S. Treasury Bonds	Mar. 2023	752,063	977
21	30 Year U.S. Ultra Treasury Bonds	Mar. 2023	2,820,563	29,665

				30,642

				$(125,336)

Credit default swap agreements outstanding at December 31, 2022:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.NA.IG.39.V1	12/20/32	1.000%(Q)	13,140	$303,548	$175,831	$(127,717)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2022(4)	Value at Trade Date	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreements on credit indices - Sell Protection(2):
CDX.NA.HY.38.V2	06/20/27	5.000%(Q)	10,529	4.426%	$(293,582)	$235,138	$528,720
CDX.NA.HY.39.V1	12/20/27	5.000%(Q)	925	4.849%	1,835	6,929	5,094

					$(291,747)	$242,067	$533,814

SEE NOTES TO FINANCIAL STATEMENTS.

A133

PSF PGIM HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Credit default swap agreements outstanding at December 31, 2022: (continued)

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
CIGM	$1,255,000	$956,343

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Collateralized Loan Obligations	$—	$29,655,146	$—
Convertible Bond	—	43,741	—
Corporate Bonds	—	374,778,887	35,366
Floating Rate and other Loans	—	12,519,850	1,271,537
Residential Mortgage-Backed Securities	—	47,127	—
U.S. Treasury Obligations	—	24,367,316	—
Common Stocks	4,124,188	1,276,163	5,075,298
Preferred Stocks	293,524	—	2,852,046
Rights	—	—	63,548

SEE NOTES TO FINANCIAL STATEMENTS.

A134

PSF PGIM HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Short-Term Investments
Affiliated Mutual Funds	$105,973,255	$—	$—

Total	$110,390,967	$442,688,230	$9,297,795

Other Financial Instruments*
Assets
Futures Contracts	$43,258	$—	$—
Centrally Cleared Credit Default Swap Agreements	—	533,814	—

Total	$43,258	$533,814	$—

Liabilities
Futures Contracts	$(168,594)	$—	$—
Centrally Cleared Credit Default Swap Agreement	—	(127,717)	—

Total	$(168,594)	$(127,717)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments. futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds	Floating Rate and other Loans	Common Stocks	Preferred Stocks	Rights	Warrants
Balance as of 12/31/21	$35,610	$324,666	$1,960,190	$3,152,864	$—	$4,972
Realized gain (loss)	(1)	1,230	259,903	10,500	—	—
Change in unrealized appreciation (depreciation)	(436,055)	(155,038)	(88,530)	(9,818)	63,548	(4,972)
Purchases/Exchanges/Issuances	—	1,160,045	541,017	—	—	—
Sales/Paydowns	—	(63,189)	(1,945,122)	(301,500)	—	—
Accrued discount/premium	435,812	3,823	—	—	—	—
Transfers into Level 3*	—	—	4,347,840	—	—	—
Transfers out of Level 3*	—	—	—	—	—	—

Balance as of 12/31/22	$35,366	$1,271,537	$5,075,298	$2,852,046	$63,548	$—

Change in unrealized appreciation (depreciation)relating to securities still held at reporting periodend	$(435,806)	$(149,890)	$(88,530)	$(9,818)	$63,548	$—

*

It is the Portfolio’s policy to recognize transfers in and transfers out at the securities’ fair values as of the beginning of period. Securities transferred between Level 2 and Level 3 are due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically a result of a change from the use of methods used by independent pricing services (Level 2) to the use of a single broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market quotations (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market data provided by independent pricing services or other valuation techniques which utilize observable inputs. In accordance with the requirements of ASC 820, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to the Schedule of Investments of the Portfolio.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board, which contain unobservable inputs as follows:

Level 3 Securities**	Fair Value as of December 31, 2022	Valuation Approach	Valuation Methodology	Unobservable Inputs
Corporate Bonds	$6	Market	Contingent Value	Contingent Value
Corporate Bonds	35,360	Market	Transaction Based	Unadjusted Last Traded Price
Common Stocks	998,680	Market	Enterprise Value	Implied Equity Value
Common Stocks	272,835	Market	Enterprise Value	Discount Rate
Common Stocks	2,620,183	Market	Transaction Based/Broker Quote	Allocation Rate
Preferred Stocks	2,045	Market	Discounted Cash Flow	Discount Rate
Preferred Stocks	1	Market	Discounting	Discount Rate
Preferred Stocks	2,850,000	Market	Transaction Based	Unadjusted Purchase Price

SEE NOTES TO FINANCIAL STATEMENTS.

A135

PSF PGIM HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Level 3 Securities**	Fair Value as of December 31, 2022	Valuation Approach	Valuation Methodology	Unobservable Inputs

Rights	$ 63,548	Market	Contingent Value	Contingent Value

$6,842,658

**

The table does not include Level 3 securities and/or derivatives that are valued by independent pricing vendors or brokers. As of December 31, 2022, the aggregate value of these securities and/or derivatives was $2,455,137. The unobservable inputs for these investments were not developed by the Portfolio and are not readily available (e.g. single broker quotes).

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2022 were as follows:

Affiliated Mutual Funds (17.7% represents investments purchased with collateral from securities on loan)	21.9%
Oil & Gas	6.9
Media	6.5
Collateralized Loan Obligations	6.1
U.S. Treasury Obligations	5.0
Electric	4.6
Telecommunications	4.5
Home Builders	4.5
Commercial Services	4.0
Retail	4.0
Healthcare-Services	3.6
Pipelines	3.0
Diversified Financial Services	2.9
Aerospace & Defense	2.9
Foods	2.7
Chemicals	2.6
Real Estate Investment Trusts (REITs)	2.5
Entertainment	2.4
Pharmaceuticals	2.4
Mining	1.8
Building Materials	1.6
Real Estate	1.5
Lodging	1.4
Auto Manufacturers	1.4
Packaging & Containers	1.4
Gas Utilities	1.2
Auto Parts & Equipment	1.0
Airlines	1.0
Software	0.9
Healthcare-Products	0.7
Oil, Gas & Consumable Fuels	0.6
Housewares	0.6
Gas	0.6
Machinery-Diversified	0.6
Computers	0.5
Electrical Components & Equipment	0.5
Internet	0.5
Household Products/Wares	0.4
Advertising	0.4
Distribution/Wholesale	0.4
Insurance	0.3
Engineering & Construction	0.3
Electric Utilities	0.3
Apparel	0.3
Banks	0.3

Wireless Telecommunication Services	0.3%
Leisure Time	0.3
Agriculture	0.3
Iron/Steel	0.2
Independent Power & Renewable Electricity Producers	0.2
Electronics	0.2
Miscellaneous Manufacturing	0.2
Environmental Control	0.2
Trucking & Leasing	0.1
Machinery-Construction & Mining	0.1
Metal Fabricate/Hardware	0.1
Coal	0.1
Capital Markets	0.1
Transportation	0.1
Home Furnishings	0.0	*
Residential Mortgage-Backed Securities	0.0	*
Construction Materials	0.0	*

	116.0
Liabilities in excess of other assets	(16.0)

	100.0%

*	Less than +/- 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A136

PSF PGIM HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Credit contracts	Due from/to broker-variation margin swaps	$533,814*	Due from/to broker-variation margin swaps	$127,717	*
Interest rate contracts	Due from/to broker-variation margin futures	43,258*	Due from/to broker-variation margin futures	168,594	*

		$577,072		$296,311

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps

Credit contracts	$—	$1,797,526
Interest rate contracts	(6,823,977)	100,769

Total	$(6,823,977)	$1,898,295

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps

Credit contracts	$—	$414,591
Interest rate contracts	(325,086)	—

Total	$(325,086)	$414,591

For the year ended December 31, 2022, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*

Futures Contracts - Long Positions (1)	$74,018,436

Futures Contracts - Short Positions (1)	3,371,457

Credit Default Swap Agreements - Buy Protection (1)	14,873,000

Credit Default Swap Agreements - Sell Protection (1)	8,376,890

Total Return Swap Agreements (1)	500,000

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2022.
(1)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A137

PSF PGIM HIGH YIELD BOND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount

Securities on Loan	$84,433,963	$(84,433,963)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A138

PSF PGIM HIGH YIELD BOND PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2022

ASSETS
Investments at value, including securities on loan of $84,433,963:
Unaffiliated investments (cost $529,702,300)	$456,403,737
Affiliated investments (cost $105,914,346)	105,973,255
Cash	18,658
Dividends and interest receivable	8,270,205
Deposit with broker for centrally cleared/exchange-traded derivatives	1,255,000
Receivable for Portfolio shares sold	61,114
Receivable for investments sold	3,983
Tax reclaim receivable	305
Prepaid expenses and other assets	37,060

Total Assets	572,023,317

LIABILITIES
Payable to broker for collateral for securities on loan	85,881,636
Accrued expenses and other liabilities	632,073
Payable for investments purchased	223,815
Management fee payable	213,242
Due to broker-variation margin futures	60,101
Payable for Portfolio shares purchased	34,299
Due to broker-variation margin swaps	2,424
Distribution fee payable	1,929
Affiliated transfer agent fee payable	980
Trustees’ fees payable	580
Payable to affiliate	305

Total Liabilities	87,051,384

NET ASSETS	$484,971,933

Net assets were comprised of:
Partners’ Equity	$484,971,933

Class I:
Net asset value and redemption price per share, $475,712,007 / 80,299,934 outstanding shares of beneficial interest	$5.92

Class III:
Net asset value and redemption price per share, $9,259,926 / 1,569,365 outstanding shares of beneficial interest	$5.90

STATEMENT OF OPERATIONS

Year Ended December 31, 2022

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income (net of $7,233 foreign withholding tax)	$31,431,770
Unaffiliated dividend income (net of $948 foreign withholding tax, all of which is reimbursable by an affiliate)	980,061
Affiliated dividend income.	429,970
Income from securities lending, net (including affiliated income of $227,644)	277,548

Total income	33,119,349

EXPENSES
Management fee	2,802,282
Distribution fee—Class III	19,804
Custodian and accounting fees	70,743
Shareholders’ reports	64,618
Audit fee	46,800
Legal fees and expenses	23,784
Trustees’ fees	16,430
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,682
Miscellaneous	31,124

Total expenses	3,086,267
Less: Fee waivers and/or expense reimbursement	(166,260)

Net expenses	2,920,007

NET INVESTMENT INCOME (LOSS)	30,199,342

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(10,212))	3,646,517
Futures transactions	(6,823,977)
Swap agreements transactions	1,898,295

(1,279,165)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $42,781)	(92,282,377)
Futures	(325,086)
Swap agreements	414,591
Unfunded loan commitments	(724)

(92,193,596)

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	(93,472,761)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(63,273,419)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$30,199,342	$28,155,051
Net realized gain (loss) on investment transactions.	(1,279,165)	6,025,005
Net change in unrealized appreciation (depreciation) on investments	(92,193,596)	7,730,935

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(63,273,419)	41,910,991

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold	21,791,340	34,073,944
Portfolio shares purchased	(41,725,529)	(37,040,105)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(19,934,189)	(2,966,161)

TOTAL INCREASE (DECREASE)	(83,207,608)	38,944,830
NET ASSETS:
Beginning of year	568,179,541	529,234,711

End of year.	$484,971,933	$568,179,541

SEE NOTES TO FINANCIAL STATEMENTS.

A139

PSF PGIM HIGH YIELD BOND PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

Class I
	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$6.67	$6.18	$5.77	$4.96	$5.17
Income (Loss) From Investment Operations:
Net investment income (loss)	0.36	0.33	0.35	0.34	0.33
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.11)	0.16	0.06	0.47	(0.39)

Total from investment operations	(0.75)	0.49	0.41	0.81	(0.06)

Less Dividends and Distributions	—	—	—	—	(0.15)
Capital Contributions	—	—	—	—	—	(b)(c)

Net Asset Value, end of year	$5.92	$6.67	$6.18	$5.77	$4.96

Total Return(d)	(11.24)%	7.93%	7.11%	16.33%	(1.26	)%(e)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$476	$562	$529	$522	$474
Average net assets (in millions)	$502	$550	$497	$507	$499
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.57%	0.57%	0.57%	0.57%	0.57%
Expenses before waivers and/or expense reimbursement	0.60%	0.59%	0.61%	0.62%	0.62%
Net investment income (loss)	5.93%	5.11%	6.16%	6.28%	6.50%
Portfolio turnover rate(g)	33%	48%	61%	58%	47%

Class III
	Year Ended December 31, 2022	April 26, 2021(h) through December 31, 2021
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$6.66	$6.41

Income (Loss) From Investment Operations:
Net investment income (loss)	0.35	0.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.11)	0.03

Total from investment operations	(0.76)	0.25

Net Asset Value, end of period	$5.90	$6.66

Total Return(d)	(11.41)%	3.90%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$9	$6
Average net assets (in millions)	$8	$2
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.82%	0.80	%(i)
Expenses before waivers and/or expense reimbursement	0.85%	0.82	%(i)
Net investment income (loss)	5.76%	4.72	%(i)
Portfolio turnover rate(g)	33%	48%

(a)	Calculated based on average shares outstanding during the period.
(b)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(h)	Commencement of offering.
(i)	Annualized, with the exception of certain non-recurring expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

A140

PSF PGIM JENNISON BLEND PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2022

	Shares	Value
LONG-TERM INVESTMENTS — 98.1%
COMMON STOCKS — 97.8%
Aerospace & Defense — 2.7%
Airbus SE (France)	367,843	$43,737,453
Northrop Grumman Corp.	37,973	20,718,449
Raytheon Technologies Corp.	541,886	54,687,135

		119,143,037

Automobiles — 1.8%
General Motors Co.	747,666	25,151,484
Tesla, Inc.*	470,520	57,958,654

		83,110,138

Banks — 5.3%
Bank of America Corp.	1,868,960	61,899,955
JPMorgan Chase & Co.	601,776	80,698,162
PNC Financial Services Group, Inc. (The)	319,158	50,407,814
Truist Financial Corp.	1,065,321	45,840,763

		238,846,694

Beverages — 1.0%
PepsiCo, Inc.	240,557	43,459,028

Biotechnology — 3.0%
AbbVie, Inc.	396,041	64,004,186
Amgen, Inc.	142,078	37,315,366
Vertex Pharmaceuticals, Inc.*	117,252	33,860,032

		135,179,584

Building Products — 1.3%
Johnson Controls International PLC	879,805	56,307,520

Capital Markets — 2.2%
Blackstone, Inc.	242,604	17,998,791
Goldman Sachs Group, Inc. (The)	237,129	81,425,356

		99,424,147

Chemicals — 1.6%
Linde PLC (United Kingdom)	223,452	72,885,573

Communications Equipment — 0.7%
Cisco Systems, Inc.	675,104	32,161,955

Consumer Finance — 0.6%
SLM Corp.	1,764,399	29,289,023

Containers & Packaging — 0.8%
Crown Holdings, Inc.(a)	462,409	38,014,644

Electric Utilities — 0.9%
NextEra Energy, Inc.	500,838	41,870,057

Energy Equipment & Services — 0.8%
Schlumberger Ltd.	674,923	36,081,384

Entertainment — 1.3%
Netflix, Inc.*	146,730	43,267,743
ROBLOX Corp. (Class A Stock)*(a)	168,626	4,799,096
Spotify Technology SA*	141,933	11,205,610

		59,272,449

Equity Real Estate Investment Trusts (REITs) — 0.6%
American Tower Corp.	131,552	27,870,607

	Shares	Value

COMMON STOCKS (continued)
Food & Staples Retailing — 2.5%
Costco Wholesale Corp.	120,690	$55,094,985
Walmart, Inc.	413,684	58,656,254

		113,751,239

Food Products — 0.9%
Mondelez International, Inc. (Class A Stock)	627,346	41,812,611

Health Care Equipment & Supplies — 1.5%
Abbott Laboratories	240,408	26,394,394
Intuitive Surgical, Inc.*	146,276	38,814,337

		65,208,731

Health Care Providers & Services — 2.8%
Centene Corp.*	426,974	35,016,138
Cigna Corp.	100,662	33,353,347
UnitedHealth Group, Inc.	106,363	56,391,535

		124,761,020

Hotels, Restaurants & Leisure — 2.5%
Airbnb, Inc. (Class A Stock)*	215,192	18,398,916
Chipotle Mexican Grill, Inc.*	11,361	15,763,274
Marriott International, Inc. (Class A Stock)	140,480	20,916,067
McDonald’s Corp.	210,078	55,361,855

		110,440,112

Household Products — 1.4%
Procter & Gamble Co. (The)	411,176	62,317,835

Insurance — 3.8%
Chubb Ltd.	353,154	77,905,773
Marsh & McLennan Cos., Inc.	287,534	47,581,126
MetLife, Inc.	652,632	47,230,978

		172,717,877

Interactive Media & Services — 4.3%
Alphabet, Inc. (Class A Stock)*	1,230,494	108,566,486
Alphabet, Inc. (Class C Stock)*	622,780	55,259,269
Meta Platforms, Inc. (Class A Stock)*	232,884	28,025,261

		191,851,016

Internet & Direct Marketing Retail — 3.7%
Amazon.com, Inc.*	1,290,800	108,427,200
MercadoLibre, Inc. (Brazil)*	67,721	57,308,219

		165,735,419

IT Services — 4.1%
Adyen NV (Netherlands), 144A*	17,681	24,545,646
Mastercard, Inc. (Class A Stock)	166,657	57,951,639
Snowflake, Inc. (Class A Stock)*	198,111	28,436,853
Visa, Inc. (Class A Stock)(a)	354,557	73,662,762

		184,596,900

Life Sciences Tools & Services — 2.2%
Danaher Corp.	327,664	86,968,579
Thermo Fisher Scientific, Inc.	17,468	9,619,453

		96,588,032

SEE NOTES TO FINANCIAL STATEMENTS.

A141

PSF PGIM JENNISON BLEND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Machinery — 2.6%
Deere & Co.	96,034	$41,175,538
Fortive Corp.	571,242	36,702,299
Otis Worldwide Corp.	488,427	38,248,718

		116,126,555

Media — 0.4%
Trade Desk, Inc. (The) (Class A Stock)*(a)	451,428	20,237,517

Multi-Utilities — 1.2%
Ameren Corp.	597,916	53,166,691

Oil, Gas & Consumable Fuels — 6.1%
ConocoPhillips	2,307,824	272,323,232

Personal Products — 0.8%
Estee Lauder Cos., Inc. (The) (Class A Stock)	146,138	36,258,299

Pharmaceuticals — 8.5%
AstraZeneca PLC (United Kingdom), ADR	1,366,079	92,620,156
Bristol-Myers Squibb Co.	1,144,933	82,377,929
Eli Lilly & Co.	455,893	166,783,895
Novo Nordisk A/S (Denmark), ADR	276,263	37,389,435

		379,171,415

Road & Rail — 1.6%
Uber Technologies, Inc.*	1,378,732	34,096,042
Union Pacific Corp.	177,227	36,698,395

		70,794,437

Semiconductors & Semiconductor Equipment — 4.9%
Broadcom, Inc.	87,264	48,791,920
Lam Research Corp.	81,220	34,136,766
NVIDIA Corp.	446,888	65,308,212
NXP Semiconductors NV (China)	226,651	35,817,658
QUALCOMM, Inc.	315,499	34,685,960

		218,740,516

Software — 7.9%
Adobe, Inc.*	173,626	58,430,358
Atlassian Corp. (Class A Stock)*(a)	155,792	20,047,314
Crowdstrike Holdings, Inc. (Class A Stock)*	119,063	12,536,143
Microsoft Corp.	840,312	201,523,624
Salesforce, Inc.*	481,400	63,828,826

		356,366,265

Specialty Retail — 1.3%
Home Depot, Inc. (The)	100,952	31,886,698
Lowe’s Cos., Inc.	122,553	24,417,460

		56,304,158

Technology Hardware, Storage & Peripherals — 4.7%
Apple, Inc.	1,617,509	210,162,944

	Shares	Value

COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods — 2.6%
Lululemon Athletica, Inc.*	95,147	$30,483,196
LVMH Moet Hennessy Louis Vuitton SE (France)	95,634	69,592,219
NIKE, Inc. (Class B Stock)	142,756	16,703,879

		116,779,294

Wireless Telecommunication Services — 0.9%
T-Mobile US, Inc.*	284,813	39,873,820

TOTAL COMMON STOCKS (cost $2,881,817,899)		4,389,001,775

PREFERRED STOCK — 0.3%
Automobiles
Dr. Ing. h.c. F. Porsche AG (Germany) (PRFC)*	128,245	12,941,658

(cost $10,333,164)

TOTAL LONG-TERM INVESTMENTS (cost $2,892,151,063)		4,401,943,433

SHORT-TERM INVESTMENTS — 3.7%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(wa)	80,562,662	80,562,662
PGIM Institutional Money Market Fund (cost $83,587,364; includes $83,241,217 of cash collateral for securities on loan)(b)(wa)	83,812,616	83,770,710

TOTAL SHORT-TERM INVESTMENTS (cost $164,150,026)		164,333,372

TOTAL INVESTMENTS—101.8% (cost $3,056,301,089)		4,566,276,805
Liabilities in excess of other assets — (1.8)%		(80,895,193)

NET ASSETS — 100.0%		$4,485,381,612

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $81,142,604; cash collateral of $83,241,217 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

SEE NOTES TO FINANCIAL STATEMENTS.

A142

PSF PGIM JENNISON BLEND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3

Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$75,405,584	$43,737,453	$—
Automobiles	83,110,138	—	—
Banks	238,846,694	—	—
Beverages	43,459,028	—	—
Biotechnology	135,179,584	—	—
Building Products	56,307,520	—	—
Capital Markets	99,424,147	—	—
Chemicals	72,885,573	—	—
Communications Equipment	32,161,955	—	—
Consumer Finance	29,289,023	—	—
Containers & Packaging	38,014,644	—	—
Electric Utilities	41,870,057	—	—
Energy Equipment & Services	36,081,384	—	—
Entertainment	59,272,449	—	—
Equity Real Estate Investment Trusts (REITs)	27,870,607	—	—
Food & Staples Retailing	113,751,239	—	—
Food Products	41,812,611	—	—
Health Care Equipment & Supplies	65,208,731	—	—
Health Care Providers & Services	124,761,020	—	—
Hotels, Restaurants & Leisure	110,440,112	—	—
Household Products	62,317,835	—	—
Insurance	172,717,877	—	—
Interactive Media & Services	191,851,016	—	—
Internet & Direct Marketing Retail	165,735,419	—	—
IT Services	160,051,254	24,545,646	—
Life Sciences Tools & Services	96,588,032	—	—
Machinery	116,126,555	—	—
Media	20,237,517	—	—
Multi-Utilities	53,166,691	—	—
Oil, Gas & Consumable Fuels	272,323,232	—	—
Personal Products	36,258,299	—	—
Pharmaceuticals	379,171,415	—	—
Road & Rail	70,794,437	—	—
Semiconductors & Semiconductor Equipment	218,740,516	—	—
Software	356,366,265	—	—
Specialty Retail	56,304,158	—	—
Technology Hardware, Storage & Peripherals	210,162,944	—	—
Textiles, Apparel & Luxury Goods	47,187,075	69,592,219	—
Wireless Telecommunication Services	39,873,820	—	—
Preferred Stock
Automobiles	—	12,941,658	—
Short-Term Investments
Affiliated Mutual Funds	164,333,372	—	—

Total	$4,415,459,829	$150,816,976	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A143

PSF PGIM JENNISON BLEND PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS	as of December 31, 2022

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2022 were as follows:

Pharmaceuticals	8.5%
Software	7.9
Oil, Gas & Consumable Fuels	6.1
Banks	5.3
Semiconductors & Semiconductor Equipment	4.9
Technology Hardware, Storage & Peripherals	4.7
Interactive Media & Services	4.3
IT Services	4.1
Insurance	3.8
Internet & Direct Marketing Retail	3.7
Affiliated Mutual Funds (1.9% represents investments purchased with collateral from securities on loan)	3.7
Biotechnology	3.0
Health Care Providers & Services	2.8
Aerospace & Defense	2.7
Textiles, Apparel & Luxury Goods	2.6
Machinery	2.6
Food & Staples Retailing	2.5
Hotels, Restaurants & Leisure	2.5
Capital Markets	2.2
Life Sciences Tools & Services	2.2
Automobiles	2.1
Chemicals	1.6

Road & Rail	1.6%
Health Care Equipment & Supplies	1.5
Household Products	1.4
Entertainment	1.3
Building Products	1.3
Specialty Retail	1.3
Multi-Utilities	1.2
Beverages	1.0
Electric Utilities	0.9
Food Products	0.9
Wireless Telecommunication Services	0.9
Containers & Packaging	0.8
Personal Products	0.8
Energy Equipment & Services	0.8
Communications Equipment	0.7
Consumer Finance	0.6
Equity Real Estate Investment Trusts (REITs)	0.6
Media	0.4

101.8
Liabilities in excess of other assets	(1.8)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$81,142,604	$(81,142,604)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A144

PSF PGIM JENNISON BLEND PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2022

ASSETS
Investments at value, including securities on loan of $81,142,604:
Unaffiliated investments (cost $2,892,151,063)	$4,401,943,433
Affiliated investments (cost $164,150,026)	164,333,372
Cash	44
Dividends receivable	3,787,363
Tax reclaim receivable	1,228,280
Receivable for Portfolio shares sold	1,914
Prepaid expenses and other assets	502,012

Total Assets	4,571,796,418

LIABILITIES
Payable to broker for collateral for securities on loan	83,241,217
Management fee payable	1,756,969
Payable for Portfolio shares purchased	565,374
Accrued expenses and other liabilities	478,005
Payable to affiliate	368,468
Trustees’ fees payable	2,941
Affiliated transfer agent fee payable	980
Distribution fee payable	549
Administration fee payable	303

Total Liabilities	86,414,806

NET ASSETS	$4,485,381,612

Net assets were comprised of:
Partners’ Equity	$4,485,381,612

Class I:
Net asset value and redemption price per share, $4,482,850,104 / 61,013,653 outstanding shares of beneficial interest	$73.47

Class II:
Net asset value and redemption price per share, $1,627,558 / 22,812 outstanding shares of beneficial interest	$71.35

Class III:
Net asset value and redemption price per share, $903,950 / 12,355 outstanding shares of beneficial interest	$73.16

STATEMENT OF OPERATIONS

Year Ended December 31, 2022

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $449,871 foreign withholding tax, of which $17,374 is reimbursable by an affiliate)	$69,684,519
Affiliated dividend income	1,267,466
Income from securities lending, net (including affiliated income of $151,316)	151,573

Total income	71,103,558

EXPENSES
Management fee	22,712,835
Distribution fee—Class II	4,559
Distribution fee—Class III	2,030
Administration fee—Class II	2,735
Custodian and accounting fees	271,110
Trustees’ fees	86,290
Legal fees and expenses	48,408
Shareholders’ reports	40,836
Audit fee	25,000
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,682
Miscellaneous	121,818

Total expenses	23,326,303

NET INVESTMENT INCOME (LOSS)	47,777,255

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $74,496)	(13,197,016)
Foreign currency transactions	27,906

(13,169,110)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(35,063))	(1,609,381,738)
Foreign currencies	(7,751)

(1,609,389,489)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(1,622,558,599)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,574,781,344)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$47,777,255	$27,094,027
Net realized gain (loss) on investment and foreign currency transactions	(13,169,110)	458,080,561
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(1,609,389,489)	633,394,382

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,574,781,344)	1,118,568,970

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold	3,644,403	8,893,934
Portfolio shares purchased	(325,685,209)	(419,616,091)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(322,040,806)	(410,722,157)

TOTAL INCREASE (DECREASE)	(1,896,822,150)	707,846,813
NET ASSETS:
Beginning of year	6,382,203,762	5,674,356,949

End of year	$4,485,381,612	$6,382,203,762

SEE NOTES TO FINANCIAL STATEMENTS.

A145

PSF PGIM JENNISON BLEND PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

Class I
	Year Ended December 31,
	2022	2021	2020	2019		2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$98.09	$81.50	$63.18	$49.02		$51.52

Income (Loss) From Investment Operations:
Net investment income (loss)	0.76	0.40	0.53	0.66		0.53
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(25.38)	16.19	17.79	13.50		(3.07)

Total from investment operations	(24.62)	16.59	18.32	14.16		(2.54)

Capital Contributions	—	—	—	—	(b)(c)	0.04	(b)

Net Asset Value, end of year	$73.47	$98.09	$81.50	$63.18		$49.02

Total Return(d)	(25.10)%	20.36%	29.00%	28.89	%(e)	(4.85	)%(f)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,482.9	$6,379.2	$5,672.4	$4,711.0		$3,919.6
Average net assets (in millions)	$5,044.7	$6,084.1	$4,776.8	$4,406.8		$4,497.1
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.46%	0.46%	0.47%	0.47%		0.47%
Expenses before waivers and/or expense reimbursement	0.46%	0.46%	0.47%	0.47%		0.47%
Net investment income (loss)	0.95%	0.45%	0.80%	1.16%		0.98%
Portfolio turnover rate(h)	22%	29%	62%	43%		37%

Class II
	Year Ended December 31,
	2022	2021	2020	2019		2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$95.64	$79.78	$62.09	$48.37		$51.04

Income (Loss) From Investment Operations:
Net investment income (loss)	0.43	0.04	0.26	0.43		0.32
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(24.72)	15.82	17.43	13.29		(3.03)

Total from investment operations	(24.29)	15.86	17.69	13.72		(2.71)

Capital Contributions	—	—	—	—	(b)(c)	0.04	(b)

Net Asset Value, end of year	$71.35	$95.64	$79.78	$62.09		$48.37

Total Return(d)	(25.40)%	19.88%	28.49%	28.36	%(e)	(5.23	)%(f)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1.6	$2.3	$2.0	$1.7		$1.5
Average net assets (in millions)	$1.8	$2.2	$1.7	$1.6		$1.8
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.86%	0.86%	0.87%	0.87%		0.87%
Expenses before waivers and/or expense reimbursement	0.86%	0.86%	0.87%	0.87%		0.87%
Net investment income (loss)	0.55%	0.04%	0.40%	0.76%		0.59%
Portfolio turnover rate(h)	22%	29%	62%	43%		37%

SEE NOTES TO FINANCIAL STATEMENTS.

A146

PSF PGIM JENNISON BLEND PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

Class III
	Year Ended December 31, 2022	April 26, 2021(i) through December 31, 2021
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$97.92	$87.74

Income (Loss) From Investment Operations:
Net investment income (loss)	0.58	0.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions.	(25.34)	10.06

Total from investment operations	(24.76)	10.18

Net Asset Value, end of period	$73.16	$97.92

Total Return(d)	(25.29)%	11.60%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$0.9	$0.6
Average net assets (in millions)	$0.8	$0.2
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.71%	0.70	%(j)
Expenses before waivers and/or expense reimbursement	0.71%	0.70	%(j)
Net investment income (loss)	0.74%	0.18	%(j)
Portfolio turnover rate(h)	22%	29%

(a)	Calculated based on average shares outstanding during the period.
(b)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)

Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (4.93)% and (5.31)% for Class I and Class II, respectively.

(g)	Does not include expenses of the underlying funds in which the Portfolio invests.
(h)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(i)	Commencement of offering.
(j)	Annualized, with the exception of certain non-recurring expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

A147

PSF PGIM JENNISON FOCUSED BLEND PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
LONG-TERM INVESTMENTS — 95.7%
COMMON STOCKS — 95.4%
Aerospace & Defense — 2.8%
Airbus SE (France)	25,852	$3,073,868
Raytheon Technologies Corp.	13,196	1,331,740

		4,405,608

Automobiles — 2.1%
General Motors Co.	36,410	1,224,833
Tesla, Inc.*	16,945	2,087,285

		3,312,118

Banks — 5.7%
Bank of America Corp.	70,676	2,340,789
JPMorgan Chase & Co.	21,758	2,917,748
PNC Financial Services Group, Inc. (The)	12,471	1,969,669
Truist Financial Corp.	42,958	1,848,483

		9,076,689

Biotechnology — 3.0%
AbbVie, Inc.	18,714	3,024,369
Vertex Pharmaceuticals, Inc.*	6,010	1,735,568

		4,759,937

Building Products — 1.8%
Johnson Controls International PLC	46,042	2,946,688

Capital Markets — 2.0%
Blackstone, Inc.	8,603	638,257
Goldman Sachs Group, Inc. (The)	7,471	2,565,392

		3,203,649

Chemicals — 1.7%
Linde PLC (United Kingdom)	8,387	2,735,672

Containers & Packaging — 1.0%
Crown Holdings, Inc.	19,724	1,621,510

Electric Utilities — 1.3%
NextEra Energy, Inc.	24,335	2,034,406

Entertainment — 1.1%
Netflix, Inc.*	5,719	1,686,419

Equity Real Estate Investment Trusts (REITs) — 0.9%
SBA Communications Corp.	4,920	1,379,125

Food & Staples Retailing — 4.0%
Costco Wholesale Corp.	5,340	2,437,710
Walmart, Inc.	27,385	3,882,919

		6,320,629

Health Care Equipment & Supplies — 0.9%
Dexcom, Inc.*	12,144	1,375,187

Health Care Providers & Services — 2.6%
Centene Corp.*	15,230	1,249,012
UnitedHealth Group, Inc.	5,623	2,981,202

		4,230,214

Hotels, Restaurants & Leisure — 2.0%
Airbnb, Inc. (Class A Stock)*	7,540	644,670

	Shares	Value

COMMON STOCKS (continued)
Hotels, Restaurants & Leisure (cont’d.)
McDonald’s Corp.	9,748	$2,568,890

		3,213,560

Insurance — 4.5%
Chubb Ltd.	18,685	4,121,911
MetLife, Inc.	43,009	3,112,561

		7,234,472

Interactive Media & Services — 4.0%
Alphabet, Inc. (Class A Stock)*	49,345	4,353,710
Alphabet, Inc. (Class C Stock)*	19,758	1,753,127
ZoomInfo Technologies, Inc.*	9,193	276,801

		6,383,638

Internet & Direct Marketing Retail — 3.7%
Amazon.com, Inc.*	45,075	3,786,300
MercadoLibre, Inc. (Brazil)*	2,564	2,169,759

		5,956,059

IT Services — 2.9%
Adyen NV (Netherlands), 144A*	525	728,831
Mastercard, Inc. (Class A Stock)	9,702	3,373,676
Snowflake, Inc. (Class A Stock)*	4,077	585,213

		4,687,720

Life Sciences Tools & Services — 2.4%
Danaher Corp.	12,335	3,273,956
Lonza Group AG (Switzerland)	1,130	554,689

		3,828,645

Machinery — 1.0%
Deere & Co.	3,714	1,592,415

Multi-Utilities — 1.6%
Ameren Corp.	27,986	2,488,515

Oil, Gas & Consumable Fuels — 6.0%
ConocoPhillips	80,863	9,541,834

Personal Products — 1.0%
Estee Lauder Cos., Inc. (The) (Class A Stock)	3,574	886,745
L’Oreal SA (France)	2,159	773,133

		1,659,878

Pharmaceuticals — 11.7%
AstraZeneca PLC (United Kingdom), ADR	57,732	3,914,229
Bristol-Myers Squibb Co.	40,728	2,930,380
Eli Lilly & Co.	23,706	8,672,603
Novo Nordisk A/S (Denmark), ADR	23,662	3,202,415

		18,719,627

Road & Rail — 1.9%
Union Pacific Corp.	14,498	3,002,101

Semiconductors & Semiconductor Equipment — 7.2%
ASML Holding NV (Netherlands)	3,808	2,080,691
Broadcom, Inc.	3,148	1,760,141
Lam Research Corp.	3,851	1,618,575
NVIDIA Corp.	20,864	3,049,065

SEE NOTES TO FINANCIAL STATEMENTS.

A148

PSF PGIM JENNISON FOCUSED BLEND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (cont’d.)
NXP Semiconductors NV (China)	9,603	$1,517,562
QUALCOMM, Inc.	13,307	1,462,972

		11,489,006

Software — 6.5%
Cadence Design Systems, Inc.*	4,284	688,182
Crowdstrike Holdings, Inc. (Class A Stock)*	3,824	402,629
Microsoft Corp.	32,796	7,865,137
Palo Alto Networks, Inc.*	2,298	320,663
Salesforce, Inc.*	8,051	1,067,482

		10,344,093

Technology Hardware, Storage & Peripherals — 2.8%
Apple, Inc.	34,161	4,438,539

Textiles, Apparel & Luxury Goods — 4.1%
Lululemon Athletica, Inc.*	6,025	1,930,290
LVMH Moet Hennessy Louis Vuitton SE (France)	5,046	3,671,940
NIKE, Inc. (Class B Stock)	8,403	983,235

		6,585,465

Wireless Telecommunication Services — 1.2%
T-Mobile US, Inc.*	13,577	1,900,780

TOTAL COMMON STOCKS (cost $124,203,268)		152,154,198

	Shares	Value

PREFERRED STOCK — 0.3%
Automobiles
Dr. Ing. h.c. F. Porsche AG (Germany) (PRFC)*	4,517	$455,827

(cost $363,951)
TOTAL LONG-TERM INVESTMENTS (cost $124,567,219)		152,610,025

SHORT-TERM INVESTMENT — 4.4%
AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $6,980,217)(wa)	6,980,217	6,980,217

TOTAL INVESTMENTS—100.1% (cost $131,547,436)		159,590,242
Liabilities in excess of other assets — (0.1)%		(198,627)

NET ASSETS — 100.0%		$159,391,615

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(wa)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$1,331,740	$3,073,868	$—
Automobiles	3,312,118	—	—
Banks	9,076,689	—	—
Biotechnology	4,759,937	—	—
Building Products	2,946,688	—	—
Capital Markets	3,203,649	—	—
Chemicals	2,735,672	—	—
Containers & Packaging.	1,621,510	—	—
Electric Utilities	2,034,406	—	—
Entertainment	1,686,419	—	—
Equity Real Estate Investment Trusts (REITs)	1,379,125	—	—
Food & Staples Retailing	6,320,629	—	—
Health Care Equipment & Supplies	1,375,187	—	—
Health Care Providers & Services	4,230,214	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A149

PSF PGIM JENNISON FOCUSED BLEND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Hotels, Restaurants & Leisure	$3,213,560	$—	$—
Insurance	7,234,472	—	—
Interactive Media & Services	6,383,638	—	—
Internet & Direct Marketing Retail	5,956,059	—	—
IT Services	3,958,889	728,831	—
Life Sciences Tools & Services	3,273,956	554,689	—
Machinery	1,592,415	—	—
Multi-Utilities	2,488,515	—	—
Oil, Gas & Consumable Fuels	9,541,834	—	—
Personal Products	886,745	773,133	—
Pharmaceuticals	18,719,627	—	—
Road & Rail	3,002,101	—	—
Semiconductors & Semiconductor Equipment	11,489,006	—	—
Software	10,344,093	—	—
Technology Hardware, Storage & Peripherals	4,438,539	—	—
Textiles, Apparel & Luxury Goods	2,913,525	3,671,940	—
Wireless Telecommunication Services	1,900,780	—	—
Preferred Stock
Automobiles	—	455,827	—
Short-Term Investment
Affiliated Mutual Fund	6,980,217	—	—

Total	$150,331,954	$9,258,288	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2022 were as follows:

Pharmaceuticals	11.7%
Semiconductors & Semiconductor Equipment	7.2
Software	6.5
Oil, Gas & Consumable Fuels	6.0
Banks	5.7
Insurance	4.5
Affiliated Mutual Funds	4.4
Textiles, Apparel & Luxury Goods	4.1
Interactive Media & Services	4.0
Food & Staples Retailing	4.0
Internet & Direct Marketing Retail	3.7
Biotechnology	3.0
IT Services	2.9
Technology Hardware, Storage & Peripherals	2.8
Aerospace & Defense	2.8
Health Care Providers & Services	2.6
Life Sciences Tools & Services	2.4
Automobiles	2.4
Hotels, Restaurants & Leisure	2.0

Capital Markets	2.0%
Road & Rail	1.9
Building Products	1.8
Chemicals	1.7
Multi-Utilities	1.6
Electric Utilities	1.3
Wireless Telecommunication Services	1.2
Entertainment	1.1
Personal Products	1.0
Containers & Packaging	1.0
Machinery	1.0
Equity Real Estate Investment Trusts (REITs)	0.9
Health Care Equipment & Supplies	0.9

100.1

Liabilities in excess of other assets	(0.1)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A150

PSF PGIM JENNISON FOCUSED BLEND PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2022

ASSETS
Investments at value:
Unaffiliated investments (cost $124,567,219)	$152,610,025
Affiliated investments (cost $6,980,217)	6,980,217
Dividends receivable	124,823
Tax reclaim receivable	55,713
Receivable for Portfolio shares sold	7,004
Prepaid expenses	1,810

Total Assets	159,779,592

LIABILITIES
Payable for Portfolio shares purchased	164,873
Management fee payable	104,301
Audit fee payable	24,599
Accrued expenses and other liabilities	23,077
Custodian and accounting fees payable	22,644
Distribution fee payable	19,587
Payable to affiliate	15,818
Administration fee payable	11,698
Affiliated transfer agent fee payable	980
Trustees’ fees payable	400

Total Liabilities	387,977

NET ASSETS	$159,391,615

Net assets were comprised of:
Partners’ Equity	$159,391,615

Class I:
Net asset value and redemption price per share, $70,062,720 / 1,620,993 outstanding shares of beneficial interest	$43.22

Class II:
Net asset value and redemption price per share, $88,896,007 / 2,190,331 outstanding shares of beneficial interest	$40.59

Class III:
Net asset value and redemption price per share, $432,888 / 10,057 outstanding shares of beneficial interest	$43.04

STATEMENT OF OPERATIONS

Year Ended December 31, 2022

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $35,281 foreign withholding tax, of which $1,021 is reimbursable by an affiliate)	$2,423,615
Affiliated dividend income.	121,731
Income from securities lending, net (including affiliated income of $2,990)	3,551

Total income	2,548,897

EXPENSES
Management fee	1,342,293
Distribution fee—Class II	253,238
Distribution fee—Class III	989
Administration fee—Class II	151,943
Custodian and accounting fees	68,325
Shareholders’ reports	45,259
Audit fee	24,600
Legal fees and expenses	22,091
Trustees’ fees	11,360
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,682
Miscellaneous	20,949

Total expenses	1,951,729

NET INVESTMENT INCOME (LOSS)	597,168

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(175))	(10,138,823)
Foreign currency transactions	(2,218)

(10,141,041)

Net change in unrealized appreciation (depreciation)on:
Investments (including affiliated of $(8))	(48,670,891)

Foreign currencies	(216)

(48,671,107)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(58,812,148)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(58,214,980)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$597,168	$(445,264)
Net realized gain (loss) on investment and foreign currency transactions	(10,141,041)	41,312,210
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(48,671,107)	(6,561,836)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(58,214,980)	34,305,110

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold	10,266,806	11,647,926
Portfolio shares purchased	(20,364,529)	(35,699,218)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(10,097,723)	(24,051,292)

TOTAL INCREASE (DECREASE)	(68,312,703)	10,253,818
NET ASSETS:
Beginning of year	227,704,318	217,450,500

End of year.	$159,391,615	$227,704,318

SEE NOTES TO FINANCIAL STATEMENTS.

A151

PSF PGIM JENNISON FOCUSED BLEND PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

Class I
	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$58.22	$49.83	$38.06	$29.52	$31.19

Income (Loss) From Investment Operations:
Net investment income (loss)	0.26	0.02 (b)	0.16	0.23	0.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions.	(15.26)	8.37	11.61	8.31	(1.95)

Total from investment operations	(15.00)	8.39	11.77	8.54	(1.69)

Capital Contributions	—	—	—	—	0.02	(d)

Net Asset Value, end of year	$43.22	$58.22	$49.83	$38.06	$29.52

Total Return(e)	(25.76)%	16.84%	30.92%	28.93%	(5.35	)%(f)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$70.1	$97.2	$86.7	$71.7	$59.0
Average net assets (in millions)	$77.3	$93.3	$73.4	$66.3	$68.9
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.86%	0.84%	0.86%	0.87%	0.82%
Expenses before waivers and/or expense reimbursement	0.86%	0.84%	0.86%	0.87%	0.84%
Net investment income (loss)	0.56%	0.04%	0.39%	0.66%	0.80%
Portfolio turnover rate(h)	44%	66%	82%	61%	42%

Class II
	Year Ended December 31,
	2022	2021	2020		2019	2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$54.88	$47.17	$36.17		$28.17	$29.88

Income (Loss) From Investment Operations:
Net investment income (loss)	0.07	(0.19)	—	(c)	0.09	0.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(14.36)	7.90	11.00		7.91	(1.86)

Total from investment operations	(14.29)	7.71	11.00		8.00	(1.73)

Capital Contributions	—	—	—		—	0.02	(d)

Net Asset Value, end of year	$40.59	$54.88	$47.17		$36.17	$28.17

Total Return(e)	(26.04)%	16.35%	30.41%		28.40%	(5.72	)%(f)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$88.9	$130.1	$130.8		$121.4	$118.6
Average net assets (in millions)	$101.3	$131.9	$117.4		$118.1	$147.4
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	1.26%	1.24%	1.26%		1.27%	1.22%
Expenses before waivers and/or expense reimbursement	1.26%	1.24%	1.26%		1.27%	1.24%
Net investment income (loss)	0.16%	(0.36)%	—	%(c)	0.26%	0.40%
Portfolio turnover rate(h)	44%	66%	82%		61%	42%

SEE NOTES TO FINANCIAL STATEMENTS.

A152

PSF PGIM JENNISON FOCUSED BLEND PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

Class III
	Year Ended December 31, 2022	April 26, 2021(i) through December 31, 2021
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$58.12	$54.19

Income (Loss) From Investment Operations:
Net investment income (loss)	0.16	(0.11)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(15.24)	4.04

Total from investment operations	(15.08)	3.93

Net Asset Value, end of period	$43.04	$58.12

Total Return(e)	(25.95)%	7.25%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$0.4	$0.4
Average net assets (in millions)	$0.4	$0.2
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	1.12%	1.09	%(j)
Expenses before waivers and/or expense reimbursement	1.12%	1.09	%(j)
Net investment income (loss)	0.34%	(0.27	)%(j)
Portfolio turnover rate(h)	44%	66%

(a)	Calculated based on average shares outstanding during the period.
(b)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(c)	Amount rounds to zero.
(d)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(f)

Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (5.41)% and (5.79)% for Class I and Class II, respectively.

(g)	Does not include expenses of the underlying funds in which the Portfolio invests.
(h)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(i)	Commencement of offering.
(j)	Annualized, with the exception of certain non-recurring expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

A153

PSF PGIM JENNISON GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

LONG-TERM INVESTMENTS — 99.3%
COMMON STOCKS — 98.7%
Aerospace & Defense — 0.8%
Northrop Grumman Corp.	32,042	$17,482,436

Automobiles — 3.0%
Tesla, Inc.*	522,251	64,330,878

Biotechnology — 1.5%
Vertex Pharmaceuticals, Inc.*	112,744	32,558,212

Capital Markets — 3.6%
Goldman Sachs Group, Inc. (The)	92,608	31,799,735
KKR & Co., Inc.	249,419	11,578,030
S&P Global, Inc.	99,784	33,421,653

		76,799,418

Energy Equipment & Services — 2.2%
Schlumberger Ltd.	907,410	48,510,139

Entertainment — 2.1%
Netflix, Inc.*	124,974	36,852,333
ROBLOX Corp. (Class A Stock)*(a)	293,104	8,341,740

		45,194,073

Equity Real Estate Investment Trusts (REITs) — 1.7%
American Tower Corp.	170,178	36,053,911

Food & Staples Retailing — 2.3%
Costco Wholesale Corp.	109,783	50,115,939

Health Care Equipment & Supplies — 3.1%
Abbott Laboratories	115,169	12,644,405
Dexcom, Inc.*(a)	212,357	24,047,307
Intuitive Surgical, Inc.*	113,607	30,145,617

		66,837,329

Health Care Providers & Services — 2.7%
UnitedHealth Group, Inc.	109,597	58,106,137

Hotels, Restaurants & Leisure — 3.8%
Airbnb, Inc. (Class A Stock)*	207,187	17,714,488
Chipotle Mexican Grill, Inc.*	11,675	16,198,946
Marriott International, Inc. (Class A Stock)	183,886	27,378,787
McDonald’s Corp.	74,806	19,713,625

		81,005,846

Interactive Media & Services — 6.7%
Alphabet, Inc. (Class A Stock)*	705,890	62,280,675
Alphabet, Inc. (Class C Stock)*	703,013	62,378,343
Meta Platforms, Inc. (Class A Stock)*	88,005	10,590,522
ZoomInfo Technologies, Inc.*	297,536	8,958,809

		144,208,349

Internet & Direct Marketing Retail — 6.3%
Amazon.com, Inc.*	1,248,888	104,906,592
MercadoLibre, Inc. (Brazil)*	37,468	31,706,920

		136,613,512

IT Services — 9.4%
Adyen NV (Netherlands), 144A*	19,640	27,265,228
Mastercard, Inc. (Class A Stock)	196,852	68,451,346
Snowflake, Inc. (Class A Stock)*	182,469	26,191,600

	Shares	Value

COMMON STOCKS (continued)
IT Services (cont’d.)
Visa, Inc. (Class A Stock)(a)	386,316	$80,261,012

		202,169,186

Life Sciences Tools & Services — 2.1%
Danaher Corp.	133,755	35,501,252
Thermo Fisher Scientific, Inc.	19,576	10,780,308

		46,281,560

Media — 0.7%
Trade Desk, Inc. (The) (Class A Stock)*	347,144	15,562,465

Personal Products — 1.4%
Estee Lauder Cos., Inc. (The) (Class A Stock)	122,916	30,496,689

Pharmaceuticals — 5.8%
Eli Lilly & Co.	232,203	84,949,146
Novo Nordisk A/S (Denmark), ADR	299,186	40,491,833

		125,440,979

Road & Rail — 1.6%
Uber Technologies, Inc.*	1,404,907	34,743,350

Semiconductors & Semiconductor Equipment — 8.3%
ASML Holding NV (Netherlands)	54,230	29,631,272
Broadcom, Inc.	90,791	50,763,972
NVIDIA Corp.	680,405	99,434,387

		179,829,631

Software — 10.8%
Adobe, Inc.*	101,450	34,140,968
Atlassian Corp. (Class A Stock)*(a)	147,197	18,941,310
Crowdstrike Holdings, Inc. (Class A Stock)*	148,392	15,624,194
HubSpot, Inc.*	24,278	7,019,498
Microsoft Corp.	560,805	134,492,255
Salesforce, Inc.*	172,246	22,838,097

		233,056,322

Specialty Retail — 5.2%
Home Depot, Inc. (The)	125,444	39,622,742
O’Reilly Automotive, Inc.*	32,466	27,402,278
TJX Cos., Inc. (The)	447,988	35,659,845
Ulta Beauty, Inc.*	19,501	9,147,334

		111,832,199

Technology Hardware, Storage & Peripherals — 6.3%
Apple, Inc.	1,052,203	136,712,736

Textiles, Apparel & Luxury Goods — 5.9%
Lululemon Athletica, Inc.*	120,886	38,729,457
LVMH Moet Hennessy Louis Vuitton SE (France)	89,705	65,277,725
NIKE, Inc. (Class B Stock)	207,520	24,281,915

		128,289,097

Wireless Telecommunication Services — 1.4%
T-Mobile US, Inc.*	209,597	29,343,580

TOTAL COMMON STOCKS (cost $1,282,101,628)		2,131,573,973

SEE NOTES TO FINANCIAL STATEMENTS.

A154

PSF PGIM JENNISON GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

PREFERRED STOCK — 0.6%
Automobiles
Dr. Ing. h.c. F. Porsche AG (Germany) (PRFC)*	139,591	$14,086,623
(cost $11,247,353)

TOTAL LONG-TERM INVESTMENTS (cost $1,293,348,981)		2,145,660,596

SHORT-TERM INVESTMENTS — 5.0%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(wa)	14,461,468	14,461,468
PGIM Institutional Money Market Fund (cost $92,451,626; includes $92,046,669 of cash collateral for securities on loan)(b)(wa)	92,645,270	92,598,947

TOTAL SHORT-TERM INVESTMENTS (cost $106,913,094)		107,060,415

TOTAL INVESTMENTS—104.3% (cost $1,400,262,075)		2,252,721,011

Liabilities in excess of other assets — (4.3)%		(92,731,604)

NET ASSETS — 100.0%		$2,159,989,407

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $90,271,082; cash collateral of $92,046,669 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$17,482,436	$—	$—
Automobiles	64,330,878	—	—
Biotechnology	32,558,212	—	—
Capital Markets	76,799,418	—	—
Energy Equipment & Services	48,510,139	—	—
Entertainment	45,194,073	—	—
Equity Real Estate Investment Trusts (REITs)	36,053,911	—	—
Food & Staples Retailing	50,115,939	—	—
Health Care Equipment & Supplies	66,837,329	—	—
Health Care Providers & Services	58,106,137	—	—
Hotels, Restaurants & Leisure	81,005,846	—	—
Interactive Media & Services	144,208,349	—	—
Internet & Direct Marketing Retail	136,613,512	—	—
IT Services	174,903,958	27,265,228	—
Life Sciences Tools & Services	46,281,560	—	—
Media	15,562,465	—	—
Personal Products	30,496,689	—	—
Pharmaceuticals	125,440,979	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A155

PSF PGIM JENNISON GROWTH PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Level 1	Level 2	Level 3

Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Road & Rail	$34,743,350	$—	$—
Semiconductors & Semiconductor Equipment	179,829,631	—	—
Software	233,056,322	—	—
Specialty Retail	111,832,199	—	—
Technology Hardware, Storage & Peripherals	136,712,736	—	—
Textiles, Apparel & Luxury Goods	63,011,372	65,277,725	—
Wireless Telecommunication Services	29,343,580	—	—
Preferred Stock
Automobiles	—	14,086,623	—
Short-Term Investments
Affiliated Mutual Funds	107,060,415	—	—

Total	$2,146,091,435	$106,629,576	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2022 were as follows:

Software	10.8%
IT Services	9.4
Semiconductors & Semiconductor Equipment	8.3
Interactive Media & Services	6.7
Technology Hardware, Storage & Peripherals	6.3
Internet & Direct Marketing Retail	6.3
Textiles, Apparel & Luxury Goods	5.9
Pharmaceuticals	5.8
Specialty Retail	5.2
Affiliated Mutual Funds (4.3% represents investments purchased with collateral from securities on loan)	5.0
Hotels, Restaurants & Leisure	3.8
Automobiles	3.6
Capital Markets	3.6
Health Care Equipment & Supplies	3.1
Health Care Providers & Services	2.7

Food & Staples Retailing	2.3%
Energy Equipment & Services	2.2
Life Sciences Tools & Services	2.1
Entertainment	2.1
Equity Real Estate Investment Trusts (REITs)	1.7
Road & Rail	1.6
Biotechnology	1.5
Personal Products	1.4
Wireless Telecommunication Services	1.4
Aerospace & Defense	0.8
Media	0.7

104.3
Liabilities in excess of other assets	(4.3)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$90,271,082	$(90,271,082)	$—

(1)  Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A156

PSF PGIM JENNISON GROWTH PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2022

ASSETS
Investments at value, including securities on loan of $90,271,082:
Unaffiliated investments (cost $1,293,348,981)	$2,145,660,596
Affiliated investments (cost $106,913,094)	107,060,415
Dividends receivable	461,601
Receivable for investments sold	422,336
Tax reclaim receivable	295,790
Receivable for Portfolio shares sold	90,119
Prepaid expenses and other assets	84,058

Total Assets	2,254,074,915

LIABILITIES
Payable to broker for collateral for securities on loan	92,046,669
Management fee payable	1,141,875
Accrued expenses and other liabilities	497,691
Payable to affiliate	268,202
Payable for Portfolio shares purchased	97,151
Payable to custodian	14,745
Distribution fee payable	10,829
Administration fee payable	5,767
Trustees’ fees payable	1,599
Affiliated transfer agent fee payable	980

Total Liabilities	94,085,508

NET ASSETS	$2,159,989,407

Net assets were comprised of:
Partners’ Equity	$2,159,989,407

Class I:
Net asset value and redemption price per share, $2,110,944,768 / 22,873,226 outstanding shares of beneficial interest	$92.29

Class II:
Net asset value and redemption price per share, $42,667,045 / 490,004 outstanding shares of beneficial interest	$87.07

Class III:
Net asset value and redemption price per share, $6,377,594 / 69,400 outstanding shares of beneficial interest	$91.90

STATEMENT OF OPERATIONS

Year Ended December 31, 2022

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $479,046 foreign withholding tax, of which $123,435 is reimbursable by an affiliate)	$14,982,659
Affiliated dividend income	511,768
Income from securities lending, net (including affiliated income of $157,970)	158,154

Total income	15,652,581

EXPENSES
Management fee	15,589,309
Distribution fee—Class II	137,590
Distribution fee—Class III	14,437
Administration fee—Class II	82,554
Custodian and accounting fees	160,607
Shareholders’ reports	48,954
Trustees’ fees	48,010
Legal fees and expenses	34,818
Audit fee	24,000
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,682
Miscellaneous	68,212

Total expenses	16,219,173

NET INVESTMENT INCOME (LOSS)	(566,592)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $52,299)	8,051,679
Foreign currency transactions	(24,151)

8,027,528

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $26,651)	(1,356,765,436)
Foreign currencies	(965)

(1,356,766,401)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(1,348,738,873)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,349,305,465)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$(566,592)	$(11,677,744)
Net realized gain (loss) on investment and foreign currency transactions	8,027,528	364,529,600
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(1,356,766,401)	165,052,749

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,349,305,465)	517,904,605

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold	43,664,186	67,317,387
Portfolio shares purchased	(187,156,630)	(280,555,896)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(143,492,444)	(213,238,509)

TOTAL INCREASE (DECREASE)	(1,492,797,909)	304,666,096
NET ASSETS:
Beginning of year	3,652,787,316	3,348,121,220

End of year	$2,159,989,407	$3,652,787,316

SEE NOTES TO FINANCIAL STATEMENTS.

A157

PSF PGIM JENNISON GROWTH PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

Class I
	Year Ended December 31,
	2022	2021	2020	2019		2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$147.90	$127.49	$81.62	$61.21		$61.69

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.01)	(0.45)	(0.13)	0.09		0.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(55.60)	20.86	46.00	20.32		(0.61)

Total from investment operations	(55.61)	20.41	45.87	20.41		(0.48)

Capital Contributions	—	—	—	—	(b)(c)	—	(b)(c)

Net Asset Value, end of year	$92.29	$147.90	$127.49	$81.62		$61.21

Total Return(d)	(37.60)%	16.01%	56.20%	33.34	%(e)	(0.78	)%(e)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,111	$3,566	$3,260	$2,242		$1,803
Average net assets (in millions)	$2,537	$3,435	$2,606	$2,073		$2,052
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.62%	0.61%	0.62%	0.62%		0.62%
Expenses before waivers and/or expense reimbursement	0.62%	0.61%	0.62%	0.62%		0.62%
Net investment income (loss)	(0.01)%	(0.32)%	(0.13)%	0.13%		0.19%
Portfolio turnover rate(g)	32%	40%	56%	41%		38%

Class II
	Year Ended December 31,
	2022	2021	2020	2019		2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$140.11	$121.26	$77.94	$58.68		$59.38

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.43)	(0.95)	(0.49)	(0.19)		(0.14)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(52.61)	19.80	43.81	19.45		(0.56)

Total from investment operations	(53.04)	18.85	43.32	19.26		(0.70)

Capital Contributions	—	—	—	—	(b)(c)	—	(b)(c)

Net Asset Value, end of year	$87.07	$140.11	$121.26	$77.94		$58.68

Total Return(d)	(37.85)%	15.55%	55.57%	32.82	%(e)	(1.18	)%(e)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$43	$82	$88	$66		$61
Average net assets (in millions)	$55	$85	$72	$64		$70
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	1.02%	1.01%	1.02%	1.02%		1.02%
Expenses before waivers and/or expense reimbursement	1.02%	1.01%	1.02%	1.02%		1.02%
Net investment income (loss)	(0.42)%	(0.72)%	(0.53)%	(0.27)%		(0.22)%
Portfolio turnover rate(g)	32%	40%	56%	41%		38%

SEE NOTES TO FINANCIAL STATEMENTS.

A158

PSF PGIM JENNISON GROWTH PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

Class III
	Year Ended December 31, 2022	April 26, 2021(h) through December 31, 2021

Per Share Operating Performance(a):
Net Asset Value, beginning of period	$147.64	$132.99

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.24)	(0.59)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(55.50)	15.24

Total from investment operations	(55.74)	14.65

Net Asset Value, end of period	$91.90	$147.64

Total Return(d)	(37.75)%	11.02%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$6	$5
Average net assets (in millions)	$6	$2
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.86%	0.86	%(i)
Expenses before waivers and/or expense reimbursement	0.86%	0.86	%(i)
Net investment income (loss)	(0.23)%	(0.58	)%(i)
Portfolio turnover rate(g)	32%	40%

(a)	Calculated based on average shares outstanding during the period.
(b)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(h)	Commencement of offering.
(i)	Annualized, with the exception of certain non-recurring expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

A159

PSF PGIM JENNISON VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
LONG-TERM INVESTMENTS — 97.6%
COMMON STOCKS
Aerospace & Defense — 3.4%
Airbus SE (France)	147,946	$17,591,150
Raytheon Technologies Corp.	309,453	31,229,997

		48,821,147

Airlines — 1.2%
Delta Air Lines, Inc.*	525,025	17,252,322

Automobiles — 1.0%
General Motors Co.	423,421	14,243,883

Banks — 9.1%
Bank of America Corp.	977,073	32,360,658
JPMorgan Chase & Co.	329,579	44,196,544
PNC Financial Services Group, Inc. (The)	179,071	28,282,473
Truist Financial Corp.	597,725	25,720,107

		130,559,782

Beverages — 1.8%
PepsiCo, Inc.	146,142	26,402,014

Biotechnology — 4.0%
AbbVie, Inc.	226,238	36,562,323
Amgen, Inc.	81,264	21,343,177

		57,905,500

Building Products — 1.7%
Johnson Controls International PLC	373,025	23,873,600

Capital Markets — 2.9%
Blackstone, Inc.	136,055	10,093,920
Goldman Sachs Group, Inc. (The)	93,792	32,206,297

		42,300,217

Chemicals — 3.4%
DuPont de Nemours, Inc.(a)	240,008	16,471,749
Linde PLC (United Kingdom)(a)	101,057	32,962,772

		49,434,521

Communications Equipment — 1.3%
Cisco Systems, Inc.	391,360	18,644,390

Consumer Finance — 1.2%
SLM Corp.	997,302	16,555,213

Containers & Packaging — 1.2%
Crown Holdings, Inc.(a)	208,354	17,128,782

Electric Utilities — 1.6%
NextEra Energy, Inc.	282,433	23,611,399

Equity Real Estate Investment Trusts (REITs) — 1.4%
Alexandria Real Estate Equities, Inc.	140,231	20,427,450

Food & Staples Retailing — 2.1%
Walmart, Inc.	209,550	29,712,095

Food Products — 1.3%
Mondelez International, Inc. (Class A Stock)	283,323	18,883,478

Health Care Equipment & Supplies — 1.6%
Abbott Laboratories	212,100	23,286,459

Health Care Providers & Services — 2.7%
Centene Corp.*	241,559	19,810,253

	Shares	Value

COMMON STOCKS (continued)
Health Care Providers & Services (cont’d.)
Cigna Corp.	57,005	$18,888,037

		38,698,290

Hotels, Restaurants & Leisure — 2.1%
McDonald’s Corp.	116,945	30,818,516

Household Products — 2.2%
Procter & Gamble Co. (The)	210,840	31,954,910

Insurance — 7.1%
Chubb Ltd.	196,379	43,321,207
Marsh & McLennan Cos., Inc.	107,969	17,866,710
MetLife, Inc.	344,118	24,903,820
RenaissanceRe Holdings Ltd. (Bermuda)	87,642	16,146,286

		102,238,023

Interactive Media & Services — 2.6%
Alphabet, Inc. (Class A Stock)*	301,853	26,632,490
Meta Platforms, Inc. (Class A Stock)*	86,405	10,397,978

		37,030,468

Life Sciences Tools & Services — 1.5%
Danaher Corp.	83,863	22,258,918

Machinery — 4.4%
Deere & Co.	54,290	23,277,380
Fortive Corp.	291,081	18,701,954
Otis Worldwide Corp.	276,238	21,632,198

		63,611,532

Multi-Utilities — 3.2%
Ameren Corp.(a)	318,868	28,353,743
CenterPoint Energy, Inc.	613,603	18,401,954

		46,755,697

Oil, Gas & Consumable Fuels — 10.7%
Chevron Corp.	302,400	54,277,775
ConocoPhillips	333,395	39,340,610
Hess Corp.	214,303	30,392,451
Williams Cos., Inc. (The)	940,282	30,935,278

		154,946,114

Pharmaceuticals — 8.7%
AstraZeneca PLC (United Kingdom), ADR	440,034	29,834,305
Bristol-Myers Squibb Co.	639,318	45,998,930
Eli Lilly & Co.	133,855	48,969,514

		124,802,749

Road & Rail — 1.2%
Union Pacific Corp.	83,491	17,288,481

Semiconductors & Semiconductor Equipment — 4.8%
Broadcom, Inc.	39,055	21,836,822
Lam Research Corp.	35,157	14,776,487
NXP Semiconductors NV (China)	97,752	15,447,749
QUALCOMM, Inc.	153,609	16,887,773

		68,948,831

SEE NOTES TO FINANCIAL STATEMENTS.

A160

PSF PGIM JENNISON VALUE PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Software — 2.9%
Microsoft Corp.	103,199	$24,749,184
Salesforce, Inc.*	127,644	16,924,318

		41,673,502

Specialty Retail — 1.0%
Lowe’s Cos., Inc.	68,922	13,732,019

Technology Hardware, Storage & Peripherals — 1.5%
Apple, Inc.	168,169	21,850,198

Wireless Telecommunication Services — 0.8%
T-Mobile US, Inc.*	86,762	12,146,680

TOTAL LONG-TERM INVESTMENTS (cost $924,976,428)		1,407,797,180

SHORT-TERM INVESTMENTS — 5.3%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(wa)	34,188,675	34,188,675
PGIM Institutional Money Market Fund (cost $42,875,832; includes $42,719,027 of cash collateral for securities on loan)(b)(wa)	42,910,858	42,889,403

TOTAL SHORT-TERM INVESTMENTS (cost $77,064,507)		77,078,078

TOTAL INVESTMENTS—102.9% (cost $1,002,040,935)		1,484,875,258
Liabilities in excess of other assets — (2.9)%		(41,673,521)

NET ASSETS — 100.0%		$1,443,201,737

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $41,463,559; cash collateral of $42,719,027 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$31,229,997	$17,591,150	$—
Airlines	17,252,322	—	—
Automobiles	14,243,883	—	—
Banks	130,559,782	—	—
Beverages	26,402,014	—	—
Biotechnology	57,905,500	—	—
Building Products	23,873,600	—	—
Capital Markets	42,300,217	—	—
Chemicals	49,434,521	—	—
Communications Equipment	18,644,390	—	—
Consumer Finance	16,555,213	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A161

PSF PGIM JENNISON VALUE PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Containers & Packaging	$17,128,782	$—	$—
Electric Utilities	23,611,399	—	—
Equity Real Estate Investment Trusts (REITs)	20,427,450	—	—
Food & Staples Retailing	29,712,095	—	—
Food Products	18,883,478	—	—
Health Care Equipment & Supplies	23,286,459	—	—
Health Care Providers & Services	38,698,290	—	—
Hotels, Restaurants & Leisure	30,818,516	—	—
Household Products	31,954,910	—	—
Insurance	102,238,023	—	—
Interactive Media & Services	37,030,468	—	—
Life Sciences Tools & Services	22,258,918	—	—
Machinery	63,611,532	—	—
Multi-Utilities	46,755,697	—	—
Oil, Gas & Consumable Fuels	154,946,114	—	—
Pharmaceuticals	124,802,749	—	—
Road & Rail	17,288,481	—	—
Semiconductors & Semiconductor Equipment	68,948,831	—	—
Software	41,673,502	—	—
Specialty Retail	13,732,019	—	—
Technology Hardware, Storage & Peripherals	21,850,198	—	—
Wireless Telecommunication Services	12,146,680	—	—
Short-Term Investments
Affiliated Mutual Funds	77,078,078	—	—

Total	$1,467,284,108	$17,591,150	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2022 were as follows:

Oil, Gas & Consumable Fuels	10.7%
Banks	9.1
Pharmaceuticals	8.7
Insurance	7.1
Affiliated Mutual Funds (3.0% represents investments purchased with collateral from securities on loan)	5.3
Semiconductors & Semiconductor Equipment	4.8
Machinery	4.4
Biotechnology	4.0
Chemicals	3.4
Aerospace & Defense	3.4
Multi-Utilities	3.2
Capital Markets	2.9
Software	2.9
Health Care Providers & Services	2.7
Interactive Media & Services	2.6
Household Products	2.2
Hotels, Restaurants & Leisure	2.1
Food & Staples Retailing	2.1
Beverages	1.8

Building Products	1.7%
Electric Utilities	1.6
Health Care Equipment & Supplies	1.6
Life Sciences Tools & Services	1.5
Technology Hardware, Storage & Peripherals	1.5
Equity Real Estate Investment Trusts (REITs)	1.4
Food Products	1.3
Communications Equipment	1.3
Road & Rail	1.2
Airlines	1.2
Containers & Packaging	1.2
Consumer Finance	1.2
Automobiles	1.0
Specialty Retail	1.0
Wireless Telecommunication Services	0.8

102.9
Liabilities in excess of other assets	(2.9)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A162

PSF PGIM JENNISON VALUE PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount

Securities on Loan	$41,463,559	$(41,463,559)	$—

(1) Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A163

PSF PGIM JENNISON VALUE PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2022

ASSETS
Investments at value, including securities on loan of $41,463,559:
Unaffiliated investments (cost $924,976,428)	$1,407,797,180
Affiliated investments (cost $77,064,507)	77,078,078
Cash	49
Dividends receivable	1,306,941
Tax reclaim receivable	742,700
Receivable for Portfolio shares sold	41,631
Prepaid expenses and other assets	194,537

Total Assets	1,487,161,116

LIABILITIES
Payable to broker for collateral for securities on loan	42,719,027
Management fee payable	496,787
Payable to affiliate	335,164
Accrued expenses and other liabilities	231,150
Payable for Portfolio shares purchased	171,433
Distribution fee payable	2,513
Administration fee payable	1,186
Trustees’ fees payable	1,139
Affiliated transfer agent fee payable	980

Total Liabilities	43,959,379

NET ASSETS	$1,443,201,737

Net assets were comprised of:
Partners’ Equity	$1,443,201,737

Class I:
Net asset value and redemption price per share, $1,431,454,265 / 32,622,912 outstanding shares of beneficial interest	$43.88

Class II:
Net asset value and redemption price per share, $9,160,836 / 215,761 outstanding shares of beneficial interest.	$42.46

Class III:
Net asset value and redemption price per share, $2,586,636 / 59,196 outstanding shares of beneficial interest	$43.70

STATEMENT OF OPERATIONS

Year Ended December 31, 2022

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $96,287 foreign withholding tax, of which $11,457 is reimbursable by an affiliate)	$30,468,432
Affiliated dividend income	746,371
Affiliated income from securities lending, net	48,671

Total income	31,263,474

EXPENSES
Management fee	5,962,257
Distribution fee—Class II	23,813
Distribution fee—Class III	4,224
Administration fee—Class II	14,287
Custodian and accounting fees	100,221
Shareholders’ reports	45,097
Trustees’ fees	31,879
Legal fees and expenses	29,029
Audit fee	24,000
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,682
Miscellaneous	41,056

Total expenses	6,286,545

NET INVESTMENT INCOME (LOSS)	24,976,929

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $12,609)	77,622,600
Foreign currency transactions	(402)

77,622,198

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $5,545)	(232,639,190)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(155,016,992)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(130,040,063)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2022	December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$24,976,929	$21,706,648
Net realized gain (loss) on investment and foreign currency transactions	77,622,198	113,558,071
Net change in unrealized appreciation (depreciation) on investments	(232,639,190)	238,270,819

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(130,040,063)	373,535,538

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold	20,960,956	16,872,668
Portfolio shares purchased	(105,411,031)	(112,907,503)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(84,450,075)	(96,034,835)

TOTAL INCREASE (DECREASE)	(214,490,138)	277,500,703
NET ASSETS:
Beginning of year	1,657,691,875	1,380,191,172

End of year	$1,443,201,737	$1,657,691,875

SEE NOTES TO FINANCIAL STATEMENTS.

A164

PSF PGIM JENNISON VALUE PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

Class I
	Year Ended December 31,
	2022	2021	2020	2019		2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$47.64	$37.28	$35.99	$28.55		$31.68

Income (Loss) From Investment Operations:
Net investment income (loss)	0.74	0.61	0.66	0.67		0.56
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(4.50)	9.75	0.63	6.77		(3.71)

Total from investment operations	(3.76)	10.36	1.29	7.44		(3.15)

Capital Contributions	—	—	—	—	(b)(c)	0.02	(b)

Net Asset Value, end of year	$43.88	$47.64	$37.28	$35.99		$28.55

Total Return(d)	(7.89)%	27.79%	3.58%	26.06	%(e)	(9.88	)%(f)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,431.5	$1,646.0	$1,371.2	$1,429.9		$1,226.4
Average net assets (in millions)	$1,479.3	$1,543.8	$1,236.8	$1,354.1		$1,416.6
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.42%	0.42%	0.43%	0.43%		0.43%
Expenses before waivers and/or expense reimbursement	0.42%	0.42%	0.43%	0.43%		0.43%
Net investment income (loss)	1.68%	1.40%	2.03%	2.04%		1.76%
Portfolio turnover rate(h)	23%	17%	32%	25%		23%

Class II
	Year Ended December 31,
	2022	2021	2020	2019		2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$46.28	$36.36	$35.25	$28.07		$31.27

Income (Loss) From Investment Operations:
Net investment income (loss)	0.55	0.42	0.51	0.53		0.42
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(4.37)	9.50	0.60	6.65		(3.64)

Total from investment operations	(3.82)	9.92	1.11	7.18		(3.22)

Capital Contributions	—	—	—	—	(b)(c)	0.02	(b)

Net Asset Value, end of year	$42.46	$46.28	$36.36	$35.25		$28.07

Total Return(d)	(8.25)%	27.28%	3.15%	25.58	%(e)	(10.23	)%(f)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$9.2	$10.7	$9.0	$8.7		$6.1
Average net assets (in millions)	$9.5	$10.1	$7.9	$7.4		$7.2
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.82%	0.82%	0.83%	0.83%		0.83%
Expenses before waivers and/or expense reimbursement	0.82%	0.82%	0.83%	0.83%		0.83%
Net investment income (loss)	1.28%	1.00%	1.62%	1.63%		1.36%
Portfolio turnover rate(h)	23%	17%	32%	25%		23%

SEE NOTES TO FINANCIAL STATEMENTS.

A165

PSF PGIM JENNISON VALUE PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

Class III
	Year Ended December 31, 2022	April 26, 2021(i) through December 31, 2021
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$47.56	$42.77

Income (Loss) From Investment Operations:
Net investment income (loss)	0.62	0.29
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(4.48)	4.50

Total from investment operations	(3.86)	4.79

Net Asset Value, end of period	$43.70	$47.56

Total Return(d)	(8.12)%	11.20%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$2.6	$1.0
Average net assets (in millions)	$1.7	$0.4
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.67%	0.66	%(j)
Expenses before waivers and/or expense reimbursement	0.67%	0.66	%(j)
Net investment income (loss)	1.41%	0.92	%(j)
Portfolio turnover rate(h)	23%	17%

(a)	Calculated based on average shares outstanding during the period.
(b)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)

Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (9.94)% and (10.29)% for Class I and Class II, respectively.

(g)	Does not include expenses of the underlying funds in which the Portfolio invests.
(h)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(i)	Commencement of offering.
(j)	Annualized, with the exception of certain non-recurring expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

A166

PSF PGIM TOTAL RETURN BOND PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 107.3%
ASSET-BACKED SECURITIES — 23.0%
Automobiles — 1.2%
AmeriCredit Automobile Receivables Trust,
Series 2020-02, Class D
2.130%	03/18/26	300	$280,814
Avis Budget Rental Car Funding AESOP LLC,
Series 2020-02A, Class A, 144A
2.020%	02/20/27	600	543,738
Exeter Automobile Receivables Trust,
Series 2020-03A, Class C
1.320%	07/15/25	154	152,670
Series 2020-03A, Class D
1.730%	07/15/26	200	192,683
Series 2021-02A, Class C
0.980%	06/15/26	10	9,610
Series 2021-02A, Class D
1.400%	04/15/27	20	18,273
Series 2022-01A, Class E, 144A
5.020%	10/15/29	1,300	1,084,347
GM Financial Automobile Leasing Trust,
Series 2020-02, Class C
2.560%	07/22/24	1	998
Hertz Vehicle Financing III LLC,
Series 2022-01A, Class C, 144A
2.630%	06/25/26	200	177,479
Hertz Vehicle Financing III LP,
Series 2021-02A, Class A, 144A
1.680%	12/27/27	2,300	2,001,817
Series 2021-02A, Class B, 144A
2.120%	12/27/27	200	171,388
Hertz Vehicle Financing LLC,
Series 2021-01A, Class C, 144A
2.050%	12/26/25	100	90,080
Series 2022-02A, Class B, 144A
2.650%	06/26/28	400	342,792
JPMorgan Chase Bank, NA,
Series 2020-01, Class R, 144A
33.784%	01/25/28	732	840,815
Series 2020-02, Class D, 144A
1.487%	02/25/28	282	275,326
OneMain Direct Auto Receivables Trust,
Series 2019-01A, Class A, 144A
3.630%	09/14/27	3,500	3,359,196
Series 2019-01A, Class B, 144A
3.950%	11/14/28	800	740,960
Santander Bank Auto Credit-Linked Notes,
Series 2022-A, Class C, 144A
7.375%	05/15/32	567	553,924
Series 2022-C, Class E, 144A
11.366%	12/15/32	300	300,041
Santander Drive Auto Receivables Trust,
Series 2020-02, Class D
2.220%	09/15/26	400	389,589
Series 2020-03, Class D
1.640%	11/16/26	1,400	1,342,200

			12,868,740

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Debt Obligations — 0.4%
Arbor Realty Commercial Real Estate Notes Ltd. (Cayman Islands),
Series 2022-FL01, Class A, 144A, 30 Day Average SOFR + 1.450% (Cap N/A, Floor 1.450%)
5.257%(c)	01/15/37		3,000	$2,917,884
MF1 Ltd. (Cayman Islands),
Series 2022-FL08, Class A, 144A, 30 Day Average SOFR + 1.350% (Cap N/A, Floor 1.350%)
5.176%(c)	02/19/37		1,550	1,490,304

				4,408,188

Collateralized Loan Obligations — 19.5%
AlbaCore Euro CLO DAC (Ireland),
Series 04A, Class B1, 144A, 3 Month EURIBOR + 2.600% (Cap N/A, Floor 2.600%)
2.600%(c)	07/15/35	EUR	5,500	5,681,969
Ares European CLO DAC (Ireland),
Series 11A, Class A1R, 144A, 3 Month EURIBOR + 0.770% (Cap N/A, Floor 0.770%)
2.148%(c)	04/15/32	EUR	10,000	10,398,316
Atlas Static Senior Loan Fund Ltd. (Cayman Islands),
Series 2022-01A, Class A, 144A, 3 Month SOFR + 2.600% (Cap N/A, Floor 2.600%)
5.100%(c)	07/15/30		4,750	4,731,998
Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2019-02A, Class AR, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
5.179%(c)	10/17/32		3,500	3,434,622
Battalion CLO Ltd.,
Series 2018-12A, Class A1, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)
5.720%(c)	05/17/31		3,000	2,937,953
Carlyle Euro CLO DAC (Ireland),
Series 2021-02A, Class A1, 144A, 3 Month EURIBOR + 0.990% (Cap N/A, Floor 0.990%)
2.368%(c)	10/15/35	EUR	6,500	6,648,341
Series 2021-02A, Class A2B, 144A
2.100%	10/15/35	EUR	6,250	5,270,316
Carlyle Global Market Strategies Euro CLO Ltd. (Ireland),
Series 2014-02A, Class AR1, 144A, 3 Month EURIBOR + 0.750% (Cap N/A, Floor 0.750%)
2.548%(c)	11/15/31	EUR	10,000	10,343,674
Carlyle US CLO Ltd. (Cayman Islands),
Series 2017-04A, Class A1, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
5.259%(c)	01/15/30		4,000	3,942,141
CIFC Funding Ltd. (Cayman Islands),
Series 2013-03RA, Class A1, 144A, 3 Month LIBOR + 0.980% (Cap N/A, Floor 0.980%)
5.305%(c)	04/24/31		1,500	1,474,852
Series 2015-01A, Class ARR, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)
5.435%(c)	01/22/31		3,750	3,701,222
Elevation CLO Ltd. (Cayman Islands),
Series 2014-02A, Class A1R, 144A, 3 Month SOFR + 1.492% (Cap N/A, Floor 0.000%)
5.355%(c)	10/15/29		6,302	6,258,440

SEE NOTES TO FINANCIAL STATEMENTS.

A167

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Series 2017-06A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 1.280%)
5.359%(c)	07/15/29		207	$205,037
Generate CLO Ltd. (Cayman Islands),
Series 02A, Class AR, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
5.475%(c)	01/22/31		2,000	1,975,359
Greenwood Park CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A2, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 0.000%)
5.089%(c)	04/15/31		6,000	5,921,321
Greywolf CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month SOFR + 1.290% (Cap N/A, Floor 0.000%)
5.336%(c)	04/26/31		3,500	3,431,873
Hayfin Emerald CLO DAC (Ireland),
Series 05A, Class A, 144A, 3 Month EURIBOR + 1.100% (Cap N/A, Floor 1.100%)
2.895%(c)	11/17/32	EUR	10,500	11,016,308
HPS Loan Management Ltd. (Cayman Islands),
Series 2015-06A, Class A1R, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)
5.532%(c)	02/05/31		3,973	3,927,977
ICG US CLO Ltd. (Cayman Islands),
Series 2014-03A, Class A1RR, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)
5.388%(c)	04/25/31		2,494	2,463,738
Jamestown CLO Ltd. (Cayman Islands),
Series 2019-14A, Class A1AR, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
5.443%(c)	10/20/34		6,625	6,429,863
Series 2019-14A, Class A2R, 144A, 3 Month LIBOR + 1.750% (Cap N/A, Floor 1.750%)
5.993%(c)	10/20/34		6,750	6,442,134
Madison Park Funding Ltd. (Cayman Islands),
Series 12A, Class AR, 144A, 3 Month LIBOR + 0.830% (Cap N/A, Floor 0.000%)
5.155%(c)	04/22/27		6,901	6,812,817
Series 2019-34A, Class AR, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
5.478%(c)	04/25/32		2,000	1,967,092
MidOcean Credit CLO (Cayman Islands),
Series 2014-03A, Class A1R, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
5.398%(c)	04/21/31		9,635	9,448,379
Mountain View CLO Ltd. (Cayman Islands),
Series 2015-09A, Class A1R, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 0.000%)
5.199%(c)	07/15/31		6,000	5,880,209
OCP CLO Ltd. (Cayman Islands),
Series 2020-18A, Class AR, 144A, 3 Month LIBOR + 1.090% (Cap N/A, Floor 1.090%)
5.333%(c)	07/20/32		5,000	4,892,743
OZLM Ltd. (Cayman Islands),
Series 2015-11A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
5.665%(c)	10/30/30		1,236	1,217,945

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands),
Series 2019-02A, Class A1R, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
5.259%(c)	10/15/34		7,000	$6,769,609
Romark WM-R Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)
5.273%(c)	04/20/31		3,958	3,885,240
Shackleton CLO Ltd. (Cayman Islands),
Series 2014-05RA, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)
5.632%(c)	05/07/31		4,955	4,838,558
Signal Peak CLO Ltd.,
Series 2018-05A, Class A, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)
5.468%(c)	04/25/31		5,750	5,634,066
Sixth Street CLO Ltd. (Cayman Islands),
Series 2020-16A, Class A1A, 144A, 3 Month LIBOR + 1.320% (Cap N/A, Floor 1.320%)
5.563%(c)	10/20/32		12,500	12,398,315
Sound Point CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1R, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)
5.397%(c)	01/26/31		3,500	3,459,824
TCW CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1RR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)
5.595%(c)	10/29/34		3,000	2,913,163
Series 2017-01A, Class BRR, 144A, 3 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)
6.115%(c)	10/29/34		4,000	3,810,356
Telos CLO Ltd. (Cayman Islands),
Series 2013-04A, Class AR, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 0.000%)
5.319%(c)	01/17/30		2,977	2,930,968
TICP CLO Ltd. (Cayman Islands),
Series 2017-09A, Class A, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
5.383%(c)	01/20/31		3,000	2,967,305
Toro European CLO DAC (Ireland),
Series 03A, Class ARR, 144A, 3 Month EURIBOR + 0.990% (Cap N/A, Floor 0.990%)
2.368%(c)	07/15/34	EUR	8,000	8,218,638
Trinitas Euro CLO DAC (Ireland),
Series 02A, Class CR, 144A, 3 Month EURIBOR + 3.750% (Cap N/A, Floor 3.750%)
5.128%(c)	04/15/35	EUR	4,500	4,664,080
Voya CLO Ltd. (Cayman Islands),
Series 2013-02A, Class A1R, 144A, 3 Month SOFR + 1.232% (Cap N/A, Floor 0.970%)
5.292%(c)	04/25/31		3,000	2,952,942
Wellfleet CLO Ltd.,
Series 2017-03A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
5.229%(c)	01/17/31		6,500	6,375,085
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
5.443%(c)	10/20/31		2,750	2,674,804

SEE NOTES TO FINANCIAL STATEMENTS.

A168

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (cont’d.)
Wind River CLO Ltd. (Cayman Islands),
Series 2016-01KRA, Class A1R2, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 1.210%)
5.289%(c)	10/15/34		1,750	$1,695,754

				213,045,346

Consumer Loans — 0.7%
Fairstone Financial Issuance Trust (Canada),
Series 2020-01A, Class A, 144A
2.509%	10/20/39	CAD	400	277,805
Lending Funding Trust,
Series 2020-02A, Class A, 144A
2.320%	04/21/31		300	261,016
Lendmark Funding Trust,
Series 2019-02A, Class A, 144A
2.780%	04/20/28		762	739,888
Series 2021-01A, Class B, 144A
2.470%	11/20/31		100	81,001
Mariner Finance Issuance Trust,
Series 2019-AA, Class A, 144A
2.960%	07/20/32		380	374,946
Series 2020-AA, Class A, 144A
2.190%	08/21/34		500	475,846
OneMain Financial Issuance Trust,
Series 2020-01A, Class A, 144A
3.840%	05/14/32		450	446,807
Series 2020-02A, Class A, 144A
1.750%	09/14/35		1,500	1,310,356
Oportun Funding XIII LLC,
Series 2019-A, Class A, 144A
3.080%	08/08/25		1,011	998,455
Series 2019-A, Class D, 144A
6.220%	08/08/25		1,300	1,168,587
Oportun Funding XIV LLC,
Series 2021-A, Class B, 144A
1.760%	03/08/28		300	277,851
Regional Management Issuance Trust,
Series 2022-01, Class A, 144A
3.070%	03/15/32		1,200	1,094,671

				7,507,229

Credit Cards — 0.2%
Newday Funding Master Issuer PLC (United Kingdom),
Series 2021-01A, Class A1, 144A, SONIA + 0.970% (Cap N/A, Floor 0.000%)
4.293%(c)	03/15/29	GBP	300	358,791
Series 2021-02A, Class A1, 144A, SONIA + 0.800% (Cap N/A, Floor 0.000%)
4.123%(c)	07/15/29	GBP	300	356,702
Newday Partnership Funding PLC (United Kingdom),
Series 2020-01A, Class A3, 144A, 1 Month SONIA + 1.400% (Cap N/A, Floor 0.000%)
4.331%(c)	11/15/28	GBP	1,625	1,949,111

				2,664,604

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Home Equity Loans — 0.0%
Floating Rate Mortgage Pass-Through Certificates,
Series 2001-02, Class M3, 1 Month LIBOR + 2.925% (Cap N/A, Floor 2.925%)
7.314%(c)	10/25/31		169	$155,656
Merrill Lynch Mortgage Investors Trust,
Series 2004-HE02, Class M1, 1 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
5.589%(c)	08/25/35		62	60,080
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2003-HE03, Class M1, 1 Month LIBOR + 1.020% (Cap N/A, Floor 1.020%)
5.409%(c)	10/25/33		89	87,316

				303,052

Other — 0.2%
PNMAC FMSR Issuer Trust,
Series 2018-FT01, Class A, 144A, 1 Month LIBOR + 2.350% (Cap N/A, Floor 0.000%)
6.739%(c)	04/25/23		220	206,618
TH MSR Issuer Trust,
Series 2019-FT01, Class A, 144A, 1 Month LIBOR + 2.800% (Cap N/A, Floor 2.800%)
7.189%(c)	06/25/24		2,250	2,105,185

				2,311,803

Residential Mortgage-Backed Securities — 0.4%
Argent Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2004-W010, Class A2, 1 Month LIBOR + 0.780% (Cap N/A, Floor 0.780%)
3.766%(c)	10/25/34		506	484,570
LSF11 Boson Investments Sarl Compartment 2 (Spain),
Series 2021-NPLA, Class A1, 144A, 3 Month EURIBOR + 2.000% (Cap N/A, Floor 2.000%)
3.898%(c)	11/25/60	EUR	828	843,447
Merrill Lynch Mortgage Investors Trust,
Series 2004-OPT01, Class A1A, 1 Month LIBOR + 0.520% (Cap N/A, Floor 0.520%)
4.909%(c)	06/25/35		54	54,036
Rathlin Residential DAC (Ireland),
Series 2021-01A, Class A, 144A, 1 Month EURIBOR + 2.000% (Cap N/A, Floor 0.000%)
3.895%(c)	09/27/75	EUR	1,278	1,309,086
TFS (Spain),
Series 2018-03, Class A1, 1 Month EURIBOR + 3.000%
4.686%(c)	04/16/23^	EUR	1,830	1,856,650

				4,547,789

Student Loans — 0.4%
Laurel Road Prime Student Loan Trust,
Series 2018-A, Class A, 144A
0.000%	02/25/43		2,980	696,192
Series 2018-C, Class A, 144A
0.000%(cc)	08/25/43		779	722,594
Series 2018-D, Class A, 144A
0.000%(cc)	11/25/43		794	744,547
Series 2 019-A, Class R, 144A
0.000%	10/25/48		1,393	297,466

SEE NOTES TO FINANCIAL STATEMENTS.

A169

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Student Loans (cont’d.)
Navient Private Education Refi Loan Trust,
Series 2020-DA, Class A, 144A
1.690%	05/15/69	33	$29,315
SoFi RR Funding II Trust,
Series 2019-01, Class A, 144A, 1 Month LIBOR + 2.250% (Cap N/A, Floor 1.250%)
6.639%(c)	11/29/24	219	218,550
SoFi RR Funding III Trust,
Series 2020-01, Class A, 144A, 1 Month LIBOR + 2.250% (Cap N/A, Floor 1.250%)
6.639%(c)	11/29/24	1,116	1,115,833

			3,824,497

TOTAL ASSET-BACKED SECURITIES (cost $266,169,181)			251,481,248

COMMERCIAL MORTGAGE-BACKED SECURITIES — 13.0%
BANK,
Series 2017-BNK05, Class A4
3.131%	06/15/60	4,400	4,022,890
Series 2017-BNK06, Class A4
3.254%	07/15/60	920	850,942
Series 2017-BNK08, Class A3
3.229%	11/15/50	1,333	1,216,259
Series 2019-BN18, Class A3
3.325%	05/15/62	1,500	1,346,169
Series 2020-BN29, Class A3
1.742%	11/15/53	1,000	783,468
Bank of America Merrill Lynch Commercial Mortgage Trust,
Series 2016-UB10, Class A3
2.903%	07/15/49	989	914,416
Barclays Commercial Mortgage Securities Trust,
Series 2016-ETC, Class A, 144A
2.937%	08/14/36	1,170	1,018,489
Series 2016-ETC, Class B, 144A
3.189%	08/14/36	510	433,550
Series 2016-ETC, Class C, 144A
3.391%	08/14/36	430	353,812
Series 2016-ETC, Class D, 144A
3.609%(cc)	08/14/36	1,560	1,239,131
Benchmark Mortgage Trust,
Series 2019-B09, Class A4
3.751%	03/15/52	3,400	3,146,348
Series 2020-B18, Class A4
1.672%	07/15/53	2,900	2,315,228
Series 2020-B21, Class A4
1.704%	12/17/53	1,000	795,283
BX Commercial Mortgage Trust,
Series 2019-XL, Class F, 144A, 1 Month SOFR + 2.114% (Cap N/A, Floor 2.114%)
6.450%(c)	10/15/36	2,125	2,044,744
Series 2019-XL, Class G, 144A, 1 Month SOFR + 2.414% (Cap N/A, Floor 2.414%)
6.750%(c)	10/15/36	1,360	1,301,790

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2019-XL, Class J, 144A, 1 Month SOFR + 2.764% (Cap N/A, Floor 2.764%)
7.100%(c)	10/15/36	2,975	$2,834,206
Series 2021-ACNT, Class E, 144A, 1 Month LIBOR + 2.197% (Cap N/A, Floor 2.197%)
6.515%(c)	11/15/38	3,350	3,156,785
BX Trust,
Series 2022-LBA06, Class E, 144A, 1 Month SOFR + 2.700% (Cap N/A, Floor 2.700%)
7.036%(c)	01/15/39	5,000	4,549,004
Cantor Commercial Real Estate Lending,
Series 2019-CF02, Class A3
2.647%	11/15/52	7,700	7,161,818
CD Mortgage Trust,
Series 2017-CD05, Class A3
3.171%	08/15/50	3,500	3,182,931
CFK Trust,
Series 2020-MF02, Class A, 144A
2.387%	03/15/39	6,550	5,639,672
CityLine Commercial Mortgage Trust,
Series 2016-CLNE, Class B, 144A
2.778%(cc)	11/10/31	2,400	2,293,750
Series 2016-CLNE, Class C, 144A
2.778%(cc)	11/10/31	900	853,509
Cold Storage Trust,
Series 2020-ICE05, Class E, 144A, 1 Month LIBOR + 2.766% (Cap N/A, Floor 2.833%)
7.083%(c)	11/15/37	1,327	1,272,065
Commercial Mortgage Trust,
Series 2014-UBS04, Class A4
3.420%	08/10/47	3,200	3,094,483
Series 2015-DC01, Class A4
3.078%	02/10/48	5,000	4,807,148
Series 2016-COR01, Class A3
2.826%	10/10/49	2,474	2,284,196
Series 2017-COR02, Class A2
3.239%	09/10/50	3,829	3,502,419
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE04, Class E, 144A, 1 Month LIBOR + 2.150% (Cap N/A, Floor 2.150%)
6.468%(c)	05/15/36	2,600	2,514,700
CSAIL Commercial Mortgage Trust,
Series 2019-C16, Class A2
3.067%	06/15/52	1,200	1,048,836
DBGS Mortgage Trust,
Series 2018-BIOD, Class G, 144A, 1 Month LIBOR + 2.500% (Cap N/A, Floor 2.500%)
6.736%(c)	05/15/35	2,990	2,799,563
DBWF Mortgage Trust,
Series 2016-85T, Class D, 144A
3.808%(cc)	12/10/36	1,400	1,142,536
Deutsche Bank Commercial Mortgage Trust,
Series 2017-C06, Class A4
3.071%	06/10/50	2,800	2,572,701
Eleven Madison Mortgage Trust,
Series 2015-11MD, Class C, 144A
3.555%(cc)	09/10/35	3,000	2,669,155

SEE NOTES TO FINANCIAL STATEMENTS.

A170

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
FHLMC Multifamily Structured Pass-Through Certificates,
Series K044, Class X1, IO
0.739%(cc)	01/25/25	62,168	$764,110
Series K053, Class X1, IO
0.877%(cc)	12/25/25	85,055	1,767,963
Series K055, Class X1, IO
1.346%(cc)	03/25/26	12,905	448,444
Series KG03, Class X1, IO
1.379%(cc)	06/25/30	29,271	2,253,870
GS Mortgage Securities Trust,
Series 2015-GC30, Class A3
3.119%	05/10/50	2,849	2,699,587
Series 2017-GS06, Class A2
3.164%	05/10/50	3,249	2,971,278
Series 2019-GC38, Class A3
3.703%	02/10/52	5,800	5,301,482
IMT Trust,
Series 2017-APTS, Class AFX, 144A
3.478%	06/15/34	310	295,529
JPMDB Commercial Mortgage Securities Trust,
Series 2016-C02, Class A3A
2.881%	06/15/49	1,070	995,575
Series 2017-C05, Class A4
3.414%	03/15/50	1,423	1,326,807
Series 2017-C07, Class A4
3.147%	10/15/50	3,600	3,283,695
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2016-JP02, Class A3
2.559%	08/15/49	1,639	1,498,159
Series 2018-AON, Class E, 144A
4.613%(cc)	07/05/31	5,875	4,903,496
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C10, Class A3
3.955%(cc)	07/15/46	1,212	1,203,786
Morgan Stanley Capital I Trust,
Series 2017-H01, Class A4
3.259%	06/15/50	2,750	2,536,818
Series 2017-HR02, Class A3
3.330%	12/15/50	5,453	4,980,582
Series 2019-L03, Class A3
2.874%	11/15/52	1,200	1,028,980
Series 2019-MEAD, Class E, 144A
3.177%(cc)	11/10/36	575	477,901
Shops at Crystals Trust,
Series 2016-CSTL, Class A, 144A
3.126%	07/05/36	140	121,450
UBS Commercial Mortgage Trust,
Series 2017-C02, Class A3
3.225%	08/15/50	1,887	1,721,442
Series 2017-C07, Class A3
3.418%	12/15/50	5,200	4,823,051
Series 2018-C10, Class A3
4.048%	05/15/51	2,200	2,056,199
Series 2019-C17, Class A3
2.669%	10/15/52	2,000	1,702,877

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class A4
3.548%	08/15/50	2,777	$2,703,450
Series 2016-C32, Class A3
3.294%	01/15/59	1,998	1,878,042
Series 2016-C34, Class A3
2.834%	06/15/49	2,500	2,355,257
Series 2016-C35, Class A3
2.674%	07/15/48	4,451	4,070,514
Series 2017-C40, Class A3
3.317%	10/15/50	1,370	1,258,552
Series 2019-C54, Class A3
2.892%	12/15/52	1,200	1,034,727

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $155,821,646)			141,625,619

CORPORATE BONDS — 34.2%
Aerospace & Defense — 0.9%
BAE Systems PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
1.900%	02/15/31	2,770	2,145,190
3.400%	04/15/30	385	337,960
Boeing Co. (The),
Sr. Unsec’d. Notes
1.875%	06/15/23	10	9,832
1.950%	02/01/24	20	19,253
2.196%	02/04/26	180	163,606
2.750%	02/01/26	90	83,575
2.850%	10/30/24	30	28,713
2.950%	02/01/30	5	4,232
3.900%	05/01/49	50	35,244
3.950%	08/01/59	1,450	973,318
4.508%	05/01/23	20	19,934
5.150%	05/01/30	25	24,382
5.930%	05/01/60	48	44,077
6.875%	03/15/39	20	21,088
7.950%	08/15/24	50	51,022
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
7.500%	12/01/24	1,280	1,278,442
7.500%	03/15/25	1,321	1,307,418
7.875%	04/15/27(a)	2,575	2,502,591
General Dynamics Corp.,
Gtd. Notes
1.150%	06/01/26	20	17,784
3.250%	04/01/25	10	9,696
3.500%	04/01/27	30	28,712
4.250%	04/01/40	5	4,565
L3 Technologies, Inc.,
Gtd. Notes
3.850%	06/15/23	25	24,771
L3Harris Technologies, Inc.,
Sr. Unsec’d. Notes
2.900%	12/15/29	40	34,202
4.400%	06/15/28	37	35,596
4.400%	06/15/28	15	14,487

SEE NOTES TO FINANCIAL STATEMENTS.

A171

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Aerospace & Defense (cont’d.)
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
2.800%	06/15/50	10	$6,778
4.500%	05/15/36	30	28,580
Northrop Grumman Corp.,
Sr. Unsec’d. Notes
2.930%	01/15/25	30	28,791
3.250%	01/15/28	40	36,994
5.250%	05/01/50	10	9,891
Raytheon Technologies Corp.,
Sr. Unsec’d. Notes
3.500%	03/15/27	5	4,764
4.875%	10/15/40	15	13,999

			9,349,487

Agriculture — 0.3%
Altria Group, Inc.,
Gtd. Notes
2.450%	02/04/32	60	45,250
2.625%	09/16/26	35	32,054
3.400%	02/04/41	50	33,178
3.700%	02/04/51	100	63,167
3.875%	09/16/46	10	6,674
4.000%	02/04/61	5	3,259
4.400%	02/14/26	43	42,150
4.800%	02/14/29	11	10,547
5.950%	02/14/49	30	26,734
BAT Capital Corp. (United Kingdom),
Gtd. Notes
2.259%	03/25/28(a)	1,570	1,306,691
2.726%	03/25/31	10	7,799
3.462%	09/06/29	10	8,553
3.557%	08/15/27	1,500	1,365,880
4.540%	08/15/47	20	14,216
BAT International Finance PLC (United Kingdom),
Gtd. Notes
1.668%	03/25/26	145	128,448
Gtd. Notes, 144A
3.950%	06/15/25	150	144,032
Cargill, Inc.,
Sr. Unsec’d. Notes, 144A
0.750%	02/02/26	40	35,268
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
0.875%	05/01/26	30	26,365
1.500%	05/01/25	15	13,876
5.000%	11/17/25	10	10,051
Reynolds American, Inc. (United Kingdom),
Gtd. Notes
4.450%	06/12/25	20	19,572

			3,343,764

Airlines — 0.5%
Air Canada (Canada),
Sr. Sec’d. Notes, 144A
3.875%	08/15/26	50	44,235

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Airlines (cont’d.)
American Airlines 2016-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.575%	07/15/29	1,382	$1,233,904
American Airlines 2017-2 Class AA Pass-Through Trust,
Pass-Through Certificates
3.350%	04/15/31	38	32,652
Delta Air Lines, Inc.,
Sr. Unsec’d. Notes
3.750%	10/28/29	10	8,412
3.800%	04/19/23	11	10,908
Delta Air Lines, Inc./SkyMiles IP Ltd.,
Sr. Sec’d. Notes, 144A
4.500%	10/20/25	15	14,629
4.750%	10/20/28	75	70,591
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd.,
Sr. Sec’d. Notes, 144A
6.500%	06/20/27	27	26,903
Southwest Airlines Co.,
Sr. Unsec’d. Notes
5.125%	06/15/27	3,355	3,316,805
United Airlines 2019-1 Class AA Pass-Through Trust,
Pass-Through Certificates
4.150%	02/25/33	43	37,615
United Airlines 2019-2 Class AA Pass-Through Trust,
Pass-Through Certificates
2.700%	11/01/33	53	42,711
United Airlines 2020-1 Class A Pass-Through Trust,
Pass-Through Certificates
5.875%	04/15/29	103	101,212
United Airlines 2020-1 Class B Pass-Through Trust,
Pass-Through Certificates
4.875%	07/15/27	19	18,124
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A
4.375%	04/15/26	825	768,384
4.625%	04/15/29	195	170,179

			5,897,264

Auto Manufacturers — 0.8%
BMW US Capital LLC (Germany),
Gtd. Notes, 144A
0.800%	04/01/24	40	37,934
Ford Motor Co.,
Sr. Unsec’d. Notes
3.250%	02/12/32	10	7,524
4.346%	12/08/26	20	18,953
4.750%	01/15/43	1,125	813,925
5.291%	12/08/46	290	223,010
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
2.900%	02/16/28	275	227,232
General Motors Co.,
Sr. Unsec’d. Notes
4.000%	04/01/25	17	16,604
4.875%	10/02/23	1,350	1,348,728
5.000%	04/01/35	1,365	1,174,728
5.150%	04/01/38	1,000	866,016

SEE NOTES TO FINANCIAL STATEMENTS.

A172

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Auto Manufacturers (cont’d.)
5.200%	04/01/45	10	$8,177
6.125%	10/01/25	40	40,778
6.250%	10/02/43	1,455	1,348,234
6.600%	04/01/36	285	279,497
General Motors Financial Co., Inc.,
Gtd. Notes
3.250%	01/05/23	85	85,000
3.700%	05/09/23	20	19,886
4.250%	05/15/23	50	49,827
4.300%	07/13/25	70	67,910
Jr. Sub. Notes, Series C
5.700%(ff)	09/30/30(oo)	5	4,240
Sr. Unsec’d. Notes
2.350%	01/08/31	20	15,106
2.400%	04/10/28	1,065	898,771
2.700%	08/20/27	38	33,184
3.100%	01/12/32(a)	45	35,347
5.100%	01/17/24	45	44,870
Hyundai Capital America,
Sr. Unsec’d. Notes, 144A
1.000%	09/17/24	30	27,732
1.800%	10/15/25	40	36,022
2.375%	10/15/27	15	12,828
2.650%	02/10/25	15	14,097
3.400%	06/20/24	40	38,695
Sr. Unsec’d. Notes, 144A, MTN
0.800%	01/08/24	60	57,131
1.800%	01/10/28	15	12,288
Mercedes-Benz Finance North America LLC (Germany),
Gtd. Notes, 144A
1.450%	03/02/26	150	134,226
Nissan Motor Acceptance Co. LLC,
Sr. Unsec’d. Notes, 144A
1.050%	03/08/24	90	84,326
Sr. Unsec’d. Notes, 144A, MTN
1.850%	09/16/26	54	45,160
Toyota Motor Credit Corp.,
Sr. Unsec’d. Notes, MTN
1.150%	08/13/27	25	21,314
1.900%	04/06/28	50	43,533
2.150%	02/13/30	10	8,420
Sr. Unsec’d. Notes, MTN, SOFR Index + 0.330%
4.055%(c)	01/11/24	100	99,549

			8,300,802

Auto Parts & Equipment — 0.2%
American Axle & Manufacturing, Inc.,
Gtd. Notes
6.500%	04/01/27(a)	645	584,779
Aptiv PLC/Aptiv Corp.,
Gtd. Notes
4.150%	05/01/52	20	14,483
BorgWarner, Inc.,
Sr. Unsec’d. Notes, 144A
5.000%	10/01/25	60	58,951

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Auto Parts & Equipment (cont’d.)
Dana Financing Luxembourg Sarl,
Gtd. Notes, 144A
5.750%	04/15/25	875	$858,594
Dana, Inc.,
Sr. Unsec’d. Notes
5.375%	11/15/27	350	324,574

			1,841,381

Banks — 9.8%
Banco Santander SA (Spain),
Sr. Unsec’d. Notes
1.849%	03/25/26	600	530,547
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.120%
5.039%(c)	04/12/23	400	399,687
Sub. Notes
2.749%	12/03/30	1,000	757,994
Bank of America Corp.,
Jr. Sub. Notes, Series JJ
5.125%(ff)	06/20/24(a)(oo)	1,655	1,542,568
Sr. Unsec’d. Notes
1.734%(ff)	07/22/27	45	39,444
2.299%(ff)	07/21/32	20	15,397
2.572%(ff)	10/20/32	10	7,845
2.687%(ff)	04/22/32	2,565	2,052,185
3.419%(ff)	12/20/28	10	9,070
Sr. Unsec’d. Notes, GMTN
3.593%(ff)	07/21/28(a)	740	681,516
Sr. Unsec’d. Notes, MTN
1.898%(ff)	07/23/31	50	38,442
1.922%(ff)	10/24/31	20	15,266
2.496%(ff)	02/13/31	92	74,741
2.676%(ff)	06/19/41	20	13,512
3.093%(ff)	10/01/25	50	47,903
3.824%(ff)	01/20/28	3,410	3,183,407
3.974%(ff)	02/07/30	685	622,238
4.078%(ff)	04/23/40	2,340	1,945,680
4.271%(ff)	07/23/29	945	882,687
4.330%(ff)	03/15/50	20	16,450
Sr. Unsec’d. Notes, Series N
2.651%(ff)	03/11/32	5,020	4,019,215
Sub. Notes
2.482%(ff)	09/21/36	10	7,372
Sub. Notes, MTN
4.000%	01/22/25	1,122	1,098,229
4.450%	03/03/26	1,735	1,699,840
Sub. Notes, Series L, MTN
3.950%	04/21/25	90	87,676
4.183%	11/25/27	50	47,489
Bank of New York Mellon Corp. (The),
Jr. Sub. Notes, Series H
3.700%(ff)	03/20/26(oo)	15	13,433
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
3.650%	03/16/25	700	671,880
3.932%(ff)	05/07/25	480	466,031
Sr. Unsec’d. Notes, MTN
4.972%(ff)	05/16/29	475	446,160

SEE NOTES TO FINANCIAL STATEMENTS.

A173

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Sub. Notes
4.836%	05/09/28		720	$662,854
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A
1.323%(ff)	01/13/27		710	619,118
1.904%(ff)	09/30/28		2,200	1,836,088
2.871%(ff)	04/19/32		1,815	1,421,374
BPCE SA (France),
Sr. Unsec’d. Notes, 144A, MTN
3.500%	10/23/27		300	269,272
Sub. Notes, 144A, MTN
4.500%	03/15/25		1,120	1,076,835
4.875%	04/01/26(a)		380	360,750
Citigroup, Inc.,
Jr. Sub. Notes
3.875%(ff)	02/18/26(oo)		1,880	1,606,999
Jr. Sub. Notes, Series V
4.700%(ff)	01/30/25(oo)		1,445	1,203,238
Jr. Sub. Notes, Series W
4.000%(ff)	12/10/25(oo)		890	776,322
Jr. Sub. Notes, Series Y
4.150%(ff)	11/15/26(oo)		25	20,578
Sr. Unsec’d. Notes
2.520%(ff)	11/03/32		10	7,764
2.561%(ff)	05/01/32		875	690,918
2.572%(ff)	06/03/31		70	56,620
2.666%(ff)	01/29/31(a)		1,225	1,005,025
2.976%(ff)	11/05/30		20	16,811
3.200%	10/21/26		3,255	3,017,267
3.668%(ff)	07/24/28		30	27,553
3.785%(ff)	03/17/33		1,160	994,879
3.887%(ff)	01/10/28		1,725	1,612,225
4.075%(ff)	04/23/29		40	36,888
Sub. Notes
4.300%	11/20/26		110	106,167
4.450%	09/29/27		2,735	2,612,434
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
3.091%(ff)	05/14/32		1,695	1,166,443
6.537%(ff)	08/12/33(a)		1,310	1,148,380
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes, EMTN
1.750%(ff)	11/19/30	EUR	100	83,795
Sr. Unsec’d. Notes, MTN
3.700%	05/30/24		159	156,206
Sub. Notes
3.742%(ff)	01/07/33		2,415	1,717,990
Discover Bank,
Sr. Unsec’d. Notes
3.450%	07/27/26		280	257,904
4.250%	03/13/26		1,150	1,099,957
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series U
3.650%(ff)	08/10/26(oo)		950	769,236
Sr. Unsec’d. Notes
1.948%(ff)	10/21/27		50	43,636
1.992%(ff)	01/27/32		20	15,225

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
2.383%(ff)	07/21/32	1,480	$1,147,288
2.600%	02/07/30	35	29,216
2.615%(ff)	04/22/32	4,715	3,757,463
2.650%(ff)	10/21/32	10	7,893
2.908%(ff)	07/21/42	25	17,044
3.272%(ff)	09/29/25(a)	4,063	3,907,198
3.436%(ff)	02/24/43	35	25,791
3.500%	01/23/25	20	19,352
3.691%(ff)	06/05/28	50	46,448
3.750%	02/25/26	125	120,466
3.814%(ff)	04/23/29	1,080	982,574
3.850%	01/26/27	1,765	1,680,531
Sr. Unsec’d. Notes, GMTN, 3 Month LIBOR + 1.750%
6.124%(c)	10/28/27	21	21,321
Sr. Unsec’d. Notes, Series VAR
1.093%(ff)	12/09/26	85	75,042
Sub. Notes
5.150%	05/22/45	20	18,089
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series FF
5.000%(ff)	08/01/24(oo)	1,025	942,011
Jr. Sub. Notes, Series HH
4.600%(ff)	02/01/25(oo)	1,940	1,722,578
Jr. Sub. Notes, Series II
4.000%(ff)	04/01/25(a)(oo)	1,350	1,152,783
Jr. Sub. Notes, Series KK
3.650%(ff)	06/01/26(a)(oo)	1,860	1,583,682
Sr. Unsec’d. Notes
0.563%(ff)	02/16/25	20	18,865
1.045%(ff)	11/19/26	20	17,659
1.578%(ff)	04/22/27	785	690,916
1.953%(ff)	02/04/32	130	99,511
2.301%(ff)	10/15/25	5	4,707
2.525%(ff)	11/19/41	2,330	1,529,064
2.545%(ff)	11/08/32	1,135	896,903
2.580%(ff)	04/22/32	1,775	1,420,071
2.947%(ff)	02/24/28	905	819,217
2.950%	10/01/26(a)	1,285	1,198,751
3.782%(ff)	02/01/28	1,235	1,155,164
3.897%(ff)	01/23/49	10	7,707
3.960%(ff)	01/29/27(a)	930	887,801
3.964%(ff)	11/15/48	985	771,123
4.005%(ff)	04/23/29	1,200	1,111,588
4.203%(ff)	07/23/29	50	46,572
4.323%(ff)	04/26/28	695	662,551
4.452%(ff)	12/05/29	17	15,982
Sub. Notes
2.956%(ff)	05/13/31	155	127,618
4.125%	12/15/26	40	38,681
4.250%	10/01/27(a)	420	404,024
Mitsubishi UFJ Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
3.407%	03/07/24	45	44,041
Morgan Stanley,
Sr. Unsec’d. Notes
3.217%(ff)	04/22/42	10	7,388

SEE NOTES TO FINANCIAL STATEMENTS.

A174

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Sr. Unsec’d. Notes, GMTN
1.512%(ff)	07/20/27	15	$13,027
2.239%(ff)	07/21/32	4,303	3,296,833
2.699%(ff)	01/22/31	35	28,965
3.772%(ff)	01/24/29	2,010	1,839,642
4.431%(ff)	01/23/30	1,340	1,250,990
Sr. Unsec’d. Notes, MTN
0.529%(ff)	01/25/24	20	19,877
1.794%(ff)	02/13/32	1,015	760,793
1.928%(ff)	04/28/32	193	145,819
2.511%(ff)	10/20/32	1,590	1,242,722
2.943%(ff)	01/21/33	1,470	1,192,227
3.125%	07/27/26	2,725	2,542,102
Sub. Notes
2.484%(ff)	09/16/36	20	14,589
Sub. Notes, GMTN
4.350%	09/08/26	756	734,817
NatWest Group PLC (United Kingdom),
Sr. Unsec’d. Notes
2.359%(ff)	05/22/24	200	197,200
PNC Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
2.200%	11/01/24	21	20,068
Societe Generale SA (France),
Sr. Unsec’d. Notes, 144A
2.797%(ff)	01/19/28	2,210	1,929,291
2.889%(ff)	06/09/32	250	190,939
3.337%(ff)	01/21/33	1,330	1,047,553
Standard Chartered PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
2.819%(ff)	01/30/26	25	23,281
State Street Corp.,
Sub. Notes
2.200%	03/03/31	4,130	3,301,573
Sumitomo Mitsui Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes
3.364%	07/12/27	50	45,991
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.740%
4.819%(c)	01/17/23	22	21,998
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.860%
5.087%(c)	07/19/23	20	20,015
Texas Capital Bank NA,
Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 4.500%
9.254%(c)	09/30/24	3,340	3,237,263
U.S. Bancorp,
Jr. Sub. Notes
3.700%(ff)	01/15/27(oo)	30	24,685
Jr. Sub. Notes, Series J
5.300%(ff)	04/15/27(oo)	25	21,788
UniCredit SpA (Italy),
Sr. Unsec’d. Notes, 144A
2.569%(ff)	09/22/26	685	607,255
3.127%(ff)	06/03/32	1,225	925,483
Wells Fargo & Co.,
Sr. Unsec’d. Notes
3.068%(ff)	04/30/41	2,690	1,923,047

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (cont’d.)
Sr. Unsec’d. Notes, MTN
2.393%(ff)	06/02/28	60	$52,915
2.572%(ff)	02/11/31	3,525	2,915,476
5.013%(ff)	04/04/51	20	17,790
Sub. Notes, MTN
4.100%	06/03/26	20	19,324

			106,788,667

Beverages — 0.3%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.700%	02/01/36	31	29,226
4.900%	02/01/46	1,947	1,781,698
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
3.500%	06/01/30	30	27,285
4.600%	04/15/48	8	7,042
4.750%	01/23/29	118	116,563
5.550%	01/23/49	1,465	1,460,076
Coca-Cola Co. (The),
Sr. Unsec’d. Notes
1.375%	03/15/31	10	7,825
1.650%	06/01/30	10	8,165
Constellation Brands, Inc.,
Sr. Unsec’d. Notes
2.875%	05/01/30	70	59,496
PepsiCo, Inc.,
Sr. Unsec’d. Notes
2.875%	10/15/49	15	10,797

			3,508,173

Biotechnology — 0.0%
Amgen, Inc.,
Sr. Unsec’d. Notes
2.000%	01/15/32	10	7,796
2.250%	08/19/23	30	29,453
2.770%	09/01/53	19	11,478
3.150%	02/21/40	20	14,769
5.150%	11/15/41	16	14,897
Baxalta, Inc.,
Gtd. Notes
4.000%	06/23/25	75	73,055
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
2.800%	10/01/50	10	6,472
2.950%	03/01/27	7	6,520
4.750%	03/01/46	10	9,041

			173,481

Building Materials — 0.2%
Carrier Global Corp.,
Sr. Unsec’d. Notes
2.242%	02/15/25	5	4,715
2.493%	02/15/27	5	4,510
2.722%	02/15/30	45	37,923

SEE NOTES TO FINANCIAL STATEMENTS.

A175

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Building Materials (cont’d.)
Johnson Controls International PLC/Tyco Fire & Security Finance SCA,
Sr. Unsec’d. Notes
1.750%	09/15/30		20	$15,961
Martin Marietta Materials, Inc.,
Sr. Unsec’d. Notes
2.400%	07/15/31		15	11,988
Masonite International Corp.,
Gtd. Notes, 144A
5.375%	02/01/28(a)		475	438,449
Owens Corning,
Sr. Unsec’d. Notes
3.950%	08/15/29		40	36,252
4.300%	07/15/47		20	15,562
Smyrna Ready Mix Concrete LLC,
Sr. Sec’d. Notes, 144A
6.000%	11/01/28		1,275	1,140,154
Vulcan Materials Co.,
Sr. Unsec’d. Notes
3.500%	06/01/30		15	13,223

				1,718,737

Chemicals — 0.7%
Ashland LLC,
Gtd. Notes
6.875%	05/15/43		1,400	1,364,346
Ashland Services BV,
Gtd. Notes
2.000%	01/30/28	EUR	1,600	1,453,551
CF Industries, Inc.,
Gtd. Notes
4.950%	06/01/43		675	576,103
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
3.600%	11/15/50		5	3,604
6.900%	05/15/53		25	27,272
LYB International Finance III LLC,
Gtd. Notes
1.250%	10/01/25		35	31,288
3.375%	10/01/40		60	42,613
4.200%	10/15/49		5	3,740
Mosaic Co. (The),
Sr. Unsec’d. Notes
5.625%	11/15/43		155	144,862
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A
4.875%	06/01/24		1,150	1,111,187
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes
4.900%	06/01/43		870	771,847
5.250%	01/15/45		305	280,232
Sasol Financing USA LLC (South Africa),
Gtd. Notes
4.375%	09/18/26(a)		460	407,582
5.875%	03/27/24		375	365,625
Sherwin-Williams Co. (The),
Sr. Unsec’d. Notes
2.300%	05/15/30		20	16,433

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Chemicals (cont’d.)
3.125%	06/01/24		14	$13,604
3.450%	08/01/25		449	431,923
TPC Group, Inc.,
Sr. Sec’d. Notes, 144A
13.000%	12/16/27		194	194,056
Yara International ASA (Brazil),
Sr. Unsec’d. Notes, 144A
4.750%	06/01/28		40	36,868

				7,276,736

Commercial Services — 0.7%
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl,
Sr. Sec’d. Notes, 144A
4.625%	06/01/28		1,300	1,053,000
ERAC USA Finance LLC,
Gtd. Notes, 144A
4.200%	11/01/46		50	38,972
6.700%	06/01/34		920	968,268
7.000%	10/15/37		770	838,951
Gartner, Inc.,
Gtd. Notes, 144A
4.500%	07/01/28		230	214,626
Global Payments, Inc.,
Sr. Unsec’d. Notes
1.200%	03/01/26		145	126,405
2.650%	02/15/25		40	37,664
3.200%	08/15/29		30	25,608
Nexi SpA (Italy),
Sr. Unsec’d. Notes
2.125%	04/30/29	EUR	2,640	2,284,248
S&P Global, Inc.,
Gtd. Notes, 144A
4.250%	05/01/29		60	57,260
United Rentals North America, Inc.,
Gtd. Notes
3.750%	01/15/32		50	40,843
3.875%	02/15/31(a)		392	329,907
4.875%	01/15/28(a)		1,325	1,255,452
5.250%	01/15/30		525	493,068

				7,764,272

Computers — 0.1%
Apple, Inc.,
Sr. Unsec’d. Notes
0.700%	02/08/26		40	35,545
1.200%	02/08/28		100	84,902
1.400%	08/05/28		29	24,573
1.650%	02/08/31		55	44,272
2.375%	02/08/41		40	28,303
2.650%	05/11/50		15	9,975
2.650%	02/08/51		15	10,010
2.700%	08/05/51		5	3,339
2.800%	02/08/61		100	64,165
2.950%	09/11/49		25	17,852
3.350%	02/09/27		70	67,010
3.850%	08/04/46		15	12,773

SEE NOTES TO FINANCIAL STATEMENTS.

A176

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Computers (cont’d.)
Genpact Luxembourg Sarl,
Gtd. Notes
3.375%	12/01/24	90	$86,020
HP, Inc.,
Sr. Unsec’d. Notes
1.450%	06/17/26	100	87,684
NetApp, Inc.,
Sr. Unsec’d. Notes
3.300%	09/29/24	40	38,724
Seagate HDD Cayman,
Gtd. Notes
4.875%	06/01/27	40	37,388

			652,535

Diversified Financial Services — 0.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland),
Gtd. Notes
3.000%	10/29/28	150	125,628
3.400%	10/29/33	150	113,912
Air Lease Corp.,
Sr. Unsec’d. Notes
1.875%	08/15/26	56	48,747
3.375%	07/01/25	15	14,146
Sr. Unsec’d. Notes, MTN
2.300%	02/01/25	20	18,646
2.875%	01/15/26	15	13,889
4.250%	02/01/24	10	9,827
Ally Financial, Inc.,
Sub. Notes
5.750%	11/20/25	25	24,255
American Express Co.,
Jr. Sub. Notes
3.550%(ff)	09/15/26(oo)	10	8,225
Avolon Holdings Funding Ltd. (Ireland),
Gtd. Notes, 144A
2.528%	11/18/27	23	18,505
2.875%	02/15/25	10	9,190
3.950%	07/01/24	10	9,571
Sr. Unsec’d. Notes, 144A
2.750%	02/21/28	30	24,061
Blackstone Private Credit Fund,
Sr. Sec’d. Notes
5.610%	05/03/27^	1,100	1,012,436
Cantor Fitzgerald LP,
Sr. Unsec’d. Notes, 144A
4.875%	05/01/24	50	49,050
Capital One Financial Corp.,
Sr. Unsec’d. Notes
3.800%	01/31/28	5	4,684
Sub. Notes
2.359%(ff)	07/29/32	45	32,409
Charles Schwab Corp. (The),
Jr. Sub. Notes, Series H
4.000%(ff)	12/01/30(oo)	20	15,902
Jr. Sub. Notes, Series I
4.000%(ff)	06/01/26(oo)	35	30,350

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Diversified Financial Services (cont’d.)
Credit Acceptance Corp.,
Gtd. Notes, 144A
5.125%	12/31/24	15	$14,147
GTP Acquisition Partners I LLC,
Sr. Sec’d. Notes, 144A
3.482%	06/15/50	100	93,153
Intercontinental Exchange, Inc.,
Sr. Unsec’d. Notes
2.100%	06/15/30	50	40,804
3.000%	06/15/50	35	23,423
Jefferies Financial Group, Inc.,
Sr. Unsec’d. Notes
6.500%	01/20/43	555	541,948
Mastercard, Inc.,
Sr. Unsec’d. Notes
1.900%	03/15/31	15	12,182
3.300%	03/26/27	10	9,530
3.850%	03/26/50	20	16,772
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A
5.500%	08/15/28	880	719,970
6.000%	01/15/27	275	246,663
Nomura Holdings, Inc. (Japan),
Sr. Unsec’d. Notes
2.608%	07/14/31	515	397,113
OneMain Finance Corp.,
Gtd. Notes
3.875%	09/15/28	575	457,471
5.375%	11/15/29(a)	550	450,582
Power Finance Corp. Ltd. (India),
Sr. Unsec’d. Notes, 144A, MTN
6.150%	12/06/28	400	405,976
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.,
Gtd. Notes, 144A
2.875%	10/15/26	10	8,609
Synchrony Financial,
Sr. Unsec’d. Notes
3.950%	12/01/27	40	35,707
Visa, Inc.,
Sr. Unsec’d. Notes
1.100%	02/15/31	10	7,691
2.050%	04/15/30	10	8,474
4.300%	12/14/45	20	18,282

			5,091,930

Electric — 2.9%
Abu Dhabi National Energy Co. PJSC (United Arab Emirates),
Sr. Unsec’d. Notes, 144A
3.625%	01/12/23	200	199,400
AEP Transmission Co. LLC,
Sr. Unsec’d. Notes
3.750%	12/01/47	100	77,664
AES Corp. (The),
Sr. Unsec’d. Notes
1.375%	01/15/26	35	31,186
2.450%	01/15/31	15	11,890

SEE NOTES TO FINANCIAL STATEMENTS.

A177

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Sr. Unsec’d. Notes, 144A
3.300%	07/15/25	45	$42,572
3.950%	07/15/30	5	4,408
Alliant Energy Finance LLC,
Gtd. Notes, 144A
3.750%	06/15/23	10	9,921
Ameren Illinois Co.,
First Mortgage
4.500%	03/15/49	40	36,870
American Electric Power Co., Inc.,
Sr. Unsec’d. Notes, Series J
4.300%	12/01/28	45	42,982
American Transmission Systems, Inc.,
Sr. Unsec’d. Notes, 144A
2.650%	01/15/32	10	8,224
Arizona Public Service Co.,
Sr. Unsec’d. Notes
2.200%	12/15/31	25	19,073
Atlantic City Electric Co.,
First Mortgage
2.300%	03/15/31	25	20,299
Avangrid, Inc.,
Sr. Unsec’d. Notes
3.800%	06/01/29	10	9,085
Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes
2.250%	06/15/31	5	4,056
3.350%	07/01/23	550	545,023
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
4.050%	04/15/25	35	34,497
4.250%	10/15/50	20	16,673
Calpine Corp.,
Sr. Unsec’d. Notes, 144A
4.625%	02/01/29	600	517,028
5.000%	02/01/31	750	631,803
5.125%	03/15/28	1,700	1,521,717
CenterPoint Energy, Inc.,
Sr. Unsec’d. Notes
2.950%	03/01/30	36	30,946
CMS Energy Corp.,
Sr. Unsec’d. Notes
3.000%	05/15/26	20	18,635
Comision Federal de Electricidad (Mexico),
Gtd. Notes, 144A
4.688%	05/15/29	1,325	1,165,834
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
4.500%	12/01/45	10	8,559
Sr. Unsec’d. Notes, Series C
3.000%	12/01/60	20	12,521
4.300%	12/01/56	235	190,170
Constellation Energy Generation LLC,
Sr. Unsec’d. Notes
3.250%	06/01/25	20	19,153

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Consumers Energy Co.,
First Mortgage
2.500%	05/01/60	5	$2,841
Dominion Energy South Carolina, Inc.,
First Mortgage
4.600%	06/15/43	2,025	1,804,831
Dominion Energy, Inc.,
Jr. Sub. Notes
3.071%	08/15/24	5	4,818
Sr. Unsec’d. Notes
3.900%	10/01/25	15	14,621
Sr. Unsec’d. Notes, Series C
3.375%	04/01/30	10	8,810
DPL, Inc.,
Sr. Unsec’d. Notes
4.125%	07/01/25	10	9,435
DTE Electric Co.,
First Mortgage, Series C
2.625%	03/01/31	10	8,484
Duke Energy Carolinas LLC,
First Mortgage
3.950%	11/15/28	40	38,419
Duke Energy Corp.,
Sr. Unsec’d. Notes
2.450%	06/01/30	5	4,116
Duke Energy Florida LLC,
First Mortgage
1.750%	06/15/30	50	39,840
2.500%	12/01/29	75	64,207
3.850%	11/15/42	25	20,103
Duke Energy Indiana LLC,
First Mortgage
2.750%	04/01/50	10	6,306
Duke Energy Ohio, Inc.,
First Mortgage
2.125%	06/01/30	30	24,540
Duke Energy Progress LLC,
First Mortgage
3.450%	03/15/29	45	41,442
Edison International,
Jr. Sub. Notes, Series A
5.375%(ff)	03/15/26(oo)	10	8,202
Jr. Sub. Notes, Series B
5.000%(ff)	12/15/26(oo)	20	16,730
Sr. Unsec’d. Notes
3.550%	11/15/24	85	82,086
4.950%	04/15/25	5	4,937
El Paso Electric Co.,
Sr. Unsec’d. Notes
6.000%	05/15/35	2,325	2,260,034
Emera US Finance LP (Canada),
Gtd. Notes
0.833%	06/15/24	20	18,714
3.550%	06/15/26	20	18,782
Entergy Corp.,
Sr. Unsec’d. Notes
0.900%	09/15/25	10	8,911

SEE NOTES TO FINANCIAL STATEMENTS.

A178

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
2.400%	06/15/31	48	$38,048
2.800%	06/15/30	10	8,417
Entergy Louisiana LLC,
First Mortgage
2.350%	06/15/32	120	95,489
Entergy Texas, Inc.,
First Mortgage
3.550%	09/30/49	25	18,075
Eskom Holdings SOC Ltd. (South Africa),
Sr. Unsec’d. Notes, 144A
7.125%	02/11/25	390	353,876
Eversource Energy,
Sr. Unsec’d. Notes, Series M
3.300%	01/15/28	40	36,897
Sr. Unsec’d. Notes, Series U
1.400%	08/15/26	20	17,574
Exelon Corp.,
Sr. Unsec’d. Notes
3.400%	04/15/26	5	4,752
3.950%	06/15/25	35	34,185
4.050%	04/15/30	25	23,284
FirstEnergy Corp.,
Sr. Unsec’d. Notes, Series C
5.350%	07/15/47(cc)	4	3,575
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A
4.350%	01/15/25(a)	3,771	3,666,549
5.450%	07/15/44	280	260,279
Florida Power & Light Co.,
First Mortgage
2.875%	12/04/51	5	3,405
3.150%	10/01/49	36	26,151
Georgia Power Co.,
Sr. Unsec’d. Notes, Series B
2.650%	09/15/29	95	81,000
Iberdrola International BV (Spain),
Gtd. Notes
6.750%	09/15/33	1,150	1,199,242
Interstate Power & Light Co.,
Sr. Unsec’d. Notes
3.250%	12/01/24	20	19,321
3.600%	04/01/29	50	45,541
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes, 144A, GMTN
4.250%	08/14/28	680	637,202
Jersey Central Power & Light Co.,
Sr. Unsec’d. Notes, 144A
4.700%	04/01/24	50	49,315
Kentucky Utilities Co.,
First Mortgage
4.375%	10/01/45	3,050	2,581,062
MidAmerican Energy Co.,
First Mortgage
3.150%	04/15/50	5	3,552
3.650%	04/15/29	20	18,754
3.650%	08/01/48	20	15,731

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Narragansett Electric Co. (The),
Sr. Unsec’d. Notes, 144A
3.395%	04/09/30(a)		1,050	$937,139
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes
1.900%	06/15/28		15	12,837
2.250%	06/01/30		20	16,462
2.440%	01/15/32		11	8,865
3.000%	01/15/52		58	38,400
Northern States Power Co.,
First Mortgage
2.250%	04/01/31		10	8,292
2.600%	06/01/51		5	3,203
3.600%	09/15/47		10	7,737
NRG Energy, Inc.,
Gtd. Notes, 144A
3.625%	02/15/31		100	76,513
3.875%	02/15/32		325	245,033
5.250%	06/15/29		375	331,310
Sr. Sec’d. Notes, 144A
2.000%	12/02/25		285	253,984
2.450%	12/02/27		1,245	1,032,640
3.750%	06/15/24		50	48,152
Ohio Power Co.,
Sr. Unsec’d. Notes, Series P
2.600%	04/01/30		25	21,217
Sr. Unsec’d. Notes, Series Q
1.625%	01/15/31		5	3,874
Sr. Unsec’d. Notes, Series R
2.900%	10/01/51		5	3,270
Oncor Electric Delivery Co. LLC,
Sr. Sec’d. Notes
3.700%	11/15/28		40	37,743
3.800%	06/01/49		6	4,857
Pacific Gas & Electric Co.,
First Mortgage
2.100%	08/01/27		10	8,562
3.250%	06/15/23		25	24,708
3.450%	07/01/25		13	12,332
3.750%	08/15/42		50	33,355
3.850%	11/15/23		40	39,476
4.000%	12/01/46		15	10,170
4.450%	04/15/42		5	3,734
4.550%	07/01/30		1,748	1,584,573
4.950%	07/01/50		69	54,058
PacifiCorp,
First Mortgage
3.300%	03/15/51		390	281,140
PECO Energy Co.,
First Mortgage
2.800%	06/15/50		25	16,504
Perusahaan Listrik Negara PT (Indonesia),
Sr. Unsec’d. Notes, 144A
1.875%	11/05/31	EUR	324	247,178
PG&E Energy Recovery Funding LLC,
Sr. Sec’d. Notes, Series A-3
2.822%	07/15/48		20	14,141

SEE NOTES TO FINANCIAL STATEMENTS.

A179

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Progress Energy, Inc.,
Sr. Unsec’d. Notes
7.000%	10/30/31	90	$98,103
Public Service Co. of Colorado,
First Mortgage, Series 34
3.200%	03/01/50	5	3,584
Public Service Electric & Gas Co.,
First Mortgage, MTN
2.050%	08/01/50	45	25,146
Public Service Enterprise Group, Inc.,
Sr. Unsec’d. Notes
1.600%	08/15/30	35	27,191
Rochester Gas & Electric Corp.,
First Mortgage, 144A
3.100%	06/01/27	45	41,325
San Diego Gas & Electric Co.,
First Mortgage
4.150%	05/15/48	20	16,818
5.350%	05/15/35	40	38,885
First Mortgage, Series WWW
2.950%	08/15/51	5	3,399
Sr. Sec’d. Notes, Series VVV
1.700%	10/01/30	10	7,925
Sempra Energy,
Sr. Unsec’d. Notes
3.400%	02/01/28	35	32,522
4.000%	02/01/48	5	3,931
Sierra Pacific Power Co.,
General Ref. Mortgage
2.600%	05/01/26	20	18,548
Southern California Edison Co.,
First Mortgage
1.100%	04/01/24	135	128,350
2.250%	06/01/30	35	28,877
2.850%	08/01/29	40	34,768
3.650%	02/01/50	25	18,376
First Mortgage, SOFR Index + 0.640%
4.963%(c)	04/03/23	40	39,962
First Mortgage, Series 20A
2.950%	02/01/51	5	3,205
First Mortgage, Series A
4.200%	03/01/29	20	19,026
First Mortgage, Series G
2.500%	06/01/31	10	8,241
First Mortgage, Series H
3.650%	06/01/51	5	3,671
First Ref. Mortgage
5.500%	03/15/40	10	9,676
First Ref. Mortgage, Series C
4.125%	03/01/48	50	39,945
Southwestern Public Service Co.,
First Mortgage
3.750%	06/15/49	30	22,967
Tampa Electric Co.,
Sr. Unsec’d. Notes
3.450%	03/15/51	40	28,122

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Electric (cont’d.)
Toledo Edison Co. (The),
First Mortgage, 144A
2.650%	05/01/28		10	$8,683
Trans-Allegheny Interstate Line Co.,
Sr. Unsec’d. Notes, 144A
3.850%	06/01/25		100	96,691
Tucson Electric Power Co.,
Sr. Unsec’d. Notes
4.000%	06/15/50		1,500	1,140,260
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes
4.450%	02/15/44		15	12,860
Vistra Corp.,
Jr. Sub. Notes, 144A
7.000%(ff)	12/15/26(oo)		625	569,758
8.000%(ff)	10/15/26(oo)		2,075	1,984,329
Vistra Operations Co. LLC,
Gtd. Notes, 144A
5.000%	07/31/27		450	418,774
5.625%	02/15/27(a)		600	573,017
Sr. Sec’d. Notes, 144A
3.550%	07/15/24		130	124,754
3.700%	01/30/27		2,000	1,820,512

				31,856,334

Electrical Components & Equipment — 0.1%
WESCO Distribution, Inc.,
Gtd. Notes, 144A
7.125%	06/15/25		575	582,866
7.250%	06/15/28		550	557,620

				1,140,486

Electronics — 0.1%
Agilent Technologies, Inc.,
Sr. Unsec’d. Notes
2.300%	03/12/31		45	36,413
Honeywell International, Inc.,
Sr. Unsec’d. Notes
1.100%	03/01/27		20	17,432
1.950%	06/01/30		30	24,816
Sensata Technologies BV,
Gtd. Notes, 144A
5.000%	10/01/25		1,000	977,500
TD SYNNEX Corp.,
Sr. Unsec’d. Notes
1.250%	08/09/24		30	27,847
Sr. Unsec’d. Notes, Sr. Unsec’d. Notes
2.650%	08/09/31		25	18,906

				1,102,914

Engineering & Construction — 0.4%
Cellnex Telecom SA (Spain),
Sr. Unsec’d. Notes, EMTN
1.750%	10/23/30	EUR	2,800	2,317,829
GMR Hyderabad International Airport Ltd. (India),
Sr. Sec’d. Notes, 144A
4.250%	10/27/27(a)		345	296,873

SEE NOTES TO FINANCIAL STATEMENTS.

A180

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Engineering & Construction (cont’d.)
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A
4.250%	10/31/26		605	$574,485
5.500%	07/31/47		1,690	1,301,300

				4,490,487

Entertainment — 0.4%
AMC Entertainment Holdings, Inc.,
Sec’d. Notes, 144A, Cash coupon 10.000% or PIK 12.000% or Cash coupon 5.000% and PIK 6.000%
10.000%	06/15/26		366	151,971
Caesars Entertainment, Inc.,
Sr. Sec’d. Notes, 144A
6.250%	07/01/25		860	836,712
Golden Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A
7.625%	04/15/26		875	862,836
Penn Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A
5.625%	01/15/27		800	724,729
Warnermedia Holdings, Inc.,
Gtd. Notes, 144A
3.528%	03/15/24		20	19,380
5.050%	03/15/42		1,065	818,986
5.141%	03/15/52		1,015	745,299
5.391%	03/15/62		485	355,290

				4,515,203

Environmental Control — 0.0%
Republic Services, Inc.,
Sr. Unsec’d. Notes
0.875%	11/15/25		10	8,919
2.500%	08/15/24		30	28,756
3.950%	05/15/28		20	19,041
Waste Connections, Inc.,
Sr. Unsec’d. Notes
3.500%	05/01/29		35	32,030
Waste Management, Inc.,
Gtd. Notes
2.400%	05/15/23		30	29,709

				118,455

Foods — 0.9%
Bellis Acquisition Co. PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
3.250%	02/16/26	GBP	3,100	3,038,475
Bellis Finco PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
4.000%	02/16/27	GBP	1,600	1,407,373
Campbell Soup Co.,
Sr. Unsec’d. Notes
3.950%	03/15/25		45	43,960
4.800%	03/15/48		55	48,899
General Mills, Inc.,
Sr. Unsec’d. Notes
2.250%	10/14/31		5	4,010

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Foods (cont’d.)
Hershey Co. (The),
Sr. Unsec’d. Notes
1.700%	06/01/30		10	$8,018
Kraft Heinz Foods Co.,
Gtd. Notes
4.625%	10/01/39		645	566,240
5.000%	06/04/42(a)		1,475	1,332,471
Market Bidco Finco PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
5.500%	11/04/27	GBP	2,500	2,295,796
Mars, Inc.,
Gtd. Notes, 144A
3.875%	04/01/39		440	372,365
3.950%	04/01/49		25	20,585
4.125%	04/01/54		415	334,424
Sr. Unsec’d. Notes, 144A
2.375%	07/16/40		10	6,785
Mondelez International, Inc.,
Sr. Unsec’d. Notes
1.500%	02/04/31		30	23,072
Smithfield Foods, Inc.,
Sr. Unsec’d. Notes, 144A
3.000%	10/15/30		10	7,611
Tyson Foods, Inc.,
Sr. Unsec’d. Notes
5.100%	09/28/48		15	13,916

				9,524,000

Forest Products & Paper — 0.0%
Georgia-Pacific LLC,
Sr. Unsec’d. Notes, 144A
0.950%	05/15/26		40	35,112
Suzano Austria GmbH (Brazil),
Gtd. Notes, Series DM3N
3.125%	01/15/32		10	7,787

				42,899

Gas — 0.2%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes
5.875%	08/20/26		1,100	1,046,729
Atmos Energy Corp.,
Sr. Unsec’d. Notes
1.500%	01/15/31		55	42,841
2.625%	09/15/29		15	13,028
2.850%	02/15/52		5	3,260
CenterPoint Energy Resources Corp.,
Sr. Unsec’d. Notes
0.700%	03/02/23		105	104,250
1.750%	10/01/30		10	7,925
NiSource, Inc.,
Sr. Unsec’d. Notes
0.950%	08/15/25		75	67,649
1.700%	02/15/31		120	91,391
3.600%	05/01/30		36	32,096
4.800%	02/15/44		300	264,878

SEE NOTES TO FINANCIAL STATEMENTS.

A181

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Gas (cont’d.)
Piedmont Natural Gas Co., Inc.,
Sr. Unsec’d. Notes
4.100%	09/18/34		20	$17,092
Southern California Gas Co.,
First Mortgage, Series WW
3.950%	02/15/50		45	35,028
Southern Co. Gas Capital Corp.,
Gtd. Notes
4.400%	06/01/43		1,050	862,119

				2,588,286

Healthcare-Products — 0.3%
Abbott Laboratories,
Sr. Unsec’d. Notes
4.750%	11/30/36		10	9,904
DH Europe Finance II Sarl,
Gtd. Notes
1.350%	09/18/39	EUR	1,275	922,453
Medline Borrower LP,
Sr. Sec’d. Notes, 144A
3.875%	04/01/29		325	261,937
Sr. Unsec’d. Notes, 144A
5.250%	10/01/29(a)		225	178,825
Medtronic Global Holdings SCA,
Gtd. Notes
1.375%	10/15/40	EUR	540	372,496
1.625%	10/15/50	EUR	495	312,490
2.250%	03/07/39	EUR	300	247,501
Stryker Corp.,
Sr. Unsec’d. Notes
2.125%	11/30/27	EUR	510	507,915
3.650%	03/07/28		30	28,497
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes, EMTN
1.500%	10/01/39	EUR	600	433,025
1.875%	10/01/49	EUR	425	287,053

				3,562,096

Healthcare-Services — 0.7%
Adventist Health System/West,
Bonds
2.952%	03/01/29		10	8,507
Advocate Health & Hospitals Corp.,
Sr. Unsec’d. Notes
3.387%	10/15/49		20	14,339
Aetna, Inc.,
Sr. Unsec’d. Notes
2.800%	06/15/23		20	19,794
3.875%	08/15/47		3	2,318
6.750%	12/15/37		1,900	2,029,640
AHS Hospital Corp.,
Sr. Unsec’d. Notes, Series 2021
2.780%	07/01/51		10	6,167
Ascension Health,
Sr. Unsec’d. Notes, Series B
3.106%	11/15/39		20	15,277

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
Baylor Scott & White Holdings,
Unsec’d. Notes, Series 2021
2.839%	11/15/50	10	$6,598
Bon Secours Mercy Health, Inc.,
Sec’d. Notes, Series 20-2
2.095%	06/01/31	10	7,762
City of Hope,
Sr. Sec’d. Notes, Series 2013
5.623%	11/15/43	20	19,709
CommonSpirit Health,
Sr. Sec’d. Notes
1.547%	10/01/25	35	31,498
2.782%	10/01/30	5	4,112
3.910%	10/01/50	5	3,698
4.187%	10/01/49	30	23,300
Duke University Health System, Inc.,
Sr. Unsec’d. Notes, Series 2017
3.920%	06/01/47	25	20,179
Elevance Health, Inc.,
Sr. Unsec’d. Notes
2.375%	01/15/25	15	14,240
4.650%	01/15/43	385	348,610
HCA, Inc.,
Gtd. Notes
5.375%	02/01/25	940	938,987
7.500%	11/06/33	500	526,224
Gtd. Notes, MTN
7.750%	07/15/36	500	547,657
Kaiser Foundation Hospitals,
Unsec’d. Notes, Series 2021
3.002%	06/01/51	10	6,800
Laboratory Corp. of America Holdings,
Sr. Unsec’d. Notes
2.950%	12/01/29	25	21,497
3.600%	02/01/25(a)	675	653,505
Mount Sinai Hospitals Group, Inc.,
Sec’d. Notes, Series 2017
3.981%	07/01/48	2	1,614
Sec’d. Notes, Series 2019
3.737%	07/01/49	29	21,574
Unsec’d. Notes, Series 2020
3.391%	07/01/50	10	6,750
Northwell Healthcare, Inc.,
Sec’d. Notes
3.809%	11/01/49	10	7,147
Orlando Health Obligated Group,
Unsec’d. Notes
4.089%	10/01/48	25	19,736
PeaceHealth Obligated Group,
Sr. Unsec’d. Notes, Series 2020
1.375%	11/15/25	10	8,958
Piedmont Healthcare, Inc.,
Sec’d. Notes, Series 2032
2.044%	01/01/32	10	7,686
Providence St. Joseph Health Obligated Group,
Unsec’d. Notes, Series 19A
2.532%	10/01/29	50	42,066

SEE NOTES TO FINANCIAL STATEMENTS.

A182

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (cont’d.)
Quest Diagnostics, Inc.,
Sr. Unsec’d. Notes
2.950%	06/30/30	50	$43,229
Sutter Health,
Unsec’d. Notes, Series 20A
2.294%	08/15/30	6	4,845
3.361%	08/15/50	4	2,784
Tenet Healthcare Corp.,
Gtd. Notes, 144A
6.125%	10/01/28(a)	200	179,473
Sr. Sec’d. Notes, 144A
4.625%	06/15/28	285	255,445
4.875%	01/01/26	450	428,727
5.125%	11/01/27(a)	550	513,224
Trinity Health Corp.,
Sr. Unsec’d. Notes, Series 2019
3.434%	12/01/48	30	22,837
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
2.900%	05/15/50	20	13,631
3.050%	05/15/41	895	674,314
3.250%	05/15/51	5	3,604
3.500%	08/15/39	25	20,502
3.950%	10/15/42	220	186,265
4.450%	12/15/48	10	8,917
Universal Health Services, Inc.,
Sr. Sec’d. Notes, 144A
2.650%	10/15/30	25	19,876

			7,763,622

Home Builders — 0.1%
D.R. Horton, Inc.,
Gtd. Notes
2.500%	10/15/24	45	42,820
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A
5.875%	06/15/27	875	842,049
Sr. Unsec’d. Notes, 144A
5.125%	08/01/30	45	39,155

			924,024

Housewares — 0.1%
Newell Brands, Inc.,
Sr. Unsec’d. Notes
4.875%	06/01/25	670	653,645

Insurance — 0.6%
Allianz SE (Germany),
Jr. Sub. Notes, 144A
3.500%(ff)	11/17/25(oo)	200	168,500
American International Group, Inc.,
Sr. Unsec’d. Notes
4.800%	07/10/45	3	2,683
Everest Reinsurance Holdings, Inc.,
Sr. Unsec’d. Notes
3.500%	10/15/50	20	13,430

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Insurance (cont’d.)
Great-West Lifeco US Finance 2020 LP (Canada),
Gtd. Notes, 144A
0.904%	08/12/25		25	$22,257
Liberty Mutual Finance Europe DAC,
Gtd. Notes, 144A
1.750%	03/27/24	EUR	800	833,147
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
3.951%	10/15/50		1,030	725,446
Lincoln National Corp.,
Sr. Unsec’d. Notes
7.000%	06/15/40		405	419,298
Markel Corp.,
Sr. Unsec’d. Notes
5.000%	03/30/43		350	300,424
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
2.250%	11/15/30		5	4,090
2.375%	12/15/31		15	12,139
New York Life Insurance Co.,
Sub. Notes, 144A
3.750%	05/15/50		25	19,131
Principal Financial Group, Inc.,
Gtd. Notes
4.625%	09/15/42		150	125,416
Protective Life Corp.,
Sr. Unsec’d. Notes, 144A
3.400%	01/15/30		15	13,032
Sompo International Holdings Ltd. (Bermuda),
Sr. Unsec’d. Notes
7.000%	07/15/34		1,350	1,452,419
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
3.300%	05/15/50		10	7,017
4.270%	05/15/47		2,310	1,908,987
6.850%	12/16/39		196	215,472
W.R. Berkley Corp.,
Sr. Unsec’d. Notes
4.000%	05/12/50		15	11,427

				6,254,315

Internet — 0.0%
Alibaba Group Holding Ltd. (China),
Sr. Unsec’d. Notes
2.125%	02/09/31		200	157,752
Alphabet, Inc.,
Sr. Unsec’d. Notes
1.100%	08/15/30		20	15,703
1.900%	08/15/40		15	9,943
2.050%	08/15/50		5	2,967
Amazon.com, Inc.,
Sr. Unsec’d. Notes
1.000%	05/12/26		100	88,641
1.200%	06/03/27		20	17,334
2.100%	05/12/31		30	24,553
2.500%	06/03/50		25	15,863
2.700%	06/03/60		5	3,043

SEE NOTES TO FINANCIAL STATEMENTS.

A183

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Internet (cont’d.)
3.100%	05/12/51	25	$17,914
3.150%	08/22/27	45	42,368
3.250%	05/12/61	10	6,954
3.875%	08/22/37	50	44,348
Arches Buyer, Inc.,
Sr. Sec’d. Notes, 144A
4.250%	06/01/28	25	19,608
Expedia Group, Inc.,
Gtd. Notes
2.950%	03/15/31	2	1,610
3.250%	02/15/30	35	29,704
Gtd. Notes, 144A
6.250%	05/01/25	3	3,022
Netflix, Inc.,
Sr. Unsec’d. Notes
4.375%	11/15/26	18	17,567
5.750%	03/01/24	5	5,043

			523,937

Investment Companies — 0.0%
Blackstone Private Credit Fund,
Sr. Unsec’d. Notes
3.250%	03/15/27	20	16,855

Iron/Steel — 0.0%
ArcelorMittal SA (Luxembourg),
Sr. Unsec’d. Notes
3.600%	07/16/24	50	48,566
Nucor Corp.,
Sr. Unsec’d. Notes
2.000%	06/01/25	5	4,657
Steel Dynamics, Inc.,
Sr. Unsec’d. Notes
2.400%	06/15/25	5	4,684
3.250%	01/15/31	20	17,123
3.250%	10/15/50	5	3,252
3.450%	04/15/30	5	4,401
Vale Overseas Ltd. (Brazil),
Gtd. Notes
6.250%	08/10/26	50	51,603

			134,286

Lodging — 0.3%
Las Vegas Sands Corp.,
Sr. Unsec’d. Notes
2.900%	06/25/25	40	36,950
3.200%	08/08/24	105	99,242
3.500%	08/18/26	30	27,118
Marriott International, Inc.,
Sr. Unsec’d. Notes
3.125%	02/15/23	5	4,986
3.600%	04/15/24	30	29,363
3.750%	10/01/25	5	4,795
Sr. Unsec’d. Notes, Series EE
5.750%	05/01/25	59	59,624
Sr. Unsec’d. Notes, Series GG
3.500%	10/15/32(a)	1,825	1,516,975

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Lodging (cont’d.)
MGM Resorts International,
Gtd. Notes
4.750%	10/15/28	950	$829,415
Sands China Ltd. (Macau),
Sr. Unsec’d. Notes
5.625%	08/08/25	400	384,000

			2,992,468

Machinery-Construction & Mining — 0.0%
Caterpillar Financial Services Corp.,
Sr. Unsec’d. Notes, MTN
0.800%	11/13/25	10	8,986
1.100%	09/14/27	10	8,549
Caterpillar, Inc.,
Sr. Unsec’d. Notes
2.600%	04/09/30	10	8,725
3.250%	04/09/50	10	7,643

			33,903

Machinery-Diversified — 0.0%
Chart Industries, Inc.,
Sr. Sec’d. Notes, 144A
7.500%	01/01/30	175	175,726
Deere & Co.,
Sr. Unsec’d. Notes
3.100%	04/15/30	10	8,965
3.750%	04/15/50	10	8,477
Westinghouse Air Brake Technologies Corp.,
Gtd. Notes
4.400%	03/15/24	35	34,427
4.950%	09/15/28	30	28,835

			256,430

Media — 1.7%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes
4.500%	05/01/32	450	358,201
Sr. Unsec’d. Notes, 144A
4.500%	08/15/30	5	4,140
4.750%	03/01/30	8	6,909
5.375%	06/01/29(a)	800	723,140
5.500%	05/01/26(a)	1,650	1,597,981
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
2.250%	01/15/29	10	8,038
2.800%	04/01/31	100	77,750
3.500%	06/01/41	45	29,593
3.500%	03/01/42	50	32,305
3.950%	06/30/62	10	5,908
4.200%	03/15/28	30	27,560
4.500%	02/01/24	30	29,638
4.908%	07/23/25	65	63,746
5.050%	03/30/29	85	79,924
5.375%	05/01/47	20	15,759
5.750%	04/01/48	20	16,448
6.384%	10/23/35	2,487	2,428,815

SEE NOTES TO FINANCIAL STATEMENTS.

A184

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (cont’d.)
6.484%	10/23/45	1,140	$1,033,132
Comcast Corp.,
Gtd. Notes
2.350%	01/15/27	30	27,301
2.650%	02/01/30	10	8,634
2.650%	08/15/62	17	9,698
2.937%	11/01/56	26	16,308
3.150%	02/15/28	80	73,932
3.250%	11/01/39	35	27,321
3.900%	03/01/38	25	21,674
3.999%	11/01/49	85	67,707
4.000%	03/01/48	40	32,207
4.150%	10/15/28	50	48,057
Cox Communications, Inc.,
Gtd. Notes, 144A
2.950%	10/01/50	60	35,988
Sr. Unsec’d. Notes, 144A
3.150%	08/15/24	965	929,039
3.500%	08/15/27	65	60,280
CSC Holdings LLC,
Gtd. Notes, 144A
3.375%	02/15/31	1,000	652,349
5.500%	04/15/27(a)	650	547,013
Sr. Unsec’d. Notes, 144A
4.625%	12/01/30	1,000	550,289
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Gtd. Notes, 144A (original cost $401,250; purchased 07/18/19 - 09/21/20)(f)
6.625%	08/15/27	520	5,816
Sec’d. Notes, 144A (original cost $1,322,435; purchased 07/18/19 - 08/30/22)(f)
5.375%	08/15/26	3,180	378,607
Discovery Communications LLC,
Gtd. Notes
5.300%	05/15/49	275	208,438
DISH DBS Corp.,
Gtd. Notes
5.000%	03/15/23	1,100	1,094,990
7.375%	07/01/28	400	282,720
Fox Corp.,
Sr. Unsec’d. Notes
3.050%	04/07/25	5	4,785
4.030%	01/25/24	30	29,641
NBCUniversal Media LLC,
Gtd. Notes
4.450%	01/15/43	10	8,772
Sirius XM Radio, Inc.,
Gtd. Notes, 144A
3.125%	09/01/26	15	13,318
4.000%	07/15/28	15	13,022
TCI Communications, Inc.,
Sr. Unsec’d. Notes
7.875%	02/15/26	750	812,264
Time Warner Cable LLC,
Sr. Sec’d. Notes
6.550%	05/01/37	40	37,932

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Media (cont’d.)
TPC Holdings, Inc.,
Sr. Unsec’d. Notes, 144A, Cash coupon N/A or PIK 17.000%
17.000%	06/18/28		119	$119,235
TWDC Enterprises 18 Corp.,
Gtd. Notes, MTN
1.850%	07/30/26		30	27,136
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A
5.125%	02/15/25		1,175	1,119,376
6.625%	06/01/27		975	941,644
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes
4.125%	08/15/30	GBP	900	828,258
4.250%	01/15/30	GBP	800	749,631
Walt Disney Co. (The),
Gtd. Notes
3.800%	03/22/30		85	79,108
6.400%	12/15/35		31	33,914
7.625%	11/30/28		500	563,288
Ziggo BV (Netherlands),
Sr. Sec’d. Notes
2.875%	01/15/30	EUR	1,910	1,634,818

				18,633,497

Mining — 0.2%
Barrick North America Finance LLC (Canada),
Gtd. Notes
5.700%	05/30/41		10	10,058
5.750%	05/01/43		420	424,797
BHP Billiton Finance USA Ltd. (Australia),
Gtd. Notes
6.420%	03/01/26		120	125,325
First Quantum Minerals Ltd. (Zambia),
Gtd. Notes, 144A
6.500%	03/01/24		525	514,694
FMG Resources August 2006 Pty Ltd. (Australia),
Gtd. Notes, 144A
4.375%	04/01/31		25	20,781
Freeport Indonesia PT (Indonesia),
Sr. Unsec’d. Notes, 144A, MTN
5.315%	04/14/32		450	412,924
Freeport-McMoRan, Inc.,
Gtd. Notes
3.875%	03/15/23		20	19,959
5.450%	03/15/43		20	18,025
Glencore Canada Corp. (Switzerland),
Gtd. Notes
6.200%	06/15/35		50	48,052
Glencore Funding LLC (Australia),
Gtd. Notes, 144A
2.625%	09/23/31		25	19,930
3.875%	04/27/51		25	18,076
4.125%	03/12/24		15	14,742
Kinross Gold Corp. (Canada),
Gtd. Notes
4.500%	07/15/27		25	23,660
5.950%	03/15/24		50	50,061

SEE NOTES TO FINANCIAL STATEMENTS.

A185

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Mining (cont’d.)
Newmont Corp.,
Gtd. Notes
2.250%	10/01/30	5	$4,019
2.800%	10/01/29	30	25,566
Southern Copper Corp. (Mexico),
Sr. Unsec’d. Notes
3.875%	04/23/25	50	48,551
Teck Resources Ltd. (Canada),
Sr. Unsec’d. Notes
3.900%	07/15/30	30	26,978
Yamana Gold, Inc. (Canada),
Gtd. Notes
4.625%	12/15/27	45	41,793

			1,867,991

Miscellaneous Manufacturing — 0.0%
Carlisle Cos., Inc.,
Sr. Unsec’d. Notes
2.200%	03/01/32	15	11,404
General Electric Co.,
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.380%
4.912%(c)	05/05/26	95	91,290
Hillenbrand, Inc.,
Gtd. Notes
5.000%	09/15/26	100	96,453
Pentair Finance Sarl,
Gtd. Notes
4.500%	07/01/29	50	46,272
Teledyne Technologies, Inc.,
Gtd. Notes
2.750%	04/01/31	60	49,151
Textron, Inc.,
Sr. Unsec’d. Notes
2.450%	03/15/31	64	51,263

			345,833

Multi-National — 0.1%
Inter-American Development Bank (Supranational Bank),
Unsec’d. Notes
6.950%	08/01/26	1,500	1,620,352

Office/Business Equipment — 0.0%
CDW LLC/CDW Finance Corp.,
Gtd. Notes
2.670%	12/01/26	20	17,784
3.276%	12/01/28	25	21,453
5.500%	12/01/24	14	13,950

			53,187

Oil & Gas — 2.2%
Aker BP ASA (Norway),
Gtd. Notes, 144A
3.100%	07/15/31	705	573,533
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A
7.000%	11/01/26	350	340,755
9.000%	11/01/27	179	218,542

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Sr. Unsec’d. Notes, 144A
8.250%	12/31/28	450	$441,623
BP Capital Markets America, Inc.,
Gtd. Notes
1.749%	08/10/30	10	7,978
2.772%	11/10/50	145	92,644
2.939%	06/04/51	1,845	1,218,119
3.000%	02/24/50	60	40,704
3.060%	06/17/41	7	5,220
3.379%	02/08/61	5	3,457
4.234%	11/06/28	50	48,414
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes
2.950%	07/15/30	10	8,420
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
3.750%	02/15/52	340	238,772
5.250%	06/15/37	30	27,398
5.400%	06/15/47	1,030	930,157
Chevron Corp.,
Sr. Unsec’d. Notes
2.954%	05/16/26	20	18,979
3.078%	05/11/50	10	7,273
Chevron USA, Inc.,
Gtd. Notes
1.018%	08/12/27	10	8,579
2.343%	08/12/50	10	6,262
3.850%	01/15/28	10	9,656
3.900%	11/15/24	50	49,157
Cimarex Energy Co.,
Sr. Unsec’d. Notes
4.375%	03/15/29	10	7,748
CITGO Petroleum Corp.,
Sr. Sec’d. Notes, 144A
7.000%	06/15/25	800	782,004
Continental Resources, Inc.,
Gtd. Notes
3.800%	06/01/24	10	9,723
4.500%	04/15/23	5	4,982
Gtd. Notes, 144A
2.268%	11/15/26	10	8,672
Devon Energy Corp.,
Sr. Unsec’d. Notes
4.500%	01/15/30	6	5,598
4.750%	05/15/42	6	5,093
5.250%	09/15/24	2	2,000
5.250%	10/15/27	15	14,900
5.600%	07/15/41	870	812,820
5.850%	12/15/25	30	30,574
Devon OEI Operating LLC,
Sr. Unsec’d. Notes
7.500%	09/15/27	20	21,635
Diamondback Energy, Inc.,
Gtd. Notes
3.125%	03/24/31	25	20,722
3.250%	12/01/26	20	18,632

SEE NOTES TO FINANCIAL STATEMENTS.

A186

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes
5.875%	09/18/23		1,195	$1,185,440
6.875%	04/29/30		497	449,785
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A
5.750%	01/30/28		1,300	1,244,774
Energean Israel Finance Ltd. (Israel),
Sr. Sec’d. Notes, 144A
4.500%	03/30/24		500	481,500
4.875%	03/30/26		547	501,975
5.375%	03/30/28		890	793,101
EOG Resources, Inc.,
Sr. Unsec’d. Notes
4.375%	04/15/30		15	14,520
EQT Corp.,
Sr. Unsec’d. Notes, 144A
3.125%	05/15/26		10	9,207
Equinor ASA (Norway),
Gtd. Notes
1.750%	01/22/26		10	9,140
Exxon Mobil Corp.,
Sr. Unsec’d. Notes
2.992%	03/19/25		15	14,459
3.452%	04/15/51		25	18,950
3.482%	03/19/30		10	9,316
Helmerich & Payne, Inc.,
Sr. Unsec’d. Notes
2.900%	09/29/31		25	20,241
Hess Corp.,
Sr. Unsec’d. Notes
4.300%	04/01/27		45	43,067
5.600%	02/15/41		15	14,203
7.300%	08/15/31		5	5,435
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes, 144A
4.750%	04/24/25		1,160	1,116,717
4.750%	04/19/27		200	182,725
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes
5.125%	12/15/26		50	49,804
MEG Energy Corp. (Canada),
Gtd. Notes, 144A
7.125%	02/01/27(a)		425	432,969
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
6.450%	09/15/36		945	964,085
Petrobras Global Finance BV (Brazil),
Gtd. Notes
6.250%	03/17/24		30	30,090
6.625%	01/16/34	GBP	680	711,515
Petroleos Mexicanos (Mexico),
Gtd. Notes
4.750%	02/26/29	EUR	394	329,709
5.350%	02/12/28		157	132,037
5.950%	01/28/31		20	15,120
6.490%	01/23/27		1,550	1,415,150

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Oil & Gas (cont’d.)
6.500%	03/13/27		1,753	$1,593,039
6.500%	01/23/29(a)		700	597,702
6.700%	02/16/32		16	12,540
6.840%	01/23/30		306	253,062
Gtd. Notes, EMTN
3.750%	02/21/24	EUR	400	418,760
4.875%	02/21/28	EUR	1,530	1,337,152
Phillips 66,
Gtd. Notes
1.300%	02/15/26		22	19,669
2.150%	12/15/30		53	42,386
Phillips 66 Co.,
Gtd. Notes, 144A
2.450%	12/15/24		50	47,038
4.680%	02/15/45		1,900	1,652,273
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
0.550%	05/15/23		55	54,089
1.125%	01/15/26		25	22,278
1.900%	08/15/30		795	623,824
2.150%	01/15/31		5	3,966
QatarEnergy Trading LLC (Qatar),
Sr. Unsec’d. Notes, 144A
1.375%	09/12/26		200	176,788
3.125%	07/12/41		640	489,320
Shell International Finance BV (Netherlands),
Gtd. Notes
3.250%	04/06/50		10	7,276
4.000%	05/10/46		20	16,509
TotalEnergies Capital International SA (France),
Gtd. Notes
3.127%	05/29/50		4	2,837
Transocean, Inc.,
Gtd. Notes, 144A
8.000%	02/01/27		125	101,469
Valero Energy Corp.,
Sr. Unsec’d. Notes
2.150%	09/15/27(a)		845	741,278

				24,449,034

Oil & Gas Services — 0.0%
Cameron International Corp.,
Gtd. Notes
7.000%	07/15/38		450	442,831
Halliburton Co.,
Sr. Unsec’d. Notes
2.920%	03/01/30		6	5,153
3.800%	11/15/25		8	7,780

				455,764

Packaging & Containers — 0.1%
Amcor Flexibles North America, Inc.,
Gtd. Notes
2.630%	06/19/30		55	44,651
Berry Global, Inc.,
Sr. Sec’d. Notes
1.570%	01/15/26		90	80,362

SEE NOTES TO FINANCIAL STATEMENTS.

A187

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Packaging & Containers (cont’d.)
Sr. Sec’d. Notes, 144A
4.875%	07/15/26	20	$19,315
Graphic Packaging International LLC,
Gtd. Notes
4.125%	08/15/24	575	562,355
Sr. Sec’d. Notes, 144A
1.512%	04/15/26	30	26,200
WRKCo, Inc.,
Gtd. Notes
3.000%	06/15/33	5	3,990
3.900%	06/01/28	16	14,755
4.650%	03/15/26	25	24,606
4.900%	03/15/29	15	14,437

			790,671

Pharmaceuticals — 2.2%
AbbVie, Inc.,
Sr. Unsec’d. Notes
2.950%	11/21/26	300	279,555
3.200%	11/21/29	59	53,196
3.800%	03/15/25	1,040	1,013,816
4.050%	11/21/39	5,170	4,427,689
4.250%	11/14/28	50	48,346
4.300%	05/14/36	10	9,040
4.500%	05/14/35	1,715	1,596,582
4.550%	03/15/35	2,040	1,907,052
4.875%	11/14/48	35	32,229
Astrazeneca Finance LLC (United Kingdom),
Gtd. Notes
2.250%	05/28/31	8	6,640
AstraZeneca PLC (United Kingdom),
Sr. Unsec’d. Notes
0.700%	04/08/26	45	39,648
Bausch Health Americas, Inc.,
Gtd. Notes, 144A
8.500%	01/31/27	320	168,019
Bausch Health Cos., Inc.,
Gtd. Notes, 144A
5.000%	01/30/28	430	208,602
5.000%	02/15/29	250	120,000
5.250%	01/30/30	325	155,327
5.250%	02/15/31	225	108,508
6.250%	02/15/29	1,150	554,875
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes
1.957%	02/11/31	20	15,802
3.700%	06/06/27	136	128,650
3.794%	05/20/50	27	20,761
4.685%	12/15/44	9	8,009
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
2.350%	11/13/40	10	6,864
4.125%	06/15/39	470	419,017
Cigna Corp.,
Gtd. Notes
3.250%	04/15/25	20	19,264
3.875%	10/15/47	20	15,437

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (cont’d.)
4.125%	11/15/25	45	$44,003
4.375%	10/15/28	1,390	1,340,826
4.500%	02/25/26	3,690	3,636,503
Sr. Unsec’d. Notes
2.400%	03/15/30	140	117,313
3.200%	03/15/40	460	347,969
CVS Health Corp.,
Sr. Unsec’d. Notes
1.750%	08/21/30	60	47,165
2.125%	09/15/31	40	31,700
2.625%	08/15/24	100	96,010
2.700%	08/21/40	480	328,813
3.000%	08/15/26	12	11,207
3.625%	04/01/27	50	47,456
3.750%	04/01/30	110	99,831
4.300%	03/25/28	98	94,791
4.780%	03/25/38	290	265,718
Johnson & Johnson,
Sr. Unsec’d. Notes
2.100%	09/01/40	10	6,868
Merck & Co., Inc.,
Sr. Unsec’d. Notes
1.450%	06/24/30	25	19,949
2.350%	06/24/40	10	6,977
2.750%	12/10/51	15	10,096
Mylan, Inc.,
Gtd. Notes
5.200%	04/15/48	890	666,367
Novartis Capital Corp. (Switzerland),
Gtd. Notes
2.750%	08/14/50	10	6,958
Pfizer, Inc.,
Sr. Unsec’d. Notes
3.000%	12/15/26	20	18,958
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes
2.875%	09/23/23	16	15,724
3.200%	09/23/26	3,785	3,549,562
Takeda Pharmaceutical Co. Ltd. (Japan),
Sr. Unsec’d. Notes
3.025%	07/09/40	525	385,505
Utah Acquisition Sub, Inc.,
Gtd. Notes
3.950%	06/15/26	30	28,038
5.250%	06/15/46	185	140,178
Viatris, Inc.,
Gtd. Notes
3.850%	06/22/40	5	3,351
4.000%	06/22/50	1,292	800,329
Zoetis, Inc.,
Sr. Unsec’d. Notes
3.900%	08/20/28	30	28,521

			23,559,614

SEE NOTES TO FINANCIAL STATEMENTS.

A188

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines — 1.8%
Boardwalk Pipelines LP,
Gtd. Notes
3.400%	02/15/31	1,805	$1,511,136
4.450%	07/15/27	60	57,026
Cameron LNG LLC,
Sr. Sec’d. Notes, 144A
2.902%	07/15/31	10	8,436
3.302%	01/15/35	45	36,578
3.701%	01/15/39	10	7,916
Cheniere Energy Partners LP,
Gtd. Notes
3.250%	01/31/32	15	11,948
DCP Midstream Operating LP,
Gtd. Notes
3.250%	02/15/32	18	14,822
Energy Transfer LP,
Jr. Sub. Notes, Series B
6.625%(ff)	02/15/28(oo)	10	7,318
Jr. Sub. Notes, Series G
7.125%(ff)	05/15/30(oo)	895	747,671
Jr. Sub. Notes, Series H
6.500%(ff)	11/15/26(a)(oo)	1,365	1,185,602
Sr. Unsec’d. Notes
2.900%	05/15/25	5	4,711
3.600%	02/01/23	13	12,972
3.750%	05/15/30	60	52,894
4.050%	03/15/25	50	48,449
4.200%	04/15/27	120	113,258
4.250%	04/01/24	5	4,909
4.900%	02/01/24	10	9,877
4.950%	06/15/28	20	19,318
5.000%	05/15/50	293	236,543
5.150%	03/15/45	55	45,660
5.250%	04/15/29	25	24,238
5.300%	04/15/47	120	100,395
5.400%	10/01/47	60	51,068
5.500%	06/01/27	50	49,694
6.125%	12/15/45	90	83,458
6.250%	04/15/49	1,470	1,372,814
6.500%	02/01/42	5	4,940
Sr. Unsec’d. Notes, Series 05Y
4.200%	09/15/23	17	16,855
Sr. Unsec’d. Notes, Series 20Y
5.800%	06/15/38	20	18,375
Enterprise Products Operating LLC,
Gtd. Notes
2.800%	01/31/30	5	4,260
3.125%	07/31/29	30	26,411
3.300%	02/15/53	15	10,017
3.700%	01/31/51	130	94,547
3.950%	01/31/60	800	581,745
4.150%	10/16/28	30	28,406
4.250%	02/15/48	45	36,287
4.800%	02/01/49	30	25,920
4.850%	03/15/44	25	21,956
4.900%	05/15/46	2,115	1,853,170

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
Gtd. Notes, Series D
6.875%	03/01/33	10	$10,928
Fermaca Enterprises S de RL de CV (Mexico),
Sr. Sec’d. Notes, 144A
6.375%	03/30/38	341	319,955
Florida Gas Transmission Co. LLC,
Sr. Unsec’d. Notes, 144A
2.300%	10/01/31	30	23,007
Kinder Morgan Energy Partners LP,
Gtd. Notes
4.300%	05/01/24	30	29,618
4.700%	11/01/42	5	4,142
5.400%	09/01/44	13	11,685
7.300%	08/15/33	10	10,818
Kinder Morgan, Inc.,
Gtd. Notes
1.750%	11/15/26	30	26,471
3.250%	08/01/50	782	507,115
3.600%	02/15/51	1,178	814,343
4.300%	06/01/25	30	29,450
5.300%	12/01/34	23	21,529
Gtd. Notes, 144A
5.625%	11/15/23	37	37,004
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes
4.200%	03/15/45	1,000	715,408
MPLX LP,
Sr. Unsec’d. Notes
1.750%	03/01/26	85	75,878
2.650%	08/15/30	30	24,340
4.000%	02/15/25	55	53,296
4.125%	03/01/27	50	47,333
4.500%	04/15/38	970	815,269
4.800%	02/15/29	40	38,259
4.875%	06/01/25	10	9,885
4.950%	03/14/52	15	12,317
5.200%	03/01/47	115	97,761
5.500%	02/15/49	40	35,383
NGPL PipeCo LLC,
Sr. Unsec’d. Notes, 144A
4.875%	08/15/27	255	242,921
Northern Natural Gas Co.,
Sr. Unsec’d. Notes, 144A
3.400%	10/16/51	5	3,393
Northwest Pipeline LLC,
Sr. Unsec’d. Notes
7.125%	12/01/25	40	41,414
ONEOK Partners LP,
Gtd. Notes
5.000%	09/15/23	30	29,901
6.850%	10/15/37	1,250	1,266,142
ONEOK, Inc.,
Gtd. Notes
2.200%	09/15/25	50	45,918
3.100%	03/15/30	75	62,932
4.350%	03/15/29	100	92,730
4.500%	03/15/50	2,685	2,014,459

SEE NOTES TO FINANCIAL STATEMENTS.

A189

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (cont’d.)
4.950%	07/13/47	450	$365,257
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.550%	12/15/29	20	17,382
3.850%	10/15/23	40	39,438
4.650%	10/15/25	10	9,792
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A
3.600%	05/15/25	75	70,789
Southern Natural Gas Co. LLC,
Sr. Unsec’d. Notes
8.000%	03/01/32	10	10,978
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A
7.500%	10/01/25	1,150	1,160,109
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes
5.500%	03/01/30	15	14,135
Tennessee Gas Pipeline Co. LLC,
Gtd. Notes
7.000%	03/15/27	10	10,588
7.000%	10/15/28	10	10,675
Gtd. Notes, 144A
2.900%	03/01/30	10	8,383
Transcontinental Gas Pipe Line Co. LLC,
Sr. Unsec’d. Notes
3.250%	05/15/30	80	69,494
Venture Global Calcasieu Pass LLC,
Sr. Sec’d. Notes, 144A
3.875%	08/15/29	115	100,685
4.125%	08/15/31	80	68,201
Western Midstream Operating LP,
Sr. Unsec’d. Notes
5.450%	04/01/44	575	480,252
5.500%	02/01/50	5	4,134
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
2.600%	03/15/31	30	24,342
3.750%	06/15/27	25	23,564
4.000%	09/15/25	60	58,301
4.900%	01/15/45	1,200	1,020,592
5.300%	08/15/52	30	27,025
8.750%	03/15/32	10	11,875

			19,718,595

Real Estate — 0.1%
Greystar Real Estate Partners LLC,
Sr. Sec’d. Notes, 144A
5.750%	12/01/25	1,200	1,172,654

Real Estate Investment Trusts (REITs) — 0.7%
Alexandria Real Estate Equities, Inc.,
Gtd. Notes
1.875%	02/01/33	5	3,725
2.000%	05/18/32	5	3,847
3.800%	04/15/26	25	24,200

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (cont’d.)
American Tower Corp.,
Sr. Unsec’d. Notes
1.300%	09/15/25		25	$22,567
1.600%	04/15/26		50	44,466
2.700%	04/15/31		90	73,200
3.600%	01/15/28		17	15,640
4.000%	06/01/25		75	73,022
4.400%	02/15/26		25	24,380
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes
3.900%	03/15/27		35	32,275
4.050%	07/01/30		1,145	1,006,397
Camden Property Trust,
Sr. Unsec’d. Notes
2.800%	05/15/30		5	4,306
Crown Castle, Inc.,
Sr. Unsec’d. Notes
1.350%	07/15/25		25	22,730
2.250%	01/15/31		75	59,976
2.500%	07/15/31		35	28,189
3.300%	07/01/30		30	26,209
4.000%	03/01/27		10	9,523
5.200%	02/15/49		10	8,987
Diversified Healthcare Trust,
Gtd. Notes
9.750%	06/15/25		500	479,458
Essex Portfolio LP,
Gtd. Notes
1.650%	01/15/31		25	18,620
Global Net Lease, Inc./Global Net Lease Operating Partnership LP,
Gtd. Notes, 144A
3.750%	12/15/27		20	16,841
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
3.350%	09/01/24		70	67,028
4.000%	01/15/30		50	43,746
4.000%	01/15/31		10	8,505
5.375%	11/01/23		50	49,836
5.750%	06/01/28		50	49,236
Healthpeak Properties, Inc.,
Sr. Unsec’d. Notes
1.350%	02/01/27		15	13,017
Host Hotels & Resorts LP,
Sr. Unsec’d. Notes, Series E
4.000%	06/15/25		40	38,448
Kimco Realty Corp.,
Sr. Unsec’d. Notes
2.250%	12/01/31		20	15,328
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes
0.993%	10/15/26	EUR	675	546,657
3.500%	03/15/31		925	636,371
Necessity Retail REIT, Inc. (The)/American Finance Operating Partner LP,
Gtd. Notes, 144A
4.500%	09/30/28		10	7,350

SEE NOTES TO FINANCIAL STATEMENTS.

A190

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Real Estate Investment Trusts (REITs) (cont’d.)
Prologis LP,
Sr. Unsec’d. Notes
1.250%	10/15/30	10	$7,591
1.750%	02/01/31	25	19,686
Realty Income Corp.,
Sr. Unsec’d. Notes
1.800%	03/15/33	15	10,791
2.200%	06/15/28	5	4,287
2.850%	12/15/32	530	430,504
3.950%	08/15/27	91	86,962
4.875%	06/01/26	50	49,766
Simon Property Group LP,
Sr. Unsec’d. Notes
2.450%	09/13/29	40	33,437
3.250%	11/30/26	20	18,716
Spirit Realty LP,
Gtd. Notes
2.100%	03/15/28	15	12,224
2.700%	02/15/32	2,190	1,623,846
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC,
Sr. Sec’d. Notes, 144A
7.875%	02/15/25	550	533,804
Ventas Realty LP,
Gtd. Notes
3.000%	01/15/30	5	4,214
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A
3.500%	02/15/25	25	23,647
4.625%	06/15/25	405	388,323
Welltower, Inc.,
Sr. Unsec’d. Notes
2.050%	01/15/29	15	12,186
2.700%	02/15/27	25	22,520
2.800%	06/01/31	35	27,883
Weyerhaeuser Co.,
Sr. Unsec’d. Notes
7.375%	03/15/32	6	6,646
WP Carey, Inc.,
Sr. Unsec’d. Notes
2.250%	04/01/33	1,930	1,431,336

			8,222,449

Retail — 0.6%
1011778 BC ULC/New Red Finance, Inc. (Canada),
Sec’d. Notes, 144A
4.000%	10/15/30(a)	1,500	1,215,675
7-Eleven, Inc.,
Sr. Unsec’d. Notes, 144A
0.950%	02/10/26	79	69,120
Alimentation Couche-Tard, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
3.800%	01/25/50	20	14,183
At Home Group, Inc.,
Sr. Sec’d. Notes, 144A
4.875%	07/15/28	275	194,307

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Retail (cont’d.)
AutoNation, Inc.,
Sr. Unsec’d. Notes
4.750%	06/01/30		25	$22,371
Dollar Tree, Inc.,
Sr. Unsec’d. Notes
2.650%	12/01/31(a)		1,340	1,081,026
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes
6.250%	10/30/25	EUR	1,600	1,496,819
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
2.950%	06/15/29		49	44,340
3.350%	04/15/50		5	3,726
3.900%	12/06/28		10	9,635
4.875%	02/15/44		10	9,592
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes
1.300%	04/15/28		65	53,981
1.700%	09/15/28		20	16,799
1.700%	10/15/30		10	7,811
2.800%	09/15/41		25	17,018
3.650%	04/05/29		30	27,674
3.700%	04/15/46		15	11,148
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
3.800%	04/01/28		30	28,701
Nordstrom, Inc.,
Sr. Unsec’d. Notes
2.300%	04/08/24		20	18,737
O’Reilly Automotive, Inc.,
Sr. Unsec’d. Notes
1.750%	03/15/31		2,155	1,666,870
QVC, Inc.,
Sr. Sec’d. Notes
4.450%	02/15/25		40	32,702
Ross Stores, Inc.,
Sr. Unsec’d. Notes
4.600%	04/15/25		50	49,623
4.700%	04/15/27		2	1,968
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes
5.625%	12/01/25		454	437,303
Tractor Supply Co.,
Sr. Unsec’d. Notes
1.750%	11/01/30		55	42,250
Walmart, Inc.,
Sr. Unsec’d. Notes
1.800%	09/22/31		10	8,154
2.375%	09/24/29		2	1,753
2.500%	09/22/41		15	10,954
4.500%	09/09/52		10	9,542

				6,603,782

Semiconductors — 0.4%
Analog Devices, Inc.,
Sr. Unsec’d. Notes
2.800%	10/01/41		5	3,679

SEE NOTES TO FINANCIAL STATEMENTS.

A191

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Semiconductors (cont’d.)
2.950%	04/01/25	5	$4,802
2.950%	10/01/51	30	20,290
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes
3.875%	01/15/27	80	75,621
Broadcom, Inc.,
Gtd. Notes
4.150%	11/15/30	9	8,063
Gtd. Notes, 144A
2.450%	02/15/31	30	23,619
Sr. Unsec’d. Notes, 144A
3.137%	11/15/35	3,006	2,205,371
3.419%	04/15/33	1,442	1,157,467
3.469%	04/15/34	50	39,642
4.926%	05/15/37	100	87,403
Intel Corp.,
Sr. Unsec’d. Notes
2.800%	08/12/41	5	3,485
3.050%	08/12/51	15	9,749
3.100%	02/15/60	10	6,237
3.900%	03/25/30	20	18,765
KLA Corp.,
Sr. Unsec’d. Notes
4.100%	03/15/29	50	48,380
5.000%	03/15/49	50	46,767
Lam Research Corp.,
Sr. Unsec’d. Notes
1.900%	06/15/30	25	20,336
Microchip Technology, Inc.,
Sr. Unsec’d. Notes
0.972%	02/15/24	65	61,796
NVIDIA Corp.,
Sr. Unsec’d. Notes
1.550%	06/15/28	30	25,647
3.500%	04/01/40	10	8,102
NXP BV/NXP Funding LLC (China),
Gtd. Notes
4.875%	03/01/24	75	74,334
NXP BV/NXP Funding LLC/NXP USA, Inc. (China),
Gtd. Notes
2.500%	05/11/31	65	51,179
2.650%	02/15/32	35	27,230
3.400%	05/01/30	40	34,383
4.300%	06/18/29	110	101,922
Texas Instruments, Inc.,
Sr. Unsec’d. Notes
2.700%	09/15/51	5	3,469
2.900%	11/03/27	10	9,314

			4,177,052

Shipbuilding — 0.0%
Huntington Ingalls Industries, Inc.,
Gtd. Notes
4.200%	05/01/30	20	18,114

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Software — 0.2%
Adobe, Inc.,
Sr. Unsec’d. Notes
2.150%	02/01/27	20	$18,224
Autodesk, Inc.,
Sr. Unsec’d. Notes
2.400%	12/15/31	30	24,060
Boxer Parent Co., Inc.,
Sec’d. Notes, 144A
9.125%	03/01/26	850	803,364
Electronic Arts, Inc.,
Sr. Unsec’d. Notes
1.850%	02/15/31	65	51,146
Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes
3.100%	03/01/41	10	6,925
Fiserv, Inc.,
Sr. Unsec’d. Notes
2.250%	06/01/27	21	18,751
2.750%	07/01/24	50	48,226
3.500%	07/01/29	40	36,045
3.800%	10/01/23	15	14,845
4.200%	10/01/28	40	37,860
Microsoft Corp.,
Sr. Unsec’d. Notes
2.400%	08/08/26	10	9,329
2.525%	06/01/50	1,842	1,227,523
2.921%	03/17/52	89	63,411
Oracle Corp.,
Sr. Unsec’d. Notes
1.650%	03/25/26	80	71,694
2.650%	07/15/26	50	45,976
2.950%	04/01/30	100	85,360
3.600%	04/01/50	31	21,149
3.650%	03/25/41	10	7,393
3.850%	04/01/60	5	3,345
3.950%	03/25/51	5	3,602
4.000%	11/15/47	25	18,353
Salesforce, Inc.,
Sr. Unsec’d. Notes
1.500%	07/15/28	10	8,544
VMware, Inc.,
Sr. Unsec’d. Notes
1.800%	08/15/28	10	8,164
2.200%	08/15/31	30	22,745
3.900%	08/21/27	35	32,663
4.700%	05/15/30	43	40,004

			2,728,701

Telecommunications — 1.7%
AT&T, Inc.,
Sr. Unsec’d. Notes
1.700%	03/25/26	200	180,514
2.250%	02/01/32	45	35,284
2.300%	06/01/27	75	66,835
2.550%	12/01/33	347	266,843
2.750%	06/01/31	110	91,339
3.500%	09/15/53	2,881	1,960,144

SEE NOTES TO FINANCIAL STATEMENTS.

A192

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
3.550%	09/15/55	972	$656,507
3.650%	09/15/59	180	121,854
3.800%	12/01/57	13	9,010
4.250%	03/01/27	10	9,734
4.300%	02/15/30	545	512,508
4.350%	03/01/29	45	42,826
4.500%	05/15/35	900	818,565
4.500%	03/09/48	10	8,139
6.950%	01/15/28	10	10,519
Deutsche Telekom International Finance BV (Germany),
Gtd. Notes
8.750%	06/15/30	10	11,786
Digicel International Finance Ltd./Digicel International Holdings Ltd. (Jamaica),
Gtd. Notes, 144A, Cash coupon 6.000% and PIK 7.000% (original cost $556,233; purchased 06/29/21 - 12/15/22)(f)
13.000%	12/31/25(a)	554	288,266
Sr. Sec’d. Notes, 144A (original cost $202,500; purchased 07/28/20)(f)
8.750%	05/25/24	200	171,350
Sr. Sec’d. Notes, 144A (original cost $1,009,327; purchased 07/27/20)(f)
8.750%	05/25/24	997	855,311
Digicel Ltd. (Jamaica),
Gtd. Notes, 144A (original cost $301,250; purchased 09/11/20 )(f)
6.750%	03/01/23	500	190,000
Level 3 Financing, Inc.,
Gtd. Notes, 144A
3.625%	01/15/29	40	29,264
Lumen Technologies, Inc.,
Sr. Unsec’d. Notes, Series P
7.600%	09/15/39	550	374,805
Motorola Solutions, Inc.,
Sr. Unsec’d. Notes
2.300%	11/15/30	49	38,446
4.600%	05/23/29	60	56,990
Sprint LLC,
Gtd. Notes
7.625%	02/15/25	2,502	2,590,648
7.625%	03/01/26	100	105,231
7.875%	09/15/23	2,000	2,029,863
T-Mobile USA, Inc.,
Gtd. Notes
2.250%	02/15/26	45	40,983
2.250%	11/15/31	100	78,640
2.550%	02/15/31	10	8,149
2.625%	02/15/29	10	8,488
3.300%	02/15/51	5	3,333
3.750%	04/15/27	125	117,856
3.875%	04/15/30	137	124,358
4.375%	04/15/40	435	373,216
4.500%	04/15/50	3,140	2,592,695
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
1.500%	09/18/30	75	58,345
1.680%	10/30/30	32	24,870
1.750%	01/20/31	55	42,602
2.100%	03/22/28	230	199,523
2.355%	03/15/32	110	87,235

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (cont’d.)
2.550%	03/21/31	80	$65,840
2.650%	11/20/40	3,440	2,322,054
2.850%	09/03/41	10	6,920
2.875%	11/20/50	10	6,307
3.150%	03/22/30	35	30,835
3.400%	03/22/41	1,185	892,372
3.550%	03/22/51	90	64,427
4.016%	12/03/29	140	131,019
4.329%	09/21/28	115	110,697
Vodafone Group PLC (United Kingdom),
Sr. Unsec’d. Notes
3.750%	01/16/24	20	19,748

			18,943,093

Transportation — 0.1%
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
3.050%	02/15/51	5	3,474
3.550%	02/15/50	5	3,849
4.900%	04/01/44	10	9,465
CSX Corp.,
Sr. Unsec’d. Notes
3.250%	06/01/27	10	9,368
3.800%	03/01/28	16	15,258
FedEx Corp.,
Gtd. Notes
3.100%	08/05/29	10	8,789
4.250%	05/15/30	20	18,855
Indian Railway Finance Corp. Ltd. (India),
Sr. Unsec’d. Notes, 144A, MTN
3.570%	01/21/32	480	410,923
Kansas City Southern,
Gtd. Notes
3.500%	05/01/50	25	17,844
Lima Metro Line 2 Finance Ltd. (Peru),
Sr. Sec’d. Notes
5.875%	07/05/34	95	91,652
Norfolk Southern Corp.,
Sr. Unsec’d. Notes
2.900%	06/15/26	14	13,114
3.800%	08/01/28	54	51,449
Union Pacific Corp.,
Sr. Unsec’d. Notes
3.750%	03/15/24	20	19,665
3.799%	10/01/51	9	7,208
3.950%	08/15/59	35	27,506

			708,419

Trucking & Leasing — 0.0%
Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A
1.200%	11/15/25	20	17,601
1.700%	06/15/26	30	26,201
2.700%	11/01/24	20	18,877
4.000%	07/15/25	25	23,918

SEE NOTES TO FINANCIAL STATEMENTS.

A193

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Trucking & Leasing (cont’d.)
4.125%	08/01/23	5	$4,956

			91,553

TOTAL CORPORATE BONDS (cost $441,730,664)			374,362,229

FLOATING RATE AND OTHER LOANS — 1.1%
Airlines — 0.1%
United Airlines, Inc.,
Class B Term Loan, 3 Month LIBOR + 3.750%
8.108%(c)	04/21/28	679	667,815

Commercial Services — 0.0%
Adtalem Global Education, Inc.,
Term B Loan, 1 Month LIBOR + 4.000%
8.389%(c)	08/12/28	225	222,762

Computers — 0.2%
McAfee Corp.,
Tranche B-1 Term Loan, 1 Month SOFR + 3.750%
7.974%(c)	03/01/29	1,343	1,247,544
Peraton Corp.,
First Lien Term B Loan, 1 Month LIBOR + 3.750%
8.134%(c)	02/01/28	748	729,019

			1,976,563

Insurance — 0.1%
Asurion LLC,
New B-7 Term Loan, 1 Month LIBOR + 3.000%
7.384%(c)	11/03/24	460	446,165
New B-9 Term Loan, 1 Month LIBOR + 3.250%
7.634%(c)	07/31/27	344	299,687

			745,852

Media — 0.1%
CSC Holdings LLC,
2017 Refinancing Term Loan, 1 Month LIBOR + 2.250%
6.575%(c)	07/17/25	186	175,303
September 2019 Term Loan, 1 Month LIBOR + 2.500%
6.818%(c)	04/15/27	766	681,929
Diamond Sports Group LLC,
First Lien Term Loan, 1 Month SOFR + 8.100%
12.317%(c)	05/25/26^	145	134,975
Second Lien Term loan, 1 Month SOFR + 3.350%
7.567%(c)	08/24/26	1,959	236,690
iHeartCommunications, Inc.,
New Term Loan, 1 Month LIBOR + 3.000%
7.384%(c)	05/01/26	313	286,038

			1,514,935

Metal Fabricate/Hardware — 0.1%
Tank Holding Corp.,
Term Loan, 1 Month SOFR + 5.850%
10.173%(c)	03/31/28	1,418	1,339,892

Oil & Gas — 0.0%
Ascent Resources Utica Holdings LLC,
Second Lien Term Loan, 3 Month LIBOR + 9.000%
12.941%(c)	11/01/25	388	408,370

Interest Rate	Maturity Date	Principal Amount (000)#		Value

FLOATING RATE AND OTHER LOANS (continued)
Real Estate Investment Trusts (REITs) — 0.1%
Blackstone Mortgage Trust, Inc.,
Term Loan, 1 Month LIBOR + 2.250%
6.634%(c)	04/23/26		490	$477,014

Retail — 0.3%
EG Group Ltd. (United Kingdom),
Additional Second Lien Loan Facility, 6 Month EURIBOR + 7.000%
9.752%(c)	04/30/27	EUR	3,500	3,193,955

Telecommunications — 0.1%
CenturyLink, Inc.,
Term B Loan, 1 Month LIBOR + 2.250%
6.634%(c)	03/15/27		396	375,001
Digicel International Finance Ltd. (Saint Lucia),
First Lien Initial Term B Loan, 1 Month LIBOR + 3.250%
7.634%(c)	05/27/24		1,375	1,148,256

				1,523,257

TOTAL FLOATING RATE AND OTHER LOANS (cost $13,956,280)				12,070,415

MUNICIPAL BONDS — 1.3%
Arizona — 0.0%
Salt River Project Agricultural Improvement & Power District,
Revenue Bonds, BABs
4.839%	01/01/41		30	29,260

California — 0.4%
Bay Area Toll Authority,
Taxable, Revenue Bonds, BABs, Series S3
6.907%	10/01/50		1,125	1,377,504
State of California,
General Obligation Unlimited, BABs
7.300%	10/01/39		1,550	1,880,821
General Obligation Unlimited, Taxable, BABs
7.625%	03/01/40		725	912,665

				4,170,990

Colorado — 0.1%
Colorado Health Facilities Authority,
Taxable, Revenue Bonds, Series B
2.800%	12/01/26		5	4,588
Regional Transportation District Sales Tax Revenue,
Revenue Bonds, BABs, Series B
5.844%	11/01/50		770	829,177

				833,765

Illinois — 0.1%
Chicago O’Hare International Airport,
Revenue Bonds, BABs, Series B
6.395%	01/01/40		1,380	1,537,573
State of Illinois,
General Obligation Unlimited, Taxable, Series A
3.140%	10/01/24		35	33,580

				1,571,153

Missouri — 0.0%
Health & Educational Facilities Authority of the State of Missouri,
Taxable, Revenue Bonds, Series A
3.652%	08/15/57		20	15,108

SEE NOTES TO FINANCIAL STATEMENTS.

A194

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
New Jersey — 0.4%
New Jersey Turnpike Authority,
Taxable, Revenue Bonds, BABs, Series A
7.102%	01/01/41	1,175	$1,412,097
Taxable, Revenue Bonds, BABs, Series F
7.414%	01/01/40	2,050	2,535,281

			3,947,378

New York — 0.0%
New York State Urban Development Corp.,
Taxable, Revenue Bonds, Series B
2.590%	03/15/35	20	15,103
Port Authority of New York & New Jersey,
Revenue Bonds
6.040%	12/01/29	25	26,252

			41,355

Ohio — 0.1%
Ohio State University (The),
Taxable, Revenue Bonds, BABs, Series C
4.910%	06/01/40	695	702,724

Oregon — 0.0%
State of Oregon Department of Transportation,
Taxable, Revenue Bonds, BABs, Series A
5.834%	11/15/34	615	658,728

Pennsylvania — 0.1%
Pennsylvania Turnpike Commission,
Revenue Bonds, BABs, Series B
5.511%	12/01/45	825	829,562

Puerto Rico — 0.1%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue,
Revenue Bonds, Series A-1
5.000%	07/01/58	1,710	1,546,925

Texas — 0.0%
Grand Parkway Transportation Corp.,
Taxable, Revenue Bonds, Series B
3.236%	10/01/52	20	14,298
Texas Private Activity Bond Surface Transportation Corp.,
Taxable, Revenue Bonds, Series B
3.922%	12/31/49	450	336,111

			350,409

TOTAL MUNICIPAL BONDS (cost $13,269,333)			14,697,357

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 4.0%
Alternative Loan Trust,
Series 2004-18CB, Class 3A1
5.250%	09/25/35	12	11,531
Bellemeade Re Ltd.,
Series 2018-03A, Class M1B, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)
6.239%(c)	10/25/28	87	86,718
Series 2020-02A, Class M1C, 144A, 1 Month LIBOR + 4.000% (Cap N/A, Floor 4.000%)
8.387%(c)	08/26/30	5	4,783

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2020-03A, Class M1C, 144A, 1 Month LIBOR + 3.700% (Cap N/A, Floor 3.700%)
8.089%(c)	10/25/30	263	$264,843
Series 2021-03A, Class M1B, 144A, 30 Day Average SOFR + 1.400% (Cap N/A, Floor 1.400%)
5.328%(c)	09/25/31	200	189,403
Series 2022-01, Class M1B, 144A, 30 Day Average SOFR + 2.150% (Cap N/A, Floor 2.150%)
6.078%(c)	01/26/32	490	466,574
Series 2022-01, Class M1C, 144A, 30 Day Average SOFR + 3.700% (Cap N/A, Floor 3.700%)
7.628%(c)	01/26/32	1,240	1,035,521
BVRT Financing Trust,
Series 2021-04, Class F, 144A, 1 Month SOFR + 2.000%
5.807%(c)	09/12/26^	1,511	1,503,486
Citigroup Mortgage Loan Trust,
Series 2011-12, Class 3A2, 144A
3.632%(cc)	09/25/47	258	226,100
Connecticut Avenue Securities Trust,
Series 2018-R07, Class 1B1, 144A, 1 Month LIBOR + 4.350% (Cap N/A, Floor 0.000%)
8.739%(c)	04/25/31	370	375,964
Series 2019-R07, Class 1M2, 144A, 1 Month LIBOR + 2.100% (Cap N/A, Floor 0.000%)
6.489%(c)	10/25/39	56	55,425
Series 2022-R04, Class 1B1, 144A, 30 Day Average SOFR + 5.250% (Cap N/A, Floor 0.000%)
9.178%(c)	03/25/42	260	260,001
Credit Suisse Mortgage Trust,
Series 2020-RPL05, Class A1, 144A
3.023%(cc)	08/25/60	337	322,095
Eagle Re Ltd.,
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)
6.089%(c)	11/25/28	585	583,101
Series 2019-01, Class M1B, 144A, 1 Month LIBOR + 1.800% (Cap N/A, Floor 0.000%)
6.189%(c)	04/25/29	180	176,662
Series 2021-01, Class M1B, 144A, 30 Day Average SOFR + 2.150% (Cap N/A, Floor 2.150%)
6.078%(c)	10/25/33	334	333,481
Series 2021-01, Class M1C, 144A, 30 Day Average SOFR + 2.700% (Cap N/A, Floor 2.700%)
6.628%(c)	10/25/33	940	931,016
Series 2021-02, Class M1C, 144A, 30 Day Average SOFR + 3.450% (Cap N/A, Floor 3.450%)
7.378%(c)	04/25/34	910	893,935
Fannie Mae REMIC,
Series 2011-116, Class ZA
3.500%	11/25/41	1,775	1,625,949
Series 2012-34, Class EB
4.000%	04/25/42	1,575	1,464,071
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2020-HQA05, Class B1, 144A, 30 Day Average SOFR + 4.000% (Cap N/A, Floor 0.000%)
7.928%(c)	11/25/50	900	859,501

SEE NOTES TO FINANCIAL STATEMENTS.

A195

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2020-HQA05, Class M2, 144A, 30 Day Average SOFR + 2.600% (Cap N/A, Floor 0.000%)
6.528%(c)	11/25/50	2,607	$2,601,595
Series 2021-DNA02, Class B1, 144A, 30 Day Average SOFR + 3.400% (Cap N/A, Floor 0.000%)
7.328%(c)	08/25/33	3,335	3,080,139
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-DNA02, Class M2, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 0.000%)
6.239%(c)	02/25/50	524	522,527
Series 2020-DNA03, Class B1, 144A, 1 Month LIBOR + 5.100% (Cap N/A, Floor 0.000%)
9.489%(c)	06/25/50	163	170,270
Series 2020-DNA04, Class B1, 144A, 1 Month LIBOR + 6.000% (Cap N/A, Floor 0.000%)
10.389%(c)	08/25/50	1,529	1,625,215
Series 2020-DNA05, Class B1, 144A, 30 Day Average SOFR + 4.800% (Cap N/A, Floor 0.000%)
8.728%(c)	10/25/50	670	686,006
Series 2020-DNA05, Class M2, 144A, 30 Day Average SOFR + 2.800% (Cap N/A, Floor 0.000%)
6.728%(c)	10/25/50	197	198,570
Series 2020-HQA02, Class M2, 144A, 1 Month LIBOR + 3.100% (Cap N/A, Floor 0.000%)
7.489%(c)	03/25/50	37	37,941
Series 2020-HQA04, Class B1, 144A, 1 Month LIBOR + 5.250% (Cap N/A, Floor 0.000%)
9.639%(c)	09/25/50	320	326,799
Series 2020-HQA04, Class M2, 144A, 1 Month LIBOR + 3.150% (Cap N/A, Floor 0.000%)
7.539%(c)	09/25/50	2	1,881
Series 2021-DNA01, Class B1, 144A, 30 Day Average SOFR + 2.650% (Cap N/A, Floor 0.000%)
6.578%(c)	01/25/51	200	179,832
Series 2021-DNA05, Class B1, 144A, 30 Day Average SOFR + 3.050% (Cap N/A, Floor 0.000%)
6.978%(c)	01/25/34	590	538,829
Series 2021-DNA05, Class M2, 144A, 30 Day Average SOFR + 1.650% (Cap N/A, Floor 0.000%)
5.578%(c)	01/25/34	316	311,980
Series 2021-DNA07, Class B1, 144A, 30 Day Average SOFR + 3.650% (Cap N/A, Floor 0.000%)
7.578%(c)	11/25/41	155	143,962
Series 2021-DNA07, Class M2, 144A, 30 Day Average SOFR + 1.800% (Cap N/A, Floor 0.000%)
5.728%(c)	11/25/41	100	93,918
Series 2021-HQA01, Class B1, 144A, 30 Day Average SOFR + 3.000% (Cap N/A, Floor 0.000%)
6.928%(c)	08/25/33	160	135,193
Series 2021-HQA01, Class M2, 144A, 30 Day Average SOFR + 2.250% (Cap N/A, Floor 0.000%)
6.178%(c)	08/25/33	4,200	3,955,696
Series 2021-HQA03, Class B1, 144A, 30 Day Average SOFR + 3.350% (Cap N/A, Floor 0.000%)
7.278%(c)	09/25/41	540	461,224

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2021-HQA03, Class M2, 144A, 30 Day Average SOFR + 2.100% (Cap N/A, Floor 0.000%)
6.028%(c)	09/25/41	1,020	$897,830
Series 2021-HQA04, Class M2, 144A, 30 Day Average SOFR + 2.350% (Cap N/A, Floor 0.000%)
6.278%(c)	12/25/41	800	706,003
Freddie Mac REMIC,
Series 4289, Class WZ
3.000%	01/15/44	743	672,971
Series 4768, Class GA
3.500%	09/15/45	515	493,431
Series 4939, Class KT
3.000%	07/15/48	459	409,758
GCAT Asset-Backed Notes,
Series 2021-01, Class A1, 144A
2.487%	11/25/49	2,865	2,648,941
Home Re Ltd.,
Series 2019-01, Class M1, 144A, 1 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)
6.039%(c)	05/25/29	179	176,571
Series 2020-01, Class M1C, 144A, 1 Month LIBOR + 4.150% (Cap N/A, Floor 4.150%)
8.539%(c)	10/25/30	75	74,679
Series 2021-02, Class M1B, 144A, 30 Day Average SOFR + 1.600% (Cap N/A, Floor 0.000%)
5.528%(c)	01/25/34	530	517,189
Series 2021-02, Class M1C, 144A, 30 Day Average SOFR + 2.800% (Cap N/A, Floor 0.000%)
6.728%(c)	01/25/34	815	754,781
Legacy Mortgage Asset Trust,
Series 2020-GS01, Class A1, 144A
2.882%	10/25/59	944	936,725
Series 2020-SL01, Class A, 144A
2.734%	01/25/60	303	295,449
New Residential Mortgage Loan Trust,
Series 2018-04A, Class A1S, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)
5.139%(c)	01/25/48	430	412,673
Oaktown Re II Ltd.,
Series 2018-01A, Class M1, 144A, 1 Month LIBOR + 1.550% (Cap N/A, Floor 0.000%)
5.939%(c)	07/25/28	103	103,192
Oaktown Re V Ltd.,
Series 2020-02A, Class M1B, 144A, 1 Month LIBOR + 3.600% (Cap N/A, Floor 3.600%)
7.989%(c)	10/25/30	20	20,130
Oaktown Re VII Ltd.,
Series 2021-02, Class M1B, 144A, 30 Day Average SOFR + 2.900% (Cap N/A, Floor 2.900%)
6.828%(c)	04/25/34	900	799,885
PNMAC GMSR Issuer Trust,
Series 2018-GT01, Class A, 144A, 1 Month LIBOR + 2.850% (Cap N/A, Floor 2.850%)
7.239%(c)	02/25/23	1,280	1,250,995
Series 2018-GT02, Class A, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)
7.039%(c)	08/25/25	1,200	1,177,820

SEE NOTES TO FINANCIAL STATEMENTS.

A196

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#			Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Radnor Re Ltd.,
Series 2018-01, Class M2, 144A, 1 Month LIBOR + 2.700% (Cap N/A, Floor 0.000%)
7.089%(c)	03/25/28		918		$918,386
Series 2020-01, Class M1A, 144A, 1 Month LIBOR + 0.950% (Cap N/A, Floor 0.950%)
5.339%(c)	01/25/30		90		89,385
Series 2020-01, Class M1B, 144A, 1 Month LIBOR + 1.450% (Cap N/A, Floor 1.450%)
5.839%(c)	01/25/30		1,500		1,487,013
Series 2021-02, Class M1A, 144A, 30 Day Average SOFR + 1.850% (Cap N/A, Floor 1.850%)
5.778%(c)	11/25/31		612		597,591
Series 2021-02, Class M1B, 144A, 30 Day Average SOFR + 3.700% (Cap N/A, Floor 3.700%)
7.628%(c)	11/25/31		900		850,151
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-01, Class 4A3
3.780%(cc)	02/25/34		180		168,898
Series 2004-18, Class 3A1
4.361%(cc)	12/25/34		1,135		1,042,441
TFS (Spain),
Series 2018-03
0.000%(s)	04/16/40^	EUR	—	(r)	2,355

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $46,564,941)					44,246,980

SOVEREIGN BONDS — 2.6%
1MDB Global Investments Ltd. (Malaysia),
Sr. Unsec’d. Notes
4.400%	03/09/23		2,000		1,954,125
Bermuda Government International Bond (Bermuda),
Sr. Unsec’d. Notes, 144A
2.375%	08/20/30		570		478,729
Brazil Minas SPE via State of Minas Gerais (Brazil),
Gov’t. Gtd. Notes
5.333%	02/15/28		963		931,883
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
4.500%	01/28/26		250		234,656
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes, 144A
5.500%	02/22/29		1,180		1,080,659
6.000%	07/19/28		575		551,209
Egypt Government International Bond (Egypt),
Sr. Unsec’d. Notes, 144A, MTN
4.750%	04/16/26	EUR	300		264,936
Hellenic Republic Government International Bond (Greece),
Sr. Unsec’d. Notes
5.200%	07/17/34	EUR	1,500		1,606,093
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes
5.375%	03/25/24		290		289,329
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
1.100%	03/12/33	EUR	410		318,690

Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
1.450%	09/18/26	EUR	375	$364,990
3.375%	07/30/25	EUR	3,125	3,312,332
Sr. Unsec’d. Notes, EMTN
3.750%	06/14/28	EUR	1,250	1,294,826
Japan Bank for International Cooperation (Japan),
Gov’t. Gtd. Notes, Series DTC
2.500%	05/23/24		1,000	968,282
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, 144A
3.375%	09/27/23		600	591,477
Sr. Unsec’d. Notes, 144A, MTN
1.750%	09/05/24		600	569,617
3.000%	03/12/24		600	586,585
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes
2.783%	01/23/31		10	8,268
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes, 144A
5.103%	04/23/48		780	779,902
Republic of Italy Government International Bond (Italy),
Sr. Unsec’d. Notes
2.875%	10/17/29		200	166,110
Sr. Unsec’d. Notes, EMTN
6.000%	08/04/28	GBP	1,995	2,415,352
Sr. Unsec’d. Notes, MTN
5.375%	06/15/33		4,730	4,511,617
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, 144A, MTN
3.875%	10/29/35	EUR	278	218,874
Sr. Unsec’d. Notes, EMTN
3.875%	10/29/35	EUR	398	313,352
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes
1.500%	06/26/29	EUR	1,443	1,101,825
3.125%	05/15/27	EUR	2,264	2,078,605
Sr. Unsec’d. Notes, 144A
1.650%	03/03/33	EUR	353	228,563
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes
7.750%	09/01/24(d)		920	223,560
8.994%	02/01/26(d)		200	43,913
Sr. Unsec’d. Notes, 144A
4.375%	01/27/32(d)	EUR	1,090	205,647
7.750%	09/01/24(d)		930	225,990
8.994%	02/01/26(d)		200	43,913
9.750%	11/01/30(d)		400	85,950
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes
4.975%	04/20/55(a)		500	481,250

TOTAL SOVEREIGN BONDS (cost $35,528,961)				28,531,109

U.S. GOVERNMENT AGENCY OBLIGATIONS — 19.7%
Federal Home Loan Mortgage Corp.
3.500%	02/01/47		761	711,264
5.500%	10/01/33		359	369,925
5.500%	06/01/34		3	2,791
6.000%	11/01/33		30	30,486

SEE NOTES TO FINANCIAL STATEMENTS.

A197

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
6.000%	05/01/34	42	$42,304
6.000%	06/01/34	66	67,046
6.250%	07/15/32(k)(kk)	720	839,592
6.500%	07/01/32	4	4,559
6.500%	07/01/32	9	9,357
6.500%	08/01/32	20	20,468
6.500%	08/01/32	20	21,124
6.500%	08/01/32	22	22,144
6.500%	09/01/32	24	24,178
6.500%	09/01/32	69	70,854
6.750%	03/15/31(k)	600	705,975
Federal National Mortgage Assoc.
2.000%	TBA(tt)	6,500	5,287,492
2.500%	TBA	7,000	5,930,796
2.500%	TBA(tt)	28,500	24,125,658
3.000%	TBA(tt)	32,000	28,075,816
3.500%	TBA(tt)	51,000	46,323,439
4.500%	08/01/40	877	869,854
5.000%	TBA(tt)	17,500	17,241,375
5.500%	TBA(tt)	43,000	43,106,064
5.500%	02/01/33	5	5,296
5.500%	02/01/33	8	7,925
5.500%	03/01/33	11	11,406
5.500%	03/01/33	21	21,552
5.500%	03/01/33	22	22,634
5.500%	04/01/33	3	2,818
5.500%	04/01/33	13	13,457
5.500%	04/01/33	17	17,593
5.500%	04/01/33	17	17,637
5.500%	07/01/33	14	13,675
5.500%	07/01/33	16	16,792
5.500%	08/01/33	13	13,456
5.500%	02/01/34	15	15,227
5.500%	04/01/34	13	13,286
5.500%	06/01/34	17	16,691
6.000%	10/01/33	1	1,512
6.000%	10/01/33	161	164,553
6.000%	03/01/34	23	23,190
6.000%	02/01/35	94	96,849
6.000%	11/01/36	27	28,376
6.500%	08/01/32	67	69,268
6.500%	09/01/32	56	57,653
6.500%	09/01/32	91	95,059
6.500%	10/01/32	38	38,496
6.500%	04/01/33	69	71,467
6.500%	11/01/33	3	2,732
6.625%	11/15/30(k)	830	968,168
7.000%	05/01/32	47	47,037
7.000%	06/01/32	4	3,757
7.125%	01/15/30(k)	785	927,634
Government National Mortgage Assoc.
3.000%	TBA	13,000	11,572,363
3.500%	TBA	15,500	14,238,536
3.500%	01/20/48	110	102,970
4.000%	02/20/49	227	217,444
4.500%	TBA(tt)	11,000	10,669,038
5.500%	TBA	1,000	1,004,654
5.500%	01/15/33	31	32,966

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.500%	02/15/33	16	$16,938
5.500%	05/15/33	49	49,416
5.500%	05/15/33	134	135,843
5.500%	06/15/33	148	151,494
5.500%	09/15/33	21	21,746
5.500%	07/15/35	31	31,932
6.000%	12/15/32	64	67,151
6.000%	11/15/33	25	25,973
6.000%	01/15/34	6	6,371
6.000%	06/20/34	170	179,933
6.000%	11/15/34	230	240,162
6.500%	09/15/32	29	30,243
6.500%	09/15/32	81	83,787
6.500%	09/15/32	119	122,419
6.500%	11/15/33	67	68,872

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $217,601,623)			215,778,008

U.S. TREASURY OBLIGATIONS — 7.9%
U.S. Treasury Bonds
1.125%	05/15/40	30	18,806
1.750%	08/15/41	5,286	3,623,388
1.875%	02/15/41	138	97,281
2.000%	11/15/41	2,719	1,944,935
2.250%	05/15/41(h)(kk)	65,845	49,507,209
2.375%	02/15/42	1,255	958,898
2.500%	02/15/46(k)	1,580	1,185,988
2.500%	05/15/46	965	722,996
2.875%	05/15/52	2,565	2,065,627
3.000%	05/15/45(k)	4,065	3,358,071
3.000%	02/15/48(a)	4,410	3,632,738
3.000%	08/15/52	2,190	1,815,647
3.125%	02/15/43(k)	2,460	2,100,994
3.375%	08/15/42	5,210	4,658,880
U.S. Treasury Notes
2.375%	03/31/29(k)	615	559,794
4.125%	11/15/32	375	382,500
U.S. Treasury Strips Coupon
1.467%(s)	11/15/41	500	222,578
2.056%(s)	11/15/38	130	66,843
2.208%(s)	05/15/39	1,575	790,576
2.335%(s)	08/15/44	2,500	988,965
2.364%(s)	05/15/45	3,420	1,313,227
2.377%(s)	08/15/45	1,250	475,391
2.387%(s)	05/15/43	4,015	1,664,500
2.395%(s)	11/15/43	619	252,484
2.423%(s)	11/15/40	430	201,495
2.423%(s)	05/15/44(k)	7,225	2,879,275
3.143%(s)	08/15/41	1,350	607,816
3.176%(s)	08/15/40	120	56,972

TOTAL U.S. TREASURY OBLIGATIONS (cost $115,304,755)			86,153,874

		Shares

COMMON STOCKS — 0.3%
Chemicals — 0.0%
TPC Group, Inc.*^		14,880	297,600

SEE NOTES TO FINANCIAL STATEMENTS.

A198

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Gas Utilities — 0.1%
Ferrellgas Partners LP (Class B Stock)(original cost $1,543,888; purchased 10/25/19)^(f)	5,622	$1,123,107

Oil, Gas & Consumable Fuels — 0.2%
Chesapeake Energy Corp.	16,284	1,536,721

TOTAL COMMON STOCKS (cost $1,356,824)		2,957,428

PREFERRED STOCKS — 0.2%
Banks — 0.1%
Citigroup Capital XIII, 10.785%(c), 3 Month LIBOR + 6.370%, Maturing 10/30/40	45,000	1,278,000

Capital Markets — 0.1%
State Street Corp., 5.350%(c), 3 Month LIBOR + 3.709%, Series G, Maturing 03/15/26(oo)	35,000	822,850

TOTAL PREFERRED STOCKS (cost $2,000,000)		2,100,850

TOTAL LONG-TERM INVESTMENTS (cost $1,309,304,208)		1,174,005,117

SHORT-TERM INVESTMENTS — 13.4%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(wa)	126,191,991	126,191,991
PGIM Institutional Money Market Fund (cost $19,589,896; includes $19,505,025 of cash collateral for securities on loan)(b)(wa)	19,618,570	19,608,761

TOTAL SHORT-TERM INVESTMENTS (cost $145,781,887)		145,800,752

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN—120.7% (cost $1,455,086,095)		1,319,805,869

OPTIONS WRITTEN*~ — (0.0)%
(premiums received $6,696)		(283)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN—120.7% (cost $1,455,079,399)		1,319,805,586
Liabilities in excess of other assets(z) — (20.7)%		(225,952,353)

NET ASSETS — 100.0%		$1,093,853,233

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail. Excludes centrally cleared swaptions.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $5,933,236 and 0.5% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $19,155,254; cash collateral of $19,505,025 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2022.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $5,336,883. The aggregate value of $3,012,457 is 0.3% of net assets.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(kk)	Represents security, or a portion thereof, segregated as collateral for TBA securities.
(oo)	Perpetual security. Maturity date represents next call date.
(r)	Principal or notional amount is less than $500 par.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(tt)	All or partial principal amount represents “TBA” mortgage dollar rolls. The aggregate mortgage dollar roll principal amount of 189,500,000 is 17.3% of net assets.
(wa)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

SEE NOTES TO FINANCIAL STATEMENTS.

A199

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Options Written:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
CDX.NA.IG.38.V1, 06/20/27	Put	GSI	01/18/23	3.00%	1.00%(Q)	CDX.NA.IG.38.V1(Q)	11,160	$(37)
GS_21-PJA†† ^	Put	GSI	06/17/24	0.25%	0.25%(M)	GS_21-PJA(M)	15,090	(246)

Total Options Written (premiums received $6,696)								$(283)

†† The value of the contract, GS_21-PJA is derived from the aggregate credit performance of a pool of senior prime jumbo mortgages. The pool of prime jumbo mortgages is reset monthly.

Options Purchased:

Centrally Cleared Swaptions

Description	Call/ Put	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value at December 31, 2022	Unrealized Appreciation (Depreciation)
CDX.NA.HY.39.V1, 12/20/27	Put	02/15/23	$99.50	CDX.NA.HY.39.V1(Q)	5.00%(Q)	2,770	$33,755	$(17,490)
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.00%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	14,010	4,064	(64,024)
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.03%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	13,250	3,173	(61,752)
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.08%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	13,130	2,292	(74,729)
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.10%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	13,130	2,016	(71,512)
CDX.NA.IG.39.V1, 12/20/27	Put	02/15/23	0.88%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	13,850	31,772	(9,640)
CDX.NA.IG.39.V1, 12/20/27	Put	02/15/23	0.90%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	25,440	50,281	(38,863)
CDX.NA.IG.39.V1, 12/20/27	Put	02/15/23	0.93%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	13,640	23,291	(27,177)
CDX.NA.IG.39.V1, 12/20/27	Put	03/15/23	0.80%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	15,450	71,806	23,293
CDX.NA.IG.39.V1, 12/20/27	Put	03/15/23	0.83%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	16,560	68,788	15,548
CDX.NA.IG.39.V1, 12/20/27	Put	03/15/23	0.88%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	16,560	55,206	1,949
CDX.NA.IG.39.V1, 12/20/27	Put	03/15/23	0.90%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	16,980	50,850	(14,523)

Total Centrally Cleared Swaptions (cost $736,214)							$397,294	$(338,920)

Options Written: Centrally Cleared Swaptions
Description	Call/ Put	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value at December 31, 2022	Unrealized Appreciation (Depreciation)
CDX.NA.HY.39.V1, 12/20/27	Call	02/15/23	$101.50	CDX.NA.HY.39.V1(Q)	5.00%(Q)	2,770	$(17,428)	$8,887
CDX.NA.IG.39.V1, 12/20/27	Call	01/18/23	0.90%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	13,250	(51,370)	(23,545)
CDX.NA.IG.39.V1, 12/20/27	Call	01/18/23	0.93%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	14,010	(66,959)	(27,731)
CDX.NA.IG.39.V1, 12/20/27	Call	01/18/23	0.95%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	26,260	(150,433)	(82,367)
CDX.NA.IG.39.V1, 12/20/27	Call	02/15/23	0.78%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	13,850	(17,900)	5,299

SEE NOTES TO FINANCIAL STATEMENTS.

A200

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Options Written (continued):

Centrally Cleared Swaptions

Description	Call/ Put	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value at December 31, 2022	Unrealized Appreciation (Depreciation)
CDX.NA.IG.39.V1, 12/20/27	Call	02/15/23	0.80%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	25,440	$(44,964)	$10,818
CDX.NA.IG.39.V1, 12/20/27	Call	02/15/23	0.83%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	13,640	(31,682)	99
CDX.NA.IG.39.V1, 12/20/27	Call	03/15/23	0.73%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	15,450	(14,415)	18,030
CDX.NA.IG.39.V1, 12/20/27	Call	03/15/23	0.75%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	16,560	(21,216)	14,603
CDX.NA.IG.39.V1, 12/20/27	Call	03/15/23	0.78%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	16,560	(28,196)	8,765
CDX.NA.IG.39.V1, 12/20/27	Call	03/15/23	0.83%	CDX.NA.IG.39.V1(Q)	1.00%(Q)	16,980	(46,615)	(1,788)
CDX.NA.HY.39.V1, 12/20/27	Put	01/18/23	$90.00	5.00%(Q)	CDX.NA.HY.39.V1(Q)	3,700	(1,898)	64,950
CDX.NA.HY.39.V1, 12/20/27	Put	02/15/23	$95.00	5.00%(Q)	CDX.NA.HY.39.V1(Q)	2,770	(10,201)	10,990
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.30%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	13,250	(1,066)	30,071
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.33%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	14,010	(1,063)	26,257
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.35%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	13,130	(940)	38,896
CDX.NA.IG.39.V1, 12/20/27	Put	01/18/23	1.40%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	13,130	(842)	32,640
CDX.NA.IG.39.V1, 12/20/27	Put	02/15/23	1.10%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	13,850	(9,480)	5,616
CDX.NA.IG.39.V1, 12/20/27	Put	02/15/23	1.15%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	25,440	(13,955)	20,903
CDX.NA.IG.39.V1, 12/20/27	Put	02/15/23	1.18%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	13,640	(6,742)	13,581
CDX.NA.IG.39.V1, 12/20/27	Put	03/15/23	1.10%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	15,450	(21,173)	(7,268)
CDX.NA.IG.39.V1, 12/20/27	Put	03/15/23	1.13%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	16,560	(20,784)	(5,217)
CDX.NA.IG.39.V1, 12/20/27	Put	03/15/23	1.18%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	16,560	(17,533)	832
CDX.NA.IG.39.V1, 12/20/27	Put	03/15/23	1.20%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	16,980	(16,564)	6,359

Total Centrally Cleared Swaptions (premiums received $783,099)							$(613,419)	$169,680

Futures contracts outstanding at December 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
677	2 Year U.S. Treasury Notes	Mar. 2023	$138,837,891	$(17,430)
705	5 Year U.S. Treasury Notes	Mar. 2023	76,090,431	(161,652)
845	10 Year U.S. Treasury Notes	Mar. 2023	94,890,864	(663,116)
235	10 Year U.S. Ultra Treasury Notes	Mar. 2023	27,796,094	(113,427)
12	30 Year U.S. Ultra Treasury Bonds	Mar. 2023	1,611,750	(45,786)

				(1,001,411)

Short Positions:
86	5 Year Euro-Bobl	Mar. 2023	10,655,795	342,240
100	10 Year Euro-Bund	Mar. 2023	14,229,492	949,089

SEE NOTES TO FINANCIAL STATEMENTS.

A201

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Futures contracts outstanding at December 31, 2022 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Short Positions (cont’d):
438	20 Year U.S. Treasury Bonds	Mar. 2023	$54,900,563	$343,035
43	Euro Schatz Index	Mar. 2023	4,852,414	59,574

				1,693,938

				$692,527

Forward foreign currency exchange contracts outstanding at December 31, 2022:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Mexican Peso,
Expiring 03/15/23	CITI	MXN	15,980	$818,904	$808,827	$—	$(10,077)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 01/12/23	MSI	GBP	12,897	$15,434,038	$15,596,781	$—	$(162,743)
Euro,
Expiring 01/12/23	BNP	EUR	94,198	97,640,420	100,927,037	—	(3,286,617)
Expiring 01/12/23	TD	EUR	655	689,748	701,562	—	(11,814)
South African Rand,
Expiring 03/15/23	MSI	ZAR	11,532	653,620	674,353	—	(20,733)

				$114,417,826	$117,899,733	—	(3,481,907)

						$—	$(3,491,984)

Credit default swap agreements outstanding at December 31, 2022:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2022(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreement on asset-backed and/or mortgage-backed securities - Sell Protection(2)^:
GS_21-PJA	01/14/23	0.250%(M)	8,456	*	$2,873	$(59)	$2,932	GSI

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1):
United Mexican States	06/20/23	1.000%(Q)	665	$(2,292)	$455	$(2,747)	CITI
United Mexican States	06/20/23	1.000%(Q)	655	(2,258)	1,136	(3,394)	CITI
United Mexican States	06/20/23	1.000%(Q)	220	(759)	427	(1,186)	CITI
United Mexican States	06/20/23	1.000%(Q)	220	(759)	392	(1,151)	CITI
United Mexican States	06/20/23	1.000%(Q)	215	(741)	138	(879)	CITI
United Mexican States	06/20/23	1.000%(Q)	115	(396)	79	(475)	CITI
United Mexican States	12/20/24	1.000%(Q)	160	(1,140)	444	(1,584)	CITI

SEE NOTES TO FINANCIAL STATEMENTS.

A202

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Credit default swap agreements outstanding at December 31, 2022: (continued)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1)(cont’d.):
United Mexican States	12/20/24	1.000%(Q)	130	$(926)	$432	$(1,358)	CITI

				$(9,271)	$3,503	$(12,774)

				Implied
				Credit		Upfront
			Notional	Spread at		Premiums	Unrealized
Reference Entity/	Termination	Fixed	Amount	December 31,	Fair	Paid	Appreciation
Obligation	Date	Rate	(000)#(3)	2022(4)	Value	(Received)	(Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2):
International Bank for Reconstruction & Development	06/20/23	0.250%(Q)	10,710	0.149%	$5,952	$4,976	$976	BOA
Petroleos Mexicanos	06/20/23	1.000%(Q)	2,205	2.539%	(15,073)	(6,928)	(8,145)	CSI
Petroleos Mexicanos	06/20/23	1.000%(Q)	550	2.539%	(3,760)	(3,346)	(414)	CITI
Petroleos Mexicanos	06/20/23	1.000%(Q)	545	2.539%	(3,726)	(3,980)	254	CITI
Petroleos Mexicanos	06/20/23	1.000%(Q)	185	2.539%	(1,264)	(1,384)	120	CITI
Petroleos Mexicanos	06/20/23	1.000%(Q)	185	2.539%	(1,264)	(1,359)	95	CITI
Petroleos Mexicanos	06/20/23	1.000%(Q)	180	2.539%	(1,230)	(1,100)	(130)	CITI
Petroleos Mexicanos	06/20/23	1.000%(Q)	90	2.539%	(615)	(547)	(68)	CITI
Petroleos Mexicanos	12/20/24	1.000%(Q)	160	4.065%	(8,860)	(5,947)	(2,913)	CITI
Petroleos Mexicanos	12/20/24	1.000%(Q)	130	4.065%	(7,199)	(4,889)	(2,310)	CITI

					$(37,039)	$(24,504)	$(12,535)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreements on credit indices - Buy Protection(1):
CDX.NA.IG.38.V1	06/20/27	1.000%(Q)	13,510	$(94,926)	$(146,238)	$(51,312)
CDX.NA.IG.39.V1	12/20/27	1.000%(Q)	64,800	(340,378)	(538,061)	(197,683)

				$(435,304)	$(684,299)	$(248,995)

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the

SEE NOTES TO FINANCIAL STATEMENTS.

A203

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Portfolio is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at December 31, 2022:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements:
GBP 635	05/08/23	0.950%(A)	1 Day SONIA(1)(A)/ 3.428%	$(14,468)	$20,400	$34,868
GBP 3,946	05/08/26	1.000%(A)	1 Day SONIA(1)(A)/ 3.428%	(184,608)	507,332	691,940
GBP 2,920	05/08/27	1.050%(A)	1 Day SONIA(1)(A)/ 3.428%	150,731	448,520	297,789
GBP 977	10/22/28	0.680%(A)	1 Day SONIA(1)(A)/ 3.428%	—	204,287	204,287
GBP 2,100	05/08/30	1.100%(A)	1 Day SONIA(1)(A)/ 3.428%	(145,549)	452,624	598,173
GBP 767	05/08/31	1.150%(A)	1 Day SONIA(2)(A)/ 3.428%	41,383	(176,837)	(218,220)
GBP 740	05/08/32	1.150%(A)	1 Day SONIA(1)(A)/ 3.428%	52,659	193,674	141,015
GBP 230	05/08/34	1.200%(A)	1 Day SONIA(1)(A)/ 3.428%	(9,088)	64,637	73,725

				$(108,940)	$1,714,637	$1,823,577

(1)	The Portfolio pays the fixed rate and receives the floating rate.
(2)	The Portfolio pays the floating rate and receives the fixed rate.

Total return swap agreements outstanding at December 31, 2022:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)

OTC Total Return Swap Agreements:
Total Return Benchmark Bond Index(T)††	1 Day USOIS -50 bps(T)/ 3.830%	GSI	01/27/23	(18,548)	$(1,358,015)	$—	$(1,358,015)
U.S. Treasury Bond(T)	1 Day USOIS +9 bps(T)/ 4.420%	JPM	01/18/23	8,530	50,270	—	50,270
U.S. Treasury Bond(T)	1 Day USOIS +6 bps(T)/ 4.390%	GSI	01/19/23	15,820	149,995	—	149,995
U.S. Treasury Bond(T)	1 Day USOIS +10 bps(T)/ 4.430%	JPM	01/23/23	15,190	427,583	—	427,583
U.S. Treasury Bond(T)	1 Day USOIS +12 bps(T)/ 4.450%	JPM	01/26/23	12,265	538,584	—	538,584
U.S. Treasury Bond(T)	1 Day USOIS +7 bps(T)/ 4.400%	GSI	01/31/23	17,905	292,415	—	292,415

					$100,832	$—	$100,832

(1)

On a long total return swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).
††	See the table below for the swap constituents. To the extent that any swap is composed of greater than 50 constituents, the Portfolio is only required to disclose the top 50.

The following table represents the individual positions and related values of underlying securities of Total Return Benchmark Bond Index total return swap with GSI, as of December 31, 2022, termination date 01/27/2023:

SEE NOTES TO FINANCIAL STATEMENTS.

A204

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Corporate Bond

Reference Entity	Shares	Market Value	% of Total Index Value

Bank of America Corp.	40,319,400	$30,039,305	7.02%
Wells Fargo & Co.	34,230,900	24,737,948	5.78%
Morgan Stanley	27,871,800	20,830,849	4.87%
Goldman Sachs Group, Inc.	28,954,200	20,211,399	4.72%
Citigroup. Inc.	26,654,100	18,734,458	4.38%
AT&T, Inc.	24,354,000	16,861,807	3.94%
Verizon Communications, Inc.	20,024,400	14,632,586	3.42%
Anheuser-Busch InBev Worldwide, Inc.	15,694,800	13,907,869	3.25%
Comcast Corp.	19,889,100	12,969,811	3.03%
Oracle Corp.	15,559,500	11,413,164	2.67%
Apple, Inc.	16,236,000	10,993,891	2.57%
AbbVie, Inc.	10,282,800	8,737,251	2.04%
Microsoft Corp.	10,553,400	7,608,503	1.78%
CVS Health Corp.	9,200,400	7,502,724	1.75%
Amazon.com, Inc.	10,147,500	7,355,557	1.72%
UnitedHealth Group, Inc.	8,523,900	6,209,008	1.45%
Visa, Inc.	9,335,700	5,611,271	1.31%
The Walt Disney Co.	6,494,400	5,140,287	1.20%
Shell International Finance BV	6,900,300	5,077,313	1.19%
Intel Corp.	7,441,500	4,949,124	1.16%
Home Depot, Inc.	7,982,700	4,902,022	1.15%
T-Mobile USA, Inc.	7,035,600	4,848,033	1.13%
ExxonMobil Corp.	6,223,800	4,755,295	1.11%
Broadcom, Inc.	6,629,700	4,739,932	1.11%
Pfizer, Inc.	6,494,400	4,455,592	1.04%
Amgen, Inc.	6,765,000	4,454,127	1.04%
Telefonica Emisiones, S.A.U.	5,412,000	4,272,560	1.00%
Bristol-Myers Squibb Co.	6,494,400	4,134,475	0.97%
General Motors Co.	4,870,800	4,080,940	0.95%
Cigna Corp.	5,547,300	4,039,965	0.94%
Raytheon Tech Corp.	5,682,600	3,772,825	0.88%
Intercontinental Exchange, Inc.	5,547,300	3,742,322	0.87%
Pacific Gas & Electric Co.	4,600,200	3,728,814	0.87%
PepsiCo, Inc.	4,464,900	3,727,487	0.87%
B.A.T. Capital Corp.	5,547,300	3,720,528	0.87%
Enterprise Products Operating LLC	5,412,000	3,692,945	0.86%
Altria Group, Inc.	5,412,000	3,519,945	0.82%
Gilead Sciences, Inc.	5,276,700	3,467,765	0.81%
Johnson & Johnson	5,276,700	3,349,801	0.78%
Vodafone Group PLC	4,194,300	3,304,539	0.77%
McDonald’s Corp.	3,788,400	3,220,802	0.75%
Coca-Cola Co.	4,194,300	3,125,321	0.73%
BP Capital Markets America, Inc.	4,194,300	2,963,999	0.69%
Anthem, Inc.	3,788,400	2,904,481	0.68%
FedEx Corp.	3,111,900	2,888,303	0.67%
American International Group, Inc.	3,111,900	2,662,823	0.62%
Simon Property Group, Inc.	3,382,500	2,553,885	0.60%
Berkshire Hathaway Finance Corp.	3,923,700	2,541,822	0.59%
Union Pacific Corp.	3,653,100	2,523,998	0.59%
International Business Machines Corp.	3,788,400	2,493,811	0.58%

		$362,113,282

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$8,479	$(29,539)	$1,463,224	$(1,384,769)

SEE NOTES TO FINANCIAL STATEMENTS.

A205

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

CIGM	$—	$8,589,838

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Automobiles	$—	$12,868,740	$—
Collateralized Debt Obligations	—	4,408,188	—
Collateralized Loan Obligations	—	213,045,346	—
Consumer Loans	—	7,507,229	—
Credit Cards	—	2,664,604	—
Home Equity Loans	—	303,052	—
Other	—	2,311,803	—
Residential Mortgage-Backed Securities	—	2,691,139	1,856,650
Student Loans	—	3,824,497	—
Commercial Mortgage-Backed Securities	—	141,625,619	—
Corporate Bonds	—	373,349,793	1,012,436
Floating Rate and other Loans	—	11,935,440	134,975
Municipal Bonds	—	14,697,357	—
Residential Mortgage-Backed Securities	—	42,741,139	1,505,841
Sovereign Bonds	—	28,531,109	—
U.S. Government Agency Obligations	—	215,778,008	—
U.S. Treasury Obligations	—	86,153,874	—
Common Stocks	1,536,721	—	1,420,707
Preferred Stocks	2,100,850	—	—
Short-Term Investments
Affiliated Mutual Funds	145,800,752	—	—

Total	$149,438,323	$1,164,436,937	$5,930,609

Liabilities
Options Written	$—	$(37)	$(246)

Other Financial Instruments*
Assets
Centrally Cleared Swaptions Purchased	$—	$40,790	$—
Centrally Cleared Swaptions Written	—	317,596	—
Futures Contracts	1,693,938	—	—
OTC Credit Default Swap Agreements	—	5,952	2,873
Centrally Cleared Interest Rate Swap Agreements	—	2,041,797	—
OTC Total Return Swap Agreements	—	1,458,847	—

Total	$1,693,938	$3,864,982	$2,873

Liabilities
Centrally Cleared Swaptions Purchased	$—	$(379,710)	$—
Centrally Cleared Swaptions Written	—	(147,916)	—

SEE NOTES TO FINANCIAL STATEMENTS.

A206

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Level 1	Level 2	Level 3
Other Financial Instruments* (continued)
Liabilities (continued)
Futures Contracts	$(1,001,411)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(3,491,984)	—
Centrally Cleared Credit Default Swap Agreements	—	(248,995)	—
OTC Credit Default Swap Agreements	—	(52,262)	—
Centrally Cleared Interest Rate Swap Agreement	—	(218,220)	—
OTC Total Return Swap Agreement	—	(1,358,015)	—

Total	$(1,001,411)	$(5,897,102)	$—

*

Other financial instruments are derivative instruments, with the exception of centrally cleared swaptions, and are not reflected in the Schedule of Investments. Centrally cleared swaptions, futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2022 were as follows:

U.S. Government Agency Obligations	19.7%
Collateralized Loan Obligations	19.5
Affiliated Mutual Funds (1.8% represents investments purchased with collateral from securities on loan)	13.4
Commercial Mortgage-Backed Securities	13.0
Banks	9.9
U.S. Treasury Obligations	7.9
Residential Mortgage-Backed Securities	4.4
Electric	2.9
Sovereign Bonds	2.6
Oil & Gas	2.2
Pharmaceuticals	2.2
Telecommunications	1.8
Media	1.8
Pipelines	1.8
Municipal Bonds	1.3
Automobiles	1.2
Retail	0.9
Foods	0.9
Aerospace & Defense	0.9
Real Estate Investment Trusts (REITs)	0.8
Auto Manufacturers	0.8
Commercial Services	0.7
Healthcare-Services	0.7
Chemicals	0.7
Consumer Loans	0.7
Insurance	0.7
Airlines	0.6
Diversified Financial Services	0.5
Entertainment	0.4
Engineering & Construction	0.4
Collateralized Debt Obligations	0.4
Semiconductors	0.4
Student Loans	0.4
Healthcare-Products	0.3
Beverages	0.3
Agriculture	0.3
Lodging	0.3
Computers	0.3
Software	0.2

Credit Cards	0.2%
Gas	0.2
Other	0.2
Mining	0.2
Auto Parts & Equipment	0.2
Building Materials	0.2
Oil, Gas & Consumable Fuels	0.2
Multi-National	0.1
Metal Fabricate/Hardware	0.1
Real Estate	0.1
Electrical Components & Equipment	0.1
Gas Utilities	0.1
Electronics	0.1
Home Builders	0.1
Capital Markets	0.1
Packaging & Containers	0.1
Transportation	0.1
Housewares	0.1
Internet	0.0	*
Oil & Gas Services	0.0	*
Miscellaneous Manufacturing	0.0	*
Home Equity Loans	0.0	*
Machinery-Diversified	0.0	*
Biotechnology	0.0	*
Iron/Steel	0.0	*
Environmental Control	0.0	*
Trucking & Leasing	0.0	*
Office/Business Equipment	0.0	*
Forest Products & Paper	0.0	*
Machinery-Construction & Mining	0.0	*
Shipbuilding	0.0	*
Investment Companies	0.0	*

	120.7
Options Written	(0.0	)*
Liabilities in excess of other assets	(20.7)

	100.0%

*	Less than +/- 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A207

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Credit contracts	Due from/to broker-variation margin swaps and swaptions	$358,386*		Due from/to broker-variation margin swaps and swaptions	$776,621*
Credit contracts	Premiums paid for OTC swap agreements	8,479		Premiums received for OTC swap agreements	29,539
Credit contracts	—	—		Options written outstanding, at value	283
Credit contracts	Unrealized appreciation on OTC swap agreements	4,377		Unrealized depreciation on OTC swap agreements	26,754
Foreign exchange contracts	—	—		Unrealized depreciation on OTC forward foreign currency exchange contracts	3,491,984
Interest rate contracts	Due from/to broker-variation margin futures	1,693,938	*	Due from/to broker-variation margin futures	1,001,411	*
Interest rate contracts	Due from/to broker-variation margin swaps and swaptions	2,041,797	*	Due from/to broker-variation margin swaps and swaptions	218,220	*
Interest rate contracts	Unrealized appreciation on OTC swap agreements	1,458,847		Unrealized depreciation on OTC swap agreements	1,358,015

		$5,565,824			$6,902,827

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures, centrally cleared swap contracts, and centrally cleared swaptions. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$(2,060,800)	$2,354,490	$—	$—	$771,055
Foreign exchange contracts	—	—	—	13,279,825	—
Interest rate contracts	—	—	(46,390,438)	—	(14,406,105)

Total	$(2,060,800)	$2,354,490	$(46,390,438)	$13,279,825	$(13,635,050)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward Currency Exchange Contracts	Swaps
Credit contracts	$(149,287)	$152,174	$—	$—	$(272,221)
Foreign exchange contracts	—	—	—	(2,101,291)	—
Interest rate contracts	—	—	(2,417,976)	—	10,968,506

Total	$(149,287)	$152,174	$(2,417,976)	$(2,101,291)	$10,696,285

SEE NOTES TO FINANCIAL STATEMENTS.

A208

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2022, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Options Purchased (1)	$533,940
Options Written (2)	345,174,824
Futures Contracts - Long Positions (2)	384,237,162
Futures Contracts - Short Positions (2)	214,542,488
Forward Foreign Currency Exchange Contracts - Purchased (3)	77,148,798
Forward Foreign Currency Exchange Contracts - Sold (3)	196,819,933
Interest Rate Swap Agreements (2)	32,735,543
Credit Default Swap Agreements - Buy Protection (2)	74,012,128
Credit Default Swap Agreements - Sell Protection (2)	24,253,397
Total Return Swap Agreements (2)	20,079,104
Inflation Swap Agreements (2)	3,636,000

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2022.
(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$19,155,254	$(19,155,254)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
BNP	$—	$(3,286,617)	$(3,286,617)	$3,050,100	$(236,517)
BOA	5,952	—	5,952	—	5,952
CITI	3,972	(51,238)	(47,266)	—	(47,266)
CSI	—	(15,073)	(15,073)	15,073	—
GSI	445,342	(1,358,357)	(913,015)	706,731	(206,284)
JPM	1,016,437	—	1,016,437	(1,016,437)	—
MSI	—	(183,476)	(183,476)	183,476	—
TD	—	(11,814)	(11,814)	—	(11,814)

	$1,471,703	$(4,906,575)	$(3,434,872)	$2,938,943	$(495,929)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A209

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2022

ASSETS
Investments at value, including securities on loan of $19,155,254:
Unaffiliated investments (cost $1,309,304,208)	$1,174,005,117
Affiliated investments (cost $145,781,887)	145,800,752
Foreign currency, at value (cost $2,719,003)	2,804,008
Cash	240,076
Receivable for investments sold	58,959,785
Dividends and interest receivable	9,328,573
Unrealized appreciation on OTC swap agreements	1,463,224
Receivable for Portfolio shares sold	579,201
Due from broker-variation margin swaps and swaptions	25,893
Premiums paid for OTC swap agreements	8,479
Prepaid expenses and other assets	183,191

Total Assets	1,393,398,299

LIABILITIES
Payable for investments purchased	266,673,450
Payable to broker for collateral for securities on loan	19,505,025
Due to Custodian	7,680,921
Unrealized depreciation on OTC forward foreign currency exchange contracts	3,491,984
Unrealized depreciation on OTC swap agreements	1,384,769
Management fee payable	376,689
Accrued expenses and other liabilities	291,263
Payable for Portfolio shares purchased	62,862
Due to broker-variation margin futures	44,442
Premiums received for OTC swap agreements	29,539
Distribution fee payable	1,959
Affiliated transfer agent fee payable	980
Trustees’ fees payable	900
Options written outstanding, at value (premiums received $6,696)	283

Total Liabilities	299,545,066

NET ASSETS	$1,093,853,233

Net assets were comprised of:
Partners’ Equity	$1,093,853,233

Class I:
Net asset value and redemption price per share, $1,084,574,917 / 81,333,140 outstanding shares of beneficial interest	$13.33

Class III:
Net asset value and redemption price per share, $9,278,316 / 698,669 outstanding shares of beneficial interest	$13.28

STATEMENT OF OPERATIONS

Year Ended December 31, 2022

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$40,425,523
Affiliated dividend income	1,623,023
Unaffiliated dividend income	622,499
Income from securities lending, net (including affiliated income of $65,983)	71,673

Total income	42,742,718

EXPENSES
Management fee	4,649,183
Distribution fee—Class III	19,346
Custodian and accounting fees	107,795
Audit fee	90,000
Shareholders’ reports	58,195
Legal fees and expenses	26,534
Trustees’ fees	26,300
Transfer agent’s fees and expenses (including affiliated expense of $8,140)	10,865
Miscellaneous	46,027

Total expenses	5,034,245

NET INVESTMENT INCOME (LOSS)	37,708,473

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY
TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(4,495))	(15,991,452)
Futures transactions	(46,390,438)
Forward currency contract transactions	13,279,825
Options written transactions	2,354,490
Swap agreements transactions	(13,635,050)
Foreign currency transactions	(2,126,155)

(62,508,780)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $7,911)	(176,777,198)
Futures	(2,417,976)
Forward currency contracts	(2,101,291)
Options written	152,174
Swap agreements	10,696,285
Foreign currencies	778,131

(169,669,875)

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	(232,178,655)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(194,470,182)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$37,708,473	$32,937,027
Net realized gain (loss) on investment and foreign currency transactions	(62,508,780)	2,301,462
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(169,669,875)	(44,183,411)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(194,470,182)	(8,944,922)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold	45,246,239	111,700,386
Net asset value of shares issued in merger	46,303,369	—
Portfolio shares purchased	(106,286,659)	(92,303,055)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(14,737,051)	19,397,331

TOTAL INCREASE (DECREASE)	(209,207,233)	10,452,409
NET ASSETS:
Beginning of year	1,303,060,466	1,292,608,057

End of year	$1,093,853,233	$1,303,060,466

SEE NOTES TO FINANCIAL STATEMENTS.

A210

PSF PGIM TOTAL RETURN BOND PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

Class I
	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$15.66	$15.78	$14.55	$13.12	$13.14

Income (Loss) From Investment Operations:
Net investment income (loss)	0.45	0.40	0.45	0.49	0.45
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.78)	(0.52)	0.78	0.94	(0.48)

Total from investment operations	(2.33)	(0.12)	1.23	1.43	(0.03)

Capital Contributions	—	—	—	—	0.01	(b)

Net Asset Value, end of year	$13.33	$15.66	$15.78	$14.55	$13.12

Total Return(c)	(14.81)%	(0.76)%	8.45%	10.90%	(0.15	)%(d)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,085	$1,298	$1,293	$1,190	$1,123
Average net assets (in millions)	$1,155	$1,292	$1,235	$1,166	$1,132
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.43%	0.42%	0.43%	0.44%	0.44%
Expenses before waivers and/or expense reimbursement	0.43%	0.42%	0.43%	0.44%	0.44%
Net investment income (loss)	3.25%	2.55%	2.99%	3.53%	3.44%
Portfolio turnover rate(f)	182%	49%	35%	48%	51%

Class III
	Year Ended December 31,	April 26, 2021(g) through December 31,
	2022	2021
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$15.64	$15.35

Income (Loss) From Investment Operations:
Net investment income (loss)	0.43	0.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.79)	0.05	(h)

Total from investment operations	(2.36)	0.29

Net Asset Value, end of period	$13.28	$15.64

Total Return(c)	(15.09)%	1.89%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$9	$5
Average net assets (in millions)	$8	$2
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.68%	0.66	%(i)
Expenses before waivers and/or expense reimbursement	0.68%	0.66	%(i)
Net investment income (loss)	3.08%	2.24	%(i)
Portfolio turnover rate(f)	182%	49%

(a)	Calculated based on average shares outstanding during the period.
(b)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (0.23)%.
(e)	Does not include expenses of the underlying funds in which the Portfolio invests.
(f)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(g)	Commencement of offering.
(h)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(i)	Annualized, with the exception of certain non-recurring expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

A211

PSF SMALL-CAP STOCK INDEX PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
LONG-TERM INVESTMENTS — 99.1%
COMMON STOCKS — 97.8%
Aerospace & Defense — 1.4%
AAR Corp.*(a)	30,411	$1,365,454
Aerojet Rocketdyne Holdings, Inc.*	69,095	3,864,483
AeroVironment, Inc.*(a)	22,794	1,952,534
Kaman Corp.(a)	25,542	569,587
Moog, Inc. (Class A Stock)	26,414	2,318,093
National Presto Industries, Inc.	4,619	316,217
Park Aerospace Corp.	18,044	241,970
Triumph Group, Inc.*	59,310	623,941

		11,252,279

Air Freight & Logistics — 0.9%
Atlas Air Worldwide Holdings, Inc.*	24,320	2,451,456
Forward Air Corp.	24,266	2,545,261
Hub Group, Inc. (Class A Stock)*	29,820	2,370,392

		7,367,109

Airlines — 0.3%
Allegiant Travel Co.*(a)	14,254	969,129
Hawaiian Holdings, Inc.*(a)	47,240	484,682
SkyWest, Inc.*	46,160	762,102
Sun Country Airlines Holdings, Inc.*(a)	29,700	471,042

		2,686,955

Auto Components — 1.2%
American Axle & Manufacturing Holdings, Inc.*	104,580	817,816
Dorman Products, Inc.*	25,790	2,085,637
Gentherm, Inc.*(a)	30,300	1,978,287
LCI Industries(a)	23,279	2,152,144
Motorcar Parts of America, Inc.*	17,640	209,210
Patrick Industries, Inc.(a)	19,660	1,191,396
Standard Motor Products, Inc.	17,169	597,481
XPEL, Inc.*(a)	17,950	1,078,077

		10,110,048

Automobiles — 0.2%
Winnebago Industries, Inc.(a)	27,821	1,466,167

Banks — 10.4%
Ameris Bancorp	59,510	2,805,301
Banc of California, Inc.	51,080	813,704
BancFirst Corp.	15,970	1,408,235
Bancorp, Inc. (The)*	51,110	1,450,502
BankUnited, Inc.(a)	70,520	2,395,564
Banner Corp.	31,220	1,973,104
Berkshire Hills Bancorp, Inc.(a)	41,080	1,228,292
Brookline Bancorp, Inc.	70,122	992,226
Central Pacific Financial Corp.	24,850	503,958
City Holding Co.(a)	13,564	1,262,673
Columbia Banking System, Inc.(a)	71,768	2,162,370
Community Bank System, Inc.(a)	49,116	3,091,852
Customers Bancorp, Inc.*(a)	27,870	789,836
CVB Financial Corp.(a)	119,940	3,088,455
Dime Community Bancshares, Inc.	29,568	941,149
Eagle Bancorp, Inc.	29,210	1,287,285
FB Financial Corp.	32,140	1,161,540
First Bancorp(a)	32,610	1,397,012
First BanCorp. (Puerto Rico)(a)	168,502	2,143,345

	Shares	Value
COMMON STOCKS (continued)
Banks (cont’d.)
First Commonwealth Financial Corp.(a)	85,230	$1,190,663
First Financial Bancorp	86,553	2,097,179
First Hawaiian, Inc.(a)	116,540	3,034,702
Hanmi Financial Corp.(a)	27,826	688,694
Heritage Financial Corp.	32,020	981,093
Hilltop Holdings, Inc.	41,870	1,256,519
HomeStreet, Inc.	16,350	450,933
Hope Bancorp, Inc.	109,034	1,396,726
Independent Bank Corp.(a)	41,646	3,516,172
Independent Bank Group, Inc.(a)	32,350	1,943,588
Lakeland Financial Corp.	23,140	1,688,526
National Bank Holdings Corp. (Class A Stock)	34,410	1,447,629
NBT Bancorp, Inc.	39,120	1,698,590
Northwest Bancshares, Inc.(a)	115,930	1,620,701
OFG Bancorp (Puerto Rico)	43,420	1,196,655
Pacific Premier Bancorp, Inc.(a)	86,705	2,736,410
Park National Corp.	13,210	1,859,307
Pathward Financial, Inc.	26,270	1,130,923
Preferred Bank	12,030	897,679
Renasant Corp.	51,080	1,920,097
S&T Bancorp, Inc.(a)	35,623	1,217,594
Seacoast Banking Corp. of Florida(a)	64,910	2,024,543
ServisFirst Bancshares, Inc.(a)	44,640	3,076,142
Simmons First National Corp. (Class A Stock)(a)	115,906	2,501,251
Southside Bancshares, Inc.(a)	27,816	1,001,098
Stellar Bancorp, Inc.(a)	40,550	1,194,603
Tompkins Financial Corp.	11,494	891,705
Triumph Financial, Inc.*(a)	20,650	1,009,166
Trustmark Corp.(a)	55,630	1,942,043
United Community Banks, Inc.(a)	96,887	3,274,781
Veritex Holdings, Inc.	49,290	1,384,063
Westamerica BanCorp.	24,570	1,449,876

		84,616,054

Beverages — 0.3%
MGP Ingredients, Inc.(a)	14,050	1,494,639
National Beverage Corp.*(a)	21,310	991,554

		2,486,193

Biotechnology — 2.5%
Anika Therapeutics, Inc.*(a)	13,420	397,232
Arcus Biosciences, Inc.*	47,600	984,368
Avid Bioservices, Inc.*(a)	56,950	784,201
Catalyst Pharmaceuticals, Inc.*(a)	87,400	1,625,640
Coherus Biosciences, Inc.*(a)	59,390	470,369
Cytokinetics, Inc.*(a)	86,380	3,957,932
Dynavax Technologies Corp.*(a)	108,350	1,152,844
Eagle Pharmaceuticals, Inc.*	9,500	277,685
Emergent BioSolutions, Inc.*(a)	40,850	482,438
Enanta Pharmaceuticals, Inc.*	17,840	829,917
Ironwood Pharmaceuticals, Inc.*(a)	121,800	1,509,102
iTeos Therapeutics, Inc.*	22,400	437,472
Myriad Genetics, Inc.*	73,940	1,072,869
OmniAb, Inc. ($ 12.50 Earnout Shares)*(a)^	5,597	1
OmniAb, Inc. ($ 15 Earnout Shares)*(a)^	5,597	1

SEE NOTES TO FINANCIAL STATEMENTS.

A212

PSF SMALL-CAP STOCK INDEX PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Biotechnology (cont’d.)
Organogenesis Holdings, Inc.*(a)	65,100	$175,119
REGENXBIO, Inc.*	34,360	779,285
uniQure NV (Netherlands)*	37,590	852,165
Vanda Pharmaceuticals, Inc.*	51,650	381,694
Vericel Corp.*(a)	43,100	1,135,254
Vir Biotechnology, Inc.*	69,250	1,752,717
Xencor, Inc.*(a)	54,700	1,424,388

		20,482,693

Building Products — 2.1%
AAON, Inc.	38,349	2,888,447
American Woodmark Corp.*	15,160	740,718
Apogee Enterprises, Inc.	20,298	902,449
Gibraltar Industries, Inc.*(a)	28,258	1,296,477
Griffon Corp.	43,219	1,546,808
Insteel Industries, Inc.(a)	17,790	489,581
Masterbrand, Inc.*	118,000	890,900
PGT Innovations, Inc.*	54,750	983,310
Quanex Building Products Corp.	30,208	715,325
Resideo Technologies, Inc.*	133,110	2,189,659
UFP Industries, Inc.(a)	56,252	4,457,971

		17,101,645

Capital Markets — 1.0%
B. Riley Financial, Inc.(a)	14,600	499,320
Blucora, Inc.*(a)	43,712	1,115,967
Brightsphere Investment Group, Inc.(a)	29,710	611,432
Donnelley Financial Solutions, Inc.*(a)	22,847	883,037
Piper Sandler Cos.(a)	12,895	1,678,800
StoneX Group, Inc.*	15,760	1,501,928
Virtus Investment Partners, Inc.	6,200	1,186,928
WisdomTree, Inc.(a)	101,970	555,736

		8,033,148

Chemicals — 2.9%
AdvanSix, Inc.	25,160	956,583
American Vanguard Corp.(a)	25,368	550,739
Balchem Corp.	29,333	3,581,853
FutureFuel Corp.	23,560	191,543
Hawkins, Inc.	17,280	667,008
HB Fuller Co.	48,658	3,484,886
Innospec, Inc.	22,600	2,324,636
Koppers Holdings, Inc.	19,070	537,774
Livent Corp.*(a)	163,730	3,253,315
Mativ Holdings, Inc.(a)	50,127	1,047,655
Minerals Technologies, Inc.	29,600	1,797,312
Quaker Chemical Corp.(a)	12,438	2,075,902
Rayonier Advanced Materials, Inc.*(a)	58,370	560,352
Stepan Co.	19,270	2,051,484
Tredegar Corp.(a)	23,145	236,542
Trinseo PLC(a)	31,930	725,130

		24,042,714

Commercial Services & Supplies — 2.2%
ABM Industries, Inc.(a)	60,373	2,681,769
Brady Corp. (Class A Stock)	42,342	1,994,308
CoreCivic, Inc.*	104,950	1,213,222
Deluxe Corp.	39,390	668,842

	Shares	Value
COMMON STOCKS (continued)
Commercial Services & Supplies (cont’d.)
GEO Group, Inc. (The)*(a)	113,320	$1,240,854
Harsco Corp.*	72,520	456,151
Healthcare Services Group, Inc.(a)	67,620	811,440
HNI Corp.	37,761	1,073,545
Interface, Inc.	53,092	524,018
KAR Auction Services, Inc.*(a)	99,400	1,297,170
Matthews International Corp. (Class A Stock)	27,930	850,189
MillerKnoll, Inc.(a)	68,950	1,448,640
Pitney Bowes, Inc.	147,720	561,336
UniFirst Corp.	13,760	2,655,542
Viad Corp.*	18,967	462,605

		17,939,631

Communications Equipment — 1.4%
ADTRAN Holdings, Inc.(a)	64,480	1,211,579
Clearfield, Inc.*	10,430	981,880
Comtech Telecommunications Corp.	25,349	307,737
Digi International, Inc.*(a)	32,184	1,176,325
Extreme Networks, Inc.*	119,890	2,195,186
Harmonic, Inc.*(a)	96,224	1,260,535
NETGEAR, Inc.*	26,466	479,299
NetScout Systems, Inc.*(a)	62,550	2,033,501
Viavi Solutions, Inc.*	206,630	2,171,681

		11,817,723

Construction & Engineering — 1.1%
Arcosa, Inc.	44,130	2,398,024
Comfort Systems USA, Inc.	32,644	3,756,672
Granite Construction, Inc.(a)	39,930	1,400,345
MYR Group, Inc.*	15,150	1,394,860

		8,949,901

Consumer Finance — 0.9%
Bread Financial Holdings, Inc.(a)	45,500	1,713,530
Encore Capital Group, Inc.*(a)	21,340	1,023,039
Enova International, Inc.*	28,729	1,102,332
EZCORP, Inc. (Class A Stock)*(a)	49,311	401,885
Green Dot Corp. (Class A Stock)*	42,700	675,514
LendingTree, Inc.*(a)	10,000	213,300
PRA Group, Inc.*	35,587	1,202,129
PROG Holdings, Inc.*(a)	45,650	771,028
World Acceptance Corp.*(a)	3,002	197,952

		7,300,709

Containers & Packaging — 0.4%
Myers Industries, Inc.	33,310	740,481
O-I Glass, Inc.*	141,600	2,346,312

		3,086,793

Diversified Consumer Services — 0.9%
Adtalem Global Education, Inc.*	41,450	1,471,475
Frontdoor, Inc.*	74,400	1,547,520
Mister Car Wash, Inc.*	72,600	670,098
Perdoceo Education Corp.*	61,320	852,348
Strategic Education, Inc.	20,310	1,590,679
Stride, Inc.*(a)	37,300	1,166,744

SEE NOTES TO FINANCIAL STATEMENTS.

A213

PSF SMALL-CAP STOCK INDEX PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Diversified Consumer Services (cont’d.)
WW International, Inc.*(a)	49,790	$192,190

		7,491,054

Diversified Telecommunication Services — 0.4%
ATN International, Inc.(a)	9,850	446,303
Cogent Communications Holdings, Inc.(a)	39,000	2,226,120
Consolidated Communications Holdings, Inc.*	67,720	242,438

		2,914,861

Electrical Equipment — 0.4%
AZZ, Inc.	22,672	911,414
Encore Wire Corp.(a)	16,741	2,302,892
Powell Industries, Inc.	8,292	291,713

		3,506,019

Electronic Equipment, Instruments & Components — 4.1%
Advanced Energy Industries, Inc.	34,107	2,925,698
Arlo Technologies, Inc.*	80,554	282,745
Badger Meter, Inc.(a)	26,714	2,912,627
Benchmark Electronics, Inc.	32,100	856,749
CTS Corp.(a)	29,104	1,147,280
ePlus, Inc.*	24,570	1,087,960
Fabrinet (Thailand)*	33,400	4,282,548
FARO Technologies, Inc.*	17,114	503,323
Insight Enterprises, Inc.*(a)	27,635	2,770,961
Itron, Inc.*(a)	41,220	2,087,793
Knowles Corp.*(a)	83,020	1,363,188
Methode Electronics, Inc.	33,386	1,481,337
OSI Systems, Inc.*	14,290	1,136,341
PC Connection, Inc.	10,290	482,601
Plexus Corp.*	25,260	2,600,012
Rogers Corp.*	17,171	2,049,187
Sanmina Corp.*	52,430	3,003,715
ScanSource, Inc.*	23,043	673,316
TTM Technologies, Inc.*	93,289	1,406,798

		33,054,179

Energy Equipment & Services — 2.3%
Archrock, Inc.(a)	122,150	1,096,907
Bristow Group, Inc.*	21,507	583,485
Core Laboratories NV(a)	42,310	857,624
DMC Global, Inc.*	17,090	332,230
Dril-Quip, Inc.*(a)	30,950	840,912
Helix Energy Solutions Group, Inc.*(a)	130,270	961,393
Helmerich & Payne, Inc.	96,190	4,768,138
Nabors Industries Ltd.*(a)	8,166	1,264,668
Oceaneering International, Inc.*	91,490	1,600,160
Oil States International, Inc.*	58,870	439,170
Patterson-UTI Energy, Inc.(a)	197,900	3,332,636
ProPetro Holding Corp.*(a)	87,830	910,797
RPC, Inc.(a)	75,970	675,373
U.S. Silica Holdings, Inc.*	69,090	863,625

		18,527,118

Entertainment — 0.1%
Cinemark Holdings, Inc.*(a)	97,830	847,208

	Shares	Value
COMMON STOCKS (continued)
Entertainment (cont’d.)
Marcus Corp. (The)(a)	22,468	$323,314

		1,170,522

Equity Real Estate Investment Trusts (REITs) — 7.1%
Acadia Realty Trust	86,655	1,243,499
Agree Realty Corp.(a)	80,180	5,687,167
Alexander & Baldwin, Inc.	66,230	1,240,488
American Assets Trust, Inc.(a)	47,530	1,259,545
Armada Hoffler Properties, Inc.	61,820	710,930
Brandywine Realty Trust	156,580	962,967
CareTrust REIT, Inc.	88,575	1,645,723
Centerspace(a)	13,730	805,539
Chatham Lodging Trust	44,520	546,260
Community Healthcare Trust, Inc.	21,500	769,700
DiamondRock Hospitality Co.(a)	191,110	1,565,191
Easterly Government Properties, Inc.(a)	82,840	1,182,127
Elme Communities(a)	79,870	1,421,686
Essential Properties Realty Trust, Inc.	129,880	3,048,284
Four Corners Property Trust, Inc.(a)	75,429	1,955,874
Franklin Street Properties Corp.	84,622	231,018
Getty Realty Corp.(a)	38,814	1,313,854
Global Net Lease, Inc.(a)	94,760	1,191,133
Hersha Hospitality Trust (Class A Stock)(a)	30,240	257,645
Hudson Pacific Properties, Inc.	117,050	1,138,897
Industrial Logistics Properties Trust	60,690	198,456
Innovative Industrial Properties, Inc.(a)	25,530	2,587,465
iStar, Inc.	78,650	600,100
LTC Properties, Inc.(a)	36,956	1,313,047
LXP Industrial Trust	251,656	2,521,593
NexPoint Residential Trust, Inc.	20,750	903,040
Office Properties Income Trust	44,310	591,539
Orion Office REIT, Inc.(a)	51,700	441,518
Outfront Media, Inc.(a)	133,350	2,210,943
Retail Opportunity Investments Corp.	113,690	1,708,761
RPT Realty	77,800	781,112
Safehold, Inc.(a)	22,040	630,785
Saul Centers, Inc.	11,760	478,397
Service Properties Trust(a)	151,040	1,101,082
SITE Centers Corp.(a)	168,740	2,304,988
Summit Hotel Properties, Inc.(a)	97,560	704,383
Sunstone Hotel Investors, Inc.(a)	192,050	1,855,203
Tanger Factory Outlet Centers, Inc.(a)	95,250	1,708,785
Uniti Group, Inc.(a)	216,510	1,197,300
Universal Health Realty Income Trust(a)	11,580	552,713
Urban Edge Properties(a)	107,200	1,510,448
Urstadt Biddle Properties, Inc. (Class A Stock)(a)	27,240	516,198
Veris Residential, Inc.*	72,320	1,152,058
Whitestone REIT	42,350	408,254
Xenia Hotels & Resorts, Inc.(a)	103,930	1,369,797

		57,525,492

Food & Staples Retailing — 0.8%
Andersons, Inc. (The)	28,404	993,856
Chefs’ Warehouse, Inc. (The)*(a)	31,060	1,033,677
PriceSmart, Inc.	22,860	1,389,431

SEE NOTES TO FINANCIAL STATEMENTS.

A214

PSF SMALL-CAP STOCK INDEX PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Food & Staples Retailing (cont’d.)
SpartanNash Co.(a)	32,176	$973,002
United Natural Foods, Inc.*(a)	53,230	2,060,533

		6,450,499

Food Products — 2.1%
B&G Foods, Inc.(a)	65,430	729,545
Calavo Growers, Inc.(a)	16,200	476,280
Cal-Maine Foods, Inc.	34,720	1,890,504
Fresh Del Monte Produce, Inc.	27,950	732,010
Hain Celestial Group, Inc. (The)*	81,500	1,318,670
Hostess Brands, Inc.*(a)	122,200	2,742,168
J & J Snack Foods Corp.(a)	13,658	2,044,739
John B. Sanfilippo & Son, Inc.	8,130	661,132
Seneca Foods Corp. (Class A Stock)*	4,840	294,998
Simply Good Foods Co. (The)*(a)	76,810	2,921,084
Tootsie Roll Industries, Inc.(a)	16,189	689,166
TreeHouse Foods, Inc.*	46,150	2,278,887

		16,779,183

Gas Utilities — 0.9%
Chesapeake Utilities Corp.(a)	16,190	1,913,334
Northwest Natural Holding Co.	31,985	1,522,166
South Jersey Industries, Inc.(a)	111,614	3,965,646

		7,401,146

Health Care Equipment & Supplies — 2.8%
AngioDynamics, Inc.*	35,870	493,930
Artivion, Inc.*(a)	36,783	445,810
Avanos Medical, Inc.*	42,410	1,147,614
Cardiovascular Systems, Inc.*	38,200	520,284
CONMED Corp.(a)	27,799	2,464,103
Cutera, Inc.*(a)	16,310	721,228
Embecta Corp.(a)	52,800	1,335,312
Glaukos Corp.*	43,530	1,901,390
Heska Corp.*(a)	9,260	575,602
Inogen, Inc.*	21,080	415,487
Integer Holdings Corp.*	30,254	2,071,189
LeMaitre Vascular, Inc.	17,680	813,634
Meridian Bioscience, Inc.*	39,925	1,325,909
Merit Medical Systems, Inc.*(a)	51,958	3,669,274
Mesa Laboratories, Inc.(a)	4,600	764,566
NuVasive, Inc.*	47,550	1,960,962
OraSure Technologies, Inc.*	66,900	322,458
Orthofix Medical, Inc.*	18,330	376,315
Surmodics, Inc.*	12,782	436,122
Varex Imaging Corp.*	36,430	739,529
Zimvie, Inc.*	19,200	179,328
Zynex, Inc.(a)	19,820	275,696

		22,955,742

Health Care Providers & Services — 3.1%
AdaptHealth Corp.*(a)	70,100	1,347,322
Addus HomeCare Corp.*(a)	14,730	1,465,488
Agiliti, Inc.*(a)	30,400	495,824
AMN Healthcare Services, Inc.*	39,559	4,067,456
Apollo Medical Holdings, Inc.*(a)	36,260	1,072,933
Community Health Systems, Inc.*	114,380	494,122
CorVel Corp.*	8,350	1,213,505

	Shares	Value
COMMON STOCKS (continued)
Health Care Providers & Services (cont’d.)
Cross Country Healthcare, Inc.*(a)	32,343	$859,354
Enhabit, Inc.*(a)	45,300	596,148
Ensign Group, Inc. (The)	50,660	4,792,943
Fulgent Genetics, Inc.*(a)	17,980	535,444
Joint Corp. (The)*(a)	13,510	188,870
ModivCare, Inc.*(a)	11,650	1,045,354
Owens & Minor, Inc.*(a)	69,580	1,358,897
Pediatrix Medical Group, Inc.*	74,780	1,111,231
Pennant Group, Inc. (The)*	25,845	283,778
RadNet, Inc.*	44,500	837,935
Select Medical Holdings Corp.	95,090	2,361,085
U.S. Physical Therapy, Inc.	11,890	963,447

		25,091,136

Health Care Technology — 0.5%
Allscripts Healthcare Solutions, Inc.*	99,740	1,759,414
Computer Programs & Systems, Inc.*	12,966	352,934
HealthStream, Inc.*	22,030	547,225
NextGen Healthcare, Inc.*	49,964	938,324
OptimizeRx Corp.*	15,650	262,920
Simulations Plus, Inc.	14,670	536,482

		4,397,299

Hotels, Restaurants & Leisure — 1.7%
BJ’s Restaurants, Inc.*	21,332	562,738
Bloomin’ Brands, Inc.	80,130	1,612,216
Brinker International, Inc.*(a)	40,160	1,281,506
Cheesecake Factory, Inc. (The)(a)	43,650	1,384,142
Chuy’s Holdings, Inc.*(a)	16,410	464,403
Dave & Buster’s Entertainment, Inc.*	38,300	1,357,352
Dine Brands Global, Inc.(a)	14,315	924,749
El Pollo Loco Holdings, Inc.(a)	17,890	178,184
Golden Entertainment, Inc.*	20,050	749,870
Jack in the Box, Inc.(a)	19,200	1,310,016
Monarch Casino & Resort, Inc.*	12,171	935,828
Ruth’s Hospitality Group, Inc.(a)	27,668	428,301
Shake Shack, Inc. (Class A Stock)*	34,130	1,417,419
Six Flags Entertainment Corp.*	67,550	1,570,537

		14,177,261

Household Durables — 2.4%
Cavco Industries, Inc.*	7,560	1,710,450
Century Communities, Inc.	25,810	1,290,758
Ethan Allen Interiors, Inc.(a)	20,979	554,265
Green Brick Partners, Inc.*	24,800	600,904
Installed Building Products, Inc.(a)	21,480	1,838,688
iRobot Corp.*(a)	24,850	1,196,031
La-Z-Boy, Inc.(a)	39,271	896,164
LGI Homes, Inc.*(a)	18,710	1,732,546
M/I Homes, Inc.*	25,050	1,156,809
MDC Holdings, Inc.	52,022	1,643,895
Meritage Homes Corp.*	33,367	3,076,437
Sonos, Inc.*(a)	116,150	1,962,935
Tri Pointe Homes, Inc.*	92,100	1,712,139
Universal Electronics, Inc.*	11,064	230,242

		19,602,263

SEE NOTES TO FINANCIAL STATEMENTS.

A215

PSF SMALL-CAP STOCK INDEX PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Household Products — 0.4%
Central Garden & Pet Co.*	8,940	$334,803
Central Garden & Pet Co. (Class A Stock)*	37,828	1,354,242
WD-40 Co.(a)	12,399	1,998,843

		3,687,888

Insurance — 2.6%
Ambac Financial Group, Inc.*	41,050	715,912
American Equity Investment Life Holding Co.(a)	63,360	2,890,483
AMERISAFE, Inc.	17,494	909,163
Assured Guaranty Ltd.(a)	54,810	3,412,471
Employers Holdings, Inc.	24,825	1,070,702
Genworth Financial, Inc. (Class A Stock)*	453,110	2,396,952
HCI Group, Inc.(a)	6,380	252,584
Horace Mann Educators Corp.	37,360	1,396,143
James River Group Holdings Ltd.	34,160	714,286
Mercury General Corp.	24,250	829,350
Palomar Holdings, Inc.*	23,100	1,043,196
ProAssurance Corp.	49,226	859,978
Safety Insurance Group, Inc.(a)	13,470	1,134,982
SiriusPoint Ltd. (Bermuda)*	77,550	457,545
Stewart Information Services Corp.(a)	24,742	1,057,226
Trupanion, Inc.*(a)	32,100	1,525,713
United Fire Group, Inc.(a)	19,901	544,492
Universal Insurance Holdings, Inc.	25,080	265,597

		21,476,775

Interactive Media & Services — 0.5%
Cars.com, Inc.*(a)	56,550	778,694
QuinStreet, Inc.*	46,000	660,100
Shutterstock, Inc.(a)	21,900	1,154,568
Yelp, Inc.*(a)	63,600	1,738,824

		4,332,186

Internet & Direct Marketing Retail — 0.1%
Liquidity Services, Inc.*	24,750	347,985
PetMed Express, Inc.(a)	19,441	344,106

		692,091

IT Services — 1.2%
CSG Systems International, Inc.	27,654	1,581,809
EVERTEC, Inc. (Puerto Rico)	59,490	1,926,286
Payoneer Global, Inc.*	181,650	993,625
Perficient, Inc.*	31,614	2,207,606
Sabre Corp.*(a)	299,750	1,852,455
TTEC Holdings, Inc.	17,307	763,758
Unisys Corp.*	62,450	319,120

		9,644,659

Leisure Products — 0.3%
Sturm Ruger & Co., Inc.(a)	16,167	818,374
Vista Outdoor, Inc.*(a)	51,650	1,258,710

		2,077,084

Life Sciences Tools & Services — 0.2%
BioLife Solutions, Inc.*(a)	31,380	571,116

	Shares	Value
COMMON STOCKS (continued)
Life Sciences Tools & Services (cont’d.)
NeoGenomics, Inc.*	115,260	$1,065,002

		1,636,118

Machinery — 4.8%
3D Systems Corp.*(a)	120,010	888,074
Alamo Group, Inc.	9,390	1,329,624
Albany International Corp. (Class A Stock)	28,364	2,796,407
Astec Industries, Inc.	20,720	842,475
Barnes Group, Inc.	46,146	1,885,064
CIRCOR International, Inc.*	18,588	445,368
Enerpac Tool Group Corp.	51,884	1,320,448
EnPro Industries, Inc.	18,988	2,063,806
ESCO Technologies, Inc.	23,611	2,066,907
Federal Signal Corp.	55,350	2,572,115
Franklin Electric Co., Inc.(a)	35,590	2,838,302
Greenbrier Cos., Inc. (The)(a)	30,010	1,006,235
Hillenbrand, Inc.	63,478	2,708,606
John Bean Technologies Corp.	29,077	2,655,602
Lindsay Corp.(a)	10,019	1,631,594
Mueller Industries, Inc.	51,888	3,061,392
Proto Labs, Inc.*	24,720	631,102
SPX Technologies, Inc.*	41,250	2,708,063
Standex International Corp.(a)	10,950	1,121,390
Tennant Co.(a)	17,040	1,049,153
Titan International, Inc.*(a)	46,450	711,614
Trinity Industries, Inc.(a)	74,300	2,197,051
Wabash National Corp.(a)	43,750	988,750

		39,519,142

Marine — 0.3%
Matson, Inc.(a)	34,480	2,155,345

Media — 0.5%
AMC Networks, Inc. (Class A Stock)*	25,780	403,973
EW Scripps Co. (The) (Class A Stock)*(a)	52,921	698,028
Gannett Co., Inc.*	133,370	270,741
Scholastic Corp.	27,140	1,070,944
TechTarget, Inc.*(a)	24,630	1,085,198
Thryv Holdings, Inc.*(a)	28,000	532,000

		4,060,884

Metals & Mining — 1.9%
Arconic Corp.*	92,650	1,960,474
ATI, Inc.*(a)	118,120	3,527,063
Carpenter Technology Corp.	44,230	1,633,856
Century Aluminum Co.*(a)	46,693	381,949
Compass Minerals International, Inc.(a)	31,050	1,273,050
Haynes International, Inc.	11,350	518,582
Kaiser Aluminum Corp.	14,600	1,109,016
Materion Corp.(a)	18,718	1,638,012
Olympic Steel, Inc.	8,718	292,751
SunCoke Energy, Inc.	76,630	661,317
TimkenSteel Corp.*	36,130	656,482
Warrior Met Coal, Inc.	47,130	1,632,583

		15,285,135

SEE NOTES TO FINANCIAL STATEMENTS.

A216

PSF SMALL-CAP STOCK INDEX PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Mortgage Real Estate Investment Trusts (REITs) — 1.2%
Apollo Commercial Real Estate Finance, Inc.(a)	118,060	$1,270,326
ARMOUR Residential REIT, Inc.(a)	120,580	678,865
Ellington Financial, Inc.(a)	52,582	650,439
Franklin BSP Realty Trust, Inc.(a)	75,276	971,061
Granite Point Mortgage Trust, Inc.(a)	48,190	258,298
Invesco Mortgage Capital, Inc.(a)	32,236	410,364
KKR Real Estate Finance Trust, Inc.(a)	52,350	730,806
New York Mortgage Trust, Inc.(a)	338,680	867,021
PennyMac Mortgage Investment Trust(a)	81,170	1,005,696
Ready Capital Corp.(a)	89,773	1,000,071
Redwood Trust, Inc.(a)	103,440	699,255
Two Harbors Investment Corp.(a)	78,812	1,242,865

		9,785,067

Multiline Retail — 0.0%
Big Lots, Inc.(a)	26,510	389,697

Multi-Utilities — 0.5%
Avista Corp.	67,333	2,985,545
Unitil Corp.	14,650	752,424

		3,737,969

Oil, Gas & Consumable Fuels — 2.2%
Callon Petroleum Co.*(a)	46,680	1,731,361
Civitas Resources, Inc.(a)	47,460	2,749,358
CONSOL Energy, Inc.(a)	29,930	1,945,450
Dorian LPG Ltd.	29,190	553,151
Green Plains, Inc.*(a)	54,110	1,650,355
Laredo Petroleum, Inc.*(a)	15,322	787,857
Par Pacific Holdings, Inc.*	50,630	1,177,147
Ranger Oil Corp. (Class A Stock)(a)	17,430	704,695
REX American Resources Corp.*	14,180	451,775
SM Energy Co.	112,100	3,904,443
Talos Energy, Inc.*	59,530	1,123,926
World Fuel Services Corp.	56,520	1,544,692

		18,324,210

Paper & Forest Products — 0.3%
Clearwater Paper Corp.*(a)	15,250	576,602
Mercer International, Inc. (Germany)(a)	36,820	428,585
Sylvamo Corp.	30,200	1,467,418

		2,472,605

Personal Products — 1.2%
Edgewell Personal Care Co.	47,290	1,822,557
elf Beauty, Inc.*	45,890	2,537,717
Inter Parfums, Inc.(a)	16,340	1,577,137
Medifast, Inc.	9,970	1,150,039
Nu Skin Enterprises, Inc. (Class A Stock)	45,100	1,901,416
USANA Health Sciences, Inc.*(a)	10,140	539,448

		9,528,314

Pharmaceuticals — 1.8%
Amphastar Pharmaceuticals, Inc.*(a)	34,400	963,888
ANI Pharmaceuticals, Inc.*	11,210	450,978
Cara Therapeutics, Inc.*	41,563	446,387

	Shares	Value
COMMON STOCKS (continued)
Pharmaceuticals (cont’d.)
Collegium Pharmaceutical, Inc.*	30,650	$711,080
Corcept Therapeutics, Inc.*(a)	87,600	1,779,156
Harmony Biosciences Holdings, Inc.*	27,050	1,490,455
Innoviva, Inc.*(a)	57,310	759,357
Ligand Pharmaceuticals, Inc.*	14,660	979,288
Nektar Therapeutics*	171,550	387,703
Pacira BioSciences, Inc.*	41,880	1,616,987
Phibro Animal Health Corp. (Class A Stock)	18,800	252,108
Prestige Consumer Healthcare, Inc.*	45,200	2,829,520
Supernus Pharmaceuticals, Inc.*(a)	49,280	1,757,818

		14,424,725

Professional Services — 1.4%
Exponent, Inc.	46,220	4,579,940
Forrester Research, Inc.*	10,232	365,896
Heidrick & Struggles International, Inc.	18,154	507,768
Kelly Services, Inc. (Class A Stock)	31,569	533,516
Korn Ferry	48,710	2,465,700
NV5 Global, Inc.*(a)	11,360	1,503,155
Resources Connection, Inc.	29,270	537,983
TrueBlue, Inc.*	30,078	588,927

		11,082,885

Real Estate Management & Development — 0.6%
Anywhere Real Estate, Inc.*	99,940	638,617
Cushman & Wakefield PLC*(a)	148,450	1,849,687
Douglas Elliman, Inc.	62,126	252,853
Marcus & Millichap, Inc.(a)	22,640	779,948
RE/MAX Holdings, Inc. (Class A Stock)	16,660	310,542
St. Joe Co. (The)(a)	30,870	1,193,125

		5,024,772

Road & Rail — 0.4%
ArcBest Corp.(a)	22,265	1,559,441
Heartland Express, Inc.(a)	42,498	651,919
Marten Transport Ltd.	52,555	1,039,538

		3,250,898

Semiconductors & Semiconductor Equipment — 3.4%
Alpha & Omega Semiconductor Ltd.*(a)	20,250	578,543
Axcelis Technologies, Inc.*	29,990	2,380,006
CEVA, Inc.*	21,150	541,017
Cohu, Inc.*(a)	43,467	1,393,117
Diodes, Inc.*	41,510	3,160,571
FormFactor, Inc.*(a)	70,280	1,562,324
Ichor Holdings Ltd.*(a)	26,270	704,561
Kulicke & Soffa Industries, Inc. (Singapore)(a)	53,072	2,348,967
MaxLinear, Inc.*	65,980	2,240,021
Onto Innovation, Inc.*(a)	45,207	3,078,145
PDF Solutions, Inc.*	26,940	768,329
Photronics, Inc.*	56,320	947,866
Rambus, Inc.*(a)	98,090	3,513,584
Semtech Corp.*	57,950	1,662,585
SMART Global Holdings, Inc.*(a)	44,350	659,928
Ultra Clean Holdings, Inc.*	41,510	1,376,057

SEE NOTES TO FINANCIAL STATEMENTS.

A217

PSF SMALL-CAP STOCK INDEX PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (cont’d.)
Veeco Instruments, Inc.*(a)	46,923	$871,829

		27,787,450

Software — 2.4%
8x8, Inc.*(a)	101,920	440,294
A10 Networks, Inc.(a)	58,300	969,529
Adeia, Inc.	95,965	909,748
Agilysys, Inc.*	18,142	1,435,758
Alarm.com Holdings, Inc.*	45,560	2,254,309
Cerence, Inc.*(a)	35,950	666,153
Consensus Cloud Solutions, Inc.*(a)	16,150	868,224
Digital Turbine, Inc.*	82,250	1,253,490
Ebix, Inc.(a)	21,627	431,675
InterDigital, Inc.(a)	27,070	1,339,424
LivePerson, Inc.*(a)	64,210	651,089
LiveRamp Holdings, Inc.*	60,650	1,421,636
OneSpan, Inc.*	32,450	363,116
Progress Software Corp.	39,317	1,983,543
SPS Commerce, Inc.*(a)	32,900	4,225,347
Xperi, Inc.*	38,386	330,503

		19,543,838

Specialty Retail — 4.6%
Aaron’s Co., Inc. (The)	28,090	335,676
Abercrombie & Fitch Co. (Class A Stock)*	45,150	1,034,387
Academy Sports & Outdoors, Inc.(a)	72,800	3,824,912
American Eagle Outfitters, Inc.(a)	159,000	2,219,640
America’s Car-Mart, Inc.*(a)	5,280	381,533
Asbury Automotive Group, Inc.*(a)	20,200	3,620,850
Bed Bath & Beyond, Inc.*(a)	69,980	175,650
Boot Barn Holdings, Inc.*	27,280	1,705,546
Buckle, Inc. (The)	27,049	1,226,672
Caleres, Inc.(a)	33,264	741,122
Chico’s FAS, Inc.*(a)	114,200	561,864
Children’s Place, Inc. (The)*(a)	11,865	432,123
Designer Brands, Inc. (Class A Stock)(a)	46,400	453,792
Genesco, Inc.*	11,402	524,720
Group 1 Automotive, Inc.	13,304	2,399,642
Guess?, Inc.(a)	27,800	575,182
Haverty Furniture Cos., Inc.(a)	12,051	360,325
Hibbett, Inc.(a)	11,696	797,901
Leslie’s, Inc.*(a)	135,300	1,652,013
MarineMax, Inc.*(a)	19,662	613,848
Monro, Inc.(a)	28,782	1,300,946
National Vision Holdings, Inc.*(a)	72,000	2,790,720
ODP Corp. (The)*	36,785	1,675,189
Rent-A-Center, Inc.(a)	45,720	1,030,986
Sally Beauty Holdings, Inc.*(a)	97,670	1,222,828
Shoe Carnival, Inc.(a)	15,640	373,952
Signet Jewelers Ltd.(a)	42,190	2,868,920
Sleep Number Corp.*(a)	20,090	521,938
Sonic Automotive, Inc. (Class A Stock)(a)	15,227	750,234
Urban Outfitters, Inc.*(a)	54,700	1,304,595
Zumiez, Inc.*(a)	14,320	311,317

		37,789,023

	Shares	Value
COMMON STOCKS (continued)
Technology Hardware, Storage & Peripherals — 0.2%
Avid Technology, Inc.*(a)	30,300	$805,677
Corsair Gaming, Inc.*(a)	35,300	479,021

		1,284,698

Textiles, Apparel & Luxury Goods — 0.9%
G-III Apparel Group Ltd.*	39,010	534,827
Kontoor Brands, Inc.(a)	45,050	1,801,550
Movado Group, Inc.(a)	14,517	468,173
Oxford Industries, Inc.(a)	13,666	1,273,398
Steven Madden Ltd.	66,825	2,135,727
Wolverine World Wide, Inc.	71,894	785,801

		6,999,476

Thrifts & Mortgage Finance — 1.8%
Axos Financial, Inc.*	48,710	1,861,696
Capitol Federal Financial, Inc.	117,890	1,019,749
Mr. Cooper Group, Inc.*	64,380	2,583,569
NMI Holdings, Inc. (Class A Stock)*	76,310	1,594,879
Northfield Bancorp, Inc.	38,360	603,403
Provident Financial Services, Inc.(a)	68,690	1,467,218
TrustCo Bank Corp.	17,427	655,081
Walker & Dunlop, Inc.	28,010	2,198,225
WSFS Financial Corp.(a)	56,210	2,548,561

		14,532,381

Tobacco — 0.3%
Universal Corp.	22,450	1,185,584
Vector Group Ltd.	120,102	1,424,410

		2,609,994

Trading Companies & Distributors — 1.5%
Applied Industrial Technologies, Inc.	35,208	4,437,264
Boise Cascade Co.(a)	36,010	2,472,807
DXP Enterprises, Inc.*	14,400	396,720
GMS, Inc.*	38,720	1,928,256
NOW, Inc.*	100,800	1,280,160
Veritiv Corp.(a)	12,310	1,498,250

		12,013,457

Water Utilities — 1.2%
American States Water Co.(a)	33,942	3,141,332
California Water Service Group(a)	49,960	3,029,574
Middlesex Water Co.	16,100	1,266,587
SJW Group(a)	24,350	1,976,977

		9,414,470

Wireless Telecommunication Services — 0.3%
Gogo, Inc.*(a)	59,250	874,530
Shenandoah Telecommunications Co.	45,710	725,875
Telephone & Data Systems, Inc.(a)	91,100	955,639

		2,556,044

TOTAL COMMON STOCKS (cost $578,348,980)		796,902,816

SEE NOTES TO FINANCIAL STATEMENTS.

A218

PSF SMALL-CAP STOCK INDEX PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

		Shares	Value
EXCHANGE-TRADED FUND — 1.3%
iShares Core S&P Small-Cap ETF(a)		109,120	$10,327,117

(cost $9,637,111)

TOTAL LONG-TERM INVESTMENTS (cost $587,986,091)			807,229,933

SHORT-TERM INVESTMENTS — 32.4%

AFFILIATED MUTUAL FUNDS — 32.3%
PGIM Core Ultra Short Bond Fund(wa)		5,468,150	5,468,150
PGIM Institutional Money Market Fund (cost $257,173,354; includes $256,232,608 of cash collateral for securities on loan)(b)(wa)		257,559,365	257,430,585

TOTAL AFFILIATED MUTUAL FUNDS (cost $262,641,504)			262,898,735

Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATION(k)(n) — 0.1%
U.S. Treasury Bills
4.271%	03/16/23	700	694,062

(cost $693,921)

TOTAL SHORT-TERM INVESTMENTS (cost $263,335,425)			263,592,797

TOTAL INVESTMENTS—131.5% (cost $851,321,516)			1,070,822,730
Liabilities in excess of other assets(z) — (31.5)%			(256,330,449)

NET ASSETS — 100.0%			$814,492,281

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $2 and 0.0% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $250,054,040; cash collateral of $256,232,608 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(wa)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
76	Russell 2000 E-Mini Index	Mar. 2023	$6,729,420	$(145,234)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
UBS	$—	$694,062

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

A219

PSF SMALL-CAP STOCK INDEX PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3

Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$11,252,279	$—	$—
Air Freight & Logistics	7,367,109	—	—
Airlines	2,686,955	—	—
Auto Components	10,110,048	—	—
Automobiles	1,466,167	—	—
Banks	84,616,054	—	—
Beverages	2,486,193	—	—
Biotechnology	20,482,691	—	2
Building Products	17,101,645	—	—
Capital Markets	8,033,148	—	—
Chemicals	24,042,714	—	—
Commercial Services & Supplies	17,939,631	—	—
Communications Equipment	11,817,723	—	—
Construction & Engineering	8,949,901	—	—
Consumer Finance	7,300,709	—	—
Containers & Packaging	3,086,793	—	—
Diversified Consumer Services	7,491,054	—	—
Diversified Telecommunication Services	2,914,861	—	—
Electrical Equipment	3,506,019	—	—
Electronic Equipment, Instruments & Components	33,054,179	—	—
Energy Equipment & Services	18,527,118	—	—
Entertainment	1,170,522	—	—
Equity Real Estate Investment Trusts (REITs)	57,525,492	—	—
Food & Staples Retailing	6,450,499	—	—
Food Products	16,779,183	—	—
Gas Utilities	7,401,146	—	—
Health Care Equipment & Supplies	22,955,742	—	—
Health Care Providers & Services	25,091,136	—	—
Health Care Technology	4,397,299	—	—
Hotels, Restaurants & Leisure	14,177,261	—	—
Household Durables	19,602,263	—	—
Household Products	3,687,888	—	—
Insurance	21,476,775	—	—
Interactive Media & Services	4,332,186	—	—
Internet & Direct Marketing Retail	692,091	—	—
IT Services	9,644,659	—	—
Leisure Products	2,077,084	—	—
Life Sciences Tools & Services	1,636,118	—	—
Machinery	39,519,142	—	—
Marine	2,155,345	—	—
Media	4,060,884	—	—
Metals & Mining	15,285,135	—	—
Mortgage Real Estate Investment Trusts (REITs)	9,785,067	—	—
Multiline Retail	389,697	—	—
Multi-Utilities	3,737,969	—	—
Oil, Gas & Consumable Fuels	18,324,210	—	—
Paper & Forest Products	2,472,605	—	—
Personal Products	9,528,314	—	—
Pharmaceuticals	14,424,725	—	—
Professional Services	11,082,885	—	—
Real Estate Management & Development	5,024,772	—	—
Road & Rail	3,250,898	—	—
Semiconductors & Semiconductor Equipment	27,787,450	—	—
Software	19,543,838	—	—
Specialty Retail	37,789,023	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A220

PSF SMALL-CAP STOCK INDEX PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Technology Hardware, Storage & Peripherals	$1,284,698	$—	$—
Textiles, Apparel & Luxury Goods	6,999,476	—	—
Thrifts & Mortgage Finance	14,532,381	—	—
Tobacco	2,609,994	—	—
Trading Companies & Distributors	12,013,457	—	—
Water Utilities	9,414,470	—	—
Wireless Telecommunication Services	2,556,044	—	—
Exchange-Traded Fund	10,327,117	—	—
Short-Term Investments
Affiliated Mutual Funds	262,898,735	—	—
U.S. Treasury Obligation	—	694,062	—

Total	$1,070,128,666	$694,062	$ 2

Other Financial Instruments*
Liabilities
Futures Contracts	$(145,234)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments. futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2022 were as follows:

Affiliated Mutual Funds (31.5% represents investments purchased with collateral from securities on loan)	32.3%
Banks	10.4
Equity Real Estate Investment Trusts (REITs)	7.1
Machinery	4.8
Specialty Retail	4.6
Electronic Equipment, Instruments & Components	4.1
Semiconductors & Semiconductor Equipment	3.4
Health Care Providers & Services	3.1
Chemicals	2.9
Health Care Equipment & Supplies	2.8
Insurance	2.6
Biotechnology	2.5
Household Durables	2.4
Software	2.4
Energy Equipment & Services	2.3
Oil, Gas & Consumable Fuels	2.2
Commercial Services & Supplies	2.2
Building Products	2.1
Food Products	2.1
Metals & Mining	1.9
Thrifts & Mortgage Finance	1.8
Pharmaceuticals	1.8
Hotels, Restaurants & Leisure	1.7
Trading Companies & Distributors	1.5
Communications Equipment	1.4
Aerospace & Defense	1.4
Professional Services	1.4
Exchange-Traded Fund	1.3
Auto Components	1.2
Mortgage Real Estate Investment Trusts (REITs)	1.2

IT Services	1.2%
Personal Products	1.2
Water Utilities	1.2
Construction & Engineering	1.1
Capital Markets	1.0
Diversified Consumer Services	0.9
Gas Utilities	0.9
Air Freight & Logistics	0.9
Consumer Finance	0.9
Textiles, Apparel & Luxury Goods	0.9
Food & Staples Retailing	0.8
Real Estate Management & Development	0.6
Health Care Technology	0.5
Interactive Media & Services	0.5
Media	0.5
Multi-Utilities	0.5
Household Products	0.4
Electrical Equipment	0.4
Road & Rail	0.4
Containers & Packaging	0.4
Diversified Telecommunication Services	0.4
Airlines	0.3
Tobacco	0.3
Wireless Telecommunication Services	0.3
Beverages	0.3
Paper & Forest Products	0.3
Marine	0.3
Leisure Products	0.3
Life Sciences Tools & Services	0.2
Automobiles	0.2
Technology Hardware, Storage & Peripherals	0.2

SEE NOTES TO FINANCIAL STATEMENTS.

A221

PSF SMALL-CAP STOCK INDEX PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Industry Classification (continued):

Entertainment	0.1%
U.S. Treasury Obligation	0.1
Internet & Direct Marketing Retail	0.1
Multiline Retail	0.0 *

131.5
Liabilities in excess of other assets	(31.5)

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Equity contracts	—	$—	Due from/to broker-variation margin futures	$145,234	*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Equity contracts	$(825,169)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Equity contracts	$(220,810)

For the year ended December 31, 2022, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*

Futures Contracts - Long Positions (1)	$6,384,178

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2022.
(1)	Notional Amount in USD.

SEE NOTES TO FINANCIAL STATEMENTS.

A222

PSF SMALL-CAP STOCK INDEX PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$250,054,040	$(250,054,040)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A223

PSF SMALL-CAP STOCK INDEX PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2022

ASSETS
Investments at value, including securities on loan of $250,054,040:
Unaffiliated investments (cost $588,680,012)	$807,923,995
Affiliated investments (cost $262,641,504)	262,898,735
Dividends and interest receivable	1,056,490
Receivable for investments sold	546,087
Receivable for Portfolio shares sold	58,944
Prepaid expenses and other assets	13,921

Total Assets	1,072,498,172

LIABILITIES
Payable to broker for collateral for securities on loan	256,232,608
Accrued expenses and other liabilities	1,162,736
Management fee payable	247,942
Payable for investments purchased	174,483
Payable for Portfolio shares purchased	162,076
Due to broker-variation margin futures	22,386
Distribution fee payable	1,890
Affiliated transfer agent fee payable	980
Trustees’ fees payable	790

Total Liabilities	258,005,891

NET ASSETS	$814,492,281

Net assets were comprised of: Partners’ Equity	$814,492,281

Class I:
Net asset value and redemption price per share, $805,629,768 / 15,965,140 outstanding shares of beneficial interest	$50.46

Class III:
Net asset value and redemption price per share, $8,862,513 / 176,364 outstanding shares of beneficial interest	$50.25

STATEMENT OF OPERATIONS

Year Ended December 31, 2022

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $9,814 foreign withholding tax, of which $50 is reimbursable by an affiliate)	$12,572,358
Income from securities lending, net (including affiliated income of $379,213)	403,951
Affiliated dividend income	127,213
Interest income	7,985

Total income	13,111,507

EXPENSES
Management fee	3,073,687
Distribution fee—Class III	19,904
Custodian and accounting fees	90,548
Shareholders’ reports	44,955
Legal fees and expenses	25,775
Audit fee	24,600
Trustees’ fees	22,161
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,682
Miscellaneous	31,298

Total expenses	3,343,610

NET INVESTMENT INCOME (LOSS)	9,767,897

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(25,832))	48,392,214
Futures transactions	(825,169)

47,567,045

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $92,226)	(223,530,059)
Futures	(220,810)

(223,750,869)

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	(176,183,824)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(166,415,927)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$9,767,897	$8,901,819
Net realized gain (loss) on investment transactions	47,567,045	91,316,752
Net change in unrealized appreciation (depreciation) on investments	(223,750,869)	122,798,716

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(166,415,927)	223,017,287

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold	13,966,519	24,869,098
Portfolio shares purchased	(63,514,847)	(75,416,063)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(49,548,328)	(50,546,965)

TOTAL INCREASE (DECREASE)	(215,964,255)	172,470,322
NET ASSETS:
Beginning of year	1,030,456,536	857,986,214

End of year	$814,492,281	$1,030,456,536

SEE NOTES TO FINANCIAL STATEMENTS.

A224

PSF SMALL-CAP STOCK INDEX PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

Class I
	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$60.34	$47.76	$43.03	$35.15	$38.51

Income (Loss) From Investment Operations:
Net investment income (loss)	0.59	0.51	0.40	0.46	0.40
Net realized and unrealized gain (loss) on investment transactions	(10.47)	12.07	4.33	7.42	(3.76)

Total from investment operations	(9.88)	12.58	4.73	7.88	(3.36)

Capital Contributions	—	—	—	—	—	(b)(c)

Net Asset Value, end of year	$50.46	$60.34	$47.76	$43.03	$35.15

Total Return(d)	(16.37)%	26.34%	10.99%	22.42%	(8.73	)%(e)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$806	$1,024	$858	$834	$729
Average net assets (in millions)	$870	$1,002	$701	$794	$871
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.38%	0.38%	0.40%	0.39%	0.39%
Expenses before waivers and/or expense reimbursement	0.38%	0.38%	0.40%	0.39%	0.39%
Net investment income (loss)	1.11%	0.89%	1.07%	1.15%	0.98%
Portfolio turnover rate(g)	17%	18%	18%	19%	18%

Class III
	Year Ended December 31, 2022	April 26, 2021(h) through December 31, 2021
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$60.24	$57.73

Income (Loss) From Investment Operations:
Net investment income (loss)	0.47	0.31
Net realized and unrealized gain (loss) on investment transactions	(10.46)	2.20

Total from investment operations	(9.99)	2.51

Net Asset Value, end of period	$50.25	$60.24

Total Return(d)	(16.58)%	4.35%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$9	$6
Average net assets (in millions)	$8	$3
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.63%	0.62	%(i)
Expenses before waivers and/or expense reimbursement	0.63%	0.62	%(i)
Net investment income (loss)	0.90%	0.76	%(i)
Portfolio turnover rate(g)	17%	18%

(a)	Calculated based on average shares outstanding during the period.
(b)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(h)	Commencement of offering.
(i)	Annualized, with the exception of certain non-recurring expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

A225

PSF SMALL-CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
LONG-TERM INVESTMENTS — 98.2%
COMMON STOCKS — 96.7%
Aerospace & Defense — 2.0%
AAR Corp.*	28,498	$1,279,560
Aerojet Rocketdyne Holdings, Inc.*	27,323	1,528,176
Ducommun, Inc.*	21,953	1,096,772
Maxar Technologies, Inc.	32,518	1,682,481

		5,586,989

Airlines — 0.3%
Spirit Airlines, Inc.*	42,933	836,335

Auto Components — 0.8%
Adient PLC*	43,809	1,519,734
American Axle & Manufacturing Holdings, Inc.*	92,632	724,382

		2,244,116

Banks — 18.6%
Amalgamated Financial Corp.	14,912	343,572
Ameris Bancorp	39,199	1,847,841
Associated Banc-Corp.	87,892	2,029,426
Atlantic Union Bankshares Corp.	45,375	1,594,477
Banner Corp.	36,218	2,288,978
Berkshire Hills Bancorp, Inc.	21,579	645,212
Brookline Bancorp, Inc.	60,378	854,349
Cadence Bank(a)	17,675	435,866
Community Bank System, Inc.	21,327	1,342,535
ConnectOne Bancorp, Inc.	52,220	1,264,246
CVB Financial Corp.	77,167	1,987,050
Eastern Bankshares, Inc.	112,992	1,949,112
FB Financial Corp.	35,202	1,272,200
First Financial Bankshares, Inc.(a)	31,310	1,077,064
First Merchants Corp.	44,188	1,816,569
German American Bancorp, Inc.	23,765	886,435
Glacier Bancorp, Inc.	27,969	1,382,228
Hancock Whitney Corp.	62,155	3,007,680
Heritage Financial Corp.	36,383	1,114,775
Home BancShares, Inc.(a)	69,723	1,588,987
Independent Bank Corp.	27,508	2,322,500
Independent Bank Group, Inc.	17,933	1,077,415
Lakeland Financial Corp.	25,567	1,865,624
NBT Bancorp, Inc.	18,810	816,730
OceanFirst Financial Corp.	63,837	1,356,536
Origin Bancorp, Inc.	20,567	754,809
Pacific Premier Bancorp, Inc.	65,216	2,058,217
Pinnacle Financial Partners, Inc.	17,910	1,314,594
Renasant Corp.	49,902	1,875,816
SouthState Corp.	28,727	2,193,594
Towne Bank	40,889	1,261,017
TriCo Bancshares	32,126	1,638,105
United Community Banks, Inc.	76,588	2,588,674
Washington Federal, Inc.	65,040	2,182,092

		52,034,325

Beverages — 0.9%
Primo Water Corp.	159,381	2,476,781

Biotechnology — 4.3%
2seventy bio, Inc.*	27,622	258,818
Agios Pharmaceuticals, Inc.*(a)	38,780	1,088,942
Alkermes PLC*	32,706	854,608

	Shares	Value
COMMON STOCKS (continued)
Biotechnology (cont’d.)
Allogene Therapeutics, Inc.*(a)	24,523	$154,250
Apellis Pharmaceuticals, Inc.*	13,516	698,912
Arcus Biosciences, Inc.*(a)	19,748	408,389
Avidity Biosciences, Inc.*(a)	28,970	642,844
Beam Therapeutics, Inc.*(a)	11,654	455,788
Cytokinetics, Inc.*	15,427	706,865
Intellia Therapeutics, Inc.*(a)	8,078	281,841
Iovance Biotherapeutics, Inc.*	60,530	386,787
Kura Oncology, Inc.*	33,392	414,395
Mersana Therapeutics, Inc.*	77,992	457,033
Myriad Genetics, Inc.*	44,530	646,130
REGENXBIO, Inc.*	21,025	476,847
Relay Therapeutics, Inc.*(a)	43,225	645,782
REVOLUTION Medicines, Inc.*(a)	33,966	809,070
Sage Therapeutics, Inc.*	30,217	1,152,476
Veracyte, Inc.*	33,164	786,982
Xencor, Inc.*	25,816	672,249

		11,999,008

Building Products — 0.5%
Resideo Technologies, Inc.*	83,045	1,366,090

Capital Markets — 1.0%
P10, Inc. (Class A Stock)(a)	46,709	498,385
Piper Sandler Cos.(a)	7,319	952,860
PJT Partners, Inc. (Class A Stock)	10,216	752,817
Stifel Financial Corp.	11,856	692,035

		2,896,097

Chemicals — 1.8%
Ashland, Inc.	16,681	1,793,708
Avient Corp.	65,828	2,222,353
HB Fuller Co.	16,477	1,180,083

		5,196,144

Commercial Services & Supplies — 1.7%
ABM Industries, Inc.	63,065	2,801,347
Deluxe Corp.	31,562	535,923
UniFirst Corp.	6,860	1,323,911

		4,661,181

Communications Equipment — 0.3%
Viavi Solutions, Inc.*	78,321	823,154

Construction & Engineering — 1.6%
Arcosa, Inc.	35,824	1,946,676
Dycom Industries, Inc.*	6,427	601,567
MasTec, Inc.*	23,039	1,965,918

		4,514,161

Construction Materials — 0.6%
Summit Materials, Inc. (Class A Stock)*	58,949	1,673,562

Consumer Finance — 0.5%
FirstCash Holdings, Inc.	12,851	1,116,880
LendingClub Corp.*	30,010	264,088

		1,380,968

Containers & Packaging — 0.2%
TriMas Corp.	20,723	574,856

SEE NOTES TO FINANCIAL STATEMENTS.

A226

PSF SMALL-CAP VALUE PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Diversified Consumer Services — 0.5%
Adtalem Global Education, Inc.*	40,016	$1,420,568

Diversified Financial Services — 0.1%
Alerus Financial Corp.	8,537	199,339

Diversified Telecommunication Services — 0.5%
Iridium Communications, Inc.*	28,400	1,459,760

Electric Utilities — 2.4%
ALLETE, Inc.	36,255	2,338,810
IDACORP, Inc.	20,721	2,234,760
MGE Energy, Inc.	29,538	2,079,475

		6,653,045

Electronic Equipment, Instruments & Components — 2.7%
CTS Corp.(a)	19,996	788,242
FARO Technologies, Inc.*	32,560	957,590
Itron, Inc.*	21,400	1,083,910
Knowles Corp.*	88,759	1,457,423
Rogers Corp.*	3,030	361,600
Sanmina Corp.*	27,557	1,578,740
TTM Technologies, Inc.*	88,008	1,327,161

		7,554,666

Energy Equipment & Services — 1.7%
Helmerich & Payne, Inc.	40,962	2,030,486
NexTier Oilfield Solutions, Inc.*	151,024	1,395,462
Patterson-UTI Energy, Inc.	75,259	1,267,362

		4,693,310

Equity Real Estate Investment Trusts (REITs) — 8.5%
Acadia Realty Trust	159,190	2,284,376
Agree Realty Corp.(a)	29,945	2,123,999
Hudson Pacific Properties, Inc.	110,533	1,075,486
Pebblebrook Hotel Trust(a)	117,801	1,577,355
Physicians Realty Trust(a)	253,144	3,662,994
RLJ Lodging Trust	221,299	2,343,556
Ryman Hospitality Properties, Inc.	30,593	2,501,896
SITE Centers Corp.(a)	176,004	2,404,215
STAG Industrial, Inc.(a)	96,238	3,109,450
Terreno Realty Corp.	48,805	2,775,540

		23,858,867

Food & Staples Retailing — 0.7%
SpartanNash Co.	21,466	649,132
United Natural Foods, Inc.*	33,856	1,310,566

		1,959,698

Food Products — 2.0%
Hostess Brands, Inc.*(a)	115,806	2,598,687
Simply Good Foods Co. (The)*	22,941	872,446
TreeHouse Foods, Inc.*	23,192	1,145,221
Utz Brands, Inc.(a)	67,606	1,072,231

		5,688,585

Gas Utilities — 1.5%
Chesapeake Utilities Corp.	12,031	1,421,823
ONE Gas, Inc.	30,064	2,276,446
Southwest Gas Holdings, Inc.	9,286	574,618

		4,272,887

	Shares	Value
COMMON STOCKS (continued)
Health Care Equipment & Supplies — 2.6%
Avanos Medical, Inc.*	51,307	$1,388,368
CONMED Corp.	7,804	691,747
Enovis Corp.*	26,266	1,405,756
LivaNova PLC*	19,763	1,097,637
NuVasive, Inc.*	28,322	1,167,999
QuidelOrtho Corp.*	17,006	1,456,904

		7,208,411

Health Care Providers & Services — 0.6%
Acadia Healthcare Co., Inc.*	16,101	1,325,434
Owens & Minor, Inc.*	20,315	396,752

		1,722,186

Health Care Technology — 0.8%
Allscripts Healthcare Solutions, Inc.*	95,114	1,677,811
Health Catalyst, Inc.*	44,499	473,024

		2,150,835

Hotels, Restaurants & Leisure — 2.4%
Boyd Gaming Corp.	20,333	1,108,758
International Game Technology PLC	75,129	1,703,926
Krispy Kreme, Inc.(a)	47,331	488,456
Red Rock Resorts, Inc. (Class A Stock)(a)	22,845	914,028
SeaWorld Entertainment, Inc.*	24,458	1,308,748
Travel + Leisure Co.	30,737	1,118,827

		6,642,743

Household Durables — 1.5%
Century Communities, Inc.	21,715	1,085,967
Installed Building Products, Inc.	8,610	737,016
Meritage Homes Corp.*	25,139	2,317,816

		4,140,799

Independent Power & Renewable Electricity Producers — 0.4%
NextEra Energy Partners LP(a)	18,200	1,275,638

Insurance — 2.8%
AMERISAFE, Inc.	13,130	682,366
CNO Financial Group, Inc.	50,632	1,156,941
Enstar Group Ltd.*	6,419	1,483,046
Hanover Insurance Group, Inc. (The)	5,732	774,565
RLI Corp.	6,356	834,352
Selective Insurance Group, Inc.(a)	32,027	2,837,913

		7,769,183

Interactive Media & Services — 0.3%
Bumble, Inc. (Class A Stock)*	39,252	826,255

Leisure Products — 0.4%
Topgolf Callaway Brands Corp.*	63,166	1,247,529

Life Sciences Tools & Services — 0.6%
NeoGenomics, Inc.*	116,794	1,079,176
Pacific Biosciences of California, Inc.*(a)	76,338	624,445

		1,703,621

Machinery — 4.6%
Astec Industries, Inc.	21,924	891,430

SEE NOTES TO FINANCIAL STATEMENTS.

A227

PSF SMALL-CAP VALUE PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Machinery (cont’d.)
Columbus McKinnon Corp.	44,499	$1,444,882
EnPro Industries, Inc.	19,769	2,148,692
ESCO Technologies, Inc.	22,119	1,936,297
Federal Signal Corp.	49,374	2,294,410
SPX Technologies, Inc.*	24,037	1,578,029
Standex International Corp.	7,387	756,503
Terex Corp.	46,376	1,981,183

		13,031,426

Media — 1.8%
Entravision Communications Corp. (Class A Stock)	122,877	589,810
iHeartMedia, Inc. (Class A Stock)*	34,778	213,189
John Wiley & Sons, Inc. (Class A Stock)	30,419	1,218,585
Nexstar Media Group, Inc.	7,465	1,306,599
TEGNA, Inc.	79,216	1,678,587

		5,006,770

Metals & Mining — 2.1%
ATI, Inc.*	50,220	1,499,569
Carpenter Technology Corp.	33,445	1,235,458
Commercial Metals Co.	34,945	1,687,844
Constellium SE*	66,366	785,110
Hecla Mining Co.	115,775	643,709

		5,851,690

Mortgage Real Estate Investment Trusts (REITs) — 1.3%
KKR Real Estate Finance Trust, Inc.(a)	86,886	1,212,929
PennyMac Mortgage Investment Trust(a)	140,182	1,736,855
TPG RE Finance Trust, Inc.(a)	113,819	772,831

		3,722,615

Multiline Retail — 0.3%
Macy’s, Inc.	39,242	810,347

Oil, Gas & Consumable Fuels — 3.9%
Callon Petroleum Co.*	9,080	336,777
DHT Holdings, Inc.	119,231	1,058,771
Equitrans Midstream Corp.	117,098	784,557
Golar LNG Ltd. (Cameroon)*	49,859	1,136,287
Green Plains, Inc.*(a)	27,445	837,072
Murphy Oil Corp.	42,413	1,824,183
PBF Energy, Inc. (Class A Stock)	18,040	735,671
Peabody Energy Corp.*(a)	22,851	603,723
Scorpio Tankers, Inc. (Monaco)	34,541	1,857,270
Sitio Royalties Corp. (Class A Stock)	16,713	482,167
SM Energy Co.	33,178	1,155,590

		10,812,068

Personal Products — 0.3%
BellRing Brands, Inc.*(a)	33,453	857,735

Professional Services — 2.8%
Alight, Inc. (Class A Stock)*	100,367	839,068
ASGN, Inc.*	21,152	1,723,465
First Advantage Corp.*	67,295	874,835
ICF International, Inc.	13,331	1,320,436

	Shares	Value
COMMON STOCKS (continued)
Professional Services (cont’d.)
KBR, Inc.	58,090	$3,067,152

		7,824,956

Real Estate Management & Development — 0.6%
Kennedy-Wilson Holdings, Inc.	105,396	1,657,879

Road & Rail — 0.7%
ArcBest Corp.	10,138	710,066
Saia, Inc.*	5,650	1,184,692

		1,894,758

Semiconductors & Semiconductor Equipment — 1.2%
Cohu, Inc.*	54,035	1,731,822
MACOM Technology Solutions Holdings, Inc.*	19,945	1,256,136
Onto Innovation, Inc.*	3,760	256,018

		3,243,976

Software — 1.9%
Domo, Inc. (Class B Stock)*	19,815	282,166
JFrog Ltd. (Israel)*(a)	61,090	1,303,050
LiveRamp Holdings, Inc.*	41,266	967,275
Smartsheet, Inc. (Class A Stock)*	17,286	680,377
Tenable Holdings, Inc.*	33,504	1,278,177
Verint Systems, Inc.*	23,172	840,680

		5,351,725

Specialty Retail — 2.8%
Academy Sports & Outdoors, Inc.(a)	46,474	2,441,744
American Eagle Outfitters, Inc.(a)	31,163	435,035
Asbury Automotive Group, Inc.*(a)	7,172	1,285,581
Foot Locker, Inc.	34,778	1,314,261
Group 1 Automotive, Inc.	11,350	2,047,200
Signet Jewelers Ltd.(a)	4,624	314,432

		7,838,253

Technology Hardware, Storage & Peripherals — 0.2%
Xerox Holdings Corp.(a)	30,935	451,651

Textiles, Apparel & Luxury Goods — 1.3%
Capri Holdings Ltd.*	31,990	1,833,667
Carter’s, Inc.(a)	11,583	864,207
Deckers Outdoor Corp.*	2,443	975,148

		3,673,022

Thrifts & Mortgage Finance — 1.4%
MGIC Investment Corp.	146,985	1,910,805
NMI Holdings, Inc. (Class A Stock)*	48,514	1,013,943
Walker & Dunlop, Inc.	11,801	926,142

		3,850,890

Trading Companies & Distributors — 0.9%
Beacon Roofing Supply, Inc.*	25,232	1,331,997
Herc Holdings, Inc.	9,713	1,277,940

		2,609,937

Water Utilities — 0.4%
SJW Group	15,344	1,245,779

SEE NOTES TO FINANCIAL STATEMENTS.

A228

PSF SMALL-CAP VALUE PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value
COMMON STOCKS (continued)
Wireless Telecommunication Services — 0.1%
Telephone & Data Systems, Inc.(a)	28,491	$298,871

TOTAL COMMON STOCKS (cost $249,199,508)		270,746,040

EXCHANGE-TRADED FUND — 1.5%
iShares Russell 2000 Value ETF(a)	29,861	4,140,825

(cost $4,235,498)

TOTAL LONG-TERM INVESTMENTS (cost $253,435,006)		274,886,865

SHORT-TERM INVESTMENTS — 14.5%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(wa)	5,051,958	5,051,958
PGIM Institutional Money Market Fund (cost $35,690,057; includes $35,568,192 of cash collateral for securities on loan)(b)(wa)	35,726,128	35,708,265

TOTAL SHORT-TERM INVESTMENTS (cost $40,742,015)		40,760,223

TOTAL INVESTMENTS—112.7% (cost $294,177,021)		315,647,088
Liabilities in excess of other assets — (12.7)%		(35,690,291)

NET ASSETS — 100.0%		$279,956,797

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $34,719,610; cash collateral of $35,568,192 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$5,586,989	$—	$—
Airlines	836,335	—	—
Auto Components	2,244,116	—	—
Banks	52,034,325	—	—
Beverages	2,476,781	—	—
Biotechnology	11,999,008	—	—
Building Products	1,366,090	—	—
Capital Markets	2,896,097	—	—
Chemicals	5,196,144	—	—
Commercial Services & Supplies	4,661,181	—	—
Communications Equipment	823,154	—	—
Construction & Engineering	4,514,161	—	—
Construction Materials	1,673,562	—	—
Consumer Finance	1,380,968	—	—
Containers & Packaging	574,856	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A229

PSF SMALL-CAP VALUE PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Diversified Consumer Services	$1,420,568	$—	$—
Diversified Financial Services	199,339	—	—
Diversified Telecommunication Services	1,459,760	—	—
Electric Utilities	6,653,045	—	—
Electronic Equipment, Instruments & Components	7,554,666	—	—
Energy Equipment & Services	4,693,310	—	—
Equity Real Estate Investment Trusts (REITs)	23,858,867	—	—
Food & Staples Retailing	1,959,698	—	—
Food Products	5,688,585	—	—
Gas Utilities	4,272,887	—	—
Health Care Equipment & Supplies	7,208,411	—	—
Health Care Providers & Services	1,722,186	—	—
Health Care Technology	2,150,835	—	—
Hotels, Restaurants & Leisure	6,642,743	—	—
Household Durables	4,140,799	—	—
Independent Power & Renewable Electricity Producers	1,275,638	—	—
Insurance	7,769,183	—	—
Interactive Media & Services	826,255	—	—
Leisure Products	1,247,529	—	—
Life Sciences Tools & Services	1,703,621	—	—
Machinery	13,031,426	—	—
Media	5,006,770	—	—
Metals & Mining	5,851,690	—	—
Mortgage Real Estate Investment Trusts (REITs)	3,722,615	—	—
Multiline Retail	810,347	—	—
Oil, Gas & Consumable Fuels	10,812,068	—	—
Personal Products	857,735	—	—
Professional Services	7,824,956	—	—
Real Estate Management & Development	1,657,879	—	—
Road & Rail	1,894,758	—	—
Semiconductors & Semiconductor Equipment	3,243,976	—	—
Software	5,351,725	—	—
Specialty Retail	7,838,253	—	—
Technology Hardware, Storage & Peripherals	451,651	—	—
Textiles, Apparel & Luxury Goods	3,673,022	—	—
Thrifts & Mortgage Finance	3,850,890	—	—
Trading Companies & Distributors	2,609,937	—	—
Water Utilities	1,245,779	—	—
Wireless Telecommunication Services	298,871	—	—
Exchange-Traded Fund	4,140,825	—	—
Short-Term Investments
Affiliated Mutual Funds	40,760,223	—	—

Total	$315,647,088	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A230

PSF SMALL-CAP VALUE PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2022 were as follows:

Banks	18.6%
Affiliated Mutual Funds (12.7% represents investments purchased with collateral from securities on loan)	14.5
Equity Real Estate Investment Trusts (REITs)	8.5
Machinery	4.6
Biotechnology	4.3
Oil, Gas & Consumable Fuels	3.9
Specialty Retail	2.8
Professional Services	2.8
Insurance	2.8
Electronic Equipment, Instruments & Components	2.7
Health Care Equipment & Supplies	2.6
Electric Utilities	2.4
Hotels, Restaurants & Leisure	2.4
Metals & Mining	2.1
Food Products	2.0
Aerospace & Defense	2.0
Software	1.9
Chemicals	1.8
Media	1.8
Energy Equipment & Services	1.7
Commercial Services & Supplies	1.7
Construction & Engineering	1.6
Gas Utilities	1.5
Household Durables	1.5
Exchange-Traded Fund	1.5
Thrifts & Mortgage Finance	1.4
Mortgage Real Estate Investment Trusts (REITs)	1.3
Textiles, Apparel & Luxury Goods	1.3
Semiconductors & Semiconductor Equipment	1.2
Capital Markets	1.0

Trading Companies & Distributors	0.9%
Beverages	0.9
Auto Components	0.8
Health Care Technology	0.8
Food & Staples Retailing	0.7
Road & Rail	0.7
Health Care Providers & Services	0.6
Life Sciences Tools & Services	0.6
Construction Materials	0.6
Real Estate Management & Development	0.6
Diversified Telecommunication Services	0.5
Diversified Consumer Services	0.5
Consumer Finance	0.5
Building Products	0.5
Independent Power & Renewable Electricity Producers	0.4
Leisure Products	0.4
Water Utilities	0.4
Personal Products	0.3
Airlines	0.3
Interactive Media & Services	0.3
Communications Equipment	0.3
Multiline Retail	0.3
Containers & Packaging	0.2
Technology Hardware, Storage & Peripherals	0.2
Wireless Telecommunication Services	0.1
Diversified Financial Services	0.1

112.7
Liabilities in excess of other assets	(12.7)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$34,719,610	$(34,719,610)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A231

PSF SMALL-CAP VALUE PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2022

ASSETS
Investments at value, including securities on loan of $34,719,610:
Unaffiliated investments (cost $253,435,006)	$274,886,865
Affiliated investments (cost $40,742,015)	40,760,223
Dividends receivable	425,481
Receivable for Portfolio shares sold	68,269
Receivable for investments sold	50,310
Tax reclaim receivable	7,407
Prepaid expenses and other assets	5,238

Total Assets	316,203,793

LIABILITIES
Payable to broker for collateral for securities on loan	35,568,192
Management fee payable	217,666
Payable for Portfolio shares purchased	212,941
Accrued expenses and other liabilities	204,869
Payable for investments purchased	34,472
Payable to affiliate	7,407
Affiliated transfer agent fee payable	980
Trustees’ fees payable	469

Total Liabilities	36,246,996

NET ASSETS	$279,956,797

Net assets were comprised of:
Partners’ Equity	$279,956,797

Net asset value and redemption price per share, $279,956,797 / 9,136,373 outstanding shares of beneficial interest	$30.64

STATEMENT OF OPERATIONS

Year Ended December 31, 2022

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $7,110 foreign withholding tax, of which $484 is reimbursable by an affiliate)	$4,861,058
Affiliated dividend income	75,491
Income from securities lending, net (including affiliated income of $51,696)	60,060

Total income	4,996,609

EXPENSES
Management fee	2,607,711
Custodian and accounting fees	63,851
Shareholders’ reports	44,792
Audit fee	25,100
Legal fees and expenses	20,769
Trustees’ fees	12,829
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,682
Miscellaneous	20,729

Total expenses	2,806,463

NET INVESTMENT INCOME (LOSS)	2,190,146

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on investment transactions (including affiliated of $(5,447))	(1,333,309)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $13,314)	(47,940,525)

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	(49,273,834)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(47,083,688)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$2,190,146	$496,790
Net realized gain (loss) on investment transactions	(1,333,309)	55,333,818
Net change in unrealized appreciation (depreciation) on investments	(47,940,525)	9,827,069

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(47,083,688)	65,657,677

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [690,624 and 1,189,991 shares, respectively]	22,194,653	39,680,214
Portfolio shares purchased [505,334 and 847,439 shares, respectively]	(16,507,069)	(28,411,729)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	5,687,584	11,268,485

TOTAL INCREASE (DECREASE)	(41,396,104)	76,926,162
NET ASSETS:
Beginning of year	321,352,901	244,426,739

End of year	$279,956,797	$321,352,901

SEE NOTES TO FINANCIAL STATEMENTS.

A232

PSF SMALL-CAP VALUE PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$35.90	$28.39	$27.86	$22.69	$26.32

Income (Loss) From Investment Operations:
Net investment income (loss)	0.24	0.06	0.14	0.20	0.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(5.50)	7.45	0.39	4.97	(3.76)

Total from investment operations	(5.26)	7.51	0.53	5.17	(3.63)

Capital Contributions	—	—	—	—	—	(b)(c)

Net Asset Value, end of year	$30.64	$35.90	$28.39	$27.86	$22.69

Total Return(d)	(14.65)%	26.45%	1.90%	22.79%	(13.79	)%(e)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$280	$321	$244	$221	$180
Average net assets (in millions)	$290	$295	$188	$207	$211
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.97%	0.96%	1.03%	1.01%	0.99%
Expenses before waivers and/or expense reimbursement	0.97%	0.96%	1.03%	1.02%	1.00%
Net investment income (loss)	0.76%	0.17%	0.61%	0.76%	0.48%
Portfolio turnover rate(g)	57%	71%	69%	56%	58%

(a)	Calculated based on average shares outstanding during the year.
(b)

Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

A233

PSF STOCK INDEX PORTFOLIO
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

LONG-TERM INVESTMENTS — 97.9%

COMMON STOCKS — 96.8%
Aerospace & Defense — 1.8%
Boeing Co. (The)*	99,736	$18,998,711
General Dynamics Corp.	39,960	9,914,476
Howmet Aerospace, Inc.	65,392	2,577,099
Huntington Ingalls Industries, Inc.	7,200	1,660,896
L3Harris Technologies, Inc.	33,980	7,074,976
Lockheed Martin Corp.	41,508	20,193,227
Northrop Grumman Corp.	25,766	14,058,187
Raytheon Technologies Corp.	261,648	26,405,516
Textron, Inc.	37,150	2,630,220
TransDigm Group, Inc.	9,150	5,761,297

		109,274,605

Air Freight & Logistics — 0.6%
C.H. Robinson Worldwide, Inc.(a)	21,000	1,922,760
Expeditors International of Washington, Inc.	28,300	2,940,936
FedEx Corp.	42,640	7,385,248
United Parcel Service, Inc. (Class B Stock)	129,900	22,581,816

		34,830,760

Airlines — 0.2%
Alaska Air Group, Inc.*	21,900	940,386
American Airlines Group, Inc.*(a)	114,700	1,458,984
Delta Air Lines, Inc.*	113,200	3,719,752
Southwest Airlines Co.*	104,837	3,529,862
United Airlines Holdings, Inc.*	57,700	2,175,290

		11,824,274

Auto Components — 0.1%
Aptiv PLC*	47,900	4,460,927
BorgWarner, Inc.	41,600	1,674,400

		6,135,327

Automobiles — 1.3%
Ford Motor Co.	702,659	8,171,924
General Motors Co.	252,800	8,504,192
Tesla, Inc.*	477,550	58,824,609

		75,500,725

Banks — 3.7%
Bank of America Corp.	1,241,732	41,126,164
Citigroup, Inc.	344,622	15,587,253
Citizens Financial Group, Inc.	87,900	3,460,623
Comerica, Inc.	23,250	1,554,263
Fifth Third Bancorp(a)	122,149	4,007,709
First Republic Bank	32,600	3,973,614
Huntington Bancshares, Inc.(a)	254,675	3,590,917
JPMorgan Chase & Co.	521,895	69,986,119
KeyCorp.	165,100	2,876,042
M&T Bank Corp.	30,761	4,462,191
PNC Financial Services Group, Inc. (The)	71,743	11,331,089
Regions Financial Corp.	166,412	3,587,843
Signature Bank	11,100	1,278,942
SVB Financial Group*	10,490	2,414,169
Truist Financial Corp.	236,126	10,160,502

	Shares	Value

COMMON STOCKS (continued)
Banks (cont’d.)
U.S. Bancorp	240,581	$10,491,737
Wells Fargo & Co.	677,976	27,993,629
Zions Bancorp NA	26,700	1,312,572

		219,195,378

Beverages — 1.9%
Brown-Forman Corp. (Class B Stock)	32,525	2,136,242
Coca-Cola Co. (The)	688,950	43,824,110
Constellation Brands, Inc. (Class A Stock)	28,900	6,697,575
Keurig Dr. Pepper, Inc.	150,300	5,359,698
Molson Coors Beverage Co. (Class B Stock)(a)	33,400	1,720,768
Monster Beverage Corp.*	68,100	6,914,193
PepsiCo, Inc.	244,544	44,179,319

		110,831,905

Biotechnology — 2.4%
AbbVie, Inc.	313,189	50,614,474
Amgen, Inc.	94,894	24,922,960
Biogen, Inc.*	25,655	7,104,383
Gilead Sciences, Inc.	223,200	19,161,720
Incyte Corp.*	32,700	2,626,464
Moderna, Inc.*	58,800	10,561,656
Regeneron Pharmaceuticals, Inc.*	19,050	13,744,384
Vertex Pharmaceuticals, Inc.*	45,660	13,185,695

		141,921,736

Building Products — 0.4%
A.O. Smith Corp.(a)	22,700	1,299,348
Allegion PLC	15,833	1,666,581
Carrier Global Corp.	148,867	6,140,764
Johnson Controls International PLC	122,615	7,847,360
Masco Corp.(a)	39,930	1,863,533
Trane Technologies PLC	41,000	6,891,690

		25,709,276

Capital Markets — 3.0%
Ameriprise Financial, Inc.	18,950	5,900,461
Bank of New York Mellon Corp. (The)	130,949	5,960,798
BlackRock, Inc.	26,740	18,948,766
Cboe Global Markets, Inc.	18,800	2,358,836
Charles Schwab Corp. (The)	271,400	22,596,764
CME Group, Inc.	64,060	10,772,330
FactSet Research Systems, Inc.	6,700	2,688,107
Franklin Resources, Inc.(a)	50,300	1,326,914
Goldman Sachs Group, Inc. (The)	60,270	20,695,513
Intercontinental Exchange, Inc.	99,390	10,196,420
Invesco Ltd.	80,500	1,448,195
MarketAxess Holdings, Inc.	6,800	1,896,452
Moody’s Corp.(a)	27,970	7,793,001
Morgan Stanley	234,578	19,943,822
MSCI, Inc.	14,380	6,689,145
Nasdaq, Inc.	60,000	3,681,000
Northern Trust Corp.	36,900	3,265,281
Raymond James Financial, Inc.(a)	34,550	3,691,668
S&P Global, Inc.	59,246	19,843,855
State Street Corp.	65,275	5,063,382

SEE NOTES TO FINANCIAL STATEMENTS.

A234

PSF STOCK INDEX PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Capital Markets (cont’d.)
T. Rowe Price Group, Inc.(a)	39,900	$4,351,494

		179,112,204

Chemicals — 1.8%
Air Products & Chemicals, Inc.	39,450	12,160,857
Albemarle Corp.	20,900	4,532,374
Celanese Corp.	17,600	1,799,424
CF Industries Holdings, Inc.	35,300	3,007,560
Corteva, Inc.	127,556	7,497,742
Dow, Inc.	125,222	6,309,936
DuPont de Nemours, Inc.(a)	88,656	6,084,461
Eastman Chemical Co.	21,700	1,767,248
Ecolab, Inc.	43,900	6,390,084
FMC Corp.	22,250	2,776,800
International Flavors & Fragrances, Inc.(a)	45,240	4,742,962
Linde PLC (United Kingdom)(a)	88,000	28,703,840
LyondellBasell Industries NV (Class A Stock)(a)	45,000	3,736,350
Mosaic Co. (The)	61,100	2,680,457
PPG Industries, Inc.(a)	41,700	5,243,358
Sherwin-Williams Co. (The)	41,900	9,944,127

		107,377,580

Commercial Services & Supplies — 0.5%
Cintas Corp.	15,300	6,909,786
Copart, Inc.*	76,300	4,645,907
Republic Services, Inc.	36,335	4,686,852
Rollins, Inc.	41,025	1,499,054
Waste Management, Inc.	66,530	10,437,226

		28,178,825

Communications Equipment — 0.9%
Arista Networks, Inc.*	44,100	5,351,535
Cisco Systems, Inc.	730,475	34,799,829
F5, Inc.*	10,650	1,528,382
Juniper Networks, Inc.	57,400	1,834,504
Motorola Solutions, Inc.	29,727	7,660,945

		51,175,195

Construction & Engineering — 0.1%
Quanta Services, Inc.(a)	25,400	3,619,500

Construction Materials — 0.1%
Martin Marietta Materials, Inc.	11,200	3,785,264
Vulcan Materials Co.	23,700	4,150,107

		7,935,371

Consumer Finance — 0.5%
American Express Co.	106,150	15,683,663
Capital One Financial Corp.	67,969	6,318,398
Discover Financial Services	48,305	4,725,678
Synchrony Financial	80,230	2,636,358

		29,364,097

Containers & Packaging — 0.3%
Amcor PLC(a)	266,300	3,171,633
Avery Dennison Corp.	14,600	2,642,600
Ball Corp.(a)	55,600	2,843,384

	Shares	Value

COMMON STOCKS (continued)
Containers & Packaging (cont’d.)
International Paper Co.(a)	64,067	$2,218,640
Packaging Corp. of America	16,700	2,136,097
Sealed Air Corp.	26,020	1,297,878
Westrock Co.	44,961	1,580,829

		15,891,061

Distributors — 0.1%
Genuine Parts Co.	25,125	4,359,439
LKQ Corp.	45,900	2,451,519
Pool Corp.	7,120	2,152,589

		8,963,547

Diversified Financial Services — 1.7%
Berkshire Hathaway, Inc. (Class B Stock)*	320,610	99,036,429

Diversified Telecommunication Services — 0.9%
AT&T, Inc.	1,267,971	23,343,346
Lumen Technologies, Inc.(a)	168,643	880,317
Verizon Communications, Inc.	747,188	29,439,207

		53,662,870

Electric Utilities — 2.0%
Alliant Energy Corp.	44,300	2,445,803
American Electric Power Co., Inc.(a)	91,440	8,682,228
Constellation Energy Corp.	58,224	5,019,491
Duke Energy Corp.	137,048	14,114,574
Edison International	68,000	4,326,160
Entergy Corp.	36,200	4,072,500
Evergy, Inc.	40,900	2,573,837
Eversource Energy	62,000	5,198,080
Exelon Corp.	176,773	7,641,897
FirstEnergy Corp.	96,080	4,029,595
NextEra Energy, Inc.	353,600	29,560,960
NRG Energy, Inc.	41,900	1,333,258
PG&E Corp.*	285,000	4,634,100
Pinnacle West Capital Corp.	20,200	1,536,008
PPL Corp.	129,900	3,795,678
Southern Co. (The)	193,700	13,832,117
Xcel Energy, Inc.	97,395	6,828,363

		119,624,649

Electrical Equipment — 0.6%
AMETEK, Inc.	40,800	5,700,576
Eaton Corp. PLC	70,811	11,113,787
Emerson Electric Co.	104,900	10,076,694
Generac Holdings, Inc.*(a)	11,300	1,137,458
Rockwell Automation, Inc.(a)	20,420	5,259,579

		33,288,094

Electronic Equipment, Instruments & Components — 0.6%
Amphenol Corp. (Class A Stock)	105,900	8,063,226
CDW Corp.	24,000	4,285,920
Corning, Inc.	134,700	4,302,318
Keysight Technologies, Inc.*	31,800	5,440,026
TE Connectivity Ltd. (Switzerland)	56,900	6,532,120
Teledyne Technologies, Inc.*	8,279	3,310,855
Trimble, Inc.*	43,900	2,219,584

SEE NOTES TO FINANCIAL STATEMENTS.

A235

PSF STOCK INDEX PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Electronic Equipment, Instruments & Components (cont’d.)
Zebra Technologies Corp. (Class A Stock)*	9,180	$2,353,844

		36,507,893

Energy Equipment & Services — 0.4%
Baker Hughes Co.(a)	179,048	5,287,287
Halliburton Co.	161,600	6,358,960
Schlumberger Ltd.	252,298	13,487,851

		25,134,098

Entertainment — 1.3%
Activision Blizzard, Inc.	126,800	9,706,540
Electronic Arts, Inc.	46,700	5,705,806
Live Nation Entertainment, Inc.*	25,100	1,750,474
Netflix, Inc.*	79,190	23,351,547
Take-Two Interactive Software, Inc.*	27,950	2,910,434
Walt Disney Co. (The)*	324,322	28,177,095
Warner Bros Discovery, Inc.*	391,008	3,706,756

		75,308,652

Equity Real Estate Investment Trusts (REITs) — 2.5%
Alexandria Real Estate Equities, Inc.	26,580	3,871,909
American Tower Corp.	82,900	17,563,194
AvalonBay Communities, Inc.	24,968	4,032,831
Boston Properties, Inc.(a)	25,100	1,696,258
Camden Property Trust	18,800	2,103,344
Crown Castle, Inc.	77,050	10,451,062
Digital Realty Trust, Inc.	50,900	5,103,743
Equinix, Inc.	16,475	10,791,619
Equity Residential	60,400	3,563,600
Essex Property Trust, Inc.	11,670	2,473,106
Extra Space Storage, Inc.	23,900	3,517,602
Federal Realty Investment Trust	13,000	1,313,520
Healthpeak Properties, Inc.	95,700	2,399,199
Host Hotels & Resorts, Inc.	127,226	2,041,977
Invitation Homes, Inc.(a)	102,700	3,044,028
Iron Mountain, Inc.(a)	51,530	2,568,771
Kimco Realty Corp.	110,100	2,331,918
Mid-America Apartment Communities, Inc.	20,600	3,233,994
Prologis, Inc.	164,280	18,519,285
Public Storage	28,150	7,887,349
Realty Income Corp.(a)	111,600	7,078,788
Regency Centers Corp.	27,400	1,712,500
SBA Communications Corp.	19,130	5,362,330
Simon Property Group, Inc.	58,011	6,815,132
UDR, Inc.	54,100	2,095,293
Ventas, Inc.	70,604	3,180,710
VICI Properties, Inc.(a)	170,600	5,527,440
Vornado Realty Trust(a)	28,057	583,866
Welltower, Inc.	84,100	5,512,755
Weyerhaeuser Co.	131,430	4,074,330

		150,451,453

Food & Staples Retailing — 1.5%
Costco Wholesale Corp.	78,752	35,950,288
Kroger Co. (The)	115,800	5,162,364
Sysco Corp.(a)	89,900	6,872,855

	Shares	Value

COMMON STOCKS (continued)
Food & Staples Retailing (cont’d.)
Walgreens Boots Alliance, Inc.(a)	127,700	$4,770,872
Walmart, Inc.	252,500	35,801,975

		88,558,354

Food Products — 1.2%
Archer-Daniels-Midland Co.	97,738	9,074,974
Campbell Soup Co.(a)	35,800	2,031,650
Conagra Brands, Inc.	85,000	3,289,500
General Mills, Inc.(a)	105,400	8,837,790
Hershey Co. (The)	26,200	6,067,134
Hormel Foods Corp.	51,200	2,332,160
J.M. Smucker Co. (The)	19,000	3,010,740
Kellogg Co.(a)	45,150	3,216,486
Kraft Heinz Co. (The)	140,937	5,737,545
Lamb Weston Holdings, Inc.	25,700	2,296,552
McCormick & Co., Inc.(a)	44,400	3,680,316
Mondelez International, Inc. (Class A Stock)	242,511	16,163,358
Tyson Foods, Inc. (Class A Stock)	51,600	3,212,100

		68,950,305

Gas Utilities — 0.0%
Atmos Energy Corp.	24,900	2,790,543

Health Care Equipment & Supplies — 2.7%
Abbott Laboratories	310,225	34,059,603
Align Technology, Inc.*	12,820	2,703,738
Baxter International, Inc.	89,700	4,572,009
Becton, Dickinson & Co.	50,799	12,918,186
Boston Scientific Corp.*	254,849	11,791,863
Cooper Cos., Inc. (The)	8,780	2,903,283
DENTSPLY SIRONA, Inc.	38,200	1,216,288
Dexcom, Inc.*	68,720	7,781,853
Edwards Lifesciences Corp.*	109,950	8,203,369
Hologic, Inc.*	44,250	3,310,342
IDEXX Laboratories, Inc.*	14,880	6,070,445
Intuitive Surgical, Inc.*	62,880	16,685,208
Medtronic PLC	236,528	18,382,956
ResMed, Inc.	26,100	5,432,193
STERIS PLC	17,700	3,269,013
Stryker Corp.	59,970	14,662,065
Teleflex, Inc.	8,350	2,084,411
Zimmer Biomet Holdings, Inc.	37,386	4,766,715

		160,813,540

Health Care Providers & Services — 3.6%
AmerisourceBergen Corp.	28,900	4,789,019
Cardinal Health, Inc.(a)	46,675	3,587,907
Centene Corp.*	101,168	8,296,788
Cigna Corp.	54,432	18,035,499
CVS Health Corp.	233,799	21,787,729
DaVita, Inc.*	9,900	739,233
Elevance Health, Inc.	42,500	21,801,225
HCA Healthcare, Inc.	37,700	9,046,492
Henry Schein, Inc.*(a)	24,300	1,940,841
Humana, Inc.	22,530	11,539,641
Laboratory Corp. of America Holdings	15,800	3,720,584
McKesson Corp.	25,207	9,455,650
Molina Healthcare, Inc.*	10,300	3,401,266

SEE NOTES TO FINANCIAL STATEMENTS.

A236

PSF STOCK INDEX PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Health Care Providers & Services (cont’d.)
Quest Diagnostics, Inc.(a)	20,300	$3,175,732
UnitedHealth Group, Inc.	166,230	88,131,821
Universal Health Services, Inc. (Class B Stock)	11,400	1,606,146

		211,055,573

Hotels, Restaurants & Leisure — 1.9%
Booking Holdings, Inc.*	6,900	13,905,432
Caesars Entertainment, Inc.*	37,600	1,564,160
Carnival Corp.*(a)	178,200	1,436,292
Chipotle Mexican Grill, Inc.*	4,915	6,819,513
Darden Restaurants, Inc.	21,900	3,029,427
Domino’s Pizza, Inc.	6,400	2,216,960
Expedia Group, Inc.*	26,700	2,338,920
Hilton Worldwide Holdings, Inc.	48,100	6,077,916
Las Vegas Sands Corp.*(a)	58,100	2,792,867
Marriott International, Inc. (Class A Stock)	47,873	7,127,811
McDonald’s Corp.	130,360	34,353,771
MGM Resorts International	57,700	1,934,681
Norwegian Cruise Line Holdings Ltd.*(a)	72,700	889,848
Royal Caribbean Cruises Ltd.*(a)	39,200	1,937,656
Starbucks Corp.	204,200	20,256,640
Wynn Resorts Ltd.*(a)	18,400	1,517,448
Yum! Brands, Inc.	50,400	6,455,232

		114,654,574

Household Durables — 0.3%
D.R. Horton, Inc.(a)	56,000	4,991,840
Garmin Ltd.	27,100	2,501,059
Lennar Corp. (Class A Stock)	45,100	4,081,550
Mohawk Industries, Inc.*	9,500	971,090
Newell Brands, Inc.(a)	65,749	859,997
NVR, Inc.*	530	2,444,667
PulteGroup, Inc.	40,585	1,847,835
Whirlpool Corp.(a)	9,667	1,367,494

		19,065,532

Household Products — 1.5%
Church & Dwight Co., Inc.(a)	43,400	3,498,474
Clorox Co. (The)(a)	22,000	3,087,260
Colgate-Palmolive Co.	148,100	11,668,799
Kimberly-Clark Corp.	60,038	8,150,158
Procter & Gamble Co. (The)	423,176	64,136,555

		90,541,246

Independent Power & Renewable Electricity Producers — 0.1%
AES Corp. (The)	118,000	3,393,680

Industrial Conglomerates — 0.9%
3M Co.	98,390	11,798,929
General Electric Co.	194,455	16,293,384
Honeywell International, Inc.	119,650	25,640,995

		53,733,308

Insurance — 2.4%
Aflac, Inc.	101,800	7,323,492
Allstate Corp. (The)	47,228	6,404,117

	Shares	Value

COMMON STOCKS (continued)
Insurance (cont’d.)
American International Group, Inc.	132,229	$8,362,162
Aon PLC (Class A Stock)	36,825	11,052,655
Arch Capital Group Ltd.*(a)	65,400	4,105,812
Arthur J. Gallagher & Co.	37,550	7,079,677
Assurant, Inc.	9,600	1,200,576
Brown & Brown, Inc.	41,400	2,358,558
Chubb Ltd.	74,130	16,353,078
Cincinnati Financial Corp.(a)	28,128	2,880,026
Everest Re Group Ltd.	7,100	2,352,017
Globe Life, Inc.	16,175	1,949,896
Hartford Financial Services Group, Inc. (The)	57,200	4,337,476
Lincoln National Corp.(a)	27,463	843,663
Loews Corp.	35,426	2,066,399
Marsh & McLennan Cos., Inc.	88,500	14,644,980
MetLife, Inc.	117,280	8,487,554
Principal Financial Group, Inc.	40,500	3,398,760
Progressive Corp. (The)	103,700	13,450,927
Prudential Financial, Inc.(a)	65,800	6,544,468
Travelers Cos., Inc. (The)	41,948	7,864,830
W.R. Berkley Corp.	36,100	2,619,777
Willis Towers Watson PLC(a)	19,300	4,720,394

		140,401,294

Interactive Media & Services — 3.9%
Alphabet, Inc. (Class A Stock)*	1,062,780	93,769,079
Alphabet, Inc. (Class C Stock)*	942,000	83,583,660
Match Group, Inc.*	50,400	2,091,096
Meta Platforms, Inc. (Class A Stock)*	400,120	48,150,441

		227,594,276

Internet & Direct Marketing Retail — 2.4%
Amazon.com, Inc.*	1,579,000	132,636,000
eBay, Inc.(a)	97,200	4,030,884
Etsy, Inc.*(a)	22,600	2,707,028

		139,373,912

IT Services — 4.3%
Accenture PLC (Class A Stock)	112,150	29,926,106
Akamai Technologies, Inc.*(a)	28,000	2,360,400
Automatic Data Processing, Inc.	73,810	17,630,257
Broadridge Financial Solutions, Inc.	21,000	2,816,730
Cognizant Technology Solutions Corp. (Class A Stock)	91,600	5,238,604
DXC Technology Co.*	40,650	1,077,225
EPAM Systems, Inc.*	10,140	3,323,284
Fidelity National Information Services, Inc.	105,600	7,164,960
Fiserv, Inc.*	113,200	11,441,124
FleetCor Technologies, Inc.*	13,300	2,442,944
Gartner, Inc.*	14,050	4,722,767
Global Payments, Inc.	48,113	4,778,583
International Business Machines Corp.(a)	160,925	22,672,723
Jack Henry & Associates, Inc.	12,950	2,273,502
Mastercard, Inc. (Class A Stock)	151,150	52,559,389
Paychex, Inc.	57,050	6,592,698
PayPal Holdings, Inc.*	202,800	14,443,416

SEE NOTES TO FINANCIAL STATEMENTS.

A237

PSF STOCK INDEX PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
IT Services (cont’d.)
VeriSign, Inc.*	16,500	$3,389,760
Visa, Inc. (Class A Stock)(a)	290,900	60,437,384

		255,291,856

Leisure Products — 0.0%
Hasbro, Inc.	22,950	1,400,179

Life Sciences Tools & Services — 1.9%
Agilent Technologies, Inc.	52,782	7,898,826
Bio-Rad Laboratories, Inc. (Class A Stock)*	3,860	1,623,091
Bio-Techne Corp.	28,120	2,330,586
Charles River Laboratories International, Inc.*	9,100	1,982,890
Danaher Corp.	116,600	30,947,972
Illumina, Inc.*	28,010	5,663,622
IQVIA Holdings, Inc.*	33,000	6,761,370
Mettler-Toledo International, Inc.*	3,970	5,738,437
PerkinElmer, Inc.	22,300	3,126,906
Thermo Fisher Scientific, Inc.	69,780	38,427,148
Waters Corp.*	10,550	3,614,219
West Pharmaceutical Services, Inc.	13,200	3,106,620

		111,221,687

Machinery — 1.8%
Caterpillar, Inc.	92,650	22,195,234
Cummins, Inc.(a)	25,050	6,069,364
Deere & Co.	48,850	20,944,926
Dover Corp.	25,000	3,385,250
Fortive Corp.	63,500	4,079,875
IDEX Corp.(a)	13,500	3,082,455
Illinois Tool Works, Inc.	49,775	10,965,432
Ingersoll Rand, Inc.	72,037	3,763,933
Nordson Corp.	9,600	2,282,112
Otis Worldwide Corp.	74,583	5,840,595
PACCAR, Inc.	61,928	6,129,014
Parker-Hannifin Corp.	22,887	6,660,117
Pentair PLC	28,907	1,300,237
Snap-on, Inc.(a)	9,550	2,182,080
Stanley Black & Decker, Inc.	26,135	1,963,261
Westinghouse Air Brake Technologies Corp.	32,212	3,215,080
Xylem, Inc.	32,000	3,538,240

		107,597,205

Media — 0.8%
Charter Communications, Inc. (Class A Stock)*(a)	19,150	6,493,765
Comcast Corp. (Class A Stock)	767,492	26,839,195
DISH Network Corp. (Class A Stock)*(a)	43,175	606,177
Fox Corp. (Class A Stock)	54,266	1,648,059
Fox Corp. (Class B Stock)	25,766	733,043
Interpublic Group of Cos., Inc. (The)(a)	69,162	2,303,786
News Corp. (Class A Stock)	67,925	1,236,235
News Corp. (Class B Stock)	21,400	394,616
Omnicom Group, Inc.(a)	36,700	2,993,619

	Shares	Value

COMMON STOCKS (continued)
Media (cont’d.)
Paramount Global (Class B Stock)(a)	89,366	$1,508,498

		44,756,993

Metals & Mining — 0.4%
Freeport-McMoRan, Inc.(a)	254,312	9,663,856
Newmont Corp.	141,203	6,664,782
Nucor Corp.(a)	45,700	6,023,717
Steel Dynamics, Inc.	29,600	2,891,920

		25,244,275

Multiline Retail — 0.5%
Dollar General Corp.	40,100	9,874,625
Dollar Tree, Inc.*	37,347	5,282,359
Target Corp.	82,068	12,231,415

		27,388,399

Multi-Utilities — 0.9%
Ameren Corp.	45,700	4,063,644
CenterPoint Energy, Inc.	111,210	3,335,188
CMS Energy Corp.	51,700	3,274,161
Consolidated Edison, Inc.	63,200	6,023,592
Dominion Energy, Inc.	148,240	9,090,077
DTE Energy Co.	34,500	4,054,785
NiSource, Inc.	71,650	1,964,643
Public Service Enterprise Group, Inc.	88,600	5,428,522
Sempra Energy	55,954	8,647,131
WEC Energy Group, Inc.	56,176	5,267,062

		51,148,805

Oil, Gas & Consumable Fuels — 4.6%
APA Corp.	57,750	2,695,770
Chevron Corp.	316,559	56,819,175
ConocoPhillips	221,661	26,155,998
Coterra Energy, Inc.(a)	140,800	3,459,456
Devon Energy Corp.	115,900	7,129,009
Diamondback Energy, Inc.	31,500	4,308,570
EOG Resources, Inc.	104,500	13,534,840
EQT Corp.(a)	65,500	2,215,865
Exxon Mobil Corp.	732,704	80,817,251
Hess Corp.	49,375	7,002,362
Kinder Morgan, Inc.	350,843	6,343,241
Marathon Oil Corp.	112,994	3,058,748
Marathon Petroleum Corp.	83,387	9,705,413
Occidental Petroleum Corp.(a)	129,428	8,152,670
ONEOK, Inc.	79,540	5,225,778
Phillips 66	84,064	8,749,381
Pioneer Natural Resources Co.	42,400	9,683,736
Targa Resources Corp.	40,100	2,947,350
Valero Energy Corp.	68,600	8,702,596
Williams Cos., Inc. (The)	216,700	7,129,430

		273,836,639

Personal Products — 0.2%
Estee Lauder Cos., Inc. (The) (Class A Stock)	41,200	10,222,132

Pharmaceuticals — 4.7%
Bristol-Myers Squibb Co.	378,390	27,225,160
Catalent, Inc.*	31,800	1,431,318

SEE NOTES TO FINANCIAL STATEMENTS.

A238

PSF STOCK INDEX PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Pharmaceuticals (cont’d.)
Eli Lilly & Co.	140,300	$51,327,352
Johnson & Johnson	465,646	82,256,366
Merck & Co., Inc.	451,103	50,049,878
Organon & Co.	44,790	1,250,985
Pfizer, Inc.	998,623	51,169,443
Viatris, Inc.	213,994	2,381,753
Zoetis, Inc.	83,000	12,163,650

		279,255,905

Professional Services — 0.4%
CoStar Group, Inc.*	72,400	5,595,072
Equifax, Inc.	21,850	4,246,766
Jacobs Solutions, Inc.	22,800	2,737,596
Leidos Holdings, Inc.	24,350	2,561,376
Robert Half International, Inc.(a)	19,500	1,439,685
Verisk Analytics, Inc.	27,900	4,922,118

		21,502,613

Real Estate Management & Development — 0.1%
CBRE Group, Inc. (Class A Stock)*	56,200	4,325,152

Road & Rail — 0.9%
CSX Corp.	374,016	11,587,016
J.B. Hunt Transport Services, Inc.	14,800	2,580,528
Norfolk Southern Corp.	41,200	10,152,504
Old Dominion Freight Line, Inc.	16,100	4,568,858
Union Pacific Corp.	109,450	22,663,811

		51,552,717

Semiconductors & Semiconductor Equipment — 4.9%
Advanced Micro Devices, Inc.*	286,895	18,582,189
Analog Devices, Inc.	91,494	15,007,761
Applied Materials, Inc.	153,100	14,908,878
Broadcom, Inc.	72,050	40,285,317
Enphase Energy, Inc.*	24,200	6,412,032
First Solar, Inc.*	17,700	2,651,283
Intel Corp.	734,200	19,404,906
KLA Corp.	25,200	9,501,156
Lam Research Corp.	24,300	10,213,290
Microchip Technology, Inc.	98,200	6,898,550
Micron Technology, Inc.(a)	193,400	9,666,132
Monolithic Power Systems, Inc.	7,900	2,793,519
NVIDIA Corp.	443,010	64,741,481
NXP Semiconductors NV (China)	46,100	7,285,183
ON Semiconductor Corp.*(a)	76,700	4,783,779
Qorvo, Inc.*	18,286	1,657,443
QUALCOMM, Inc.	199,450	21,927,533
Skyworks Solutions, Inc.	28,600	2,606,318
SolarEdge Technologies, Inc.*(a)	9,900	2,804,373
Teradyne, Inc.	27,700	2,419,595
Texas Instruments, Inc.	161,700	26,716,074

		291,266,792

Software — 8.1%
Adobe, Inc.*	82,695	27,829,348
ANSYS, Inc.*	15,400	3,720,486
Autodesk, Inc.*	38,570	7,207,576
Cadence Design Systems, Inc.*	48,800	7,839,232
Ceridian HCM Holding, Inc.*	27,100	1,738,465

	Shares	Value

COMMON STOCKS (continued)
Software (cont’d.)
Fortinet, Inc.*	115,800	$5,661,462
Gen Digital, Inc.	103,211	2,211,812
Intuit, Inc.	50,060	19,484,353
Microsoft Corp.	1,326,380	318,092,452
Oracle Corp.	273,395	22,347,307
Paycom Software, Inc.*	8,600	2,668,666
PTC, Inc.*	18,600	2,232,744
Roper Technologies, Inc.	18,900	8,166,501
Salesforce, Inc.*	177,900	23,587,761
ServiceNow, Inc.*	35,990	13,973,837
Synopsys, Inc.*	27,200	8,684,688
Tyler Technologies, Inc.*	7,380	2,379,386

		477,826,076

Specialty Retail — 2.3%
Advance Auto Parts, Inc.	10,860	1,596,746
AutoZone, Inc.*	3,380	8,335,688
Bath & Body Works, Inc.	40,396	1,702,288
Best Buy Co., Inc.(a)	35,725	2,865,502
CarMax, Inc.*(a)	28,500	1,735,365
Home Depot, Inc. (The)	182,069	57,508,314
Lowe’s Cos., Inc.	110,475	22,011,039
O’Reilly Automotive, Inc.*	11,140	9,402,494
Ross Stores, Inc.	61,700	7,161,519
TJX Cos., Inc. (The)	207,700	16,532,920
Tractor Supply Co.	19,800	4,454,406
Ulta Beauty, Inc.*	9,070	4,254,465

		137,560,746

Technology Hardware, Storage & Peripherals — 6.1%
Apple, Inc.	2,660,720	345,707,350
Hewlett Packard Enterprise Co.	228,166	3,641,529
HP, Inc.	157,466	4,231,111
NetApp, Inc.	39,100	2,348,346
Seagate Technology Holdings PLC(a)	34,150	1,796,632
Western Digital Corp.*	56,568	1,784,720

		359,509,688

Textiles, Apparel & Luxury Goods — 0.5%
NIKE, Inc. (Class B Stock)	224,100	26,221,941
Ralph Lauren Corp.(a)	7,600	803,092
Tapestry, Inc.	42,900	1,633,632
VF Corp.(a)	58,444	1,613,639

		30,272,304

Tobacco — 0.7%
Altria Group, Inc.	318,600	14,563,206
Philip Morris International, Inc.	275,800	27,913,718

		42,476,924

Trading Companies & Distributors — 0.2%
Fastenal Co.(a)	101,700	4,812,444
United Rentals, Inc.*(a)	12,440	4,421,425
W.W. Grainger, Inc.(a)	8,020	4,461,125

		13,694,994

Water Utilities — 0.1%
American Water Works Co., Inc.(a)	32,350	4,930,787

SEE NOTES TO FINANCIAL STATEMENTS.

A239

PSF STOCK INDEX PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Shares	Value

COMMON STOCKS (continued)
Wireless Telecommunication Services — 0.3%
T-Mobile US, Inc.*	106,500	$14,910,000

TOTAL COMMON STOCKS (cost $1,638,254,471)		5,717,974,509

EXCHANGE-TRADED FUNDS — 1.1%
iShares Core S&P 500 ETF	126,000	48,410,460
SPDR S&P 500 ETF Trust(a)	34,400	13,155,592

TOTAL EXCHANGE-TRADED FUNDS (cost $55,628,325)		61,566,052

	Units
RIGHTS* — 0.0%
Health Care Equipment & Supplies
ABIOMED, Inc., expiring 12/31/23^	8,200	1

(cost $0)

TOTAL LONG-TERM INVESTMENTS (cost $1,693,882,796)		5,779,540,562

	Shares
SHORT-TERM INVESTMENTS — 7.1%
AFFILIATED MUTUAL FUNDS — 7.0%
PGIM Core Ultra Short Bond Fund(wa)	112,606,360	112,606,360
PGIM Institutional Money Market Fund (cost $298,740,945; includes $297,570,971 of cash collateral for securities on loan)(b)(wa)	299,157,683	299,008,104

TOTAL AFFILIATED MUTUAL FUNDS (cost $411,347,305)		411,614,464

Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATION(k)(n) — 0.1%
U.S. Treasury Bills
4.271%	03/16/23	8,400	8,328,739

(cost $8,327,048)

TOTAL SHORT-TERM INVESTMENTS (cost $419,674,353)			419,943,203

TOTAL INVESTMENTS—105.0% (cost $2,113,557,149)			6,199,483,765
Liabilities in excess of other assets(z) — (5.0)%			(294,542,862)

NET ASSETS — 100.0%			$5,904,940,903

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $1 and 0.0% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $289,986,377; cash collateral of $297,570,971 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Portfolio may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown is the effective yield at purchase date.
(wa)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
624	S&P 500 E-Mini Index	Mar. 2023	$120,463,200	$(3,250,719)

SEE NOTES TO FINANCIAL STATEMENTS.

A240

PSF STOCK INDEX PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

UBS	$—	$8,328,739

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$109,274,605	$—	$—
Air Freight & Logistics	34,830,760	—	—
Airlines	11,824,274	—	—
Auto Components	6,135,327	—	—
Automobiles	75,500,725	—	—
Banks	219,195,378	—	—
Beverages	110,831,905	—	—
Biotechnology	141,921,736	—	—
Building Products	25,709,276	—	—
Capital Markets	179,112,204	—	—
Chemicals	107,377,580	—	—
Commercial Services & Supplies	28,178,825	—	—
Communications Equipment	51,175,195	—	—
Construction & Engineering	3,619,500	—	—
Construction Materials	7,935,371	—	—
Consumer Finance	29,364,097	—	—
Containers & Packaging	15,891,061	—	—
Distributors	8,963,547	—	—
Diversified Financial Services	99,036,429	—	—
Diversified Telecommunication Services	53,662,870	—	—
Electric Utilities	119,624,649	—	—
Electrical Equipment	33,288,094	—	—
Electronic Equipment, Instruments & Components	36,507,893	—	—
Energy Equipment & Services	25,134,098	—	—
Entertainment	75,308,652	—	—
Equity Real Estate Investment Trusts (REITs)	150,451,453	—	—
Food & Staples Retailing	88,558,354	—	—
Food Products	68,950,305	—	—
Gas Utilities	2,790,543	—	—
Health Care Equipment & Supplies	160,813,540	—	—
Health Care Providers & Services	211,055,573	—	—
Hotels, Restaurants & Leisure	114,654,574	—	—
Household Durables	19,065,532	—	—
Household Products	90,541,246	—	—
Independent Power & Renewable Electricity Producers	3,393,680	—	—
Industrial Conglomerates	53,733,308	—	—
Insurance	140,401,294	—	—
Interactive Media & Services	227,594,276	—	—
Internet & Direct Marketing Retail	139,373,912	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A241

PSF STOCK INDEX PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
IT Services	$255,291,856	$—	$—
Leisure Products	1,400,179	—	—
Life Sciences Tools & Services	111,221,687	—	—
Machinery	107,597,205	—	—
Media	44,756,993	—	—
Metals & Mining	25,244,275	—	—
Multiline Retail	27,388,399	—	—
Multi-Utilities	51,148,805	—	—
Oil, Gas & Consumable Fuels	273,836,639	—	—
Personal Products	10,222,132	—	—
Pharmaceuticals	279,255,905	—	—
Professional Services	21,502,613	—	—
Real Estate Management & Development	4,325,152	—	—
Road & Rail	51,552,717	—	—
Semiconductors & Semiconductor Equipment	291,266,792	—	—
Software	477,826,076	—	—
Specialty Retail	137,560,746	—	—
Technology Hardware, Storage & Peripherals	359,509,688	—	—
Textiles, Apparel & Luxury Goods	30,272,304	—	—
Tobacco	42,476,924	—	—
Trading Companies & Distributors	13,694,994	—	—
Water Utilities	4,930,787	—	—
Wireless Telecommunication Services	14,910,000	—	—
Exchange-Traded Funds	61,566,052	—	—
Rights
Health Care Equipment & Supplies	—	—	1
Short-Term Investments
Affiliated Mutual Funds	411,614,464	—	—
U.S. Treasury Obligation	—	8,328,739	—

Total	$6,191,155,025	$8,328,739	$ 1

Other Financial Instruments*
Liabilities
Futures Contracts	$(3,250,719)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2022 were as follows:

Software	8.1%
Affiliated Mutual Funds (5.0% represents investments purchased with collateral from securities on loan)	7.0
Technology Hardware, Storage & Peripherals	6.1
Semiconductors & Semiconductor Equipment	4.9
Pharmaceuticals	4.7
Oil, Gas & Consumable Fuels	4.6
IT Services	4.3
Interactive Media & Services	3.9
Banks	3.7
Health Care Providers & Services	3.6
Capital Markets	3.0
Health Care Equipment & Supplies	2.7
Equity Real Estate Investment Trusts (REITs)	2.5

Biotechnology	2.4%
Insurance	2.4
Internet & Direct Marketing Retail	2.4
Specialty Retail	2.3
Electric Utilities	2.0
Hotels, Restaurants & Leisure	1.9
Life Sciences Tools & Services	1.9
Beverages	1.9
Aerospace & Defense	1.8
Machinery	1.8
Chemicals	1.8
Diversified Financial Services	1.7
Household Products	1.5
Food & Staples Retailing	1.5

SEE NOTES TO FINANCIAL STATEMENTS.

A242

PSF STOCK INDEX PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

Industry Classification (continued):

Automobiles	1.3%
Entertainment	1.3
Food Products	1.2
Exchange-Traded Funds	1.1
Industrial Conglomerates	0.9
Diversified Telecommunication Services	0.9
Road & Rail	0.9
Communications Equipment	0.9
Multi-Utilities	0.9
Media	0.8
Tobacco	0.7
Electronic Equipment, Instruments & Components	0.6
Air Freight & Logistics	0.6
Electrical Equipment	0.6
Textiles, Apparel & Luxury Goods	0.5
Consumer Finance	0.5
Commercial Services & Supplies	0.5
Multiline Retail	0.5
Building Products	0.4
Metals & Mining	0.4
Energy Equipment & Services	0.4
Professional Services	0.4

Household Durables	0.3%
Containers & Packaging	0.3
Wireless Telecommunication Services	0.3
Trading Companies & Distributors	0.2
Airlines	0.2
Personal Products	0.2
Distributors	0.1
U.S. Treasury Obligation	0.1
Construction Materials	0.1
Auto Components	0.1
Water Utilities	0.1
Real Estate Management & Development	0.1
Construction & Engineering	0.1
Independent Power & Renewable Electricity Producers	0.1
Gas Utilities	0.0 *
Leisure Products	0.0 *

105.0
Liabilities in excess of other assets	(5.0)

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	—	$—	Due from/to broker-variation margin futures	$3,250,719	*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Equity contracts	$(23,176,239)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Equity contracts	$(5,075,629)

SEE NOTES TO FINANCIAL STATEMENTS.

A243

PSF STOCK INDEX PORTFOLIO (CONTINUED)
SCHEDULE OF INVESTMENTS		as of December 31, 2022

For the year ended December 31, 2022, the Portfolio’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$124,876,265

*	Average volume is based on average quarter end balances as noted for the year ended December 31, 2022.
(1)	Notional Amount in USD.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$289,986,377	$(289,986,377)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A244

PSF STOCK INDEX PORTFOLIO (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2022

ASSETS
Investments at value, including securities on loan of $289,986,377:
Unaffiliated investments (cost $1,702,209,844)	$5,787,869,301
Affiliated investments (cost $411,347,305)	411,614,464
Cash	35
Dividends receivable	5,028,057
Receivable for Portfolio shares sold	1,038,377
Tax reclaim receivable	597,585
Prepaid expenses	663,872

Total Assets	6,206,811,691

LIABILITIES
Payable to broker for collateral for securities on loan	297,570,971
Management fee payable	1,448,989
Accrued expenses and other liabilities	1,273,427
Payable for investments purchased	762,856
Payable for Portfolio shares purchased	469,078
Due to broker-variation margin futures	335,400
Distribution fee payable	5,347
Trustees’ fees payable	3,740
Affiliated transfer agent fee payable	980

Total Liabilities	301,870,788

NET ASSETS	$5,904,940,903

Net assets were comprised of:
Partners’ Equity	$5,904,940,903

Class I:
Net asset value and redemption price per share, $5,880,114,251 / 64,031,621 outstanding shares of beneficial interest	$91.83

Class III:
Net asset value and redemption price per share, $24,826,652 / 271,485 outstanding shares of beneficial interest	$91.45

STATEMENT OF OPERATIONS

Year Ended December 31, 2022

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $9,170 foreign withholding tax)	$98,609,623
Affiliated dividend income	1,987,699
Income from securities lending, net (including affiliated income of $485,564)	540,369
Interest income	80,081

Total income	101,217,772

EXPENSES
Management fee	17,684,332
Distribution fee—Class III	53,341
Custodian and accounting fees	326,358
Trustees’ fees	106,160
Legal fees and expenses	55,678
Shareholders’ reports	52,374
Audit fee	30,300
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,682
Miscellaneous	115,093

Total expenses	18,434,318

NET INVESTMENT INCOME (LOSS)	82,783,454

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(14,541))	35,423,247
Futures transactions	(23,176,239)

12,247,008

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $129,763)	(1,418,658,293)
Futures	(5,075,629)

(1,423,733,922)

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	(1,411,486,914)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,328,703,460)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$82,783,454	$67,998,064
Net realized gain (loss) on investment transactions	12,247,008	80,159,789
Net change in unrealized appreciation (depreciation) on investments	(1,423,733,922)	1,443,977,584

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,328,703,460)	1,592,135,437

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold	236,760,993	325,130,065
Portfolio shares purchased	(264,281,273)	(276,298,925)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(27,520,280)	48,831,140

TOTAL INCREASE (DECREASE)	(1,356,223,740)	1,640,966,577
NET ASSETS:
Beginning of year	7,261,164,643	5,620,198,066

End of year	$5,904,940,903	$7,261,164,643

SEE NOTES TO FINANCIAL STATEMENTS.

A245

PSF STOCK INDEX PORTFOLIO (CONTINUED)
FINANCIAL HIGHLIGHTS

Class I
	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$112.45	$87.66	$74.24	$56.64	$59.38

Income (Loss) From Investment Operations:
Net investment income (loss)	1.29	1.06	1.12	1.12	1.00
Net realized and unrealized gain (loss) on investment transactions	(21.91)	23.73	12.30	16.48	(3.74)

Total from investment operations	(20.62)	24.79	13.42	17.60	(2.74)

Net Asset Value, end of year	$91.83	$112.45	$87.66	$74.24	$56.64

Total Return(b)	(18.34)%	28.28%	18.08%	31.07%	(4.61)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$5,880	$7,244	$5,620	$4,757	$3,672
Average net assets (in millions)	$6,252	$6,427	$4,802	$4,298	$4,051
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.29%	0.29%	0.31%	0.31%	0.31%
Expenses before waivers and/or expense reimbursement	0.29%	0.29%	0.31%	0.31%	0.31%
Net investment income (loss)	1.32%	1.06%	1.50%	1.69%	1.63%
Portfolio turnover rate(d)	3%	2%	4%	3%	4%

Class III
	Year Ended December 31, 2022	April 26, 2021(e) through December 31, 2021
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$112.26	$97.90

Income (Loss) From Investment Operations:
Net investment income (loss)	1.06	0.54
Net realized and unrealized gain (loss) on investment transactions	(21.87)	13.82

Total from investment operations	(20.81)	14.36

Net Asset Value, end of period	$91.45	$112.26

Total Return(b)	(18.54)%	14.67%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$25	$17
Average net assets (in millions)	$21	$7
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.54%	0.54	%(f)
Expenses before waivers and/or expense reimbursement	0.54%	0.54	%(f)
Net investment income (loss)	1.09%	0.74	%(f)
Portfolio turnover rate(d)	3%	2%

(a)	Calculated based on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(c)	Does not include expenses of the underlying funds in which the Portfolio invests.
(d)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(e)	Commencement of offering.
(f)	Annualized, with the exception of certain non-recurring expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

A246

NOTES TO FINANCIAL STATEMENTS OF

THE PRUDENTIAL SERIES FUND

1. Organization

The Prudential Series Fund (“Series Fund”), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Series Fund is currently composed of 17 Portfolios (each, a “Portfolio” and collectively, the “Portfolios”). The information presented in these financial statements pertains to the 17 Portfolios listed below together with their investment objectives. Each Portfolio is a diversified portfolio for purposes of the 1940 Act.

The Portfolios have the following investment objective(s):

Portfolio	Investment Objective(s)
PSF Global Portfolio	Long-term growth of capital.
PSF International Growth Portfolio	Long-term growth of capital.
PSF Mid-Cap Growth Portfolio	Long-term capital appreciation.
PSF Natural Resources Portfolio	Long-term growth of capital.
PSF PGIM 50/50 Balanced Portfolio	Total investment return consistent with a conservatively managed diversified portfolio.
PSF PGIM Flexible Managed Portfolio	Total return consistent with an aggressively managed diversified portfolio.
PSF PGIM Government Income Portfolio	High level of income over the long-term consistent with the preservation of capital.
PSF PGIM Government Money Market Portfolio	Maximum current income consistent with the stability of capital and maintenance of liquidity.
PSF PGIM High Yield Bond Portfolio	High total return.
PSF PGIM Jennison Blend Portfolio	Long-term growth of capital.
PSF PGIM Jennison Focused Blend Portfolio	Long-term growth of capital.
PSF PGIM Jennison Growth Portfolio	Long-term growth of capital.
PSF PGIM Jennison Value Portfolio	Capital appreciation.

B1

Portfolio	Investment Objective(s)
PSF PGIM Total Return Bond Portfolio	High level of income over a longer term while providing reasonable safety of capital.
PSF Small-Cap Stock Index Portfolio	Long-term growth of capital.
PSF Small-Cap Value Portfolio	Long-term growth of capital.
PSF Stock Index Portfolio	Achieve investment results that generally correspond to the performance of publicly traded common stocks.

2. Accounting Policies

The Series Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies.The following is a summary of significant accounting policies followed by the Series Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Series Fund and the Portfolios consistently follow such policies in the preparation of their financial statements.

Securities Valuation: Each Portfolio holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Portfolios’ investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The Series Fund’s Board of Trustees (the “Board”) has approved the Portfolios’ valuation policies and procedures for security valuation and designated to PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the Valuation Designee pursuant to SEC Rule 2a-5(b) to perform the fair value determination relating to all Portfolio investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as valuation designee under SEC Rule 2a-5. The valuation procedures permit a Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Portfolios’ foreign investments may change on days when investors cannot purchase or redeem Portfolio shares.

Various inputs determine how the Portfolios’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time each Portfolio is valued.

B2

Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

The Government Money Market Portfolio values all of its securities of sufficient credit quality at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are categorized as Level 2 of the fair value hierarchy.

Floating rate and other loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Floating rate and other loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Floating rate and other loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach when quoted prices in broker-dealer markets are available but also include consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

B3

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the period, the Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations. Notwithstanding the above, the Portfolios do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios entered into forward currency contracts, as defined in the prospectus, in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolios’ maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life.Across currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: Certain Portfolios purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. The Portfolios may also use options to gain additional market exposure. The Portfolios’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Portfolio has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Portfolio, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap

B4

is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised. Certain Portfolios entered into options on swaps that are executed through a central clearing facility, such as a registered exchange. Such options pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the contract. The daily variation margin, rather than the contract market value, is recorded for financial statement purposes on the Statement of Assets and Liabilities.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolios are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolios each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

Certain Portfolios invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Portfolios may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Portfolios since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: Certain Portfolios entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objective. Certain Portfolios used interest rate swaps to maintain their ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Portfolios’ maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps: Certain Portfolios entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Portfolios to interest rate risk.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

Certain Portfolios are subject to credit risk in the normal course of pursuing their investment objectives, and as such, have entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract

B5

increases for the protection buyer if the spread increases. A Portfolio’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Portfolio generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Portfolio effectively increases its investment risk because, in addition to its total net assets, the Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Portfolio, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Portfolio entered into for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Portfolio is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swaps: In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. Certain Portfolios are subject to risk exposures associated with the referenced asset in the normal course of pursuing their investment objectives. Certain Portfolios entered into total return swaps to manage their exposure to a security or an index. The Portfolios’ maximum risk of loss from counterparty credit risk is the change in the value of the security, in favor of the Portfolio, from the point of entering into the contract.

Floating Rate and other Loans: Certain Portfolios invested in floating rate and other loans. Floating rate and other loans include loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the floating rate and other loans market. The Portfolios acquire interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a floating rate and other loans assignment, the Portfolios generally will succeed to all the rights and obligations of an assigning lending institution and become a lender under the loan agreement with the relevant borrower in connection with that loan. Under a floating rate and other loans participation, the Portfolios generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Portfolios generally will have the right to receive payments of principal, interest, and any fees to which they are entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Portfolios may not directly benefit from the collateral supporting the debt obligation in which they have purchased the participation. As a result, the Portfolios will assume the credit risk of both the borrower and the institution selling the participation to the Portfolios.

Repurchase Agreements: Certain Portfolios entered into repurchase agreements. In connection with transactions in repurchase agreements with United States financial institutions, it is each Portfolio’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Mortgage-Backed and Asset-Backed Securities: Mortgage-backed securities are pass-through securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Portfolio. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities may be classified as pass-through certificates or collateralized obligations, such as collateralized bond obligations, collateralized loan obligations and other similarly structured securities. The value of mortgage-backed and asset-backed

B6

securities varies with changes in interest rates and may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities.

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (“IO”) and principal (“PO”) distributions on a pool of mortgage assets. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Master Netting Arrangements: The Series Fund, on behalf of certain Portfolios, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of a Portfolio. For multi-sleeve Portfolios, different subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolios to cover the Portfolios’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The Series Fund, on behalf of certain Portfolios, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in a portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/ insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Warrants and Rights: Certain Portfolios held warrants and rights acquired either through a direct purchase or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Portfolios until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

B7

Payment-In-Kind: Certain fixed income Portfolios invested in the open market or received pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Delayed-Delivery Transactions: Certain Portfolios purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Lending: Certain Portfolios lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral.
The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Portfolio also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Mortgage Dollar Rolls: Certain Portfolios entered into mortgage dollar rolls in which the Portfolios sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enter into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain on investment transactions. The Portfolios maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls. The Portfolios are subject to the risk that the market value of the securities the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): Certain Portfolios invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Portfolios become aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. For Portfolios with multiple classes of shares, net investment income or loss (other than administration and distribution fees which are charged directly to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class

B8

at the beginning of the day.

Taxes: For federal income tax purposes, each Portfolio is treated as a separate taxpaying entity. Each Portfolio is treated as a partnership for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolios is the responsibility of the Portfolio’s shareholders (participating insurance companies). Each Portfolio is not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items. Withholding taxes on foreign dividends, interest and capital gains are accrued in accordance with each Portfolio’s understanding of the applicable country’s tax rules and regulations. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded taking into account any agreements in place with Prudential Financial, Inc. (“Prudential”) as referenced below. Each Portfolio generally attempts to manage its diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Distributions: Distributions, if any, from each Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. The Government Money Market Portfolio declares and reinvests distributions, if any, daily. Distributions are recorded on the ex-date.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3. Agreements

The Series Fund, on behalf of the Portfolios, has entered into manager agreements with the Manager which provide that the Manager will furnish each Portfolio with investment advice, investment management and administrative services. The Manager has engaged the firms referenced in the below table as subadvisers for their respective Portfolios. Subadvisory fees are paid by the Manager out of the management fee that it receives from the Portfolios.

Portfolio	Subadviser(s)
PSF Global Portfolio	LSV Asset Management (“LSV”); PGIM Quantitative Solutions LLC (“PGIM Quantitative Solutions”) (a wholly-owned subsidiary of PGIM, Inc.); T. Rowe Price Associates, Inc. (“T. Rowe”) & William Blair & Co. LLC (“William Blair”); Effective April 23, 2022, Massachusetts Financial Services, Inc. (“MFS”); Until April 22, 2022, Brown Advisory LLC (“Brown”)
PSF International Growth Portfolio	Jennison Associates LLC (“Jennison”) (a wholly-owned subsidiary of PGIM, Inc.); Neuberger Berman Investment Advisors, LLC (“Neuberger Berman”) & William Blair
PSF Mid-Cap Growth Portfolio	J.P. Morgan Investment Management, Inc. (“J.P. Morgan”)
PSF Natural Resources Portfolio	Until June 30, 2022, Allianz Global Investors U.S. LLC (“Allianz”); Effective June 15, 2022, T. Rowe
PSF PGIM 50/50 Balanced Portfolio	PGIM Fixed Income (“PFI”) (a business unit of PGIM, Inc.); PGIM Limited & PGIM Quantitative Solutions
PSF PGIM Flexible Managed Portfolio	PFI; PGIM Limited & PGIM Quantitative Solutions
PSF PGIM Government Income Portfolio	PFI
PSF PGIM Government Money Market Portfolio	PFI
PSF PGIM High Yield Bond Portfolio	PFI & PGIM Limited
PSF PGIM Jennison Blend Portfolio	Jennison
PSF PGIM Jennison Focused Blend Portfolio	Jennison
PSF PGIM Jennison Growth Portfolio	Jennison
PSF PGIM Jennison Value Portfolio	Jennison
PSF PGIM Total Return Bond Portfolio	PFI & PGIM Limited
PSF Small-Cap Stock Index Portfolio	PGIM Quantitative Solutions
PSF Small-Cap Value Portfolio	Goldman Sachs Asset Management, L.P.
PSF Stock Index Portfolio	PGIM Quantitative Solutions

The management fee paid to the Manager is accrued daily and payable monthly, using the value of each Portfolio’s average

B9

daily net assets, at the respective annual rates specified below.

Portfolio	Management Fee	Effective Management Fee, Net of Waiver, if Applicable

PSF Global Portfolio	0.75%	0.71	%*

PSF International Growth Portfolio	0.85	0.64	**

PSF Mid-Cap Growth Portfolio	0.60	0.60	***

PSF Natural Resources Portfolio	0.45	0.44	****

PSF PGIM 50/50 Balanced Portfolio	0.55	0.55

PSF PGIM Flexible Managed Portfolio	0.60	0.60

PSF PGIM Government Income Portfolio	0.40	0.40

PSF PGIM Government Money Market Portfolio	0.30	0.25	*****

PSF PGIM High Yield Bond Portfolio	0.55	0.52	******

PSF PGIM Jennison Blend Portfolio	0.45	0.45

PSF PGIM Jennison Focused Blend Portfolio	0.75	0.75

PSF PGIM Jennison Growth Portfolio	0.60	0.60

PSF PGIM Jennison Value Portfolio	0.40	0.40

PSF PGIM Total Return Bond Portfolio	0.40	0.40

PSF Small-Cap Stock Index Portfolio	0.35	0.35

PSF Small-Cap Value Portfolio	0.90	0.90	*******

PSF Stock Index Portfolio	0.30% up to $ 4 billion

	0.25% over $ 4 billion	0.28

*

The Manager has contractually agreed, through June 30, 2022, to waive a portion of its management fee equal to an annual rate of 0.0363% of the average daily net assets of the Portfolio. Effective April 23, 2022, the Manager has contractually agreed to waive an additional 0.012% of its investment management fee through June 30, 2023. Effective July 1, 2022, the Manager has contractually agreed to waive 0.0345% of its investment management fee through June 30, 2023.

**

The Manager has contractually agreed, through June 30, 2023, to waive a portion of its management fee equal to an annual rate of 0.019% of the average daily net assets of the Portfolio. The Manager has also contractually agreed through June 30, 2023 to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees, administrative fees, taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, underlying funds, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales) of each class of shares of the Portfolio to 1.01% of the Portfolio’s average daily net assets. Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. Expenses waived/reimbursed by the Manager in accordance with this agreement for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

***	Effective December 3, 2022, the Manager has contractually agreed to waive 0.013% of its investment management fee through June 30, 2024.
****	The Manager has contractually agreed, through June 30, 2023, to waive a portion of its management fee equal to an annual rate of 0.008% of the average daily net assets of the Portfolio.
*****

The Manager has voluntarily agreed to limit the management fee of the Government Money Market Portfolio such that the 1-day yield of the Portfolio, excluding realized gain (loss) on investment transactions, does not fall below 0.00%. The waiver/reimbursement is voluntary and may be modified or terminated by the Manager at any time without notice. During the year ended December 31, 2022, the Manager has reimbursed the Portfolio as a result of this voluntary agreement in the amount of $503,441, 0.05% of the Government Money Market Portfolio’s average daily net assets.

******

The Manager has contractually agreed through June 30, 2023 to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees, administrative fees, taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, acquired fund fees and expenses, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales) of the Portfolio to 0.57% of the Portfolio’s average daily net assets. Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. Expenses waived/reimbursed by the Manager in accordance with this agreement for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

*******

The Manager has contractually agreed through June 30, 2023 to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees, administrative fees, taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, acquired fund fees and expenses, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales) of the Portfolio to 0.97% of the Portfolio’s average daily net assets. Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. Expenses waived/reimbursed by the Manager in accordance with this agreement for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

B10

The Series Fund, on behalf of the Portfolios, has a distribution agreement, pursuant to Rule 12b-1 under the 1940 Act, with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class I, Class II and Class III shares of the Portfolios. The Portfolios compensate PIMS for distributing and servicing the Portfolios’ Class II and Class III shares pursuant to a plan of distribution (the “Class II Plan” and “Class III Plan”, together, the Plans), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Portfolios. Pursuant to the Plans, the Class II and Class III shares of each Portfolio compensate PIMS for distribution-related activities at an annual rate of 0.25% of the average daily net assets of the Class II and Class III shares. In order to support the Portfolio’s income yield, PIMS has voluntarily undertaken to waive the distribution and service (12b-1) fees of the Government Money Market Portfolio Class III shares, respectively, such that the 1-day income yield (excluding capital gain (loss)) does not fall below 0.00%.

The Series Fund has an administration agreement with the Manager, which acts as the administrator of the Class II shares of the Portfolios. The administration fee paid to the Manager is accrued daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Class II shares.

The Series Fund, on behalf of the Portfolios, has entered into brokerage commission recapture agreements with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Commission recapture is paid solely to those Portfolios generating the applicable trades. Such amounts are included within realized gain (loss) on investment transactions presented in the Statement of Operations. For the year ended December 31, 2022, brokerage commission recaptured under these agreements was as follows:

Portfolio	Amount
PSF Global Portfolio	$27,741
PSF International Growth Portfolio	4,402
PSF Mid-Cap Growth Portfolio	6,324
PSF PGIM Jennison Blend Portfolio	66,041
PSF PGIM Jennison Focused Blend Portfolio	2,523
PSF PGIM Jennison Growth Portfolio	51,710
PSF PGIM Jennison Value Portfolio	21,875

PIMS, PGIM Investments, PGIM, Inc., PGIM Limited, PGIM Quantitative Solutions and Jennison are indirect, wholly-owned subsidiaries of Prudential.

4. Other Transactions with Affiliates

a.) Related Parties

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent and shareholder servicing agent of the Portfolios. The transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Portfolios may invest their overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”) and their securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. The Portfolios may also invest in the PGIM Core Short-Term Bond Fund, pursuant to an exemptive order received from the Securities Exchange Commission (“SEC”), a series of Prudential Investment Portfolios 2 (together with PGIM Core Ultra Short Bond Fund, the “Core Funds”) registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Funds and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively. Effective January 2022, certain Portfolios changed their overnight cash sweep vehicle from the Core Fund to an unaffiliated money market fund.

Certain Portfolios may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers.

For the year ended December 31, 2022, the Portfolios’ purchase and sales transactions under Rule 17a-7 and realized gain

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(loss) as a result of 17a-7 sales transactions were as follows:

Portfolio	Purchases	Sales	Realized Gain (Loss)
PSF Global Portfolio	$418,113	$—	$—

b.) Foreign Withholding Tax Reclaims

The Portfolios are considered partnerships for tax purposes rather than regulated investment companies (RICs). As a result of their partnership status, the Portfolios are subject to higher foreign withholding tax rates on dividend and interest income in certain foreign jurisdictions and/or are subject to delays in repayment of taxes withheld by certain foreign jurisdictions (collectively, “excess withholding tax”).

Prudential instituted a process in consultation with the Series Fund’s independent trustees to reimburse the affected Portfolios for any excess withholding tax on the first business day following the pay-date of the applicable dividend or interest income event regardless of whether the excess withholding tax is due to timing differences (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is reclaimable) or permanent detriments (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is not reclaimable) resulting from the Portfolios’ partnership tax status.

In cases in which the excess withholding tax is due to timing differences and is reclaimable from the foreign jurisdiction, the affected Portfolios have the ability to recover the excess withholding tax withheld by filing a reclaim with the relevant foreign tax authority. To avoid a Portfolio receiving and retaining a duplicate payment for the same excess withholding tax, payments received by an applicable Portfolio from a foreign tax authority for reclaims for which a Portfolio previously received reimbursement from Prudential will be payable to Prudential. Pending tax reclaim amounts due to Prudential for excess withholding tax which Prudential previously paid to the Portfolios are reported as “Payable to affiliate” on the “Statement of Assets and Liabilities” and any amounts accrued but not yet reimbursed by Prudential for excess withholding tax is recorded as “Receivable from affiliate” on the Statement of Assets and Liabilities. The full amount of tax reclaims due to a Portfolio, inclusive of timing differences and routine tax reclaims for foreign jurisdictions where the Portfolios do not incur an excess withholding tax is included as “Tax reclaim receivable” on the “Statement of Assets and Liabilities.” To the extent that there are costs associated with the filing of any reclaim attributable to excess withholding tax, those costs are borne by Prudential.

The following amounts have been paid by Prudential for excess withholding taxes related to permanent tax detriments as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

Portfolio	2022 Payments

PSF Global Portfolio	$183,783
PSF International Growth Portfolio	19,107
PSF Natural Resources Portfolio	23,953
PSF PGIM 50/50 Balanced Portfolio	21,630
PSF PGIM Flexible Managed Portfolio	28,259
PSF PGIM High Yield Bond Portfolio	948
PSF PGIM Jennison Blend Portfolio	17,374
PSF PGIM Jennison Focused Blend Portfolio	1,021
PSF PGIM Jennison Growth Portfolio	123,435
PSF PGIM Jennison Value Portfolio	11,457
PSF Small-Cap Stock Index Portfolio	50
PSF Small-Cap Value Portfolio	484

The following amounts have been paid by Prudential for excess withholding taxes related to timing differences as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

Portfolio	2022 Payments
PSF Global Portfolio	$227,965
PSF International Growth Portfolio	25,292
PSF Natural Resources Portfolio	385,100
PSF PGIM 50/50 Balanced Portfolio	14,710
PSF PGIM Flexible Managed Portfolio	19,572
PSF PGIM Jennison Blend Portfolio	103,367

B12

Portfolio	2022 Payments
PSF PGIM Jennison Focused Blend Portfolio	$ 5,236
PSF PGIM Jennison Growth Portfolio	97,241
PSF Small-Cap Value Portfolio	2,986

5. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended December 31, 2022, were as follows:

Portfolio	Cost of Purchases	Proceeds from Sales
PSF Global Portfolio	$645,396,136	$675,884,028
PSF International Growth Portfolio	40,845,930	46,704,236
PSF Mid-Cap Growth Portfolio	140,427,196	145,911,010
PSF Natural Resources Portfolio	552,799,713	548,294,431
PSF PGIM 50/50 Balanced Portfolio	2,054,660,129	2,088,413,889
PSF PGIM Flexible Managed Portfolio	5,475,563,822	5,669,795,161
PSF PGIM Government Income Portfolio	241,145,642	225,217,474
PSF PGIM Government Money Market Portfolio	—	—
PSF PGIM High Yield Bond Portfolio	124,213,348	135,781,766
PSF PGIM Jennison Blend Portfolio	1,087,549,582	1,347,018,010
PSF PGIM Jennison Focused Blend Portfolio	77,762,332	91,926,264
PSF PGIM Jennison Growth Portfolio	837,476,383	981,189,081
PSF PGIM Jennison Value Portfolio	330,313,694	377,838,575
PSF PGIM Total Return Bond Portfolio	2,164,002,984	2,108,649,804
PSF Small-Cap Stock Index Portfolio	149,637,373	191,746,135
PSF Small-Cap Value Portfolio	171,064,497	161,934,892
PSF Stock Index Portfolio	237,266,448	178,665,288

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended December 31, 2022, is presented as follows:

PSF Global Portfolio

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)

$33,642,687	$183,409,545	$196,229,395	$ —	$ —	$20,822,837	20,822,837	$333,216

PGIM Institutional Money Market Fund(1)(b)(wa)

17,773,029	424,263,596	395,546,798	15,218	6,949	46,511,994	46,535,263	74,071	(2)
$51,415,716	$607,673,141	$591,776,193	$15,218	$6,949	$67,334,831		$407,287

PSF International Growth Portfolio

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$ 602,494	$17,987,148	$17,791,842	$ —	$ —	$ 797,800	797,800	$24,644

B13

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

PGIM Institutional Money Market Fund(1)(b)(wa)

$1,369,078	$30,400,011	$28,489,476	$1,272	$(162)	$3,280,723	3,282,365	$ 3,705	(2)
$1,971,572	$48,387,159	$46,281,318	$1,272	$(162)	$4,078,523		$28,349

PSF Mid-Cap Growth Portfolio

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$ 6,531,135	$64,410,103	$62,600,718	$ —	$ —	$ 8,340,520	8,340,520	$176,715

PGIM Institutional Money Market Fund(1)(b)(wa)
30,996,082	457,228,550	443,076,595	12,950	7,708	45,168,695	45,191,291	77,485	(2)
$37,527,217	$521,638,653	$505,677,313	$12,950	$7,708	$53,509,215		$254,200

PSF Natural Resources Portfolio

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$ 2,305,472	$173,006,291	$166,783,149	$ —	$ —	$8,528,614	8,528,614	$120,340

PGIM Institutional Money Market Fund(1)(b)(wa)
23,385,947	181,008,673	204,393,369	(18,740)	17,489	—	—	17,334	(2)
$25,691,419	$354,014,964	$371,176,518	$(18,740)	$17,489	$8,528,614		$137,674

PSF PGIM 50/50 Balanced Portfolio

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$363,398,511	$452,246,254	$549,653,174	$ —	$ —	$265,991,591	265,991,591	$6,119,960

PGIM Institutional Money Market Fund(1)(b)(wa)
35,533,049	365,343,978	354,753,306	5,262	16,548	46,145,531	46,168,616	77,097	(2)
$398,931,560	$817,590,232	$904,406,480	$5,262	$16,548	$312,137,122		$6,197,057

PSF PGIM Flexible Managed Portfolio

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)

$303,840,636	$ 923,263,159	$ 989,280,094	$ —	$ —	$237,823,701	237,823,701	$6,847,036

B14

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

PGIM Institutional Money Market Fund(1)(b)(wa)

$ 45,515,856	$ 516,567,118	$ 502,165,246	$23,713	$7,556	$ 59,948,997	59,978,986	$ 87,538	(2)
$349,356,492	$1,439,830,277	$1,491,445,340	$23,713	$7,556	$297,772,698		$6,934,574

PSF PGIM Government Income Portfolio

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$7,919,849	$83,451,125	$85,068,825	$—	$ —	$6,302,149	6,302,149	$127,982

PGIM Institutional Money Market Fund(1)(b)(wa)
—	14,449,266	14,446,362	—	(2,904)	—	—	802	(2)
$7,919,849	$97,900,391	$99,515,187	$—	$(2,904)	$6,302,149		$128,784

PSF PGIM High Yield Bond Portfolio

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$ 30,025,859	$124,391,408	$134,799,130	$ —	$ —	$ 19,618,137	19,618,137	$429,970

PGIM Institutional Money Market Fund(1)(b)(wa)
172,978,975	403,634,502	490,290,928	42,781	(10,212)	86,355,118	86,398,318	227,644	(2)
$203,004,834	$528,025,910	$625,090,058	$42,781	$(10,212)	$105,973,255		$657,614

PSF PGIM Jennison Blend Portfolio

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$ 96,848,898	$ 621,325,549	$ 637,611,785	$ —	$ —	$ 80,562,662	80,562,662	$1,267,466

PGIM Institutional Money Market Fund(1)(b)(wa)
124,217,579	1,187,900,869	1,228,387,171	(35,063)	74,496	83,770,710	83,812,616	151,316	(2)
$221,066,477	$1,809,226,418	$1,865,998,956	$(35,063)	$74,496	$164,333,372		$1,418,782

PSF PGIM Jennison Focused Blend Portfolio

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$3,266,051	$48,508,291	$44,794,125	$—	$ —	$6,980,217	6,980,217	$121,731

B15

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

PGIM Institutional Money Market Fund(1)(b)(wa)

$3,667,845	$50,151,146	$53,818,808	$(8)	$(175)	$ —	—	$2,990	(2)
$6,933,896	$98,659,437	$98,612,933	$(8)	$(175)	$6,980,217		$124,721

PSF PGIM Jennison Growth Portfolio

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$16,926,102	$ 478,715,090	$ 481,179,724	$ —	$ —	$ 14,461,468	14,461,468	$511,768

PGIM Institutional Money Market Fund(1)(b)(wa)
64,603,383	1,138,500,738	1,110,584,124	26,651	52,299	92,598,947	92,645,270	157,970	(2)
$81,529,485	$1,617,215,828	$1,591,763,848	$26,651	$52,299	$107,060,415		$669,738

PSF PGIM Jennison Value Portfolio

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$45,402,605	$205,198,368	$216,412,298	$ —	$ —	$34,188,675	34,188,675	$746,371

PGIM Institutional Money Market Fund(1)(b)(wa)
16,694,933	617,892,484	591,716,168	5,545	12,609	42,889,403	42,910,858	48,671	(2)
$62,097,538	$823,090,852	$808,128,466	$5,545	$12,609	$77,078,078		$795,042

PSF PGIM Total Return Bond Portfolio

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$10,819,602	$315,484,944	$200,112,555	$ —	$ —	$126,191,991	126,191,991	$1,623,023

PGIM Institutional Money Market Fund(1)(b)(wa)
38,615,550	150,073,158	169,083,363	7,911	(4,495)	19,608,761	19,618,570	65,983	(2)
$49,435,152	$465,558,102	$369,195,918	$7,911	$(4,495)	$145,800,752		$1,689,006

PSF Small-Cap Stock Index Portfolio

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)

$ 3,755,340	$ 73,019,581	$ 71,306,771	$ —	$ —	$ 5,468,150	5,468,150	$127,213

B16

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

PGIM Institutional Money Market Fund(1)(b)(wa)
$197,893,603	$ 944,188,629	$884,718,041	$92,226	$(25,832)	$257,430,585	257,559,365	$379,213	(2)

$201,648,943	$1,017,208,210	$956,024,812	$92,226	$(25,832)	$262,898,735		$506,426

PSF Small-Cap Value Portfolio

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$ 5,648,018	$ 41,847,007	$ 42,443,067	$ —	$ —	$5,051,958	5,051,958	$ 75,491

PGIM Institutional Money Market Fund(1)(b)(wa)
27,649,997	212,121,504	204,071,103	13,314	(5,447)	35,708,265	35,726,128	51,696	(2)
$33,298,015	$253,968,511	$246,514,170	$13,314	$(5,447)	$40,760,223		$127,187

PSF Stock Index Portfolio

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$144,567,480	$ 248,377,640	$ 280,338,760	$ —	$ —	$112,606,360	112,606,360	$1,987,699

PGIM Institutional Money Market Fund(1)(b)(wa)
255,115,214	3,225,521,344	3,181,743,676	129,763	(14,541)	299,008,104	299,157,683	485,564	(2)
$399,682,694	$3,473,898,984	$3,462,082,436	$129,763	$(14,541)	$411,614,464		$2,473,263

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6. Tax Information

All Portfolios are treated as partnerships for federal income tax purposes. The character of the cash distributions, if any, made by the partnerships is generally classified as nontaxable return of capital distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark-to-market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

The Manager has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolios’ financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Portfolios’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31, 2022 are subject to such review.

B17

7. Borrowings

The Series Fund, on behalf of the Portfolios, (excluding the PSF PGIM Government Money Market Portfolio), along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	9/30/2022 - 9/28/2023	10/1/2021 – 9/29/2022
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The following Portfolios utilized the SCA during the year ended December 31, 2022.The average balance outstanding is for the number of days the Portfolios utilized the credit facility.

Portfolio	Average Balance Outstanding	Weighted Average Interest Rates	Number of Days Outstanding	Maximum Balance Outstanding	Balance Outstanding at December 31, 2022
PSF International Growth Portfolio	$467,300	1.50%	10	$1,258,000	$—
PSF Mid-Cap Growth Portfolio	2,037,000	1.32	1	2,037,000	—
PSF PGIM Jennison Growth Portfolio	1,895,000	1.31	3	1,895,000	—

8. Capital and Ownership

The Agreement and Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest of the Portfolios. The Portfolios offer Class I shares and certain Portfolios offer Class II and/or Class III shares. All share classes are not subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I and Class III shares are sold only to certain separate accounts of Prudential to fund benefits under certain variable life insurance and variable annuity contracts (“contracts”). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. Class I shares are also offered to separate accounts of non-affiliated insurers for which Prudential or its affiliates administer and/or reinsure the variable life insurance or variable annuity contracts issued in connection with the separate accounts. The separate accounts invest in shares of the Portfolios through subaccounts that correspond to the Portfolios. The separate accounts will redeem shares of the Portfolios to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts.

As of December 31, 2022, the following number of shares of the Portfolios were owned of record directly or by other Portfolios as part of their investments by insurance affiliates of Prudential.

Portfolio	Number of Shares	Percentage of Outstanding Shares
PSF Global Portfolio–Class I	25,723,941	100.0%
PSF Global Portfolio–Class III	13,643	100.0
PSF International Growth Portfolio–Class I	7,013,461	96.3

B18

Portfolio	Number of Shares	Percentage of Outstanding Shares
PSF Mid-Cap Growth Portfolio–Class I	13,738,534	100.0%
PSF Mid-Cap Growth Portfolio–Class III	49,098	100.0
PSF Natural Resources Portfolio–Class I	11,895,660	100.0
PSF Natural Resources Portfolio–Class III	145,629	100.0
PSF PGIM 50/50 Balanced Portfolio–Class I	68,905,541	100.0
PSF PGIM 50/50 Balanced Portfolio–Class III	199,138	100.0
PSF PGIM Flexible Managed Portfolio–Class I	106,060,061	100.0
PSF PGIM Flexible Managed Portfolio–Class III	98,314	100.0
PSF PGIM Government Income Portfolio–Class I	14,916,984	100.0
PSF PGIM Government Income Portfolio–Class III	247,239	100.0
PSF PGIM Government Money Market Portfolio–Class I	80,131,515	99.8
PSF PGIM Government Money Market Portfolio–Class III	11,837,499	82.9
PSF PGIM High Yield Bond Portfolio–Class I	80,299,934	100.0
PSF PGIM High Yield Bond Portfolio–Class III	1,569,365	100.0
PSF PGIM Jennison Blend Portfolio–Class I	61,013,653	100.0
PSF PGIM Jennison Blend Portfolio–Class III	12,355	100.0
PSF PGIM Jennison Focused Blend Portfolio–Class I	1,620,993	100.0
PSF PGIM Jennison Focused Blend Portfolio–Class III	10,057	100.0
PSF PGIM Jennison Growth Portfolio–Class I	22,873,226	100.0
PSF PGIM Jennison Growth Portfolio–Class III	69,400	100.0
PSF PGIM Jennison Value Portfolio–Class I	32,622,912	100.0
PSF PGIM Jennison Value Portfolio–Class III	59,196	100.0
PSF PGIM Total Return Bond Portfolio–Class I	80,501,397	99.0
PSF PGIM Total Return Bond Portfolio–Class III	698,669	100.0
PSF Small-Cap Stock Index Portfolio–Class I	15,965,140	100.0
PSF Small-Cap Stock Index Portfolio–Class III	176,364	100.0
PSF Small-Cap Value Portfolio–Composite	9,136,373	100.0
PSF Stock Index Portfolio–Class I	64,031,621	100.0
PSF Stock Index Portfolio–Class III	271,485	100.0

The following number of shareholders of record, each holding greater than 5% of the Portfolio, held the following percentage of outstanding shares, on behalf of multiple beneficial owners:

Portfolio	Number of Shareholders	Percentage of Outstanding Shares
Affiliated:
PSF Global Portfolio	2	97.5%
PSF International Growth Portfolio	2	95.0
PSF Mid-Cap Growth Portfolio	2	99.5
PSF Natural Resources Portfolio	2	90.9
PSF PGIM 50/50 Balanced Portfolio	3	100.0
PSF PGIM Flexible Managed Portfolio	3	100.0
PSF PGIM Government Income Portfolio	2	97.6
PSF PGIM Government Money Market Portfolio	3	97.4
PSF PGIM High Yield Bond Portfolio	3	100.0
PSF PGIM Jennison Blend Portfolio	3	99.9
PSF PGIM Jennison Focused Blend Portfolio	1	38.1
PSF PGIM Jennison Growth Portfolio	2	93.4
PSF PGIM Jennison Value Portfolio	2	94.9
PSF PGIM Total Return Bond Portfolio	3	99.0
PSF Small-Cap Stock Index Portfolio	2	96.2
PSF Small-Cap Value Portfolio	2	99.6

B19

Portfolio	Number of Shareholders	Percentage of Outstanding Shares
Affiliated:
PSF Stock Index Portfolio	3	100.0%
Unaffiliated:
PSF Global Portfolio	—	—
PSF International Growth Portfolio	—	—
PSF Mid-Cap Growth Portfolio	—	—
PSF Natural Resources Portfolio	—	—
PSF PGIM 50/50 Balanced Portfolio	—	—
PSF PGIM Flexible Managed Portfolio	—	—
PSF PGIM Government Income Portfolio	—	—
PSF PGIM Government Money Market Portfolio	—	—
PSF PGIM High Yield Bond Portfolio	—	—
PSF PGIM Jennison Blend Portfolio	—	—
PSF PGIM Jennison Focused Blend Portfolio	2	51.9
PSF PGIM Jennison Growth Portfolio	—	—
PSF PGIM Jennison Value Portfolio	—	—
PSF PGIM Total Return Bond Portfolio	—	—
PSF Small-Cap Stock Index Portfolio	—	—
PSF Small-Cap Value Portfolio	—	—
PSF Stock Index Portfolio	—	—

Transactions in shares of beneficial interest of the Portfolios were as follows:

PSF Global Portfolio

Share Class	Shares	Amount

Class I:
Year ended December 31, 2022:
Portfolio shares sold	336,385	$16,450,500
Portfolio shares purchased	(1,339,154)	(65,018,053)
Net increase (decrease) in shares outstanding	(1,002,769)	$(48,567,553)

Year ended December 31, 2021:
Portfolio shares sold	331,454	$17,649,681
Portfolio shares purchased	(2,257,822)	(119,301,279)
Net increase (decrease) in shares outstanding	(1,926,368)	$(101,651,598)

Class III:

Year ended December 31, 2022:
Portfolio shares sold	11,248	$580,484
Portfolio shares purchased	(902)	(44,856)
Net increase (decrease) in shares outstanding	10,346	$535,628

Period ended December 31, 2021*:
Portfolio shares sold	3,343	$183,467
Portfolio shares purchased	(46)	(2,584)
Net increase (decrease) in shares outstanding	3,297	$180,883

*	Commencement of offering was April 26, 2021.

B20

PSF International Growth Portfolio

Share Class	Shares	Amount

Class I:
Year ended December 31, 2022:
Portfolio shares sold	547,734	$5,694,785
Portfolio shares purchased	(1,101,565)	(11,939,916)
Net increase (decrease) in shares outstanding	(553,831)	$(6,245,131)

Year ended December 31, 2021:
Portfolio shares sold	359,564	$4,743,560
Portfolio shares purchased	(940,090)	(12,606,473)
Net increase (decrease) in shares outstanding	(580,526)	$(7,862,913)

Class II:

Year ended December 31, 2022:
Portfolio shares purchased	(2,879)	$(29,055)
Net increase (decrease) in shares outstanding	(2,879)	$(29,055)

Year ended December 31, 2021:
Portfolio shares sold	2,361	$28,072
Portfolio shares purchased	(3,040)	(36,623)
Net increase (decrease) in shares outstanding	(679)	$(8,551)

PSF Mid-Cap Growth Portfolio

Share Class	Shares	Amount

Class I:
Year ended December 31, 2022:
Portfolio shares sold	842,234	$20,283,654
Portfolio shares purchased	(962,246)	(23,740,002)
Net increase (decrease) in shares outstanding	(120,012)	$(3,456,348)

Year ended December 31, 2021:
Portfolio shares sold	1,190,070	$35,467,558
Portfolio shares purchased	(1,135,400)	(33,097,114)
Net increase (decrease) in shares outstanding	54,670	$2,370,444

Class II:

Year ended December 31, 2022:
Portfolio shares sold	457	$10,048
Portfolio shares purchased	(2,296)	(48,135)
Net increase (decrease) in shares outstanding	(1,839)	$(38,087)

Year ended December 31, 2021:
Portfolio shares sold	677	$18,164
Portfolio shares purchased	(3,764)	(102,738)
Net increase (decrease) in shares outstanding	(3,087)	$(84,574)

B21

Share Class	Shares	Amount

Class III:
Year ended December 31, 2022:
Portfolio shares sold	29,114	$715,921
Portfolio shares purchased	(5,483)	(132,923)
Net increase (decrease) in shares outstanding	23,631	$582,998

Period ended December 31, 2021*:
Portfolio shares sold	29,340	$895,852
Portfolio shares purchased	(3,873)	(119,380)
Net increase (decrease) in shares outstanding	25,467	$776,472

*	Commencement of offering was April 26, 2021.

PSF Natural Resources Portfolio

Share Class	Shares	Amount

Class I:
Year ended December 31, 2022:
Portfolio shares sold	568,317	$22,147,964
Portfolio shares purchased	(892,233)	(35,110,214)
Net increase (decrease) in shares outstanding	(323,916)	$(12,962,250)

Year ended December 31, 2021:
Portfolio shares sold	219,073	$7,070,025
Portfolio shares purchased	(872,875)	(27,855,013)
Net increase (decrease) in shares outstanding	(653,802)	$(20,784,988)

Class II:
Year ended December 31, 2022:
Portfolio shares sold	420,816	$15,496,428
Portfolio shares purchased	(350,180)	(13,067,241)
Net increase (decrease) in shares outstanding	70,636	$2,429,187

Year ended December 31, 2021:
Portfolio shares sold	499,553	$16,209,593
Portfolio shares purchased	(956,397)	(28,344,054)
Net increase (decrease) in shares outstanding	(456,844)	$(12,134,461)

Class III:
Year ended December 31, 2022:
Portfolio shares sold	156,046	$6,124,088
Portfolio shares purchased	(39,030)	(1,473,471)
Net increase (decrease) in shares outstanding	117,016	$4,650,617

Period ended December 31, 2021*:
Portfolio shares sold	30,066	$1,009,154
Portfolio shares purchased	(1,453)	(48,949)
Net increase (decrease) in shares outstanding	28,613	$960,205

*	Commencement of offering was April 26, 2021.

B22

PSF PGIM 50/50 Balanced Portfolio

Share Class	Shares	Amount

Class I:
Year ended December 31, 2022:
Portfolio shares sold	445,937	$15,943,792
Portfolio shares purchased	(4,558,075)	(162,015,739)
Net increase (decrease) in shares outstanding	(4,112,138)	$(146,071,947)

Year ended December 31, 2021:
Portfolio shares sold	382,552	$14,110,839
Portfolio shares purchased	(4,825,082)	(179,267,581)
Net increase (decrease) in shares outstanding	(4,442,530)	$(165,156,742)

Class III:
Year ended December 31, 2022:
Portfolio shares sold	161,137	$5,763,660
Portfolio shares purchased	(29,273)	(1,011,431)
Net increase (decrease) in shares outstanding	131,864	$4,752,229

Period ended December 31, 2021*:
Portfolio shares sold	67,888	$2,606,087
Portfolio shares purchased	(614)	(23,805)
Net increase (decrease) in shares outstanding	67,274	$2,582,282

*	Commencement of offering was April 26, 2021.

PSF PGIM Flexible Managed Portfolio

Share Class	Shares	Amount

Class I:
Year ended December 31, 2022:
Portfolio shares sold	123,754	$4,832,257
Portfolio shares purchased	(6,614,469)	(262,771,618)
Net increase (decrease) in shares outstanding	(6,490,715)	$(257,939,361)

Year ended December 31, 2021:
Portfolio shares sold	205,431	$8,283,511
Portfolio shares purchased	(6,737,839)	(277,035,778)
Net increase (decrease) in shares outstanding	(6,532,408)	$(268,752,267)

Class III:
Year ended December 31, 2022:
Portfolio shares sold	59,627	$2,386,122
Portfolio shares purchased	(6,888)	(262,150)
Net increase (decrease) in shares outstanding	52,739	$2,123,972

Period ended December 31, 2021*:
Portfolio shares sold	46,517	$1,981,439
Portfolio shares purchased	(942)	(40,576)
Net increase (decrease) in shares outstanding	45,575	$1,940,863

*	Commencement of offering was April 26, 2021.

B23

PSF PGIM Government Income Portfolio

Share Class	Shares	Amount

Class I:
Year ended December 31, 2022:
Portfolio shares sold	600,611	$7,713,914
Portfolio shares purchased	(1,559,673)	(19,917,289)
Net increase (decrease) in shares outstanding	(959,062)	$(12,203,375)

Year ended December 31, 2021:
Portfolio shares sold	241,234	$3,421,573
Portfolio shares purchased	(1,340,149)	(19,017,186)
Net increase (decrease) in shares outstanding	(1,098,915)	$(15,595,613)

Class III:
Year ended December 31, 2022:
Portfolio shares sold	318,123	$4,033,440
Portfolio shares purchased	(94,133)	(1,187,152)
Net increase (decrease) in shares outstanding	223,990	$2,846,288

Period ended December 31, 2021*:
Portfolio shares sold	25,257	$358,644
Portfolio shares purchased	(2,008)	(28,305)
Net increase (decrease) in shares outstanding	23,249	$330,339

*	Commencement of offering was April 26, 2021.

PSF PGIM Government Money Market Portfolio

Share Class	Shares	Amount

Class I:
Year ended December 31, 2022:
Portfolio shares sold	66,612,704	$666,127,047
Shares issued in reinvestment of dividends and distributions	1,072,731	10,727,306
Portfolio shares purchased	(59,910,156)	(599,101,563)
Net increase (decrease) in shares outstanding	7,775,279	$77,752,790

Year ended December 31, 2021:
Portfolio shares sold	81,112,748	$811,127,478
Shares issued in reinvestment of dividends and distributions	33,163	331,630
Portfolio shares purchased	(87,878,545)	(878,785,449)
Net increase (decrease) in shares outstanding	(6,732,634)	$(67,326,341)

Class III:
Year ended December 31, 2022:
Portfolio shares sold	23,042,614	$230,426,139
Shares issued in reinvestment of dividends and distributions	168,048	1,680,477
Portfolio shares purchased	(23,338,502)	(233,385,015)
Net increase (decrease) in shares outstanding	(127,840)	$(1,278,399)

B24

Share Class	Shares	Amount

Year ended December 31, 2021:
Portfolio shares sold	30,778,884	$307,788,840
Shares issued in reinvestment of dividends and distributions	5,015	50,145
Portfolio shares purchased	(22,945,609)	(229,456,084)
Net increase (decrease) in shares outstanding	7,838,290	$78,382,901

PSF PGIM High Yield Bond Portfolio

Share Class	Shares	Amount

Class I:
Year ended December 31, 2022:
Portfolio shares sold	2,625,359	$16,126,731
Portfolio shares purchased	(6,601,912)	(40,503,979)
Net increase (decrease) in shares outstanding	(3,976,553)	$(24,377,248)

Year ended December 31, 2021:
Portfolio shares sold	4,381,297	$28,424,104
Portfolio shares purchased	(5,718,074)	(37,023,011)
Net increase (decrease) in shares outstanding	(1,336,777)	$(8,598,907)

Class III:
Year ended December 31, 2022:
Portfolio shares sold	915,127	$5,664,609
Portfolio shares purchased	(202,935)	(1,221,550)
Net increase (decrease) in shares outstanding	712,192	$4,443,059

Period ended December 31, 2021*:
Portfolio shares sold	859,765	$5,649,840
Portfolio shares purchased	(2,592)	(17,094)
Net increase (decrease) in shares outstanding	857,173	$5,632,746

*	Commencement of offering was April 26, 2021.

PSF PGIM Jennison Blend Portfolio

Share Class	Shares	Amount

Class I:
Year ended December 31, 2022:
Portfolio shares sold	38,022	$3,051,537
Portfolio shares purchased	(4,057,480)	(325,457,261)
Net increase (decrease) in shares outstanding	(4,019,458)	$(322,405,724)

Year ended December 31, 2021:
Portfolio shares sold	90,980	$8,234,342
Portfolio shares purchased	(4,653,123)	(419,514,499)
Net increase (decrease) in shares outstanding	(4,562,143)	$(411,280,157)

B25

Share Class	Shares	Amount

Class II:
Year ended December 31, 2022:
Portfolio shares sold	1	$33
Portfolio shares purchased	(1,559)	(129,611)
Net increase (decrease) in shares outstanding	(1,558)	$(129,578)

Year ended December 31, 2021:
Portfolio shares sold	61	$5,684
Portfolio shares purchased	(789)	(70,000)
Net increase (decrease) in shares outstanding	(728)	$(64,316)

Class III:
Year ended December 31, 2022:
Portfolio shares sold	7,025	$592,833
Portfolio shares purchased	(1,204)	(98,337)
Net increase (decrease) in shares outstanding	5,821	$494,496

Period ended December 31, 2021*:
Portfolio shares sold	6,859	$653,908
Portfolio shares purchased	(325)	(31,592)
Net increase (decrease) in shares outstanding	6,534	$622,316

*	Commencement of offering was April 26, 2021.

PSF PGIM Jennison Focused Blend Portfolio

Share Class	Shares	Amount

Class I:
Year ended December 31, 2022:
Portfolio shares sold	96,263	$4,493,379
Portfolio shares purchased	(144,556)	(6,708,668)
Net increase (decrease) in shares outstanding	(48,293)	$(2,215,289)

Year ended December 31, 2021:
Portfolio shares sold	112,213	$6,197,482
Portfolio shares purchased	(182,627)	(9,978,651)
Net increase (decrease) in shares outstanding	(70,414)	$(3,781,169)

Class II:
Year ended December 31, 2022:
Portfolio shares sold	125,490	$5,587,731
Portfolio shares purchased	(305,760)	(13,595,808)
Net increase (decrease) in shares outstanding	(180,270)	$(8,008,077)

Year ended December 31, 2021:
Portfolio shares sold	100,289	$5,001,130
Portfolio shares purchased	(501,661)	(25,677,194)
Net increase (decrease) in shares outstanding	(401,372)	$(20,676,064)

B26

Share Class	Shares	Amount

Class III:
Year ended December 31, 2022:
Portfolio shares sold	4,040	$185,696
Portfolio shares purchased	(1,190)	(60,053)
Net increase (decrease) in shares outstanding	2,850	$125,643

Period ended December 31, 2021*:
Portfolio shares sold	7,937	$449,314
Portfolio shares purchased	(730)	(43,373)
Net increase (decrease) in shares outstanding	7,207	$405,941

*	Commencement of offering was April 26, 2021.

PSF PGIM Jennison Growth Portfolio

Share Class	Shares	Amount

Class I:
Year ended December 31, 2022:
Portfolio shares sold	313,611	$33,566,860
Portfolio shares purchased	(1,553,298)	(171,481,409)
Net increase (decrease) in shares outstanding	(1,239,687)	$(137,914,549)

Year ended December 31, 2021:
Portfolio shares sold	371,490	$51,653,348
Portfolio shares purchased	(1,829,415)	(250,644,681)
Net increase (decrease) in shares outstanding	(1,457,925)	$(198,991,333)

Class II:
Year ended December 31, 2022:
Portfolio shares sold	52,361	$5,487,355
Portfolio shares purchased	(145,570)	(15,190,161)
Net increase (decrease) in shares outstanding	(93,209)	$(9,702,806)

Year ended December 31, 2021:
Portfolio shares sold	85,254	$10,983,966
Portfolio shares purchased	(228,495)	(29,813,406)
Net increase (decrease) in shares outstanding	(143,241)	$(18,829,440)

Class III:
Year ended December 31, 2022:
Portfolio shares sold	41,890	$4,609,971
Portfolio shares purchased	(4,523)	(485,060)
Net increase (decrease) in shares outstanding	37,367	$4,124,911

Period ended December 31, 2021*:
Portfolio shares sold	32,717	$4,680,073
Portfolio shares purchased	(684)	(97,809)
Net increase (decrease) in shares outstanding	32,033	$4,582,264

*	Commencement of offering was April 26, 2021.

B27

PSF PGIM Jennison Value Portfolio

Share Class	Shares	Amount

Class I:
Year ended December 31, 2022:
Portfolio shares sold	429,538	$18,850,313
Portfolio shares purchased	(2,358,254)	(104,294,464)
Net increase (decrease) in shares outstanding	(1,928,716)	$(85,444,151)

Year ended December 31, 2021:
Portfolio shares sold	360,683	$15,523,453
Portfolio shares purchased	(2,588,306)	(111,797,897)
Net increase (decrease) in shares outstanding	(2,227,623)	$(96,274,444)

Class II:
Year ended December 31, 2022:
Portfolio shares sold	5,398	$216,746
Portfolio shares purchased	(20,379)	(871,866)
Net increase (decrease) in shares outstanding	(14,981)	$(655,120)

Year ended December 31, 2021:
Portfolio shares sold	8,558	$364,878
Portfolio shares purchased	(25,793)	(1,096,740)
Net increase (decrease) in shares outstanding	(17,235)	$(731,862)

Class III:
Year ended December 31, 2022:
Portfolio shares sold	43,368	$1,893,897
Portfolio shares purchased	(5,629)	(244,701)
Net increase (decrease) in shares outstanding	37,739	$1,649,196

Period ended December 31, 2021*:
Portfolio shares sold	21,731	$984,337
Portfolio shares purchased	(274)	(12,866)
Net increase (decrease) in shares outstanding	21,457	$971,471

*	Commencement of offering was April 26, 2021.

PSF PGIM Total Return Bond Portfolio

Share Class	Shares	Amount

Class I:
Year ended December 31, 2022:
Portfolio shares sold	2,801,953	$39,029,329
Shares issued in merger	3,070,515	46,303,369
Portfolio shares purchased	(7,389,182)	(105,005,255)
Net increase (decrease) in shares outstanding	(1,516,714)	$(19,672,557)

Year ended December 31, 2021:
Portfolio shares sold	6,877,466	$106,051,566
Portfolio shares purchased	(5,936,458)	(92,126,262)
Net increase (decrease) in shares outstanding	941,008	$13,925,304

B28

Share Class	Shares	Amount

Class III:
Year ended December 31, 2022:
Portfolio shares sold	437,500	$6,216,910
Portfolio shares purchased	(89,681)	(1,281,404)
Net increase (decrease) in shares outstanding	347,819	$4,935,506

Period ended December 31, 2021*:
Portfolio shares sold	362,146	$5,648,820
Portfolio shares purchased	(11,296)	(176,793)
Net increase (decrease) in shares outstanding	350,850	$5,472,027

*	Commencement of offering was April 26, 2021.

PSF Small-Cap Stock Index Portfolio

Share Class	Shares	Amount

Class I:
Year ended December 31, 2022:
Portfolio shares sold	177,588	$9,396,593
Portfolio shares purchased	(1,189,080)	(62,957,116)
Net increase (decrease) in shares outstanding	(1,011,492)	$(53,560,523)

Year ended December 31, 2021:
Portfolio shares sold	333,605	$18,823,948
Portfolio shares purchased	(1,322,121)	(75,335,373)
Net increase (decrease) in shares outstanding	(988,516)	$(56,511,425)

Class III:
Year ended December 31, 2022:
Portfolio shares sold	85,002	$4,569,926
Portfolio shares purchased	(10,558)	(557,731)
Net increase (decrease) in shares outstanding	74,444	$4,012,195

Period ended December 31, 2021*:
Portfolio shares sold	103,297	$6,045,150
Portfolio shares purchased	(1,377)	(80,690)
Net increase (decrease) in shares outstanding	101,920	$5,964,460

*	Commencement of offering was April 26, 2021.

PSF Stock Index Portfolio

Share Class	Shares	Amount

Class I:
Year ended December 31, 2022:
Portfolio shares sold	2,300,141	$223,761,311
Portfolio shares purchased	(2,691,850)	(263,312,022)
Net increase (decrease) in shares outstanding	(391,709)	$(39,550,711)

B29

Share Class	Shares	Amount

Year ended December 31, 2021:
Portfolio shares sold	3,091,067	$309,426,880
Portfolio shares purchased	(2,782,213)	(276,133,548)
Net increase (decrease) in shares outstanding	308,854	$33,293,332

Class III:
Year ended December 31, 2022:
Portfolio shares sold	132,110	$12,999,682
Portfolio shares purchased	(9,996)	(969,251)
Net increase (decrease) in shares outstanding	122,114	$12,030,431

Period ended December 31, 2021*:
Portfolio shares sold	150,911	$15,703,185
Portfolio shares purchased	(1,540)	(165,377)
Net increase (decrease) in shares outstanding	149,371	$15,537,808

*	Commencement of offering was April 26, 2021.

9. Risks of Investing in the Portfolios

Each Portfolio’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the risks applicable to any given Portfolio, please refer to the Prospectus and Statement of Additional Information of that Portfolio.

Risks	PSF Global Portfolio	PSF International Growth Portfolio	PSF Mid-Cap Growth Portfolio	PSF Natural Resources Portfolio	PSF PGIM 50/50 Balanced Portfolio	PSF PGIM Flexible Managed Portfolio
Adjustable and Floating-Rate Securities	–	–	–	–	–	–
Asset-Backed and/or Mortgage-Backed Securities	–	–	–	–	X	X
Asset Transfer Program	–	X	–	–	–	–
Bank Loan Investments	–	–	–	–	–	–
Blend Style	–	–	–	–	X	X
Commodity	–	–	–	X	–	–
Covenant-Lite	–	–	–	–	–	–
Credit	–	–	–	–	–	–
Derivatives	X	X	X	X	X	X
Economic and Market Events	X	X	X	X	X	X
Emerging Markets	–	X	–	X	–	–
Equity and Equity-Related Securities	–	–	–	–	–	–
Equity Securities	X	X	X	X	X	X
Exchange-Traded Funds (ETF)	–	X	–	X	–	–
Expense	X	X	X	X	–	X
Fixed Income Securities	–	–	–	–	X	X
Focus	X	–	–	X	–	–
Foreign Investment	X	X	–	X	X	X
High Yield	–	–	–	–	X	X
Index Tracking	–	–	–	–	X	X
Interest Rate	–	–	–	–	–	–
Investment Style	X	X	X	–	–	–

B30

Risks	PSF Global Portfolio	PSF International Growth Portfolio	PSF Mid-Cap Growth Portfolio	PSF Natural Resources Portfolio	PSF PGIM 50/50 Balanced Portfolio	PSF PGIM Flexible Managed Portfolio
Large Company	–	–	–	–	–	–
Leverage	–	–	X	–	–	–
Liquidity and Valuation	X	X	X	X	X	X
Market and Management	X	X	X	X	X	X
Market Capitalization	–	–	–	–	–	–
Mid-Sized Company	–	–	X	–	–	–
Participation Notes (P-Notes)	–	X	–	–	–	–
Portfolio Turnover	–	–	–	X	X	X
Prepayment or Call	–	–	–	–	–	–
Quantitative Model	X	–	–	–	–	X
Real Estate	–	X	–	–	–	–
Regulatory	X	X	X	X	X	X
Small-Sized Company	–	–	–	X	–	–
US Government Securities	–	–	–	–	–	X
Yield	–	–	–	–	–	–

Risks	PSF PGIM Government Income Portfolio	PSF PGIM Government Money Market Portfolio	PSF PGIM High Yield Bond Portfolio	PSF PGIM Jennison Blend Portfolio	PSF PGIM Jennison Focused Blend Portfolio	PSF PGIM Jennison Growth Portfolio
Adjustable and Floating-Rate Securities	–	X	–	–	–	–
Asset-Backed and/or Mortgage-Backed Securities	X	–	–	–	–	–
Asset Transfer Program	–	–	–	–	–	–
Bank Loan Investments	–	–	X	–	–	–
Blend Style	–	–	–	X	X	–
Commodity	–	–	–	–	–	–
Covenant-Lite	–	–	X	–	–	–
Credit	–	X	–	–	–	–
Derivatives	X	–	X	–	–	–
Economic and Market Events	X	X	X	X	X	X
Emerging Markets	–	–	X	–	–	–
Equity and Equity-Related Securities	–	–	X	–	–	–
Equity Securities	–	–	–	X	X	X
Exchange-Traded Funds (ETF)	–	–	–	–	–	–
Expense	X	X	X	X	X	X
Fixed Income Securities	X	X	X	–	–	–
Focus	–	–	–	–	X	–
Foreign Investment	–	–	X	X	–	X
High Yield	–	–	X	–	–	–
Index Tracking	–	–	–	–	–	–
Interest Rate	–	X	–	–	–	–
Investment Style	–	–	–	–	–	X
Large Company	–	–	–	–	–	–
Leverage	–	–	–	–	–	–

B31

Risks	PSF PGIM Government Income Portfolio	PSF PGIM Government Money Market Portfolio	PSF PGIM High Yield Bond Portfolio	PSF PGIM Jennison Blend Portfolio	PSF PGIM Jennison Focused Blend Portfolio	PSF PGIM Jennison Growth Portfolio
Liquidity and Valuation	X	–	X	–	–	X
Market and Management	X	X	X	X	X	X
Market Capitalization	–	–	–	X	–	X
Mid-Sized Company	–	–	–	–	–	–
Participation Notes (P-Notes)	–	–	–	–	–	–
Portfolio Turnover	X	–	–	–	–	–
Prepayment or Call	–	X	–	–	–	–
Quantitative Model	–	–	–	–	–	–
Real Estate	–	–	–	X	X	–
Regulatory	X	X	X	X	X	X
Small-Sized Company	–	–	–	–	–	–
US Government Securities	X	–	–	–	–	–
Yield	–	X	–	–	–	–

Risks		PSF PGIM Jennison Value Portfolio	PSF PGIM Total Return Bond Portfolio	PSF Small- Cap Stock Index Portfolio	PSF Small- Cap Value Portfolio	PSF PGIM Stock Index Portfolio
Adjustable and Floating-Rate Securities		–	–	–	–	–
Asset-Backed and/or Mortgage-Backed Securities		–	X	–	–	–
Asset Transfer Program		–	–	–	–	–
Bank Loan Investments		–	X	–	–	–
Blend Style		–	–	–	–	–
Commodity		–	–	–	–	–
Covenant-Lite		–	X	–	–	–
Credit		–	–	–	–	–
Derivatives		–	X	X	X	X
Economic and Market Events		X	X	X	X	X
Emerging Markets		–	–	–	X	–
Equity and Equity-Related Securities		–	–	–	–	–
Equity Securities		X	–	X	X	X
Exchange-Traded Funds (ETF)		–	–	–	–	–
Expense		X	X	X	X	X
Fixed Income Securities		–	–	–	–	–
Focus		–	X	–	–	–
Foreign Investment		X	X	–	X	–
High Yield		–	X	–	–	–
Index Tracking		–	–	X	–	X
Interest Rate		–	–	–	–	–
Investment Style		X	–	–	X	–
Large Company		X	–	–	–	X
Leverage		–	–	–	–	–
Liquidity and Valuation		–	X	X	X	X
Market and Management		X	X	X	X	X
Market Capitalization		–	–	–	–	–

B32

Risks	PSF PGIM Jennison Value Portfolio	PSF PGIM Total Return Bond Portfolio	PSF Small- Cap Stock Index Portfolio	PSF Small- Cap Value Portfolio	PSF PGIM Stock Index Portfolio
Mid-Sized Company	–	–	–	X	–
Participation Notes (P-Notes)	–	–	–	–	–
Portfolio Turnover	–	–	–	–	–
Prepayment or Call	–	–	–	–	–
Quantitative Model	–	–	–	–	–
Real Estate	X	–	–	X	–
Regulatory	X	X	X	X	X
Small-Sized Company	–	–	X	X	–
US Government Securities	–	–	–	–	–
Yield	–	–	–	–	–

Adjustable and Floating-Rate Securities Risk: The value of adjustable and floating-rate securities may lag behind the value of fixed-rate securities when interest rates change. Variable and floating-rate bonds are subject to credit risk, market risk and interest rate risk. In addition, the absence of an active market for these securities could make it difficult for the Portfolio to dispose of them if the issuer defaults.

Asset-Backed and/or Mortgage-Backed Securities Risk: Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower-than-expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.

Asset Transfer Program Risk: Predetermined, nondiscretionary mathematical formulas used by the participating insurance companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.

Bank Loan Investments Risk: The Portfolio’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments, or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Portfolio to receive scheduled interest or principal payments on a loan because of a default, bankruptcy, or any other reason would adversely affect the income of the Portfolio and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Portfolio may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Portfolio’s access to collateral, if any, may be limited by bankruptcy laws. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loan participations in secondary markets. As a result, it may be difficult for the Portfolio to value loans or sell loans at an acceptable price when it wants to sell them. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may have an impact on the length and timing of completing trades. To the extent the Portfolio invests in loans of non-U.S. issuers, the risks of investing in non-U.S. issuers are applicable. Loans may not be considered to be “securities” and as a result may not benefit from the protections of the federal securities laws,

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including anti-fraud protections and those with respect to the use of material non-public information, so that purchasers, such as the Portfolio, may not have the benefit of these protections.

Blend Style Risk: The Portfolio’s blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio’s portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking high-quality stocks with good future growth prospects. The portion of the Portfolio’s portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security’s intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio’s assessment of market conditions or a company’s value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the overall Portfolio to underperform the market in general, its benchmark have a notable impact on settlement performance and other mutual funds.

Commodity Risk: The value of a commodity-linked investment is affected by, among other things, overall market movements, factors affecting a particular industry or commodity, and changes in interest and exchange rates and may be more volatile than traditional equity and debt securities.

Covenant-Lite Risk: Some of the loans or debt obligations in which the Portfolio may invest or get exposure to may be “covenant-lite,” which means the loans or obligations contain fewer financial maintenance covenants than other loans or obligations (in some cases, none) and do not include terms that allow the lender to monitor the borrower’s performance and declare a default if certain criteria are breached. An investment by the Portfolio in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Portfolio may also experience difficulty, expenses or delays in enforcing its rights on its holdings of covenant-lite loans or obligations. As a result of these risks, the Portfolio’s exposure to losses may be increased, which could result in an adverse impact on the Portfolio’s net income and net asset value.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The lower the credit quality of a bond, the more sensitive it is to credit risk.

Derivatives Risk: A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities. The Portfolio is subject to a derivatives risk management program, which may limit the ability of the Portfolio to invest in derivatives.

Economic and Market Events Risk: Events in the US and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide. In addition, it remains uncertain that governmental entities will intervene in response to market disturbances, and the effect of any such future intervention cannot be predicted.

Emerging Markets Risk: The risks of non-US investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect the ability of the Manager or a Portfolio’s Subadviser(s) to evaluate local companies or their potential impact on a Portfolio’s performance. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties. Regulatory regimes outside of the US may not require or enforce corporate governance standards comparable

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to that of the US, which may result in less protections for investors in such issuers and make such issuers more susceptible to actions not in the best interest of the issuer or its investors. Emerging market countries may have policies that restrict investments by foreign investors, or that prevent foreign investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Equity and Equity-Related Securities Risk: From time to time, the Fund may purchase or hold equity or equity-related securities incidental to the purchase or ownership of fixed income instruments or in connection with a reorganization of a borrower. These include common stock, preferred stock or securities that may be converted into or exchanged for common stock—known as convertible securities—like rights and warrants.

Equity Securities Risk: The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio. In addition, due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price.

Exchange-Traded Funds (ETF) Risk: An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below its net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.

Expense Risk: The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table in the Portfolio’s prospectus for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.

Fixed Income Securities Risk: Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.

Focus Risk: The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, markets, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio’s performance may be more sensitive to a small group of related holdings and adverse developments in such areas than a portfolio more broadly invested, although the increasing interconnectivity between economies and financial markets throughout the world increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Foreign Investment Risk: Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including, among others, military conflict, geopolitical developments, interruptions in the global supply chain, natural disasters, and outbreaks of infectious diseases.

High Yield Risk: Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call, and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.

Index Tracking Risk: The Portfolio’s ability to track the performance and/or holdings and weightings of an index with a high degree of correlation may be affected by, among other things, transaction costs and shareholder purchases and redemptions.

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Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Portfolio may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Portfolio’s holdings may fall sharply. This is referred to as “extension risk.”

Investment Style Risk: Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.

Large Company Risk: Large-capitalization stocks as a group could fall out of favor with the market, causing the Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Leverage Risk: Using leverage, the investment of borrowed cash, may amplify the Portfolio’s gains and losses and cause the Portfolio to be more volatile and riskier than if it had not been leveraged.

Liquidity and Valuation Risk: The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to policies and procedures adopted and implemented by the Manager. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.

Market and Management Risk: Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses, and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters, or events, political or civil instability, and public health emergencies, among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.

Market Capitalization Risk: Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Because the Portfolio may invest a portion of its assets in securities issued by small-cap companies, it is likely to be more volatile than a portfolio that focuses on securities issued by larger companies. Small-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. In addition, smaller companies are typically more sensitive to changes in overall economic conditions and their securities may be difficult to trade.

Mid-Sized Company Risk: The shares of mid-sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing and volatility of these securities and on the Portfolio’s ability to sell the securities.

Participation Notes (P-Notes) Risk: The Portfolio may gain exposure to securities traded in foreign markets through P-notes. In addition to risks similar to those associated with a direct investment in the underlying security, such as foreign investment risk, the holder of a P-note is not entitled to the same rights as an underlying security’s direct owner and P-notes are considered general unsecured contractual obligations and are subject to counterparty credit risks.

Portfolio Turnover Risk: A subadviser may engage in active trading on behalf of the Portfolio—that is, frequent trading of the Portfolio’s securities—in order to take advantage of new investment opportunities or yield differentials. The Portfolio’s turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.

Prepayment or Call Risk: Prepayment or call risk is the risk that issuers will prepay fixed-rate obligations held by the Portfolio when interest rates fall, forcing a Portfolio to reinvest in obligations with lower interest rates than the original obligations. Mortgage-related securities and asset-backed securities are particularly subject to prepayment risk.

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Quantitative Model Risk: The Portfolio and certain Underlying Portfolios, if applicable, may use quantitative models as part of their investment process. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns. There can be no assurance that these methodologies will produce the desired results or enable the Portfolio to achieve its objective. A given model may be more effective with certain instruments or strategies than others, and there can be no assurance that any model can identify and incorporate all factors that will affect an investment’s price or performance.

Real Estate Risk: Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Regulatory Risk: The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the Commodity Futures Trading Commission. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.

Small-Sized Company Risk: Securities of small sized companies tend to be less liquid than those of larger, more established companies, which can have an adverse effect on the price of these securities and on the Portfolio’s ability to sell these securities. The market price of such investments also may rise more in response to buying demand and fall more in response to selling pressure and be more volatile than investments in larger companies.

US Government Securities Risk: US Government securities may be adversely affected by changes in interest rates, a default by, or decline in the credit quality of, the US Government, and may not be backed by the full faith and credit of the US Government.

Yield Risk: The amount of income received by a Portfolio will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low, the Portfolio’s expenses could absorb all or a significant portion of the Portfolio’s income. If interest rates increase, the Portfolio’s yield may not increase proportionately. For example, the Portfolio’s investment manager may discontinue any temporary voluntary fee limitation.

10. Reorganization

On September 20-22, 2021, the Board approved Agreements and Plans of Reorganization (the “Plans”) which provided for the transfer of all the assets of AST BlackRock Corporate Bond Portfolio (“BlackRock Corporate Bond”), AST PIMCO Corporate Bond Portfolio (“PIMCO Corporate Bond”), AST Prudential Corporate Bond Portfolio (“Prudential Corporate Bond”), AST T. Rowe Price Corporate Bond Portfolio (“T. Rowe Price Corporate Bond”) and AST Western Asset Corporate Bond Portfolio (“Western Asset Corporate Bond”) (Merged Portfolios) for shares of PSF PGIM Total Return Bond Portfolio (the “Acquiring Portfolio”) and the assumption of the liabilities of the Merged Portfolios, respectively. Shareholders approved the Plan at a meeting on January 10, 2022 and the reorganization took place at the close of business on February 11, 2022.

On the reorganization date, the Merged Portfolios had the following total investment cost and value, representing the principal assets acquired by the Acquiring Portfolio:

Merged Portfolios	Total Investment Value	Total Investment Cost
BlackRock Corporate Bond	$ 9,114,989	$ 9,460,005
PIMCO Corporate Bond	9,915,524	10,205,114
Prudential Corporate Bond	11,176,973	11,586,726
T. Rowe Price Corporate Bond	7,744,789	8,003,316
Western Asset Corporate Bond	8,362,026	8,622,368

The purpose of the transaction was to combine six portfolios with substantially similar investment objectives, policies and strategies.

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The acquisition was accomplished by a tax-free exchange of the following shares on February 11, 2022:

Merged Portfolios			Shares
BlackRock Corporate Bond			852,717
PIMCO Corporate Bond			928,846
Prudential Corporate Bond			1,080,646
T. Rowe Price Corporate Bond			759,459
Western Asset Corporate Bond			816,235
Acquiring Portfolio	Shares	Class	Value
PSF PGIM Total Return Bond	3,070,515	I	$46,303,369

For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Merged Portfolios were carried forward to reflect the tax-free status of the acquisition.

The net assets and net unrealized depreciation immediately before the acquisition were as follows:

Merged Portfolios	Unrealized (Depreciation) on Investments	Net Assets
BlackRock Corporate Bond	$(345,016)	$ 9,021,658
PIMCO Corporate Bond	(289,590)	9,673,003
Prudential Corporate Bond	(409,753)	11,257,526
T. Rowe Price Corporate Bond	(258,527)	7,896,705
Western Asset Corporate Bond	(260,342)	8,454,477
Acquiring Portfolio	Class	Net Assets
PSF PGIM Total Return Bond	I	$1,244,085,296
	III	6,070,733

Assuming the acquisition had been completed on January 1, 2022, the Acquiring Portfolio’s unaudited pro forma results of operations for the year ended December 31, 2022 would have been as follows:

Acquiring Portfolio	Net investment income (loss) (a)	Net realized and unrealized gain (loss) on investments (b)	Net increase (decrease) in net assets resulting from operations
PSF PGIM Total Return Bond	$37,808,164	$(234,204,538)	$(196,396,374)

(a)

Net investment income as reported in the Statement of Operations (Year ended December 31, 2022) of the Acquiring Portfolio, plus net investment income from the Merged Portfolios pre-merger as follows: BlackRock Corporate Bond $17,574, PIMCO Corporate Bond $20,230, Prudential Corporate Bond $25,681, T. Rowe Price Corporate Bond $17,718 and Western Asset Corporate Bond $18,488.

(b)

Net realized and unrealized gain on investments as reported in the Statement of Operations (Year ended December 31, 2022) of the Acquiring Portfolio, plus net realized and unrealized gain (loss) on investments from the Merged Portfolios pre-merger as follows: BlackRock Corporate Bond $(393,915), PIMCO Corporate Bond $(381,290), Prudential Corporate Bond $(526,669), T. Rowe Price Corporate Bond $(349,114) and Western Asset Corporate Bond $(374,895).

Since both the Merged Portfolios and the Acquiring Portfolio sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Since the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the Merged Portfolios that have been included in the Acquiring Portfolio’s Statement of Operations since February 11, 2022.

11. Subsequent Events

On September 19-20, 2022, the Board of the Advanced Series Trust and the Prudential Series Fund approved the reorganization (the “Reorganization”) of AST International Value Portfolio, AST J.P. Morgan International Equity Portfolio, AST QMA International Core Equity Portfolio and PSF International Growth Portfolio (the “Target Portfolios”) into AST International Growth Portfolio (the “Acquiring Portfolio”). The shareholders of the Target Portfolios approved the

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reorganization at a meeting on February 8, 2023. It is expected that the Reorganization will be completed on or around March 10, 2023. Upon completion of the Reorganization, the AST International Growth Portfolio’s name will be changed to the AST International Equity Portfolio.

On September 19-20, 2022, the Board of the Advanced Series Trust and the Prudential Series Fund approved the reorganization (the “Reorganization”) of AST T. Rowe Price Diversified Real Growth Portfolio and AST Prudential Flexible Multi-Strategy Portfolio (the “Target Portfolios”) into PSF PGIM Flexible Managed Portfolio (the “Acquiring Portfolio”). The shareholders of the Target Portfolios approved the reorganization at a meeting on January 24, 2023. It is expected that the Reorganization will be completed on or around February 24, 2023.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Prudential Series Fund and Shareholders of PSF Global Portfolio, PSF International Growth Portfolio, PSF Mid-Cap Growth Portfolio, PSF Natural Resources Portfolio, PSF PGIM 50/50 Balanced Portfolio, PSF PGIM Flexible Managed Portfolio, PSF PGIM Government Income Portfolio, PSF PGIM Government Money Market Portfolio, PSF PGIM High Yield Bond Portfolio, PSF PGIM Jennison Blend Portfolio, PSF PGIM Jennison Focused Blend Portfolio, PSF PGIM Jennison Growth Portfolio, PSF PGIM Jennison Value Portfolio, PSF PGIM Total Return Bond Portfolio, PSF Small-Cap Stock Index Portfolio, PSF Small-Cap Value Portfolio and PSF Stock Index Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PSF Global Portfolio, PSF International Growth Portfolio, PSF Mid-Cap Growth Portfolio, PSF Natural Resources Portfolio, PSF PGIM 50/50 Balanced Portfolio, PSF PGIM Flexible Managed Portfolio, PSF PGIM Government Income Portfolio, PSF PGIM Government Money Market Portfolio, PSF PGIM High Yield Bond Portfolio, PSF PGIM Jennison Blend Portfolio, PSF PGIM Jennison Focused Blend Portfolio, PSF PGIM Jennison Growth Portfolio, PSF PGIM Jennison Value Portfolio, PSF PGIM Total Return Bond Portfolio, PSF Small-Cap Stock Index Portfolio, PSF Small-Cap Value Portfolio and PSF Stock Index Portfolio (constituting Prudential Series Fund, hereafter collectively referred to as the “Portfolios”) as of December 31, 2022, the related statements of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein ended on or subsequent to December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2022, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period ended December 31, 2022 and each of the financial highlights for each of the periods indicated therein ended on or subsequent to December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of PSF Global Portfolio, PSF International Growth Portfolio, PSF Mid-Cap Growth Portfolio, PSF Natural Resources Portfolio, PSF PGIM 50/50 Balanced Portfolio, PSF PGIM Flexible Managed Portfolio, PSF PGIM Government Income Portfolio, PSF PGIM Government Money Market Portfolio, PSF PGIM High Yield Bond Portfolio, PSF PGIM Jennison Blend Portfolio, PSF PGIM Jennison Growth Portfolio, PSF PGIM Jennison Value Portfolio, PSF PGIM Total Return Bond Portfolio, PSF Small-Cap Stock Index Portfolio, PSF Small-Cap Value Portfolio and PSF Stock Index Portfolio as of and for the year ended December 31, 2019 and the financial highlights for each of the periods ended on or prior to December 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose reports dated February 14, 2020 expressed unqualified opinions on those financial statements and financial highlights.

The financial statements of PSF PGIM Jennison Focused Blend Portfolio as of and for the year ended December 31, 2019 and the financial highlights for each of the periods ended on or prior to December 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 12, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

February 17, 2023

We have served as the auditor of one or more investment companies in the Prudential Insurance Portfolios complex since 2020.

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INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

Information about the Trustees (or “Board Members”) and the officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Board Members.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Board Members.” The Trustees oversee the operations of the Trust and appoint officers who are responsible for day-to-day business decisions based on policies set by the Board.

Independent Board Members
Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Susan Davenport Austin 1967 No. of Portfolios Overseen: 76

Chief Financial Officer of Grace Church School (Since September 2019); President, Candide Business Advisors, Inc. (Since 2011); formerly Senior Managing Director of Brock Capital (2014-2019); formerly Vice Chairman (2013 -2017), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; formerly President of Sheridan Gospel Network (2004-2014).

Director of NextEra Energy Partners, LP (NYSE: NEP) (Since February 2015); Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); formerly Chairman (2011-2014), formerly Presiding Director (2014-2017) and currently a Member (2007-present) of the Board of Directors, Broadcast Music, Inc.; formerly Member of the Board of Directors, The MacDowell Colony (2010 - 2021).

Since February 2011
Sherry S. Barrat 1949 No. of Portfolios Overseen: 76

Formerly Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011–June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.

		Lead Director of NextEra Energy, Inc. (NYSE: NEE) (since May 2020); Director of NextEra Energy, Inc. (since 1998); Director of Arthur J. Gallagher & Company (Since July 2013).	Since January 2013
Jessica M. Bibliowicz 1959 No. of Portfolios Overseen: 76

Chairman of the Board of Fellows of Weill Cornell Medicine (since 2014); Director of Apollo Global Management, Inc. (since 2022); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products).

		Formerly Director of the Asia-Pacific Fund, Inc. (2006-2019); formerly Director of Sotheby’s (2014-2019) auction house and art-related finance.	Since September 2014
Kay Ryan Booth 1950 No. of Portfolios Overseen: 76

Trinity Investors (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008 – January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).

		None.	Since January 2013
Stephen M. Chipman 1961 No. of Portfolios Overseen: 76

Formerly Group Managing Director, International Expansion and Regional Managing Director, Americas of Vistra (June 2018 – June 2019); formerly Chief Executive Officer and Director of Radius (2016-2018); formerly Senior Vice Chairman (January 2015-October 2015) and Chief Executive Officer (January 2010-December 2014) of Grant Thornton LLP.

Chairman of the Board of Auxadi Holdco, S.L. (Since February 2022); Non-Executive Director of Auxadi Holdco, S.L (Since November 2020); Non-Executive Director of Stout (Since January 2020); formerly Non-Executive Director of Clyde & Co. (January 2020 – June 2021); Formerly Non-Executive Chairman (September 2019 – January 2021) of Litera Microsystems.

Since January 2018
Robert F. Gunia 1946 No. of Portfolios Overseen: 76

Director of ICI Mutual Insurance Company (June 2020 - present; June 2016-June 2019); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of PGIM Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.

		Formerly Director (1989-2019) of The Asia Pacific Fund, Inc.	Since July 2003

D1

Independent Board Members
Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Thomas M. O’Brien 1950 No. of Portfolios Overseen: 76

Chairman, Chief Executive Officer and President of Sterling Bancorp (Since June 2020); Chairman, Chief Executive Officer and President of Sterling Bank and Trust, F.S.B.; formerly Vice Chairman of Emigrant Bank and President of its Naples Commercial Finance Division (October 2018–March 2020); formerly Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-April 2017) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.

Formerly Director, Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006 – January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.

Since July 2003

Interested Board Member
Timothy S. Cronin 1965 Number of Portfolios Overseen: 76

Vice President of Prudential Annuities (Since May 2003); Senior Vice President of PGIM Investments LLC (Since May 2009); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since March 2006).

		None.	Since October 2009

Officers(a)
Name Year of Birth Position	Principal Occupation(s) During the Past Five Years	Length of Service as Officer
Ken Allen 1969 Vice President	Vice President of Investment Management (since December 2009).	Since June 2019
Claudia DiGiacomo 1974 Chief Legal Officer and Assistant Secretary

Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005
Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006
Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2019
Patrick E. McGuinness 1986 Assistant Secretary

Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since June 2020
Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since March 2021

D2

Officers(a)
Name Year of Birth Position	Principal Occupation(s) During the Past Five Years	Length of Service as Officer
Isabelle Sajous 1976 Chief Compliance Officer

Chief Compliance Officer (since April 2022) of PGIM Investments LLC, the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; Chief Compliance Officer (since September 2022) of the PGIM Private Credit Fund; Chief Compliance Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Vice President, Compliance of PGIM Investments LLC (since December 2020); formerly Director, Compliance (July 2018-December 2020) of Credit Suisse Asset Management LLC; and Vice President, Associate General Counsel & Deputy Chief Compliance Officer of Cramer Rosenthal McGlynn, LLC (August 2014-July 2018).

Since April 2022
Kelly Florio 1978 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly, Head of Fraud Risk Management (October 2019-December 2021) at New York Life Insurance Company; formerly, Head of Key Risk Area Operations (November 2018-October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.

Since June 2022
Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer

Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); Principal Financial Officer (since September 2022) of the PGIM Private Credit Fund; Principal Financial Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly, Treasurer and Principal Accounting Officer (March 2022- July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019
Lana Lomuti 1967 Assistant Treasurer

Vice President (since 2007) within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.

Since April 2014
Russ Shupak 1973 Assistant Treasurer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2013-2017) within PGIM Investments Fund Administration.

Since October 2019
Deborah Conway 1969 Assistant Treasurer

Vice President (since 2017) within PGIM Investments Fund Administration; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2007-2017) within PGIM Investments Fund Administration.

Since October 2019
Elyse M. McLaughlin 1974 Assistant Treasurer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2011-2017) within PGIM Investments Fund Administration.

Since October 2019
Alina Srodecka, CPA 1966 Assistant Treasurer

Vice President of Tax at Prudential Financial, Inc. (Since August 2007); formerly Director of Tax at MetLife (January 2003 – May 2006); formerly Tax Manager at Deloitte & Touché (October 1997 – January 2003); formerly Staff Accountant at Marsh & McLennan (May 1994 – May 1997).

Since June 2017

(a) Excludes Mr. Cronin, an Interested Board Member who also serves as President and Principal Executive Officer.

Explanatory Notes to Tables:

Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments and/or an affiliate of PGIM Investments. Timothy S. Cronin is an Interested Board Member because he is employed by an affiliate of the Manager.

Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

There is no set term of office for Board Members or Officers. The Independent Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 78, provided that the Board may extend the retirement age on a year-by-year basis for a Board Member.

As used in the Officer’s table, “Prudential” means The Prudential Insurance Company of America

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

“No. of Portfolios Overseen” includes all investment companies managed by PGIM Investments and/or ASTIS that are overseen by the Board Member. The investment companies for which PGIM Investments and/or ASTIS serves as Manager include PGIM Mutual Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

D3

The prospectuses for the Prudential Series Fund portfolios and the applicable variable annuity or variable life prospectuses contain information on the investment objectives, risks, charges, and expenses of the portfolios and on the contracts and should be read carefully.

A description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling the appropriate phone number listed below and on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov. Additionally, this information is available on the Fund’s website at www.prudential.com/variableinsuranceportfolios.

The Fund files with the Commission a complete listing of portfolio holdings as of its first and third calendar quarter-end on Form N-PORT. Form N-PORT is available on the Commission’s website at www.sec.gov or call (800) SEC-0330. Additionally, the Fund makes a complete listing of portfolio holdings as of its first and third calendar quarter-end available on its website listed above.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling the appropriate phone number listed below.

To contact your client services representative, please call the phone number listed below.

Owners of Individual Annuity contracts should call (888) 778-2888.

Owners of Individual Life Insurance contracts should call (800) 778-2255.

Owners of Group Variable Universal Life Insurance contracts should call (800) 562-9874.

Owners of Group Variable Universal Life Insurance contracts through AICPA should call (800) 223-7473.

Annuity and life insurance contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America

751 Broad Street

Newark, NJ 07102-3714

Every year we will send you an updated summary prospectus. We will also send you, or make available to you pursuant to Rule 30e-3 under the Investment Company Act of 1940, an annual report and a semi-annual report, which contain important financial information about the Portfolios.

To reduce Portfolio expenses, we may send or make available one annual shareholder report, one semi-annual shareholder report and one summary prospectus per household (householding), unless you instruct us or the relevant participating insurance company otherwise.

Householding is not yet available on all products. You should be aware that by calling (800) 778-2255, you can revoke, or “opt out,” of householding at any time, which may increase the volume of mail you will receive.

©2023 Prudential Financial, Inc. and its related entities. PGIM Investments, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

PSF-AR-A

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen Chipman, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a)  Audit Fees

For the fiscal years ended December 31, 2022 and December 31, 2021, PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $585,100 and $550,500, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended December 31, 2022 and December 31, 2021, fees of $12,143 and $10,625 were billed to the Registrant for services rendered by PwC in connection with matters relating to foreign reclaims attestation paid by Prudential Financial, Inc. and/or its affiliates.

(c) All Other Fees

For the fiscal years ended December 31, 2022 and December 31, 2021: none.

(d) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds.

Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X –

	Fiscal Year Ended December 31, 2022	Fiscal Year Ended December 31, 2021
4(b)	0%	0%
4(c)	Not applicable.	Not applicable.
4(d)	Not applicable.	Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2022 and December 31, 2021 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

(i) Not applicable.

(j) Not applicable.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 –	Exhibits

(a)(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(a)(2)(1) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(a)(2)(2) Change in the registrant’s independent public accountant – Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The Prudential Series Fund

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	February 17, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Timothy S. Cronin
Timothy S. Cronin
President and Principal Executive Officer

Date:	February 17, 2023

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	February 17, 2023